UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2022

ANNUAL REPORT

SEI Institutional Managed Trust

❯	Large Cap Fund

❯	Large Cap Value Fund

❯	Large Cap Growth Fund

❯	Large Cap Index Fund

❯	Tax-Managed Large Cap Fund

❯	S&P 500 Index Fund

❯	Small Cap Fund

❯	Small Cap Value Fund

❯	Small Cap Growth Fund

❯	Tax-Managed Small/Mid Cap Fund

❯	Mid-Cap Fund

❯	U.S. Managed Volatility Fund

❯	Global Managed Volatility Fund

❯	Tax-Managed Managed Volatility Fund

❯	Tax-Managed International Managed Volatility Fund

❯	Real Estate Fund

❯	Core Fixed Income Fund

❯	High Yield Bond Fund

❯	Conservative Income Fund

❯	Tax-Free Conservative Income Fund

❯	Real Return Fund

❯	Dynamic Asset Allocation Fund

❯	Multi-Strategy Alternative Fund

❯	Multi-Asset Accumulation Fund

❯	Multi-Asset Income Fund

❯	Multi-Asset Inflation Managed Fund

❯	Multi-Asset Capital Stability Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	8
Schedules of Investments	58
Glossary	374
Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities	376
Statements of Operations/Consolidated Statements of Operations	388
Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets	394
Consolidated Statement of Cash Flows	402
Financial Highlights/Consolidated Financial Highlights	403
Notes to Financial Statements/Consolidated Notes to Financial Statements	416
Report of Independent Registered Public Accounting Firm	463
Trustees and Officers of the Trust	464
Disclosure of Fund Expenses	467
Review of the Liquidity Risk Management Program	470
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreement	471
Notice to Shareholders	474

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2022 (Unaudited)

To Our Shareholders

Asset class performance was negative during the reporting period ending September 30, 2022. While equity markets withstood high volatility and concerns over new COVID-19 variants in late 2021, a potential recession, higher interest rates, and surging inflation weakened the backdrop for risk assets during the second half of the fiscal year. Stocks and bonds simultaneously faced steep price declines amid extreme volatility.

Risk assets came under pressure during the final months of the fiscal year following the U.S. Federal Reserve’s (Fed) more aggressive talk and actions. We expect further up-and-down volatility across asset classes. Short-term gyrations notwithstanding, the primary trend in risk assets still appears to be negative.

Tightening supply-chain dynamics contributed to higher prices for both consumers and producers. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation.

The U.S. Treasury yield curve flattened, especially over the last few months of the fiscal year, as the Fed hiked its benchmark interest rate. U.S. Treasury yields on the shorter end of the curve rose in greater magnitude than those on the long end. The yield on two-year Treasurys jumped by 394 basis points over the reporting period, while the yields on 10- and 30-year Treasurys rose 231 and 171 basis points, respectively.

Geopolitical events

COVID-19 was an unavoidable and significant theme across the period, claiming its six-millionth victim globally in February 2022 (including more than 900,000 in the U.S.). The first quarter of the period was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. Case numbers soared as the new variant proved to be highly transmissible, yet generally less severe.

The U.S. Congress voted to raise the debt ceiling (that is, the federal government’s borrowing limit) twice during the period—first with an October 2021 stopgap hike of $480 billion, and then with a December increase of $2.5 trillion—which is expected to cover spending through early 2023. President Joe Biden signed the Infrastructure Investment and Jobs Act—a multi-year infrastructure funding bill—into law in November 2021. The initiative appropriated $1.2 trillion (including $550 billion above baseline spending), with nearly $300 billion of new spending to fund transportation projects over the next decade, another $65 billion apiece dedicated to broadband internet and power grid projects, and $55 billion reserved for water infrastructure.

In late February 2022, Russia invaded Ukraine. Western nations responded with an array of sanctions, bans, and other coordinated actions—largely focused on disrupting Russia’s financial, energy, technology and transportation activities, as well as state-owned enterprises and high-profile individuals in public and business positions. In addition to mounting fierce resistance to Russia’s invasion, Ukraine submitted a formal application for admission to the European Union (EU).

The imposition of coordinated sanctions effectively blocked Russian entities from trade in major foreign currencies. The Central Bank of the Russian Federation was forced to increase its benchmark rate by 10.5 percentage points to 20.0%; offer unlimited liquidity support to banks as they faced runs; raise capital controls on exporters and residents; and shutter its financial markets. By mid-March, the EU had instituted a broad ban on investments in Russia as well as exports to and imports from the country (although imports of Russian metals and energy were still permitted).

Energy took center stage as inflation drove prices higher. Russia began reducing natural gas pipeline supply to Europe in mid-June, limiting the ability of European nations to stockpile gas for winter, and driving prices in the region much higher.

The North Atlantic Treaty Organization (NATO) announced a plan in the final quarter of the reporting period to increase its high-readiness Response Force (NRF) from 40,000 to 300,000 after activating NRF troops for the first time in its history following Russia’s attack on Ukraine. Sweden and Finland’s paths to join NATO brightened at the end of June. Turkey unblocked their applications and signed a trilateral memorandum of support for their memberships in exchange for weapons sales, and prioritization by the Scandinavian countries of Turkish extradition requests for purported Kurdish militants.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

LETTER TO SHAREHOLDERS (Continued)

September 30, 2022 (Unaudited)

The U.S. followed NATO’s planned increases with its own European expansion announcement. The buildout will include a permanent Army base in Poland, rotations through Romania and the Baltics, more Navy ships in Spain, air defenses in Italy, and fighter jets in the U.K.

Economic performance

U.S. gross domestic product (GDP) continued to slow in July after accelerating sharply from the beginning of the year. GDP contracted by an annualized rate of 1.6% during the first quarter of 2022, and retreated by a 0.6% annualized rate during the second quarter of 2022. The reading marked two consecutive quarters of negative GDP, which meets a widely cited—but unofficial—technical definition of a recession. Many economists view a recession as a significant and sustained decline in economic activity (accompanied by high unemployment) that lasts more than a few months.

Nevertheless, consumer spending, which drives nearly 70% of U.S. economic activity, advanced by 0.4% in August (as measured by the personal consumption expenditures–PCE–price index). This appears to be a combination of wage inflation (consumers have more money) and price inflation (goods cost more to purchase). Many economists and market watchers expect spending to fall if current economic conditions persist.

The U.S. labor market remained quite healthy during the fiscal year and the third quarter of 2022. The U.S. unemployment rate held at 3.5% in September, just above a 50-year low. New claims for unemployment benefits declined throughout the final quarter of the fiscal year, falling back below 200,000 per week in late September for the first time since the spring.

The Federal Open Market Committee (FOMC) increased the federal funds rate by 0.50% (the first hike of its size since 2000) at its early-May 2022 meeting, by 0.75% (the first of its size since 1994) at its mid-June meeting, and then by 0.75% again in July and September, raising the benchmark rate’s target range to 3.0%-3.25%. The central bank also began to accelerate its balance-sheet reduction in September, doubling the amount of monthly Treasury and mortgage holdings that mature without being replaced to maximum paces of $60 billion and $35 billion, respectively.

Market developments

The S&P 500 Index returned -15.47% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000® Value Index) declined 11.36% and led large-cap growth stocks (as measured by the Russell 1000® Growth Index), which fell 22.59%. At the sector level, energy, utilities and consumer staples stocks were the strongest performers within the S&P 500 Index, while telecommunications, consumer discretionary and information technology lagged. Overall, U.S. equities outpaced major developed markets during the fiscal year.

Small-cap stocks, which tend to be sensitive to the success or decline in a local economy, underperformed large caps overall during the period. U.S. large-cap stocks (Russell 1000® Index) finished the reporting period down 17.22%, while small-cap stocks (Russell 2000® Index) fell 23.50%. There has been a significant amount of bad news priced into small-cap stocks. Small-cap earnings generally have held up well—especially for consumer and leisure stocks—but investors remained concerned about whether this trend can continue.

Developed markets, as measured by the MSCI World Index (Net), finished down 19.63% for the year, but outperformed emerging markets. The MSCI Emerging Markets Index (Net) finished the reporting period with a 28.11% loss in U.S.-dollar terms. Emerging-market stocks remained defensively positioned as emerging economies adopted aggressive monetary policies in an effort to combat high inflation and a rising U.S. dollar. Latin America was the only region to post positive equity performance for the 2022 year to date. European emerging stock markets were the weakest performers, with the MSCI Europe ex UK Index posting a 27.82% decline in U.S.-dollar terms.

The MSCI Europe Index (Net) tumbled 24.80% in U.S.-dollar terms over the reporting period. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, fell 20.66% in U.S.-dollar terms. The FTSE UK Series All-Share Index recorded a 20.52% drop in U.S. dollar terms over the full reporting period.

U.S. investment-grade corporate debt, as represented by the Bloomberg US Corporate Investment Grade Index, returned -18.53%, while the U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, was down 14.06% during the reporting period. Within the high-yield market, energy remained the largest sector, and it easily outperformed the broader market. Lower-quality issues also outperformed, as CCC rated securities led the index, followed by B and BB rated issues. U.S. asset-backed securities managed a small gain as the health of U.S. consumers improved during the fiscal year; mortgage-backed securities were down slightly.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The global fixed income market, as measured by the Bloomberg Global Aggregate Bond Index, was down 20.43% for the reporting period. Emerging-market debt (EMD) fared similarly. The J.P. Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, fell 20.63% in U.S.-dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD-denominated in external currencies (such as the U.S. dollar), was down 24.28%.

Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities (TIPS), were mixed during the year. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished up 6.64% over the reporting period due to increased demand expectations, as well as constrained supply in certain markets.

The U.S. dollar pushed into new-high territory following a strong August 2022 reading of the U.S. Consumer-Price Index and after Fed Chair Jerome Powell indicated that further interest-rate increases were on the way. Fed rate hikes attract investment in U.S. dollar-denominated assets. The large rate differential in favor of the U.S., along with the perception that the country is better positioned economically, are two major reasons behind the U.S. dollar’s extraordinary appreciation thus far in 2022. Outside of the U.S., a declining currency may give a competitive boost to domestic firms that export goods and services to the U.S. market, but it also exacerbates the inflationary pressures stemming from imports that are priced in dollars—most importantly, oil and liquefied natural gas.

Our view

The conflict in Ukraine and Russia’s suspension of natural-gas exports, high global inflation and central banks’ aggressive response to it, and a severe COVID-related slowdown in China are not exactly new; they have simply increased in intensity. Most importantly, they have forced monetary policy-makers globally to admit that they have a major inflation problem on their hands—one that is neither transitory nor likely to be resolved easily.

In our opinion, investors should be prepared to see a federal funds rate that could exceed 5%. Other central banks are following the Fed’s lead, talking tough and following up with outsized policy-rate increases. In the U.K., the bond market has gone haywire and the country’s currency has come under intense downward pressure. To use a newly popular phrase among economists and financial-market participants, things are “starting to break.”

We think that Europe will continue to be the area most under the gun owing to Russia’s suspension of natural-gas exports. Although storage facilities within the EU are now 80%-to-90% full, the continent still needs to have a steady flow of natural gas to get through the high-usage winter months. European governments may be forced to impose disruptive energy-saving restrictions on businesses and citizens. Heavy users of electricity, from aluminum smelters to glassmakers, already have been shutting down.

The U.K. has rolled out a plan to cap the cost of residential electricity at £2,500 per year over the next 18 months. Along with other measures previously announced, funding totals £180 billion, or 6.5% of the nation’s GDP. Other countries that have allocated funds for energy-related relief in excess of 3% of GDP include Croatia, Greece, Italy and Latvia.

We would not be surprised to see more energy-related relief come down the pike. Fiscal deficits could balloon in the same way they did during the early months of the COVID crisis as policy-makers do what they must to protect their populations.

Central bankers are forced by their mandates to lean hard against the rising trend in prices, although they are essentially working at cross-purposes against their own governments’ stimulus efforts. Unfortunately, they’re running just to keep up with the Fed. Interest-rate differentials versus the U.S. are still wide, with only Canada on par with the U.S.

Several large U.S. multinational companies have warned that U.S-dollar strength is beginning to exert a negative impact on revenues, suggesting that the currency’s value has risen well beyond its purchasing power parity (PPP) level. But discrepancies can last for a long time between PPP and market-based exchange rates.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

LETTER TO SHAREHOLDERS (Continued)

September 30, 2022 (Unaudited)

Nonetheless, we would not be surprised to see at least a temporary reversal in the dollar’s trend. Given a catalyst—coordinated government action to weaken the dollar or a surprisingly weak U.S. unemployment report, for example—traders might cover their long positions in a major way, causing the dollar to fall abruptly.

The rise in U.S. hourly compensation has been extensive, with annualized gains exceeding 6% even when measured over a three-year span. This is the sharpest increase in almost four decades. Similar to the 1970s experience, compensation gains have been accelerating even as productivity growth has slowed. We are concerned about this divergence. The difference between the change in compensation and the change in productivity equals the change in unit labor costs.

Although unit labor costs are more volatile than inflation, there is still a strong positive correlation between the two.

Unfortunately, history shows that it usually takes an outright recession to beat down inflation, especially when it gets this intense. It does not appear as though Fed Chair Powell’s hope for a soft landing will happen. Unit labor costs have run far ahead of inflation, and we see no reason to expect a major reversal in the near term, even if the economy stumbles into a bona fide recession.

U.S. companies have been able to push higher employment and supply costs onto the consumer. There hasn’t been much of a decline in profit margins yet—they’ve remained above all the previous cyclical peaks going back to 1947. But we suspect that margins are on the cusp of a substantial erosion. It’s typical for profit margins to decline well before an economic recession materializes.

If the economy does fall into recession and profits decline, analysts will probably be forced to mark down earnings estimates aggressively to catch up with reality. Investors aren’t waiting for those earnings revisions. They have been pushing equity prices lower in reaction to the Fed’s aggressive shift and in anticipation of a recession, both in the U.S. and globally.

A fed funds rate in the 4.4%-to-4.9% range in 2023, as projected by Fed policymakers, might still be lower than the actual out-turn. But unless the Fed is truly ready to engineer a severe recession, we think PCE price inflation could settle in a 3%-to-4% range instead of the sub-2% pace recorded over much of the past 25 years.

Several asset classes look sharply oversold again, including equities, bonds, currencies and commodities.

The dollar’s sharp climb has reversed most of this year’s appreciation in the commodities complex. If the dollar breaks to the downside, commodities should break to the upside.

We are still bullish on commodities despite the demand destruction that is occurring in Europe and other parts of the globe. Years of underinvestment in fossil fuels and metals mines will likely lead to periodic shortages over the next few years.

In recent weeks, the Chinese central government has allowed Hong Kong and Macau to open up. This might be a preview of what will happen on the Mainland once the Communist Party National Congress installs President Xi Jinping for an unprecedented third term as General Secretary of the party in October.

President Xi’s position may seem unassailable, but we bet he’s looking for a way out of his zero-COVID policy. The loosening of restrictions and return to stronger economic growth is the only logical way out.

Other emerging economies would be big beneficiaries of a revival in Chinese economic activity, yet dollar strength is a central factor for investors in emerging-market (EM) equities. The relative performance of the MSCI Emerging Market Total Return Index versus the MSCI World Index peaked in 2010, more-or-less concurrent with the trough in the trade-weighted value of the dollar. EM equities now have surrendered nearly all of the relative gains versus advanced-country stock markets that they achieved between 2000 and 2010 as the dollar has grown stronger.

The rate-hiking cycle actually began far sooner in less-developed economies, during the latter months of 2020. Interest-rate hikes in EMs have accelerated significantly this year, in both frequency and magnitude. At the end of the reporting period, yields on three-month government bonds had reached double digits in Brazil (14.3%), Colombia (10.4%), Hungary (10.0%) and Turkey (17.8%). Among these four, only Brazil’s rate is comfortably above the inflation rate. Turkey, by contrast, is facing an inflation rate of close to 80%. There is little wonder that the Brazilian real has maintained its value against the dollar this year, while the Turkish lira has declined by almost 30%.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The bottom line is that a global recession is forming on the horizon, with Europe and the U.K. more vulnerable to a downturn than the U.S. in the near term.

Short-term gyrations notwithstanding, the primary trend in risk assets still appears negative. Inflation in the U.S. has probably peaked, but we do not expect it to fall as rapidly or as far as the Fed projects. The central bank may still be underestimating the extent to which it needs to tighten monetary policy in order to slow the economy and produce slack in the labor markets.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Institutional Managed Trust / Annual Report / September 30, 2022

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2022 (Unaudited)

Index Definitions

Bloomberg 1-3 Year U.S. Government/Credit Index: includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Bloomberg 1-5 Year U.S. TIPS Index: represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

Bloomberg Commodity Index: is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg Long A+ US Credit Index: measures the performance of the U.S. corporate and a non-corporate component with maturities of 10 years and greater that includes foreign agencies, sovereigns, supranationals, and local authorities.

Bloomberg US Aggregate Bond Index: The Bloomberg U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA 3-Month U.S. Treasury Bill Index: measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index: is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI EAFE Index: is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 1000® Growth Index: measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index: The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index: measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index: measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Index: measures the performance of the 2,500 smallest companies in the Russell 3000® Index. This index is market cap-weighted and includes only common stocks incorporated in the U.S. and its territories.

Russell 3000® Index: measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Midcap® Index: measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

S&P 500 Index: is an unmanaged, market-weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

Wilshire U.S. Real Estate Securities Index: is a broad measure of the performance of publicly traded U.S. real estate securities, such as REITs and REOCs. The index is capitalization-weighted. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Wilshire U.S. Real Estate Securities Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2022: Brandywine Global Investment Management, LLC (Brandywine), Ceredex Value Advisors LLC (Ceredex), Coho Partners, Ltd. (Coho), Fred Alger Management, LLC (Alger), LSV Asset Management (LSV), MarVista Investment Partners, LLC (MarVista), and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Large Cap Fund, Class F, returned -17.25%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of the U.S. large-cap equity market—returned -17.22%.

IV. Performance Discussion

Supply-chain disruptions, the end of pandemic-induced lockdowns, Russia’s invasion of Ukraine, and fiscal stimulus contributed to increased global inflation during the fiscal year. As noted in the shareholder letter, central banks globally reacted by raising interest rates at a record pace. This led to a selloff in most asset markets, including the U.S. stock market. Value stocks generally held up better than their growth counterparts in this environment. Small- and medium-capitalization stocks generally fell further than larger-capitalization stocks during the market decline.

Within the U.S. large-cap universe, as represented by the Russell 1000® Index, the only GICS sectors to produce positive returns were energy and utilities as rising commodity prices benefited oil and gas companies and investors also gravitated toward the less economically sensitive industries such as electric utilities. The consumer staples and health care sectors saw smaller losses than the overall market and helped cushion the decline in portfolios. The communication services sector was the worst performer for the reporting period as shares of both traditional media companies and social media companies fell out of favor.

The Fund’s overweights to the less volatile consumer staples and health care sectors bolstered performance relative to the benchmark index. An underweight to the communication services sector also had a positive impact. Security selection within the information technology sector was hampered by an underweight to Apple, one of the few big-growth stocks that achieved a positive return for the year. Similarly, an underweight to Tesla weighed on Fund performance within the consumer discretionary sector. However, overall the Fund’s value tilt enhanced performance. The Fund’s greater emphasis on medium-capitalization stocks relative to the benchmark detracted from performance during the reporting period.

Coho, one of the Fund’s managers that emphasizes investments in quality companies, outperformed over the reporting period due to its emphasis of holdings within the consumer staples and health care sectors and its avoidance of the communication services sector. MarVista also emphasizes investments in quality companies, but its relative performance was hurt by the lack of investments in the energy and utilities sectors. MarVista’s security selection within the industrials and information technology sectors detracted from performance for the period. Alger lagged due to its growth orientation and its holdings within the information technology sector.

Brandywine outperformed during the reporting period due to its value orientation and its allocations to the energy, materials and utilities sectors. The outperformance of LSV was attributable to its value orientation, but was hampered by its medium-capitalization exposure and security selection within the consumer discretionary and information technology sectors. Ceredex’s relative performance benefited from its value exposure, while its security selection within the industrials and health care sectors had a negative impact. The SEI Momentum Factor Portfolio, managed by SIMC, outperformed due to positive payoffs to momentum stocks and its allocation to the energy sector in particular. The SEI Stability Factor Portfolio, also managed by SIMC, outperformed due to a significant allocation to the consumer staples sector and its holdings within the specialty retail and IT services industries.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class F	-17.25%	5.00%	6.47%	9.58%	9.99%
Large Cap Fund, Class Y	-17.08%	5.24%	6.72%	9.78%	10.14%
Russell 1000® Index	-17.22%	7.95%	9.00%	11.60%	11.98%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Large Cap Value Fund

I. Objective

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2022: Brandywine Global Investment Management, LLC (Brandywine), Cullen Capital Management, LLC (Cullen) (fka Schafer Cullen Capital Management), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Large Cap Value Fund, Class F, returned -10.30%. The Fund’s benchmark—the Russell 1000® Value Index, which tracks the performance of the large-cap value segment of the U.S. equity universe—returned -11.36%.

IV. Performance Discussion

Supply-chain disruptions, the end of pandemic-induced lockdowns, Russia’s invasion of Ukraine, and fiscal stimulus contributed to increased global inflation during the fiscal year. As noted in the shareholder letter, central banks globally reacted by raising interest rates at a record pace. This led to a selloff in most asset markets, including the U.S. stock market. Value stocks generally held up better than their growth counterparts in this environment. Small- and medium-capitalization stocks generally fell further than larger-capitalization stocks during the market decline.

Within the U.S. large-cap universe, as represented by the Russell 1000® Index, the only GICS sectors to produce positive returns were energy and utilities as rising commodity prices benefited oil and gas companies and investors also gravitated toward the less economically sensitive industries such as electric utilities. The consumer staples and health care sectors saw smaller losses than the overall market and helped cushion the decline in portfolios. The communication services sector was the worst performer for the reporting period as shares of both traditional media companies and social media companies fell out of favor.

Fund performance for the reporting period benefited from the value orientation. The outperformance relative to the benchmark resulted primarily from favorable security selection; an underweight to the communication services sector also was a contributor. An overweight to the consumer discretionary sector was a slight headwind to performance. The Fund’s pharmaceutical holdings drove the positive security selection within the health care sector.

Among Fund managers, Brandywine outperformed the benchmark over the fiscal year due to an overweight to the utilities and materials sectors and an underweight to the real estate sector. LSV’s benchmark-relative underweights to the utilities and energy sectors detracted from Fund performance, but favorable stock selection within the health care and industrials sectors had a positive impact.

Cullen outperformed due to its lower-volatility exposure and its holdings within the energy sector. The outperformance of the SEI Value Factor Portfolio managed by SIMC was attributable to favorable security selection within the health care sector and an underweight to communication services.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Value Fund, Class F	-10.30%	3.73%	4.29%	8.24%	9.98%
Large Cap Value Fund, Class I	-10.52%	3.50%	4.06%	8.00%	7.87%
Large Cap Value Fund, Class Y	-10.06%	3.99%	4.56%	8.42%	6.25%
Russell 1000® Value Index	-11.36%	4.36%	5.29%	9.17%	9.11%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class F, Class I and Class Y, versus the Russell 1000® Value Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 10/3/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Large Cap Growth Fund

I. Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2022: Fiera Capital Inc. (Fiera), Fred Alger Management, LLC (Alger), McKinley Capital Management, LLC (McKinley), and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Large Cap Growth Fund, Class F, returned -23.91%. The Fund’s benchmark—the Russell 1000® Growth Index, which tracks the performance of the large-cap growth segment of the U.S. equity universe—returned -22.59%.

IV. Performance Discussion

Supply-chain disruptions, the end of pandemic-induced lockdowns, Russia’s invasion of Ukraine, and fiscal stimulus contributed to increased global inflation during the fiscal year. As noted in the shareholder letter, central banks globally reacted by raising interest rates at a record pace. This led to a selloff in most asset markets, including the U.S. stock market. Value stocks generally held up better than their growth counterparts in this environment. Small- and medium-capitalization stocks generally fell further than larger-capitalization stocks during the market decline.

Within the U.S. large-cap universe, as represented by the Russell 1000® Index, the only GICS sectors to produce positive returns were energy and utilities as rising commodity prices benefited oil and gas companies and investors also gravitated toward the less economically sensitive industries such as electric utilities. The consumer staples and health care sectors saw smaller losses than the overall market and helped cushion the decline in portfolios. The communication services sector was the worst performer for the reporting period as shares of both traditional media companies and social media companies fell out of favor.

The Fund’s growth orientation hurt performance during the year. An underweight of the largest capitalization stocks detracted from security selection within the information technology sector. An overweight to the health care and materials sectors, along with favorable security selection within them, was beneficial. Security selection within the financials sector detracted. An underweight to the communication services sector helped benchmark-relative performance.

Alger’s performance was hurt by an underweight to the consumer staples sector and by security selection within the information technology sector. McKinley’s performance benefited from an overweight to the energy sector and favorable security selection within the materials sector, but security selection within the health care and communication services sectors detracted.

The SEI Momentum Factor Portfolio managed by SIMC outperformed due to an underweight of the communication services sector and favorable security selection within the information technology and health care sectors. Fiera’s overweight to the consumer staples sector was beneficial and Fiera provided favorable security selection results within the health care and consumer discretionary sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Growth Fund, Class F	-23.91%	8.67%	10.40%	11.41%	8.60%
Large Cap Growth Fund, Class I	-24.08%	8.43%	10.15%	11.17%	8.30%
Large Cap Growth Fund, Class Y	-23.73%	8.93%	10.67%	11.60%	8.67%
Russell 1000® Growth Index	-22.59%	10.67%	12.17%	13.70%	9.92%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 1000® Growth Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investments to manage portions the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The sole sub-advisor as of September 30, 2022, was SSGA Funds Management, Inc. (SSGA).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Large Cap Index Fund, Class F, returned -17.38%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of approximately 1,000 large- and mid-cap U.S. companies that are considered representative of the broad U.S. stock market —returned -17.22%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the Russell 1000® Index.

Supply-chain disruptions, the end of pandemic-induced lockdowns, Russia’s invasion of Ukraine, and fiscal stimulus contributed to increased global inflation during the fiscal year. As noted in the shareholder letter, central banks globally reacted by raising interest rates at a record pace. This led to a selloff in most asset markets, including the U.S. stock market. Value stocks generally held up better than their growth counterparts in this environment. Small- and medium-capitalization stocks generally fell further than larger-capitalization stocks during the market decline.

Within the U.S. large-cap universe, as represented by the Russell 1000® Index, the only GICS sectors to produce positive returns were energy and utilities as rising commodity prices benefited oil and gas companies and investors also gravitated toward the less economically sensitive industries such as electric utilities. The consumer staples and health care sectors saw smaller losses than the overall market and helped cushion the decline in portfolios. The communication services sector was the worst performer for the reporting period as shares of both traditional media companies and social media companies fell out of favor.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class F	-17.38%	7.68%	6.67%
Russell 1000® Index	-17.22%	7.95%	6.95%

Comparison of Change in the Value of a $100,000 Investment in the Large Index Cap Fund, Class F versus the Russell 1000® Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 1/31/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Tax-Managed Large Cap Fund

I. Objective

The Tax-Managed Large Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2022: Brandywine Global Investment Management, LLC (Brandywine), Coho Partners, Ltd. (Coho), Cullen Capital Management, LLC (Cullen) (fka Schafer Cullen Capital Management), Fiera Capital Inc. (Fiera), LSV Asset Management (LSV), MarVista Investment Partners, LLC (MarVista), and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Tax-Managed Large Cap Fund, Class F, returned -14.72%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of the U.S. large-cap equity market—returned -17.22%.

IV. Performance Discussion

Supply-chain disruptions, the end of pandemic-induced lockdowns, Russia’s invasion of Ukraine, and fiscal stimulus contributed to increased global inflation during the fiscal year. As noted in the shareholder letter, central banks globally reacted by raising interest rates at a record pace. This led to a selloff in most asset markets, including the U.S. stock market. Value stocks generally held up better than their growth counterparts in this environment. Small- and medium-capitalization stocks generally fell further than larger-capitalization stocks during the market decline.

Within the U.S. large-cap universe, as represented by the Russell 1000® Index, the only GICS sectors to produce positive returns were energy and utilities, as rising commodity prices benefited oil and gas companies and investors also gravitated toward the less economically sensitive industries such as electric utilities. The consumer staples and health care sectors saw smaller losses than the overall market and helped cushion the decline in portfolios. The communication services sector was the worst performer for the reporting period as shares of both traditional media companies and social media companies fell out of favor.

The Fund’s value tilt helped it to outperform the benchmark Russell 1000® Index for the fiscal year. The Fund’s overweights to the less volatile consumer staples and healthcare sectors contributed to performance relative to the benchmark. An underweight to the communication services sector was also beneficial. Security selection was favorable within the health care and consumer discretionary sectors, but security selection within financials detracted from performance.

Coho, one of the Fund’s managers that emphasizes investments in quality companies, outperformed during the reporting period due to its emphasis on holdings within the consumer staples and health care sectors and its avoidance of the communication services sector. MarVista also emphasizes investments in quality companies, but its relative performance was hampered by the lack of exposure to the energy or utilities sectors. MarVista’s security selection within the industrials and information technology sectors also detracted from performance. Fiera outperformed due to favorable security selection within the consumer discretionary and health care sectors.

Brandywine’s outperformance over the reporting period was attributable to its value orientation and its allocations to the energy, materials, and utilities sectors. LSV outperformed due to its value orientation, its medium-capitalization exposure and its security selection within the consumer discretionary and information technology sectors weighed on performance. Cullen outperformed due to its value orientation and its holdings within the energy sector, as well as its underweight to the communication services sector. The SEI Momentum Factor Portfolio managed by SIMC outperformed due mainly to positive contributions from momentum stocks and its allocation to the energy sector. The SEI Stability Factor Portfolio managed by SIMC outperformed due to a significant allocation to the consumer staples sector and its holdings within the specialty retail and IT services industries.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Tax-Managed Large Cap Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Large Cap Fund, Class F	-14.72%	6.63%	7.54%	10.05%	5.93%
Tax-Managed Large Cap Fund, Class Y	-14.49%	6.91%	7.81%	10.26%	6.02%
Russell 1000® Index	-17.22%	7.95%	9.00%	11.60%	7.29%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 3/5/98. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2022, was SSGA Funds Management, Inc. (SSGA).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the S&P 500 Index Fund, Class F, returned -15.68%. The Fund’s benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned -15.47%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the S&P 500 Index for the fiscal year.

Supply-chain disruptions, the end of pandemic-induced lockdowns, Russia’s invasion of Ukraine, and fiscal stimulus contributed to increased global inflation during the fiscal year. As noted in the shareholder letter, central banks globally reacted by raising interest rates at a record pace. This led to a selloff in most asset markets, including the U.S. stock market. Value stocks generally held up better than their growth counterparts in this environment. Small- and medium-capitalization stocks generally fell further than larger-capitalization stocks during the market decline.

Within the U.S. large-cap universe, as represented by the Russell 1000® Index, the only GICS sectors to produce positive returns were energy and utilities as rising commodity prices benefited oil and gas companies and investors also gravitated toward the less economically sensitive industries such as electric utilities. The consumer staples and health care sectors saw smaller losses than the overall market and helped cushion the decline in portfolios. The communication services sector was the worst performer for the reporting year as shares of both traditional media companies and social media companies fell out of favor.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class F	-15.68%	7.89%	8.97%	11.34%	8.27%
S&P 500 Index Fund, Class I	-16.02%	7.46%	8.54%	11.00%	7.96%
S&P 500 Index (Gross)	-15.47%	8.16%	9.24%	11.70%	8.67%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class F and Class I, versus the S&P 500 Index (Gross)

[1]

For the year ended 9/30/22. Past performance is not an indication of future performance. Class F shares were offered beginning 2/28/96. Class I shares were offered beginning 6/28/02. The performance of Class I shares prior to 6/28/02 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2022: Copeland Capital Management, LLC (Copeland), EAM Investors, LLC (EAM), Easterly Investment Partners LLC (Easterly) (fka Snow Capital Management L.P.), Hillsdale Investment Management Inc. (Hillsdale), Leeward Investments, LLC (Leeward) (fka LMCG Investments, LLC), Los Angeles Capital Management, LLC (LA Capital) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Small Cap Fund, Class F, returned -17.98%. The Fund’s benchmark—the Russell 2000 Index, which tracks the performance of the U.S. small-cap equity market—returned -23.50%.

IV. Performance Discussion

The 12-month period ended September 30, 2022, was extremely challenging for global financial markets. Optimism for an improving global economic backdrop gave way to recessionary fears amid the conflict in Ukraine, runaway inflation, and an aggressively tightening monetary policy from the U.S. Federal Reserve (Fed). U.S. small-cap stocks, as measured by the Russell 2000 Index, were down 23.5% for the period, and the -25.1% return for the 2022 year to date is one of the worst starts to a year on record for the asset class.

The fourth quarter of 2021 was defined predominantly by markets digesting the potential impact of the Omicron variant of COVID-19 discovered in South Africa. Consequently, defensive areas of the market led the way, and lower-quality names sold off—particularly in the small-cap sector—providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with them coming back down to earth.

The Fed announced a hastening of its planned wind-down of bond purchases as part of its shift to a generally more hawkish stance in an effort to combat elevated inflation.

The Fed also dropped references to inflation as “transitory” in a policy statement in December 2021. From a factor perspective, quality outperformed for the quarter, as did value in small cap, but the style remained challenged by the FAANG (Meta – formerly known as Facebook, Amazon, Apple, Netflix, and Alphabet – formerly known as Google) contingent in large cap. Low volatility was also a beneficiary of the de-risking trend.

As noted in the shareholder letter, in the first quarter of 2022, Omicron swept across the U.S., with new daily cases hitting highs not seen even in the height of the Delta variant wave. Omicron appeared to be less severe in nature, leading to fewer hospitalizations and deaths than prior iterations. This headline consideration was largely pushed from the public focus, however, when Russia invaded Ukraine in February 2022. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which, combined with the conflict in the export-heavy region, sent commodity prices skyrocketing.

This began a series of events which led the Fed to implement quantitative tightening and interest-rate hikes in a more aggressive manner than initially postured. While financial markets sold off on news of the invasion, subsequently hawkish positioning by the Fed sent them into a tailspin. Mega-cap technology names, long-duration assets, and lower-quality companies in the small-cap sector all took the brunt of this, declining most dramatically – creating a tailwind for active management. Value stocks outperformed their growth counterparts, though they also were not completely immune from the volatility.

Nearly every asset class aside from commodities meaningfully declined during the second quarter of 2022. Most major equity indexes fell by at least 20% with small caps and growth stocks experiencing the sharpest drawdowns. Recessionary fears accelerated as there was some skepticism that the Fed could curb inflation to its target of 2% without triggering a full-blown recession. This has only been accomplished once since the end of World War II, when inflation exceeded 5% in 1951-1952. Concerns also mounted around China’s zero- COVID policy-induced lockdowns, disrupting both its domestic and the global economy.

The downward trend temporarily reversed in the third quarter of 2022 in what many described as a ”bear market rally.” Better-than-expected Consumer Price Index (CPI) data in early in the quarter triggered a wave of speculation that the Fed might pivot on its rate-hiking program earlier than expected. Until about mid-August, markets rallied, led by the most speculative, least financially sound names. However, markets resumed their downward trend when

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Fed Chair Jerome Powell reiterated the Fed’s dedication to bringing inflation under control, and subsequent inflation statistics were not as promising. This resulted in a poor performance for equities in September. Quality, low volatility, and value all underperformed for the quarter.

Energy was the best-performing sector for the reporting period, returning over 24%, while the broader Russell 2000 Index fell 23.5%. Utilities was the only other sector to chalk up a gain, returning roughly 3%. Communication services, consumer discretionary, health care and information technology were the largest market laggards, while consumer staples, financials, industrials and materials outperformed.

The Fund significantly outperformed its benchmark, the Russell 2000 Index, for the reporting year, bolstered mainly by stock selection in information technology and an underweight to health care. It was a generally positive environment for the Fund, with value, quality, and momentum outperforming. Value comprised the largest tailwind to Fund performance, closely followed by quality. Momentum began to take residence within value and quality stocks, and the three alphas aligning in this way is when we would expect to see the strongest tailwinds to Fund performance. Nonetheless, the fourth quarter of the fiscal year was particularly challenging for our alpha sources, as both value and quality underperformed in a speculative environment.

Five of six Fund sub-advisors outperformed for the period. Leeward was the leading positive contributor, benefitting from tailwinds to its stable value approach. Copeland similarly was bolstered by factor tailwinds, with both quality and low-volatility outperforming over the full fiscal year. Easterly (fka Snow) contributed to a slightly lesser degree, as its portfolio is more cyclically oriented; however, value still provided a tailwind to performance. Hillsdale and LA Capital also contributed to Fund performance. EAM was the only manager to modestly detract from the Fund’s return, despite momentum tailwinds. Part of this was due to EAM building a large position in energy in March and April 2022, only for the sector to reverse performance meaningfully in June. Nevertheless, we expect EAM to follow trends, and this is a known risk to momentum investing.

Capital was reallocated from Copeland after a period of positive relative performance into EAM following a period of underperformance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class F	-17.98%	6.65%	4.56%	7.81%	8.46%
Small Cap Fund, Class Y	-17.78%	6.94%	4.82%	8.02%	8.62%
Russell 2000® Index	-23.50%	4.29%	3.55%	8.55%	9.55%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class F and Class Y, versus the Russell 2000® Index

[1]

For the year ended 9/30/22. Past performance is not an indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Small Cap Value Fund

I. Objective

The Small Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2022: Cardinal Capital Management, L.L.C. (Cardinal), Easterly Investment Partners LLC (Easterly) (fka Snow Capital Management, L.P.), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Small Cap Value Fund, Class F, returned -16.59%. The Fund’s benchmark—the Russell 2000® Value Index, which tracks the performance of the small-cap value segment of the U.S. equity universe—returned -17.69%.

IV. Performance Discussion

The 12-month period ended September 30, 2022, was extremely challenging for global financial markets. Optimism for an improving global economic backdrop gave way to recessionary fears amid the conflict in Ukraine, runaway inflation, and an aggressively tightening monetary policy from the U.S. Federal Reserve (Fed). U.S. small-cap stocks, as measured by the Russell 2000 Index, were down 23.5% for the period, and the -25.1% return for the 2022 year to date is one of the worst starts to a year on record for the asset class.

The fourth quarter of 2021 was defined predominantly by markets digesting the potential impact of the Omicron variant of COVID-19 discovered in South Africa. Consequently, defensive areas of the market led the way, and lower-quality names sold off—particularly in the small-cap sector—providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with them coming back down to earth.

The Fed announced a hastening of its planned wind-down of bond purchases as part of its shift to a generally more hawkish stance in an effort to combat elevated inflation. The Fed also dropped references to inflation as “transitory” in a policy statement in December 2021. From a factor perspective, quality outperformed for the quarter, as did value in small cap, but the style remained challenged by the FAANG (Meta – formerly known as Facebook, Amazon, Apple, Netflix, and Alphabet – formerly known as Google) contingent in large cap. Low volatility was also a beneficiary of the de-risking trend.

As noted in the shareholder letter, in the first quarter of 2022, Omicron swept across the U.S., with new daily cases hitting highs not seen even in the height of the Delta variant wave. Omicron appeared to be less severe in nature, leading to fewer hospitalizations and deaths than prior iterations. This headline consideration was largely pushed from the public focus, however, when Russia invaded Ukraine in February 2022. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which, combined with the conflict in the export-heavy region, sent commodity prices skyrocketing.

This began a series of events which led the Fed to implement quantitative tightening and interest-rate hikes in a more aggressive manner than initially postured. While financial markets sold off on news of the invasion, subsequently hawkish positioning by the Fed sent them into a tailspin. Mega-cap technology names, long-duration assets, and lower-quality companies in the small-cap sector all took the brunt of this, declining most dramatically – creating a tailwind for active management. Value stocks outperformed their growth counterparts, though they also were not completely immune from the volatility.

Nearly every asset class aside from commodities meaningfully declined during the second quarter of 2022. Most major equity indexes fell by at least 20% with small caps and growth stocks experiencing the sharpest drawdowns. Recessionary fears accelerated as there was some skepticism that the Fed could curb inflation to its target of 2% without triggering a full-blown recession. This has only been accomplished once since the end of World War II, when inflation exceeded 5% in 1951-1952. Concerns also mounted around China’s zero- COVID policy-induced lockdowns, disrupting both its domestic and the global economy.

The downward trend temporarily reversed in the third quarter of 2022 in what many described as a ”bear market rally.” Better-than-expected Consumer Price Index (CPI) data in early in the quarter triggered a wave of speculation that the Fed might pivot on its rate-hiking program earlier than expected. Until about mid-August, markets rallied, led by the most speculative, least financially sound names. However, markets resumed their downward trend when Fed Chair Jerome Powell reiterated the Fed’s dedication to bringing inflation under control, and subsequent

SEI Institutional Managed Trust / Annual Report / September 30, 2022

inflation statistics were not as promising. This resulted in a poor performance for equities in September. Quality, low volatility, and value all underperformed for the quarter.

Energy was the best-performing sector for the period, returning over 27%, while the broader Russell 2000® Value Index fell 17.69%. Utilities was the only other sector to chalk up a gain, returning roughly 2.5%. The communication services, consumer discretionary, health care and estate sectors were the primary market laggards, while consumer staples, financials, and industrials outperformed.

The Fund outperformed the benchmark Russell 2000® Value Index over the fiscal year, attributable largely to positive stock selection within materials, communication services, and information technology. Sector positioning broadly detracted from performance, particularly an overweight to communication services, an underweight to utilities, and an overweight to consumer discretionary. The Fund’s positive active value exposure relative to the benchmark was the largest factor tailwind, benefiting both from an overweight to the cheapest names, but also an underweight to the most expensive stocks. Similarly, positive loading to quality added to Fund performance, as the lowest-quality stocks underperformed for the reporting period.

On a sub-advisor basis, LSV was the largest positive contributor to the Fund’s return. Its systematic exposure to the value factor, as well as stock selection in several sectors, were tailwinds to performance.

The SEI value strategy managed by SIMC contributed for similar reasons, with performance more or less on par with that of LSV. Easterly contributed to a lesser extent as the sub-advisor’s cyclical orientation was at times a drag on the value tailwind.

Cardinal was the sole detractor from the Fund’s excess return due to an overweight to communication services and weak stock selection in financials.

The Fund reallocated approximately 2% of assets from Cardinal to LSV and Easterly.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Value Fund, Class F	-16.59%	3.75%	1.51%	6.39%	8.54%
Small Cap Value Fund, Class I	-16.77%	3.52%	1.29%	6.16%	8.24%
Small Cap Value Fund, Class Y	-16.40%	4.01%	1.76%	6.57%	8.60%
Russell 2000® Value Index	-17.69%	4.72%	2.87%	7.94%	9.44%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class F, Class I and Class Y, versus the Russell 2000® Value Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 2/11/02. Class I shares performance for the period prior to 2/11/02 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Small Cap Growth Fund

I. Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2022: ArrowMark Colorado Holdings LLC (ArrowMark), EAM Investors LLC (EAM), Jackson Creek Investment Advisors, LLC (Jackson Creek) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Small Cap Growth Fund, Class F, returned -25.22%. The Fund’s benchmark—the Russell 2000 Growth Index, which tracks the performance of the small-cap growth segment of the U.S. equity universe—returned -29.27%.

IV. Performance Discussion

The 12-month period ended September 30, 2022, was extremely challenging for global financial markets. Optimism for an improving global economic backdrop gave way to recessionary fears amid the conflict in Ukraine, runaway inflation, and an aggressively tightening monetary policy from the U.S. Federal Reserve (Fed). U.S. small-cap stocks, as measured by the Russell 2000 Index, were down 23.5% for the period, and the -25.1% return for the 2022 year to date is one of the worst starts to a year on record for the asset class.

The fourth quarter of 2021 was defined predominantly by markets digesting the potential impact of the Omicron variant of COVID-19 discovered in South Africa. Consequently, defensive areas of the market led the way, and lower-quality names sold off—particularly in the small-cap sector—providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with them coming back down to earth.

The Fed announced a hastening of its planned wind-down of bond purchases as part of its shift to a generally more hawkish stance in an effort to combat elevated inflation. The Fed also dropped references to inflation as “transitory” in a policy statement in December 2021. From a factor perspective, quality outperformed for the quarter, as did value in small cap, but the style remained challenged by the FAANG (Meta – formerly known as Facebook, Amazon, Apple, Netflix, and Alphabet – formerly known as Google) contingent in large cap. Low volatility was also a beneficiary of the de-risking trend.

As noted in the shareholder letter, in the first quarter of 2022, Omicron swept across the U.S., with new daily cases hitting highs not seen even in the height of the Delta variant wave. Omicron appeared to be less severe in nature, leading to fewer hospitalizations and deaths than prior iterations. This headline consideration was largely pushed from the public focus, however, when Russia invaded Ukraine in February 2022. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which, combined with the conflict in the export-heavy region, sent commodity prices skyrocketing.

This began a series of events which led the Fed to implement quantitative tightening and interest-rate hikes in a more aggressive manner than initially postured. While financial markets sold off on news of the invasion, subsequently hawkish positioning by the Fed sent them into a tailspin. Mega-cap technology names, long-duration assets, and lower-quality companies in the small-cap sector all took the brunt of this, declining most dramatically – creating a tailwind for active management. Value stocks outperformed their growth counterparts, though they also were not completely immune from the volatility.

Nearly every asset class aside from commodities meaningfully declined during the second quarter of 2022. Most major equity indexes fell by at least 20% with small caps and growth stocks experiencing the sharpest drawdowns. Recessionary fears accelerated as there was some skepticism that the Fed could curb inflation to its target of 2% without triggering a full-blown recession. This has only been accomplished once since the end of World War II, when inflation exceeded 5% in 1951-1952. Concerns also mounted around China’s zero- COVID policy-induced lockdowns, disrupting both its domestic and the global economy.

The downward trend temporarily reversed in the third quarter of 2022 in what many described as a ”bear market rally.” Better-than-expected Consumer Price Index (CPI) data in early in the quarter triggered a wave of speculation that the Fed might pivot on its rate-hiking program earlier than expected. Until about mid-August, markets rallied, led by the most speculative, least financially sound names. However, markets resumed their downward trend when Fed Chair Jerome Powell reiterated the Fed’s dedication to bringing inflation under control, and subsequent

SEI Institutional Managed Trust / Annual Report / September 30, 2022

inflation statistics were not as promising. This resulted in a poor performance for equities in September. Quality, low volatility, and value all underperformed for the quarter.

Energy was the best-performing sector for the reporting period, returning over 18%, while the broader Russell 2000 Growth Index fell 25.22%. The communication services, consumer discretionary, health care, information technology, and real estate sectors were the largest market laggards, while utilities, consumer staples, financials, industrials and materials outperformed.

The Fund outperformed its benchmark, the Russell 2000 Growth Index, for the period, predominantly due to positive stock selection within information technology. Sector positioning also had a broadly positive impact, particularly an overweight to energy and underweight to health care. Additionally, Fund performance benefited significantly from overweights to value and quality relative to the broader index—particularly the underweights to the most expensive and lowest-quality names. Momentum positioning also contributed to Fund performance.

Among the sub-advisors, Jackson Creek was the top contributor to the Fund’s returns for the fiscal year. Jackson Creek benefited from earnings revisions (momentum) tailwinds, as well as value tailwinds, as the two factors remained positively correlated.

The SEI momentum strategy, managed by SIMC, and sub-advisor EAM also contributed to Fund performance on momentum tailwinds, though to a lesser degree. ArrowMark was the sole detractor from the Fund’s excess return largely due to poor selection within the health care sector.

Capital was cycled out of Jackson Creek after a period of positive relative performance and into EAM after a period of weaker performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Growth Fund, Class F	-25.22%	3.62%	3.71%	8.37%	8.34%
Small Cap Growth Fund, Class I	-25.41%	3.37%	3.45%	8.09%	8.03%
Small Cap Growth Fund, Class Y	-25.01%	3.89%	3.97%	8.56%	8.40%
Russell 2000® Growth Index	-29.27%	2.94%	3.60%	8.81%	7.28%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 2000® Growth Index

[1]

For the year ended 9/30/22. Past performance is not an indication of future performance. Class F shares were offered beginning 4/20/92 and Class I shares were offered beginning 8/6/01. Class I shares performance for the period prior to 8/6/01 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Tax-Managed Small/Mid Cap Fund

I. Objective

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2022: Cardinal Capital Management LLC (Cardinal), Easterly Investment Partners LLC (Easterly) (fka Snow Capital Management, L.P.), Hillsdale Investment Management Inc. (Hillsdale), Martingale Asset Management, LP (Martingale), Parametric Portfolio Associates LLC (Parametric) and Rice Hall James and Associates, LLC (Rice Hall).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Tax-Managed Small/Mid Cap Fund, Class F, returned -18.96%. The Fund’s benchmark—the Russell 2500 Index, which tracks the performance of the small- to mid-cap segment of the U.S. equity universe—returned -21.11%.

IV. Performance Discussion

The 12-month period ended September 30, 2022, was extremely challenging for global financial markets. Optimism for an improving global economic backdrop gave way to recessionary fears amid the conflict in Ukraine, runaway inflation, and an aggressively tightening monetary policy from the U.S. Federal Reserve (Fed). U.S. small-cap stocks, as measured by the Russell 2000 Index, were down 23.5% for the period, and the -25.1% return for the 2022 year to date is one of the worst starts to a year on record for the asset class.

The fourth quarter of 2021 was defined predominantly by markets digesting the potential impact of the Omicron variant of COVID-19 discovered in South Africa. Consequently, defensive areas of the market led the way, and lower-quality names sold off—particularly in the small-cap sector—providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with them coming back down to earth.

The Fed announced a hastening of its planned wind-down of bond purchases as part of its shift to a generally more hawkish stance in an effort to combat elevated inflation. The Fed also dropped references to inflation as “transitory” in a policy statement in December 2021. From a factor perspective, quality outperformed for the quarter, as did value in small cap, but the style remained challenged by the FAANG (Meta – formerly known as Facebook, Amazon, Apple, Netflix, and Alphabet – formerly known as Google) contingent in large cap. Low volatility was also a beneficiary of the de-risking trend.

As noted in the shareholder letter, in the first quarter of 2022, Omicron swept across the U.S., with new daily cases hitting highs not seen even in the height of the Delta variant wave. Omicron appeared to be less severe in nature, leading to fewer hospitalizations and deaths than prior iterations. This headline consideration was largely pushed from the public focus, however, when Russia invaded Ukraine in February 2022. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which, combined with the conflict in the export-heavy region, sent commodity prices skyrocketing.

This began a series of events which led the Fed to implement quantitative tightening and interest-rate hikes in a more aggressive manner than initially postured. While financial markets sold off on news of the invasion, subsequently hawkish positioning by the Fed sent them into a tailspin. Mega-cap technology names, long-duration assets, and lower-quality companies in the small-cap sector all took the brunt of this, declining most dramatically – creating a tailwind for active management. Value stocks outperformed their growth counterparts, though they also were not completely immune from the volatility.

Nearly every asset class aside from commodities meaningfully declined during the second quarter of 2022. Most major equity indexes fell by at least 20% with small caps and growth stocks experiencing the sharpest drawdowns. Recessionary fears accelerated as there was some skepticism that the Fed could curb inflation to its target of 2% without triggering a full-blown recession. This has only been accomplished once since the end of World War II, when inflation exceeded 5% in 1951-1952. Concerns also mounted around China’s zero- COVID policy-induced lockdowns, disrupting both its domestic and the global economy.

The downward trend temporarily reversed in the third quarter of 2022 in what many described as a ”bear market rally.” Better-than-expected Consumer Price Index (CPI) data in early in the quarter triggered a wave of speculation that the Fed might pivot on its rate-hiking program earlier than expected. Until about mid-August, markets rallied, led by the most speculative, least financially sound names.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

However, markets resumed their downward trend when Fed Chair Jerome Powell reiterated the Fed’s dedication to bringing inflation under control, and subsequent inflation statistics were not as promising. This resulted in a poor performance for equities in September. Quality, low volatility, and value all underperformed for the quarter.

Energy was the best-performing sector for the reporting period, returning over 36%, while the broader Russell 2500 Index fell 21.11%. Utilities was the only other sector to chalk up a gain, returning roughly 1.5%. Communication services, consumer discretionary, health care and information technology were the most notable market laggards, while consumer staples, financials, industrials and materials outperformed.

The Fund outperformed the benchmark Russell 2500 Index for the reporting period. Positive stock selection in the information technology and health care sectors, as well as an underweight to health care, contributed to the Fund’s excess return. From a factor perspective, the Fund’s positive loading to value, quality, and momentum benefited performance amid tailwinds to all three factors. Value was the largest contributor, followed by quality—particularly the underweight to the lowest-quality names in the index. Momentum has begun to reside in both value and quality stocks, and when the three alpha sources align like this, we would expect the Fund to outperform. Nevertheless, the third quarter of 2022 saw a reversal in this factor environment, and both value and quality underperformed.

Among the Fund’s sub-advisors, Martingale was the largest contributor to the Fund’s return for the fiscal year, benefiting from a low-volatility-based investment process, and a beta significantly lower than 1.0 in a sharply down market. Hillsdale and Easterly also contributed to a lesser extent - both on style tailwinds – though Easterly’s cyclical orientation at times was a headwind. Rice Hall and Cardinal both modestly detracted from the Fund’s return. Rice Hall has less significant exposure to the quality alpha source, and Cardinal’s concentrated portfolio can lead to stock selection-driven outcomes over short periods.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Small/Mid Cap Fund, Class F	-18.96%	3.45%	3.22%	7.71%	6.11%
Tax-Managed Small/Mid Cap Fund, Class Y	-18.81%	3.68%	3.45%	7.89%	6.19%
Russell 2500® Index	-21.11%	5.36%	5.45%	9.58%	8.00%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class F and Class Y, versus the Russell 2500® Index

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Tax-Managed Small/Mid Cap Fund (Concluded)

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 10/31/00. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Mid-Cap Fund

I. Objective

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: Leeward Investments, LLC (Leeward) (fka LMCG Investments, LLC), and Los Angeles Capital Management LLC (LA Capital).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Mid-Cap Fund, Class F, returned -15.67%. The Fund’s benchmark—the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe—returned -19.39%.

IV. Performance Discussion

The one-year period ended September 30, 2022, was extremely challenging for financial markets. As noted in the shareholder letter, optimism for an improving global economic backdrop gave way to recessionary fears amid conflict in Ukraine, runaway inflation, and an aggressively tightening monetary policy from the U.S. Federal Reserve (Fed). Mid-cap stocks, as measured by the Russell Midcap Index, were down 19.39% for the period, and shed 24.27% for the year to date through September 30.

The fourth quarter of 2021 was defined predominantly by global financial markets digesting the potential impact of the Omicron variant of COVID-19 that was discovered in South Africa. Defensive areas of the market led the way as a result and lower-quality names sold off – particularly down cap – providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with them coming back down to earth.

The Fed announced a hastening of its planned wind-down of bond purchases as part of its shift to a generally more hawkish stance in an effort to combat elevated inflation. The Fed also dropped references to inflation as “transitory” in a policy statement in December 2021. From a factor perspective, quality outperformed for the quarter, as did Value down cap, but the style remained challenged by the FAANG (Meta - formerly known as Facebook, Amazon, Apple, Netflix, and Alphabet - formerly known as

Google) contingent in Large Cap. Low Volatility was also a beneficiary of the de-risking trend.

In the first quarter of 2022, the Omicron variant swept across the U.S., with new daily cases hitting highs not seen even in the height of the Delta wave. The variant appeared to be less severe in nature, leading to fewer hospitalization and deaths than prior COVID iterations. This headline consideration was largely pushed from the public focus though when Russia invaded Ukraine late in the first quarter. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which combined with the conflict in the export heavy region sent commodities prices skyrocketing.

This began a series of events which led the Fed to implement quantitative tightening and interest-rate hikes in a more aggressive manner than initially postured. While markets sold off on news of Russia’s invasion of Ukraine, subsequently hawkish positioning by the Fed sent them into a tailspin. Mega-cap tech names, long-duration assets, and lower-quality small-cap companies have all taken the brunt of this, declining the most dramatically – creating a tailwind for active management. Value stocks endured more valiantly, though they also were not completely immune from the volatility.

Nearly every asset class aside from commodities meaningfully declined in the second quarter of 2022. Most major equity indexes fell by at least 20% with small caps and growth stocks experiencing the sharpest drawdowns. Recessionary fears accelerated as there is some skepticism that the Fed could curb inflation to its target of 2% without triggering a full-blown recession. This has only been successfully accomplished once since the end of World War II, when inflation exceeded 5% (i.e. 1951-1952). Concerns also mounted around China’s zero-COVID policy induced lockdowns, disrupting both its domestic and the global economy.

The third quarter of 2022 temporarily reversed this downward trend in what many described as a “bear market rally.” Better-than-expected CPI numbers early in the quarter triggered a wave of speculation that the Fed might pivot on its rate-hiking plan earlier than expected. Until about mid-August, global markets rallied, led by the most speculative, least financially sound names. Markets resumed their downward trend when Fed Chair Jerome Powell reiterated the central bank’s dedication to bringing inflation under control, and subsequent inflation statistics were not as promising. This resulted in weak performance for equities in September. Quality, low volatility, and value all underperformed for the quarter.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Mid-Cap Fund (Concluded)

Energy was the best-performing sector within the Russell Midcap Index for the 12-month reporting period, returning over 40%, while the broader index fell 19.39%. Utilities was the only other sector to chalk up a gain, returning just about 4.5%. Communication services, consumer discretionary, health care and information technology all dramatically underperformed during the period, while consumer staples, financials, industrials and materials outperformed relative to the index.

Over the reporting period, the Fund outperformed its benchmark as a result of security selection within health care, consumer discretionary and industrials. A moderate overweight to energy also contributed to the excess return. From a factor perspective, Fund performance benefited from the positive loading to value, quality, and momentum. Specifically, the underweights to the most expensive and lowest-quality names contributed to Fund performance over the fiscal year. However, these tailwinds largely shifted to headwinds in the third quarter of 2022.

Among Fund managers, Leeward was the top contributor to returns for the reporting period, benefiting from its stable value investment approach and lower beta. Stock selection in consumer discretionary, industrials, and health care was the largest contributor to returns. Sector positioning enhanced Fund performance across the board, with nearly every sector positively contributing via allocation effect.

LA Capital contributed to the Fund’s returns to a lesser degree over the reporting period. As a trend-following multi-factor quant, the strategy generally benefited from its alpha sources’ persistent outperformance over the period, though there were some periods of rapid reversals in investor preferences. Stock selection in health care and a moderate overweight to energy were the largest contributors to the Fund’s returns.

The Fund reallocated approximately 2% of assets to Leeward from LA Capital over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Mid-Cap Fund, Class F	-15.67%	4.54%	4.66%	9.64%	9.28%
Mid-Cap Fund, Class I	-15.88%	4.29%	4.41%	9.39%	8.99%
Mid-Cap Fund, Class Y	-15.48%	4.79%	4.91%	9.83%	9.34%
Russell Midcap® Index	-19.39%	5.19%	6.48%	10.30%	10.34%

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class F, Class I and Class Y, versus the Russell Midcap® Index

[1]

For the year ended 09/30/22. Past performance is not indication of future performance. Class F shares were offered beginning 2/16/93 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: LSV Asset Management (LSV) and Allspring Global Investments, LLC (Allspring).

No manager changes were made during the Fund’s fiscal period.

III. Returns

For the full year ended September 30, 2022, the U.S. Managed Volatility Fund, Class F, returned -5.98%. The Fund’s benchmark—the Russell 3000® Index, which tracks the performance of 3,000 of the largest U.S.-traded stocks—returned -17.63%.

IV. Performance Discussion

U.S. equities declined during the fiscal year, fueled by a strong selloff in growth areas of the market as implications of inflation and interest-rate hikes became a key concern over the period. As Consumer Price Index (CPI) data signaled unusually large spikes in inflation, the U.S. Federal Reserve (Fed) took an immediate and aggressive hawkish monetary policy stance, raising the Fed Funds rate by 300 basis points in several increments during the reporting period. A rising yield curve triggered substantial selling in long-duration growth stocks, particularly in the information technology and consumer discretionary sectors. As noted in the shareholder letter, there were additional market jitters as geopolitical tensions devolved into Russia’s invasion of Ukraine, which has yet to be resolved. Energy was the sole sector within the broader-market Russell 3000® Index to post a positive return as commodity prices rose in this inflationary and conflicted backdrop.

Low-volatility strategies recorded losses over the reporting period, but to a significantly lesser degree than the broader market. Fund performance benefited from strategic overweights to defensive stocks and an underweight to high-beta growth names. The relatively defensive utilities, consumer staples and health care sectors were the most insulated from market declines, while greater losses were most evident in higher-beta areas of the market such as consumer discretionary and information technology. While energy was a standout sector posting strong positive returns, Fund participation was limited as it is a typically volatile sector which the Fund underweights.

The Fund delivered a meaningful risk reduction of approximately 30% compared to its benchmark during the fiscal year, as measured by the standard deviation of its daily returns, and posted advantageous performance overall in what was generally a declining, risk-averse environment for global equities. In addition to defensive positioning, valuation considerations and diversification objectives were strong contributors to the Fund’s relative performance as the market underwent a rotation out of growth companies into value stocks.

Both managers achieved a substantial risk reduction over the 12-month period and each generated favorable returns relative to the Fund’s benchmark. LSV was the stronger performer between the two sub-advisors, placing sharper focus on stocks meeting both low-volatility and value characteristics. Value was an important driver of LSV’s performance. This cohort of the market was quite resistant to the selloff in equities as it avoided holding high-beta growth stocks that led the market declines. Allspring similarly benefitted from defensive holdings and valuation-awareness, though to a lesser extent as that strategy targets relatively more significant low-volatility positioning while holding a more moderate valuation tilt.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

U.S. Managed Volatility Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class F	-5.98%	2.50%	5.38%	9.12%	7.97%
U.S. Managed Volatility Fund, Class I	-6.26%	2.23%	5.10%	8.85%	7.67%
U.S. Managed Volatility Fund, Class Y	-5.73%	2.76%	5.64%	9.33%	8.09%
Russell 3000® Index	-17.63%	7.70%	8.62%	11.39%	8.81%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class F, Class I and Class Y, versus the Russell 3000® Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 10/28/04 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: Acadian Asset Management LLC (Acadian) and Allspring Global Investments, LLC (Allspring).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Global Managed Volatility Fund, Class F, returned -9.19%. The Fund’s benchmark—the MSCI World Index (Net), which tracks large- and mid-cap equity performance across all 23 developed-market countries—returned -19.63%.

IV. Performance Discussion

Global equities declined during the fiscal year, fueled by a strong selloff in growth areas of the market as implications of inflation and interest-rate hikes became a key concern over the period. As Consumer Price Index (CPI) figures signaled unusually large spikes in inflation, the U.S. Federal Reserve (Fed) took an immediate and aggressive hawkish stance, hiking its benchmark interest rate several times and adding 300 basis points to the Fed Funds rate. A rising yield curve triggered substantial selling in long-duration growth stocks, particularly in technology and consumer discretionary sectors. As noted in the shareholder letter, there were additional market jitters as geopolitical tensions devolved into Russia’s invasion of Ukraine, which has yet to be resolved. Energy was the sole sector to post a positive return for the reporting period as commodity prices rose in this inflationary and conflicted backdrop.

Low-volatility strategies declined over the period, but to a significantly lesser degree than the broader market. Fund performance benefitted from strategic overweights to defensive stocks and underweights to high-beta growth names. The defensive utilities, consumer staples and health care sectors were the most insulated from market declines, while greater losses were most evident in higher beta areas of the market such as consumer discretionary and technology. While energy was a standout sector posting strong gains, Fund participation was limited as it is a typically volatile sector which the strategy underweights.

The Fund delivered a meaningful risk reduction of approximately 30% compared to its benchmark, as measured by the standard deviation of its daily returns, and posted advantageous performance overall in what was generally a declining, risk-averse environment for global equities. In addition to defensive positioning, valuation considerations and diversification objectives were beneficial and strong contributors to relative performance as the market underwent a rotation out of growth and into value.

Both managers achieved a substantial risk reduction over the 12-month period, and each outperformed relative to the Fund’s benchmark. Allspring was the modestly stronger performer of the two managers, benefiting from a lower-beta profile along with greater emphasis on valuations over the period. Acadian similarly benefited from defensive holding and valuation awareness, though tended to be more broadly diversified across sectors per its multifactor blend model.

The Fund also used derivatives to hedge currency risk. For the fiscal year, hedging currency risk had a positive effect on performance amid the environment of a strengthening U.S. dollar against a basket of major currencies.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class F	-9.19%	-0.20%	2.40%	6.99%	4.46%
Global Managed Volatility Fund, Class I	-9.37%	-0.45%	2.14%	6.73%	4.18%
Global Managed Volatility Fund, Class Y	-8.95%	0.05%	2.65%	7.20%	4.59%
MSCI World Index (Net)	-19.63%	4.56%	5.30%	8.11%	5.79%

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class F, Class I and Class Y, versus the MSCI World Index (Net)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Global Managed Volatility Fund (Concluded)

1

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 7/27/06 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Tax-Managed Managed Volatility Fund

I. Objective

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches, to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: LSV Asset Management (LSV), Parametric Portfolio Associates LLC (Parametric) and Allspring Global Investments, LLC (Allspring).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Tax-Managed Managed Volatility Fund, Class F, returned -2.48%. The Fund’s benchmark—the Russell 3000® Index, which tracks the performance of 3,000 of the largest U.S.-traded stocks—returned -17.63%.

IV. Performance Discussion

U.S. equities declined during the fiscal year, fueled by a strong selloff in growth areas of the market as implications of inflation and interest-rate hikes became a key concern over the period. As Consumer Price Index (CPI) data signaled unusually large spikes in inflation, the U.S. Federal Reserve (Fed) took an immediate and aggressive hawkish monetary policy stance, raising the Fed Funds rate by 300 basis points in several increments during the reporting period. A rising yield curve triggered substantial selling in long-duration growth stocks, particularly in the information technology and consumer discretionary sectors. As noted in the shareholder letter, there were additional market jitters as geopolitical tensions devolved into Russia’s invasion of Ukraine, which has yet to be resolved. Energy was the sole sector within the broader-market Russell 3000® Index to post a positive return as commodity prices rose in this inflationary and conflicted backdrop.

Low-volatility strategies recorded losses over the reporting period, but to a significantly lesser degree than the broader market. Fund performance benefited from strategic overweights to defensive stocks and an underweight to high-beta growth names. The relatively defensive utilities, consumer staples and health care sectors were the most insulated from market declines, while greater losses were most evident in higher-beta areas of the market such as consumer discretionary and information technology. While energy was a standout sector posting strong positive returns, Fund participation was limited as it is a typically volatile sector which the Fund underweights.

The Fund delivered a meaningful risk reduction of approximately 30% compared to its benchmark, the Russell 3000® Index, as measured by the standard deviation of its daily returns, and posted advantageous performance overall in what was generally a declining, risk-averse environment for global equities. In addition to defensive positioning, valuation considerations and diversification objectives were strong contributors to relative performance as the market underwent a rotation out of growth companies into value stocks.

The managers achieved a substantial risk reduction over the 12-month period and each generated favorable returns relative to the Fund’s benchmark. LSV was a stronger performer than Allspring, placing sharper focus on stocks meeting both low-volatility and value characteristics. Value was an important driver of LSV’s performance. This cohort of the market was quite resistant to the selloff in equities as it avoided holding high-beta growth stocks that led the market declines. Allspring similarly benefited from defensive holdings and valuation awareness, though to lesser extent as that strategy targets relatively more significant low-volatility positioning more keenly while holding a more moderate valuation tilt.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Managed Volatility Fund, Class F	-2.48%	5.06%	6.88%	10.01%	8.28%
Tax-Managed Managed Volatility Fund, Class Y	-2.28%	5.31%	7.15%	10.21%	8.42%
Russell 3000® Index	-17.63%	7.70%	8.62%	11.39%	8.32%

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Tax-Managed Managed Volatility Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class F and Class Y, versus the Russell 3000® Index

1

For the year ended 9/30/22. Past performance is not an indication of future performance. Class F shares were offered beginning 12/20/07 and Class Y shares were offered beginning 4/30/15. For periods prior to 4/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Tax-Managed International Managed Volatility Fund

I. Objective

The Tax-Managed International Managed Volatility Fund (the “Fund”) seeks tax-sensitive long-term capital appreciation with less volatility than the broad international equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: Acadian Asset Management LLC (Acadian), LSV Asset Management (LSV), Parametric Portfolio Associates LLC (Parametric) and Allspring Global Investments, LLC (Allspring).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Tax-Managed International Managed Volatility Fund, Class F, returned -20.68%. The Fund’s benchmark—the MSCI EAFE Index (Net), which tracks equity performance of developed markets outside the U.S. and Canada—returned -25.13%.

IV. Performance Discussion

International equities declined during the fiscal year, fueled by strong a selloff in growth areas of the market as implications of inflation and interest-rate hikes became a key concern over the period. As Consumer Price Index (CPI) data signaled unusually large spikes in inflation, the U.S. Federal Reserve (Fed) took an immediate and aggressive hawkish monetary policy stance, raising the Fed Funds rate by 300 basis points in several increments over the reporting period. A rising yield curve triggered substantial selling in long-duration growth stocks, particularly in the technology and consumer discretionary sectors. The resulting strength in the U.S. dollar exchange rate was not beneficial to non-U.S. economies. As noted in the shareholder letter, there were additional market jitters as geopolitical tensions devolved into Russia’s invasion of Ukraine, which has yet to be resolved. Energy was the sole sector within the MSCI EAFE Index to garner positive returns as commodity prices rose in this inflationary and conflicted backdrop.

Low-volatility strategies recorded losses over the reporting period, but to a significantly lesser degree than the broader market. Fund performance benefited from strategic overweights to defensive stocks and underweights to high-beta growth names. The relatively defensive utilities, consumer staples and health care sectors were the most insulated from market declines, while greater losses were most evident in higher-beta areas of the market such as consumer discretionary and technology. While energy was a standout sector, posting positive returns, Fund participation was limited as it is a typically volatile sector which the Fund underweights.

The Fund delivered a meaningful risk reduction of approximately 30% compared to its benchmark, as measured by the standard deviation of its daily returns, and posted advantageous performance overall in what was generally a declining, risk-averse environment for global equities. In addition to defensive positioning, valuation considerations objectives were strong contributors to the Fund’s relative performance as the market underwent a rotation out of growth companies and into value stocks. Diversification across capitalizations somewhat hindered Fund results as smaller-cap stocks felt the brunt of market declines.

The managers achieved a substantial risk reduction over the 12-month period and each generated favorable returns relative to the Fund’s benchmark. Despite nuanced approaches, results were very close across managers. LSV is held at a larger weight in the Fund and thus contributed proportionality more to results. Their sharper focus on stocks meeting both low-volatility and value characteristics was a favorable driver of performance over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Tax-Managed International Managed Volatility Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date
Tax-Managed International Managed Volatility Fund, Class F	-20.68%	-4.52%	-3.10%	-0.20%
Tax-Managed International Managed Volatility Fund, Class Y	-20.44%	-4.27%	-2.85%	0.05%
MSCI EAFE Index (Net)	-25.13%	-1.83%	-0.84%	2.71%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed International Managed Volatility Fund, Class F and Class Y, versus the MSCI EAFE Index (Net).

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 10/17/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Real Estate Fund

I. Objective

The Real Estate Fund (the “Fund”) seeks to provide total return including current income and capital appreciation.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2022, was CenterSquare Investment Management LLC (CenterSquare).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Real Estate Fund, Class F, returned -17.41%. The Fund’s benchmark – Wilshire U.S. Real Estate Securities Index, which tracks the performance of the U.S. real-estate market and includes both real-estate investment trusts and real-estate operating companies – returned -17.56%.

IV. Performance Discussion

The 12-month period ended September 30, 2022, was extremely challenging for global financial markets. Optimism for an improving global economic backdrop gave way to recessionary fears amid the conflict in Ukraine, runaway inflation, and an aggressively tightening monetary policy from the U.S. Federal Reserve (Fed). U.S. small-cap stocks, as measured by the Russell 2000 Index, were down 23.5% for the period, and the -25.1% return for the 2022 year to date is one of the worst starts to a year on record for the asset class.

The fourth quarter of 2021 was defined predominantly by markets digesting the potential impact of the Omicron variant of COVID-19 discovered in South Africa. New case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts also less severe in nature. Consequently, defensive areas of the market led the way, and lower-quality names sold off—particularly in the small-cap sector—providing a tailwind to active management across the board. The year began with the ascent of “meme” stocks, but ended with them coming back down to earth.

The Fed announced a hastening of its planned wind-down of bond purchases as part of its shift to a generally more hawkish stance in an effort to combat elevated inflation. The Fed also dropped references to inflation as “transitory” in a policy statement in December 2021. From a factor perspective, Quality outperformed for the quarter, as did value in small cap, but the style remained challenged by the FAANG (Meta – formerly known as Facebook, Amazon, Apple, Netflix, and Alphabet – formerly known as Google) contingent in large cap. Low volatility was also a beneficiary of the de-risking trend.

As noted in the shareholder letter, in the first quarter of 2022, Omicron swept across the U.S., with new daily cases hitting highs not seen even in the height of the Delta variant wave. Omicron appeared to be less severe in nature, leading to fewer hospitalizations and deaths than prior iterations. This headline consideration was largely pushed from the public focus, however, when Russia invaded Ukraine in February 2022. Western countries levied a series of sanctions against notable oligarchs and the country as a whole, which, combined with the conflict in the export-heavy region, sent commodity prices skyrocketing.

This began a series of events which led the Fed to implement quantitative tightening and interest-rate hikes in a more aggressive manner than initially postured. While financial markets sold off on news of the invasion, subsequently hawkish positioning by the Fed sent them into a tailspin. Mega-cap technology names, long-duration assets, and lower-quality companies in the small-cap sector all took the brunt of this, declining most dramatically – creating a tailwind for active management. Value stocks outperformed their growth counterparts, though they also were not completely immune from the volatility.

Nearly every asset class aside from commodities meaningfully declined during the second quarter of 2022. Most major equity indexes fell by at least 20% with small caps and growth stocks experiencing the sharpest drawdowns. Recessionary fears accelerated as there was some skepticism that the Fed could curb inflation to its target of 2% without triggering a full-blown recession. This has only been accomplished once since the end of World War II, when inflation exceeded 5% in 1951-1952. Concerns also mounted around China’s zero- COVID policy-induced lockdowns, disrupting both its domestic and the global economy.

The downward trend temporarily reversed in the third quarter of 2022 in what many described as a ”bear market rally.” Better-than-expected Consumer Price Index (CPI) data in early in the quarter triggered a wave of speculation that the Fed might pivot on its rate-hiking program earlier than expected. Until about mid-August, markets rallied, led by the most speculative, least financially sound names. However, markets resumed their downward trend when Fed Chair Jerome Powell reiterated the Fed’s dedication to bringing inflation under control, and subsequent inflation statistics were not as promising. This resulted in a

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Real Estate Fund (Concluded)

poor performance for equities in September. Quality, low volatility, and value all underperformed for the quarter.

The Wilshire U.S. Real Estate Securities Index outperformed U.S. small-cap equity indexes and performed largely in line with the Russell 1000 index for the 12-month reporting period. Within equity markets, defensive securities, including real estate, tended to outperform. However, this trend reversed in the final quarter of the period as a speculative rally left defensive sectors out of favor.

The Fund slightly outperformed its benchmark for the fiscal year due to the stock selection of CenterSquare. Positions in industrial and residential REITs were the largest contributors to performance. An underweight to office REITs also had a positive impact.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Estate Fund, Class F	-17.41%	-0.65%	3.87%	6.30%	7.57%
Real Estate Fund, Class I	-17.54%	-0.83%	3.65%	6.07%	7.33%
Real Estate Fund, Class Y	-17.18%	-0.39%	4.13%	6.51%	7.68%
Wilshire U.S. Real Estate Securities Index	-17.56%	-2.17%	2.89%	6.32%	7.77%

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class F, Class I and Class Y, versus the Wilshire U.S. Real Estate Securities Index

[1]

For the year ended 9/30/22. Past performance is not an indication of future performance. Class F shares were offered beginning 11/13/03 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: Jennison Associates LLC (Jennison), MetLife Investment Management, LLC (MetLife), Metropolitan West Asset Management LLC (MetWest), Allspring Global Investments, LLC (Allspring), Western Asset Management Company, LLC and Western Asset Management Company Limited (Western).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Core Fixed Income Fund, Class F, returned -16.70%, while the Fund’s benchmark—the Bloomberg US Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned -14.60%.

IV. Performance Discussion

As noted in the shareholder letter, U.S. Treasury yields rose during the reporting period as the Federal Reserve (Fed) increased the target range for the Fed Funds rate to 3.00%-3.25% during the period after starting at a zero-interest-rate policy (ZIRP). Inflation moved from transitory to persistent as inflation metrics such as the Consumer Price Index (CPI) continue to reach multi-decade highs. The Fed has indicated to markets that it will do whatever it takes to get inflation under control, even if that includes some pain for financial markets. Spread sectors generated negative excess returns as risk assets reacted to tightening monetary policy. Securitized assets generally fared better than corporates as rising input costs had a negative impact on profit margins. Higher-quality asset-backed securities (ABS) underperformed comparable-duration U.S. Treasurys, but outperformed other spread sectors as unemployment remained tight and the health of the U.S. consumer remained in good shape. An allocation to AAA rated collateralized loan obligations (CLOs) benefited from rising interest rates, while agency mortgage-backed securities (MBS) sold off given the Fed’s balance-sheet reduction and rise in yields.

The Fund’s duration posture remained relatively long during the reporting period and detracted from performance as the Fed increased rates and the 10-year Treasury yield rose by nearly 240 basis points and closed the fiscal period at 3.83%. The Fund’s overweight to corporate bonds detracted from performance as spreads widened and security selection had a negative impact with the exception of utilities, which was a contributor. Within the corporate sector, managers generally moved to higher-conviction names with healthier balance sheets as recessionary risks continued to rise. Security selection with agency MBS enhanced Fund performance as managers preferred specified pools over to-be-announced (TBA) securities.

All managers underperformed for the period, most notably Western and Metwest. Western’s long-duration posture weighed on performance as interest rates rose significantly over the period. An overweight to credit also was a detractor. MetWest’s underperformance was attributable in part to overweights to MBS and ABS, while security selection within the financials sector was a contributor. Metlife, Allspring, and Jennison all underperformed, but their returns were closer to that of the benchmark. Allspring’s selection in agency MBS added to performance; however, this was offset by an overweight to corporates. Defensive positioning with the corporate sector bolstered Jennison’s performance, while the yield-curve positioning detracted. MetLife’s security selection within the corporate sector weighed on performance for the period.

The Fund employed futures, swaps and options to help manage duration, yield-curve positioning, and credit exposure. These positions detracted slightly from Fund performance during the reporting period. To a limited extent, the Fund used currency-forward contracts to manage currency exposure, which had a negative impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Core Fixed Income Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class F	-16.70%	-3.56%	-0.50%	1.03%	5.25%
Core Fixed Income Fund, Class I	-16.99%	-3.80%	-0.73%	0.80%	4.88%
Core Fixed Income Fund, Class Y	-16.56%	-3.36%	-0.26%	1.21%	5.30%
Bloomberg US Aggregate Bond Index	-14.60%	-3.26%	-0.27%	0.89%	5.42%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class F, Class I and Class Y, versus the Bloomberg US Aggregate Bond Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 5/1/87 and Class I shares were offered beginning 8/06/01. Class I shares performance for the period prior to 6/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 6/30/15. For periods prior to 6/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the "Fund") seeks total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2022: Ares Capital Management II LLC (Ares), Benefit Street Partners, LLC (Benefit Street), Brigade Capital Management, LLC (Brigade), J.P. Morgan Investment Management Inc. (JP Morgan) and T. Rowe Price Associates, Inc. (T. Rowe Price).

III. Returns

For the full-year ended September 30, 2022, the High Yield Bond Fund, Class F, returned -12.98%. The Fund’s benchmark—the ICE BofA US High Yield Constrained Index, which tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market—returned -14.06%.

IV. Performance Discussion

The reporting period was tumultuous for below-investment-grade markets as materially higher interest rates and growing fears of a recession resulted in massive losses. As noted in the shareholder letter, the period began on a positive note, but sentiment changed along with the calendar and, despite a few bear-market bounces, has yet to stage a persistent recovery. The -14.06% return of the ICE BofA US High Yield Constrained Index over the 12-month period is among its worst annual return historically, despite spreads remaining well below levels generally associated with a recession. This shows how significant changes in U.S. Treasury yields can be for traditional fixed-income assets. The market yield began the period at 4.10%, reached a period low of 4.09% on November 8, 2021, and finished the period at 9.60% — the highest level for the period. The market spread began the period at 316 basis points (bps), reached a low of 303 bps in late December 2021, and a high of 601 bps in early July 2022, and finished the period at 545 bps. B-rated bonds were the top performers within the ICE BofA US High Yield Constrained Index for the period, returning -13.55%, followed by BB-rated bonds, down 13.64%, and CCC-rated bonds, which lost 17.60%. The energy sector remained the largest within the high-yield market, and it easily outperformed the broader market, returning approximately -8% over the reporting period.

The allocation to structured credit (collateralized loan obligations - CLOs) was the top contributor to Fund performance for the period. The floating-rate coupons of bank loans, which increase along with Federal Reserve rate hikes, allowed the asset class to hold up much better, with a modest 3% decline. CLOs generally track the bank loan market and were also down slightly over the past 12 months. The CLO allocation remained composed primarily of equity tranches, which outperformed amid the benign default conditions. Defaults are expected to increase over the next 12 months, but not to extreme levels, and we feel that our holdings are positioned to deliver attractive relative returns. Selection within basic industry (primarily chemicals) and energy further contributed to Fund performance for the period. Security selection within the health care sector, and overweights and security selection within media (primarily media content), and services were detractors.

All managers outperformed during the reporting period, with the exception of T. Rowe Price. SIMC was the best-performing manager in the Fund, as its off-benchmark allocation to the CLO market outperformed the high-yield bond market over the period. Ares benefited from an overweight to and security selection within energy and healthcare. Selection within leisure, an underweight and selection within services, an overweight and selection within technology & electronics, and selection within media detracted from performance. Benefit Street outperformed due to an overweight and security selection within transportation, and selection within technology & electronics and healthcare. Detractors included an overweight and selection within media, as well as underweights and selection within the leisure and automotive sectors. Brigade benefited from selection within basic industry and energy, and an overweight and selection within leisure, while it was challenged by an overweight and selection within health care, media, and financial services. J.P. Morgan was bolstered by selection within leisure, basic industry and telecommunications, while an overweight and selection within healthcare, a lack of insurance exposure, and an underweight to utility had a negative impact. T. Rowe Price benefited from an overweight and selection within the energy sector, an underweight and selection within banking, and selection within retail. Conversely, selection within media and telecommunications, as well as an overweight and selection within consumer goods, weighed on performance.

The Fund used derivatives throughout the fiscal year ending September 30, 2022, to help manage duration, yield-curve positioning and spread duration more efficiently. High-yield credit-default swap index futures were used for this

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

High Yield Bond Fund (Concluded)

purpose, and they had a negligible impact on overall Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class F	-12.98%	0.73%	2.05%	4.03%	6.37%
High Yield Bond Fund, Class I	-13.14%	0.59%	1.82%	3.70%	6.06%
High Yield Bond Fund, Class Y	-12.77%	0.98%	2.33%	4.23%	6.44%
ICE BofA US High Yield Constrained Index	-14.06%	-0.70%	1.39%	3.86%	6.65%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class F, Class I and Class Y, versus the ICE BofA US High Yield Constrained Index

1

For the year ended 9/30/22. Past performance is not an indication of future performance. Class F shares were offered beginning 1/11/95 and Class I shares were offered beginning 10/1/07. Class I shares performance for the period prior to 10/1/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Conservative Income Fund

I. Objective

The Conservative Income Fund (the “Fund”) seeks principal preservation and a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2022, was BlackRock Advisors, LLC (BlackRock).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Conservative Income Fund, Class F, returned 0.65%. The Fund’s benchmark—the ICE BofA 3-Month U.S. Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 0.62%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

As noted in the shareholder letter, U.S. Treasury yields in the front end of the curve rose during the fiscal year as the Federal Reserve (Fed) moved away from a zero-interest-rate policy (ZIRP) and increased the target range on the Fed Funds rate to 3.00%-3.25%. Treasury-bill supply was generally lower over the year as peak inflation led to higher-than-expected tax receipts. Front-end demand remained elevated, as represented by the Fed’s reverse purchase agreement (RRP) program, which maintained balances above $2 trillion for much of the reporting period.

During the fiscal year, BlackRock benefited from positions in commercial paper and certificates of deposit (which have a yield pick-up relative to comparable-duration Treasurys). Fund performance over the full reporting period reflected the rising-yield environment as the three-month London Interbank Offered Rate (Libor) increased by 362 basis points.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Conservative Income Fund, Class F	0.65%	0.54%	1.10%	1.01%
Conservative Income Fund, Class Y	0.70%	0.62%	1.19%	1.10%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	0.59%	1.15%	1.02%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Income Fund, Class F and Class Y, versus the ICE BofA 3-Month US Treasury Bill Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Tax-Free Conservative Income Fund

I. Objective

The Tax-Free Conservative Income Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2022, was BlackRock Advisors, LLC (BlackRock).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Tax-Free Conservative Income Fund, Class F, returned 0.29%. The Fund’s benchmark—the ICE BofA 3-Month U.S. Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 0.62%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

As noted in the shareholder letter, U.S. Treasury yields in the front end of the curve rose during the 12-month period ending September 30, 2022, as the Federal Reserve (Fed) moved away from a zero-interest-rate policy (ZIRP) and increased the target range on the Fed Funds rate to 3.00%-3.25%. T-Bill supply was generally lower relative to that of the previous year as peak inflation led to higher-than-expected tax receipts, while municipal bonds benefited overall from reduced issuance given strong surplus balance sheets. Front-end demand remained elevated, as represented by the Fed’s Reverse Repurchase Facility (RRP), which maintained balances above $2 trillion for much of the reporting period.

BlackRock benefited from its position in municipal commercial paper during the period. Positions in variable-

rate demand notes (VRDNs) linked to the seven-day SIFMA Swap Index contributed to Fund performance; this index has no duration, so the position in VDRNs added to Fund performance as yields moved higher over the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Tax-Free Conservative Income Fund, Class F	0.29%	0.31%	0.66%	0.61%
Tax-Free Conservative Income Fund, Class Y	0.44%	0.43%	0.77%	0.71%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	0.59%	1.15%	1.02%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Free Conservative Income Fund, Class F and Class Y, versus the ICE BofA 3-Month U.S. Treasury Bill Index

[1]

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

During the one-year period ending September 30, 2022, the Fund was managed by the SEI Fixed Income Portfolio Management Team of SEI Investments Management Corporation (SIMC).

III. Returns

For the full year ended September 30, 2022, the Real Return Fund, Class F, returned -4.52%. The Fund’s benchmark—Bloomberg 1-5 Year U.S. TIPS Index, which tracks the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of one to five years—returned -4.09%.

IV. Performance Discussion

As noted in the shareholder letter, with inflation running at levels not witnessed since the early 1980s, central banks across the developed world pivoted to an increasingly hawkish monetary policy stance during the 12-month period ending September 30, 2022. This aggressive policy shift pushed yields sharply higher. Exacerbating the pain of the yield selloff, the long-running bond bull market resulted in unfavorable starting conditions, leaving coupon income insufficient to offset the price depreciation of rising yields. This culminated to deliver historically poor performance for global fixed income markets over the period.

Real rates were severely hampered by the hawkish pivot of central banks leading to breakeven inflation rates tightening across the yield curve during the reporting period. Five-year breakevens tightened during the year, as elevated recession risk weighed on forward-looking inflation expectations. Despite the sharply higher repricing of real rates and the contraction of inflation breakeven rates, U.S. Treasury Inflation-Protected Securities (TIPS) still outperformed conventional bonds as high realized inflation delivered impressive inflation-accretion returns.

Through the Fund’s exposure to TIPS, performance was within our expectations as the Fund manager aimed to replicate the performance of the Bloomberg 1-5 Year US TIPS Index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Return Fund, Class F	-4.52%	1.80%	1.75%	0.74%	1.63%
Real Return Fund, Class Y	-4.40%	1.92%	1.87%	0.84%	1.70%
Bloomberg 1-5 Year U.S. TIPS Index	-4.09%	2.27%	2.24%	1.21%	2.08%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class F and Class Y, versus the Bloomberg 1-5 Year U.S. TIPS Index

1

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2022, was SSGA Funds Management, Inc. (SSGA).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Dynamic Asset Allocation Fund, Class F, returned -13.56%. The Fund’s benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large-cap U.S. companies—returned -15.47%.

IV. Performance Discussion

A majority of the Fund’s volatility is typically driven by strategic exposure to the S&P 500 Index, which served as the most significant driver of the Fund’s return during the period. The fund’s tactical trades contributed positively to both absolute and relative returns.

The U.S. equity market began the fiscal year with positive performance in the fourth quarter of 2021. However, as noted in the shareholder letter, in the next three quarters of the fiscal year, the U.S. equity market was under pressure as the Federal Reserve (Fed) aggressively focused on monetary tightening to bring inflation under control. Within the S&P 500 Index, energy was the best-performing sector during the fiscal year, followed by utilities and consumer staples. The communication services sector was the worst performer, followed by consumer discretionary and information technology. As the market moved into a risk-off environment, the typically more defensive sectors experienced favorable relative performance versus more growth-oriented sectors in the market.

The largest contributors to the Fund’s relative performance for the reporting period were two options on 30-year U.S. payer swap rates, which benefited from higher U.S. Treasury yields. The Fund’s position in the Bloomberg Commodity Index through total-return swaps also bolstered performance. Commodities continued to benefit from tight supply conditions across a number of markets, coupled with the geopolitical impact from Russia’s invasion of Ukraine. A position in a 5y5y overnight index swap (OIS) benefitted from tighter Fed monetary policy. This position was initiated as a proxy for the Federal Funds terminal rate. A swap on 10-year U.S. Consumer Price Index (CPI) benefited from higher inflation expectations in the U.S. A position in the Goldman Sachs U.S. Financial Conditions Index via a total return swap contributed to Fund performance as Fed policy has resulted in tighter financial conditions in the U.S.

The largest detractor from relative performance for the period was an equity tilt in the portfolio via an S&P 500 Equal Weight total return swap and MSCI EAFE Index futures. This position was closed out during the fiscal year.

The Fund used equity index futures, interest-rate swaps, interest-rate swaptions, total return swaps, total-return swaps, options on equity indices and currency forwards. Derivatives had a meaningful impact on Fund relative performance during the period. Interest-rate swaps and swaptions garnered positive performance during the period, benefitting from higher U.S. interest rates. Equity index futures detracted from Fund performance as equities experienced negative performance during the reporting period. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity total-return swaps. This exposure contributed to the total return over the period. Options on equity indices experienced negative performance for the period. Forward-currency contracts did not have a meaningful impact on performance over the fiscal year.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class F	-13.56%	9.70%	8.39%	8.81%
Dynamic Asset Allocation Fund, Class Y	-13.44%	9.92%	8.64%	9.06%
S&P 500 Index (Gross)	-15.47%	8.16%	9.24%	9.73%

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class F and Class Y, versus the S&P 500 Index (Gross)

1

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 7/30/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Multi-Strategy Alternative Fund

I. Objective

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (underlying funds); and (ii) one or more investment sub-advisors. During the fiscal year ending September 30, 2022, the Fund allocated its assets among unaffiliated funds and one affiliated fund.

The Fund utilized the following sub-advisors as of September 30, 2022: Brigade Capital Management, LP (Brigade), Emso Asset Management Limited (EMSO), Global Credit Advisers, LLC (GCA), Kettle Hill Capital Management, LLC (Kettle Hill), Mountaineer Partners Management, LLC (Mountaineer), Putnam Investment Management, LLC (Putnam) and Ramius Advisors, LLC (Ramius).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full-year ended September 30, 2022, the Multi-Strategy Alternative Fund, Class F, returned -7.24%. The Fund’s benchmark—the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 0.62%.

Although the Fund’s performance is benchmarked against the return of the ICE BofAML US 3-Month Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury Bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Treasury bill investors do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

The fiscal year ending September 30, 2022, was dominated by a sharp global economic reversal, as most central banks moved from a policy of monetary policy stimulus to tightening. This was precipitated by evidence that the inflationary pressures that had been building throughout 2021 were not “transitory,” but were broad-based and persistent. The U.S. Federal Reserve (Fed) began to raise interest rates in March of 2022, and by the end of September, had increased the Fed Funds rate from near 0% to a range of 3.0% to 3.25%, sending a clear message that there are more rate hikes to come.

The Fed’s policy tightening wreaked havoc in asset markets during the reporting period. Global equities declined sharply in the first three quarters of 2022, with the U.S. broader-market S&P 500 Index entering bear market territory. Growth stocks (for example, technology companies), which are more sensitive to interest rates, fared even worse. Value stocks lost ground, but outperformed their growth counterparts. The fixed-income sector, which is traditionally considered a “safe haven” in volatile markets, also posted large losses as interest rates rose, credit spreads widened, and bond prices fell.

The downturns affected international markets as well, and were especially pronounced in emerging-market debt, which suffered from rising interest rates and also a much stronger U.S. dollar. The economic picture was further clouded by geopolitical events, namely Russia’s invasion of Ukraine in February 2022, as noted in the shareholder letter. Apart from the human tragedy, the invasion upended commodity markets and added to the upward pressure on energy prices, with particularly acute economic consequences for Europe.

Essentially all of the Fund’s losses came in the first three quarters of 2022. There were few bright spots as seven of the eight investment strategies recorded negative returns in 2022 and the remaining strategy saw essentially flat performance. While the market downturn had a negative impact on the Equity-Hedge strategy, it actually posted smaller losses than one may have expected. Managers Kettle Hill and Mountaineer limited losses to the low-single-digits due to their conservative positioning and shift towards value stocks. Putnam performed materially worse due to its focus on the underperforming technology sector.

In the Fund’s Relative Value sleeve, EMSO’s poor performance for the reporting period was attributable to its emphasis on emerging-market debt, which was affected disproportionally by higher U.S. interest rates. Brigade also sustained significant losses as the U.S. high-yield bond market sold off. GCA was able to protect capital, limiting

SEI Institutional Managed Trust / Annual Report / September 30, 2022

losses to low-single-digits, as the manager quickly shifted to a defensive stance.

The Event-Driven sleeve comprises two merger arbitrage strategies. The portfolio managed by Ramius saw significant volatility, especially in the second quarter of 2022, as merger spreads widened due to general risk aversion. On the bright side, the Merger Fund preserved capital and posted a virtually flat return for the period due to its diversified portfolio and avoidance of higher risk mergers-and-acquisitions (M&A) deals.

The only significant change involving managers over the Fund’s fiscal year was the reduction in the amount of capital allocated to Putnam by roughly 25%.

Derivatives used in the Fund comprised primarily of currency futures and forwards, interest-rate swaps, credit default swaps, and equity and equity-index options. The Fund’s sub-advisors primarily employed derivatives in the Fund for hedging and risk management. Derivatives were most commonly used to hedge currency and interest-rates risk when sub-advisors, particularly EMSO, held bonds issued by non-U.S. governments or corporations which may have been denominated in local currency. Sub-advisors, particularly Ramius and Putnam, commonly used equity puts and calls, in an effort to enhance returns or limit losses in common stock positions. On balance, derivatives performance had a positive impact on Fund performance during the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Strategy Alternative Fund, Class F	-7.24%	1.85%	1.49%	1.81%	1.41%
Multi-Strategy Alternative Fund, Class Y	-7.09%	2.10%	1.73%	1.99%	1.55%
ICE BofA U.S. 3-Month Treasury Bill Index	0.62%	0.59%	1.15%	0.68%	0.57%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class F and Class Y, versus the ICE BofA U.S. 3-Month Treasury Bill Index

1

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 3/31/10 and Class Y shares were offered beginning 4/30/15. For periods prior to 4/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the ICE BofA U.S. 3-Month Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bill. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Multi-Asset Accumulation Fund

I. Objective

The Multi-Asset Accumulation Fund (the “Fund”) seeks to provide total return, including capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: AQR Capital Management, LLC (AQR) and PanAgora Asset Management Inc. (PanAgora).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Multi-Asset Accumulation Fund, Class F, returned -20.79%. The Fund’s blended benchmark—MSCI World Index (Net) Hedged (USD) Index (which tracks the equity-market performance of developed markets) (60%) and Bloomberg Global Aggregate Index, Hedged (USD) (which tracks the performance of investment-grade fixed-income securities denominated in 13 currencies) (40%)—returned -13.60%.

IV. Performance Discussion

Major asset-class performance was mixed during the fiscal year. As noted in the shareholder letter, global equities and global credit declined during the period as fears of a lasting global recession escalated and central bankers worldwide raised interest rates to combat stubbornly high inflation. Broad commodities gained ground (as measured by the Bloomberg Commodity Index) and reached a 10-year high in June 2022 on increased demand, coupled with constrained supply in certain markets, before supply-side concerns gave way to recession fears later over the third quarter of the year.

Risk assets were challenged by the worst inflation in four decades and the U.S. Federal Reserve’s (Fed) effort to combat it by raising interest rates. The Fed increased the federal funds rate by 300 basis points during the fiscal year. Potential economic recession in major developed countries further dampened investor sentiment for risk assets, while developed-market sovereign bonds exhibited weak performance as global interest rates increased over the period. Commodities were one of the best-performing assets classes during the fiscal year. Energy and agriculture experienced strong performance, especially as Russia’s invasion of Ukraine disrupted the trade and supply of energy and food. Both industrial and precious metals recorded negative returns despite supply tightness and low stockpiles as mounting recessionary fears and slowing demand created headwinds.

The Fund’s relatively higher weight in sovereign bonds was the greatest detractor from relative performance. Developed bond markets experienced negative performance during the reporting period as global central banks lifted interest rates. Within the asset class, UK gilts plunged over the third quarter of 2022, as investors feared the new UK government’s tax and spending plans would balloon the country’s debt and stoke inflation. The Fund’s exposure to global inflation-linked bonds also detracted from performance as the longer-maturity debt within the asset class absorbed the largest losses. The Fund’s lower average concentration in global equities relative to its blended benchmark contributed to performance during the period as most global equity markets fell into bear-market territory. The Fund’s exposure to commodities was also a meaningful contributor to relative performance, bolstered by higher prices within the energy and agriculture sectors.

Among the Fund’s managers, both AQR and PanAgora experienced negative performance over the reporting period and underperformed the Fund’s blended benchmark. Exposure to global sovereign bonds and global inflation-linked bonds provided headwinds for both managers. Exposure to commodities, as well as an underweight to global equities, benefited Fund performance for both managers.

The Fund used equity index futures, bond index futures, interest-rate swaps, commodity futures, total-return swaps and currency forwards to provide cost-effective exposures to desired asset classes. Derivatives had a meaningful impact on Fund performance during the period. Sovereign bond index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used for market exposure), produced negative performance as interest rates rose globally (on average) over the period. Globally, both developed-market and emerging-market equity futures (used for market exposure) detracted from performance. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity futures and, to a lesser degree, commodity total-return swaps, as commodities are a key part of the Fund’s strategy. The commodity futures provide strategic exposure to a diversified mix of underlying commodities. This exposure contributed to the Fund’s total return over the period. Forward-currency contracts on emerging-market currencies (used for market exposure) contributed to both the Fund’s total and benchmark-relative returns.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Forward currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. These exposures contributed to performance over the Fund’s fiscal year.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Accumulation Fund, Class F	-20.79%	-2.93%	1.05%	2.64%	3.04%
Multi-Asset Accumulation Fund, Class Y	-20.57%	-2.71%	1.27%	2.82%	3.21%
MSCI World Index (Net) (Hedged) (USD)	-14.98%	6.34%	7.15%	9.97%	9.84%
Bloomberg Global Aggregate Index, (Hedged) (USD)	-12.05%	-3.07%	0.32%	1.69%	1.93%
60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Global Aggregate Index, (Hedged) (USD)	-13.60%	2.82%	4.67%	6.79%	6.82%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class F and Class Y, versus the 60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Global Aggregate Index, (Hedged) (USD)

1

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not available.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Multi-Asset Income Fund

I. Objective

The Multi-Asset Income Fund (the “Fund”) seeks to provide total return with an emphasis on current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund used the following sub-advisors as of September 30, 2022: Goldman Sachs Asset Management, L.P. (Goldman Sachs), SSGA Funds Management, Inc. (SSGA), Western Asset Management Company, LLC and Western Asset Management Company Limited (Western).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Multi-Asset Income Fund, Class F, returned -16.13%. The Fund’s blended benchmark—Bloomberg US Aggregate Bond Index (which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market) (45%), the ICE BofA US High Yield Constrained Index (which tracks the performance of below-investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S.) (40%) and the S&P 500 Index (Gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (15%)—returned -14.36%.

IV. Performance Discussion

As noted in the shareholder letter, U.S. Treasury yields rose significantly over the year. Persistent inflation helped drive the Federal Reserve (Fed) to raise its federal funds rate a total of 300 basis points (bps) over five meetings during the 12-month period. After the Fed’s September 2022 meeting, projections from the central bank indicated that participants expected to increase interest rates by at least 125 bps in the two remaining meetings of 2022. Fed Chair Jerome Powell reiterated that lower growth and softer labor markets will likely be the unfortunate costs of hiking rates to fight inflation, and that expectations for a premature pivot to looser monetary policy probably will not come to fruition.

Credit markets were pressured by the rise in interest rates and spreads widened significantly, reflecting increasing pessimism about the economic outlook. Despite the widening in spreads, lower-quality segments of the corporate credit market, such as high-yield bonds and bank loans, were the best performers over the period, as investors deemed that deterioration in credit quality or a sharp increase in defaults for high-yield bond issuers was unlikely. Securitized credit struggled, although the generally lower duration of the asset class provided some relief in a rising-yield environment. Emerging-market debt was challenged and underperformed developed-market bonds, as the appreciation of the U.S. dollar created a headwind for emerging-market borrowers to repay dollar-denominated debt.

The greatest detractors to Fund performance for the reporting period were an overweight to emerging-market debt and an underweight to high-yield securities. The Fund’s underweight to U.S. government bonds in favor of spread sectors benefited performance. Allocations to securitized assets contributed modestly to performance as securitized assets generally outperformed over the fiscal year.

Goldman Sachs detracted from performance due to its underweight to securitized credit. Western was a contributor, benefiting from its exposure to securitized credit, specifically bank loans, which were helped by their lack of duration in a rising-rate environment. SSGA’s covered-call strategy produced performance within expectations over the period; the manager benefited as its strategy outperformed the S&P 500 Index.

The Fund used total-return swaps on bond futures, interest-rate swaps and futures and options on exchange-traded funds, equity indexes, credit default swaps and currency forwards. The Fund employed derivatives for various reasons, including fixed-income relative value, to generate option income and hedge interest-rate risk. Derivatives had a meaningful impact on Fund performance for the period. The Fund used interest-rate futures to manage duration. This benefited Fund performance as rates increased during the period. Interest-rate swaps had a modestly positive impact on performance due to their short exposure. Options, which were used as part of the covered-call strategy, contributed to Fund performance. Currency forwards had a slightly positive impact on performance. Exposure to investment-grade credit and high-yield bonds through credit default swaps did not have a notable impact on Fund performance for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Income Fund, Class F	-16.13%	-2.22%	0.56%	3.44%	3.79%
Multi-Asset Income Fund, Class Y	-16.08%	-2.12%	0.66%	3.51%	3.87%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-3.26%	-0.27%	-0.27%	1.14%
ICE BofA U.S. High Yield Constrained Index	-14.06%	-0.70%	1.39%	1.39%	4.32%
S&P 500 Index (Gross)	-15.47%	8.16%	9.24%	9.24%	11.69%
45/40/15 Hybrid consisting of the Bloomberg U.S. Aggregate Bond Index, ICE BofA U.S. High Yield Constrained Index and S&P 500 Index (Gross)	-14.36%	-0.35%	1.98%	3.78%	4.08%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class F and Class Y, versus the 45/40/15 Hybrid consisting of the Bloomberg U.S. Aggregate Bond Index, ICE BofA U.S. High Yield Constrained Index, and S&P 500 Index (Gross)

[1]

For the year ended 9/30/22. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Multi-Asset Inflation Managed Fund

I. Objective

The Multi-Asset Inflation Managed Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: AllianceBernstein L.P. (AllianceBernstein), Columbia Management Investment Advisers, LLC (Columbia), Credit Suisse Asset Management, LLC (Credit Suisse), and Franklin Advisors, Inc. (Franklin).

Columbia manages a wholly-owned subsidiary of the Fund. Columbia has delegated certain of its duties to Threadneedle International Ltd. as a sub-advisor. Credit Suisse also manages a wholly-owned subsidiary of the Fund.

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Multi-Asset Inflation Managed Fund, Class F, returned 5.10%. The Fund’s blended benchmark—the Bloomberg 1-5 Year US TIPS Index (70%), the Bloomberg Commodity Total Return Index (20%) and the S&P 500 Index (Gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (10%)—returned -1.89%.

IV. Performance Discussion

Real assets experienced mixed performance over the fiscal year. As noted in the shareholder letter, commodities finished the period higher, while Treasury inflation-protected securities (TIPS) and U.S. equities recorded negative returns. Within commodities, energy and agriculture experienced strong performance, especially as the Russian invasion in Ukraine disrupted the trade and supply of energy and food; both the precious metals and industrial metals sectors posted negative returns for the year, despite supply tightness and low stockpiles as mounting recessionary fears and slowing demand created headwinds. TIPS fell 4.09% during the year (as measured by the Bloomberg 1-5 Year US TIPS Index). As noted in the shareholder letter, higher interest rates more than offset the increase in unexpected inflation.

Manager performance was mixed during the fiscal year. Franklin’s inflation-sensitive equity long/short strategy benefited Fund performance; the energy sector was the largest positive contributor, while the strategy’s short position in consumer discretionary was one of the largest detractors. Security selection within the commodities sector was beneficial for the Fund’s commodities managers, Columbia and Credit Suisse, in aggregate. AllianceBernstein underperformed and was hurt by its overweight to credit-spread sectors, which detracted as spreads widened.

The Fund used commodity futures, commodity total-return swaps, bond-index futures, equity-index futures, options on futures and interest-rate swaps during the reporting period. The use of derivatives had a meaningful impact on Fund performance. The Fund employed short positions in U.S. Treasury futures and interest-rate swaps to hedge duration risk for a portion of the corporate bond exposure. The hedge contributed to the total return as interest rates increased. The Fund implemented a short position in global equity total-return swaps to hedge risk for a portion of the long equity positions. This hedge also contributed to fund performance, as global equity returns were negative. Within the Fund, a controlled foreign corporation was established to provide additional exposure to commodities, including commodity futures and commodity total-return swaps. The commodity futures, commodity total-return swaps and options on futures exposure, used to provide a strategic exposure to a diversified mix of underlying commodities, experienced positive performance for the period. The Fund used forward-currency contracts on developed-market currencies principally to hedge foreign-currency risk relative to the U.S. dollar; this did not have a meaningful impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Inflation Managed Fund, Class F	5.10%	5.21%	3.18%	0.08%	0.22%
Multi-Asset Inflation Managed Fund, Class Y	5.36%	5.47%	3.44%	0.26%	0.40%
Bloomberg 1-5 Year U.S. TIPS Index	-4.09%	2.27%	2.24%	1.21%	1.23%
Bloomberg Commodity Index	11.80%	13.45%	6.96%	-2.14%	-1.57%
S&P 500 Index (Gross)	-15.47%	8.16%	9.24%	11.70%	11.69%
70/20/10 Hybrid consisting of the Bloomberg 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index and S&P 500 Index (Gross)	-1.89%	5.38%	4.14%	1.76%	1.75%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class F and Class Y, versus a 70/20/10 Hybrid consisting of the Bloomberg 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index and the S&P 500 Index (Gross).

1

For the year ended 9/30/22. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Multi-Asset Capital Stability Fund

I. Objective

The Multi-Asset Capital Stability Fund (the “Fund”) seeks to manage the risk of a loss while providing current income and an opportunity for capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: AllianceBernstein L.P. (AllianceBernstein) and Janus Henderson Investors US LLC (Janus).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2022, the Multi-Asset Capital Stability Fund, Class F, returned

-4.24%. The Fund’s blended benchmark—the Bloomberg 1-3 Year US Government/Credit Index (which measures the performance of investment-grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate securities with maturities of 1 to 3 years) (95%) and S&P 500 Index (Gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (5%)—returned -5.53%.

IV. Performance Discussion

Major asset-class performance was mixed during the fiscal year. As noted in the shareholder letter, global equities and global credit declined during the period as fears of a lasting global recession escalated and global central bankers raised interest rates to combat stubbornly high inflation. Developed-market sovereign bonds also exhibited weak performance as global interest rates increased over the period.

The Fund recorded negative absolute performance that remained within expectations for its mandate, and outperformed its blended benchmark over the full reporting period. Through most of the period, the Fund maintained below-average exposure to both equities and fixed income. The primary contributor to relative performance was the Fund’s ability to derisk to cash (and not U.S. Treasurys) during a volatile environment for both global equities and fixed income; the Fund’s relatively low duration and moderate interest-rate risk was able to largely sidestep the move higher in interest rates. The Fund’s underweight to credit also contributed to performance. The Fund maintained a tactical position in U.S. Treasury inflation-protected securities (TIPS) that was a headwind as higher interest rates more than offset the increase in unexpected inflation.

Both AllianceBernstein and Janus experienced negative performance over the reporting period but outperformed the Fund’s blended benchmark. Janus benefited from its ability to de-risk to cash (and not U.S. Treasurys) during a volatile environment for both global equities and fixed income; its off-benchmark exposure to emerging-market equities detracted as the asset class suffered from the headwinds of tighter monetary conditions and a relentless rally in the U.S. dollar. AllianceBernstein benefited from its underweight to nominal Treasurys, which suffered two of their five worst quarterly selloffs ever during the period; an overweight to U.S. TIPS detracted as real rates moved higher on increasing expectations for Federal Reserve rate hikes.

The Fund used credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps, equity options, interest-rate swaptions and currency forwards during the reporting period. Derivatives are primarily used to provide cost-effective exposures to the desired asset classes and had a meaningful impact on Fund performance in the period. The use of stock index futures, primarily developed-market equities used for market exposure, resulted in negative performance during the Fund’s fiscal year. Interest-rate futures and swaps also detracted from performance over the period as interest rates increased globally on average. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, further detracted from Fund performance. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. These hedges had a positive impact on Fund performance for the fiscal year.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Capital Stability Fund, Class F	-4.24%	0.47%	1.41%	1.30%	1.37%
Multi-Asset Capital Stability Fund, Class Y	-4.23%	0.57%	1.51%	1.37%	1.45%
Bloomberg 1-3 year U.S. Government/Credit Index	-5.07%	-0.41%	0.70%	0.81%	0.84%
S&P 500 Index (Gross)	-15.47%	8.16%	9.24%	11.70%	11.69%
95/5 Hybrid consisting of Bloomberg 1-3 Year U.S. Government/Credit Index and S&P 500 Index (Gross)	-5.53%	0.09%	1.19%	1.38%	1.40%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, Class F and Class Y, versus a 95/5 Hybrid of the following indexes: the Bloomberg 1-3 Year U.S. Government/Credit Index, and the S&P 500 Index (Gross).

[1]

For the year ended 9/30/22. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.
Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.0%
Communication Services — 6.0%
Alphabet Inc, Cl A *	67,513	$6,458
Alphabet Inc, Cl C *	228,376	21,958
AT&T Inc	76,885	1,179
Comcast Corp, Cl A	142,077	4,167
Fox Corp, Cl A	48,678	1,493
Live Nation Entertainment Inc *	86,592	6,584
Meta Platforms Inc, Cl A *	76,652	10,400
Netflix Inc *	1,379	325
Nexstar Media Group Inc, Cl A	7,733	1,290
Paramount Global, Cl B	22,664	432
Take-Two Interactive Software Inc, Cl A *	18,644	2,032
TEGNA Inc	150,197	3,106
T-Mobile US Inc *	62,799	8,426
Verizon Communications Inc	280,734	10,660
Walt Disney Co/The *	149,447	14,097
Warner Bros Discovery Inc *	56,488	650
		93,257
Consumer Discretionary — 11.6%
Advance Auto Parts Inc	32,751	5,120
Alibaba Group Holding ADR *	27,851	2,228
Amazon.com Inc, Cl A *	282,471	31,919
Autoliv Inc	12,805	853
AutoZone Inc *	1,731	3,708
Best Buy Co Inc	53,582	3,394
Booking Holdings Inc *	2,518	4,138
BorgWarner Inc	204,343	6,416
Capri Holdings Ltd *	66,333	2,550
Carnival Corp *	75,978	534
Dick's Sporting Goods Inc (A)	36,476	3,817
Dillard's Inc, Cl A	7,630	2,081
Dollar General Corp	41,094	9,857
Domino's Pizza Inc	12,467	3,867
DR Horton Inc	43,190	2,909

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
eBay Inc	56,727	$2,088
Foot Locker Inc, Cl A	23,394	728
Ford Motor Co	105,794	1,185
General Motors Co	209,815	6,733
Goodyear Tire & Rubber Co/The *	38,367	387
Harley-Davidson Inc, Cl A	49,267	1,718
Kohl's Corp	31,690	797
Lear Corp	26,627	3,187
Lennar Corp, Cl A	12,211	910
Lithia Motors Inc, Cl A	10,129	2,173
Lowe's Cos Inc	60,506	11,364
Magna International Inc, Cl A	49,219	2,334
MercadoLibre Inc *	1,300	1,076
MGM Resorts International	188,891	5,614
NIKE Inc, Cl B	89,182	7,413
O'Reilly Automotive Inc *	1,186	834
PulteGroup Inc	193,668	7,263
Ralph Lauren Corp, Cl A	18,347	1,558
Ross Stores Inc	119,268	10,051
Royal Caribbean Cruises Ltd *	5,535	210
Starbucks Corp	76,846	6,475
Target Corp, Cl A	35,105	5,209
Tesla Inc *	34,686	9,201
Thor Industries Inc	40,679	2,847
Toll Brothers Inc	48,368	2,031
Vail Resorts Inc	3,358	724
Whirlpool Corp	27,260	3,675
Williams-Sonoma Inc	9,127	1,076
		182,252
Consumer Staples — 6.9%
Altria Group Inc	46,068	1,860
Archer-Daniels-Midland Co	5,437	437
Coca-Cola Co/The	146,094	8,184
Coca-Cola Europacific Partners PLC	89,238	3,803
Colgate-Palmolive Co	118,734	8,341
Conagra Brands Inc	265,977	8,679
Costco Wholesale Corp	3,582	1,692
Haleon ADR *	146,088	890
Hershey Co/The	2,052	452
Ingredion Inc	86,415	6,958
J M Smucker Co/The	69,587	9,562
Kraft Heinz Co/The	12,498	417
Kroger Co/The	317,607	13,895
Molson Coors Beverage Co, Cl B	30,456	1,462
Mondelez International Inc, Cl A	47,375	2,597
PepsiCo Inc	65,470	10,689
Philip Morris International Inc	121,483	10,084
Procter & Gamble Co/The	8,013	1,012
Sysco Corp, Cl A	145,077	10,258
Tyson Foods Inc, Cl A	105,363	6,947

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Walgreens Boots Alliance Inc	38,987	$1,224
		109,443
Energy — 4.5%
Antero Resources Corp *	15,418	471
Baker Hughes Co, Cl A	197,219	4,134
BP PLC ADR	131,377	3,751
Canadian Natural Resources Ltd	102,799	4,787
Chevron Corp	84,335	12,117
ConocoPhillips	86,961	8,900
Devon Energy Corp	132,584	7,972
EOG Resources Inc	15,571	1,740
Exxon Mobil Corp	7,057	616
HF Sinclair Corp	50,438	2,715
Marathon Petroleum Corp	74,494	7,399
Phillips 66	44,348	3,580
Pioneer Natural Resources Co	29,908	6,476
Shell PLC ADR	30,942	1,540
Valero Energy Corp	52,768	5,638
		71,836
Financials — 13.7%
Aflac Inc	94,072	5,287
American Financial Group Inc/OH	10,346	1,272
Ameriprise Financial Inc	25,172	6,342
Bank of America Corp	326,138	9,849
Bank of New York Mellon Corp/The	19,244	741
Berkshire Hathaway Inc, Cl B *	67,449	18,010
Capital One Financial Corp	35,930	3,312
Charles Schwab Corp/The	175,492	12,613
Citigroup Inc	188,132	7,840
Citizens Financial Group Inc	9,142	314
Discover Financial Services	32,032	2,912
Everest Re Group Ltd	1,843	484
Fifth Third Bancorp	126,810	4,053
First American Financial Corp	21,368	985
First Horizon Corp	121,274	2,777
First Republic Bank/CA	85,489	11,161
Goldman Sachs Group Inc/The	3,354	983
Hartford Financial Services Group Inc/The	83,818	5,192
JPMorgan Chase & Co	80,157	8,376
KeyCorp	107,415	1,721
Markel Corp *	13,030	14,127
Marsh & McLennan Cos Inc	62,972	9,401
Moody's Corp	38,887	9,454
Morgan Stanley	43,905	3,469
New York Community Bancorp Inc	34,328	293
Popular Inc	60,934	4,391
Progressive Corp/The	57,358	6,666
Radian Group Inc	16,498	318
Regions Financial Corp	212,723	4,269
Reinsurance Group of America Inc, Cl A	15,254	1,919
S&P Global Inc	20,519	6,266

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Signature Bank/New York NY, Cl B	17,115	$2,584
Starwood Property Trust Inc ‡	32,387	590
State Street Corp	101,461	6,170
Synchrony Financial	108,206	3,050
US Bancorp	323,806	13,056
Voya Financial Inc	60,780	3,677
Wells Fargo & Co	109,997	4,424
Willis Towers Watson PLC	63,313	12,722
Zions Bancorp NA	71,519	3,637
		214,707
Health Care — 15.9%
AbbVie Inc	59,751	8,019
Acadia Healthcare Co Inc, Cl A *	45,579	3,563
Agilent Technologies Inc	32,444	3,944
AmerisourceBergen Corp, Cl A	82,413	11,153
Amgen Inc, Cl A	57,858	13,041
AstraZeneca PLC ADR	85,913	4,711
Axonics Inc *	4,899	345
Baxter International Inc	113,683	6,123
Biogen Inc *	2,286	610
Bristol-Myers Squibb Co	155,447	11,051
Cardinal Health Inc	12,980	865
Cigna Corp	1,877	521
Cooper Cos Inc/The, Cl A	5,574	1,471
CVS Health Corp	185,443	17,686
Danaher Corp, Cl A	43,061	11,122
DaVita Inc *	4,103	340
DENTSPLY SIRONA Inc	9,719	276
Edwards Lifesciences Corp, Cl A *	34,783	2,874
Gilead Sciences Inc	19,050	1,175
GSK ADR	24,118	710
Horizon Therapeutics Plc *	39,537	2,447
Humana Inc	16,035	7,780
Jazz Pharmaceuticals PLC *	28,183	3,756
Johnson & Johnson	177,216	28,950
McKesson Corp	37,517	12,751
Medtronic PLC	80,577	6,507
Merck & Co Inc	91,347	7,867
Mettler-Toledo International Inc *	11,204	12,146
Natera Inc *	72,929	3,196
Organon & Co	15,833	370
Perrigo Co PLC	77,382	2,759
Pfizer Inc	237,127	10,377
Teleflex Inc	23,390	4,712
Thermo Fisher Scientific Inc	13,456	6,825
TransMedics Group Inc *	35,600	1,486
UnitedHealth Group Inc	46,343	23,405
Vertex Pharmaceuticals Inc *	21,049	6,095
Zimmer Biomet Holdings Inc	86,871	9,082
		250,111

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industrials — 9.2%
AerCap Holdings NV *	62,810	$2,659
AGCO Corp	28,514	2,742
Alaska Air Group Inc *	80,294	3,143
Allison Transmission Holdings Inc	37,699	1,273
American Airlines Group Inc *	147,592	1,777
AMETEK Inc	38,760	4,396
Cummins Inc	30,186	6,143
Delta Air Lines Inc, Cl A *	64,342	1,805
Eaton Corp PLC	36,869	4,917
FedEx Corp	33,861	5,027
Fortive Corp	171,178	9,980
General Electric Co	70,202	4,346
GXO Logistics Inc *	156,482	5,486
Honeywell International Inc	113,389	18,933
Huntington Ingalls Industries Inc, Cl A	10,975	2,431
IDEX Corp	18,824	3,762
Jacobs Solutions Inc	28,438	3,085
Lockheed Martin Corp	7,508	2,900
ManpowerGroup Inc	29,203	1,889
Norfolk Southern Corp	6,491	1,361
Northrop Grumman Corp	2,095	985
Owens Corning	34,317	2,698
Parker-Hannifin Corp, Cl A	25,904	6,277
Republic Services Inc	2,552	347
Ryder System Inc	14,973	1,130
Snap-on Inc	8,649	1,742
Textron Inc	56,360	3,284
Timken Co/The	72,653	4,289
TransDigm Group Inc *	23,745	12,462
Uber Technologies Inc *	10,267	272
United Airlines Holdings Inc *	23,047	750
United Parcel Service Inc, Cl B	54,473	8,800
Westinghouse Air Brake Technologies Corp	9,477	771
WW Grainger Inc	25,940	12,690
		144,552
Information Technology — 21.7%
Adobe Inc *	45,772	12,596
Advanced Micro Devices Inc *	92,604	5,867
Amdocs Ltd	42,052	3,341
Amkor Technology Inc	51,908	885
Amphenol Corp, Cl A	108,662	7,276
Apple Inc	350,543	48,445
Applied Materials Inc	60,065	4,921
Arrow Electronics Inc, Cl A *	14,925	1,376
Automatic Data Processing Inc	1,600	362
Cadence Design Systems Inc *	20,149	3,293
Cisco Systems Inc	151,519	6,061
Crowdstrike Holdings Inc, Cl A *	21,093	3,476
Datadog Inc, Cl A *	27,575	2,448
Dell Technologies Inc, Cl C	24,102	824
DXC Technology Co *	70,284	1,721

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Solar Inc *	12,669	$1,676
Fortinet Inc *	15,777	775
Global Payments Inc	148,513	16,047
Hewlett Packard Enterprise Co	249,894	2,994
HP Inc	173,068	4,313
Intel Corp	118,591	3,056
International Business Machines Corp	24,273	2,884
Intuit Inc	46,564	18,035
Jabil Inc	68,671	3,963
Juniper Networks Inc	168,528	4,402
Microchip Technology Inc	299,789	18,296
Micron Technology Inc	45,152	2,262
Microsoft Corp	222,410	51,799
Motorola Solutions Inc	50,222	11,248
NetApp Inc	7,231	447
NVIDIA Corp	39,931	4,847
ON Semiconductor Corp *	4,887	305
Oracle Corp, Cl B	89,486	5,465
Palo Alto Networks Inc *	21,639	3,544
Paychex Inc	23,818	2,673
PayPal Holdings Inc *	41,194	3,546
Qorvo Inc *	8,524	677
QUALCOMM Inc	62,595	7,072
Roper Technologies Inc	21,778	7,832
salesforce.com *	56,006	8,056
SAP SE ADR	84,618	6,875
Seagate Technology Holdings PLC	44,700	2,379
SolarEdge Technologies Inc *	10,209	2,363
Teradyne Inc	53,338	4,008
Trade Desk Inc/The, Cl A *	34,054	2,035
Visa Inc, Cl A	110,461	19,623
Vishay Intertechnology Inc	115,899	2,062
VMware Inc, Cl A *	16,249	1,730
Vontier Corp	467,725	7,816
Xerox Holdings Corp	58,641	767
Zebra Technologies Corp, Cl A *	4,292	1,125
		339,889
Materials — 4.1%
Air Products and Chemicals Inc	58,182	13,541
Berry Global Group Inc *	31,426	1,462
Celanese Corp, Cl A	37,618	3,398
Crown Holdings Inc	65,796	5,332
DuPont de Nemours Inc	38,689	1,950
Eastman Chemical Co	73,135	5,196
Huntsman Corp	180,232	4,423
International Flavors & Fragrances Inc	13,914	1,264
International Paper Co	39,192	1,242
Linde PLC	21,885	5,900
Louisiana-Pacific Corp	24,368	1,247
LyondellBasell Industries NV, Cl A	3,410	257
Newmont Corp	48,882	2,055
O-I Glass Inc, Cl I *	23,882	309

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Packaging Corp of America	4,398	$494
PPG Industries Inc	58,040	6,424
Reliance Steel & Aluminum Co	8,194	1,429
Steel Dynamics Inc	9,490	673
Sylvamo Corp	17,925	608
Vulcan Materials Co	40,048	6,316
Westrock Co	8,670	268
		63,788
Real Estate — 3.1%
American Homes 4 Rent, Cl A ‡	227,098	7,451
American Tower Corp, Cl A ‡	55,725	11,964
Crown Castle International Corp ‡	70,972	10,259
Extra Space Storage Inc ‡	35,970	6,212
Gaming and Leisure Properties Inc ‡	87,103	3,854
Howard Hughes Corp/The *‡	35,813	1,984
Iron Mountain Inc ‡	24,500	1,077
Omega Healthcare Investors Inc ‡	57,992	1,710
Prologis Inc ‡	19,649	1,996
Sabra Health Care REIT Inc ‡	73,150	960
Service Properties Trust ‡	283,336	1,471
		48,938
Utilities — 2.3%
CenterPoint Energy Inc	133,505	3,762
CMS Energy Corp	21,421	1,248
Edison International	104,559	5,916
FirstEnergy Corp	182,591	6,756
NextEra Energy Inc	25,266	1,981

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NRG Energy Inc	60,226	$2,305
PPL Corp	319,532	8,100
UGI Corp	103,502	3,346
Vistra Corp	114,510	2,405
		35,819
Total Common Stock
(Cost $1,209,558) ($ Thousands)		1,554,592

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, LP
2.930% **†(B)	1,262,355	1,266
Total Affiliated Partnership
(Cost $1,260) ($ Thousands)		1,266

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	15,251,869	15,252
Total Cash Equivalent
(Cost $15,252) ($ Thousands)		15,252
Total Investments in Securities — 100.1%
(Cost $1,226,070) ($ Thousands)		$1,571,110

A list of the open futures contracts held by the Fund at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
S&P 500 Index E-MINI	40	Dec-2022	$7,892	$7,203	$(689)
S&P Mid Cap 400 Index E-MINI	2	Dec-2022	448	441	(7)
			$8,340	$7,644	$(696)

Percentages are based on Net Assets of $1,569,904 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $1,141 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $1,266 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,554,592	–	–	1,554,592
Affiliated Partnership	–	1,266	–	1,266
Cash Equivalent	15,252	–	–	15,252
Total Investments in Securities	1,569,844	1,266	–	1,571,110

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(696)	–	–	(696)
Total Other Financial Instruments	(696)	–	–	(696)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Fund (Concluded)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$16,145	$84,045	$(98,923)	$—	$(1)	$1,266	1,262,355	$23	$—
SEI Daily Income Trust, Government Fund, Cl F	19,853	327,214	(331,815)	—	—	15,252	15,251,869	113	1
Totals	$35,998	$411,259	$(430,738)	$—	$(1)	$16,518		$136	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Value Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.4%
Communication Services — 6.3%
AT&T Inc	1,031,235	$15,819
BCE Inc (A)	272,263	11,419
Comcast Corp, Cl A	396,511	11,630
Fox Corp, Cl A	114,572	3,515
Meta Platforms Inc, Cl A *	81,306	11,032
Nexstar Media Group Inc, Cl A	7,601	1,268
Paramount Global, Cl B	47,731	909
TEGNA Inc	131,658	2,723
T-Mobile US Inc *	49,749	6,675
Verizon Communications Inc	174,796	6,637
Walt Disney Co/The *	49,774	4,695
Warner Bros Discovery Inc *	235,617	2,709
		79,031
Consumer Discretionary — 7.8%
Autoliv Inc	22,443	1,496
Best Buy Co Inc	56,534	3,581
Booking Holdings Inc *	1,165	1,914
BorgWarner Inc	26,597	835
Carnival Corp *	115,551	812
Dick's Sporting Goods Inc (A)	20,614	2,157
Dillard's Inc, Cl A	10,481	2,859
DR Horton Inc	32,509	2,190
eBay Inc	41,518	1,528
Foot Locker Inc, Cl A	44,858	1,396
Ford Motor Co	185,547	2,078
General Motors Co	241,473	7,749
Genuine Parts Co	132,329	19,759
Goodyear Tire & Rubber Co/The *	217,723	2,197
Harley-Davidson Inc, Cl A	31,143	1,086
Kohl's Corp	41,773	1,050
Lear Corp	12,142	1,453
Lennar Corp, Cl A	10,600	790
Lithia Motors Inc, Cl A	9,683	2,078
Lowe's Cos Inc	47,666	8,952

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Magna International Inc, Cl A	27,465	$1,303
PulteGroup Inc	197,768	7,416
Royal Caribbean Cruises Ltd *	22,429	850
Target Corp, Cl A	98,887	14,674
Thor Industries Inc	20,376	1,426
Whirlpool Corp	24,849	3,350
Williams-Sonoma Inc	23,528	2,773
		97,752
Consumer Staples — 8.0%
Altria Group Inc	207,317	8,371
Archer-Daniels-Midland Co	6,119	492
Conagra Brands Inc	146,906	4,794
Diageo PLC ADR	37,752	6,411
Haleon PLC ADR (A)	281,752	1,716
Ingredion Inc	83,947	6,760
J M Smucker Co/The	17,549	2,411
Kimberly-Clark Corp	77,089	8,676
Kraft Heinz Co/The	56,221	1,875
Kroger Co/The	285,342	12,484
Molson Coors Beverage Co, Cl B	104,071	4,994
Philip Morris International Inc	181,374	15,056
Procter & Gamble Co/The	16,629	2,099
Tyson Foods Inc, Cl A	147,143	9,701
Unilever PLC ADR	172,247	7,551
Walgreens Boots Alliance Inc	146,771	4,609
Walmart Inc	9,909	1,285
		99,285
Energy — 7.6%
BP PLC ADR	137,941	3,938
Canadian Natural Resources Ltd	52,201	2,431
Chevron Corp	153,812	22,098
ConocoPhillips	195,001	19,956
Devon Energy Corp	61,920	3,723
Exxon Mobil Corp	259,550	22,662
HF Sinclair Corp	33,815	1,821
Marathon Petroleum Corp	93,598	9,297
Phillips 66	15,015	1,212
Shell PLC ADR	61,589	3,065
Valero Energy Corp	42,050	4,493
		94,696
Financials — 18.9%
Aflac Inc	86,434	4,858
Allstate Corp/The	34,766	4,329
Ally Financial Inc	9,091	253
American Financial Group Inc/OH	20,349	2,501
Ameriprise Financial Inc	23,214	5,849
Annaly Capital Management Inc ‡	66,321	1,138
Bank of America Corp	623,733	18,837
Bank of New York Mellon Corp/The	191,211	7,365
Berkshire Hathaway Inc, Cl B *	40,463	10,804
Capital One Financial Corp	28,002	2,581

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Charles Schwab Corp/The	39,902	$2,868
Chubb Ltd	85,357	15,525
Citigroup Inc	538,848	22,454
Citizens Financial Group Inc	104,794	3,601
Discover Financial Services	35,862	3,261
Fifth Third Bancorp	113,014	3,612
First American Financial Corp	19,225	886
First Horizon Corp	21,614	495
Goldman Sachs Group Inc/The	6,327	1,854
Hartford Financial Services Group Inc/The	40,505	2,509
JPMorgan Chase & Co	171,797	17,953
KeyCorp	125,944	2,018
Lincoln National Corp	29,914	1,314
MetLife Inc	85,353	5,188
Morgan Stanley	228,481	18,052
New York Community Bancorp Inc	299,179	2,552
Popular Inc	58,412	4,209
Principal Financial Group Inc, Cl A	7,865	567
Prudential Financial Inc	60,510	5,191
Radian Group Inc	35,327	681
Regions Financial Corp	201,984	4,054
Reinsurance Group of America Inc, Cl A	21,858	2,750
State Street Corp	47,517	2,889
Synchrony Financial	153,808	4,336
T Rowe Price Group Inc	8,660	909
Travelers Cos Inc/The	48,773	7,472
Truist Financial Corp	211,571	9,212
Unum Group	55,915	2,169
Voya Financial Inc	94,607	5,724
Wells Fargo & Co	377,180	15,170
Willis Towers Watson PLC	16,379	3,291
Zions Bancorp NA	79,407	4,039
		235,320
Health Care — 16.7%
AbbVie Inc	26,369	3,539
Amgen Inc, Cl A	23,430	5,281
AstraZeneca PLC ADR	54,158	2,970
Biogen Inc *	10,497	2,803
Bristol-Myers Squibb Co	183,512	13,046
Cardinal Health Inc	55,061	3,671
Cigna Corp	22,581	6,266
CVS Health Corp	185,795	17,719
DaVita Inc *	25,118	2,079
Gilead Sciences Inc	114,091	7,038
GSK PLC ADR	73,244	2,155
HCA Healthcare Inc	16,836	3,094
Hologic Inc *	10,362	669
Horizon Therapeutics Plc *	42,242	2,614
Jazz Pharmaceuticals PLC *	41,808	5,573
Johnson & Johnson	148,768	24,303
McKesson Corp	38,353	13,035
Medtronic PLC	177,966	14,371

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Merck & Co Inc	318,066	$27,392
Novartis AG ADR	132,118	10,042
Organon & Co	16,136	378
Pfizer Inc	733,938	32,117
Viatris Inc, Cl W *	291,220	2,481
Zimmer Biomet Holdings Inc	45,934	4,802
		207,438
Industrials — 10.6%
3M Co	61,376	6,782
AerCap Holdings NV *	77,499	3,281
AGCO Corp	31,476	3,027
Alaska Air Group Inc *	72,619	2,843
Allison Transmission Holdings Inc	68,559	2,314
Cummins Inc	44,074	8,969
Delta Air Lines Inc, Cl A *	130,072	3,650
FedEx Corp	36,932	5,483
General Dynamics Corp	63,411	13,454
Huntington Ingalls Industries Inc, Cl A	16,362	3,624
Johnson Controls International plc	300,123	14,772
Lockheed Martin Corp	7,815	3,019
ManpowerGroup Inc	42,383	2,742
Northrop Grumman Corp	9,576	4,504
Owens Corning	23,991	1,886
PACCAR Inc	15,373	1,286
Raytheon Technologies Corp	209,293	17,133
Ryder System Inc	28,822	2,176
Siemens AG ADR	165,998	8,126
Snap-on Inc	18,096	3,644
Textron Inc	56,910	3,316
Timken Co/The	50,058	2,955
United Airlines Holdings Inc *	38,423	1,250
United Parcel Service Inc, Cl B	68,760	11,107
		131,343
Information Technology — 9.5%
Amdocs Ltd	68,616	5,452
Amkor Technology Inc	108,102	1,843
Applied Materials Inc	46,847	3,838
Arrow Electronics Inc, Cl A *	43,920	4,049
Broadcom Inc	22,984	10,205
Cisco Systems Inc	349,960	13,998
Cognizant Technology Solutions Corp, Cl A	30,034	1,725
Dell Technologies Inc, Cl C	40,811	1,395
DXC Technology Co *	71,616	1,753
Global Payments Inc	32,432	3,504
Hewlett Packard Enterprise Co	292,631	3,506
HP Inc	333,017	8,299
Intel Corp	576,838	14,865
International Business Machines Corp	35,900	4,265
Jabil Inc	72,955	4,210
Juniper Networks Inc	144,777	3,782
Micron Technology Inc	69,011	3,457

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Microsoft Corp	39,275	$9,147
Oracle Corp, Cl B	76,101	4,648
QUALCOMM Inc	5,099	576
Seagate Technology Holdings PLC	47,512	2,529
Teradyne Inc	67,520	5,074
Vontier Corp	190,609	3,185
Xerox Holdings Corp	94,367	1,235
Zebra Technologies Corp, Cl A *	5,478	1,435
		117,975
Materials — 4.8%
Berry Global Group Inc *	26,280	1,223
Celanese Corp, Cl A	36,390	3,287
Crown Holdings Inc	50,076	4,058
Dow Inc	306,089	13,446
DuPont de Nemours Inc	50,372	2,539
Eastman Chemical Co	74,402	5,286
Huntsman Corp	202,556	4,971
International Paper Co	111,708	3,541
Louisiana-Pacific Corp	56,701	2,903
LyondellBasell Industries NV, Cl A	39,065	2,941
Newmont Corp	65,956	2,772
O-I Glass Inc, Cl I *	82,301	1,066
Reliance Steel & Aluminum Co	32,299	5,633
Steel Dynamics Inc	48,750	3,459
Sylvamo Corp	10,155	344
Westrock Co	60,481	1,868
		59,337
Real Estate — 3.3%
Boston Properties Inc ‡	87,252	6,541
Gaming and Leisure Properties Inc ‡	70,961	3,139
Healthpeak Properties Inc ‡	430,340	9,864
Iron Mountain Inc ‡	44,969	1,977
Omega Healthcare Investors Inc ‡	84,133	2,481
Sabra Health Care REIT Inc ‡	182,928	2,400
Service Properties Trust ‡	264,868	1,375
Simon Property Group Inc ‡	27,995	2,513

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
VICI Properties Inc ‡	372,874	$11,130
		41,420
Utilities — 4.9%
Duke Energy Corp	138,050	12,842
Edison International	110,674	6,262
Exelon Corp	39,130	1,466
FirstEnergy Corp	118,673	4,391
NextEra Energy Inc	235,543	18,469
NRG Energy Inc	134,759	5,157
PPL Corp	147,944	3,750
UGI Corp	159,854	5,168
Vistra Corp	169,588	3,561
		61,066
Total Common Stock
(Cost $1,016,862) ($ Thousands)		1,224,663

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, LP
2.930% **†(B)	15,769,129	15,770
Total Affiliated Partnership
(Cost $15,772) ($ Thousands)		15,770

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	15,999,758	16,000
Total Cash Equivalent
(Cost $16,000) ($ Thousands)		16,000
Total Investments in Securities — 101.0%
(Cost $1,048,634) ($ Thousands)		$1,256,433

A list of the open futures contracts held at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	41	Dec-2022	$7,776	$7,383	$(393)
S&P Mid Cap 400 Index E-MINI	24	Dec-2022	5,577	5,300	(277)
			$13,353	$12,683	$(670)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Value Fund (Concluded)

Percentages are based on Net Assets of $1,244,360 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $14,981 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $15,770 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,224,663	–	–	1,224,663
Affiliated Partnership	–	15,770	–	15,770
Cash Equivalent	16,000	–	–	16,000
Total Investments in Securities	1,240,663	15,770	–	1,256,433

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(670)	–	–	(670)
Total Other Financial Instruments	(670)	–	–	(670)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$6,431	$134,033	$(124,691)	$(1)	$(2)	$15,770	15,769,129	$28	$—
SEI Daily Income Trust, Government Fund, Cl F	20,275	173,037	(177,312)	—	—	16,000	15,999,758	100	—
Totals	$26,706	$307,070	$(302,003)	$(1)	$(2)	$31,770		$128	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Growth Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.
Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 98.9%
Communication Services — 7.9%
Alphabet Inc, Cl A *	333,626	$31,911
Alphabet Inc, Cl C *	413,280	39,737
Live Nation Entertainment Inc *	211,953	16,117
Meta Platforms Inc, Cl A *	637	86
Netflix Inc *	17,623	4,149
Sirius XM Holdings Inc (A)	7,201	41
Take-Two Interactive Software Inc, Cl A *	54,181	5,906
Trade Desk Inc/The, Cl A *	68,109	4,070
		102,017
Consumer Discretionary — 16.4%
Airbnb Inc, Cl A *	31,685	3,328
Alibaba Group Holding ADR *	33,334	2,666
Amazon.com Inc, Cl A *	532,640	60,188
AutoNation Inc *	92	9
AutoZone Inc *	11,405	24,429
Booking Holdings Inc *	52	85
Capri Holdings Ltd *	125,545	4,826
Choice Hotels International Inc	875	96
Domino's Pizza Inc	16,493	5,116
eBay Inc	2,250	83
General Motors Co	46,002	1,476
Genuine Parts Co	6,335	946
Grand Canyon Education Inc *	1,095	90
H&R Block Inc	42,447	1,806
Home Depot Inc/The	42,314	11,676
LKQ Corp	1,885	89
Lowe's Cos Inc	70,462	13,234
Marriott International Inc/MD, Cl A	52,218	7,318
McDonald's Corp	12,195	2,814
MercadoLibre Inc *	2,507	2,075
MGM Resorts International	512,487	15,231
NIKE Inc, Cl B	49,782	4,138
Tesla Inc *	145,390	38,565
TJX Cos Inc/The	145,852	9,060

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Ulta Beauty Inc *	239	$96
Vail Resorts Inc	17,939	3,868
Yum! Brands Inc	902	96
		213,404
Consumer Staples — 6.1%
Bunge Ltd	72,372	5,976
Colgate-Palmolive Co	82,910	5,824
Costco Wholesale Corp	35,499	16,765
General Mills Inc	24,220	1,856
Grocery Outlet Holding Corp *	2,931	98
Hershey Co/The	58,404	12,876
Kroger Co/The	188,320	8,239
PepsiCo Inc	129,634	21,164
Procter & Gamble Co/The	52,380	6,613
		79,411
Energy — 1.7%
Antero Resources Corp *	94,685	2,891
Cheniere Energy Inc	2,741	455
Chevron Corp	6,691	961
ConocoPhillips	49,249	5,040
Devon Energy Corp	1,517	91
EOG Resources Inc	19,753	2,207
Marathon Oil Corp	4,412	99
Pioneer Natural Resources Co	49,221	10,658
		22,402
Financials — 5.4%
Blackstone Inc, Cl A	56,046	4,691
CME Group Inc, Cl A	42,935	7,605
FactSet Research Systems Inc	24,114	9,648
Moody's Corp	62,183	15,117
MSCI Inc, Cl A	25,644	10,816
Ryan Specialty Holdings Inc, Cl A *	2,521	103
S&P Global Inc	29,549	9,023
Signature Bank/New York NY, Cl B	31,370	4,737
W R Berkley Corp	138,349	8,935
		70,675
Health Care — 12.8%
Abbott Laboratories	12,963	1,254
AbbVie Inc	69,968	9,390
Acadia Healthcare Co Inc, Cl A *	70,739	5,530
AstraZeneca PLC ADR	33,283	1,825
Becton Dickinson and Co	20,020	4,461
Centene Corp *	101,452	7,894
CVS Health Corp	1,792	171
Danaher Corp, Cl A	82,776	21,380
Edwards Lifesciences Corp, Cl A *	22,530	1,862
Eli Lilly & Co	17,210	5,565
Humana Inc	3,770	1,829
Johnson & Johnson	74,128	12,110
McKesson Corp	55,308	18,797

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Merck & Co Inc	38,050	$3,277
Mettler-Toledo International Inc *	3,116	3,378
Natera Inc *	155,464	6,813
Pfizer Inc	2,165	95
Thermo Fisher Scientific Inc	195	99
TransMedics Group Inc *	52,630	2,197
UnitedHealth Group Inc	106,163	53,617
Veeva Systems Inc, Cl A *	620	102
Vertex Pharmaceuticals Inc *	17,992	5,209
		166,855
Industrials — 7.0%
AMETEK Inc	39,508	4,481
Carrier Global Corp	209,480	7,449
Eaton Corp PLC	109,427	14,593
General Dynamics Corp	28,519	6,051
Graco Inc	149,146	8,941
Middleby Corp/The *	51,098	6,549
Otis Worldwide Corp	108,620	6,930
Republic Services Inc	14,557	1,980
Tetra Tech Inc	41,695	5,359
TransDigm Group Inc	19,818	10,401
Uber Technologies Inc *	3,498	93
Union Pacific Corp	41,577	8,100
Waste Management Inc	37,738	6,046
Westinghouse Air Brake Technologies Corp	48,052	3,909
WillScot Mobile Mini Holdings Corp, Cl A *	2,559	103
		90,985
Information Technology — 38.0%
Adobe Inc *	37,036	10,192
Advanced Micro Devices Inc *	206,457	13,081
Analog Devices Inc	79,730	11,110
Apple Inc	776,188	107,269
Applied Materials Inc	93,624	7,671
Arista Networks Inc *	62,593	7,066
Autodesk Inc, Cl A *	533	100
Automatic Data Processing Inc	12,306	2,783
Broadcom Inc	24,306	10,792
Cadence Design Systems Inc *	24,900	4,069
Cisco Systems Inc	61,985	2,479
Crowdstrike Holdings Inc, Cl A *	44,656	7,360
Datadog Inc, Cl A *	92,849	8,243
Dolby Laboratories Inc, Cl A	33,180	2,162
Dropbox Inc, Cl A *	4,973	103
Enphase Energy Inc *	21,846	6,062
Fair Isaac Corp *	1,175	484
First Solar Inc *	35,253	4,663
Fortinet Inc *	107,759	5,294
HP Inc	150,277	3,745
Intuit Inc	69,770	27,023
Jabil Inc	65,181	3,762
Keysight Technologies Inc *	19,675	3,096

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Manhattan Associates Inc *	772	$103
Marvell Technology Inc	9,597	412
Mastercard Inc, Cl A	73,622	20,934
Microsoft Corp	562,719	131,057
Monolithic Power Systems Inc	3,522	1,280
NetApp Inc	77,249	4,778
NortonLifeLock Inc	52,945	1,066
NVIDIA Corp	129,288	15,694
ON Semiconductor Corp *	82,028	5,113
Oracle Corp, Cl B	160,423	9,797
Palo Alto Networks Inc *	83,633	13,698
Paychex Inc	27,041	3,034
Paylocity Holding Corp *	401	97
PayPal Holdings Inc *	25,679	2,210
Pure Storage Inc, Cl A *	112,644	3,083
QUALCOMM Inc	12,608	1,425
ServiceNow Inc *	15,531	5,865
SolarEdge Technologies Inc *	9,408	2,178
Teradyne Inc	210	16
Texas Instruments Inc	1,709	264
Ubiquiti Inc	4,225	1,240
VeriSign Inc *	551	96
Visa Inc, Cl A	119,721	21,268
		493,317
Materials — 2.3%
CF Industries Holdings Inc	972	94
Linde PLC	47,014	12,675
Sherwin-Williams Co/The, Cl A	48,131	9,855
Steel Dynamics Inc	90,109	6,393
		29,017
Real Estate — 0.8%
Crown Castle Inc ‡	62,271	9,001
Public Storage ‡	5,307	1,554
		10,555
Utilities — 0.5%
National Fuel Gas Co	51,133	3,147
NextEra Energy Inc	44,859	3,518
		6,665
Total Common Stock
(Cost $832,475) ($ Thousands)		1,285,303

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
2.930% **†(B)	44,705	$45
Total Affiliated Partnership
(Cost $45) ($ Thousands)		45

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	13,897,889	$13,898
Total Cash Equivalent
(Cost $13,898) ($ Thousands)		13,898
Total Investments in Securities — 100.0%
(Cost $846,418) ($ Thousands)		$1,299,246

A list of the open futures contracts held at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	61	Dec-2022	$11,501	$10,985	$(516)

Percentages are based on Net Assets of $1,299,744 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $41 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $45 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,285,303	–	–	1,285,303
Affiliated Partnership	–	45	–	45
Cash Equivalent	13,898	–	–	13,898
Total Investments in Securities	1,299,201	45	–	1,299,246

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(516)	–	–	(516)
Total Other Financial Instruments	(516)	–	–	(516)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022, ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$122	$20,310	$(20,388)	$1	$—	$45	44,705	$18	$—
SEI Daily Income Trust, Government Fund, CL F	15,702	306,084	(307,888)	—	—	13,898	13,897,889	114	—
Totals	$15,824	$326,394	$(328,276)	$1	$—	$13,943		$132	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contract, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 99.3%
Communication Services — 7.7%
Activision Blizzard Inc	20,781	$1,545
Alphabet Inc, Cl A *	160,960	15,396
Alphabet Inc, Cl C *	144,500	13,894
Altice USA Inc, Cl A *	5,800	34
AMC Entertainment Holdings Inc, Cl A *(A)	13,800	96
AT&T Inc	191,491	2,937
Cable One Inc	138	118
Charter Communications Inc, Cl A *	2,974	902
Comcast Corp, Cl A	117,129	3,435
DISH Network Corp, Cl A *	6,511	90
Electronic Arts Inc	7,406	857
Fox Corp, Cl A	8,031	246
Fox Corp, Cl B	4,000	114
Frontier Communications Parent Inc *	6,600	155
IAC Inc *	1,998	111
Interpublic Group of Cos Inc/The	10,400	266
Liberty Broadband Corp, Cl A *	500	37
Liberty Broadband Corp, Cl C *	3,258	240
Liberty Media Corp-Liberty Formula One, Cl A *	500	26
Liberty Media Corp-Liberty Formula One, Cl C *	5,400	316
Liberty Media Corp-Liberty SiriusXM *	6,198	234
Live Nation Entertainment Inc *	4,190	319
Lumen Technologies Inc	27,095	197
Madison Square Garden Sports Corp *	496	68
Match Group Inc *	7,699	368
Meta Platforms Inc, Cl A *	61,378	8,328
Netflix Inc *	11,677	2,749
New York Times Co/The, Cl A	4,312	124
News Corp, Cl A	10,300	156
News Corp, Cl B	3,200	49
Nexstar Media Group Inc, Cl A	1,000	167

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Omnicom Group Inc	5,526	$349
Paramount Global, Cl A	219	5
Paramount Global, Cl B	15,453	294
Pinterest Inc, Cl A *	15,576	363
Playtika Holding Corp *	2,800	26
ROBLOX Corp, Cl A *	11,800	423
Roku Inc, Cl A *	3,145	177
Sirius XM Holdings Inc (A)	18,618	106
Spotify Technology SA *	3,760	325
Take-Two Interactive Software Inc, Cl A *	4,304	469
T-Mobile US Inc *	15,917	2,136
Trade Desk Inc/The, Cl A *	11,851	708
TripAdvisor Inc *	2,600	57
Twitter Inc *	19,880	872
Verizon Communications Inc	112,373	4,267
Walt Disney Co/The *	48,740	4,598
Warner Bros Discovery Inc *	63,320	728
World Wrestling Entertainment Inc, Cl A	1,200	84
ZoomInfo Technologies Inc, Cl A *	7,400	308
		69,869
Consumer Discretionary — 11.5%
ADT Inc	5,900	44
Advance Auto Parts Inc	1,617	253
Airbnb Inc, Cl A *	10,500	1,103
Amazon.com Inc, Cl A *	237,820	26,874
Aptiv PLC *	7,253	567
Aramark	6,191	193
AutoNation Inc *	994	101
AutoZone Inc *	543	1,163
Bath & Body Works Inc	6,100	199
Best Buy Co Inc	5,380	341
Booking Holdings Inc *	1,081	1,776
BorgWarner Inc	6,400	201
Boyd Gaming Corp	2,200	105
Bright Horizons Family Solutions Inc *	1,600	92
Brunswick Corp/DE	2,000	131
Burlington Stores Inc *	1,753	196
Caesars Entertainment Inc *	5,400	174
Capri Holdings Ltd *	3,500	134
CarMax Inc *	4,300	284
Carnival Corp *	25,927	182
Carter's Inc	1,100	72
Carvana Co, Cl A *	2,868	58
Chipotle Mexican Grill Inc, Cl A *	739	1,110
Choice Hotels International Inc	928	102
Churchill Downs Inc	961	177
Columbia Sportswear Co	1,000	67
Darden Restaurants Inc	3,299	417
Deckers Outdoor Corp *	701	219
Dick's Sporting Goods Inc	1,492	156
Dollar General Corp	6,145	1,474
Dollar Tree Inc *	5,656	770

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Domino's Pizza Inc	960	$298
DoorDash Inc, Cl A *	6,664	329
DR Horton Inc	8,538	575
DraftKings Inc, Cl A *	8,700	132
eBay Inc	14,706	541
Etsy Inc *	3,404	341
Expedia Group Inc *	4,024	377
Five Below Inc *	1,483	204
Floor & Decor Holdings Inc, Cl A *	2,700	190
Ford Motor Co	105,785	1,185
GameStop Corp, Cl A *(A)	7,200	181
Gap Inc/The	5,300	44
Garmin Ltd	4,157	334
General Motors Co	38,849	1,247
Gentex Corp	6,235	149
Genuine Parts Co	3,676	549
Grand Canyon Education Inc *	800	66
H&R Block Inc	4,400	187
Hanesbrands Inc	9,000	63
Harley-Davidson Inc, Cl A	3,600	126
Hasbro Inc	3,602	243
Hilton Worldwide Holdings Inc	7,184	866
Home Depot Inc/The	27,607	7,618
Hyatt Hotels Corp, Cl A *	1,294	105
Kohl's Corp	3,625	91
Las Vegas Sands Corp *	8,846	332
Lear Corp	1,594	191
Leggett & Platt Inc	3,600	120
Lennar Corp, Cl A	6,789	506
Lennar Corp, Cl B	450	27
Leslie's Inc *	4,400	65
Lithia Motors Inc, Cl A	667	143
LKQ Corp	6,888	325
Lowe's Cos Inc	17,126	3,216
Lucid Group Inc *(A)	14,200	198
Lululemon Athletica Inc *	2,984	834
Macy's Inc	7,600	119
Marriott International Inc/MD, Cl A	7,355	1,031
Marriott Vacations Worldwide Corp	1,000	122
Mattel Inc *	9,300	176
McDonald's Corp	19,798	4,568
MGM Resorts International	8,753	260
Mister Car Wash Inc *	2,100	18
Mohawk Industries Inc *	1,432	131
Newell Brands Inc, Cl B	10,070	140
NIKE Inc, Cl B	32,744	2,722
Nordstrom Inc	3,000	50
Norwegian Cruise Line Holdings Ltd *	11,363	129
NVR Inc *	82	327
Ollie's Bargain Outlet Holdings Inc *	1,661	86
O'Reilly Automotive Inc *	1,650	1,160
Peloton Interactive Inc, Cl A *	7,927	55

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Penn EntertainmentInc *	4,400	$121
Penske Automotive Group Inc, Cl A	700	69
Petco Health & Wellness Co Inc, Cl A *	2,300	26
Planet Fitness Inc, Cl A *	2,200	127
Polaris Inc	1,531	146
Pool Corp	1,021	325
PulteGroup Inc	6,100	229
PVH Corp	1,849	83
QuantumScape Corp, Cl A *(A)	6,600	55
Ralph Lauren Corp, Cl A	1,184	101
RH *	453	111
Rivian Automotive Inc, Cl A *	14,000	461
Ross Stores Inc	9,244	779
Royal Caribbean Cruises Ltd *	5,823	221
Service Corp International/US	4,100	237
Six Flags Entertainment Corp *	2,100	37
Skechers USA Inc, Cl A *	3,453	109
Starbucks Corp	30,701	2,587
Tapestry Inc	6,708	191
Target Corp, Cl A	12,402	1,840
Tempur Sealy International Inc	4,700	113
Terminix Global Holdings Inc *	3,200	122
Tesla Inc *	68,087	18,060
Thor Industries Inc	1,400	98
TJX Cos Inc/The	31,359	1,948
Toll Brothers Inc	2,900	122
TopBuild Corp *	858	141
Tractor Supply Co	3,001	558
Travel + Leisure Co	2,263	77
Ulta Beauty Inc *	1,378	553
Under Armour Inc, Cl A *	4,815	32
Under Armour Inc, Cl C *	5,600	33
Vail Resorts Inc	1,070	231
VF Corp	9,364	280
Victoria's Secret & Co *	2,266	66
Wayfair Inc, Cl A *	2,023	66
Wendy's Co/The	4,600	86
Whirlpool Corp	1,438	194
Williams-Sonoma Inc	1,800	212
Wyndham Hotels & Resorts Inc	2,463	151
Wynn Resorts Ltd *	2,815	177
YETI Holdings Inc *	2,300	66
Yum! Brands Inc	7,709	820
		103,888
Consumer Staples — 6.4%
Albertsons Cos Inc, Cl A	4,300	107
Altria Group Inc	48,450	1,956
Archer-Daniels-Midland Co	14,988	1,206
BJ's Wholesale Club Holdings Inc *	3,600	262
Boston Beer Co Inc/The, Cl A *	240	78
Brown-Forman Corp, Cl A	1,240	84
Brown-Forman Corp, Cl B	4,922	328

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Bunge Ltd	3,800	$314
Campbell Soup Co	5,200	245
Casey's General Stores Inc	996	202
Church & Dwight Co Inc	6,510	465
Clorox Co/The	3,271	420
Coca-Cola Co/The	104,424	5,850
Colgate-Palmolive Co	22,079	1,551
Conagra Brands Inc	12,749	416
Constellation Brands Inc, Cl A	4,086	939
Costco Wholesale Corp	11,848	5,595
Coty Inc, Cl A *	9,339	59
Darling Ingredients Inc *	4,323	286
Estee Lauder Cos Inc/The, Cl A	6,124	1,322
Flowers Foods Inc	4,900	121
Freshpet Inc *	1,200	60
General Mills Inc	15,861	1,215
Grocery Outlet Holding Corp *	2,300	77
Hershey Co/The	3,942	869
Hormel Foods Corp	7,737	352
Ingredion Inc	1,810	146
J M Smucker Co/The	2,754	378
Kellogg Co	6,785	473
Keurig Dr Pepper Inc	22,885	820
Kimberly-Clark Corp	8,990	1,012
Kraft Heinz Co/The	18,749	625
Kroger Co/The	17,488	765
Lamb Weston Holdings Inc	3,900	302
McCormick & Co Inc/MD	6,682	476
Molson Coors Beverage Co, Cl B	4,695	225
Mondelez International Inc, Cl A	36,946	2,026
Monster Beverage Corp *	9,939	864
Olaplex Holdings Inc *	3,500	33
PepsiCo Inc	36,978	6,037
Performance Food Group Co *	4,100	176
Philip Morris International Inc	41,463	3,442
Pilgrim's Pride Corp *	1,300	30
Post Holdings Inc *	1,507	123
Procter & Gamble Co/The	63,920	8,070
Reynolds Consumer Products Inc	1,500	39
Seaboard Corp	6	20
Spectrum Brands Holdings Inc	1,057	41
Sysco Corp, Cl A	13,663	966
Tyson Foods Inc, Cl A	7,608	502
US Foods Holding Corp *	5,397	143
Walgreens Boots Alliance Inc	19,241	604
Walmart Inc	38,561	5,001
		57,718
Energy — 4.6%
Antero Midstream Corp	8,900	82
Antero Resources Corp *	7,900	241
APA Corp	8,600	294
Baker Hughes Co, Cl A	24,702	518

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Cheniere Energy Inc	6,673	$1,107
Chesapeake Energy Corp	3,200	302
Chevron Corp	52,548	7,550
ConocoPhillips	34,051	3,485
Continental Resources Inc/OK, Cl A	900	60
Coterra Energy Inc	21,214	554
Devon Energy Corp	17,561	1,056
Diamondback Energy Inc, Cl A	4,629	558
DT Midstream Inc	2,506	130
Enviva Inc	800	48
EOG Resources Inc	15,582	1,741
EQT Corp	9,967	406
Exxon Mobil Corp	111,543	9,739
Halliburton Co	24,245	597
Hess Corp	7,549	823
HF Sinclair Corp	4,000	215
Kinder Morgan Inc	53,334	888
Marathon Oil Corp	18,092	408
Marathon Petroleum Corp	13,312	1,322
New Fortress Energy Inc, Cl A	1,300	57
NOV Inc	10,400	168
Occidental Petroleum Corp	21,823	1,341
ONEOK Inc	11,961	613
Ovintiv Inc	6,900	317
PDC Energy Inc, Cl A	2,500	145
Phillips 66	12,862	1,038
Pioneer Natural Resources Co	6,374	1,380
Range Resources Corp	7,000	177
Schlumberger NV, Cl A	37,775	1,356
Southwestern Energy Co *	29,800	182
Targa Resources Corp	6,000	362
Texas Pacific Land Corp	149	265
Valero Energy Corp	10,574	1,130
Williams Cos Inc/The	32,673	935
		41,590
Financials — 11.4%
Affiliated Managers Group Inc	1,071	120
Aflac Inc	16,846	947
AGNC Investment Corp ‡	13,728	116
Alleghany Corp *	354	297
Allstate Corp/The	7,180	894
Ally Financial Inc	8,158	227
American Express Co	16,114	2,174
American Financial Group Inc/OH	1,843	226
American International Group Inc	20,303	964
Ameriprise Financial Inc	2,836	715
Annaly Capital Management Inc ‡	11,193	192
Aon PLC, Cl A	5,647	1,513
Apollo Global Management Inc	12,247	570
Arch Capital Group Ltd *	9,489	432
Ares Management Corp, Cl A	4,100	254
Arthur J Gallagher & Co	5,505	943

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Assurant Inc	1,400	$203
Assured Guaranty Ltd	1,514	73
Axis Capital Holdings Ltd	2,023	100
Bank of America Corp	187,866	5,673
Bank of Hawaii Corp	1,048	80
Bank of New York Mellon Corp/The	19,785	762
Bank OZK	2,900	115
Berkshire Hathaway Inc, Cl B *	48,215	12,874
BlackRock Inc	3,969	2,184
Blackstone Inc, Cl A	18,799	1,573
Blue Owl Capital Inc, Cl A	10,800	100
BOK Financial Corp	800	71
Brighthouse Financial Inc *	1,900	83
Brown & Brown Inc	6,400	387
Capital One Financial Corp	10,163	937
Carlyle Group Inc/The	5,600	145
Cboe Global Markets Inc	2,800	329
Charles Schwab Corp/The	40,616	2,919
Chubb Ltd	11,110	2,021
Cincinnati Financial Corp	4,200	376
Citigroup Inc	51,780	2,158
Citizens Financial Group Inc	13,159	452
CME Group Inc, Cl A	9,633	1,706
CNA Financial Corp	752	28
Coinbase Global Inc, Cl A *	4,100	264
Comerica Inc	3,453	246
Commerce Bancshares Inc/MO	2,880	191
Credit Acceptance Corp, Cl A *	217	95
Cullen/Frost Bankers Inc	1,514	200
Discover Financial Services	7,271	661
East West Bancorp Inc	3,800	255
Equitable Holdings Inc	9,900	261
Erie Indemnity Co, Cl A	656	146
Evercore Inc, Cl A	983	81
Everest Re Group Ltd	1,016	267
Eversource Energy	9,198	717
FactSet Research Systems Inc	985	394
Fidelity National Financial Inc	7,210	261
Fifth Third Bancorp	18,300	585
First American Financial Corp	2,800	129
First Citizens BancShares Inc/NC, Cl A	319	254
First Hawaiian Inc	3,500	86
First Horizon Corp	14,300	327
First Republic Bank/CA	4,773	623
FNB Corp/PA	9,200	107
Franklin Resources Inc	7,700	166
Globe Life Inc	2,401	239
Goldman Sachs Group Inc/The	8,939	2,620
Hanover Insurance Group Inc/The, Cl A	926	119
Hartford Financial Services Group Inc/The	8,559	530
Huntington Bancshares Inc/OH	38,438	507
Interactive Brokers Group Inc, Cl A	2,521	161

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Intercontinental Exchange Inc	14,812	$1,338
Invesco Ltd	10,062	138
Janus Henderson Group PLC	3,600	73
Jefferies Financial Group Inc	5,600	165
JPMorgan Chase & Co	77,982	8,149
Kemper Corp, Cl A	1,755	72
KeyCorp	25,088	402
KKR & Co Inc	15,300	658
Lazard Ltd, Cl A	2,300	73
Lincoln National Corp	4,477	197
Loews Corp	5,289	264
LPL Financial Holdings Inc	2,092	457
M&T Bank Corp	4,677	825
Markel Corp *	360	390
MarketAxess Holdings Inc	975	217
Marsh & McLennan Cos Inc	13,395	2,000
MetLife Inc	17,915	1,089
MGIC Investment Corp	8,200	105
Moody's Corp	4,279	1,040
Morgan Stanley	33,462	2,644
Morningstar Inc, Cl A	700	149
MSCI Inc, Cl A	2,087	880
Nasdaq Inc, Cl A	9,300	527
New York Community Bancorp Inc	12,000	102
Northern Trust Corp	5,550	475
Old Republic International Corp	7,500	157
OneMain Holdings Inc, Cl A	3,181	94
PacWest Bancorp	3,000	68
Pinnacle Financial Partners Inc	2,000	162
PNC Financial Services Group Inc/The	11,056	1,652
Popular Inc	1,900	137
Primerica Inc	981	121
Principal Financial Group Inc, Cl A	6,634	479
Progressive Corp/The	15,607	1,814
Prosperity Bancshares Inc	2,400	160
Prudential Financial Inc	10,062	863
Raymond James Financial Inc	5,205	514
Regions Financial Corp	24,912	500
Reinsurance Group of America Inc, Cl A	1,824	229
RenaissanceRe Holdings Ltd	1,175	165
Rithm Capital Corp ‡	11,640	85
Robinhood Markets Inc, Cl A *	14,900	151
Rocket Cos Inc, Cl A (A)	3,700	23
Ryan Specialty Holdings Inc, Cl A *	2,200	89
S&P Global Inc	8,938	2,729
SEI Investments Co †	2,800	137
Signature Bank/New York NY, Cl B	1,606	243
SLM Corp	6,540	92
SoFi Technologies Inc *	21,300	104
Starwood Property Trust Inc ‡	7,600	138
State Street Corp	9,809	597
Stifel Financial Corp	2,700	140

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
SVB Financial Group, Cl B *	1,591	$534
Synchrony Financial	12,968	365
Synovus Financial Corp	3,900	146
T Rowe Price Group Inc	5,971	627
TFS Financial Corp	1,417	18
Tradeweb Markets Inc, Cl A	2,900	164
Travelers Cos Inc/The	6,370	976
Truist Financial Corp	35,527	1,547
Umpqua Holdings Corp	5,819	99
Unum Group	5,475	212
Upstart Holdings Inc *(A)	2,000	42
US Bancorp	35,880	1,447
UWM Holdings Corp (A)	2,800	8
Virtu Financial Inc, Cl A	2,800	58
Voya Financial Inc	2,600	157
W R Berkley Corp	5,450	352
Webster Financial Corp	4,768	216
Wells Fargo & Co	101,404	4,078
Western Alliance Bancorp	2,800	184
White Mountains Insurance Group Ltd	79	103
Willis Towers Watson PLC	2,950	593
Wintrust Financial Corp	1,600	130
Zions Bancorp NA	4,000	203
		102,756
Health Care — 14.6%
10X Genomics Inc, Cl A *	2,498	71
Abbott Laboratories	45,908	4,442
AbbVie Inc	47,223	6,338
ABIOMED Inc *	1,158	285
Acadia Healthcare Co Inc, Cl A *	2,400	188
Agilent Technologies Inc	8,054	979
agilon health Inc *	5,070	119
Align Technology Inc *	2,051	425
Alnylam Pharmaceuticals Inc *	3,227	646
Amedisys Inc *	900	87
AmerisourceBergen Corp, Cl A	3,995	541
Amgen Inc, Cl A	14,279	3,218
Avantor Inc *	16,620	326
Azenta Inc	1,900	81
Baxter International Inc	13,465	725
Becton Dickinson and Co	7,609	1,696
Biogen Inc *	3,859	1,030
BioMarin Pharmaceutical Inc *	4,967	421
Bio-Rad Laboratories Inc, Cl A *	556	232
Bio-Techne Corp	1,024	291
Boston Scientific Corp *	38,338	1,485
Bristol-Myers Squibb Co	56,954	4,049
Bruker Corp	2,900	154
Cardinal Health Inc	7,300	487
Catalent Inc *	4,623	335
Centene Corp *	15,181	1,181
Certara Inc *	3,100	41

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Change Healthcare Inc *	6,535	$180
Charles River Laboratories International Inc *	1,303	256
Chemed Corp	392	171
Cigna Corp	7,966	2,210
Cooper Cos Inc/The, Cl A	1,268	335
CVS Health Corp	35,008	3,339
Danaher Corp, Cl A	17,295	4,467
DaVita Inc *	1,500	124
Definitive Healthcare Corp, Cl A *	600	9
DENTSPLY SIRONA Inc	5,800	164
Dexcom Inc *	10,472	843
Doximity Inc, Cl A *	2,600	79
Edwards Lifesciences Corp, Cl A *	16,547	1,367
Elanco Animal Health Inc *	11,877	147
Elevance Health Inc	6,463	2,936
Eli Lilly & Co	22,500	7,275
Encompass Health Corp	2,600	118
Enhabit Inc *	1,300	18
Enovis Corp *	1,266	58
Envista Holdings Corp *	4,300	141
Exact Sciences Corp *	4,600	149
Exelixis Inc *	8,200	129
Gilead Sciences Inc	33,544	2,069
Globus Medical Inc, Cl A *	2,100	125
Guardant Health Inc *	2,609	140
HCA Healthcare Inc	5,849	1,075
Henry Schein Inc *	3,647	240
Hologic Inc *	6,600	426
Horizon Therapeutics Plc *	6,000	371
Humana Inc	3,399	1,649
ICU Medical Inc *	519	78
IDEXX Laboratories Inc *	2,229	726
Illumina Inc *	4,228	807
Incyte Corp *	4,943	329
Insulet Corp *	1,819	417
Integra LifeSciences Holdings Corp *	1,900	81
Intuitive Surgical Inc *	9,607	1,801
Ionis Pharmaceuticals Inc *	3,700	164
IQVIA Holdings Inc *	4,905	889
Jazz Pharmaceuticals PLC *	1,680	224
Johnson & Johnson	70,380	11,497
Laboratory Corp of America Holdings	2,437	499
Maravai LifeSciences Holdings Inc, Cl A *	3,000	77
Masimo Corp *	1,300	184
McKesson Corp	3,842	1,306
Medtronic PLC	35,703	2,883
Merck & Co Inc	67,702	5,831
Mettler-Toledo International Inc *	593	643
Mirati Therapeutics Inc *	1,100	77
Moderna Inc *	9,081	1,074
Molina Healthcare Inc *	1,495	493

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Natera Inc *	2,200	$96
Neurocrine Biosciences Inc *	2,584	274
Novavax Inc *	2,000	36
Novocure Ltd *	2,775	211
Oak Street Health Inc *	3,200	78
Organon & Co	6,770	158
Penumbra Inc *	900	171
PerkinElmer Inc	3,341	402
Perrigo Co PLC	3,493	125
Pfizer Inc	151,227	6,618
Premier Inc, Cl A	3,200	109
QIAGEN NV *	6,000	248
Quest Diagnostics Inc	3,100	380
QuidelOrtho Corp *	1,300	93
Regeneron Pharmaceuticals Inc *	2,788	1,921
Repligen Corp *	1,450	271
ResMed Inc	3,853	841
Royalty Pharma PLC, Cl A	9,800	394
Sarepta Therapeutics Inc *	2,300	254
Seagen Inc *	3,607	494
Signify Health Inc, Cl A *	1,800	52
Sotera Health Co *	2,700	18
STERIS PLC	2,640	439
Stryker Corp	9,366	1,897
Syneos Health Inc, Cl A *	2,659	125
Tandem Diabetes Care Inc *	1,662	80
Teladoc Health Inc *	4,310	109
Teleflex Inc	1,239	250
Tenet Healthcare Corp *	2,800	144
Thermo Fisher Scientific Inc	10,447	5,299
Ultragenyx Pharmaceutical Inc *	1,700	70
United Therapeutics Corp *	1,172	245
UnitedHealth Group Inc	25,065	12,659
Universal Health Services Inc, Cl B	1,675	148
Veeva Systems Inc, Cl A *	3,768	621
Vertex Pharmaceuticals Inc *	6,811	1,972
Viatris Inc, Cl W *	32,030	273
Waters Corp *	1,599	431
West Pharmaceutical Services Inc	1,928	474
Zimmer Biomet Holdings Inc	5,622	588
Zoetis Inc, Cl A	12,625	1,872
		131,503
Industrials — 8.5%
3M Co	15,152	1,674
A O Smith Corp	3,400	165
Acuity Brands Inc	819	129
Advanced Drainage Systems Inc	1,700	211
AECOM	3,500	239
AGCO Corp	1,700	163
Air Lease Corp, Cl A	2,800	87
Alaska Air Group Inc *	3,200	125
Allegion PLC	2,350	211

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Allison Transmission Holdings Inc	2,500	$84
AMERCO	237	121
American Airlines Group Inc *	17,072	206
AMETEK Inc	6,183	701
Armstrong World Industries Inc	1,300	103
Avis Budget Group Inc *	800	119
Axon Enterprise Inc *	1,843	213
AZEK Co Inc/The, Cl A *	3,000	50
Boeing Co/The *	14,638	1,772
Booz Allen Hamilton Holding Corp, Cl A	3,540	327
Builders FirstSource Inc *	4,100	242
BWX Technologies Inc, Cl W	2,500	126
CACI International Inc, Cl A *	592	155
Carlisle Cos Inc	1,324	371
Carrier Global Corp	22,852	813
Caterpillar Inc, Cl A	14,145	2,321
CH Robinson Worldwide Inc	3,255	313
ChargePoint Holdings Inc *	5,900	87
Cintas Corp	2,301	893
Clarivate PLC *	12,400	116
Clean Harbors Inc *	1,400	154
Copa Holdings SA, Cl A *	833	56
Copart Inc *	5,714	608
Core & Main Inc, Cl A *	1,600	36
CoStar Group Inc *	10,500	731
Crane Holdings Co	1,300	114
CSX Corp	57,176	1,523
Cummins Inc	3,767	767
Curtiss-Wright Corp	1,000	139
Deere & Co	7,541	2,518
Delta Air Lines Inc, Cl A *	17,321	486
Donaldson Co Inc, Cl A	3,300	162
Dover Corp	3,851	449
Driven Brands Holdings Inc *	1,500	42
Dun & Bradstreet Holdings Inc	6,900	85
Eaton Corp PLC	10,711	1,428
Emerson Electric Co	15,846	1,160
Equifax Inc	3,279	562
Esab Corp	1,366	46
Expeditors International of Washington Inc	4,400	389
Fastenal Co, Cl A	15,387	708
FedEx Corp	6,460	959
Flowserve Corp	3,400	83
Fortive Corp	9,559	557
Fortune Brands Home & Security Inc	3,561	191
FTI Consulting Inc *	852	141
Gates Industrial Corp PLC *	2,600	25
Generac Holdings Inc *	1,700	303
General Dynamics Corp	6,455	1,370
General Electric Co	29,266	1,812
Graco Inc	4,500	270
GXO Logistics Inc *	2,933	103

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Hayward Holdings Inc *	2,000	$18
HEICO Corp	1,250	180
HEICO Corp, Cl A	2,100	241
Hertz Global Holdings Inc *	5,400	88
Hexcel Corp, Cl A	2,200	114
Honeywell International Inc	18,051	3,014
Howmet Aerospace Inc	10,000	309
Hubbell Inc, Cl B	1,405	313
Huntington Ingalls Industries Inc, Cl A	1,027	227
IAA Inc *	3,600	115
IDEX Corp	2,003	400
Illinois Tool Works Inc	8,289	1,497
Ingersoll Rand Inc	10,949	474
ITT Inc	2,248	147
Jacobs Solutions Inc	3,395	368
JB Hunt Transport Services Inc	2,210	346
JetBlue Airways Corp *	8,197	54
Johnson Controls International plc	18,626	917
KBR Inc	3,700	160
Kirby Corp *	1,600	97
Knight-Swift Transportation Holdings Inc, Cl A	4,227	207
L3Harris Technologies Inc	5,143	1,069
Landstar System Inc	992	143
Leidos Holdings Inc	3,600	315
Lennox International Inc	878	196
Lincoln Electric Holdings Inc	1,542	194
Lockheed Martin Corp	6,388	2,468
Lyft Inc, Cl A *	8,300	109
ManpowerGroup Inc	1,388	90
Masco Corp	6,000	280
MasTec Inc *	1,600	102
MDU Resources Group Inc	5,300	145
Mercury Systems Inc *	1,500	61
Middleby Corp/The *	1,439	184
MSA Safety Inc	958	105
MSC Industrial Direct Co Inc, Cl A	1,179	86
Nielsen Holdings PLC	9,500	263
Nordson Corp	1,543	328
Norfolk Southern Corp	6,215	1,303
Northrop Grumman Corp	3,951	1,858
nVent Electric PLC	4,400	139
Old Dominion Freight Line Inc, Cl A	2,670	664
Oshkosh Corp	1,800	127
Otis Worldwide Corp	11,326	723
Owens Corning	2,660	209
PACCAR Inc	9,155	766
Parker-Hannifin Corp, Cl A (A)	3,456	837
Pentair PLC	4,400	179
Plug Power Inc *	14,100	296
Quanta Services Inc	3,800	484
Raytheon Technologies Corp	39,740	3,253

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Regal Rexnord Corp	1,800	$253
Republic Services Inc	5,546	754
Robert Half International Inc	2,900	222
Rockwell Automation Inc	3,149	677
Rollins Inc	6,300	218
Ryder System Inc	1,400	106
Schneider National Inc, Cl B	1,500	30
Science Applications International Corp	1,500	133
Sensata Technologies Holding PLC	4,100	153
SiteOne Landscape Supply Inc *	1,152	120
Snap-on Inc	1,379	278
Southwest Airlines Co, Cl A *	15,844	489
Spirit AeroSystems Holdings Inc, Cl A	2,700	59
Stanley Black & Decker Inc	3,957	298
Stericycle Inc, Cl A *	2,400	101
Sunrun Inc *	5,409	149
Tetra Tech Inc	1,400	180
Textron Inc	5,638	328
Timken Co/The	1,700	100
Toro Co/The	2,800	242
Trane Technologies PLC	6,220	901
TransDigm Group Inc	1,375	722
TransUnion	5,100	303
Trex Co Inc *	3,100	136
Uber Technologies Inc *	50,429	1,336
Union Pacific Corp	16,836	3,280
United Airlines Holdings Inc *	8,873	289
United Parcel Service Inc, Cl B	19,696	3,182
United Rentals Inc *	1,894	512
Univar Solutions Inc *	4,500	102
Valmont Industries Inc	559	150
Verisk Analytics Inc, Cl A	4,149	708
Vertiv Holdings Co, Cl A	8,500	83
Waste Management Inc	11,050	1,770
Watsco Inc	876	226
WESCO International Inc *	1,200	143
Westinghouse Air Brake Technologies Corp	4,866	396
WillScot Mobile Mini Holdings Corp, Cl A *	5,500	222
Woodward Inc	1,642	132
WW Grainger Inc	1,211	592
XPO Logistics Inc *	2,733	122
Xylem Inc/NY	4,838	423
		76,996
Information Technology — 25.8%
Accenture PLC, Cl A	16,947	4,360
Adobe Inc *	12,603	3,468
Advanced Micro Devices Inc *	43,232	2,739
Affirm Holdings Inc, Cl A *	4,700	88
Akamai Technologies Inc *	4,200	337
Allegro MicroSystems Inc *	1,400	31
Alteryx Inc, Cl A *	1,536	86
Amdocs Ltd	3,300	262

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Amphenol Corp, Cl A	15,732	$1,053
Analog Devices Inc	13,937	1,942
ANSYS Inc *	2,275	504
Apple Inc	409,111	56,539
Applied Materials Inc	23,197	1,901
AppLovin Corp, Cl A *	6,000	117
Arista Networks Inc *	6,552	740
Arrow Electronics Inc, Cl A *	1,731	160
Aspen Technology Inc *	731	174
Atlassian Corp PLC, Cl A *	3,643	767
Autodesk Inc, Cl A *	5,782	1,080
Automatic Data Processing Inc	11,174	2,527
Avalara Inc *	2,343	215
Avnet Inc	2,700	98
Bentley Systems Inc, Cl B	4,600	141
Bill.com Holdings Inc *	2,641	350
Black Knight Inc *	4,200	272
Block Inc, Cl A *	13,853	762
Broadcom Inc	10,531	4,676
Broadridge Financial Solutions Inc	3,125	451
Cadence Design Systems Inc *	7,302	1,193
CCC Intelligent Solutions Holdings Inc *	4,500	41
CDW Corp/DE	3,645	569
Ceridian HCM Holding Inc *	3,755	210
Ciena Corp *	4,100	166
Cirrus Logic Inc *	1,500	103
Cisco Systems Inc	111,175	4,447
Citrix Systems Inc	3,402	354
Cloudflare Inc, Cl A *	7,500	415
Cognex Corp	4,700	195
Cognizant Technology Solutions Corp, Cl A	13,861	796
Coherent Corp *	3,385	118
Concentrix Corp	1,200	134
Confluent Inc, Cl A *	3,300	78
Corning Inc, Cl B	20,414	592
Coupa Software Inc *	2,012	118
Crowdstrike Holdings Inc, Cl A *	5,641	930
Datadog Inc, Cl A *	6,900	613
Dell Technologies Inc, Cl C	6,887	235
DocuSign Inc, Cl A *	5,320	284
Dolby Laboratories Inc, Cl A	1,653	108
DoubleVerify Holdings Inc *	1,800	49
Dropbox Inc, Cl A *	7,300	151
DXC Technology Co *	6,081	149
Dynatrace Inc *	5,300	185
Elastic NV *	2,000	144
Enphase Energy Inc *	3,540	982
Entegris Inc	4,000	332
EPAM Systems Inc *	1,510	547
Euronet Worldwide Inc *	1,200	91
F5 Inc, Cl A *	1,581	229
Fair Isaac Corp *	662	273

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Fidelity National Information Services Inc, Cl B	16,319	$1,233
First Solar Inc *	2,800	370
Fiserv Inc, Cl A *	15,728	1,472
Five9 Inc *	1,800	135
FleetCor Technologies Inc *	1,911	337
Fortinet Inc *	17,335	852
Gartner Inc *	2,025	560
Genpact Ltd	4,900	214
Global Payments Inc	7,377	797
GLOBALFOUNDRIES Inc *(A)	1,700	82
Globant SA *	1,053	197
GoDaddy Inc, Cl A *	4,225	300
Guidewire Software Inc, Cl Z *	2,182	134
Hewlett Packard Enterprise Co	34,807	417
HP Inc	27,701	690
HubSpot Inc *	1,171	316
Informatica Inc, Cl A *	900	18
Intel Corp	109,376	2,819
International Business Machines Corp	24,037	2,856
Intuit Inc	7,399	2,866
IPG Photonics Corp *	972	82
Jabil Inc	3,700	214
Jack Henry & Associates Inc	1,894	345
Jamf Holding Corp *	1,790	40
Juniper Networks Inc	8,500	222
Keysight Technologies Inc *	4,832	760
KLA Corp	3,789	1,147
Kyndryl Holdings Inc *	6,077	50
Lam Research Corp	3,607	1,320
Lattice Semiconductor Corp *	3,600	177
Littelfuse Inc	600	119
Lumentum Holdings Inc *	1,900	130
Manhattan Associates Inc *	1,705	227
Marvell Technology Inc	22,759	977
Mastercard Inc, Cl A	23,037	6,550
Microchip Technology Inc	14,350	876
Micron Technology Inc	29,473	1,477
Microsoft Corp	200,223	46,632
MKS Instruments Inc	1,500	124
MongoDB Inc, Cl A *	1,664	330
Monolithic Power Systems Inc	1,184	430
Motorola Solutions Inc	4,364	977
National Instruments Corp	3,527	133
nCino inc *	1,500	51
NCR Corp *	3,423	65
NetApp Inc	5,900	365
New Relic Inc *	1,400	80
NortonLifeLock Inc	15,201	306
Nutanix Inc, Cl A *	5,559	116
NVIDIA Corp	64,454	7,824
Okta Inc, Cl A *	4,016	228

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
ON Semiconductor Corp *	11,657	$727
Oracle Corp, Cl B	40,493	2,473
Palantir Technologies Inc, Cl A *	48,220	392
Palo Alto Networks Inc *	7,823	1,281
Paychex Inc	8,590	964
Paycom Software Inc *	1,366	451
Paycor HCM Inc *	1,400	41
Paylocity Holding Corp *	1,035	250
PayPal Holdings Inc *	30,920	2,661
Pegasystems Inc	1,100	35
Procore Technologies Inc *	1,900	94
PTC Inc *	2,865	300
Pure Storage Inc, Cl A *	7,600	208
Qorvo Inc *	2,724	216
QUALCOMM Inc	29,943	3,383
RingCentral Inc, Cl A *	2,155	86
Roper Technologies Inc	2,840	1,021
Salesforce Inc *	25,754	3,704
SentinelOne Inc, Cl A *	4,600	118
ServiceNow Inc *	5,355	2,022
Shift4 Payments Inc, Cl A *	1,500	67
Skyworks Solutions Inc	4,326	369
Smartsheet Inc, Cl A *	3,300	113
Snowflake Inc, Cl A *	8,200	1,394
Splunk Inc *	4,382	330
SS&C Technologies Holdings Inc	5,900	282
Switch Inc, Cl A	3,900	131
Synopsys Inc *	4,092	1,250
TD SYNNEX Corp	1,100	89
Teledyne Technologies Inc *	1,194	403
Teradata Corp *	2,897	90
Teradyne Inc	4,154	312
Texas Instruments Inc	24,638	3,814
Thoughtworks Holding Inc *	2,400	25
Toast Inc, Cl A *	6,000	100
Trimble Inc *	6,800	369
Twilio Inc, Cl A *	4,658	322
Tyler Technologies Inc *	1,060	368
Ubiquiti Inc	169	50
UiPath Inc, Cl A *	10,000	126
Unity Software Inc *	5,553	177
Universal Display Corp	1,142	108
VeriSign Inc *	2,548	443
Viasat Inc *	1,900	57
Visa Inc, Cl A	44,004	7,817
VMware Inc, Cl A	5,575	594
Vontier Corp	4,463	75
Western Digital Corp *	8,292	270
Western Union Co/The	10,600	143
WEX Inc *	1,195	152
Wix.com Ltd *	1,400	109
Wolfspeed Inc *	3,130	324

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Workday Inc, Cl A *	5,239	$798
Zebra Technologies Corp, Cl A *	1,384	363
Zendesk Inc *	3,252	248
Zoom Video Communications Inc, Cl A *	6,800	500
Zscaler Inc *	2,264	372
		232,691
Materials — 2.7%
Air Products and Chemicals Inc	5,910	1,375
Albemarle Corp	3,156	835
Alcoa Corp	4,900	165
Amcor PLC	40,100	430
AptarGroup Inc	1,800	171
Ardagh Metal Packaging SA	5,550	27
Ashland Inc	1,400	133
Avery Dennison Corp	2,166	352
Axalta Coating Systems Ltd *	6,000	126
Ball Corp	8,235	398
Berry Global Group Inc *	3,277	152
Celanese Corp, Cl A	2,938	265
CF Industries Holdings Inc	5,337	514
Chemours Co/The	4,200	104
Cleveland-Cliffs Inc *	14,000	189
Corteva Inc	19,334	1,105
Crown Holdings Inc	3,100	251
Dow Inc	19,275	847
DuPont de Nemours Inc	13,438	677
Eagle Materials Inc	1,059	114
Eastman Chemical Co	3,232	230
Ecolab Inc	6,588	951
Element Solutions Inc	6,100	99
FMC Corp	3,410	360
Freeport-McMoRan Inc, Cl B	38,302	1,047
Ginkgo Bioworks Holdings Inc *(A)	22,000	69
Graphic Packaging Holding Co	8,300	164
Huntsman Corp	5,105	125
International Flavors & Fragrances Inc	6,869	624
International Paper Co	9,591	304
Linde PLC	13,400	3,612
Louisiana-Pacific Corp	1,900	97
LyondellBasell Industries NV, Cl A	6,961	524
Martin Marietta Materials Inc, Cl A	1,616	520
Mosaic Co/The	9,300	450
MP Materials Corp *	2,400	66
NewMarket Corp	182	55
Newmont Corp	21,255	893
Nucor Corp	7,041	753
Olin Corp	3,700	159
Packaging Corp of America	2,464	277
PPG Industries Inc	6,288	696
Reliance Steel & Aluminum Co	1,629	284
Royal Gold Inc, Cl A	1,747	164
RPM International Inc	3,400	283

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Scotts Miracle-Gro Co/The, Cl A	1,077	$46
Sealed Air Corp	3,900	174
Sherwin-Williams Co/The, Cl A	6,342	1,299
Silgan Holdings Inc	2,230	94
Sonoco Products Co	2,600	147
Southern Copper Corp	2,200	99
SSR Mining Inc	5,700	84
Steel Dynamics Inc	4,649	330
United States Steel Corp	6,200	112
Valvoline Inc	4,800	122
Vulcan Materials Co	3,539	558
Westlake Corp	932	81
Westrock Co	6,900	213
		24,395
Real Estate — 3.2%
Alexandria Real Estate Equities Inc ‡	4,348	610
American Homes 4 Rent, Cl A ‡	8,200	269
American Tower Corp, Cl A ‡	12,384	2,659
Americold Realty Trust Inc ‡	7,100	175
Apartment Income REIT Corp ‡	4,165	161
AvalonBay Communities Inc ‡	3,759	692
Boston Properties Inc ‡	4,162	312
Brixmor Property Group Inc ‡	7,900	146
Camden Property Trust ‡	2,769	331
CBRE Group Inc, Cl A *	8,600	581
Cousins Properties Inc ‡	4,000	93
Crown Castle Inc ‡	11,536	1,667
CubeSmart ‡	6,100	244
Digital Realty Trust Inc, Cl A ‡	7,573	751
Douglas Emmett Inc ‡	4,500	81
Duke Realty Corp ‡	10,300	496
EastGroup Properties Inc ‡	1,100	159
EPR Properties, Cl A ‡	1,900	68
Equinix Inc ‡	2,412	1,372
Equity LifeStyle Properties Inc ‡	4,700	295
Equity Residential ‡	9,883	664
Essex Property Trust Inc ‡	1,717	416
Extra Space Storage Inc ‡	3,540	611
Federal Realty Investment Trust ‡	2,146	193
First Industrial Realty Trust Inc ‡	3,600	161
Gaming and Leisure Properties Inc ‡	6,410	284
Healthcare Realty Trust Inc, Cl A ‡	10,300	215
Healthpeak Properties Inc ‡	14,570	334
Highwoods Properties Inc ‡	2,778	75
Host Hotels & Resorts Inc ‡	19,202	305
Howard Hughes Corp/The *‡	1,063	59
Hudson Pacific Properties Inc ‡	3,800	42
Invitation Homes Inc ‡	16,400	554
Iron Mountain Inc ‡	7,800	343
JBG SMITH Properties ‡	2,800	52
Jones Lang LaSalle Inc *‡	1,303	197
Kilroy Realty Corp ‡	3,100	130

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Kimco Realty Corp ‡	16,305	$300
Lamar Advertising Co, Cl A ‡	2,300	190
Life Storage Inc ‡	2,251	249
Medical Properties Trust Inc ‡	15,735	187
Mid-America Apartment Communities Inc ‡	3,100	481
National Retail Properties Inc ‡	4,600	183
National Storage Affiliates Trust ‡	2,300	96
Omega Healthcare Investors Inc ‡	6,245	184
Opendoor Technologies Inc *‡	12,400	39
Park Hotels & Resorts Inc ‡	6,400	72
Prologis Inc ‡	19,720	2,004
Public Storage ‡	4,156	1,217
Rayonier Inc ‡	4,000	120
Realty Income Corp ‡	16,239	945
Regency Centers Corp ‡	4,600	248
Rexford Industrial Realty Inc ‡	4,500	234
SBA Communications Corp, Cl A ‡	2,837	808
Simon Property Group Inc ‡	8,735	784
SL Green Realty Corp ‡	1,830	73
Spirit Realty Capital Inc ‡	3,678	133
STORE Capital Corp ‡	6,900	216
Sun Communities Inc ‡	3,283	444
UDR Inc ‡	8,600	359
Ventas Inc ‡	10,790	433
VICI Properties Inc ‡	25,694	767
Vornado Realty Trust ‡	4,600	106
Welltower Inc ‡	12,200	785
WeWork Inc, Cl A *‡	3,500	9
Weyerhaeuser Co ‡	20,097	574
WP Carey Inc ‡	5,090	355
Zillow Group Inc, Cl A *‡	1,600	46
Zillow Group Inc, Cl C *‡	4,400	126
		28,564
Utilities — 2.9%
AES Corp/The	18,000	407
Alliant Energy Corp	6,821	361
Ameren Corp	6,925	558
American Electric Power Co Inc	13,729	1,187
American Water Works Co Inc	4,865	633
Atmos Energy Corp	3,666	373
Avangrid Inc	1,900	79
Brookfield Renewable Corp, Cl A	3,400	111
CenterPoint Energy Inc	16,955	478
CMS Energy Corp	7,710	449
Consolidated Edison Inc	9,479	813
Constellation Energy Corp	8,813	733
Dominion Energy Inc	22,202	1,534
DTE Energy Co	5,213	600
Duke Energy Corp	20,612	1,917
Edison International	10,049	569
Entergy Corp	5,489	552
Essential Utilities Inc	6,100	252

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Large Cap Index Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Evergy Inc	6,017	$357
Exelon Corp	26,639	998
FirstEnergy Corp	14,500	536
Hawaiian Electric Industries Inc	2,800	97
IDACORP Inc, Cl A	1,400	139
National Fuel Gas Co	2,300	142
NextEra Energy Inc	52,532	4,119
NiSource Inc	10,900	275
NRG Energy Inc	6,300	241
OGE Energy Corp	5,300	193
PG&E Corp *	41,306	516
Pinnacle West Capital Corp	3,000	194
PPL Corp	19,603	497
Public Service Enterprise Group Inc	13,404	754
Sempra Energy	8,431	1,264
Southern Co/The	28,362	1,929
UGI Corp	5,530	179
Vistra Corp	10,869	228
WEC Energy Group Inc	8,484	759
Xcel Energy Inc	14,590	934
		25,957

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Total Common Stock
(Cost $757,743) ($ Thousands)		$895,927

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, LP
2.930% **†(B)	855,535	855
Total Affiliated Partnership
(Cost $856) ($ Thousands)		855

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	5,327,145	5,327
Total Cash Equivalent
(Cost $5,327) ($ Thousands)		5,327
Total Investments in Securities — 100.0%
(Cost $763,926) ($ Thousands)		$902,109

A list of the open futures contracts held by the Fund at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	39	Dec-2022	$7,720	$7,023	$(697)
S&P Mid Cap 400 Index E-MINI	3	Dec-2022	751	662	(89)
			$8,471	$7,685	$(786)

Percentages are based on Net Assets of $901,688 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $822 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $855 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	895,927	–	–	895,927
Affiliated Partnership	–	855	–	855
Cash Equivalent	5,327	–	–	5,327
Total Investments in Securities	901,254	855	–	902,109

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(786)	–	–	(786)
Total Other Financial Instruments	(786)	–	–	(786)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	RealizedGain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Investments Co	$172	$—	$(7)	$(1)	$(27)	$137	2,800	$2	$—
SEI Liquidity Fund, LP	545	8,638	(8,327)	—	(1)	855	855,535	39	—
SEI Daily Income Trust, Government Fund, Cl F	12,691	139,097	(146,461)	—	—	5,327	5,327,145	42	—
Totals	$13,408	$147,735	$(154,795)	$(1)	$(28)	$6,319		$83	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed Large Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.4%
Communication Services — 5.3%
Alphabet Inc, Cl A *	524,280	$50,147
Alphabet Inc, Cl C *	456,960	43,937
AT&T Inc	209,514	3,214
BCE Inc (A)	433,577	18,184
Charter Communications Inc, Cl A *	12,696	3,851
Comcast Corp, Cl A	121,805	3,572
Electronic Arts Inc	44,812	5,185
Fox Corp, Cl A	63,219	1,940
Meta Platforms Inc, Cl A *	135,757	18,420
Omnicom Group Inc	87,409	5,515
Paramount Global, Cl B	245,524	4,675
TEGNA Inc	153,973	3,184
Verizon Communications Inc	97,068	3,686
Walt Disney Co/The *	279,123	26,330
Warner Bros Discovery Inc *	26,652	306
		192,146
Consumer Discretionary — 10.7%
Amazon.com Inc, Cl A *	368,960	41,692
AutoZone Inc *	16,513	35,370
Best Buy Co Inc	185,088	11,723
Booking Holdings Inc *	2,537	4,169
BorgWarner Inc	89,239	2,802
Brinker International Inc *	141,821	3,543
Darden Restaurants Inc	3,127	395
Dick's Sporting Goods Inc (A)	94,331	9,871
Dollar General Corp	207,000	49,651
Domino's Pizza Inc	16,892	5,240
DR Horton Inc	16,198	1,091
eBay Inc	127,055	4,677
Foot Locker Inc, Cl A	65,687	2,045
Genuine Parts Co	79,642	11,892

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Goodyear Tire & Rubber Co/The *	406,438	$4,101
Grand Canyon Education Inc *	9,300	765
Harley-Davidson Inc, Cl A	88,020	3,070
Home Depot Inc/The	28,380	7,831
Lear Corp	89,362	10,696
Lowe's Cos Inc	328,236	61,646
Magna International Inc, Cl A	19,822	940
NIKE Inc, Cl B	357,743	29,736
O'Reilly Automotive Inc *	1,906	1,340
PulteGroup Inc	251,522	9,432
Ross Stores Inc	102,513	8,639
Royal Caribbean Cruises Ltd *	81,005	3,070
Starbucks Corp	68,046	5,733
Target Corp, Cl A	113,908	16,903
TJX Cos Inc/The	374,562	23,268
TopBuild Corp *	31,775	5,236
Whirlpool Corp	59,551	8,028
		384,595
Consumer Staples — 7.9%
Altria Group Inc	259,337	10,472
Archer-Daniels-Midland Co	50,878	4,093
Coca-Cola Co/The	123,765	6,933
Conagra Brands Inc	427,352	13,944
Constellation Brands Inc, Cl A	10,975	2,521
Costco Wholesale Corp	18,347	8,665
Diageo PLC ADR	73,341	12,454
Estee Lauder Cos Inc/The, Cl A	35,000	7,556
Hershey Co/The	26,426	5,826
Ingredion Inc	26,094	2,101
J M Smucker Co/The	115,422	15,860
Kimberly-Clark Corp	41,873	4,713
Kraft Heinz Co/The	115,076	3,838
Kroger Co/The	805,536	35,242
Lamb Weston Holdings Inc	16,377	1,267
Molson Coors Beverage Co, Cl B	246,452	11,827
Mondelez International Inc, Cl A	24,475	1,342
Monster Beverage Corp *	13,727	1,194
PepsiCo Inc	208,587	34,054
Philip Morris International Inc	372,863	30,951
Procter & Gamble Co/The	233,806	29,518
Sysco Corp, Cl A	22,279	1,575
Tyson Foods Inc, Cl A	253,116	16,688
Unilever PLC ADR	162,720	7,134
Walgreens Boots Alliance Inc	303,967	9,545
Walmart Inc	43,983	5,705
		285,018
Energy — 4.3%
Canadian Natural Resources Ltd	293,668	13,676
Chevron Corp	212,408	30,517
ConocoPhillips	204,582	20,937
Devon Energy Corp	507,321	30,505

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Exxon Mobil Corp	129,439	$11,301
HF Sinclair Corp	40,846	2,199
Marathon Petroleum Corp	154,884	15,385
Phillips 66	109,951	8,875
Shell PLC ADR	66,816	3,325
Valero Energy Corp	173,346	18,522
		155,242
Financials — 14.9%
Aflac Inc	136,144	7,651
Allstate Corp/The	59,438	7,402
American Financial Group Inc/OH	11,100	1,365
Ameriprise Financial Inc	82,444	20,772
Assurant Inc	33,412	4,854
Assured Guaranty Ltd	31,872	1,544
Bank of America Corp	1,487,091	44,910
Berkshire Hathaway Inc, Cl B *	93,247	24,899
Capital One Financial Corp	43,778	4,035
Charles Schwab Corp/The	225,691	16,220
Citigroup Inc	120,793	5,033
Citizens Financial Group Inc	262,482	9,019
CME Group Inc, Cl A	77,815	13,783
Comerica Inc	75,804	5,390
Discover Financial Services	126,480	11,500
Everest Re Group Ltd	38,172	10,018
FactSet Research Systems Inc	11,209	4,485
Fifth Third Bancorp	589,594	18,843
First Republic Bank/CA	31,568	4,121
Goldman Sachs Group Inc/The	21,644	6,343
Hartford Financial Services Group Inc/The	66,936	4,146
Intercontinental Exchange Inc	58,438	5,280
JPMorgan Chase & Co	444,568	46,457
KeyCorp	778,006	12,464
KKR & Co Inc	122,910	5,285
Lincoln National Corp	232,070	10,190
Markel Corp *	6,756	7,325
Marsh & McLennan Cos Inc	138,328	20,651
Moody's Corp	257,973	62,716
Morgan Stanley	311,935	24,646
MSCI Inc, Cl A	64,006	26,997
Navient Corp	263,511	3,871
PNC Financial Services Group Inc/The	36,433	5,444
Popular Inc	125,661	9,055
Progressive Corp/The	23,730	2,758
Prudential Financial Inc	17,700	1,518
Regions Financial Corp	599,114	12,024
S&P Global Inc	17,358	5,300
SLM Corp	230,135	3,220
Travelers Cos Inc/The	119,703	18,339
Truist Financial Corp	71,501	3,113
US Bancorp	113,960	4,595
Voya Financial Inc	156,840	9,489
Wells Fargo & Co	92,870	3,735

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Willis Towers Watson PLC	3,595	$722
Zions Bancorp NA	112,806	5,737
		537,264
Health Care — 16.4%
Abbott Laboratories	84,496	8,176
AbbVie Inc	92,048	12,354
AmerisourceBergen Corp, Cl A	137,635	18,626
Amgen Inc, Cl A	145,540	32,805
AstraZeneca PLC ADR	99,185	5,440
Becton Dickinson and Co	113,758	25,349
Biogen Inc *	23,794	6,353
Bristol-Myers Squibb Co	192,866	13,711
Cardinal Health Inc	36,074	2,405
Centene Corp *	30,902	2,405
Cigna Corp	27,340	7,586
CVS Health Corp	379,134	36,158
Edwards Lifesciences Corp, Cl A *	61,914	5,116
Elevance Health Inc	10,844	4,926
Eli Lilly & Co	89,501	28,940
Gilead Sciences Inc	120,443	7,430
HCA Healthcare Inc	109,165	20,063
Horizon Therapeutics Plc *	70,709	4,376
Humana Inc	11,818	5,734
IDEXX Laboratories Inc *	17,426	5,677
Intuitive Surgical Inc *	23,007	4,312
Johnson & Johnson	532,816	87,041
McKesson Corp	12,923	4,392
Medtronic PLC	186,190	15,035
Merck & Co Inc	563,613	48,538
Mettler-Toledo International Inc *	28,371	30,758
Novo Nordisk A/S ADR	53,634	5,344
Organon & Co	26,217	613
Perrigo Co PLC	47,323	1,688
Pfizer Inc	815,680	35,694
United Therapeutics Corp *	24,871	5,208
UnitedHealth Group Inc	167,008	84,346
Veeva Systems Inc, Cl A *	13,636	2,248
Vertex Pharmaceuticals Inc *	3,186	922
Zoetis Inc, Cl A	63,768	9,456
		589,225
Industrials — 9.0%
AerCap Holdings NV *	20,386	863
AGCO Corp	52,600	5,059
Alaska Air Group Inc *	317,367	12,425
Carlisle Cos Inc	6,137	1,721
Carrier Global Corp	357,041	12,696
Caterpillar Inc, Cl A	27,891	4,576
Chart Industries Inc *	31,418	5,792
Cummins Inc	8,214	1,672
Deere & Co	16,912	5,647
Delta Air Lines Inc, Cl A *	128,832	3,615

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eaton Corp PLC	42,685	$5,692
FedEx Corp	20,626	3,062
Fortive Corp	86,994	5,072
Graco Inc	542,313	32,512
GXO Logistics Inc *	547,989	19,213
Honeywell International Inc	61,532	10,274
Huntington Ingalls Industries Inc, Cl A	41,706	9,238
Illinois Tool Works Inc	47,481	8,577
Johnson Controls International plc	494,338	24,331
L3Harris Technologies Inc	25,220	5,242
Lockheed Martin Corp	19,019	7,347
ManpowerGroup Inc	18,167	1,175
Middleby Corp/The *	100,000	12,817
Northrop Grumman Corp	16,563	7,790
Oshkosh Corp	61,954	4,355
Otis Worldwide Corp	66,354	4,233
PACCAR Inc	43,000	3,599
Raytheon Technologies Corp	247,761	20,282
Republic Services Inc	20,519	2,791
Robert Half International Inc	25,692	1,965
Siemens AG ADR	170,436	8,343
Southwest Airlines Co, Cl A *	86,460	2,666
SPX Technologies *	105,452	5,823
Textron Inc	190,528	11,100
Timken Co/The	112,333	6,632
TransDigm Group Inc *	14,035	7,366
United Parcel Service Inc, Cl B	41,167	6,650
Waste Management Inc	18,232	2,921
WW Grainger Inc	64,211	31,411
		326,545
Information Technology — 21.1%
Adobe Inc *	132,912	36,577
Amphenol Corp, Cl A	104,624	7,006
Analog Devices Inc	101,656	14,165
Apple Inc	815,325	112,678
Applied Materials Inc	148,944	12,203
Arista Networks Inc *	90,886	10,260
ASML Holding NV, Cl G	11,193	4,649
Broadcom Inc	17,576	7,804
Cadence Design Systems Inc *	26,738	4,370
Cisco Systems Inc	498,298	19,932
Citrix Systems Inc	44,716	4,650
Cognizant Technology Solutions Corp, Cl A	8,912	512
Corning Inc, Cl B	177,573	5,153
Dolby Laboratories Inc, Cl A	48,189	3,140
Dropbox Inc, Cl A *	214,871	4,452
F5 Inc, Cl A *	39,620	5,734
Fair Isaac Corp *	2,421	998
Global Payments Inc	23,918	2,584
Hewlett Packard Enterprise Co	307,307	3,682
HP Inc	480,394	11,971
Intel Corp	570,596	14,704

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
International Business Machines Corp	6,932	$824
Intuit Inc	136,225	52,763
Juniper Networks Inc	31,547	824
Keysight Technologies Inc *	96,705	15,218
Lam Research Corp	10,701	3,917
Marvell Technology Inc	74,923	3,215
Mastercard Inc, Cl A	168,189	47,823
Microchip Technology Inc	558,584	34,090
Micron Technology Inc	156,515	7,841
Microsoft Corp	513,120	119,506
Motorola Solutions Inc	22,111	4,952
NetApp Inc	86,734	5,364
ON Semiconductor Corp *	14,704	917
Oracle Corp, Cl B	512,747	31,313
Paychex Inc	6,401	718
QUALCOMM Inc	67,431	7,618
Roper Technologies Inc	56,426	20,293
Salesforce Inc *	29,258	4,208
SAP SE ADR	178,714	14,521
Seagate Technology Holdings PLC	112,151	5,970
ServiceNow Inc *	12,293	4,642
Texas Instruments Inc	44,297	6,856
VeriSign Inc *	91,384	15,873
Visa Inc, Cl A	275,684	48,975
Vishay Intertechnology Inc	833,329	14,825
Western Digital Corp *	33,750	1,099
Zendesk Inc *	29,165	2,219
		763,608
Materials — 5.2%
Air Products and Chemicals Inc	80,839	18,814
Cabot Corp	83,951	5,364
Celanese Corp, Cl A	28,298	2,556
Corteva Inc	64,004	3,658
Dow Inc	162,912	7,157
DuPont de Nemours Inc	43,599	2,197
Eastman Chemical Co	165,233	11,740
Ecolab Inc	37,520	5,419
Huntsman Corp	531,983	13,055
Ingevity Corp *	14,131	857
International Paper Co	135,045	4,281
Linde PLC	123,959	33,418
LyondellBasell Industries NV, Cl A	74,826	5,633
Newmont Corp	61,509	2,585
O-I Glass Inc, Cl I *	451,358	5,845
Reliance Steel & Aluminum Co	11,055	1,928
Sherwin-Williams Co/The, Cl A	199,665	40,881
Steel Dynamics Inc	320,489	22,739
Sylvamo Corp	12,276	416
Westrock Co	27,405	846
		189,389

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Real Estate — 2.1%
American Tower Corp, Cl A ‡	101,757	$21,847
Brandywine Realty Trust ‡	24,300	164
CBRE Group Inc, Cl A *	41,173	2,780
Crown Castle Inc ‡	34,157	4,937
Equinix Inc ‡	1,986	1,130
Gaming and Leisure Properties Inc ‡	87,521	3,872
Healthpeak Properties Inc ‡	502,660	11,521
Invitation Homes Inc ‡	28,203	952
Omega Healthcare Investors Inc ‡	39,518	1,165
Public Storage ‡	7,645	2,239
Sabra Health Care REIT Inc ‡	317,033	4,159
SBA Communications Corp, Cl A ‡	18,373	5,230
Service Properties Trust ‡	532,589	2,764
VICI Properties Inc ‡	249,601	7,451
Welltower Inc ‡	70,223	4,517
		74,728
Utilities — 2.5%
Ameren Corp	64,109	5,164
American Electric Power Co Inc	57,553	4,976
CenterPoint Energy Inc	280,626	7,908
Constellation Energy Corp	59,660	4,963
Duke Energy Corp	171,577	15,960
Edison International	40,300	2,280
Exelon Corp	132,096	4,948
FirstEnergy Corp	132,356	4,897
National Fuel Gas Co	159,451	9,814
NextEra Energy Inc	192,725	15,112

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NiSource Inc	206,775	$5,209
PPL Corp	254,215	6,444
UGI Corp	29,973	969
Vistra Corp	40,284	846
		89,490
Total Common Stock
(Cost $1,506,119) ($ Thousands)		3,587,250

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, LP
2.930% **†(B)	28,544,554	28,547
Total Affiliated Partnership
(Cost $28,549) ($ Thousands)		28,547

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	21,653,573	21,654
Total Cash Equivalent
(Cost $21,654) ($ Thousands)		21,654
Total Investments in Securities — 100.8%
(Cost $1,556,322) ($ Thousands)		$3,637,451

A list of the open futures contracts held by the Fund at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	67	Dec-2022	$12,529	$12,065	$(464)
S&P Mid Cap 400 Index E-MINI	4	Dec-2022	897	883	(14)
			$13,426	$12,948	$(478)

Percentages are based on Net Assets of $3,610,298 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $26,824 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $28,547 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	3,587,250	–	–	3,587,250
Affiliated Partnership	–	28,547	–	28,547
Cash Equivalent	21,654	–	–	21,654
Total Investments in Securities	3,608,904	28,547	–	3,637,451

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(478)	–	–	(478)
Total Other Financial Instruments	(478)	–	–	(478)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed Large Cap Fund (Concluded)

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$21,438	$264,639	$(257,526)	$(2)	$(2)	$28,547	28,544,554	$48	$—
SEI Daily Income Trust, Government Fund, Cl F	28,361	501,004	(507,711)	—	—	21,654	21,653,573	134	1
Totals	$49,799	$765,643	$(765,237)	$(2)	$(2)	$50,201		$182	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

S&P 500 Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 99.7%
Communication Services — 8.0%
Activision Blizzard Inc	17,552	$1,305
Alphabet Inc, Cl A *	147,790	14,136
Alphabet Inc, Cl C *	132,135	12,705
AT&T Inc	175,617	2,694
Charter Communications Inc, Cl A *	2,732	829
Comcast Corp, Cl A	108,655	3,187
DISH Network Corp, Cl A *	6,238	86
Electronic Arts Inc	6,478	750
Fox Corp, Cl A	7,586	233
Fox Corp, Cl B	3,381	96
Interpublic Group of Cos Inc/The	9,601	246
Live Nation Entertainment Inc *	3,400	258
Lumen Technologies Inc	23,170	169
Match Group Inc *	6,900	329
Meta Platforms Inc, Cl A *	56,185	7,623
Netflix Inc *	10,959	2,580
News Corp, Cl A	9,775	148
News Corp, Cl B	3,000	46
Omnicom Group Inc	5,104	322
Paramount Global, Cl B	12,517	238
Take-Two Interactive Software Inc, Cl A *	3,900	425
T-Mobile US Inc *	14,800	1,986
Twitter Inc *	16,540	725
Verizon Communications Inc	103,513	3,930
Walt Disney Co/The *	44,924	4,238
Warner Bros Discovery Inc *	54,774	630
		59,914
Consumer Discretionary — 11.7%
Advance Auto Parts Inc	1,500	235
Amazon.com Inc, Cl A *	218,465	24,686
Aptiv PLC *	6,670	522
AutoZone Inc *	480	1,028
Bath & Body Works Inc	5,627	183
Best Buy Co Inc	4,954	314
Booking Holdings Inc *	979	1,609

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
BorgWarner Inc	5,753	$181
Caesars Entertainment Inc *	5,400	174
CarMax Inc *	3,900	257
Carnival Corp *	24,484	172
Chipotle Mexican Grill Inc, Cl A *	684	1,028
Darden Restaurants Inc	3,018	381
Dollar General Corp	5,581	1,339
Dollar Tree Inc *	5,154	701
Domino's Pizza Inc	895	278
DR Horton Inc	7,758	523
eBay Inc	13,549	499
Etsy Inc *	3,100	310
Expedia Group Inc *	3,755	352
Ford Motor Co	97,270	1,089
Garmin Ltd	3,771	303
General Motors Co	35,947	1,154
Genuine Parts Co	3,496	522
Hasbro Inc	3,196	215
Hilton Worldwide Holdings Inc	6,700	808
Home Depot Inc/The	25,363	6,999
Las Vegas Sands Corp *	8,200	308
Lennar Corp, Cl A	6,274	468
LKQ Corp	6,500	306
Lowe's Cos Inc	15,706	2,950
Marriott International Inc/MD, Cl A	6,824	956
McDonald's Corp	18,154	4,189
MGM Resorts International	8,100	241
Mohawk Industries Inc *	1,300	119
Newell Brands Inc, Cl B	9,455	131
NIKE Inc, Cl B	31,176	2,591
Norwegian Cruise Line Holdings Ltd *	10,700	122
NVR Inc *	78	311
O'Reilly Automotive Inc *	1,577	1,109
Pool Corp	972	309
PulteGroup Inc	5,699	214
Ralph Lauren Corp, Cl A	1,105	94
Ross Stores Inc	8,619	726
Royal Caribbean Cruises Ltd *	5,400	205
Starbucks Corp	28,304	2,385
Tapestry Inc	6,219	177
Target Corp, Cl A	11,428	1,696
Tesla Inc *	65,639	17,411
TJX Cos Inc/The	28,886	1,794
Tractor Supply Co	2,680	498
Ulta Beauty Inc *	1,247	500
VF Corp	7,965	238
Whirlpool Corp	1,312	177
Wynn Resorts Ltd *	2,529	159
Yum! Brands Inc	6,970	741
		86,987
Consumer Staples — 6.9%
Altria Group Inc	44,373	1,792

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Archer-Daniels-Midland Co	13,818	$1,112
Brown-Forman Corp, Cl B	4,565	304
Campbell Soup Co	4,884	230
Church & Dwight Co Inc	5,976	427
Clorox Co/The	3,042	391
Coca-Cola Co/The	95,948	5,375
Colgate-Palmolive Co	20,595	1,447
Conagra Brands Inc	11,765	384
Constellation Brands Inc, Cl A	3,907	897
Costco Wholesale Corp	10,931	5,162
Estee Lauder Cos Inc/The, Cl A	5,750	1,241
General Mills Inc	14,686	1,125
Hershey Co/The	3,612	796
Hormel Foods Corp	7,108	323
J M Smucker Co/The	2,653	365
Kellogg Co	6,267	437
Keurig Dr Pepper Inc	20,900	749
Kimberly-Clark Corp	8,303	934
Kraft Heinz Co/The	19,608	654
Kroger Co/The	16,036	702
Lamb Weston Holdings Inc	3,500	271
McCormick & Co Inc/MD	6,232	444
Molson Coors Beverage Co, Cl B	4,651	223
Mondelez International Inc, Cl A	33,720	1,849
Monster Beverage Corp *	9,354	813
PepsiCo Inc	33,979	5,547
Philip Morris International Inc	38,227	3,173
Procter & Gamble Co/The	58,872	7,433
Sysco Corp, Cl A	12,520	885
Tyson Foods Inc, Cl A	7,103	468
Walgreens Boots Alliance Inc	17,757	558
Walmart Inc	35,073	4,549
		51,060
Energy — 4.6%
APA Corp	8,031	275
Baker Hughes Co, Cl A	24,849	521
Chevron Corp	44,341	6,370
ConocoPhillips	31,408	3,214
Coterra Energy Inc	19,613	512
Devon Energy Corp	16,113	969
Diamondback Energy Inc, Cl A	4,151	500
EOG Resources Inc	14,407	1,610
EQT Corp	9,100	371
Exxon Mobil Corp	102,756	8,972
Halliburton Co	22,242	548
Hess Corp	6,875	749
Kinder Morgan Inc	48,382	805
Marathon Oil Corp	16,756	378
Marathon Petroleum Corp	12,258	1,218
Occidental Petroleum Corp	18,362	1,128
ONEOK Inc	11,009	564
Phillips 66	11,787	951

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Pioneer Natural Resources Co	5,866	$1,270
Schlumberger NV, Cl A	34,900	1,253
Valero Energy Corp	9,710	1,038
Williams Cos Inc/The	30,169	864
		34,080
Financials — 11.0%
Aflac Inc	14,234	800
Allstate Corp/The	6,659	829
American Express Co	14,795	1,996
American International Group Inc	18,835	894
Ameriprise Financial Inc	2,635	664
Aon PLC, Cl A	5,201	1,393
Arthur J Gallagher & Co	5,149	882
Assurant Inc	1,305	190
Bank of America Corp	172,209	5,201
Bank of New York Mellon Corp/The	18,099	697
Berkshire Hathaway Inc, Cl B *	44,445	11,868
BlackRock Inc	3,719	2,047
Brown & Brown Inc	5,800	351
Capital One Financial Corp	9,449	871
Cboe Global Markets Inc	2,600	305
Charles Schwab Corp/The	37,670	2,707
Chubb Ltd	10,301	1,874
Cincinnati Financial Corp	3,683	330
Citigroup Inc	47,698	1,988
Citizens Financial Group Inc	12,100	416
CME Group Inc, Cl A	8,812	1,561
Comerica Inc	3,192	227
Discover Financial Services	6,730	612
Everest Re Group Ltd	937	246
Eversource Energy	8,535	665
FactSet Research Systems Inc	950	380
Fifth Third Bancorp	16,911	541
First Republic Bank/CA	4,459	582
Franklin Resources Inc	7,038	152
Globe Life Inc	2,239	223
Goldman Sachs Group Inc/The	8,399	2,461
Hartford Financial Services Group Inc/The	7,986	495
Huntington Bancshares Inc/OH	35,514	468
Intercontinental Exchange Inc	13,805	1,247
Invesco Ltd	11,316	155
JPMorgan Chase & Co	72,274	7,553
KeyCorp	22,883	367
Lincoln National Corp	3,789	166
Loews Corp	4,762	237
M&T Bank Corp	4,334	764
MarketAxess Holdings Inc	956	213
Marsh & McLennan Cos Inc	12,259	1,830
MetLife Inc	16,539	1,005
Moody's Corp	3,871	941
Morgan Stanley	33,036	2,610
MSCI Inc, Cl A	1,984	837

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Nasdaq Inc, Cl A	8,377	$475
Northern Trust Corp	5,109	437
PNC Financial Services Group Inc/The	10,113	1,511
Principal Financial Group Inc, Cl A	5,757	415
Progressive Corp/The	14,385	1,672
Prudential Financial Inc	9,166	786
Raymond James Financial Inc	4,658	460
Regions Financial Corp	23,163	465
S&P Global Inc	8,405	2,566
Signature Bank/New York NY, Cl B	1,557	235
State Street Corp	9,045	550
SVB Financial Group, Cl B *	1,445	485
Synchrony Financial	11,963	337
T Rowe Price Group Inc	5,593	587
Travelers Cos Inc/The	5,856	897
Truist Financial Corp	32,706	1,424
US Bancorp	33,338	1,344
W R Berkley Corp	5,000	323
Wells Fargo & Co	93,467	3,759
Willis Towers Watson PLC	2,669	536
Zions Bancorp NA	3,686	188
		82,293
Health Care — 15.1%
Abbott Laboratories	43,112	4,172
AbbVie Inc	43,613	5,853
ABIOMED Inc *	1,100	270
Agilent Technologies Inc	7,315	889
Align Technology Inc *	1,786	370
AmerisourceBergen Corp, Cl A	3,696	500
Amgen Inc, Cl A	13,222	2,980
Baxter International Inc	12,335	664
Becton Dickinson and Co	7,021	1,564
Biogen Inc *	3,606	963
Bio-Rad Laboratories Inc, Cl A *	531	221
Bio-Techne Corp	963	273
Boston Scientific Corp *	35,276	1,366
Bristol-Myers Squibb Co	52,632	3,742
Cardinal Health Inc	6,759	451
Catalent Inc *	4,400	318
Centene Corp *	14,089	1,096
Charles River Laboratories International Inc *	1,260	248
Cigna Corp	7,543	2,093
Cooper Cos Inc/The, Cl A	1,204	318
CVS Health Corp	32,376	3,088
Danaher Corp, Cl A	16,155	4,173
DaVita Inc *	1,356	112
DENTSPLY SIRONA Inc	5,209	148
Dexcom Inc *	9,672	779
Edwards Lifesciences Corp, Cl A *	15,249	1,260
Elevance Health Inc	5,921	2,690
Eli Lilly & Co	19,462	6,293

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Gilead Sciences Inc	30,914	$1,907
HCA Healthcare Inc	5,339	981
Henry Schein Inc *	3,300	217
Hologic Inc *	6,200	400
Humana Inc	3,131	1,519
IDEXX Laboratories Inc *	2,023	659
Illumina Inc *	3,896	743
Incyte Corp *	4,500	300
Intuitive Surgical Inc *	8,807	1,651
IQVIA Holdings Inc *	4,596	833
Johnson & Johnson	64,789	10,584
Laboratory Corp of America Holdings	2,210	453
McKesson Corp	3,543	1,204
Medtronic PLC	32,779	2,647
Merck & Co Inc	62,414	5,375
Mettler-Toledo International Inc *	554	601
Moderna Inc *	8,300	981
Molina Healthcare Inc *	1,429	471
Organon & Co	6,317	148
PerkinElmer Inc	3,098	373
Pfizer Inc	138,301	6,052
Quest Diagnostics Inc	2,824	347
Regeneron Pharmaceuticals Inc *	2,644	1,821
ResMed Inc	3,609	788
STERIS PLC	2,445	407
Stryker Corp	8,326	1,686
Teleflex Inc	1,129	227
Thermo Fisher Scientific Inc	9,668	4,904
UnitedHealth Group Inc	23,086	11,659
Universal Health Services Inc, Cl B	1,600	141
Vertex Pharmaceuticals Inc *	6,327	1,832
Viatris Inc, Cl W *	29,757	254
Waters Corp *	1,472	397
West Pharmaceutical Services Inc	1,822	448
Zimmer Biomet Holdings Inc	5,174	541
Zoetis Inc, Cl A	11,545	1,712
		112,157
Industrials — 7.8%
3M Co	13,671	1,511
A O Smith Corp	3,100	151
Alaska Air Group Inc *	3,200	125
Allegion PLC	2,170	195
American Airlines Group Inc *	16,309	196
AMETEK Inc	5,600	635
Boeing Co/The *	13,735	1,663
Carrier Global Corp	20,731	737
Caterpillar Inc, Cl A	13,034	2,139
CH Robinson Worldwide Inc	3,005	289
Cintas Corp	2,082	808
Copart Inc *	5,300	564
CoStar Group Inc *	9,800	683
CSX Corp	52,799	1,407

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Cummins Inc	3,498	$712
Deere & Co	6,861	2,291
Delta Air Lines Inc, Cl A *	15,813	444
Dover Corp	3,537	412
Eaton Corp PLC	9,820	1,310
Emerson Electric Co	14,575	1,067
Equifax Inc	2,989	512
Expeditors International of Washington Inc	4,077	360
Fastenal Co, Cl A	14,218	655
FedEx Corp	5,911	878
Fortive Corp	8,787	512
Fortune Brands Home & Security Inc	3,227	173
Generac Holdings Inc *	1,554	277
General Dynamics Corp	5,544	1,176
General Electric Co	27,088	1,677
Honeywell International Inc	16,620	2,775
Howmet Aerospace Inc	9,078	281
Huntington Ingalls Industries Inc, Cl A	947	210
IDEX Corp	1,900	380
Illinois Tool Works Inc	6,965	1,258
Ingersoll Rand Inc	10,033	434
Jacobs Solutions Inc	3,162	343
JB Hunt Transport Services Inc	2,051	321
Johnson Controls International PLC	16,972	835
L3Harris Technologies Inc	4,709	979
Leidos Holdings Inc	3,343	292
Lockheed Martin Corp	5,828	2,251
Masco Corp	5,584	261
Nielsen Holdings PLC	9,000	250
Nordson Corp	1,300	276
Norfolk Southern Corp	5,786	1,213
Northrop Grumman Corp	3,580	1,684
Old Dominion Freight Line Inc, Cl A	2,244	558
Otis Worldwide Corp	10,350	660
PACCAR Inc	8,567	717
Parker-Hannifin Corp, Cl A	3,171	768
Pentair PLC	4,066	165
Quanta Services Inc	3,518	448
Raytheon Technologies Corp	36,428	2,982
Republic Services Inc	5,083	692
Robert Half International Inc	2,732	209
Rockwell Automation Inc	2,876	619
Rollins Inc	5,700	198
Snap-on Inc	1,307	263
Southwest Airlines Co, Cl A *	14,662	452
Stanley Black & Decker Inc	3,608	271
Textron Inc	5,207	303
Trane Technologies PLC	5,670	821
TransDigm Group Inc *	1,220	640
Union Pacific Corp	15,341	2,989
United Airlines Holdings Inc *	8,000	260
United Parcel Service Inc, Cl B	18,068	2,919

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
United Rentals Inc *	1,714	$463
Verisk Analytics Inc, Cl A	3,866	659
Waste Management Inc	9,228	1,478
Westinghouse Air Brake Technologies Corp	4,471	364
WW Grainger Inc	1,114	545
Xylem Inc/NY	4,400	384
		58,429
Information Technology — 26.2%
Accenture PLC, Cl A	15,608	4,016
Adobe Inc *	11,547	3,178
Advanced Micro Devices Inc *	39,825	2,523
Akamai Technologies Inc *	3,904	314
Amphenol Corp, Cl A	14,660	982
Analog Devices Inc	12,772	1,780
ANSYS Inc *	2,107	467
Apple Inc	372,279	51,449
Applied Materials Inc	21,441	1,757
Arista Networks Inc *	6,070	685
Autodesk Inc, Cl A *	5,355	1,000
Automatic Data Processing Inc	10,215	2,311
Broadcom Inc	9,951	4,418
Broadridge Financial Solutions Inc	2,884	416
Cadence Design Systems Inc *	6,751	1,103
CDW Corp/DE	3,347	522
Ceridian HCM Holding Inc *	3,500	196
Cisco Systems Inc	101,978	4,079
Citrix Systems Inc	3,042	316
Cognizant Technology Solutions Corp, Cl A	12,805	736
Corning Inc, Cl B	18,708	543
DXC Technology Co *	5,630	138
Enphase Energy Inc *	3,300	916
EPAM Systems Inc *	1,400	507
F5 Inc, Cl A *	1,460	211
Fidelity National Information Services Inc, Cl B	14,965	1,131
Fiserv Inc, Cl A *	15,772	1,476
FleetCor Technologies Inc *	1,829	322
Fortinet Inc *	16,190	795
Gartner Inc *	1,956	541
Global Payments Inc	6,783	733
Hewlett Packard Enterprise Co	31,891	382
HP Inc	22,572	563
Intel Corp	101,137	2,606
International Business Machines Corp	22,268	2,646
Intuit Inc	6,959	2,695
Jack Henry & Associates Inc	1,800	328
Juniper Networks Inc	7,900	206
Keysight Technologies Inc *	4,432	697
KLA Corp	3,477	1,052
Lam Research Corp	3,374	1,235
Mastercard Inc, Cl A	21,056	5,987
Microchip Technology Inc	13,613	831

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Micron Technology Inc	27,169	$1,361
Microsoft Corp	183,784	42,803
Monolithic Power Systems Inc	1,100	400
Motorola Solutions Inc	4,130	925
NetApp Inc	5,385	333
NortonLifeLock Inc	14,647	295
NVIDIA Corp	61,697	7,489
NXP Semiconductors NV	6,476	955
ON Semiconductor Corp *	10,700	667
Oracle Corp, Cl B	37,471	2,289
Paychex Inc	7,869	883
Paycom Software Inc *	1,159	382
PayPal Holdings Inc *	28,529	2,456
PTC Inc *	2,557	267
Qorvo Inc *	2,500	199
QUALCOMM Inc	27,632	3,122
Roper Technologies Inc	2,613	940
Salesforce Inc *	24,467	3,519
Seagate Technology Holdings PLC	4,800	256
ServiceNow Inc *	4,982	1,881
Skyworks Solutions Inc	3,916	334
SolarEdge Technologies Inc *	1,300	301
Synopsys Inc *	3,771	1,152
TE Connectivity Ltd	7,909	873
Teledyne Technologies Inc *	1,171	395
Teradyne Inc	3,815	287
Texas Instruments Inc	22,544	3,489
Trimble Inc *	6,100	331
Tyler Technologies Inc *	1,020	354
VeriSign Inc *	2,295	399
Visa Inc, Cl A	40,250	7,150
Western Digital Corp *	7,674	250
Zebra Technologies Corp, Cl A *	1,273	334
		195,860
Materials — 2.6%
Air Products and Chemicals Inc	5,466	1,272
Albemarle Corp	2,857	755
Amcor PLC	37,232	399
Avery Dennison Corp	1,964	320
Ball Corp	7,772	376
Celanese Corp, Cl A	2,452	221
CF Industries Holdings Inc	4,950	476
Corteva Inc	17,773	1,016
Dow Inc	17,706	778
DuPont de Nemours Inc	12,399	625
Eastman Chemical Co	3,020	215
Ecolab Inc	6,116	883
FMC Corp	3,100	328
Freeport-McMoRan Inc, Cl B	35,363	966
International Flavors & Fragrances Inc	6,326	575
International Paper Co	8,952	284
Linde PLC	12,296	3,315

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
LyondellBasell Industries NV, Cl A	6,274	$472
Martin Marietta Materials Inc, Cl A	1,519	489
Mosaic Co/The	8,509	411
Newmont Corp	19,625	825
Nucor Corp	6,427	688
Packaging Corp of America	2,300	258
PPG Industries Inc	5,805	643
Sealed Air Corp	3,528	157
Sherwin-Williams Co/The, Cl A	5,845	1,197
Vulcan Materials Co	3,249	512
Westrock Co	6,384	197
		18,653
Real Estate — 2.8%
Alexandria Real Estate Equities Inc ‡	3,660	513
American Tower Corp, Cl A ‡	11,497	2,468
AvalonBay Communities Inc ‡	3,428	631
Boston Properties Inc ‡	3,500	262
Camden Property Trust ‡	2,600	311
CBRE Group Inc, Cl A *	7,909	534
Crown Castle Inc ‡	10,664	1,541
Digital Realty Trust Inc, Cl A ‡	7,069	701
Duke Realty Corp ‡	9,600	463
Equinix Inc ‡	2,246	1,278
Equity Residential ‡	8,344	561
Essex Property Trust Inc ‡	1,621	393
Extra Space Storage Inc ‡	3,299	570
Federal Realty Investment Trust ‡	1,800	162
Healthpeak Properties Inc ‡	13,200	303
Host Hotels & Resorts Inc ‡	17,474	278
Invitation Homes Inc ‡	14,400	486
Iron Mountain Inc ‡	7,238	318
Kimco Realty Corp ‡	15,113	278
Mid-America Apartment Communities Inc ‡	2,840	440
Prologis Inc ‡	18,220	1,851
Public Storage ‡	3,887	1,138
Realty Income Corp ‡	14,900	867
Regency Centers Corp ‡	3,799	205
SBA Communications Corp, Cl A ‡	2,649	754
Simon Property Group Inc ‡	8,106	728
UDR Inc ‡	7,500	313
Ventas Inc *‡	9,832	395
VICI Properties Inc ‡	23,700	707
Vornado Realty Trust ‡	4,077	94
Welltower Inc ‡	11,300	727
Weyerhaeuser Co ‡	18,161	519
		20,789
Utilities — 3.0%
AES Corp/The	16,390	370
Alliant Energy Corp	6,200	329
Ameren Corp	6,353	512
American Electric Power Co Inc	12,615	1,091

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

S&P 500 Index Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
American Water Works Co Inc	4,476	$583
Atmos Energy Corp	3,400	346
CenterPoint Energy Inc	15,585	439
CMS Energy Corp	7,201	419
Consolidated Edison Inc	8,736	749
Constellation Energy Corp	8,051	670
Dominion Energy Inc	20,530	1,419
DTE Energy Co	4,770	549
Duke Energy Corp	18,991	1,767
Edison International	9,457	535
Entergy Corp	5,026	506
Evergy Inc	5,699	339
Exelon Corp	24,355	912
FirstEnergy Corp	13,323	493
NextEra Energy Inc	48,380	3,793
NiSource Inc	9,844	248
NRG Energy Inc	5,881	225
PG&E Corp *	39,700	496
Pinnacle West Capital Corp	2,849	184
PPL Corp	18,071	458
Public Service Enterprise Group Inc	12,330	693
Sempra Energy	7,745	1,161
Southern Co/The	26,219	1,783
WEC Energy Group Inc	7,771	695
Xcel Energy Inc	13,536	866
		22,630

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Total Common Stock
(Cost $238,817) ($ Thousands)		$742,852

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
2.930% **†(A)	685	1
Total Affiliated Partnership
(Cost $1) ($ Thousands)		1

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	2,986,115	2,986
Total Cash Equivalent
(Cost $2,986) ($ Thousands)		2,986
Total Investments in Securities — 100.1%
(Cost $241,804) ($ Thousands)		$745,839

A list of the open futures contracts held by the Fund at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	21	Dec-2022	$4,317	$3,782	$(535)

Percentages are based on Net Assets of $745,367 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $1 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	742,852	–	–	742,852
Affiliated Partnership	–	1	–	1
Cash Equivalent	2,986	–	–	2,986
Total Investments in Securities	745,838	1	–	745,839

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(535)	–	–	(535)
Total Other Financial Instruments	(535)	–	–	(535)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$103	$1,868	$(1,968)	$(3)	$1	$1	685	$—	$—
SEI Daily Income Trust, Government Fund, Cl F	7,294	73,213	(77,521)	—	—	2,986	2,986,115	13	—
Totals	$7,397	$75,081	$(79,489)	$(3)	$1	$2,987		$13	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.2%
Communication Services — 3.0%
Audacy Inc, Cl A *	338,940	$131
Cable One Inc	1,018	868
Cinemark Holdings Inc *	212,465	2,573
Cogent Communications Holdings Inc	19,012	992
IDT Corp, Cl B *	13,680	340
Integral Ad Science Holding Corp *	17,252	125
Iridium Communications Inc *	33,736	1,497
Liberty Latin America Ltd, Cl A *	34,460	213
Lions Gate Entertainment Corp, Cl A *	396,020	2,942
MediaAlpha Inc, Cl A *	36,506	319
Nexstar Media Group Inc, Cl A	11,595	1,935
PubMatic Inc, Cl A *	20,300	338
Shutterstock Inc	17,822	894
TEGNA Inc	25,768	533
Thryv Holdings Inc *	23,050	526
World Wrestling Entertainment Inc, Cl A	10,404	730
Ziff Davis Inc *	8,487	581
		15,537
Consumer Discretionary — 10.2%
Aaron's Co Inc/The	83,764	814
Academy Sports & Outdoors Inc	15,860	669
ADT Inc	83,000	622
Advance Auto Parts Inc	6,387	998
American Eagle Outfitters Inc	273,967	2,666
Beazer Homes USA Inc, Cl A *	44,788	433
Biglari Holdings Inc, Cl B *	1,926	223
Bloomin' Brands Inc	140,700	2,579
Bluegreen Vacations Holding Corp, Cl A	30,461	503
Bowlero Corp *(A)	46,000	566
Brinker International Inc *	120,565	3,012
Brunswick Corp/DE	17,490	1,145

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Buckle Inc/The	5,800	$184
Build-A-Bear Workshop Inc	9,420	126
Caleres Inc	20,370	493
Carter's Inc	16,616	1,089
Cavco Industries Inc *	2,934	604
Century Casinos Inc *	33,632	221
Chico's FAS Inc *	27,370	132
Churchill Downs Inc	7,134	1,314
Chuy's Holdings Inc *	14,373	333
Citi Trends Inc *	7,130	111
Container Store Group Inc/The *	33,377	164
Destination XL Group Inc *	174,216	944
Dick's Sporting Goods Inc	5,211	545
Domino's Pizza Inc	2,828	877
Dorman Products Inc *	13,904	1,142
Ethan Allen Interiors Inc	45,650	965
Express Inc *	97,700	106
Funko Inc, Cl A *	24,170	489
Goodyear Tire & Rubber Co/The *	48,899	493
H&R Block Inc	16,406	698
Haverty Furniture Cos Inc	34,149	850
Hibbett Inc	5,973	298
JAKKS Pacific Inc *	29,895	578
Kohl's Corp	27,970	703
Kura Sushi USA Inc, Cl A *	7,918	583
Latham Group Inc *	26,160	94
Lifetime Brands Inc	14,536	98
Light & Wonder Inc, Cl A *	9,390	403
Lovesac Co/The *	34,210	697
Marine Products Corp	14,288	121
MarineMax Inc *	6,130	183
MasterCraft Boat Holdings Inc *	30,100	567
Modine Manufacturing Co *	268,405	3,473
Monarch Casino & Resort Inc *	5,395	303
Monro Inc	22,764	989
Motorcar Parts of America *	10,530	160
Movado Group Inc	13,226	373
Murphy USA Inc	9,321	2,562
NEOGAMES SA *	21,190	273
Noodles & Co, Cl A *	31,075	146
OneWater Marine Inc, Cl A *	17,764	535
Oxford Industries Inc, Cl A	4,662	419
Pool Corp	2,712	863
Porch Group Inc *	173,380	390
Ruth's Hospitality Group Inc	47,270	797
Shoe Carnival Inc	23,518	504
Skyline Champion Corp *	9,961	527
Steven Madden Ltd	14,847	396
Superior Group of Cos Inc	9,028	80
Target Hospitality Corp *	70,105	885
Topgolf Callaway Brands Corp *	35,785	689
Travel + Leisure Co	28,817	983

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Unifi Inc *	2,424	$23
Urban Outfitters Inc *	112,780	2,216
Vista Outdoor Inc *	15,160	369
Vivint Smart Home Inc *	165,005	1,086
Wingstop Inc, Cl A	10,549	1,323
Winmark Corp	648	140
WW International Inc *	63,900	251
Xometry Inc, Cl A *	11,847	673
XPEL Inc *	7,300	470
YETI Holdings Inc *	9,647	275
		52,608
Consumer Staples — 3.4%
Cal-Maine Foods Inc	21,816	1,213
Casey's General Stores Inc	6,060	1,227
Celsius Holdings Inc *	10,484	951
elf Beauty Inc *	34,512	1,298
Fresh Market Inc *	19,578	—
Hain Celestial Group Inc/The *	16,734	283
Hostess Brands Inc, Cl A *	107,537	2,499
Ingles Markets Inc, Cl A	6,530	517
Ingredion Inc	15,880	1,279
Inter Parfums Inc	14,108	1,065
Lancaster Colony Corp	4,882	734
MGP Ingredients Inc	18,062	1,918
Natural Grocers by Vitamin Cottage Inc	32,460	350
Performance Food Group Co *	13,432	577
Post Holdings Inc *	8,575	702
TreeHouse Foods Inc *	32,608	1,383
Village Super Market Inc, Cl A	18,788	363
Vita Coco Co Inc/The *	40,500	461
Weis Markets Inc	7,650	545
		17,365
Energy — 9.2%
Alto Ingredients Inc *	142,485	519
Antero Resources Corp *	12,409	379
Arch Resources Inc	2,973	353
Berry Corp	125,085	938
Brigham Minerals Inc, Cl A	23,500	580
Bristow Group Inc *	23,720	557
Cactus Inc, Cl A	21,892	841
California Resources Corp	10,898	419
Centrus Energy Corp, Cl A *	34,404	1,410
ChampionX Corp	61,853	1,210
Chesapeake Energy Corp	5,011	472
Chord Energy	11,302	1,546
Civitas Resources Inc	14,411	827
Comstock Resources Inc *	30,000	519
Coterra Energy Inc	38,986	1,018
Crescent Point Energy Corp	65,426	403
Delek US Holdings Inc	168,478	4,572
DHT Holdings Inc	142,000	1,073

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Diamondback Energy Inc, Cl A	9,088	$1,095
Dorian LPG Ltd	12,010	163
Earthstone Energy Inc, Cl A *	62,790	774
Expro Group Holdings NV *	36,669	467
Golar LNG Ltd *	29,383	732
Helix Energy Solutions Group Inc *	68,430	264
Helmerich & Payne Inc	28,671	1,060
HF Sinclair Corp	65,582	3,531
International Seaways Inc	58,668	2,061
Liberty Energy Inc, Cl A *	45,091	572
Matador Resources Co	12,123	593
Murphy Oil Corp	14,600	513
New Fortress Energy Inc, Cl A	10,691	467
NexTier Oilfield Solutions Inc *	58,475	433
Northern Oil and Gas Inc	64,533	1,769
Oil States International Inc *	33,050	129
Par Pacific Holdings Inc *	32,536	534
Patterson-UTI Energy Inc	39,000	456
PBF Energy Inc, Cl A *	18,773	660
PDC Energy Inc, Cl A	21,643	1,251
Range Resources Corp	14,055	355
REX American Resources Corp *	34,989	977
RPC Inc	56,710	393
Scorpio Tankers Inc	29,576	1,243
Select Energy Services Inc, Cl A *	29,224	204
SFL Corp Ltd	127,942	1,166
Sitio Royalties Corp	36,015	796
SM Energy Co	15,800	594
Solaris Oilfield Infrastructure Inc, Cl A	100,716	943
Southwestern Energy Co *	356,934	2,184
Talos Energy Inc *	29,210	486
Teekay Tankers Ltd, Cl A *	44,129	1,215
TETRA Technologies Inc *	36,250	130
VAALCO Energy Inc	128,230	559
W&T Offshore Inc *	119,810	702
		47,107
Financials — 16.7%
1st Source Corp	8,269	383
AFC Gamma Inc ‡	12,310	188
Allegiance Bancshares Inc	8,140	339
Amalgamated Financial Corp	48,213	1,087
American Equity Investment Life Holding Co	103,275	3,851
Argo Group International Holdings Ltd	42,600	820
Arrow Financial Corp	5,539	160
AssetMark Financial Holdings Inc *	22,648	414
Atlanticus Holdings Corp *	21,406	561
BancFirst Corp	4,497	402
Bank of Marin Bancorp	9,639	289
Bank of NT Butterfield & Son Ltd/The	40,966	1,330
Bank OZK	35,018	1,385
BankUnited Inc	141,922	4,849
Bankwell Financial Group Inc	17,322	504

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bridgewater Bancshares Inc *	7,724	$127
Byline Bancorp Inc	12,540	254
Cambridge Bancorp	1,614	129
Capital Bancorp Inc	11,564	267
Capstar Financial Holdings Inc	9,866	183
Carter Bankshares Inc *	15,208	245
Cathay General Bancorp	18,158	698
Central Pacific Financial Corp	19,330	400
Chimera Investment Corp ‡	120,885	631
Civista Bancshares Inc	6,011	125
CNB Financial Corp/PA	5,880	139
CNO Financial Group Inc	174,717	3,140
Coastal Financial Corp/WA *	3,527	140
Cohen & Steers Inc	15,630	979
Community Trust Bancorp Inc	3,380	137
Crawford & Co, Cl A	22,240	128
CrossFirst Bankshares Inc *	24,550	320
CVB Financial Corp	48,125	1,219
Enova International Inc *	8,640	253
Equity Bancshares Inc, Cl A	5,280	156
Esquire Financial Holdings Inc	7,088	266
Essent Group Ltd	13,722	478
Evercore Inc, Cl A	5,075	418
FactSet Research Systems Inc	2,944	1,178
Farmers National Banc Corp	25,824	338
Financial Institutions Inc	15,449	372
First Bancshares Inc/The	5,003	149
First Commonwealth Financial Corp	153,047	1,965
First Community Bankshares Inc	17,640	565
First Financial Corp/IN	19,776	894
First Interstate BancSystem Inc, Cl A	65,101	2,627
First of Long Island Corp/The	12,271	212
FNB Corp/PA	275,820	3,199
Globe Life Inc	9,935	991
Great Southern Bancorp Inc	5,860	334
Hamilton Lane Inc, Cl A	15,746	939
Hanmi Financial Corp	23,660	560
HarborOne Bancorp Inc	16,352	219
HBT Financial Inc	19,240	349
Heritage Commerce Corp	79,153	898
Home BancShares Inc/AR	62,752	1,413
HomeTrust Bancshares Inc	12,200	270
Hope Bancorp Inc	34,174	432
Independent Bank Corp/MI	25,550	488
Investar Holding Corp	26,506	527
Kinsale Capital Group Inc	3,615	923
Lakeland Bancorp Inc	31,590	506
LendingTree Inc *	5,810	139
Macatawa Bank Corp	18,306	170
Mercantile Bank Corp	12,752	379
Merchants Bancorp/IN	21,630	499
Metrocity Bankshares Inc	11,856	233

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Metropolitan Bank Holding Corp *	13,490	$868
MGIC Investment Corp	66,493	852
Morningstar Inc, Cl A	4,234	899
National Western Life Group Inc, Cl A	750	128
Nicolet Bankshares Inc *	7,009	494
NMI Holdings Inc, Cl A *	33,720	687
Northfield Bancorp Inc	13,194	189
OFG Bancorp	94,118	2,365
Old National Bancorp/IN, Cl A	211,068	3,476
Oppenheimer Holdings Inc, Cl A	24,720	766
Origin Bancorp Inc	4,080	157
Orrstown Financial Services Inc	12,962	310
PacWest Bancorp	30,721	694
Palomar Holdings Inc, Cl A *	8,300	695
PCSB Financial Corp	15,800	283
Peapack-Gladstone Financial Corp	9,550	321
Peoples Bancorp Inc/OH	6,720	194
Peoples Financial Services Corp	5,744	269
Pinnacle Financial Partners Inc	18,347	1,488
Popular Inc	15,238	1,098
Preferred Bank/Los Angeles CA	9,461	617
Primerica Inc	6,845	845
Prosperity Bancshares Inc	17,213	1,148
Provident Bancorp Inc	18,986	272
Pzena Investment Management Inc, Cl A	53,995	512
QCR Holdings Inc	5,497	280
RBB Bancorp	20,540	427
Regional Management Corp	25,347	711
Renasant Corp	18,763	587
Republic First Bancorp Inc *	55,140	156
S&T Bancorp Inc	21,003	616
ServisFirst Bancshares Inc	7,158	573
South Plains Financial Inc	4,763	131
Southern Missouri Bancorp Inc	4,691	239
SouthState Corp	13,074	1,034
Stellar Bancorp Inc	28,575	836
StepStone Group Inc, Cl A	14,875	365
StoneX Group Inc *	14,572	1,209
TrustCo Bank Corp NY	11,770	370
Umpqua Holdings Corp	207,233	3,542
Universal Insurance Holdings Inc	78,315	771
Univest Financial Corp	52,365	1,230
Washington Federal Inc	21,161	634
Western Alliance Bancorp	24,047	1,581
Wintrust Financial Corp	21,229	1,731
		85,812
Health Care — 15.2%
2seventy bio Inc *	14,580	212
Acadia Healthcare Co Inc, Cl A *	10,979	858
Accolade Inc *	11,960	137
Aerie Pharmaceuticals Inc *	44,450	672
Agenus Inc *	475,819	975

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Akero Therapeutics Inc *	20,600	$701
Alector Inc *	111,680	1,056
Alignment Healthcare Inc *	37,000	438
Alkermes PLC *	20,466	457
Altimmune Inc *	26,500	338
ALX Oncology Holdings Inc *	76,127	729
Amedisys Inc *	9,426	912
Amicus Therapeutics Inc *	41,170	430
AMN Healthcare Services Inc *	27,999	2,967
Amneal Pharmaceuticals Inc *	61,270	124
Amphastar Pharmaceuticals Inc *	20,175	567
Anika Therapeutics Inc *	6,780	161
Apellis Pharmaceuticals Inc *	22,397	1,530
Arcellx Inc *	34,451	647
Arcturus Therapeutics Holdings Inc *	10,257	152
Atea Pharmaceuticals Inc *	82,770	471
Avanos Medical Inc *	21,500	468
Avidity Biosciences Inc *	6,140	100
Axonics Inc *	19,573	1,379
Axsome Therapeutics Inc *	11,454	511
BioLife Solutions Inc *	15,540	354
Brookdale Senior Living Inc, Cl A *	31,138	133
Cara Therapeutics Inc *	47,870	448
Castle Biosciences Inc *	10,150	265
Catalyst Pharmaceuticals Inc *	124,904	1,602
Chemed Corp	3,055	1,334
Chinook Therapeutics Inc *	30,204	594
CinCor Pharma Inc *	15,872	521
Co-Diagnostics Inc *	157,107	504
Cogent Biosciences Inc *	49,785	743
Collegium Pharmaceutical Inc *	75,660	1,212
Computer Programs and Systems Inc *	10,660	297
Concert Pharmaceuticals Inc *	141,325	947
Corcept Therapeutics Inc *	25,021	642
Cross Country Healthcare Inc *	20,161	572
CTI BioPharma Corp *	71,728	417
Cytokinetics Inc *	19,502	945
Deciphera Pharmaceuticals Inc *	38,771	717
Denali Therapeutics Inc *	21,553	661
Encompass Health Corp	46,723	2,113
Ensign Group Inc/The	19,969	1,588
Envista Holdings Corp *	28,267	927
Evolent Health Inc, Cl A *	21,085	758
Generation Bio Co *	35,081	186
Gossamer Bio Inc *	49,617	594
Haemonetics Corp *	12,046	892
HealthEquity Inc *	12,442	836
HealthStream Inc *	28,353	603
Heron Therapeutics Inc *	64,380	272
Inhibrx Inc *	28,440	510
Innoviva Inc *	32,903	382
Inspire Medical Systems Inc *	2,208	392

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Integra LifeSciences Holdings Corp *	24,191	$1,025
Intra-Cellular Therapies Inc, Cl A *	9,809	456
Invitae Corp *	99,246	244
Ionis Pharmaceuticals Inc *	12,945	573
iRadimed Corp	4,601	138
iRhythm Technologies Inc *	3,553	445
iTeos Therapeutics Inc *	43,940	837
IVERIC bio Inc *	38,500	691
Karuna Therapeutics Inc *	3,954	889
Karyopharm Therapeutics Inc *	24,890	136
Kiniksa Pharmaceuticals Ltd, Cl A *	38,672	497
Kodiak Sciences Inc *	60,710	470
Krystal Biotech Inc *	8,499	592
Lantheus Holdings Inc *	25,683	1,806
LeMaitre Vascular Inc	28,387	1,439
Merit Medical Systems Inc *	11,318	640
Mersana Therapeutics Inc *	132,580	896
Mirum Pharmaceuticals Inc *	9,345	196
Morphic Holding Inc *	4,860	138
Neurocrine Biosciences Inc *	6,090	647
Nurix Therapeutics Inc *	28,810	375
NuVasive Inc *	15,581	683
Ocular Therapeutix Inc *	128,116	532
OptimizeRx Corp *	37,655	558
Option Care Health Inc *	49,242	1,550
Organogenesis Holdings Inc, Cl A *	186,605	605
Perrigo Co PLC	6,803	243
Pliant Therapeutics Inc *	26,340	550
PMV Pharmaceuticals Inc *	14,500	173
Praxis Precision Medicines Inc *	55,370	126
Precigen Inc *	256,330	543
Prestige Consumer Healthcare Inc, Cl A *	46,136	2,299
Privia Health Group Inc *	40,948	1,395
PROCEPT BioRobotics Corp *	12,796	530
Prometheus Biosciences Inc *	11,300	667
Protagonist Therapeutics Inc *	40,220	339
Prothena Corp PLC *	11,192	679
PTC Therapeutics Inc *	14,160	711
Quest Diagnostics Inc	8,894	1,091
RAPT Therapeutics Inc *	5,520	133
Revance Therapeutics Inc *	22,500	607
Rhythm Pharmaceuticals Inc *	25,133	616
Rigel Pharmaceuticals Inc *	131,166	155
Sana Biotechnology Inc *	75,620	454
Sangamo Therapeutics Inc *	30,460	149
Sarepta Therapeutics Inc *	5,714	632
Seer Inc, Cl A *	24,000	186
Sensus Healthcare Inc *	54,234	680
Seres Therapeutics Inc *	31,940	205
Shockwave Medical Inc *	7,176	1,995
STAAR Surgical Co *	6,162	435
STERIS PLC	7,311	1,216

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Stoke Therapeutics Inc *	10,924	$140
Sutro Biopharma Inc *	32,507	180
Tactile Systems Technology Inc *	47,220	368
TG Therapeutics Inc *	58,690	347
TransMedics Group Inc *	14,672	612
Trevi Therapeutics Inc *	82,619	127
US Physical Therapy Inc	8,274	629
Utah Medical Products Inc	2,416	206
Vanda Pharmaceuticals Inc *	17,800	176
Ventyx Biosciences Inc *(A)	15,300	534
Viemed Healthcare Inc *	77,886	467
Voyager Therapeutics Inc *	77,744	460
Zimvie Inc *	44,448	439
		78,505
Industrials — 18.4%
AAON Inc	9,110	491
ABM Industries Inc	107,054	4,093
ACCO Brands Corp	548,041	2,685
Air Lease Corp, Cl A	29,838	925
Allison Transmission Holdings Inc	34,359	1,160
Alta Equipment Group Inc	44,588	491
Altra Industrial Motion Corp	45,989	1,546
API Group Corp *	25,317	336
Applied Industrial Technologies Inc, Cl A	7,200	740
Arcosa Inc	12,400	709
Argan Inc	16,477	530
Array Technologies Inc *	30,600	507
AZEK Co Inc/The, Cl A *	35,617	592
Barrett Business Services Inc	5,833	455
Booz Allen Hamilton Holding Corp, Cl A	11,850	1,094
Brady Corp, Cl A	12,500	522
BWX Technologies Inc, Cl W	40,723	2,051
CACI International Inc, Cl A *	4,565	1,192
Carlisle Cos Inc	4,160	1,167
Casella Waste Systems Inc, Cl A *	8,474	647
CBIZ Inc *	29,111	1,245
CECO Environmental Corp *	76,554	677
Chart Industries Inc *	4,916	906
CIRCOR International Inc *	25,215	416
Clean Harbors Inc *	20,648	2,271
Comfort Systems USA Inc	7,386	719
Costamare Inc	39,644	355
CRA International Inc	12,466	1,106
CSW Industrials Inc	4,879	585
Daseke Inc *	98,404	532
Ducommun Inc *	7,899	313
Dycom Industries Inc *	12,050	1,151
Eagle Bulk Shipping Inc	7,710	333
EMCOR Group Inc	13,087	1,511
Energy Recovery Inc *	24,000	522
Enerpac Tool Group Corp, Cl A	22,943	409
Ennis Inc	22,670	456

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Enovix Corp *	23,500	$431
EnPro Industries Inc	11,914	1,012
First Advantage Corp *	31,890	409
Fluence Energy Inc, Cl A *	30,000	438
Forrester Research Inc *	23,622	851
Forward Air Corp	6,001	542
Franklin Covey Co *	22,442	1,019
Gates Industrial Corp PLC *	56,352	550
GATX Corp	5,381	458
Genco Shipping & Trading Ltd	33,117	415
GFL Environmental Inc	42,794	1,082
Global Industrial Co	19,568	525
GMS Inc *	14,867	595
Griffon Corp	46,088	1,361
H&E Equipment Services Inc	16,515	468
Harsco Corp *	36,576	137
Heartland Express Inc	79,530	1,138
Heidrick & Struggles International Inc	16,326	424
Heritage-Crystal Clean Inc *	34,276	1,014
Hexcel Corp, Cl A	15,166	784
Hillenbrand Inc	19,666	722
Hub Group Inc, Cl A *	9,372	646
Hudson Technologies Inc *	154,703	1,137
Huntington Ingalls Industries Inc, Cl A	5,048	1,118
Huron Consulting Group Inc *	42,478	2,814
ICF International Inc, Cl A	5,900	643
Infrastructure and Energy Alternatives Inc *	72,766	985
Insperity Inc, Cl A	18,954	1,935
Insteel Industries Inc	16,740	444
Interface Inc, Cl A	20,583	185
ITT Inc	17,010	1,111
Kadant Inc	2,664	444
Kelly Services Inc, Cl A	24,618	335
Kennametal Inc	18,141	373
Kimball International Inc, Cl B	55,988	352
Korn Ferry	18,880	886
Landstar System Inc	7,682	1,109
LSI Industries Inc	76,000	584
Marten Transport Ltd	65,296	1,251
Masonite International Corp *	11,244	802
Matthews International Corp, Cl A	28,414	637
McGrath RentCorp	8,419	706
MRC Global Inc *	55,464	399
Mueller Industries Inc	22,095	1,313
Nordson Corp	4,527	961
NOW Inc *	53,000	533
PAM Transportation Services Inc *	6,904	214
Park Aerospace Corp	10,845	120
PGT Innovations Inc *	28,400	595
Quanex Building Products Corp	46,533	845
Radiant Logistics Inc *	130,025	740
RBC Bearings Inc *	2,650	551

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
RCM Technologies Inc *	2,752	$46
Regal Rexnord Corp	15,136	2,124
Resources Connection Inc	91,625	1,656
Rush Enterprises Inc, Cl A	14,561	639
Safe Bulkers Inc	269,660	666
Simpson Manufacturing Co Inc	6,105	479
SP Plus Corp *	35,969	1,127
Standex International Corp	21,627	1,766
Sterling Infrastructure Inc *	21,990	472
SunPower Corp, Cl A *	25,500	588
Sunrun Inc *	17,500	483
Terex Corp	28,058	834
Tetra Tech Inc	9,132	1,174
Titan Machinery Inc *	29,244	826
TPI Composites Inc *	26,670	301
TriNet Group Inc *	5,597	399
TrueBlue Inc *	20,210	386
UFP Industries Inc	20,699	1,494
UniFirst Corp/MA	5,214	877
Universal Logistics Holdings Inc	8,740	277
V2X Inc *	13,330	472
Valmont Industries Inc	6,995	1,879
WESCO International Inc *	9,971	1,190
		94,738
Information Technology — 13.0%
8x8 Inc *	142,560	492
A10 Networks Inc	39,689	527
ACI Worldwide Inc *	22,872	478
Aehr Test Systems *	41,424	584
Agilysys Inc *	23,244	1,287
Alkami Technology Inc *	58,811	885
Alpha & Omega Semiconductor Ltd *	14,970	460
AudioCodes Ltd	39,811	868
Aviat Networks Inc *	15,520	425
AvidXchange Holdings Inc *	18,800	158
Axcelis Technologies Inc *	16,685	1,010
AXT Inc *	119,982	804
Bel Fuse Inc, Cl B	25,876	653
Belden Inc	36,003	2,161
Box Inc, Cl A *	26,101	637
Broadridge Financial Solutions Inc	6,924	999
Calix Inc *	23,073	1,411
Cantaloupe Inc *	38,240	133
Cass Information Systems Inc	11,720	407
Clearfield Inc *	9,977	1,044
Cognex Corp	14,623	606
CommScope Holding Co Inc *	61,000	562
CSG Systems International Inc	12,083	639
CTS Corp	15,980	666
Diebold Nixdorf Inc *	106,140	259
Digi International Inc *	28,982	1,002
Diodes Inc *	6,500	422

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
eGain Corp *	76,857	$565
EngageSmart Inc *	34,000	703
Entegris Inc	8,382	696
ExlService Holdings Inc *	15,736	2,319
Extreme Networks Inc *	51,380	671
Fabrinet *	12,105	1,156
Grid Dynamics Holdings Inc *	32,470	608
Hackett Group Inc/The	49,277	873
Harmonic Inc, Cl A *	157,250	2,055
I3 Verticals Inc, Cl A *	8,772	176
Impinj Inc *	7,398	592
Instructure Holdings Inc *	21,000	468
International Money Express Inc *	79,303	1,807
Jack Henry & Associates Inc	6,337	1,155
Kulicke & Soffa Industries Inc	25,576	985
Lattice Semiconductor Corp *	9,044	445
Littelfuse Inc	4,937	981
Lumentum Holdings Inc *	24,933	1,710
MACOM Technology Solutions Holdings Inc *	18,901	979
MaxLinear Inc, Cl A *	12,540	409
Mitek Systems Inc *	15,216	139
Napco Security Technologies Inc *	40,221	1,170
National Instruments Corp	27,567	1,040
Onto Innovation Inc *	9,143	586
Payoneer Global Inc *	94,000	569
PC Connection Inc	21,707	979
PDF Solutions Inc *	22,690	557
Photronics Inc *	274,901	4,019
Power Integrations Inc	16,217	1,043
Qualys Inc *	10,366	1,445
Rambus Inc *	25,397	646
Sanmina Corp *	15,484	713
ScanSource Inc *	5,410	143
ShotSpotter Inc *	17,701	509
Silicon Motion Technology Corp ADR	28,690	1,870
SPS Commerce Inc *	4,521	562
Super Micro Computer Inc *	91,386	5,033
Tenable Holdings Inc *	11,405	397
TTEC Holdings Inc	15,912	705
TTM Technologies Inc *	30,437	401
Universal Display Corp	8,717	822
Veeco Instruments Inc *	16,224	297
Verra Mobility Corp, Cl A *	36,000	553
Viant Technology Inc, Cl A *	30,650	129
Viavi Solutions Inc *	95,552	1,247
Vishay Intertechnology Inc	65,445	1,164
Vishay Precision Group Inc *	32,870	973
		66,643
Materials — 5.1%
Alamos Gold Inc, Cl A	64,558	478
Alpha Metallurgical Resources Inc	4,496	615

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Vanguard Corp, Cl B	13,290	$248
Aspen Aerogels Inc *	48,100	443
ATI Inc *	19,529	520
Axalta Coating Systems Ltd *	30,812	649
Balchem Corp	5,593	680
Cabot Corp	23,023	1,471
Century Aluminum Co *	45,599	241
Chase Corp	6,220	520
Clearwater Paper Corp *	14,700	553
Commercial Metals Co, Cl A	91,773	3,256
Element Solutions Inc	51,904	844
Graphic Packaging Holding Co	22,801	450
Hawkins Inc	5,214	203
Haynes International Inc	9,500	334
Ingevity Corp *	21,797	1,322
Innospec Inc	12,873	1,103
Kronos Worldwide Inc	22,587	211
Livent Corp *	72,212	2,213
LSB Industries Inc *	33,810	482
Materion Corp	13,083	1,047
O-I Glass Inc, Cl I *	89,618	1,161
Olympic Steel Inc	17,626	402
Quaker Chemical Corp	5,092	735
Rayonier Advanced Materials Inc *	66,490	209
Reliance Steel & Aluminum Co	6,652	1,160
Ryerson Holding Corp	52,461	1,350
Sensient Technologies Corp	7,200	499
Silgan Holdings Inc	10,361	436
SunCoke Energy Inc	156,130	907
Tredegar Corp	20,970	198
Valvoline Inc	31,721	804
Warrior Met Coal Inc	16,443	468
		26,212
Real Estate — 2.2%
Armada Hoffler Properties Inc ‡	52,795	548
Ashford Hospitality Trust Inc *‡	25,110	171
BRT Apartments Corp ‡	27,900	567
Corporate Office Properties Trust ‡	35,694	829
Douglas Elliman Inc ‡	136,069	558
eXp World Holdings Inc ‡(A)	59,813	670
Farmland Partners Inc ‡	31,875	404
Forestar Group Inc *‡	27,142	304
Independence Realty Trust Inc ‡	24,415	408
Kennedy-Wilson Holdings Inc ‡	60,649	938
National Storage Affiliates Trust ‡	25,445	1,058
Newmark Group Inc, Cl A ‡	85,944	693
NexPoint Residential Trust Inc ‡	20,153	931
Outfront Media Inc ‡	24,590	373
RMR Group Inc/The, Cl A ‡	9,710	230
Ryman Hospitality Properties Inc ‡	6,625	488
STAG Industrial Inc ‡	41,420	1,178
Terreno Realty Corp ‡	18,300	970

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Urstadt Biddle Properties Inc, Cl A ‡	11,050	$171
		11,489
Utilities — 1.8%
Algonquin Power & Utilities Corp (A)	95,994	1,047
Altus Power Inc, Cl A *	45,616	502
Artesian Resources Corp, Cl A	11,000	530
Avista Corp	14,500	537
Black Hills Corp, Cl A	13,218	895
Chesapeake Utilities Corp	4,500	519
Clearway Energy Inc, Cl C	19,700	628
IDACORP Inc, Cl A	10,543	1,044
Otter Tail Corp	10,435	642
Portland General Electric Co	36,071	1,568
Southwest Gas Holdings Inc	6,165	430
Spire Inc	9,544	595
Unitil Corp	4,414	205
Via Renewables Inc, Cl A	39,118	270
		9,412
Total Common Stock
(Cost $479,103) ($ Thousands)		505,428

EXCHANGE TRADED FUND — 0.2%
iShares Russell 2000 Value ETF	6,165	795
Total Exchange Traded Fund
(Cost $922) ($ Thousands)		795

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, LP
2.930% **†(B)	2,751,608	2,751
Total Affiliated Partnership
(Cost $2,751) ($ Thousands)		2,751

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	9,049,978	9,050
Total Cash Equivalent
(Cost $9,050) ($ Thousands)		9,050
Total Investments in Securities — 100.7%
(Cost $491,826) ($ Thousands)		$518,024

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Percentages are based on Net Assets of $514,514 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $2,695 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $2,751 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	505,428	–	–	505,428
Exchange Traded Fund	795	–	–	795
Affiliated Partnership	–	2,751	–	2,751
Cash Equivalent	9,050	–	–	9,050
Total Investments in Securities	515,273	2,751	–	518,024

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$15,536	$79,920	$(92,703)	$—	$(2)	$2,751	2,751,608	$88	$—
SEI Daily Income Trust, Government Fund, Cl F	6,482	161,700	(159,132)	—	—	9,050	9,049,978	61	—
Totals	$22,018	$241,620	$(251,835)	$—	$(2)	$11,801		$149	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Value Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.
Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.1%
Communication Services — 5.5%
Advantage Solutions Inc *	22,958	$49
AMC Networks Inc, Cl A *	19,791	402
Cars.com Inc *	39,027	449
Cinemark Holdings Inc *	157,758	1,910
EchoStar Corp, Cl A *	11,616	191
Entravision Communications Corp, Cl A	19,713	78
IDT Corp, Cl B *	1,416	35
John Wiley & Sons Inc, Cl A	68,811	2,585
Lions Gate Entertainment Corp, Cl A *	294,060	2,185
Nexstar Media Group Inc, Cl A	39,765	6,635
Scholastic Corp, Cl B	8,400	258
Telephone and Data Systems Inc	28,539	397
Yelp Inc, Cl A *	4,612	156
Ziff Davis Inc *	57,604	3,945
		19,275
Consumer Discretionary — 11.4%
Aaron's Co Inc/The	33,061	321
American Axle & Manufacturing Holdings Inc *	75,586	516
American Eagle Outfitters Inc	167,340	1,628
Big 5 Sporting Goods Corp (A)	6,921	74
Big Lots Inc	10,250	160
Biglari Holdings Inc, Cl B *	325	38
Bloomin' Brands Inc	104,472	1,915
Bluegreen Vacations Holding Corp, Cl A	3,502	58
Brinker International Inc *	89,522	2,236
Carriage Services Inc, Cl A	14,603	470
Carter's Inc	8,930	585
Cato Corp/The, Cl A	6,012	57
Chico's FAS Inc *	18,449	89
Dana Inc	55,012	629
Dick's Sporting Goods Inc	8,306	869
Duluth Holdings, Cl B *	3,586	25
Ethan Allen Interiors Inc	10,639	225

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fossil Group Inc *	13,698	$47
Genesco Inc *	9,533	375
G-III Apparel Group Ltd *	22,602	338
Goodyear Tire & Rubber Co/The *	83,417	842
GoPro Inc, Cl A *	4,827	24
Group 1 Automotive Inc	8,276	1,182
Guess?, Cl 3	26,500	389
H&R Block Inc	43,265	1,841
Harley-Davidson Inc, Cl A	14,447	504
Haverty Furniture Cos Inc	28,221	703
Helen of Troy Ltd *	9,645	930
KB Home	22,601	586
Kohl's Corp	21,105	531
La-Z-Boy Inc, Cl Z	31,318	707
Leslie's Inc *	136,139	2,003
Lithia Motors Inc, Cl A	14,027	3,009
Macy's Inc	25,524	400
MarineMax Inc *	6,250	186
MDC Holdings Inc	26,574	729
Meritage Homes Corp *	13,132	923
Modine Manufacturing Co *	191,612	2,479
Movado Group Inc	4,365	123
Murphy USA Inc	3,955	1,087
ODP Corp/The *	19,312	679
Perdoceo Education Corp *	21,965	226
Qurate Retail Inc *	103,000	207
Rent-A-Center Inc/TX	13,237	232
Sally Beauty Holdings Inc *	55,179	695
Shoe Carnival Inc	1,654	35
Signet Jewelers Ltd	11,820	676
Sleep Number Corp *	5,412	183
Smith & Wesson Brands Inc	15,147	157
Sonic Automotive Inc, Cl A	24,477	1,060
Taylor Morrison Home Corp, Cl A *	31,342	731
Tri Pointe Homes Inc *	85,724	1,295
Tupperware Brands Corp *	32,337	212
Universal Technical Institute Inc *	7,000	38
Urban Outfitters Inc *	65,488	1,287
Victoria's Secret & Co *	66,104	1,925
Vista Outdoor Inc *	2,670	65
Winnebago Industries	3,400	181
Zumiez Inc *	5,830	125
		39,842
Consumer Staples — 3.1%
Coca-Cola Consolidated Inc	2,124	874
Edgewell Personal Care Co	27,671	1,035
Energizer Holdings Inc	24,109	606
Herbalife Nutrition Ltd *	22,586	449
Ingles Markets Inc, Cl A	17,344	1,374
Ingredion Inc	9,967	802
Nature's Sunshine Products Inc *	3,728	31
Nu Skin Enterprises Inc, Cl A	14,650	489

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SpartanNash Co	30,212	$877
Spectrum Brands Holdings Inc	44,473	1,736
Sprouts Farmers Market Inc *	50,779	1,409
TreeHouse Foods Inc *	9,087	385
Village Super Market Inc, Cl A	15,136	293
Weis Markets Inc	4,645	331
		10,691
Energy — 7.7%
Arch Resources Inc	1,465	174
Bristow Group Inc *	7,575	178
California Resources Corp	10,898	419
Chord Energy	10,295	1,408
Comstock Resources Inc	65,620	1,135
CONSOL Energy Inc *	1,178	76
Crescent Point Energy Corp	50,731	312
Delek US Holdings Inc	109,297	2,966
DHT Holdings Inc	40,688	308
Dorian LPG Ltd	1,281	17
DT Midstream Inc	66,147	3,432
HF Sinclair Corp	81,907	4,410
Magnolia Oil & Gas Corp, Cl A	131,080	2,597
Murphy Oil Corp	23,067	811
National Energy Services Reunited Corp *	56,063	333
PBF Energy Inc, Cl A	13,334	469
PDC Energy Inc, Cl A	28,830	1,666
REX American Resources Corp *	4,644	130
SFL Corp Ltd	69,620	634
Southwestern Energy Co *	263,061	1,610
Viper Energy Partners LP	52,530	1,505
W&T Offshore Inc *	187,840	1,101
World Fuel Services Corp	39,870	934
		26,625
Financials — 24.7%
Amalgamated Financial Corp	4,384	99
American Equity Investment Life Holding Co	80,358	2,997
Apollo Commercial Real Estate Finance Inc ‡	28,013	232
Arbor Realty Trust Inc ‡	69,936	804
Argo Group International Holdings Ltd	32,482	626
Associated Banc-Corp	75,924	1,525
Assured Guaranty Ltd	10,362	502
Axis Capital Holdings Ltd	15,974	785
B Riley Financial Inc	12,282	547
Banco Latinoamericano de Comercio Exterior SA, Cl E	40,533	529
Bank OZK	26,052	1,031
BankUnited Inc	71,766	2,452
Bankwell Financial Group Inc	1,565	46
Banner Corp	10,029	592
Bar Harbor Bankshares	4,295	114
BCB Bancorp Inc	4,000	67

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BGC Partners Inc, Cl A	611,888	$1,921
Blue Ridge Bankshares Inc	5,776	73
Business First Bancshares Inc	5,863	126
Camden National Corp	21,470	915
Capital Bancorp Inc	2,753	64
Capstar Financial Holdings Inc	4,268	79
Carter Bankshares Inc *	7,203	116
Cathay General Bancorp	27,383	1,053
Central Pacific Financial Corp	26,324	545
Citizens Financial Group Inc	30,070	1,033
Civista Bancshares Inc	4,598	95
CNB Financial Corp/PA	5,063	119
CNO Financial Group Inc	242,809	4,363
Columbia Banking System Inc	81,609	2,358
Community Trust Bancorp Inc	10,699	434
Cowen Inc, Cl A	8,176	316
Crawford & Co, Cl A	5,820	33
Customers Bancorp Inc *	11,152	329
Donnelley Financial Solutions Inc *	28,127	1,040
Enact Holdings	4,656	103
Enova International Inc *	9,768	286
EZCORP Inc, Cl A *	15,751	121
Federal Agricultural Mortgage Corp, Cl C	8,125	805
Federated Hermes Inc, Cl B	28,016	928
Financial Institutions Inc	4,854	117
First American Financial Corp	11,142	514
First BanCorp/Puerto Rico	32,490	444
First Bank/Hamilton NJ	4,774	65
First Busey Corp	50,888	1,118
First Business Financial Services Inc	2,400	78
First Commonwealth Financial Corp	180,398	2,316
First Financial Corp/IN	13,922	629
First Guaranty Bancshares Inc	2,368	52
First Internet Bancorp	3,003	102
First Merchants Corp	59,320	2,294
Flagstar Bancorp Inc	21,667	724
Flushing Financial Corp	49,872	966
FNB Corp/PA	278,986	3,236
FS KKR Capital Corp	31,885	540
Fulton Financial Corp	64,683	1,022
GAMCO Investors Inc, Cl A	2,021	34
Genworth Financial Inc, Cl A *	255,190	893
Great Southern Bancorp Inc	7,274	415
Greenlight Capital Re Ltd, Cl A *	9,121	68
Hancock Whitney Corp, Cl A	32,386	1,484
Hanmi Financial Corp	31,341	742
HarborOne Bancorp Inc	46,542	625
HBT Financial Inc	2,321	42
Hercules Capital Inc, Cl A (A)	50,909	590
Hilltop Holdings Inc	18,110	450
HomeStreet Inc	27,020	778
HomeTrust Bancshares Inc	4,006	89

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hope Bancorp Inc	100,758	$1,274
Independent Bank Corp/MI	6,278	120
Invesco Mortgage Capital ‡	20,821	231
Jackson Financial, Cl A	22,618	628
Kearny Financial Corp/MD	52,484	557
LendingClub Corp *	30,343	335
Luther Burbank Corp	5,044	59
Mercantile Bank Corp	4,399	131
Merchants Bancorp/IN	5,977	138
MFA Financial ‡	38,196	297
MGIC Investment Corp	65,342	838
Mid Penn Bancorp Inc	4,546	131
Midland States Bancorp Inc	6,502	153
MidWestOne Financial Group Inc	4,386	120
Navient Corp	61,823	908
New Mountain Finance Corp	37,379	431
OceanFirst Financial Corp	17,718	330
OFG Bancorp	124,659	3,133
Old National Bancorp/IN, Cl A	170,690	2,811
Oppenheimer Holdings Inc, Cl A	4,859	151
Orrstown Financial Services Inc	3,530	84
Pacific Premier Bancorp Inc	52,636	1,630
PacWest Bancorp	151,365	3,421
Pathward Financial	8,906	294
PCB Bancorp	3,500	63
Peapack-Gladstone Financial Corp	5,631	189
PennantPark Investment Corp	64,464	352
PennyMac Financial Services Inc	20,682	887
Peoples Bancorp Inc/OH	16,866	488
Peoples Financial Services Corp	2,240	105
Popular Inc	19,171	1,381
QCR Holdings Inc	4,275	218
Radian Group Inc	91,251	1,760
RBB Bancorp	4,906	102
Redwood Trust Inc ‡	46,399	266
Republic Bancorp Inc/KY, Cl A	10,270	393
Republic First Bancorp Inc *	13,454	38
Rithm Capital Corp ‡	120,063	879
Sculptor Capital Management Inc, Cl A	7,549	67
Sierra Bancorp	4,509	89
Simmons First National Corp, Cl A	40,784	889
SiriusPoint Ltd *	26,044	129
SmartFinancial Inc	2,250	56
South Plains Financial Inc	3,417	94
Starwood Property Trust Inc ‡	160,953	2,933
Stewart Information Services Corp	1,532	67
Summit Financial Group Inc	3,604	97
Synovus Financial Corp	21,689	814
Two Harbors Investment Corp ‡	46,386	154
Umpqua Holdings Corp	154,529	2,641
Universal Insurance Holdings Inc	24,840	245
Washington Federal Inc	29,863	895

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zions Bancorp NA	12,392	$630
		85,756
Health Care — 6.0%
Agenus Inc *	45,000	92
AMN Healthcare Services Inc *	30,179	3,198
Amneal Pharmaceuticals Inc *	99,560	201
Arcus Biosciences Inc *	8,983	235
Catalyst Pharmaceuticals Inc *	28,433	365
Co-Diagnostics Inc *	120,031	385
Collegium Pharmaceutical Inc *	44,632	715
Computer Programs and Systems Inc *	24,243	676
Corcept Therapeutics Inc *	2,148	55
Cue Health *	7,368	22
Dynavax Technologies Corp *	33,052	345
Eagle Pharmaceuticals Inc/DE *	3,432	91
Emergent BioSolutions *	34,367	721
Enovis Corp *	41,027	1,890
Exelixis Inc *	74,424	1,167
Fulgent Genetics Inc *	6,500	248
Innoviva Inc *	97,774	1,135
Ironwood Pharmaceuticals Inc, Cl A *	161,463	1,673
iTeos Therapeutics Inc *	7,004	134
LivaNova PLC *	22,431	1,139
National HealthCare Corp	2,766	175
NextGen Healthcare Inc *	7,504	133
Organogenesis Holdings Inc, Cl A *	20,000	65
Pediatrix Medical Group Inc *	17,806	294
Prestige Consumer Healthcare Inc, Cl A *	22,837	1,138
Select Medical Holdings Corp	64,085	1,416
Syneos Health Inc, Cl A *	49,658	2,342
Utah Medical Products Inc	541	46
Vanda Pharmaceuticals Inc *	17,220	170
Varex Imaging Corp *	4,500	95
Vir Biotechnology *	6,500	125
Zimvie Inc *	39,999	395
		20,881
Industrials — 13.2%
ABM Industries Inc	75,745	2,896
ACCO Brands Corp	518,491	2,541
AerSale Corp *	4,881	90
Allison Transmission Holdings Inc	25,623	865
Apogee Enterprises Inc	15,668	599
ArcBest Corp	15,646	1,138
Argan Inc	754	24
Atkore Inc *	14,658	1,140
Atlas Air Worldwide Holdings Inc *	22,885	2,187
Boise Cascade Co	11,817	703
BWX Technologies Inc, Cl W	61,119	3,079
CoreCivic Inc *‡	19,750	175
Covenant Logistics Group Inc, Cl A	3,450	99
Crane Holdings Co	11,008	964

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Deluxe Corp	13,854	$231
Eagle Bulk Shipping Inc	2,647	114
EMCOR Group Inc	7,256	838
Encore Wire Corp	5,986	692
Ennis Inc	23,122	465
Esab Corp	39,491	1,317
Fluor Corp *	11,319	282
Genco Shipping & Trading Ltd	6,414	80
GXO Logistics Inc *	53,453	1,874
Hawaiian Holdings Inc *	26,019	342
Heidrick & Struggles International Inc	5,834	152
Hillenbrand Inc	47,516	1,745
Hub Group Inc, Cl A *	724	50
IAA Inc *	46,808	1,491
Interface Inc, Cl A	40,563	365
Kaman Corp, Cl A	35,988	1,005
KAR Auction Services Inc *	182,118	2,034
Kelly Services Inc, Cl A	42,427	577
Kennametal Inc	13,700	282
ManpowerGroup Inc	7,435	481
Matson Inc	10,098	621
Matthews International Corp, Cl A	21,506	482
MDU Resources Group Inc	26,754	732
Moog Inc, Cl A	12,951	911
Mueller Industries Inc	18,224	1,083
Park-Ohio Holdings Corp	11,604	131
Primoris Services Corp	28,879	469
Quanex Building Products Corp	7,497	136
Resources Connection Inc	4,918	89
Rush Enterprises Inc, Cl A	18,392	807
Ryder System Inc	10,835	818
Safe Bulkers Inc	26,340	65
SkyWest Inc *	10,774	175
Terex Corp	21,108	628
Timken Co/The	15,640	923
Titan Machinery Inc *	5,890	166
Triton International Ltd	25,574	1,400
TrueBlue Inc *	13,004	248
Tutor Perini Corp *	11,956	66
UFP Industries Inc	3,443	248
V2X Inc *	593	21
Wabash National Corp	47,430	738
Werner Enterprises Inc	25,190	947
WESCO International Inc *	14,313	1,709
XPO Logistics Inc *	28,284	1,259
		45,789
Information Technology — 9.8%
ACI Worldwide Inc *	116,977	2,445
Adeia Inc	29,641	419
Amkor Technology Inc	116,052	1,979
Avnet Inc	22,554	815
Benchmark Electronics Inc	27,947	692

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cirrus Logic Inc *	6,269	$431
Conduent Inc *	52,230	174
Consensus Cloud Solutions Inc *	22,164	1,048
CSG Systems International Inc	16,439	869
Diodes Inc *	14,386	934
Euronet Worldwide Inc *	17,997	1,363
Insight Enterprises Inc *	6,347	523
Jabil Inc	32,613	1,882
Lumentum Holdings Inc *	8,307	570
Methode Electronics Inc	24,262	901
NCR Corp *	22,713	432
NetScout Systems Inc *	6,016	188
Paysafe Ltd *	108,398	150
Photronics Inc *	179,129	2,619
Rimini Street Inc *	7,468	35
Sanmina Corp *	53,683	2,474
ScanSource Inc *	16,155	427
Silicon Motion Technology Corp ADR	35,654	2,324
SMART Global Holdings Inc *	2,172	34
Super Micro Computer Inc *	48,622	2,678
TD SYNNEX Corp	9,457	768
Teledyne Technologies Inc *	3,753	1,266
TTM Technologies Inc *	64,571	851
Unisys Corp *	8,449	64
Verint Systems Inc *	83,316	2,798
Vishay Intertechnology Inc	89,603	1,594
Xerox Holdings Corp	29,500	386
		34,133
Materials — 8.5%
AdvanSix Inc	24,882	799
Alamos Gold Inc, Cl A	49,850	369
Ashland Inc	34,528	3,279
Axalta Coating Systems Ltd *	123,899	2,609
Cabot Corp	11,719	749
Century Aluminum Co *	35,901	190
Chemours Co/The	21,776	537
Clearwater Paper Corp *	4,378	165
Commercial Metals Co, Cl A	96,981	3,441
FMC Corp	23,788	2,514
FutureFuel Corp	8,285	50
Greif Inc, Cl A	28,228	1,682
Huntsman Corp	29,727	729
Ingevity Corp *	10,362	628
Koppers Holdings Inc	25,164	523
Kronos Worldwide Inc	1,434	13
Louisiana-Pacific Corp	12,731	652
Mativ Holdings	14,549	321
Minerals Technologies Inc	1,186	59
O-I Glass Inc, Cl I *	51,317	665
Rayonier Advanced Materials Inc *	3,940	12
Resolute Forest Products Inc *	85,377	1,707
Schnitzer Steel Industries Inc, Cl A	13,943	397

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Value Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Silgan Holdings Inc	141,106	$5,932
SunCoke Energy Inc	24,160	140
TimkenSteel Corp *	7,730	116
Tredegar Corp	8,703	82
Trinseo PLC	14,559	267
Valhi Inc	1,055	27
Warrior Met Coal Inc	13,035	371
Worthington Industries Inc	11,603	442
		29,467
Real Estate — 6.5%
Acadia Realty Trust ‡	1,711	22
Alexander & Baldwin Inc ‡	11,457	190
American Assets Trust Inc ‡	22,364	575
Anywhere Real Estate *	33,998	276
Apple Hospitality REIT Inc ‡	52,469	738
Brandywine Realty Trust ‡	60,921	411
Brixmor Property Group Inc ‡	22,601	417
CareTrust Inc ‡	23,568	427
Chatham Lodging Trust *‡	48,074	475
City Office REIT Inc ‡	42,794	427
Corporate Office Properties Trust ‡	24,979	580
CTO Realty Growth Inc ‡	4,895	92
DiamondRock Hospitality Co ‡	6,594	50
Diversified Healthcare Trust ‡	48,583	48
Douglas Elliman Inc ‡	25,262	104
EPR Properties, Cl A ‡	14,634	525
Franklin Street Properties Corp ‡	96,591	254
Gaming and Leisure Properties Inc ‡	100,450	4,444
Global Net Lease Inc ‡	33,245	354
Hersha Hospitality Trust, Cl A ‡	32,350	258
Howard Hughes Corp/The *‡	17,915	992
Industrial Logistics Properties Trust ‡	36,893	203
Kite Realty Group Trust ‡	34,398	592
LXP Industrial Trust, Cl B ‡	3,503	32
Marcus & Millichap Inc ‡	3,088	101
Medical Properties Trust Inc ‡	217,861	2,584
National Health Investors Inc ‡	7,600	430
Newmark Group Inc, Cl A ‡	166,029	1,338
Office Properties Income Trust ‡	20,671	290
Paramount Group Inc ‡	2,496	16
Pebblebrook Hotel Trust ‡	4,360	63
Piedmont Office Realty Trust Inc, Cl A ‡	68,425	723
PotlatchDeltic Corp ‡	16,237	666
RLJ Lodging Trust ‡	16,338	165
Sabra Health Care REIT Inc ‡	118,463	1,554
Service Properties Trust ‡	28,972	150
SITE Centers Corp ‡	4,500	48
Summit Hotel Properties Inc ‡	4,100	28
Sunstone Hotel Investors Inc ‡	17,789	168
Tanger Factory Outlet Centers Inc ‡	61,989	848
Uniti Group Inc ‡	98,055	681
Urstadt Biddle Properties Inc, Cl A ‡	8,782	136

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xenia Hotels & Resorts Inc ‡	5,651	$78
		22,553
Utilities — 0.7%
National Fuel Gas Co	28,110	1,730
Northwest Natural Holding Co	7,079	307
Otter Tail Corp	893	55
Portland General Electric Co	10,147	441
Unitil Corp	1,587	74
Via Renewables Inc, Cl A	4,287	30
		2,637
Total Common Stock
(Cost $318,470) ($ Thousands)		337,649

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, LP
2.930% **†(B)	672,844	675
Total Affiliated Partnership
(Cost $673) ($ Thousands)		675

CASH EQUIVALENT — 2.9%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	10,062,687	10,063
Total Cash Equivalent
(Cost $10,063) ($ Thousands)		10,063
Total Investments in Securities — 100.2%
(Cost $329,206) ($ Thousands)		$348,387

Percentages are based on Net Assets of $347,839 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $664 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $675 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	337,649	–	–	337,649
Affiliated Partnership	–	675	–	675
Cash Equivalent	10,063	–	–	10,063
Total Investments in Securities	347,712	675	–	348,387

SEI Institutional Managed Trust / Annual Report / September 30, 2022

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$7,204	$30,765	$(37,289)	$(5)	$—	$675	672,844	$20	$—
SEI Daily Income Trust, Government Fund, Cl F	10,633	90,208	(90,778)	—	—	10,063	10,062,687	57	—
Totals	$17,837	$120,973	$(128,067)	$(5)	$—	$10,738		$77	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Growth Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 98.0%
Communication Services — 2.4%
Gogo Inc *	54,682	$663
Iridium Communications Inc *	23,302	1,034
Nexstar Media Group Inc, Cl A	3,570	596
Reservoir Media Inc *(A)	97,127	474
Sinclair Broadcast Group Inc, Cl A	26,180	474
Starry Group Holdings Inc, Cl A *(A)	132,147	197
TechTarget Inc *	3,042	180
Thryv Holdings Inc *	14,749	337
WideOpenWest Inc *	5,875	72
World Wrestling Entertainment Inc, Cl A	11,750	824
Yelp Inc, Cl A *	18,737	635
Ziff Davis Inc *	2,050	140
ZipRecruiter Inc, Cl A *	121,966	2,012
		7,638
Consumer Discretionary — 10.1%
2U Inc *	30,611	191
Academy Sports & Outdoors Inc	23,058	973
ADT Inc	96,363	722
Asbury Automotive Group Inc *	6,354	960
Bowlero Corp *(A)	50,209	618
Boyd Gaming Corp	2,419	115
Canada Goose Holdings Inc *	22,294	340
Carter's Inc	7,500	491
Cavco Industries Inc *	1,460	300
Chegg Inc *	17,107	360
Clarus Corp	34,901	470
Crocs Inc *	2,634	181
Dave & Buster's Entertainment Inc *	16,816	522
Designer Brands Inc, Cl A	21,228	325
Dick's Sporting Goods Inc	4,913	514
Everi Holdings Inc *	50,983	827
Frontdoor Inc *	104,335	2,127
Funko Inc, Cl A *	16,722	338

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Grand Canyon Education Inc *	11,471	$943
H&R Block Inc	24,846	1,057
Hanesbrands Inc	80,026	557
International Game Technology PLC	18,092	286
Kura Sushi USA Inc, Cl A *	9,253	681
Lovesac Co/The *	11,972	244
Malibu Boats Inc, Cl A *	8,714	418
MarineMax Inc *	10,740	320
Movado Group Inc	8,598	242
Murphy USA Inc	5,368	1,476
NEOGAMES SA *	26,351	340
Oxford Industries Inc, Cl A	10,752	965
Patrick Industries Inc	9,847	432
PlayAGS Inc *	186,766	990
Ruth's Hospitality Group Inc	20,040	338
Sally Beauty Holdings Inc *	144,338	1,819
SeaWorld Entertainment Inc *	7,223	329
Signet Jewelers Ltd	11,276	645
Skechers USA Inc, Cl A *	64,258	2,038
Skyline Champion Corp *	13,161	696
Stoneridge Inc *	67,051	1,137
Stride Inc *	9,849	414
Target Hospitality Corp *	109,163	1,378
Taylor Morrison Home Corp, Cl A *	23,765	554
TravelCenters of America Inc *	15,495	836
Vista Outdoor Inc *	12,660	308
Visteon Corp *	3,228	342
Xometry Inc, Cl A *	12,148	690
XPEL Inc *	6,699	432
		31,281
Consumer Staples — 4.5%
Andersons Inc/The	13,080	406
Beauty Health Co/The *	33,493	395
Cal-Maine Foods Inc	12,245	681
Celsius Holdings Inc *	17,997	1,632
Chefs' Warehouse Inc/The *	37,502	1,086
Coca-Cola Consolidated Inc	1,190	490
elf Beauty Inc *	23,015	866
Hostess Brands Inc, Cl A *	63,948	1,486
MGP Ingredients Inc	16,371	1,738
Performance Food Group Co *	9,746	419
Post Holdings Inc *	9,778	801
Simply Good Foods Co/The *	27,776	888
SpartanNash Co	22,872	664
Turning Point Brands Inc	54,562	1,158
United Natural Foods Inc *	19,079	656
Vita Coco Co Inc/The *	44,561	507
		13,873
Energy — 5.5%
Antero Resources Corp *	13,219	403
Cactus Inc, Cl A	8,341	321

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
California Resources Corp	25,808	$992
Centrus Energy Corp, Cl A *	14,873	609
Chesapeake Energy Corp	6,547	617
Chord Energy	7,281	996
Civitas Resources Inc	6,849	393
Comstock Resources Inc *	33,235	575
CVR Energy Inc	16,819	487
DHT Holdings Inc	71,629	542
Earthstone Energy Inc, Cl A *(A)	69,581	857
HF Sinclair Corp	9,845	530
International Seaways Inc	24,843	873
Magnolia Oil & Gas Corp, Cl A	30,592	606
Matador Resources Co	22,451	1,098
New Fortress Energy Inc, Cl A	14,405	630
Northern Oil and Gas Inc	40,184	1,101
PBF Energy Inc, Cl A *	27,572	969
PDC Energy Inc, Cl A	8,531	493
Permian Resources Corp, Cl A *	77,692	528
Range Resources Corp	15,151	383
Ranger Oil Corp, Cl A	21,087	663
RPC Inc	48,465	336
Scorpio Tankers Inc	23,962	1,007
Teekay Tankers Ltd, Cl A *	27,687	763
Value Creation Inc *(B)(C)	145,600	56
		16,828
Financials — 7.2%
Amalgamated Financial Corp	15,047	339
Amerant Bancorp Inc, Cl A	5,820	145
American Equity Investment Life Holding Co	8,012	299
Ameris Bancorp	11,779	527
Arbor Realty Trust Inc ‡	5,697	66
Associated Banc-Corp	17,838	358
Axos Financial Inc *	2,965	101
BancFirst Corp	11,021	986
Banner Corp	14,101	833
Blucora Inc *	26,195	507
Cathay General Bancorp	15,691	603
Compass Diversified Holdings	18,576	335
Customers Bancorp Inc *	5,019	148
CVB Financial Corp	28,237	715
Enova International Inc *	13,151	385
Enterprise Financial Services Corp	10,772	474
First Bank/Hamilton NJ	11,277	154
First Financial Bancorp	19,426	409
First Financial Bankshares Inc, Cl A	9,805	410
Fulton Financial Corp	50,504	798
Green Dot Corp, Cl A *	18,855	358
Hanmi Financial Corp	30,135	714
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡	17,927	537
HBT Financial Inc	10,948	199
Heartland Financial USA Inc	11,845	514

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
HomeStreet Inc	13,213	$381
Hope Bancorp Inc	25,703	325
Houlihan Lokey Inc, Cl A	9,588	723
Kinsale Capital Group Inc	7,425	1,896
KKR Real Estate Finance Trust Inc ‡	19,693	320
LendingClub Corp *	13,424	148
Metropolitan Bank Holding Corp *	1,758	113
Mr Cooper Group Inc *	14,057	569
MVB Financial Corp	5,912	165
Navient Corp	5,814	85
Orrstown Financial Services Inc	5,121	122
Palomar Holdings Inc, Cl A *	9,719	814
Provident Financial Services Inc	37,075	723
RLI Corp	4,258	436
S&T Bancorp Inc	17,015	499
ServisFirst Bancshares Inc	5,681	454
South Plains Financial Inc	8,114	224
Stewart Information Services Corp	2,757	120
StoneX Group Inc *	8,833	733
Towne Bank/Portsmouth VA	15,623	419
UMB Financial Corp	5,428	458
Washington Federal Inc	24,533	735
WisdomTree Investments Inc	189,015	885
		22,261
Health Care — 26.3%
4D Molecular Therapeutics Inc *	62,390	502
AbCellera Biologics Inc *	29,700	294
Acadia Healthcare Co Inc, Cl A *	12,612	986
Akero Therapeutics Inc *	22,855	778
Albireo Pharma Inc *	26,109	505
Alkermes PLC *	27,420	612
Allscripts Healthcare Solutions Inc *	26,756	407
Altimmune Inc *	28,557	365
Amicus Therapeutics Inc *	69,038	721
AMN Healthcare Services Inc *	11,907	1,262
Amphastar Pharmaceuticals Inc *	42,599	1,197
ANI Pharmaceuticals Inc *	24,013	772
Apellis Pharmaceuticals Inc *	13,934	952
Arbutus Biopharma Corp *	73,832	141
Arcellx Inc *	45,285	850
Artivion Inc *	46,721	647
Arvinas Inc *	10,477	466
Avid Bioservices Inc *	19,092	365
Axogen Inc *	84,925	1,012
Axonics Inc *	20,901	1,472
Axsome Therapeutics Inc *	15,822	706
C4 Therapeutics Inc *	77,945	684
Cardiovascular Systems Inc *	48,874	677
CareDx Inc *	45,421	773
Catalyst Pharmaceuticals Inc *	132,273	1,697
Certara Inc *	43,482	577
Chinook Therapeutics Inc *	31,747	624

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
CinCor Pharma Inc *	16,514	$542
Cogent Biosciences Inc *	68,615	1,024
Collegium Pharmaceutical Inc *	9,396	151
Concert Pharmaceuticals Inc *	205,920	1,380
Corcept Therapeutics Inc *	28,337	727
CorVel Corp *	1,759	244
Cross Country Healthcare Inc *	14,434	409
CTI BioPharma Corp *	125,500	730
Cytokinetics Inc *	23,411	1,134
Denali Therapeutics Inc *	7,388	227
DICE Therapeutics Inc *	30,486	618
Dynavax Technologies Corp *	50,851	531
Ensign Group Inc/The	11,189	890
Erasca Inc *(A)	85,761	669
Evolent Health Inc, Cl A *	41,273	1,483
Gossamer Bio Inc *	52,561	630
Haemonetics Corp *	21,673	1,604
Halozyme Therapeutics Inc *	8,807	348
HealthEquity Inc *	41,814	2,809
Heron Therapeutics Inc *	164,901	696
ImmunoGen Inc *	15,787	75
Inhibrx Inc *	37,699	677
Instil Bio Inc *	151,662	734
Intercept Pharmaceuticals Inc *	57,163	797
Ionis Pharmaceuticals Inc *	13,573	600
iRadimed Corp	5,981	180
iRhythm Technologies Inc *	6,271	786
Ironwood Pharmaceuticals Inc, Cl A *	44,101	457
iTeos Therapeutics Inc *	15,248	290
IVERIC bio Inc *	47,479	852
Karuna Therapeutics Inc *	4,628	1,041
Kiniksa Pharmaceuticals Ltd, Cl A *	75,160	965
Krystal Biotech Inc *	8,313	579
Lantheus Holdings Inc *	42,455	2,986
Ligand Pharmaceuticals Inc *	2,641	227
MaxCyte Inc *	122,752	798
Medpace Holdings Inc *	7,112	1,118
Merit Medical Systems Inc *	47,928	2,708
Mirum Pharmaceuticals Inc *	34,876	733
ModivCare Inc *	3,757	374
Neurocrine Biosciences Inc *	6,858	728
Nevro Corp *	13,957	650
NextGen Healthcare Inc *	23,346	413
Nurix Therapeutics Inc *	28,553	372
Omnicell Inc *	13,637	1,187
Option Care Health Inc *	48,734	1,534
Owens & Minor Inc	6,394	154
Paragon 28 Inc *(A)	40,001	713
Pediatrix Medical Group Inc *	50,335	831
Phreesia Inc *	12,116	309
Pliant Therapeutics Inc *	31,034	648
PMV Pharmaceuticals Inc *	40,469	482

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Prestige Consumer Healthcare Inc, Cl A *	20,011	$997
Privia Health Group Inc *	21,962	748
PROCEPT BioRobotics Corp *	14,080	584
Progyny Inc *	8,920	331
Prometheus Biosciences Inc *	12,229	722
Prothena Corp PLC *	10,859	658
QuidelOrtho Corp *	28,036	2,004
Relay Therapeutics Inc *	28,142	630
Revance Therapeutics Inc *	24,594	664
Rhythm Pharmaceuticals Inc *	37,454	918
Sarepta Therapeutics Inc *	6,176	683
Shockwave Medical Inc *	7,392	2,055
Sight Sciences Inc *	104,388	663
Silk Road Medical Inc *	11,225	505
Simulations Plus Inc	10,127	492
Sonendo Inc *(A)	139,610	149
SpringWorks Therapeutics Inc *	29,626	845
Supernus Pharmaceuticals Inc *	17,095	579
Syneos Health Inc, Cl A *	19,755	931
Tenet Healthcare Corp *	11,459	591
TransMedics Group Inc *	27,424	1,145
Twist Bioscience Corp *	23,566	830
Ventyx Biosciences Inc *(A)	15,776	551
Veracyte Inc *	43,259	718
Xencor Inc *	22,532	585
Zentalis Pharmaceuticals Inc *	5,583	121
		81,587
Industrials — 19.7%
ACV Auctions Inc, Cl A *	204,354	1,469
Air Transport Services Group Inc *	13,011	313
Alight Inc *	257,541	1,888
Apogee Enterprises Inc	12,442	476
ArcBest Corp	7,799	567
Array Technologies Inc *	35,397	587
Atkore Inc *	10,218	795
Atlas Air Worldwide Holdings Inc *	1,765	169
Avis Budget Group Inc *	1,439	214
Beacon Roofing Supply Inc *	12,460	682
BlueLinx Holdings Inc *	6,081	378
Boise Cascade Co	12,737	757
Byrna Technologies Inc *	104,661	492
CBIZ Inc *	17,184	735
Chart Industries Inc *	5,840	1,077
Cimpress PLC *	22,616	554
Clean Harbors Inc *	16,977	1,867
Comfort Systems USA Inc	8,343	812
Dycom Industries Inc *	14,094	1,346
EMCOR Group Inc	7,010	810
Encore Wire Corp	1,538	178
Energy Recovery Inc *	25,521	555
Enovix Corp *	31,368	575
Evoqua Water Technologies Corp *	15,408	510

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
First Advantage Corp *	92,344	$1,185
Fluence Energy Inc, Cl A *	39,693	579
Forrester Research Inc *	20,439	736
Forward Air Corp	20,142	1,818
GATX Corp	8,726	743
GMS Inc *	15,701	628
Griffon Corp	33,262	982
Heartland Express Inc	80,106	1,146
Herc Holdings Inc	3,911	406
Heritage-Crystal Clean Inc *	89,092	2,634
Hillenbrand Inc	20,710	760
Hub Group Inc, Cl A *	6,341	437
Hudson Technologies Inc *	289,509	2,128
Huron Consulting Group Inc *	13,012	862
ICF International Inc, Cl A	12,279	1,339
John Bean Technologies Corp, Cl A	6,367	548
Kadant Inc	2,739	457
Kirby Corp *	18,824	1,144
Korn Ferry	18,082	849
Legalzoom.com Inc *	79,629	682
Lindsay Corp	3,736	535
Marten Transport Ltd	63,688	1,220
Matson Inc	25,604	1,575
Mueller Industries Inc	11,418	679
NOW Inc *	102,120	1,026
PGT Innovations Inc *	17,037	357
Quanex Building Products Corp	21,086	383
RBC Bearings Inc *	3,021	628
Resources Connection Inc	35,249	637
Ritchie Bros Auctioneers Inc	40,451	2,527
Rocket Lab USA Inc *	136,885	557
Rush Enterprises Inc, Cl A	15,765	691
Saia Inc *	2,296	436
SkyWest Inc *	21,892	356
SP Plus Corp *	30,060	941
SunPower Corp, Cl A *	28,411	655
Sunrun Inc *	22,183	612
Tennant Co	22,508	1,273
Titan International Inc *	25,580	311
Titan Machinery Inc *	26,187	740
Transcat Inc *	3,120	236
TriNet Group Inc *	18,427	1,312
TrueBlue Inc *	88,710	1,693
UFP Industries Inc	12,938	934
Valmont Industries Inc	2,681	720
WESCO International Inc *	4,926	588
WillScot Mobile Mini Holdings Corp, Cl A *	38,430	1,550
		61,041
Information Technology — 16.4%
8x8 Inc *	130,088	449
A10 Networks Inc	48,530	644
Actua Corp *(B)	105,055	1

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
ADTRAN Holdings Inc	35,995	$705
Aehr Test Systems *	50,748	716
Agilysys Inc *	12,055	667
Alkami Technology Inc *	81,488	1,226
Allegro MicroSystems Inc *	44,409	970
Arlo Technologies Inc *	59,684	277
Asure Software Inc *	97,353	557
Avid Technology Inc *	8,835	206
Axcelis Technologies Inc *	8,770	531
Belden Inc	27,656	1,660
Benchmark Electronics Inc	30,418	754
Box Inc, Cl A *	18,736	457
Calix Inc *	14,565	891
ChannelAdvisor Corp *	48,520	1,099
Clearfield Inc *	9,511	995
CommScope Holding Co Inc *	67,292	620
Consensus Cloud Solutions Inc *	22,722	1,075
CTS Corp	55,390	2,307
Digi International Inc *	34,218	1,183
Diodes Inc *	12,778	829
ExlService Holdings Inc *	20,348	2,998
Extreme Networks Inc *	96,838	1,266
Fabrinet *	7,890	753
ForgeRock Inc, Cl A *	38,245	556
Grid Dynamics Holdings Inc *	28,914	542
Hackett Group Inc/The	6,806	121
Harmonic Inc, Cl A *	68,744	898
I3 Verticals Inc, Cl A *	24,136	483
Impinj Inc *	12,652	1,013
International Money Express Inc *	128,882	2,937
KnowBe4 Inc, Cl A *	29,620	616
Lattice Semiconductor Corp *	6,651	327
MACOM Technology Solutions Holdings Inc *	8,460	438
MaxLinear Inc, Cl A *	4,929	161
Mirion Technologies Inc *	134,203	1,002
Model N Inc *	33,091	1,133
Momentive Global Inc *	153,252	890
Monday.com Ltd *	8,365	948
Napco Security Technologies Inc *	22,140	644
Onto Innovation Inc *	16,989	1,088
Payoneer Global Inc *	54,249	328
Photronics Inc *	29,423	430
Progress Software Corp	21,644	921
Qualys Inc *	16,105	2,245
Rambus Inc *	16,503	420
Sanmina Corp *	42,749	1,970
SPS Commerce Inc *	9,823	1,220
Sumo Logic Inc *	34,530	259
Super Micro Computer Inc *	38,215	2,104
TTM Technologies Inc *	39,028	515
Upland Software Inc *	57,827	470

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Small Cap Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Verint Systems Inc *	16,275	$547
Verra Mobility Corp, Cl A *	50,199	772
Vertex Inc, Cl A *	62,725	857
Vishay Intertechnology Inc	12,825	228
		50,919
Materials — 2.4%
ATI Inc *	35,450	943
Cabot Corp	13,640	871
Ecovyst Inc *	50,217	424
Graphic Packaging Holding Co	21,936	433
Greif Inc, Cl A	7,950	474
Ingevity Corp *	4,012	243
Livent Corp *	76,426	2,342
Materion Corp	6,894	552
Mercer International Inc	31,641	389
MP Materials Corp *	8,093	221
Ranpak Holdings Corp, Cl A *	159,024	544
		7,436
Real Estate — 2.3%
Armada Hoffler Properties Inc ‡	36,966	384
DiamondRock Hospitality Co ‡	52,142	392
Easterly Government Properties Inc, Cl A ‡	13,081	206
Farmland Partners Inc ‡	32,810	416
Independence Realty Trust Inc ‡	82,976	1,388
National Storage Affiliates Trust ‡	26,597	1,106
Newmark Group Inc, Cl A ‡	8,896	72
NexPoint Residential Trust Inc ‡	12,740	589
Pebblebrook Hotel Trust ‡	15,809	229
PotlatchDeltic Corp ‡	4,565	187
SITE Centers Corp ‡	64,434	690
St Joe Co/The ‡	13,239	424
Sunstone Hotel Investors Inc ‡	24,623	232
Tanger Factory Outlet Centers Inc ‡	26,231	359
Xenia Hotels & Resorts Inc ‡	26,943	371
		7,045
Utilities — 1.2%
ALLETE Inc	5,453	273
Altus Power Inc, Cl A *	45,073	496
Black Hills Corp, Cl A	6,677	452
Clearway Energy Inc, Cl C	21,525	686
New Jersey Resources Corp	8,295	321
Otter Tail Corp	17,790	1,095
Portland General Electric Co	8,353	363
		3,686
Total Common Stock
(Cost $316,371) ($ Thousands)		303,595

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 1.2%
SEI Liquidity Fund, LP
2.930% **†(D)	3,744,598	$3,740
Total Affiliated Partnership
(Cost $3,745) ($ Thousands)		3,740

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	6,614,304	6,614
Total Cash Equivalent
(Cost $6,614) ($ Thousands)		6,614
Total Investments in Securities — 101.3%
(Cost $326,730) ($ Thousands)		$313,949

Percentages are based on Net Assets of $309,953 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $3,627 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.
(C)

Security considered restricted, excluding 144A. The total market value of such securities as of September 30, 2022 was $56 ($ Thousands) and represented 0.0% of the Net Assets of the Fund. See table below for acquisition dates and acquisition cost.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $3,740 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	303,538	–	57	303,595
Affiliated Partnership	–	3,740	–	3,740
Cash Equivalent	6,614	–	–	6,614
Total Investments in Securities	310,152	3,740	57	313,949

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$162,855	$230,286	$(389,395)	$(2)	$(4)	$3,740	3,744,598	$169	$—
SEI Daily Income Trust, Government Fund, Cl F	6,747	57,108	(57,241)	—	—	6,614	6,614,304	40	—
Totals	$169,602	$287,394	$(446,636)	$(2)	$(4)	$10,354		$209	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations. The accompanying notes are an integral part of the financial statements.

A list of the restricted securities, excluding 144a, held by the Fund at September 30, 2022, is as follows:

Description	Number of Shares	Acquisition Date	Cost ($ Thousands)	Market Value ($ Thousands)
Common Stock
Value Creation Inc	145,600	1/7/2009	$1,491	$56
			$1,491	$56

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed Small/Mid Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.6%
Communication Services — 5.7%
ATN International Inc	23,526	$907
Cinemark Holdings Inc *	287,069	3,476
Cogent Communications Holdings Inc	18,392	959
EchoStar Corp, Cl A *	47,530	783
Electronic Arts Inc	2,290	265
IAC Inc *	3,105	172
Interpublic Group of Cos Inc/The	24,754	634
Iridium Communications Inc *	9,732	432
John Wiley & Sons Inc, Cl A	106,386	3,996
Lions Gate Entertainment Corp, Cl A *	675,776	5,021
Match Group Inc *	1,449	69
Nexstar Media Group Inc, Cl A	68,960	11,506
Ooma Inc *	8,203	101
Scholastic Corp, Cl B	18,006	554
Take-Two Interactive Software Inc, Cl A *	3,431	374
Trade Desk Inc/The, Cl A *	18,960	1,133
United States Cellular Corp *	5,851	152
World Wrestling Entertainment Inc, Cl A	43,520	3,054
Ziff Davis Inc *	154,251	10,563
		44,151
Consumer Discretionary — 8.8%
Advance Auto Parts Inc	10,274	1,606
American Eagle Outfitters Inc	312,360	3,039
Arko Corp	54,778	514
Asbury Automotive Group Inc *	3,907	590
AutoNation Inc *	4,391	447
Bloomin' Brands Inc	189,746	3,478
Bright Horizons Family Solutions Inc *	1,538	89
Brinker International Inc *	182,497	4,559
Carriage Services Inc, Cl A	26,433	850
Carter's Inc	5,185	340
Cavco Industries Inc *	271	56

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dave & Buster's Entertainment Inc *	43,840	$1,360
Deckers Outdoor Corp *	3,400	1,063
Dorman Products Inc *	9,989	820
Etsy Inc *	15,649	1,567
Group 1 Automotive Inc	4,472	639
Haverty Furniture Cos Inc	17,831	444
Helen of Troy Ltd *	13,463	1,298
Hibbett Inc	17,681	880
JAKKS Pacific Inc *	105,045	2,031
Kohl's Corp	26,002	654
LCI Industries	24,809	2,517
Leslie's Inc *	71,811	1,056
Lithia Motors Inc, Cl A	24,454	5,247
LKQ Corp	84,641	3,991
Modine Manufacturing Co *	540,000	6,988
Murphy USA Inc	11,043	3,036
Ollie's Bargain Outlet Holdings Inc *	3,893	201
Overstock.com Inc *	4,927	120
Penske Automotive Group Inc, Cl A	2,500	246
PetMed Express Inc	9,750	190
Pool Corp	15,000	4,773
Service Corp International/US	8,000	462
Skechers USA Inc, Cl A *	19,536	620
Skyline Champion Corp *	7,016	371
Strategic Education Inc	9,665	594
Stride Inc *	41,300	1,736
Taylor Morrison Home Corp, Cl A *	60,000	1,399
Urban Outfitters Inc *	129,062	2,536
Vail Resorts Inc	9,517	2,052
Victoria's Secret & Co *	94,426	2,750
Whirlpool Corp	3,320	448
Williams-Sonoma Inc	7,799	919
Winmark Corp	1,329	287
		68,863
Consumer Staples — 3.4%
BellRing Brands Inc *	9,532	197
BJ's Wholesale Club Holdings Inc *	24,382	1,775
Calavo Growers Inc	15,967	507
Cal-Maine Foods Inc	18,622	1,035
Casey's General Stores Inc	6,437	1,304
Central Garden & Pet Co, Cl A *	27,121	927
Coca-Cola Consolidated Inc	2,500	1,029
Darling Ingredients Inc *	16,819	1,113
Flowers Foods Inc	23,770	587
Fresh Del Monte Produce Inc	14,071	327
Fresh Market Inc *	17,502	—
Freshpet Inc *	8,866	444
Hostess Brands Inc, Cl A *	87,053	2,023
Ingles Markets Inc, Cl A	6,621	525
Ingredion Inc	14,851	1,196
J & J Snack Foods Corp	7,030	910
John B Sanfilippo & Son Inc	5,357	406

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kroger Co/The	6,156	$269
Medifast Inc	25,446	2,757
Performance Food Group Co *	6,364	273
PriceSmart Inc	12,923	744
Primo Water Corp	30,856	387
Seaboard Corp	144	490
Seneca Foods Corp, Cl A *	315	16
SpartanNash Co	5,962	173
Spectrum Brands Holdings Inc	35,922	1,402
Sprouts Farmers Market Inc *	27,834	772
Tootsie Roll Industries Inc	5,885	196
TreeHouse Foods Inc *	9,556	405
Universal Corp	27,163	1,250
US Foods Holding Corp *	10,313	273
USANA Health Sciences Inc *	4,731	265
Village Super Market Inc, Cl A	24,489	473
WD-40 Co	2,556	449
Weis Markets Inc	27,069	1,929
		26,828
Energy — 6.2%
Arch Resources Inc	103	12
Brigham Minerals Inc, Cl A	18,290	451
ChampionX Corp	56,847	1,113
Coterra Energy Inc	69,602	1,818
Delek US Holdings Inc	374,934	10,176
DHT Holdings Inc	55,000	416
Diamondback Energy Inc, Cl A	18,330	2,208
DT Midstream Inc	70,000	3,632
Golar LNG Ltd *	45,458	1,133
Helmerich & Payne Inc	27,627	1,021
HF Sinclair Corp	73,441	3,954
International Seaways Inc	44,523	1,564
Liberty Energy Inc, Cl A *	72,157	915
Magnolia Oil & Gas Corp, Cl A	183,341	3,632
Marathon Petroleum Corp	7,296	725
NexTier Oilfield Solutions Inc *	77,121	571
Ovintiv Inc	27,987	1,287
Patterson-UTI Energy Inc	17,762	207
PBF Energy Inc, Cl A *	42,772	1,504
Pioneer Natural Resources Co	8,761	1,897
REX American Resources Corp *	8,283	231
SFL Corp Ltd	137,426	1,252
SM Energy Co	18,262	687
Southwestern Energy Co *	472,791	2,894
Teekay Tankers Ltd, Cl A *	5,352	147
Viper Energy Partners LP	185,573	5,319
		48,766
Financials — 16.7%
1st Source Corp	16,788	777
Allstate Corp/The	1,408	175
Amalgamated Financial Corp	43,074	971

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
A-Mark Precious Metals Inc	15,834	$450
American Equity Investment Life Holding Co	164,447	6,132
American Financial Group Inc/OH	13,674	1,681
Ameriprise Financial Inc	4,701	1,184
Arch Capital Group Ltd *	10,008	456
Argo Group International Holdings Ltd	8,676	167
Arrow Financial Corp	21,181	610
Assurant Inc	5,558	807
Axos Financial Inc *	48,113	1,647
Bank of Marin Bancorp	6,366	191
Bank of NT Butterfield & Son Ltd/The	3,842	125
Bank OZK	55,988	2,215
BankUnited Inc	127,615	4,361
Bankwell Financial Group Inc	51,021	1,485
BGC Partners Inc, Cl A	1,099,126	3,451
Camden National Corp	18,864	804
Canadian Imperial Bank of Commerce	6,642	291
Capital City Bank Group Inc	9,652	300
Cboe Global Markets Inc	2,060	242
City Holding Co	10,410	923
CNB Financial Corp/PA	44,272	1,044
CNO Financial Group Inc	289,034	5,194
Columbia Banking System Inc	113,504	3,279
Columbia Financial Inc *	91,296	1,929
Community Trust Bancorp Inc	27,038	1,096
Consumer Portfolio Services Inc *	14,720	107
Diamond Hill Investment Group Inc	2,001	330
Donnelley Financial Solutions Inc *	39,415	1,457
Eagle Bancorp Inc	29,167	1,307
Employers Holdings Inc	17,888	617
Equity Bancshares Inc, Cl A	1,815	54
Everest Re Group Ltd	6,060	1,591
FactSet Research Systems Inc	1,300	520
Farmers National Banc Corp	35,637	466
Financial Institutions Inc	51,330	1,236
First American Financial Corp	3,200	148
First Busey Corp	5,528	122
First Citizens BancShares Inc/NC, Cl A	775	618
First Commonwealth Financial Corp	316,920	4,069
First Community Bankshares Inc	66,479	2,129
First Financial Corp/IN	34,238	1,547
First Interstate BancSystem Inc, Cl A	51,000	2,058
First Merchants Corp	77,646	3,003
First of Long Island Corp/The	12,820	221
FNB Corp/PA	494,669	5,738
Glacier Bancorp Inc, Cl A	18,951	931
Goldman Sachs Group Inc/The	1	—
Great Southern Bancorp Inc	13,042	744
Hanover Insurance Group Inc/The, Cl A	25,705	3,294
Heritage Financial Corp/WA	12,204	323
HomeStreet Inc	2,200	63
HomeTrust Bancshares Inc	4,975	110

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Horace Mann Educators Corp, Cl A	21,962	$775
Houlihan Lokey Inc, Cl A	8,726	658
Independent Bank Corp/MI	12,857	246
Investar Holding Corp	56,265	1,120
MarketAxess Holdings Inc	350	78
Merchants Bancorp/IN	59,391	1,370
MidWestOne Financial Group Inc	2,052	56
Morgan Stanley	7,661	605
Morningstar Inc, Cl A	1,600	340
NBT Bancorp Inc	27,152	1,030
OFG Bancorp	133,441	3,353
Old National Bancorp/IN, Cl A	323,230	5,324
Origin Bancorp Inc	10,420	401
Pacific Premier Bancorp Inc	84,780	2,625
PacWest Bancorp	274,931	6,213
PCSB Financial Corp	35,655	639
PJT Partners Inc, Cl A	14,364	960
Popular Inc	11,261	812
Preferred Bank/Los Angeles CA	9,178	599
ProAssurance Corp	8,665	169
Provident Financial Services Inc	24,819	484
Reinsurance Group of America Inc, Cl A	7,938	999
RenaissanceRe Holdings Ltd	6,981	980
Republic Bancorp Inc/KY, Cl A	10,585	405
S&T Bancorp Inc	16,259	477
Safety Insurance Group Inc	7,585	619
Selective Insurance Group Inc	19,688	1,603
ServisFirst Bancshares Inc	26,000	2,080
Sierra Bancorp	31,572	624
Starwood Property Trust Inc ‡	310,592	5,659
Stewart Information Services Corp	17,692	772
Stifel Financial Corp	5,705	296
SVB Financial Group, Cl B *	3,699	1,242
Towne Bank/Portsmouth VA	17,345	465
TPG RE Finance Trust Inc ‡	58,414	409
TriCo Bancshares	22,196	991
TrustCo Bank Corp NY	9,472	298
Umpqua Holdings Corp	229,225	3,917
United Fire Group Inc	57,059	1,639
Univest Financial Corp	50,690	1,190
Washington Federal Inc	37,676	1,130
Westamerica BanCorp	30,117	1,575
		130,017
Health Care — 12.7%
ABIOMED Inc *	967	238
ACADIA Pharmaceuticals Inc *	61,438	1,005
Aerie Pharmaceuticals Inc *	76,561	1,158
Akero Therapeutics Inc *	30,983	1,055
Alignment Healthcare Inc *	45,018	533
Alkermes PLC *	20,268	453
AmerisourceBergen Corp, Cl A	4,713	638
Amicus Therapeutics Inc *	25,000	261

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AMN Healthcare Services Inc *	58,131	$6,160
Amphastar Pharmaceuticals Inc *	11,243	316
AnaptysBio Inc *	10,097	258
ANI Pharmaceuticals Inc *	11,989	385
Apellis Pharmaceuticals Inc *	6,385	436
Arcutis Biotherapeutics Inc *	7,979	152
Ascendis Pharma A/S ADR *	9,780	1,010
Atea Pharmaceuticals Inc *	33,287	189
AtriCure Inc *	14,000	547
Atrion Corp	329	186
Avanos Medical Inc *	28,106	612
Axonics Inc *	6,000	423
Biohaven Pharmaceutical Holding Co Ltd *	15,397	2,328
BioMarin Pharmaceutical Inc *	5,000	424
Bio-Techne Corp	3,600	1,022
Catalent Inc *	16,500	1,194
Catalyst Pharmaceuticals Inc *	73,063	937
Charles River Laboratories International Inc *	7,525	1,481
Chemed Corp	5,665	2,473
Chinook Therapeutics Inc *	21,466	422
Co-Diagnostics Inc *	58,730	189
Collegium Pharmaceutical Inc *	46,029	737
Computer Programs and Systems Inc *	40,547	1,130
Corcept Therapeutics Inc *	24,000	615
CorVel Corp *	3,132	434
Cross Country Healthcare Inc *	40,760	1,156
Deciphera Pharmaceuticals Inc *	74,562	1,379
Denali Therapeutics Inc *	7,351	226
Edgewise Therapeutics Inc *	38,713	381
Enanta Pharmaceuticals Inc *	8,148	423
Encompass Health Corp	19,928	901
Enhabit Inc *	9,964	140
Enovis Corp *	55,808	2,571
Ensign Group Inc/The	4,885	388
Global Blood Therapeutics Inc *	26,955	1,836
Globus Medical Inc, Cl A *	14,804	882
Gossamer Bio Inc *	29,124	349
Harmony Biosciences Holdings Inc *	2,962	131
HealthStream Inc *	55,326	1,176
Henry Schein Inc *	7,782	512
Horizon Therapeutics Plc *	5,156	319
ICON PLC ADR *	7,886	1,449
ICU Medical Inc *	5,669	854
IDEXX Laboratories Inc *	458	149
Incyte Corp *	3,300	220
Insmed Inc *	31,452	677
Intra-Cellular Therapies Inc, Cl A *	11,241	523
Iovance Biotherapeutics Inc *	98,996	948
Ironwood Pharmaceuticals Inc, Cl A *	33,853	351
Jazz Pharmaceuticals PLC *	8,669	1,155
Karyopharm Therapeutics Inc *	80,517	440

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kiniksa Pharmaceuticals Ltd, Cl A *	31,021	$398
Lantheus Holdings Inc *	18,701	1,315
LeMaitre Vascular Inc	3,528	179
LHC Group Inc *	6,905	1,130
Ligand Pharmaceuticals Inc *	15,446	1,330
LivaNova PLC *	31,097	1,579
Masimo Corp *	3,863	545
Medpace Holdings Inc *	13,095	2,058
Meridian Bioscience Inc *	15,000	473
Merit Medical Systems Inc *	17,000	961
Mettler-Toledo International Inc *	411	446
Molina Healthcare Inc *	4,323	1,426
National HealthCare Corp	12,608	799
Neurocrine Biosciences Inc *	18,038	1,916
NextGen Healthcare Inc *	79,524	1,408
Novocure Ltd *	2,480	188
Omnicell Inc *	1,763	153
Option Care Health Inc *	42,714	1,344
Organon & Co	6,192	145
Orthofix Medical Inc *	46,418	887
Pacira BioSciences Inc *	44,489	2,366
Penumbra Inc *	1,427	271
PerkinElmer Inc	12,707	1,529
Perrigo Co PLC	39,724	1,417
Premier Inc, Cl A	95,195	3,231
Prestige Consumer Healthcare Inc, Cl A *	50,966	2,540
Privia Health Group Inc *	18,555	632
PTC Therapeutics Inc *	14,986	752
Puma Biotechnology Inc *	238,693	566
Repligen Corp *	1,304	244
Revance Therapeutics Inc *	61,071	1,649
Sensus Healthcare Inc *	148,553	1,861
Shockwave Medical Inc *	4,667	1,298
SIGA Technologies Inc	45,213	466
Simulations Plus Inc	5,000	243
Supernus Pharmaceuticals Inc *	50,405	1,706
Syneos Health Inc, Cl A *	96,849	4,566
Teleflex Inc	3,980	802
Tenet Healthcare Corp *	6,108	315
Travere Therapeutics Inc *	17,108	422
Trevi Therapeutics Inc *	345,786	532
United Therapeutics Corp *	7,055	1,477
Utah Medical Products Inc	6,164	526
Vanda Pharmaceuticals Inc *	20,715	205
Varex Imaging Corp *	2,840	60
Vaxcyte Inc *	2,331	56
Viemed Healthcare Inc *	122,739	736
Voyager Therapeutics Inc *	183,912	1,089
Zimvie Inc *	7,364	73
		99,247
Industrials — 14.0%
A O Smith Corp	4,400	214

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AAON Inc	16,416	$884
ABM Industries Inc	103,477	3,956
ACCO Brands Corp	741,833	3,635
Advanced Drainage Systems Inc	15,809	1,966
AECOM	13,579	928
Apogee Enterprises Inc	8,561	327
Applied Industrial Technologies Inc, Cl A	12,000	1,233
Arcosa Inc	7,500	429
Armstrong World Industries Inc	25,821	2,046
Atlas Air Worldwide Holdings Inc *	24,000	2,294
Barrett Business Services Inc	2,700	211
Boise Cascade Co	4,228	251
Builders FirstSource Inc *	23,370	1,377
BWX Technologies Inc, Cl W	92,285	4,648
CACI International Inc, Cl A *	2,500	653
Casella Waste Systems Inc, Cl A *	15,000	1,146
CBIZ Inc *	22,449	960
CECO Environmental Corp *	122,408	1,083
Cintas Corp	3,186	1,237
Clean Harbors Inc *	7,022	772
CoStar Group Inc *	32,286	2,249
CRA International Inc	11,678	1,036
CSW Industrials Inc	1,824	218
Curtiss-Wright Corp	15,306	2,130
EMCOR Group Inc	19,007	2,195
Ennis Inc	34,657	698
Esab Corp	55,808	1,862
Evoqua Water Technologies Corp *	9,047	299
Exponent Inc	30,000	2,630
Forrester Research Inc *	25,299	911
Forward Air Corp	18,000	1,625
Franklin Covey Co *	12,085	549
FTI Consulting Inc *	10,890	1,805
Griffon Corp	20,147	595
GXO Logistics Inc *	72,486	2,541
Heartland Express Inc	53,253	762
Heritage-Crystal Clean Inc *	29,302	866
Hillenbrand Inc	8,146	299
Hub Group Inc, Cl A *	12,964	894
Hubbell Inc, Cl B	1,193	266
Huntington Ingalls Industries Inc, Cl A	1,295	287
IAA Inc *	94,008	2,994
ICF International Inc, Cl A	4,655	507
IDEX Corp	4,000	799
Insperity Inc, Cl A	5,000	510
Kadant Inc	16,160	2,696
Kaman Corp, Cl A	64,158	1,792
KAR Auction Services Inc *	250,248	2,795
Kennametal Inc	30,727	632
Kforce Inc	10,057	590
L3Harris Technologies Inc	2,036	423
Landstar System Inc	8,600	1,242

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LSI Industries Inc	4,246	$33
Marten Transport Ltd	78,638	1,507
Masonite International Corp *	28,376	2,023
Matson Inc	14,549	895
Matthews International Corp, Cl A	87,915	1,970
McGrath RentCorp	6,000	503
Miller Industries Inc/TN	23,991	511
MRC Global Inc *	78,171	562
MSA Safety Inc	10,698	1,169
MSC Industrial Direct Co Inc, Cl A	3,679	268
Mueller Industries Inc	8,000	476
MYR Group Inc *	22,025	1,866
National Presto Industries Inc	7,176	467
Old Dominion Freight Line Inc, Cl A	7,000	1,741
Park Aerospace Corp	13,962	154
Radiant Logistics Inc *	49,017	279
RBC Bearings Inc *	4,000	831
RCM Technologies Inc *	946	16
Resources Connection Inc	97,278	1,758
Rush Enterprises Inc, Cl A	38,922	1,707
Saia Inc *	4,740	901
Schneider National Inc, Cl B	13,231	269
Science Applications International Corp	13,698	1,211
Simpson Manufacturing Co Inc	8,867	695
Standex International Corp	5,842	477
Tennant Co	12,618	714
Terex Corp	2,076	62
Tetra Tech Inc	27,739	3,565
Textainer Group Holdings Ltd	56,064	1,506
Toro Co/The	2,800	242
Trinity Industries Inc	19,013	406
UFP Industries Inc	20,396	1,472
United Rentals Inc *	4,375	1,182
Werner Enterprises Inc	19,446	731
WESCO International Inc *	33,000	3,940
Westinghouse Air Brake Technologies Corp	3,600	293
XPO Logistics Inc *	61,557	2,741
		109,090
Information Technology — 16.2%
A10 Networks Inc	136,224	1,808
ACI Worldwide Inc *	371,590	7,766
Agilysys Inc *	14,691	813
Alpha & Omega Semiconductor Ltd *	39,527	1,216
Amdocs Ltd	14,000	1,112
American Software Inc/GA, Cl A	30,440	466
Amkor Technology Inc	50,512	861
ANSYS Inc *	2,600	576
Arista Networks Inc *	9,952	1,123
Aspen Technology Inc *	10,699	2,549
Axcelis Technologies Inc *	22,971	1,391
Bel Fuse Inc, Cl B	80,329	2,028
Blackbaud Inc, Cl A *	5,456	240

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Broadridge Financial Solutions Inc	1,700	$245
Cadence Design Systems Inc *	12,100	1,978
Calix Inc *	23,763	1,453
Cass Information Systems Inc	15,894	551
ChannelAdvisor Corp *	51,607	1,169
Coherent Corp *	15,210	530
CommVault Systems Inc *	26,733	1,418
Consensus Cloud Solutions Inc *	40,554	1,918
CSG Systems International Inc	37,468	1,981
CTS Corp	7,000	292
Digital Turbine Inc *	36,655	528
Diodes Inc *	15,000	974
EngageSmart Inc *	21,146	438
Entegris Inc	17,353	1,441
EPAM Systems Inc *	2,034	737
ePlus Inc *	9,920	412
Euronet Worldwide Inc *	60,308	4,569
EVERTEC Inc	55,000	1,724
ExlService Holdings Inc *	24,383	3,593
F5 Inc, Cl A *	2,056	298
Fabrinet *	2,627	251
Fair Isaac Corp *	2,500	1,030
Gartner Inc *	1,518	420
Genpact Ltd	30,604	1,339
Global Payments Inc	1,009	109
GoDaddy Inc, Cl A *	54,607	3,871
Hackett Group Inc/The	37,239	660
Ichor Holdings Ltd *	16,589	402
Insight Enterprises Inc *	21,641	1,783
International Money Express Inc *	1,250	29
Jack Henry & Associates Inc	6,394	1,165
Lattice Semiconductor Corp *	37,782	1,859
Littelfuse Inc	2,000	397
Lumentum Holdings Inc *	18,556	1,272
MACOM Technology Solutions Holdings Inc *	12,485	647
Manhattan Associates Inc *	10,280	1,368
Maximus Inc	21,124	1,222
MicroStrategy Inc, Cl A *(A)	726	154
Monolithic Power Systems Inc	2,213	804
NetScout Systems Inc *	35,165	1,101
ON Semiconductor Corp *	72,434	4,515
OSI Systems Inc *	1,909	138
Palo Alto Networks Inc *	2,358	386
Payoneer Global Inc *	124,924	756
PDF Solutions Inc *	26,638	653
Perficient Inc *	12,505	813
Photronics Inc *	254,726	3,724
Power Integrations Inc	16,712	1,075
Progress Software Corp	5,788	246
PTC Inc *	25,109	2,626
Qualys Inc *	15,897	2,216

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Radware Ltd *	15,000	$327
Rambus Inc *	12,784	325
RingCentral Inc, Cl A *	773	31
ScanSource Inc *	5,340	141
Semtech Corp *	27,923	821
ShotSpotter Inc *	10,151	292
Shutterstock Inc	15,164	761
Silicon Motion Technology Corp ADR	114,000	7,432
SPS Commerce Inc *	16,563	2,058
Super Micro Computer Inc *	179,900	9,907
Synopsys Inc *	5,999	1,833
Teledyne Technologies Inc *	14,500	4,893
Tenable Holdings Inc *	29,500	1,027
Teradyne Inc	11,312	850
TTEC Holdings Inc	20,845	924
Tyler Technologies Inc *	4,508	1,567
Verint Systems Inc *	127,718	4,289
Verra Mobility Corp, Cl A *	50,000	769
Vishay Intertechnology Inc	25,000	445
Vishay Precision Group Inc *	10,000	296
Wix.com Ltd *	11,682	914
WNS Holdings Ltd ADR *	26,370	2,158
		127,289
Materials — 7.3%
Alamos Gold Inc, Cl A	80,913	599
Albemarle Corp	4,500	1,190
Alpha Metallurgical Resources Inc	5,966	816
Ashland Inc	55,852	5,304
Avery Dennison Corp	2,472	402
Axalta Coating Systems Ltd *	207,370	4,367
Balchem Corp	17,944	2,182
Cabot Corp	10,000	639
Century Aluminum Co *	164,270	867
Chase Corp	3,821	319
Clearwater Paper Corp *	23,901	899
Commercial Metals Co, Cl A	235,000	8,338
Crown Holdings Inc	4,800	389
FMC Corp	63,800	6,744
Fortitude Gold Corp	40,846	226
Hawkins Inc	12,136	473
Ingevity Corp *	42,000	2,546
Innospec Inc	7,000	600
Louisiana-Pacific Corp	10,000	512
LSB Industries Inc *	58,535	834
Materion Corp	13,906	1,112
NewMarket Corp	2,127	640
Novagold Resources Inc *	222,204	1,042
Packaging Corp of America	2,600	292
Reliance Steel & Aluminum Co	1,787	312
Royal Gold Inc, Cl A	8,757	822
Ryerson Holding Corp	25,899	667
Sensient Technologies Corp	1,172	81

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Silgan Holdings Inc	257,609	$10,830
Sonoco Products Co	12,000	681
Stepan Co	9,000	843
TriMas Corp	23,190	581
UFP Technologies Inc *	4,600	395
Warrior Met Coal Inc	11,000	313
		56,857
Real Estate — 4.8%
Alexander & Baldwin Inc ‡	34,477	572
Alexander's Inc ‡	2,361	493
American Assets Trust Inc ‡	15,070	388
Armada Hoffler Properties Inc ‡	80,825	839
BRT Apartments Corp ‡	46,507	945
Camden Property Trust ‡	13,101	1,565
Centerspace ‡	15,417	1,038
Community Healthcare Trust Inc ‡	384	13
EastGroup Properties Inc ‡	14,800	2,136
Equity Commonwealth ‡	36,970	901
Equity LifeStyle Properties Inc ‡	20,564	1,292
FRP Holdings Inc *	4,575	249
Gaming and Leisure Properties Inc ‡	167,435	7,407
Getty Realty Corp ‡	28,351	762
Gladstone Commercial Corp ‡	33,797	524
Howard Hughes Corp/The *‡	35,000	1,939
Independence Realty Trust Inc ‡	113,415	1,897
Invitation Homes Inc ‡	32,569	1,100
Life Storage Inc ‡	4,650	515
Medical Properties Trust Inc ‡	398,546	4,727
National Storage Affiliates Trust ‡	10,689	444
Newmark Group Inc, Cl A ‡	450,766	3,633
Outfront Media Inc ‡	79,456	1,207
RMR Group Inc/The, Cl A ‡	5,417	128
Ryman Hospitality Properties Inc ‡	10,995	809
Saul Centers Inc ‡	11,295	424
Sun Communities Inc ‡	1,400	189
Terreno Realty Corp ‡	15,348	813
Universal Health Realty Income Trust ‡	2,181	94
Ventas Inc ‡	7,436	299
		37,342
Utilities — 2.8%
ALLETE Inc	14,700	736
American States Water Co	5,000	390
Artesian Resources Corp, Cl A	30,081	1,447
Avista Corp	18,000	667
Black Hills Corp, Cl A	7,000	474
Brookfield Infrastructure Corp, Cl A	12,000	488
California Water Service Group, Cl A	8,000	422
Chesapeake Utilities Corp	12,037	1,389
Essential Utilities Inc	3,682	152
Hawaiian Electric Industries Inc	21,153	733
IDACORP Inc, Cl A	10,909	1,080

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed Small/Mid Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MGE Energy Inc	21,134	$1,387
Middlesex Water Co	22,660	1,749
New Jersey Resources Corp	23,000	890
NiSource Inc	15,000	378
Northwest Natural Holding Co	36,396	1,579
NorthWestern Corp	5,270	260
Ormat Technologies Inc	2,920	252
Otter Tail Corp	29,000	1,784
Portland General Electric Co	43,378	1,885
Southwest Gas Holdings Inc	12,000	837
Spire Inc	16,000	997
UGI Corp	6,450	209
Unitil Corp	20,406	948
York Water Co/The	9,081	349
		21,482
Total Common Stock
(Cost $535,391) ($ Thousands)		769,932

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, LP
2.930% **†(B)	518,228	525
Total Affiliated Partnership
(Cost $518) ($ Thousands)		525

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	10,783,156	10,783
Total Cash Equivalent
(Cost $10,783) ($ Thousands)		10,783
Total Investments in Securities — 100.1%
(Cost $546,692) ($ Thousands)		$781,240

Percentages are based on Net Assets of $780,749 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $149 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $525 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	769,932	–	–	769,932
Affiliated Partnership	–	525	–	525
Cash Equivalent	10,783	–	–	10,783
Total Investments in Securities	780,715	525	–	781,240

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$8,126	$48,025	$(55,625)	$—	$(1)	$525	518,228	$15	$—
SEI Daily Income Trust, Government Fund, Cl F	14,569	146,682	(150,468)	—	—	10,783	10,783,156	86	—
Totals	$22,695	$194,707	$(206,093)	$—	$(1)	$11,308		$101	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Mid-Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.5%
Communication Services — 2.4%
Fox Corp, Cl A	2,180	$67
Liberty Broadband Corp, Cl A *	2,100	157
Liberty Media Corp-Liberty SiriusXM *	5,921	223
News Corp, Cl B	7,090	109
Nexstar Media Group Inc, Cl A	840	140
Pinterest Inc, Cl A *	5,895	137
ROBLOX, Cl A *	1,470	53
Trade Desk Inc/The, Cl A *	4,560	273
Twitter Inc *	4,879	214
Warner Bros Discovery Inc *	4,800	55
ZoomInfo Technologies, Cl A *	5,190	216
		1,644
Consumer Discretionary — 7.9%
Advance Auto Parts Inc	754	118
AutoNation Inc *	2,649	270
AutoZone Inc *	212	454
BorgWarner Inc	5,866	184
Boyd Gaming Corp	3,304	157
Caesars Entertainment Inc *	2,030	66
Capri Holdings Ltd *	1,300	50
Carter's Inc	1,605	105
Carvana Co, Cl A *	3,090	63
Chipotle Mexican Grill Inc, Cl A *	114	171
Columbia Sportswear Co	3,653	246
Dollar Tree Inc *	2,046	278
DoorDash Inc, Cl A *	3,210	159
eBay Inc	4,020	148
Expedia Group Inc *	600	56
Harley-Davidson Inc, Cl A	8,536	298
Hasbro Inc	2,567	173
Lennar Corp, Cl A	2,710	202
Lennar Corp, Cl B	1,585	94
LKQ Corp	5,866	277

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lululemon Athletica Inc *	591	$165
Macy's Inc	5,270	82
Mattel Inc *	3,420	65
MGM Resorts International	1,710	51
Rivian Automotive, Cl A *	1,410	46
Six Flags Entertainment Corp *	3,120	55
Tapestry Inc	6,897	196
Thor Industries Inc	1,010	71
Toll Brothers Inc	11,640	489
Tractor Supply Co	844	157
Travel + Leisure Co	5,670	193
Ulta Beauty Inc *	217	87
Wendy's Co/The	3,940	74
Williams-Sonoma Inc	881	104
Wyndham Hotels & Resorts Inc	1,250	77
		5,481
Consumer Staples — 5.9%
Archer-Daniels-Midland Co	1,290	104
BJ's Wholesale Club Holdings Inc *	710	52
Brown-Forman Corp, Cl A	5,290	357
Brown-Forman Corp, Cl B	6,380	425
Campbell Soup Co	3,210	151
Casey's General Stores Inc	938	190
Constellation Brands Inc, Cl A	1,018	234
Coty Inc, Cl A *	23,710	150
Darling Ingredients Inc *	8,186	541
Hain Celestial Group Inc/The *	3,367	57
Hershey Co/The	1,341	296
Ingredion Inc	3,973	320
Kellogg Co	2,033	142
Kroger Co/The	4,100	179
Lamb Weston Holdings Inc	3,167	245
Olaplex Holdings Inc *	8,690	83
Performance Food Group Co *	1,830	78
TreeHouse Foods Inc *	6,915	293
Tyson Foods Inc, Cl A	3,242	214
		4,111
Energy — 6.9%
Antero Midstream Corp	24,150	222
Antero Resources Corp *	1,510	46
ChampionX Corp	7,990	156
Cheniere Energy Inc	730	121
Coterra Energy Inc	12,712	332
Diamondback Energy Inc, Cl A	1,651	199
DT Midstream Inc	10,625	551
HF Sinclair Corp	6,475	349
Marathon Petroleum Corp	2,865	285
ONEOK Inc	5,185	266
Ovintiv Inc	3,680	169
PDC Energy Inc, Cl A	3,060	177
Phillips 66	4,385	354

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pioneer Natural Resources Co	2,881	$624
Targa Resources Corp	7,616	459
Valero Energy Corp	1,843	197
Williams Cos Inc/The	8,812	252
		4,759
Financials — 15.2%
Allstate Corp/The	2,585	322
American International Group Inc	4,847	230
Ameriprise Financial Inc	1,344	339
Arch Capital Group Ltd *	19,258	877
Assurant Inc	450	65
Axis Capital Holdings Ltd	1,750	86
Bank OZK	2,020	80
Cboe Global Markets Inc	3,034	356
Chimera Investment Corp ‡	18,240	95
CNA Financial Corp	1,490	55
Comerica Inc	2,261	161
Cullen/Frost Bankers Inc	4,160	550
East West Bancorp Inc	2,774	186
Evercore Inc, Cl A	920	76
Everest Re Group Ltd	1,305	343
Eversource Energy	2,140	167
Fidelity National Financial Inc	10,102	366
First American Financial Corp	2,817	130
First Hawaiian Inc	3,930	97
First Republic Bank/CA	1,145	149
Globe Life Inc	2,277	227
Interactive Brokers Group Inc, Cl A	4,624	295
Loews Corp	1,340	67
Markel Corp *	220	238
MGIC Investment Corp	35,030	449
Nasdaq Inc, Cl A	1,386	79
New York Community Bancorp Inc	11,935	102
Old Republic International Corp	5,508	115
PacWest Bancorp	8,068	182
Pinnacle Financial Partners Inc	2,870	233
Popular Inc	2,256	163
Primerica Inc	977	121
Progressive Corp/The	3,005	349
Prosperity Bancshares Inc	2,904	194
Regions Financial Corp	3,604	72
Reinsurance Group of America Inc, Cl A	3,541	445
Signature Bank/New York NY, Cl B	2,136	323
SLM Corp	7,455	104
Stifel Financial Corp	8,358	434
Synchrony Financial	7,920	223
Synovus Financial Corp	2,590	97
Umpqua Holdings Corp	4,080	70
Unum Group	7,000	272
W R Berkley Corp	2,062	133
Webster Financial Corp	3,691	167
Western Alliance Bancorp	5,414	356

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wintrust Financial Corp	1,890	$154
Zions Bancorp NA	1,180	60
		10,454
Health Care — 10.6%
Agilent Technologies Inc	4,116	500
agilon health Inc *	6,400	150
Alnylam Pharmaceuticals Inc *	550	110
AmerisourceBergen Corp, Cl A	2,250	304
Biogen Inc *	2,000	534
Bio-Techne Corp	292	83
Centene Corp *	4,475	348
Chemed Corp	765	334
DaVita Inc *	860	71
Dexcom Inc *	840	68
Doximity Inc, Cl A *	4,230	128
Encompass Health Corp	7,343	332
Enhabit Inc *	992	14
Envista Holdings Corp *	5,310	174
Exelixis Inc *	11,950	188
IDEXX Laboratories Inc *	890	290
Incyte Corp *	1,010	67
IQVIA Holdings Inc *	1,778	322
Jazz Pharmaceuticals PLC *	504	67
Laboratory Corp of America Holdings	2,260	463
Mettler-Toledo International Inc *	241	261
Molina Healthcare Inc *	970	320
Neurocrine Biosciences Inc *	940	100
Organon & Co	2,600	61
Perrigo Co PLC	3,990	142
Premier Inc, Cl A	7,870	267
Quest Diagnostics Inc	1,165	143
QuidelOrtho Corp *	770	55
Repligen Corp *	725	136
Royalty Pharma PLC, Cl A	7,173	288
Signify Health Inc, Cl A *	2,270	66
United Therapeutics Corp *	1,090	228
Veeva Systems Inc, Cl A *	1,429	236
Waters Corp *	1,013	273
Zimmer Biomet Holdings Inc	1,699	178
		7,301
Industrials — 12.7%
A O Smith Corp	3,510	171
Advanced Drainage Systems Inc	3,000	373
AerCap Holdings NV *	3,592	152
Allegion PLC	2,188	196
AMETEK Inc	967	110
Booz Allen Hamilton Holding Corp, Cl A	2,692	249
Carlisle Cos Inc	882	247
Cintas Corp	790	307
Clean Harbors Inc *	5,086	559
Copa Holdings SA, Cl A *	1,280	86

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Copart Inc *	740	$79
Cummins Inc	450	92
Dover Corp	3,233	377
Expeditors International of Washington Inc	1,220	108
Fastenal Co, Cl A	3,047	140
Fortune Brands Home & Security Inc	2,451	132
GXO Logistics Inc *	1,760	62
HEICO Corp, Cl A	1,930	221
Hexcel Corp, Cl A	3,561	184
Huntington Ingalls Industries Inc, Cl A	518	115
Knight-Swift Transportation Holdings Inc, Cl A	2,826	138
Landstar System Inc	1,408	203
Leidos Holdings Inc	1,698	149
Lincoln Electric Holdings Inc	420	53
Masco Corp	1,242	58
MSC Industrial Direct Co Inc, Cl A	940	68
Old Dominion Freight Line Inc, Cl A	1,250	311
Otis Worldwide Corp	7,115	454
Owens Corning	3,589	282
Parker-Hannifin Corp, Cl A	880	213
Regal Rexnord Corp	3,186	447
Republic Services Inc	1,024	139
Robert Half International Inc	3,713	284
Rockwell Automation Inc	265	57
Ryder System Inc	3,630	274
Schneider National Inc, Cl B	5,190	105
Snap-on Inc	1,067	215
Tetra Tech Inc	1,350	173
Textron Inc	1,270	74
Trane Technologies PLC	853	124
United Rentals Inc *	1,330	359
Univar Solutions Inc *	4,440	101
Watsco Inc	523	135
Westinghouse Air Brake Technologies Corp	2,574	209
WW Grainger Inc	470	230
		8,815
Information Technology — 15.7%
Affirm Holdings, Cl A *	2,540	48
Akamai Technologies Inc *	2,730	219
Amdocs Ltd	3,196	254
Amphenol Corp, Cl A	935	63
Arrow Electronics Inc, Cl A *	575	53
Avnet Inc	7,385	267
Bill.com Holdings Inc *	1,134	150
Cadence Design Systems Inc *	2,175	355
CDW Corp/DE	2,098	327
Ceridian HCM Holding Inc *	980	55
Cirrus Logic Inc *	1,400	96
Cloudflare Inc, Cl A *	2,887	160
Crowdstrike Holdings Inc, Cl A *	2,930	483
Datadog Inc, Cl A *	2,505	222

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DoubleVerify Holdings Inc *	7,350	$201
Dynatrace Inc *	6,363	222
Enphase Energy Inc *	1,062	295
Entegris Inc	1,800	149
F5 Inc, Cl A *	1,644	238
Fair Isaac Corp *	213	88
First Solar Inc *	450	60
FleetCor Technologies Inc *	2,267	399
Fortinet Inc *	1,440	71
Global Payments Inc	2,207	238
HubSpot Inc *	487	132
Jabil Inc	8,883	513
Keysight Technologies Inc *	583	92
Lattice Semiconductor Corp *	5,870	289
Manhattan Associates Inc *	2,295	305
Marvell Technology Inc	2,675	115
Microchip Technology Inc	4,676	285
MongoDB Inc, Cl A *	259	51
Monolithic Power Systems Inc	1,320	480
Motorola Solutions Inc	2,623	588
NortonLifeLock Inc	6,590	133
Palantir Technologies Inc, Cl A *	11,452	93
Palo Alto Networks Inc *	1,398	229
Paychex Inc	4,870	546
Paycom Software Inc *	1,330	439
PTC Inc *	1,605	168
Qorvo Inc *	2,760	219
Skyworks Solutions Inc	3,509	299
Smartsheet Inc, Cl A *	3,166	109
Splunk Inc *	1,720	129
StoneCo Ltd, Cl A *	8,750	83
Synopsys Inc *	744	227
Twilio Inc, Cl A *	980	68
Unity Software Inc *	2,186	70
Universal Display Corp	1,569	148
VeriSign Inc *	462	80
Vontier Corp	3,099	52
Zebra Technologies Corp, Cl A *	248	65
Zscaler Inc *	520	85
		10,805
Materials — 5.3%
Albemarle Corp	640	169
Ashland Inc	2,340	222
Axalta Coating Systems Ltd *	8,917	188
Berry Global Group Inc *	4,410	205
Chemours Co/The	4,209	104
Eagle Materials Inc	2,380	255
Element Solutions Inc	4,550	74
FMC Corp	2,898	306
Huntsman Corp	2,156	53
International Flavors & Fragrances Inc	1,285	117
International Paper Co	5,550	176

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Mid-Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Livent Corp *	8,015	$246
NewMarket Corp	423	127
Nucor Corp	1,340	144
Packaging Corp of America	760	85
PPG Industries Inc	870	96
Reliance Steel & Aluminum Co	706	123
Scotts Miracle-Gro Co/The, Cl A	1,143	49
Silgan Holdings Inc	6,038	254
Sonoco Products Co	1,530	87
SSR Mining	9,160	135
Steel Dynamics Inc	1,175	83
United States Steel Corp	4,710	85
Valvoline Inc	6,894	175
Westrock Co	2,370	73
		3,631
Real Estate — 7.9%
Alexandria Real Estate Equities Inc ‡	1,668	234
Apartment Income Corp ‡	4,460	172
AvalonBay Communities Inc ‡	294	54
Boston Properties Inc ‡	1,468	110
Camden Property Trust ‡	1,440	172
CBRE Group Inc, Cl A *	4,163	281
Cousins Properties Inc ‡	2,120	49
Digital Realty Trust Inc, Cl A ‡	1,062	105
Douglas Emmett Inc ‡	3,500	63
EastGroup Properties Inc ‡	930	134
EPR Properties, Cl A ‡	7,190	258
Equity Residential ‡	770	52
Essex Property Trust Inc ‡	1,071	259
Extra Space Storage Inc ‡	856	148
Federal Realty Investment trustOP LP ‡	670	60
First Industrial Realty Trust Inc ‡	3,610	162
Healthcare Realty Trust, Cl A ‡	3,470	72
Healthpeak Properties Inc ‡	3,829	88
Highwoods Properties Inc ‡	2,949	80
Host Hotels & Resorts Inc ‡	12,628	201
Invitation Homes Inc ‡	2,405	81
Jones Lang LaSalle Inc *‡	1,550	234
Lamar Advertising Co, Cl A ‡	760	63
Mid-America Apartment Communities Inc ‡	1,106	172
National Retail Properties Inc ‡	10,541	420
Omega Healthcare Investors Inc ‡	4,425	130
Park Hotels & Resorts Inc ‡	7,770	88
Rexford Industrial Realty Inc ‡	1,910	99
SBA Communications Corp, Cl A ‡	1,260	359
Simon Property Group Inc ‡	3,083	277
SL Green Realty Corp ‡	1,640	66
Spirit Realty Capital Inc ‡	3,775	136
STORE Capital Corp ‡	8,350	262
Ventas Inc ‡	4,763	191

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Welltower Inc ‡	1,737	$112
		5,444
Utilities — 6.0%
Alliant Energy Corp	2,500	132
American Water Works Co Inc	1,980	258
CenterPoint Energy Inc	10,746	303
CMS Energy Corp	1,280	75
Consolidated Edison Inc	810	69
DTE Energy Co	2,111	243
Entergy Corp	3,442	346
Evergy Inc	6,437	382
FirstEnergy Corp	5,373	199
Hawaiian Electric Industries Inc	4,330	150
IDACORP Inc, Cl A	1,502	149
National Fuel Gas Co	4,615	284
NiSource Inc	14,219	358
NRG Energy Inc	4,560	175
PPL Corp	10,580	268
UGI Corp	4,683	151
Vistra Corp	2,460	52
WEC Energy Group Inc	4,039	361
Xcel Energy Inc	2,510	161
		4,116
Total Common Stock
(Cost $73,556) ($ Thousands)		66,561

EXCHANGE TRADED FUND — 0.3%
iShares Russell Mid-Cap Value ETF	2,070	199
Total Exchange Traded Fund
(Cost $224) ($ Thousands)		199

CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	2,161,454	2,161
Total Cash Equivalent
(Cost $2,161) ($ Thousands)		2,161
Total Investments in Securities — 99.9%
(Cost $75,941) ($ Thousands)		$68,921

SEI Institutional Managed Trust / Annual Report / September 30, 2022

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P Mid Cap 400 Index E-MINI	4	Dec-2022	$989	$883	$(106)

Percentages are based on a Net Assets of $68,994 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

As of September 30, 2022, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$—	$340	$(340)	$—	$—	$—	—	$1	$—
SEI Daily Income Trust, Government Fund, Cl F	1,223	48,193	(47,255)	—	—	2,161	2,161,454	11	—
Totals	$1,223	$48,533	$(47,595)	$—	$—	$2,161		$12	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

U.S. Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.4%
Communication Services — 6.1%
Advantage Solutions Inc *	6,689	$14
Alphabet Inc, Cl A *	15,040	1,439
Alphabet Inc, Cl C *	15,073	1,449
AT&T Inc	397,100	6,091
Comcast Corp, Cl A	153,928	4,515
EchoStar Corp, Cl A *	9,048	149
Fox Corp, Cl A	114,612	3,516
Fox Corp, Cl B	35,449	1,010
IMAX Corp *	9,477	134
Interpublic Group of Cos Inc/The	12,705	325
Omnicom Group Inc	118,736	7,491
Playstudios Inc *(A)	20,626	72
Scholastic Corp, Cl B	5,995	185
Shutterstock Inc	4,465	224
SK Telecom Co Ltd ADR	84,213	1,622
United States Cellular Corp *	630	16
Verizon Communications Inc	440,474	16,725
Warner Bros Discovery Inc *	71,994	828
World Wrestling Entertainment Inc, Cl A	44,230	3,104
		48,909
Consumer Discretionary — 7.3%
Arko Corp	22,999	216
AutoZone Inc *	3,356	7,188
Canadian Tire Corp Ltd, Cl A	23,000	2,461
Coursera Inc *	5,773	62
Dollar General Corp	4,345	1,042
DR Horton Inc	26,000	1,751
eBay Inc	66,799	2,459
Gentex Corp	37,401	892
Grand Canyon Education Inc *	21,460	1,765
H&R Block Inc	150,165	6,388
Honda Motor Co Ltd ADR	145,242	3,136
Lowe's Cos Inc	18,200	3,418

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marriott International Inc/MD, Cl A	10,160	$1,424
Mattel Inc *	1,245	24
Murphy USA Inc	19,500	5,361
Service Corp International/US	63,165	3,647
Standard Motor Products Inc	1,702	55
Stride Inc *	4,253	179
Sturm Ruger & Co Inc	61,800	3,139
Target Corp, Cl A	30,300	4,496
Toyota Motor Corp ADR (A)	33,700	4,391
Vail Resorts Inc	8,727	1,882
Whirlpool Corp	20,400	2,750
		58,126
Consumer Staples — 17.1%
Altria Group Inc	117,970	4,764
Andersons Inc/The	8,466	263
Archer-Daniels-Midland Co	64,900	5,221
Benson Hill Inc *	56,800	156
BRC Inc, Cl A *(A)	6,187	48
Bunge Ltd	13,231	1,093
Calavo Growers Inc	1,459	46
Cal-Maine Foods Inc	7,568	421
Campbell Soup Co	94,090	4,434
Church & Dwight Co Inc	38,343	2,739
Clorox Co/The	20,499	2,632
Coca-Cola Co/The	63,303	3,546
Coca-Cola Consolidated Inc	546	225
Colgate-Palmolive Co	64,470	4,529
Conagra Brands Inc	264,317	8,625
Costco Wholesale Corp	5,933	2,802
Duckhorn Portfolio Inc/The *	9,557	138
Energizer Holdings Inc	1,730	43
Flowers Foods Inc	130,308	3,217
Fresh Del Monte Produce Inc	2,281	53
General Mills Inc	151,986	11,644
Hain Celestial Group Inc/The *	3,693	62
Herbalife Nutrition Ltd *	7,175	143
Hershey Co/The	3,472	765
Hormel Foods Corp	69,899	3,176
Hostess Brands Inc, Cl A *	20,093	467
Ingles Markets Inc, Cl A	1,106	88
Inter Parfums Inc	192	15
J & J Snack Foods Corp	2,786	361
J M Smucker Co/The	89,816	12,342
John B Sanfilippo & Son	6,116	463
Kellogg Co	118,840	8,278
Keurig Dr Pepper Inc	37,691	1,350
Kimberly-Clark Corp	7,760	873
Kraft Heinz Co/The	219,400	7,317
Kroger Co/The	327,927	14,347
Lancaster Colony Corp	1,267	190
Molson Coors Beverage Co, Cl B	101,200	4,857
National Beverage Corp, Cl A *	1,229	47

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Natural Grocers by Vitamin Cottage Inc	4,622	$50
Nu Skin Enterprises Inc, Cl A	4,066	136
PepsiCo Inc	7,766	1,268
Pilgrim's Pride Corp *	89,326	2,056
PriceSmart Inc	1,060	61
Procter & Gamble Co/The	30,554	3,857
Reynolds Consumer Products Inc	18,700	486
Seaboard Corp	64	218
Simply Good Foods Co/The *	9,161	293
SpartanNash Co	10,003	290
Tootsie Roll Industries Inc	8,692	289
Turning Point Brands Inc	10,972	233
Tyson Foods Inc, Cl A	130,085	8,577
Universal Corp/VA	7,525	346
USANA Health Sciences Inc *	5,168	290
Utz Brands Inc	24,924	376
Vector Group Ltd	29,933	264
Village Super Market Inc, Cl A	10,265	198
Vital Farms Inc *	17,985	215
WD-40 Co	1,798	316
Weis Markets Inc	62,800	4,474
Whole Earth Brands Inc *	39,627	152
		136,225
Energy — 3.4%
Arch Resources Inc	162	19
California Resources Corp	3,981	153
Cheniere Energy Inc	5,442	903
Chesapeake Energy Corp	27,760	2,615
Chevron Corp	49,000	7,040
DT Midstream Inc	23,349	1,212
EOG Resources Inc	1,542	172
Exxon Mobil Corp	95,432	8,332
HighPeak Energy Inc (A)	3,951	86
Kinder Morgan Inc	317,300	5,280
Marathon Oil Corp	40,267	909
SFL Corp Ltd	8,928	81
Southwestern Energy Co *	85,507	523
		27,325
Financials — 10.6%
Aflac Inc	221,967	12,475
Alerus Financial Corp	3,428	76
Allstate Corp/The	79,900	9,950
Amalgamated Financial Corp	7,140	161
American Financial Group Inc/OH	14,800	1,819
AMERISAFE Inc	2,289	107
Annaly Capital Management Inc ‡	63,275	1,086
Axis Capital Holdings Ltd	22,074	1,085
Bank of New York Mellon Corp/The	198,000	7,627
Berkshire Hathaway Inc, Cl B *	27,300	7,290
Blue Ridge Bankshares Inc	15,967	203
Business First Bancshares Inc	657	14

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Byline Bancorp Inc	5,118	$104
Canadian Imperial Bank of Commerce	85,800	3,775
Cboe Global Markets Inc	23,418	2,749
City Holding Co	189	17
Columbia Financial Inc *	22,911	484
Community Bank System Inc	5,489	330
CVB Financial Corp	9,968	252
Donegal Group Inc, Cl A	12,750	172
Eastern Bankshares Inc	16,002	314
Employers Holdings Inc	9,925	342
Erie Indemnity Co, Cl A	3,284	730
Everest Re Group Ltd	12,673	3,326
Farmers National Banc Corp	8,060	106
First Financial Bankshares Inc, Cl A	3,256	136
First Financial Corp/IN	6,284	284
Five Star Bancorp	836	24
Greenlight Capital Re Ltd, Cl A *	22,757	169
Hanover Insurance Group Inc/The, Cl A	6,921	887
HarborOne Bancorp Inc	7,453	100
Hartford Financial Services Group Inc/The	69,100	4,280
Independent Bank Corp/MI	1,017	19
Intercontinental Exchange Inc	21,332	1,927
Loblaw Cos Ltd	61,600	4,904
MarketAxess Holdings Inc	7,060	1,571
Marsh & McLennan Cos Inc	20,801	3,105
MetLife Inc	57,100	3,471
Midland States Bancorp Inc	5,574	131
Morningstar Inc, Cl A	7,938	1,685
National Bank Holdings Corp, Cl A	6,100	226
NI Holdings Inc *	1,671	22
OceanFirst Financial Corp	2,130	40
Safety Insurance Group Inc	3,396	277
SLM Corp	5,318	74
Stewart Information Services Corp	3,874	169
TPG RE Finance Trust Inc ‡	3,486	24
Univest Financial Corp	7,325	172
Virtu Financial Inc, Cl A	130,019	2,700
Washington Federal Inc	79,300	2,377
Zions Bancorp NA	28,443	1,447
		84,815
Health Care — 20.6%
4D Molecular Therapeutics Inc *	1,835	15
Abbott Laboratories	6,401	619
AbbVie Inc	75,588	10,145
AbCellera Biologics Inc *	11,869	117
Aclaris Therapeutics Inc *	10,219	161
AdaptHealth Corp, Cl A *	4,881	92
Adicet Bio Inc *	7,789	111
Aerie Pharmaceuticals Inc *	4,863	74
Agilent Technologies Inc	2,829	344
Alkermes PLC *	982	22
Alpine Immune Sciences Inc *(A)	18,254	131

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Amgen Inc, Cl A	42,500	$9,580
Amphastar Pharmaceuticals Inc *	7,361	207
Anika Therapeutics Inc *	7,152	170
Becton Dickinson and Co	2,810	626
Biogen Inc *	6,089	1,626
Bio-Rad Laboratories Inc, Cl A *	283	118
Bio-Techne Corp	1,894	538
Bristol-Myers Squibb Co	175,120	12,449
Catalyst Pharmaceuticals Inc *	20,671	265
Cigna Corp	138	38
Computer Programs and Systems Inc *	1,830	51
Corcept Therapeutics Inc *	6,732	173
Cross Country Healthcare Inc *	719	20
CVS Health Corp	119,726	11,418
Danaher Corp, Cl A	8,579	2,216
DocGo Inc *	2,041	20
Dynavax Technologies Corp *	10,904	114
Eagle Pharmaceuticals Inc/DE *	9,374	248
Exelixis Inc *	53,446	838
Gilead Sciences Inc	242,628	14,968
Halozyme Therapeutics Inc *	732	29
Harmony Biosciences Holdings Inc *	4,446	197
Henry Schein Inc *	2,487	164
Hologic Inc *	17,518	1,130
Horizon Therapeutics Plc *	41,295	2,556
IDEXX Laboratories Inc *	629	205
Incyte Corp *	42,397	2,825
iRadimed Corp *	8,227	247
Ironwood Pharmaceuticals Inc, Cl A *	22,391	232
iTeos Therapeutics Inc *	6,344	121
Johnson & Johnson	87,799	14,343
Laboratory Corp of America Holdings	14,400	2,949
Masimo Corp *	6,331	894
McKesson Corp	29,000	9,856
Merck & Co Inc	259,926	22,385
Mesa Laboratories Inc	902	127
Mettler-Toledo International Inc *	759	823
Neurocrine Biosciences Inc *	29,537	3,137
Organon & Co	24,839	581
Orthofix Medical Inc *	1,216	23
Pacira BioSciences Inc *	4,236	225
Patterson Cos Inc	8,521	205
PerkinElmer Inc	1,810	218
Pfizer Inc	355,081	15,538
Phibro Animal Health Corp, Cl A	8,450	112
Point Biopharma Global Inc, Cl A *	4,532	35
Premier Inc, Cl A	77,570	2,633
Prestige Consumer Healthcare Inc, Cl A *	2,007	100
QIAGEN NV *	71,644	2,958
Quest Diagnostics Inc	27,500	3,374
Sage Therapeutics Inc *	3,057	120
Tango Therapeutics Inc *	3,300	12

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Thermo Fisher Scientific Inc	2,307	$1,170
UFP Technologies Inc *	3,754	322
United Therapeutics Corp *	8,267	1,731
Vanda Pharmaceuticals Inc *	26,865	265
Viatris Inc, Cl W *	288,975	2,462
West Pharmaceutical Services Inc	6,991	1,720
Zimmer Biomet Holdings Inc	8,974	938
		164,476
Industrials — 8.7%
3M Co	26,093	2,883
AerSale Corp *	5,045	93
Allison Transmission Holdings Inc	141,695	4,784
AMERCO	3,441	1,752
Barrett Business Services Inc	480	37
Booz Allen Hamilton Holding Corp, Cl A	12,611	1,165
BWX Technologies Inc, Cl W	11,628	586
CBIZ Inc *	9,093	389
CH Robinson Worldwide Inc	35,240	3,394
Cummins Inc	31,600	6,431
Ennis Inc	15,604	314
Expeditors International of Washington Inc	35,723	3,155
Exponent Inc	525	46
Franklin Covey Co *	2,173	99
FTI Consulting Inc *	20,463	3,391
General Dynamics Corp	10,979	2,329
Golden Ocean Group Ltd (A)	19,649	147
Heidrick & Struggles International Inc	7,375	192
Hudson Technologies Inc *	34,139	251
Huntington Ingalls Industries Inc, Cl A	7,736	1,713
Kforce Inc	3,627	213
Landstar System Inc	6,957	1,004
Lockheed Martin Corp	19,149	7,397
ManpowerGroup Inc	15,472	1,001
Miller Industries Inc/TN	1,507	32
Mueller Industries Inc	2,586	154
National Presto Industries	5,408	352
Northrop Grumman Corp	14,832	6,976
Otis Worldwide Corp	10,404	664
Resources Connection Inc	14,682	265
Robert Half International Inc	26,373	2,018
Rollins Inc	37,951	1,316
Schneider National Inc, Cl B	152,118	3,088
Snap-on Inc	20,400	4,108
Toro Co/The	11,834	1,023
TrueBlue Inc *	5,196	99
V2X Inc *	3,981	141
Waste Management Inc	15,500	2,483
Werner Enterprises Inc	101,288	3,808
		69,293
Information Technology — 14.8%
A10 Networks Inc	18,240	242

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Adeia Inc	1,825	$26
Adobe Inc *	140	39
Amdocs Ltd	218,312	17,345
Arrow Electronics Inc, Cl A *	38,000	3,503
Autodesk Inc, Cl A *	2,918	545
Automatic Data Processing Inc	6,364	1,439
Aviat Networks Inc *	5,439	149
Avnet Inc	84,000	3,034
Brightcove Inc *	8,921	56
Broadridge Financial Solutions Inc	11,505	1,660
Cadence Design Systems Inc *	10,231	1,672
Canon Inc ADR (A)	212,800	4,639
Cisco Systems Inc	236,600	9,464
Consensus Cloud Solutions Inc *	11,533	545
CSG Systems International Inc	44,058	2,330
E2open Parent Holdings Inc *	17,751	108
GoDaddy Inc, Cl A *	15,666	1,110
Guidewire Software Inc, Cl Z *	6,158	379
Hackett Group Inc/The	9,794	174
Hewlett Packard Enterprise Co	418,100	5,009
Intel Corp	379,362	9,776
InterDigital Inc	6,798	275
International Business Machines Corp	102,708	12,203
Jack Henry & Associates Inc	1,684	307
KnowBe4 Inc, Cl A *	5,424	113
Knowles Corp *	187,900	2,287
Microsoft Corp	6,927	1,613
NetApp Inc	6,942	429
Open Text Corp	57,000	1,515
Oracle Corp, Cl B	245,528	14,994
OSI Systems Inc *	29,896	2,154
Progress Software Corp	8,096	344
QUALCOMM Inc	5,591	632
Sapiens International Corp NV	11,967	230
Seagate Technology Holdings PLC	106,500	5,669
Skyworks Solutions Inc	12,229	1,043
SPS Commerce Inc *	1,105	137
SS&C Technologies Holdings Inc	7,993	382
Synopsys Inc *	6,460	1,974
Upland Software Inc *	2,843	23
Western Union Co/The	608,574	8,216
		117,784
Materials — 3.2%
Ardagh Metal Packaging SA	25,040	121
Balchem Corp	1,406	171
Berry Global Group Inc *	56,453	2,627
International Paper Co	65,600	2,079
NewMarket Corp	17,959	5,403
Packaging Corp of America	32,800	3,683
Sealed Air Corp	43,200	1,923
Silgan Holdings Inc	155,186	6,524

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sonoco Products Co	46,200	$2,621
		25,152
Real Estate — 0.7%
Agree Realty Corp ‡	3,126	211
Broadstone Net Lease Inc, Cl A ‡	15,122	235
BRT Apartments Corp ‡	11,548	235
City Office REIT Inc ‡	11,287	112
Easterly Government Properties Inc, Cl A ‡	5,111	81
Equity Commonwealth *‡	16,655	406
Jones Lang LaSalle Inc *	8,062	1,218
Postal Realty Trust Inc, Cl A ‡	29,590	434
Public Storage ‡	8,782	2,571
RMR Group Inc/The, Cl A	9,071	215
		5,718
Utilities — 4.9%
American States Water Co	5,843	455
Artesian Resources Corp, Cl A	5,040	242
Avista Corp	4,419	164
Black Hills Corp, Cl A	3,328	225
Chesapeake Utilities Corp	3,721	429
Consolidated Edison Inc	9,926	851
DTE Energy Co	23,300	2,681
Entergy Corp	29,700	2,989
Evergy Inc	172,200	10,229
Exelon Corp	61,000	2,285
Hawaiian Electric Industries Inc	11,878	412
MGE Energy Inc	1,980	130
National Fuel Gas Co	116,469	7,169
New Jersey Resources Corp	336	13
Northwest Natural Holding Co	4,426	192
NorthWestern Corp	2,224	110
Otter Tail Corp	32,688	2,011
Portland General Electric Co	118,800	5,163
SJW Group	3,675	212
Spire	4,893	305
UGI Corp	76,500	2,473
Unitil Corp	5,006	232
		38,972
Total Common Stock
(Cost $702,101) ($ Thousands)		776,795

AFFILIATED PARTNERSHIP — 1.0%
SEI Liquidity Fund, LP
2.930% **†(B)	7,815,959	7,816
Total Affiliated Partnership
(Cost $7,817) ($ Thousands)		7,816

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

U.S. Managed Volatility Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	9,946,549	$9,947
Total Cash Equivalent
(Cost $9,947) ($ Thousands)		9,947
Total Investments in Securities — 99.6%
(Cost $719,865) ($ Thousands)		$794,558

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	70	Dec-2022	$13,061	$12,605	$(456)

Percentages are based on a Net Assets of $797,442 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022, was $7,508 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $7,816 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	776,795	–	–	776,795
Affiliated Partnership	–	7,816	–	7,816
Cash Equivalent	9,947	–	–	9,947
Total Investments in Securities	786,742	7,816	–	794,558

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(456)	–	–	(456)
Total Other Financial Instruments	(456)	–	–	(456)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$9,275	$54,801	$(56,259)	$—	$(1)	$7,816	7,815,959	$48	$—
SEI Daily Income Trust, Government Fund, Cl F	13,076	236,167	(239,296)	—	—	9,947	9,946,549	105	—
Totals	$22,351	$290,968	$(295,555)	$—	$(1)	$17,763		$153	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Global Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.5%
Australia — 0.4%
Coles Group Ltd	31,635	$335
Glencore PLC	120,052	631
Newcrest Mining Ltd	34,166	377
Orica Ltd	5,444	47
Rio Tinto Ltd	26,791	1,629
Telstra Corp Ltd, Cl B	71,362	177
		3,196
Austria — 0.0%
Oberbank AG	81	8
Telekom Austria AG, Cl A	44,848	259
		267
Belgium — 0.4%
Ageas SA/NV	21,222	774
Deme Group NV *	667	69
Etablissements Franz Colruyt NV	24,942	548
Solvay SA	20,355	1,575
		2,966
Brazil — 0.2%
Yara International ASA	52,707	1,848
Canada — 4.2%
Atco Ltd/Canada, Cl I	2,500	77
BCE Inc (A)	147,478	6,185
Canadian Utilities Ltd, Cl A	78,800	2,061
Dollarama Inc	14,300	825
Emera Inc	134,100	5,455
Empire Co Ltd, Cl A	52,400	1,310
Fortis Inc/Canada	44,300	1,692
George Weston Ltd	39,921	4,202
Loblaw Cos Ltd	65,526	5,216
Metro Inc/CN, Cl A	22,600	1,138
Nutrien Ltd	2,800	235
Tourmaline Oil Corp	37,700	1,970

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Waste Connections Inc	25,600	$3,477
		33,843
China — 0.7%
BOC Hong Kong Holdings Ltd	1,053,500	3,504
CITIC Telecom International Holdings Ltd	1,597,000	516
Kerry Logistics Network Ltd	135,554	217
Wilmar International Ltd	433,000	1,153
		5,390
Denmark — 0.9%
AP Moller - Maersk A/S, Cl B	42	76
Carlsberg AS, Cl B	22,777	2,662
Danske Bank A/S *	75,885	944
Novo Nordisk A/S, Cl B	35,981	3,583
		7,265
Finland — 1.0%
Elisa Oyj	122,658	5,556
Orion Oyj, Cl A	259	11
Orion Oyj, Cl B	26,878	1,131
Sampo Oyj, Cl A	27,138	1,158
		7,856
France — 1.7%
ABC arbitrage	4,265	27
Air Liquide SA	7,580	866
Bureau Veritas SA	9,397	210
Carrefour SA	185,952	2,578
Orange SA	398,206	3,600
Pernod Ricard SA	1,407	258
Sanofi	85,944	6,542
		14,081
Germany — 0.1%
Bayerische Motoren Werke AG	10,464	709
Commerzbank AG *	28,234	201
McKesson Europe AG	874	17
		927
Hong Kong — 2.9%
CK Hutchison Holdings Ltd	63,161	348
CK Infrastructure Holdings Ltd	316,000	1,612
CLP Holdings Ltd, Cl B	853,156	6,448
Dah Sing Banking Group Ltd	108,898	72
HK Electric Investments & HK Electric Investments Ltd	2,631,315	1,843
HKT Trust & HKT Ltd	2,767,000	3,240
Langham Hospitality Investments and Langham Hospitality Investments Ltd ‡	425,500	43
Link REIT ‡	135,200	944
Miramar Hotel & Investment	49,000	75
MTR Corp Ltd	118,500	543
New World Development Co Ltd ‡	345,000	980
PCCW Ltd	4,732,000	2,135

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Power Assets Holdings Ltd	964,000	$4,832
Prosperity REIT ‡	126,000	32
Regal Hotels International Holdings Ltd *	158,182	59
SmarTone Telecommunications Holdings Ltd	118,020	62
VTech Holdings Ltd	58,569	336
WH Group Ltd	478,000	300
		23,904
Ireland — 0.3%
Kerry Group PLC, Cl A	25,073	2,234
Israel — 2.3%
Bank Hapoalim BM	284,519	2,408
Bank Leumi Le-Israel BM	419,890	3,595
Bezeq The Israeli Telecommunication Corp Ltd	762,886	1,250
Check Point Software Technologies Ltd *	71,994	8,065
First International Bank Of Israel Ltd/The	24,926	1,011
ICL Group Ltd	131,062	1,053
Isracard Ltd	5	–
Nice Ltd *	2,924	552
Radware Ltd *	29,598	645
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	2,332	167
		18,746
Italy — 0.6%
ACEA SpA	28,012	304
Iren SpA	1,004,960	1,324
Italgas SpA	28,912	134
Orsero SpA	2,595	37
Recordati Industria Chimica e Farmaceutica SpA	10,314	377
Snam SpA	718,125	2,902
TXT e-solutions SpA *	5,101	56
		5,134
Japan — 8.0%
Achilles Corp	2,500	23
Ahjikan Co Ltd	1,800	11
Aichi Electric Co Ltd	600	13
Akita Bank Ltd	2,000	22
Alinco Inc	2,700	17
Anritsu Corp (A)	35,500	386
Araya Industrial Co Ltd	2,600	30
Arcs Co Ltd	38,300	547
Asante Inc	5,100	53
Autobacs Seven Co Ltd	33,200	321
Axial Retailing Inc	2,300	52
Belc Co Ltd	4,300	160
Calbee Inc	19,600	420
Canon Inc	25,800	564
Canon Marketing Japan Inc	7,100	157

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cawachi Ltd	27,300	$402
C'BON COSMETICS Co Ltd	1,100	12
CI Takiron Corp	11,600	42
Computer Engineering & Consulting Ltd	18,100	184
CONEXIO Corp	4,800	39
Create Medic Co Ltd	5,677	35
Dai Nippon Toryo Co Ltd	7,800	39
Earth Corp	21,200	760
Eizo Corp	8,600	216
Ezaki Glico Co Ltd	5,500	136
FAN Communications Inc	8,000	23
FJ Next Holdings Co Ltd	6,400	45
Fujicco Co Ltd (A)	22,500	297
Fujiya Co Ltd	8,200	139
Fukuda Denshi Co Ltd	100	5
Gakken Holdings Co Ltd	5,300	35
Gakkyusha Co Ltd	5,600	63
Hagihara Industries Inc	9,300	67
Heiwado Co Ltd	10,000	138
Hitachi Ltd	569	24
Hitachi Metals Ltd *	154,100	2,318
Hokkaido Gas Co Ltd *	2,400	26
Hokuto Corp	57,900	759
Inpex Corp	12,500	117
Itochu-Shokuhin Co Ltd	2,003	67
Japan Oil Transportation Co Ltd	2,100	33
Japan Tobacco Inc	384,100	6,311
JSP Corp	6,600	64
Kaken Pharmaceutical Co Ltd	23,200	611
Kakiyasu Honten Co Ltd	1,131	18
Kato Sangyo Co Ltd	27,200	628
KDDI Corp	219,100	6,405
Kenedix Retail REIT Corp ‡	162	299
Key Coffee Inc	1,800	26
Komeri Co Ltd	2,800	53
Kyokuyo Co Ltd	5,100	127
KYORIN Holdings Inc	104,700	1,280
Maezawa Kasei Industries Co Ltd	2,400	21
Marimo Regional Revitalization REIT Inc ‡	75	68
Marubeni Corp	122,300	1,067
Marvelous Inc *	5,300	24
McDonald's Holdings Co Japan Ltd	5,800	202
Megmilk Snow Brand Co Ltd	4,900	58
Ministop Co Ltd	4,700	46
Miroku Jyoho Service Co Ltd	6,500	65
Mitsubishi Corp	32,200	881
Mitsubishi Shokuhin Co Ltd	18,900	426
Mitsui & Co Ltd	23,800	506
MIXI Inc (A)	10,900	173
Miyoshi Oil & Fat Co Ltd	16,300	112
Mochida Pharmaceutical Co Ltd	6,100	142
Mori Hills REIT Investment Corp ‡	165	179

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mori Trust Sogo Reit Inc ‡	42	$40
Morinaga Milk Industry Co Ltd	4,000	117
Morozoff Ltd	1,200	31
Musashi Co Ltd	2,400	24
Natori Co Ltd	500	7
NEC Capital Solutions Ltd	1,600	23
Nichirei Corp	6,100	101
Nichirin Co Ltd	2,600	27
Nihon Chouzai Co Ltd	25,200	220
Nikko Co Ltd/Hyogo	5,600	23
Nippn Corp	111,234	1,194
Nippon Air Conditioning Services Co Ltd	4,300	22
Nippon BS Broadcasting Corp	1,700	11
NIPPON EXPRESS HOLDINGS INC	38,900	1,977
NIPPON REIT Investment Corp ‡	76	194
Nippon Telegraph & Telephone Corp	307,800	8,301
Nisshin Oillio Group Ltd/The	12,152	268
Nissin Foods Holdings Co Ltd	3,700	257
Nittoc Construction Co Ltd	17,600	109
Ohsho Food Service Corp	2,000	88
Okinawa Cellular Telephone Co	7,000	123
Okinawa Electric Power Co Inc/The *	35,000	256
Ooedo Onsen Reit Investment Corp ‡	67	30
Osaki Electric Co Ltd	13,700	47
Otsuka Holdings Co Ltd	31,100	985
OUG Holdings Inc	2,236	42
Plenus Co Ltd	3,000	40
San Holdings Inc	3,800	44
San ju San Financial Group Inc	3,700	36
San-A Co Ltd, Cl A	13,200	398
Sankyo Co Ltd	33,700	1,020
Shinmaywa Industries Ltd	22,800	153
Showa Sangyo Co Ltd	18,600	319
SKY Perfect JSAT Holdings Inc	180,700	647
SoftBank Corp (A)	597,800	5,969
SRA Holdings	5,000	103
ST Corp	5,400	56
Sugi Holdings Co Ltd	7,300	293
Sumitomo Corp	160,500	1,983
Sundrug Co Ltd	51,800	1,260
Suzuden Corp	2,100	30
Takamatsu Construction Group Co Ltd	6,300	82
Takasago International Corp	2,300	42
Takeda Pharmaceutical Co Ltd	38,300	994
Teijin Ltd	6,400	62
Tekken Corp	6,000	73
Toho Holdings Co Ltd	3,311	44
TOKAI Holdings Corp	35,200	212
Tokyo Gas Co Ltd	28,700	484
Trend Micro Inc/Japan *	114,200	6,151
Unicafe Inc *(A)	6,400	41
United Super Markets Holdings Inc	101,800	743

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Uoriki Co Ltd	3,100	$43
Valor Holdings Co Ltd	6,500	80
Vital KSK Holdings Inc	46,400	208
Wowow Inc	19,124	176
XYMAX REIT Investment Corp ‡	105	89
Yaoko Co Ltd	6,100	277
Yokorei Co Ltd	21,200	129
		65,387

Netherlands — 1.7%
Heineken Holding NV	1,881	129
JDE Peet's NV	15,328	448
Koninklijke Ahold Delhaize NV	151,653	3,861
Koninklijke KPN NV	633,337	1,713
OCI NV	26,860	983
Shell PLC	95,963	2,393
Wolters Kluwer NV	45,110	4,391
		13,918

New Zealand — 0.6%
Auckland International Airport Ltd *	87,157	353
Freightways Ltd	64,062	355
Manawa Energy Ltd	8,293	27
Mercury NZ Ltd	18,110	58
Spark New Zealand Ltd	1,377,583	3,896
Vector Ltd	16,407	37
		4,726

Norway — 1.5%
AF Gruppen ASA	449	6
Bouvet ASA	2,334	12
Equinor ASA	207,947	6,852
Gjensidige Forsikring ASA	9,038	155
Orkla ASA	216,768	1,574
Sparebank 1 Oestlandet	3,854	38
SpareBank 1 Sorost-Norge	3,479	16
SpareBank 1 SR-Bank ASA	3,367	32
Sparebanken Vest	8,999	68
Telenor ASA (A)	387,209	3,541
Veidekke ASA	21,684	162
		12,456

Portugal — 0.7%
Corticeira Amorim SGPS SA	6,549	58
Jeronimo Martins SGPS SA	207,913	3,871
Navigator Co SA/The	192,891	657
NOS SGPS SA	63,602	208
REN - Redes Energeticas Nacionais SGPS SA	471,024	1,113
		5,907

Singapore — 0.8%
Bukit Sembawang Estates Ltd ‡	11,000	35
Fraser and Neave Ltd	20,400	17
Jardine Cycle & Carriage Ltd	60,000	1,405
Jardine Matheson Holdings Ltd	32,300	1,633

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kimly Ltd	90,400	$21
Sheng Siong Group Ltd	1,367,374	1,506
Singapore Exchange Ltd	259,300	1,703
Singapore Technologies Engineering Ltd	206,400	513
		6,833
Spain — 0.7%
Banco Bilbao Vizcaya Argentaria SA	95,851	430
Banco Santander SA	23,026	54
Cia de Distribucion Integral Logista Holdings SA	29,542	538
Corp Financiera Alba SA	1,963	83
Endesa SA	37,373	561
Red Electrica Corp SA	247,820	3,802
		5,468
Sweden — 1.1%
Axfood AB	211,095	4,837
Essity AB, Cl B	47,942	947
Swedish Orphan Biovitrum AB *	34,105	659
Telefonaktiebolaget LM Ericsson, Cl B	66,465	389
Telia Co AB	698,023	2,010
		8,842
Switzerland — 4.8%
AEVIS VICTORIA SA	1,211	23
Allreal Holding AG ‡	3,340	466
Berner Kantonalbank AG	248	54
BKW AG	5,456	652
Emmi AG	346	269
Intershop Holding AG ‡	64	40
Luzerner Kantonalbank AG	118	49
Nestle SA	52,811	5,726
Novartis AG	95,835	7,324
Plazza AG ‡	133	44
PSP Swiss Property AG ‡	51,815	5,192
Roche Holding AG	24,006	7,962
Sonova Holding AG	12,263	2,705
St Galler Kantonalbank AG	625	287
Swisscom AG	17,778	8,345
TX Group AG	316	39
Zug Estates Holding AG, Cl B ‡	3	5
		39,182
United Kingdom — 4.6%
Alliance Pharma PLC	15,630	10
British Land Co PLC/The ‡	94,402	365
Bunzl PLC	41,823	1,277
Diageo PLC	3,467	146
Genus PLC	5,958	173
GSK PLC	332,356	4,799
HSBC Holdings PLC	586,895	3,038
IG Group Holdings PLC	28,721	243
Imperial Brands PLC	261,985	5,386

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Liberty Global PLC, Cl A *	28,939	$451
Liberty Global PLC, Cl C *	53,863	889
National Grid PLC	14,786	152
Reckitt Benckiser Group PLC	61,432	4,071
RELX PLC	230,133	5,622
Sage Group PLC/The	405,948	3,128
Shell PLC	155,576	3,859
Spirent Communications PLC	56,223	163
Standard Chartered PLC	25,733	161
Tesco PLC	920,270	2,112
Unilever PLC	23,783	1,045
		37,090
United States — 57.3%
3M Co	15,219	1,682
AbbVie Inc	52,221	7,009
Advance Auto Parts Inc	4,493	702
Allscripts Healthcare Solutions Inc *	18,511	282
Alphabet Inc, Cl A *	48,730	4,661
Alphabet Inc, Cl C *	17,340	1,667
Altria Group Inc	89,391	3,609
Amcor PLC	433,917	4,656
Amdocs Ltd	75,235	5,977
AMERCO *	709	361
American Business Bank *	1,369	54
American Electric Power Co Inc	24,246	2,096
American Software Inc/GA, Cl A	2,317	36
AMETEK Inc	1,257	142
Amgen Inc, Cl A	35,555	8,014
Aon PLC, Cl A	7,297	1,955
Apple Inc	45,559	6,296
AptarGroup Inc	15,356	1,459
Arrow Electronics Inc, Cl A *	19,194	1,769
Ashland Inc	3,510	333
AT&T Inc	291,376	4,470
AutoZone Inc *	3,599	7,709
Avnet Inc	16,532	597
Becton Dickinson and Co	10,910	2,431
Berkshire Hathaway Inc, Cl A *	11	4,471
Berkshire Hathaway Inc, Cl B *	10,147	2,709
Bio-Rad Laboratories Inc, Cl A *	8,030	3,350
BlackRock TCP Capital Corp	7,332	80
Bristol-Myers Squibb Co	74,587	5,302
Broadcom Inc	1,476	655
Brown & Brown Inc	15,200	919
Cadence Design Systems Inc *	8,407	1,374
Campbell Soup Co	68,397	3,223
Casey's General Stores Inc	7,894	1,599
Cboe Global Markets Inc	23,313	2,736
CF Industries Holdings Inc	27,785	2,674
CH Robinson Worldwide Inc	40,023	3,855
Chemed Corp	10,825	4,726
Church & Dwight Co Inc	118,550	8,469

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ciena Corp *	55,597	$2,248
Cigna Corp	6,966	1,933
Cisco Systems Inc	197,494	7,900
Clorox Co/The	19,529	2,507
CME Group Inc, Cl A	6,275	1,112
Coca-Cola Co/The	99,581	5,579
Colgate-Palmolive Co	101,625	7,139
Comcast Corp, Cl A	8,307	244
CommVault Systems Inc *	59,847	3,174
Computer Programs and Systems Inc *	3,066	85
Conagra Brands Inc	2,371	77
Consolidated Edison Inc	23,418	2,008
Costco Wholesale Corp	19,009	8,977
Crane Holdings Co	42,859	3,752
CVS Health Corp	26,200	2,499
Dell Technologies Inc, Cl C	10,610	363
Dolby Laboratories Inc, Cl A	34,396	2,241
Dollar General Corp	2,668	640
Dollar Tree Inc *	14,460	1,968
Domino's Pizza Inc	10,167	3,154
DTE Energy Co	51,056	5,874
Duke Energy Corp	58,999	5,488
Ecolab Inc	31,428	4,539
Ennis Inc	4,803	96
EOG Resources Inc	2,004	224
Everest Re Group Ltd	2,635	692
Exelon Corp	39,512	1,480
Expeditors International of Washington Inc	47,526	4,197
Exxon Mobil Corp	7,131	623
Fair Isaac Corp *	5,805	2,392
Flowers Foods Inc	175,867	4,342
FMC Corp	9,445	998
Fortinet Inc *	12,019	590
Fox Corp, Cl A	52,087	1,598
Fox Corp, Cl B	51,090	1,456
General Dynamics Corp	14,188	3,010
General Mills Inc	143,152	10,967
Genuine Parts Co	2,648	395
Gilead Sciences Inc	179,698	11,086
Graco Inc	17,242	1,034
Graham Holdings Co, Cl B	1,503	809
Grand Canyon Education Inc *	7,818	643
Henry Schein Inc *	26,827	1,764
Hershey Co/The	48,185	10,623
HF Sinclair Corp	98,327	5,294
Hologic Inc *	4,389	283
Hormel Foods Corp	23,330	1,060
Incyte Corp *	43,586	2,904
Intercontinental Exchange Inc	64,065	5,788
InterDigital Inc	2,441	99
International Business Machines Corp	21,660	2,573
J M Smucker Co/The	30,046	4,129

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Jack Henry & Associates Inc	7,815	$1,424
Jacobs Solutions Inc	19,602	2,127
John B Sanfilippo & Son Inc	7,496	568
Johnson & Johnson	68,222	11,145
Juniper Networks Inc	279,235	7,294
Kellogg Co	108,918	7,587
Keysight Technologies Inc *	3,442	542
Kimberly-Clark Corp	78,717	8,859
Knight-Swift Transportation Holdings Inc, Cl A	635	31
Kroger Co/The	84,855	3,713
Liberty Media Corp-Liberty Braves *	3,311	91
Lockheed Martin Corp	7,163	2,767
Marsh & McLennan Cos Inc	46,568	6,952
McCormick & Co Inc/MD	1,515	108
McKesson Corp	22,786	7,744
Merck & Co Inc	23,440	2,019
Microsoft Corp	28,838	6,716
Molina Healthcare Inc *	4,335	1,430
Mondelez International Inc, Cl A	119,899	6,574
National HealthCare Corp	3,231	205
Nelnet Inc, Cl A	644	51
NetApp Inc	14,925	923
NetScout Systems Inc *	14,779	463
New Mountain Finance Corp	8,564	99
NewMarket Corp	567	171
Newmont Corp	29,934	1,258
NextGen Healthcare Inc *	14,112	250
NiSource Inc	9,494	239
Northrop Grumman Corp	2,162	1,017
OGE Energy Corp	8,050	294
Omnicom Group Inc	6,364	401
Oracle Corp, Cl B	131,464	8,029
O'Reilly Automotive Inc *	1,137	800
PACCAR Inc	27,078	2,266
Packaging Corp of America	51,056	5,733
PepsiCo Inc	41,651	6,800
Pfizer Inc	82,505	3,610
Philip Morris International Inc	74,471	6,182
PPL Corp	98,732	2,503
Prestige Consumer Healthcare Inc, Cl A *	31,741	1,582
Procter & Gamble Co/The	70,137	8,855
Public Storage ‡	11,664	3,415
QIAGEN NV *	6,486	268
Regeneron Pharmaceuticals Inc *	444	306
Reliance Steel & Aluminum Co	30,806	5,373
Robert Half International Inc	2,671	204
Royal Gold Inc, Cl A	52,614	4,936
Royalty Pharma PLC, Cl A	35,690	1,434
RPM International Inc	20,644	1,720
Scholastic Corp, Cl B	4,346	134
Sealed Air Corp	10,578	471

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Service Corp International/US	32,119	$1,854
Sherwin-Williams Co/The, Cl A	22,829	4,674
Silgan Holdings Inc	119,090	5,007
Sixth Street Specialty Lending Inc	6,157	101
Sonoco Products Co	27,270	1,547
Southern Co/The	12,234	832
SS&C Technologies Holdings Inc	20,116	961
Synopsys Inc *	612	187
Travelers Cos Inc/The	19,381	2,969
Tyson Foods Inc, Cl A	58,775	3,875
UGI Corp	27,565	891
UnitedHealth Group Inc	1,757	887
USANA Health Sciences Inc *	14,391	806
Varia US Properties AG ‡	560	26
Verint Systems Inc *	17,057	573
Verizon Communications Inc	297,686	11,303
Vertex Pharmaceuticals Inc *	12,933	3,744
VMware Inc, Cl A *	1,674	178
Walgreens Boots Alliance Inc	75,431	2,369
Walmart Inc	33,741	4,376
Waste Connections Inc	2,059	278
Waste Management Inc	2,314	371
Waters Corp *	3,123	842
Waterstone Financial Inc	15,028	243
WEC Energy Group Inc	13,217	1,182
Western Union Co/The	62,808	848
Xcel Energy Inc	11,086	710
		468,076
Total Common Stock
(Cost $841,892) ($ Thousands)		795,542

AFFILIATED PARTNERSHIP — 2.1%
SEI Liquidity Fund, LP
2.930% **†(B)	17,357,413	17,355
Total Affiliated Partnership
(Cost $17,359) ($ Thousands)		17,355

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	8,497,139	8,497
Total Cash Equivalent
(Cost $8,497) ($ Thousands)		8,497
Total Investments in Securities — 100.6%
(Cost $867,748) ($ Thousands)		$821,394

SEI Institutional Managed Trust / Annual Report / September 30, 2022

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
Euro STOXX 50	21	Dec-2022	$751	$682	$(51)
FTSE 100 Index	4	Dec-2022	315	309	(9)
S&P 500 Index E-MINI	23	Dec-2022	4,507	4,142	(365)
SPI 200 Index	3	Dec-2022	318	312	(4)
TOPIX Index	2	Dec-2022	263	253	(8)
			$6,154	$5,698	$(437)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/17/22	DKK	39,513	USD	5,318	$107
Barclays PLC	10/17/22	NOK	89,555	USD	8,868	648
BNP Paribas	10/17/22	SGD	4,842	USD	3,440	66
BNP Paribas	10/17/22	CAD	21,589	USD	16,396	684
BNP Paribas	10/17/22	SEK	113,408	USD	10,625	398
Brown Brothers Harriman	10/17/22	AUD	51	USD	33	—
Brown Brothers Harriman	10/17/22	SGD	33	USD	24	—
Brown Brothers Harriman	10/17/22	SGD	34	USD	24	—
Brown Brothers Harriman	10/17/22	USD	18	AUD	28	—
Brown Brothers Harriman	10/17/22	USD	57	AUD	87	(2)
Brown Brothers Harriman	10/17/22	USD	139	NZD	240	(3)
Brown Brothers Harriman	10/17/22	NZD	165	USD	96	2
Brown Brothers Harriman	10/17/22	USD	113	SGD	162	—
Brown Brothers Harriman	10/17/22	USD	96	SGD	136	(1)
Brown Brothers Harriman	10/17/22	USD	242	NOK	2,547	(9)
Brown Brothers Harriman	10/17/22	USD	101	DKK	778	1
Brown Brothers Harriman	10/17/22	USD	211	DKK	1,580	(2)
Brown Brothers Harriman	10/17/22	EUR	109	USD	109	2
Brown Brothers Harriman	10/17/22	EUR	256	USD	249	(2)
Brown Brothers Harriman	10/17/22	GBP	26	USD	30	1
Brown Brothers Harriman	10/17/22	GBP	372	USD	405	(10)
Brown Brothers Harriman	10/17/22	CHF	454	USD	465	3
Brown Brothers Harriman	10/17/22	DKK	138	USD	19	—
Brown Brothers Harriman	10/17/22	DKK	324	USD	42	—
Brown Brothers Harriman	10/17/22	CAD	518	USD	380	4
Brown Brothers Harriman	10/17/22	USD	209	SEK	2,356	4
Brown Brothers Harriman	10/17/22	USD	370	SEK	4,075	(3)
Brown Brothers Harriman	10/17/22	USD	834	CAD	1,134	(9)
Brown Brothers Harriman	10/17/22	USD	322	GBP	294	6
Brown Brothers Harriman	10/17/22	USD	577	GBP	514	(3)
Brown Brothers Harriman	10/17/22	USD	195	HKD	1,530	—
Brown Brothers Harriman	10/17/22	USD	1,095	HKD	8,591	—
Brown Brothers Harriman	10/17/22	HKD	316	USD	40	—
Brown Brothers Harriman	10/17/22	HKD	1,161	USD	148	—
Brown Brothers Harriman	10/17/22	USD	307	CHF	304	2
Brown Brothers Harriman	10/17/22	USD	1,336	CHF	1,298	(16)

Brown Brothers Harriman	10/17/22	USD	586	EUR	606	8

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Global Managed Volatility Fund (Concluded)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/17/22	USD	1,226	EUR	1,236	$(14)
Brown Brothers Harriman	10/17/22	SEK	1,081	USD	100	2
Brown Brothers Harriman	10/17/22	SEK	1,705	USD	152	(2)
Brown Brothers Harriman	10/17/22	USD	433	JPY	62,653	—
Brown Brothers Harriman	10/17/22	USD	2,459	JPY	351,663	(27)
Brown Brothers Harriman	10/17/22	NOK	2,962	USD	281	9
Brown Brothers Harriman	10/17/22	JPY	119,828	USD	833	5
Standard Chartered	10/17/22	AUD	2,233	USD	1,506	71
Standard Chartered	10/17/22	GBP	13,693	USD	15,770	481
Standard Chartered	10/17/22	CHF	22,678	USD	23,722	652
Standard Chartered	10/17/22	EUR	30,771	USD	30,778	608
Standard Chartered	10/17/22	HKD	129,274	USD	16,480	6
Standard Chartered	10/17/22	JPY	5,299,497	USD	37,057	397
Westpac Banking	10/17/22	NZD	5,448	USD	3,270	189
						$4,253

Percentages are based on Net Assets of $816,386 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $15,403 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $17,355 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	795,507	35	–	795,542
Affiliated Partnership	–	17,355	–	17,355
Cash Equivalent	8,497	–	–	8,497
Total Investments in Securities	804,004	17,390	–	821,394

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(437)	–	–	(437)
Forwards Contracts*
Unrealized Appreciation	–	4,356	–	4,356
Unrealized Depreciation	–	(103)	–	(103)
Total Other Financial Instruments	(437)	4,253	–	3,816

*	Futures contracts and forward contracts are valued at unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$13,534	$169,536	$(165,711)	$(1)	$(3)	$17,355	17,357,413	$76	$—
SEI Daily Income Trust, Government Fund, Cl F	9,489	114,239	(115,231)	—	—	8,497	8,497,139	63	—
Totals	$23,023	$283,775	$(280,942)	$(1)	$(3)	$25,852		$139	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.4%
Communication Services — 1.9%
Alphabet Inc, Cl A *	26,840	$2,567
Alphabet Inc, Cl C *	8,020	771
AT&T Inc	190,500	2,923
Fox Corp, Cl A	83,711	2,568
Fox Corp, Cl B	20,512	585
Madison Square Garden Sports Corp *	8,586	1,173
Netflix Inc *	3,320	782
New York Times Co/The, Cl A	72,583	2,087
Verizon Communications Inc	77,700	2,950
		16,406
Consumer Discretionary — 5.2%
Amazon.com Inc, Cl A *	3,759	425
AutoZone Inc *	10,000	21,419
Darden Restaurants Inc	9,348	1,181
Dick's Sporting Goods Inc (A)	32,446	3,395
Dollar General Corp	8,848	2,122
Frontdoor Inc *	42,162	860
Honda Motor Co Ltd ADR	129,300	2,791
McDonald's Corp	25,411	5,863
Target Corp, Cl A	29,367	4,358
Toyota Motor Corp ADR	16,500	2,150
		44,564
Consumer Staples — 15.7%
Altria Group Inc	51,246	2,069
Archer-Daniels-Midland Co	11,942	961
Bunge Ltd	11,344	937
Campbell Soup Co	38,780	1,827
Church & Dwight Co Inc	65,117	4,652
Clorox Co/The	10,925	1,403
Coca-Cola Co/The	64,114	3,592
Coca-Cola Europacific Partners PLC	49,400	2,106
Colgate-Palmolive Co	77,717	5,460
Costco Wholesale Corp	10,898	5,147

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
General Mills Inc	69,730	$5,342
Hershey Co/The	33,058	7,288
Hormel Foods Corp	116,121	5,277
J M Smucker Co/The	33,538	4,609
Kellogg Co	91,886	6,401
Kimberly-Clark Corp	2,775	312
Kroger Co/The	387,301	16,944
Lamb Weston Holdings Inc	28,333	2,192
McCormick & Co Inc/MD	75,751	5,399
Metro Inc/CN, Cl A	58,400	2,940
PepsiCo Inc	56,305	9,192
Procter & Gamble Co/The	43,164	5,449
Tyson Foods Inc, Cl A	155,580	10,257
Walmart Inc	207,579	26,923
		136,679
Energy — 0.8%
Chesapeake Energy Corp	29,840	2,811
DT Midstream Inc	19,049	989
Williams Cos Inc/The	96,414	2,760
		6,560
Financials — 15.1%
Aflac Inc	112,800	6,339
Allstate Corp/The	65,446	8,150
American Financial Group Inc/OH	41,500	5,102
Assurant Inc	10,566	1,535
Bank of America Corp	13,067	395
Bank of Hawaii Corp	40,011	3,046
Bank OZK	120,055	4,749
Berkshire Hathaway Inc, Cl B *	64,800	17,303
Cboe Global Markets Inc	46,588	5,468
Chubb Ltd	12,399	2,255
Cullen/Frost Bankers Inc	14,152	1,871
Everest Re Group Ltd	39,096	10,260
Eversource Energy	77,645	6,053
First Hawaiian Inc	91,228	2,247
Hanover Insurance Group Inc/The, Cl A	31,723	4,065
M&T Bank Corp	11,588	2,043
MGIC Investment Corp	141,647	1,816
Morningstar Inc, Cl A	21,864	4,642
National Bank of Canada	54,700	3,447
Progressive Corp/The	115,800	13,457
RenaissanceRe Holdings Ltd	31,431	4,412
TFS Financial Corp	125,478	1,631
Travelers Cos Inc/The	110,125	16,871
Upstart Holdings Inc *(A)	11,322	236
White Mountains Insurance Group Ltd	2,847	3,710
		131,103
Health Care — 21.8%
AbbVie Inc	53,300	7,153
ABIOMED Inc *	6,106	1,500
AmerisourceBergen Corp, Cl A	14,727	1,993

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed Managed Volatility Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Amgen Inc, Cl A	16,800	$3,787
AstraZeneca PLC ADR	93,200	5,111
Baxter International Inc	21,262	1,145
Bio-Rad Laboratories Inc, Cl A *	3,640	1,518
Bristol-Myers Squibb Co	116,538	8,285
Chemed Corp	1,680	733
CVS Health Corp	31,417	2,996
Danaher Corp, Cl A	9,565	2,471
Elevance Health Inc	44,047	20,008
Eli Lilly & Co	86,800	28,067
Gilead Sciences Inc	48,639	3,001
Humana Inc	27,874	13,524
Johnson & Johnson	144,318	23,576
McKesson Corp	8,957	3,044
Merck & Co Inc	219,478	18,901
Mettler-Toledo International Inc *	3,296	3,573
Organon & Co	24,129	565
Pfizer Inc	215,073	9,412
Premier Inc, Cl A	67,410	2,288
Quest Diagnostics Inc	50,752	6,227
Thermo Fisher Scientific Inc	3,463	1,756
UnitedHealth Group Inc	35,650	18,005
		188,639
Industrials — 12.0%
3M Co	20,442	2,259
Carrier Global Corp	50,700	1,803
CH Robinson Worldwide Inc	34,716	3,344
Cummins Inc	10,600	2,157
EMCOR Group Inc	13,365	1,543
General Dynamics Corp	30,100	6,386
L3Harris Technologies Inc	26,704	5,550
Landstar System Inc	11,414	1,648
Lockheed Martin Corp	5,885	2,273
Northrop Grumman Corp	40,245	18,928
Quanta Services Inc	37,697	4,802
Raytheon Technologies Corp	135,100	11,059
Republic Services Inc	146,100	19,876
Schneider National Inc, Cl B	104,539	2,122
Waste Management Inc	124,467	19,941
		103,691
Information Technology — 16.6%
Amdocs Ltd	227,100	18,043
Apple Inc	238,100	32,906
Atlassian Corp PLC, Cl A *	9,066	1,909
Automatic Data Processing Inc	11,806	2,671
Ciena Corp *	22,463	908
Cisco Systems Inc	153,946	6,158
CSG Systems International Inc	37,600	1,988
F5 Inc, Cl A *	24,109	3,490
Jack Henry & Associates Inc	10,939	1,994
Marvell Technology Inc	24,484	1,051

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Microsoft Corp	92,307	$21,498
Motorola Solutions Inc	87,963	19,701
NetApp Inc	46,295	2,863
Oracle Corp, Cl B	220,065	13,439
Qorvo Inc *	29,520	2,344
Synopsys Inc *	41,600	12,709
		143,672
Materials — 2.2%
AptarGroup Inc	6,262	595
Avery Dennison Corp	31,600	5,141
Corteva Inc	84,619	4,836
Royal Gold Inc, Cl A	13,377	1,255
Sealed Air Corp	79,700	3,547
Silgan Holdings Inc	81,300	3,418
Sylvamo Corp	4,001	136
		18,928
Real Estate — 0.3%
Equity LifeStyle Properties Inc ‡	29,390	1,847
SBA Communications Corp, Cl A ‡	4,204	1,196
		3,043
Utilities — 6.8%
Ameren Corp	74,283	5,983
American Electric Power Co Inc	79,818	6,900
DTE Energy Co	38,099	4,383
Duke Energy Corp	41,536	3,864
Entergy Corp	17,400	1,751
National Fuel Gas Co	34,340	2,114
NextEra Energy Inc	101,249	7,939
Portland General Electric Co	73,374	3,189
Public Service Enterprise Group Inc	183,544	10,321
Southern Co/The	83,686	5,691
WEC Energy Group Inc	73,650	6,586
		58,721
Total Common Stock
(Cost $412,604) ($ Thousands)		852,006

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, LP
2.930% **†(B)	3,472,715	3,473
Total Affiliated Partnership
(Cost $3,473) ($ Thousands)		3,473

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	14,834,305	$14,834
Total Cash Equivalent
(Cost $14,834) ($ Thousands)		14,834
Total Investments in Securities — 100.5%
(Cost $430,911) ($ Thousands)		$870,313

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
S&P 500 Index E-MINI	37	Dec-2022	$6,863	$6,663	$(200)

Percentages are based on a Net Assets of $865,674 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022, was $3,144 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $3,473 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	852,006	–	–	852,006
Affiliated Partnership	–	3,473	–	3,473
Cash Equivalent	14,834	–	–	14,834
Total Investments in Securities	866,840	3,473	–	870,313

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(200)	–	–	(200)
Total Other Financial Instruments	(200)	–	–	(200)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$4,919	$48,248	$(49,694)	$—	$—	$3,473	3,472,715	$23	$—
SEI Daily Income Trust, Government Fund, Cl F	18,450	173,133	(176,749)	—	—	14,834	14,834,305	109	—
Totals	$23,369	$221,381	$(226,443)	$—	$—	$18,307		$132	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed International Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.9%
Australia — 6.0%
AGL Energy Ltd	212,782	$933
Ansell Ltd	49,106	794
APA Group	26,202	162
ASX Ltd	5,643	261
Aurizon Holdings Ltd	646,471	1,437
Australia & New Zealand Banking Group	6,058	89
Bendigo & Adelaide Bank	74,373	374
BHP Group Ltd	12,406	309
Coles Group Ltd	70,257	744
Computershare Ltd	19,479	312
CSL Ltd	4,422	808
Deterra Royalties	101,448	262
Dexus *‡	24,778	124
EBOS Group Ltd	5,627	120
Elders Ltd	75,275	577
Endeavour Group Ltd/Australia	21,286	96
Glencore PLC	134,502	707
Harvey Norman Holdings Ltd	390,215	1,015
JB Hi-Fi Ltd	37,759	918
Medibank Pvt Ltd	47,280	106
Metcash Ltd, Cl A	364,359	910
Newcrest Mining Ltd	13,198	146
Orica Ltd	26,594	228
Orora Ltd	552,104	1,070
Rio Tinto Ltd	10,669	649
Rio Tinto PLC	6,903	373
Sonic Healthcare Ltd	32,724	642
South32 Ltd	90,000	215
Telstra Corp Ltd, Cl B	502,620	1,248
Treasury Wine Estates Ltd	12,237	99
Vicinity Centres ‡	492,026	551
Wesfarmers Ltd	30,590	841
Woolworths Group Ltd	17,215	376
		17,496

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Austria — 0.6%
CA Immobilien Anlagen AG ‡	4,737	$141
Mayr Melnhof Karton AG	3,798	489
Oesterreichische Post AG (A)	28,842	768
S Immo AG	9,548	–
Telekom Austria AG, Cl A	81,520	471
		1,869
Belgium — 0.7%
Ageas SA/NV	24,693	900
Etablissements Franz Colruyt NV	38,879	854
Proximus SADP	12,731	132
UCB SA, Cl A	3,619	251
		2,137
Brazil — 0.2%
Yara International ASA	14,272	500
Canada — 2.4%
Bank of Nova Scotia/The, Cl C	11,839	566
Canadian Imperial Bank of Commerce (A)	27,615	1,215
Canadian Tire Corp Ltd, Cl A	16,576	1,774
Cogeco Communications Inc	11,746	616
Empire Co Ltd, Cl A	34,652	867
Loblaw Cos Ltd	24,108	1,919
		6,957
China — 0.3%
BOC Hong Kong Holdings Ltd	182,500	607
Wilmar International Ltd	124,500	331
		938
Denmark — 2.6%
AP Moller - Maersk A/S, Cl B	278	505
Carlsberg AS, Cl B	7,040	823
Coloplast A/S, Cl B	8,141	827
Danske Bank A/S	54,050	672
DSV A/S	1,567	184
Genmab A/S *	1,478	475
Jyske Bank A/S *	2,041	106
Novo Nordisk A/S, Cl B	16,930	1,686
Novozymes A/S, Cl B	9,303	467
Scandinavian Tobacco Group A/S	73,722	1,069
Solar A/S, Cl B	2,119	139
Sydbank A/S	22,507	616
UIE	5,640	141
		7,710
Finland — 1.9%
Elisa Oyj	10,673	484
Kemira Oyj	45,914	509
Kesko Oyj, Cl B	61,076	1,139
Metsa Board, Cl B	40,788	296
Orion Oyj, Cl B	31,149	1,311
TietoEVRY Oyj	44,315	1,002

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tokmanni Group Corp	25,796	$281
Valmet Oyj	23,100	467
		5,489
France — 8.4%
Air Liquide SA	4,883	558
Arkema SA	16,880	1,230
AXA SA	28,335	618
BNP Paribas SA	3,209	136
Caisse Regionale De Credit Agricole Mutuel Toulouse 31	1,278	79
Carrefour SA	175,877	2,438
Cie Generale des Etablissements Michelin SCA	71,836	1,609
Credit Agricole SA	22,471	182
Danone SA	14,006	662
Engie SA	101,359	1,166
Euroapi *	2,998	50
Ipsen SA	868	80
Legrand SA	2,586	167
L'Oreal SA	1,698	543
Metropole Television SA	61,744	745
Orange SA	463,660	4,192
Pernod Ricard SA	6,112	1,121
Publicis Groupe SA	1,746	83
Sanofi	67,489	5,137
Societe BIC SA	25,897	1,642
Thales SA, Cl A	5,065	558
TotalEnergies SE (A)	29,793	1,397
Virbac SA	506	132
Vivendi SE	23,119	179
		24,704
Germany — 4.6%
BASF SE	3,269	125
Bayer AG	3,100	143
Beiersdorf AG	12,795	1,257
Deutsche Boerse AG	4,123	676
Deutsche Post AG	32,014	965
Deutsche Telekom AG	173,520	2,952
E.ON SE	135,978	1,044
Freenet AG	58,729	1,113
Hannover Rueck SE	1,509	226
Hornbach Holding AG & Co KGaA	11,109	696
Merck KGaA	6,512	1,054
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,021	1,449
QIAGEN NV *	28,029	1,164
Siemens Healthineers AG	6,608	283
Sirius Real Estate Ltd ‡	87,389	69
Talanx AG	3,767	133
		13,349

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hong Kong — 4.0%
Chevalier International Holdings	86,000	$80
China Motor Bus Co Ltd ‡	9,200	88
CK Asset Holdings Ltd ‡	295,000	1,771
CK Hutchison Holdings Ltd	154,500	851
CK Infrastructure Holdings Ltd	94,000	479
CLP Holdings Ltd, Cl B	105,500	797
Dah Sing Banking Group Ltd	476,800	315
Henderson Land Development	52,000	146
HK Electric Investments & HK Electric Investments Ltd	1,490,000	1,044
HKT Trust & HKT Ltd	830,000	972
Kerry Properties Ltd ‡	349,500	662
Link ‡	58,800	410
Pacific Textiles Holdings	860,000	268
PCCW Ltd	1,246,704	563
Power Assets Holdings Ltd	205,500	1,030
SmarTone Telecommunications Holdings Ltd	328,500	172
VTech Holdings Ltd	271,500	1,557
WH Group Ltd	723,000	455
		11,660
Indonesia — 0.1%
First Resources Ltd	306,300	295

Ireland — 0.1%
Dole PLC	11,373	83
Kerry Group PLC, Cl A	2,681	239
		322
Israel — 1.7%
Albaad Massuot Yitzhak Ltd *	8,411	32
Bank Hapoalim BM	61,461	520
Bank Leumi Le-Israel BM	115,572	990
Check Point Software Technologies Ltd *	11,712	1,312
Elbit Systems Ltd	2,489	472
ICL Group Ltd	81,689	656
Isracard Ltd	–	–
Kerur Holdings Ltd	4,093	94
Mizrahi Tefahot Bank Ltd	12,013	422
Radware Ltd *	14,549	317
Shufersal Ltd	26,493	166
		4,981
Italy — 2.0%
A2A SpA	788,006	765
ACEA SpA	8,054	88
Assicurazioni Generali SpA	15,478	211
Enel SpA	61,229	251
Eni SpA	180,650	1,919
Hera SpA	309,958	658
Snam SpA	64,750	262
Terna - Rete Elettrica Nazionale	41,284	251

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UnipolSai Assicurazioni SpA	629,240	$1,305
		5,710
Japan — 25.4%
AEON Investment Corp ‡	918	991
Aozora Bank Ltd (A)	37,600	672
Arcs Co Ltd	32,700	467
Bandai Namco Holdings Inc	2,300	150
Bridgestone Corp	32,900	1,064
Brother Industries Ltd (A)	33,600	580
Canon Inc	99,600	2,175
Choushimaru Co Ltd	10,500	82
CI Takiron Corp	40,400	146
Daicel Corp	83,800	493
Daiichi Sankyo Co Ltd	7,500	210
Daiki Aluminium Industry Co Ltd	9,800	79
Dairei Co Ltd	6,300	81
Daito Trust Construction Co Ltd	3,800	355
DCM Holdings Co Ltd	137,200	1,118
Earth Corp	3,900	140
EDION Corp (A)	75,700	616
ENEOS Holdings Inc (A)	302,500	976
Fuji Nihon Seito	29,300	93
FUJIFILM Holdings Corp	7,600	347
Hokkaido Gas Co Ltd	9,800	107
Honda Motor Co Ltd	22,500	488
Hoya Corp	1,500	145
Idemitsu Kosan Co Ltd	11,000	239
Inaba Denki Sangyo Co Ltd	33,300	628
Inpex Corp	165,000	1,539
ITOCHU Corp (A)	124,300	3,000
Itochu Enex Co Ltd	106,300	750
Itoham Yonekyu Holdings	147,300	678
Iwatani Corp	11,200	422
Japan Post Bank Co Ltd	80,100	560
Japan Post Holdings Co Ltd	212,600	1,408
Japan Tobacco Inc	139,200	2,287
Kadoya Sesame Mills Inc	2,600	64
Kajima Corp (A)	111,600	1,058
Kaken Pharmaceutical Co Ltd	43,400	1,143
Kamigumi Co Ltd	31,800	587
Kaneka Corp	20,500	512
Kato Sangyo Co Ltd	8,700	201
KDDI Corp	142,600	4,169
Keihanshin Building Co Ltd ‡	14,200	120
Keisei Electric Railway	4,674	127
Keiyo Co Ltd	32,400	203
Kewpie Corp	5,800	95
Kinden Corp (A)	97,300	1,026
K's Holdings Corp	85,700	706
Kuraray Co Ltd	67,300	470
Kurimoto Ltd	18,400	204
KYORIN Holdings Inc	12,100	148

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kyushu Electric Power Co Inc	41,100	$219
Lawson Inc	14,800	484
Lintec Corp	27,600	424
Lion Corp	51,200	579
Marubeni Corp	17,400	152
Maruichi Steel Tube Ltd	14,300	293
McDonald's Holdings Co Japan Ltd	45,600	1,589
Medipal Holdings Corp	7,500	95
MEIJI Holdings Co Ltd (A)	22,000	976
Mitsubishi Corp	3,200	88
Mitsubishi Electric Corp	74,000	669
Mitsubishi Shokuhin Co Ltd	33,300	750
Mitsui & Co Ltd	28,400	604
Miyoshi Oil & Fat Co Ltd	10,200	70
Mizuho Financial Group Inc (A)	238,380	2,580
Morishita Jintan Co Ltd	800	10
MS&AD Insurance Group Holdings Inc	52,400	1,388
Nintendo Co Ltd	4,000	161
Nippn Corp	8,300	89
Nippon Electric Glass	35,100	605
NIPPON EXPRESS HOLDINGS INC	8,700	442
Nippon Telegraph & Telephone Corp	189,600	5,114
Nippon Television Holdings	69,200	554
Nissin Foods Holdings Co Ltd	2,500	174
Nitto Fuji Flour Milling Co Ltd	5,000	166
Nomura Holdings Inc	182,600	605
Okinawa Cellular Telephone Co	6,200	109
Ono Pharmaceutical Co Ltd	8,100	189
ORIX Corp (A)	30,600	429
Otsuka Corp	9,100	284
Otsuka Holdings Co Ltd	14,300	453
OUG Holdings Inc	4,800	89
Rengo Co Ltd	107,600	626
S&B Foods	3,700	95
Sankyo Co Ltd	38,600	1,169
Sankyu Inc	16,800	488
Secom Co Ltd	11,200	639
Seino Holdings Co Ltd	76,000	611
Sekisui House Ltd	47,800	792
Senko Group Holdings	59,100	390
Seven & i Holdings Co Ltd	5,500	221
SoftBank Corp (A)	144,000	1,438
Sompo Holdings Inc	16,900	676
Sugi Holdings Co Ltd	2,500	100
Sumitomo Chemical Co Ltd	26,200	90
Sumitomo Corp	58,500	723
Sumitomo Mitsui Financial Group Inc	51,200	1,419
Sumitomo Mitsui Trust Holdings	26,200	745
Sundrug Co Ltd	3,600	88
Suntory Beverage & Food Ltd	4,500	160
Taisei Corp	3,500	97
Takeda Pharmaceutical Co Ltd	3,700	96

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Techno Ryowa	6,100	$36
Teijin Ltd (A)	134,900	1,308
Toho Holdings Co Ltd	13,800	185
Tohoku Electric Power Co Inc (A)	142,300	669
Tokio Marine Holdings Inc	51,600	917
Tokyo Gas Co Ltd	36,000	608
Toyo Suisan Kaisha Ltd	17,600	726
Toyota Motor Corp	20,500	268
Trend Micro Inc/Japan	25,600	1,379
USS Co Ltd	55,500	857
Yamada Denki Co Ltd	406,800	1,338
Yamaguchi Financial Group	115,300	614
Yellow Hat Ltd	11,200	139
Zaoh Co Ltd	8,700	107
		74,166
Netherlands — 3.3%
ABN AMRO Bank NV	11,695	105
Heineken Holding NV	1,435	98
Heineken NV	5,349	467
JDE Peet's NV	21,171	619
Koninklijke Ahold Delhaize NV	197,687	5,033
Koninklijke KPN NV	75,711	205
NN Group NV	44,665	1,736
Signify NV	15,388	396
Wolters Kluwer NV	11,210	1,091
		9,750
New Zealand — 0.7%
Fisher & Paykel Healthcare Corp Ltd	19,131	200
Freightways Ltd	50,268	279
Mainfreight Ltd	8,970	342
Mercury NZ Ltd	109,078	351
Meridian Energy Ltd	35,190	95
Spark New Zealand Ltd	281,388	796
		2,063
Norway — 1.3%
Austevoll Seafood ASA	33,117	224
DNB Bank ASA	22,448	356
Equinor ASA	18,362	605
Norsk Hydro ASA	28,454	153
Orkla ASA	263,596	1,915
SpareBank 1 SR-Bank ASA	17,208	161
Telenor ASA	36,912	337
		3,751
Portugal — 0.7%
Galp Energia SGPS SA	11,883	114
Jeronimo Martins SGPS SA	75,328	1,403
NOS SGPS SA	37,349	122
Sonae SGPS	383,487	309
		1,948

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Singapore — 4.1%
DBS Group Holdings Ltd	108,700	$2,517
Great Eastern Holdings Ltd	6,700	88
Jardine Cycle & Carriage Ltd	129,200	3,025
Jardine Matheson Holdings Ltd	19,300	976
Keppel Corp Ltd	49,200	237
Mapletree Logistics Trust ‡	154,270	167
Oversea-Chinese Banking Corp Ltd	266,300	2,184
Sheng Siong Group Ltd	383,000	422
Singapore Exchange Ltd	14,800	97
Singapore Post Ltd	217,600	82
Straits Trading Co Ltd	87,910	149
United Overseas Bank Ltd	106,300	1,927
Venture Corp Ltd	17,400	198
		12,069
South Africa — 0.1%
Anglo American PLC	10,549	317
Thungela Resources Ltd	1,394	26
		343
Spain — 2.3%
CaixaBank SA	37,980	122
Cia de Distribucion Integral Logista Holdings SA	90,492	1,648
Ebro Foods SA	40,375	588
Endesa SA	105,051	1,577
Faes Farma SA	125,662	455
Iberdrola SA	67,684	631
Red Electrica Corp SA	51,275	787
Repsol SA, Cl A	67,895	780
		6,588
Sweden — 1.4%
Axfood AB	40,738	933
Epiroc AB, Cl B	14,793	186
Essity AB, Cl B	23,160	458
KNOW IT AB	7,589	152
Nordea Bank Abp, Cl A	56,350	482
Nyfosa AB ‡	18,745	108
Svenska Cellulosa AB SCA, Cl B	11,438	145
Swedbank AB, Cl A	38,917	511
Swedish Match AB	27,086	268
Swedish Orphan Biovitrum AB *	13,675	264
Tele2 AB, Cl B	10,380	90
Telefonaktiebolaget LM Ericsson, Cl B	38,928	228
Telia Co AB	97,571	281
		4,106
Switzerland — 9.4%
Alcon Inc	3,282	191
ALSO Holding AG	606	90
Baloise Holding AG	10,614	1,360
Banque Cantonale Vaudoise	2,566	243

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Managed International Managed Volatility Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Barry Callebaut AG	349	$660
Basellandschaftliche Kantonalbank	303	283
Berner Kantonalbank AG	473	103
BKW AG	12,115	1,447
Chocoladefabriken Lindt & Spruengli AG	97	1,300
Emmi AG	589	459
EMS-Chemie Holding AG	540	342
Helvetia Holding AG	6,900	648
Intershop Holding AG ‡	203	128
Kuehne + Nagel International AG	410	84
Nestle SA	10,269	1,114
Novartis AG	49,726	3,800
PSP Swiss Property AG ‡	3,835	384
Roche Holding AG	19,746	6,444
Romande Energie Holding SA	76	87
Schindler Holding AG	861	134
Sika AG	1,337	269
Sonova Holding AG	3,097	683
Swiss Life Holding AG	4,709	2,086
Swiss Prime Site AG ‡	7,511	600
Swiss Re AG	1,155	85
Swisscom AG	6,786	3,185
Thurgauer Kantonalbank	927	111
TX Group AG	559	69
Valiant Holding AG	10,191	968
		27,357
United Kingdom — 11.6%
3i Group PLC	26,140	314
AstraZeneca PLC ADR	1,720	94
Atalaya Mining PLC	70,542	150
Auto Trader Group PLC	31,774	180
B&M European Value Retail SA	187,800	639
BAE Systems PLC	453,357	3,982
BP PLC	20,073	96
BP PLC ADR	18,564	530
British American Tobacco PLC	49,933	1,790
British Land Co PLC/The ‡	175,465	679
Britvic PLC	17,747	141
BT Group PLC, Cl A	789,651	1,061
Bunzl PLC	38,068	1,163
Computacenter PLC	22,216	477
Diageo PLC	12,148	511
Eco Animal Health Group *	68,500	91
Finsbury Food Group PLC	134,390	118
Gateley Holdings	45,924	98
GSK PLC	263,563	3,806
GSK PLC ADR	3,224	95
Haleon *	195,700	610
HSBC Holdings PLC	164,931	854
Imperial Brands PLC	167,084	3,435
Inchcape PLC	24,346	184
J Sainsbury PLC	575,075	1,114

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kingfisher PLC	275,142	$670
National Grid PLC	113,695	1,170
Premier Foods PLC	426,123	453
QinetiQ Group PLC	414,692	1,513
Real Estate Investors PLC ‡	453,673	160
Reckitt Benckiser Group PLC	13,086	867
RELX PLC	26,799	655
Sage Group PLC/The	54,119	417
Shell PLC	74,536	1,849
Standard Chartered PLC	15,580	98
Tate & Lyle	217,300	1,638
Tesco PLC	654,090	1,501
Unilever PLC	8,703	382
Vodafone Group PLC	272,328	305
Woodside Energy Group	5,009	102
YouGov PLC	8,551	84
		34,076
United States — 0.0%
Taro Pharmaceutical Industries Ltd *	3,133	94
Total Common Stock
(Cost $289,154) ($ Thousands)		280,428

PREFERRED STOCK — 0.1%
Germany — 0.1%
Draegerwerk AG & Co KGaA (B)	5,426	227
Total Preferred Stock
(Cost $301) ($ Thousands)		227

AFFILIATED PARTNERSHIP — 6.3%
SEI Liquidity Fund, LP
2.930% **†(C)	18,524,972	18,526
Total Affiliated Partnership
(Cost $18,527) ($ Thousands)		18,526

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	2,753,533	2,754
Total Cash Equivalent
(Cost $2,754) ($ Thousands)		2,754
Total Investments in Securities — 103.2%
(Cost $310,736) ($ Thousands)		$301,935

SEI Institutional Managed Trust / Annual Report / September 30, 2022

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	46	Dec-2022	$1,532	$1,494	$(34)
FTSE 100 Index	13	Dec-2022	1,009	1,003	(12)
Hang Seng Index	2	Oct-2022	221	219	(2)
SPI 200 Index	4	Dec-2022	427	416	(6)
TOPIX Index	8	Dec-2022	1,036	1,015	(16)
			$4,225	$4,147	$(70)

Percentages are based on a Net Assets of $292,604 ($ Thousands).
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 10). The total market value of securities on loan at September 30, 2022, was $17,510 ($ Thousands).

(B)	There is currently no rate available.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2022 was $18,526 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	280,428	—	—	280,428
Preferred Stock	227	—	—	227
Affiliated Partnership	—	18,526	—	18,526
Cash Equivalent	2,754	—	—	2,754
Total Investments in Securities	283,409	18,526	—	301,935

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(70)	–	–	(70)
Total Other Financial Instruments	(70)	–	–	(70)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the period ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$19,946	$138,953	$(140,371)	$(2)	$—	$18,526	18,524,972	$186	$—
SEI Daily Income Trust, Government Fund, Cl F	8,193	38,788	(44,227)	—	—	2,754	2,753,533	23	—
Totals	$28,139	$177,741	$(184,598)	$(2)	$—	$21,280		$209	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Real Estate Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 97.1%
Real Estate — 97.1%
Acadia Realty Trust ‡	54,632	$689
Alexandria Real Estate Equities Inc ‡	9,190	1,288
American Homes 4 Rent, Cl A ‡	63,387	2,080
American Tower Corp, Cl A ‡	9,043	1,942
Americold Realty Trust Inc ‡	17,324	426
Apartment Investment and Management Co, Cl A ‡	14,980	109
Apple Hospitality REIT Inc ‡	35,140	494
AvalonBay Communities Inc ‡	16,000	2,947
Boston Properties Inc ‡	3,940	295
Brixmor Property Group Inc ‡	100,298	1,853
Cousins Properties Inc ‡	32,671	763
DiamondRock Hospitality Co ‡	10,401	78
Digital Realty Trust Inc, Cl A ‡	28,990	2,875
Douglas Emmett Inc ‡	21,030	377
Duke Realty Corp ‡	45,720	2,204
Equinix Inc ‡	8,192	4,660
Equity Residential ‡	40,300	2,709
Essex Property Trust Inc ‡	3,520	853
Extra Space Storage Inc ‡	7,894	1,363
First Industrial Realty Trust Inc ‡	33,635	1,507
Healthpeak Properties Inc ‡	42,040	964
Highwoods Properties Inc ‡	16,580	447
Host Hotels & Resorts Inc ‡	19,720	313
Hudson Pacific Properties Inc ‡	15,060	165
Invitation Homes Inc ‡	99,060	3,345
JBG SMITH Properties ‡	32,239	599
Kilroy Realty Corp ‡	32,560	1,371
Life Storage Inc ‡	18,298	2,027
Medical Properties Trust Inc ‡	48,415	574
Mid-America Apartment Communities Inc ‡	11,640	1,805
Omega Healthcare Investors Inc ‡	13,695	404
Park Hotels & Resorts Inc ‡	29,162	328
Prologis Inc ‡	57,140	5,805
Public Storage ‡	16,612	4,864
Regency Centers Corp ‡	12,470	672
Rexford Industrial Realty Inc ‡	31,460	1,636
RPT Realty ‡	67,040	507
Ryman Hospitality Properties Inc ‡	6,270	461
Sabra Health Care REIT Inc ‡	53,289	699
SBA Communications Corp, Cl A ‡	6,890	1,961
Simon Property Group Inc ‡	26,000	2,334
Sun Communities Inc ‡	20,380	2,758
Sunstone Hotel Investors Inc ‡	34,640	326

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
UDR Inc ‡	53,350	$2,225
Urban Edge Properties ‡	35,800	478
Ventas Inc ‡	72,590	2,916
Veris Residential Inc *‡	51,425	585
Welltower Inc ‡	31,650	2,036
Xenia Hotels & Resorts Inc ‡	62,272	859
		72,976
Total Common Stock
(Cost $66,402) ($ Thousands)		72,976

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
2.930% **†(A)	4,176	3
Total Affiliated Partnership
(Cost $4) ($ Thousands)		3

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	2,109,522	2,110
Total Cash Equivalent
(Cost $2,110) ($ Thousands)		2,110
Total Investments in Securities — 99.9%
(Cost $68,516) ($ Thousands)		$75,089

Percentages are based on Net Assets of $75,163 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $3 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	72,976	–	–	72,976
Affiliated Partnership	–	3	–	3
Cash Equivalent	2,110	–	–	2,110
Total Investments in Securities	75,086	3	–	75,089

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$—	$1,312	$(1,308)	$—	$(1)	$3	4,176	$2	$—
SEI Daily Income Trust, Government Fund, Cl F	2,210	56,590	(56,690)	—	—	2,110	2,109,522	11	—
Totals	$2,210	$57,902	$(57,998)	$—	$(1)	$2,113		$13	$—

Amounts designated as “-” are either $0 or have been rounded to be $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 37.4%
Agency Mortgage-Backed Obligations — 31.0%
FHLMC
7.500%, 05/01/2031 to 02/01/2038	$217	$224
7.000%, 05/01/2024 to 03/01/2039	59	63
6.500%, 10/01/2031 to 09/01/2039	105	109
6.000%, 02/01/2032 to 09/01/2038	153	160
5.500%, 01/01/2024 to 06/01/2052	716	715
5.000%, 05/01/2033 to 09/01/2052	10,563	10,395
4.500%, 04/01/2035 to 07/01/2052	7,096	6,878
4.000%, 03/01/2037 to 07/01/2052	18,840	17,730
3.500%, 12/01/2033 to 05/01/2052	46,264	42,397
3.463%, ICE LIBOR USD 12 Month + 1.770%, 09/01/2042(A)	113	116
3.394%, ICE LIBOR USD 12 Month + 1.635%, 04/01/2048(A)	1,269	1,276
3.000%, 03/01/2031 to 06/01/2052	26,440	23,447
2.903%, ICE LIBOR USD 12 Month + 1.683%, 09/01/2047(A)	634	640
2.500%, 10/01/2031 to 05/01/2052	60,938	51,559
2.000%, 04/01/2041 to 05/01/2052	44,129	36,152
1.500%, 10/01/2041 to 12/01/2050	10,242	7,881
0.000%, 07/15/2031(B)	265	182
FHLMC ARM
4.303%, SOFR30A + 2.130%, 07/01/2052(A)	529	517
4.119%, SOFR30A + 2.380%, 09/01/2052(A)	293	284
3.991%, SOFR30A + 2.140%, 08/01/2052(A)	574	549

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
3.912%, SOFR30A + 2.130%, 07/01/2052(A)	$430	$415
3.442%, ICE LIBOR USD 12 Month + 1.637%, 03/01/2049(A)	548	547
3.083%, ICE LIBOR USD 12 Month + 1.621%, 02/01/2050(A)	258	248
3.008%, ICE LIBOR USD 12 Month + 1.628%, 11/01/2048(A)	1,435	1,362
2.876%, ICE LIBOR USD 12 Month + 1.723%, 01/01/2044(A)	207	209
2.873%, ICE LIBOR USD 12 Month + 1.619%, 11/01/2047(A)	476	459
2.807%, ICE LIBOR USD 12 Month + 1.640%, 05/01/2049(A)	320	311
2.730%, ICE LIBOR USD 12 Month + 1.682%, 02/01/2043(A)	152	156
2.668%, ICE LIBOR USD 12 Month + 1.612%, 10/01/2043(A)	120	120
2.554%, ICE LIBOR USD 12 Month + 1.606%, 09/01/2043(A)	48	47
2.532%, ICE LIBOR USD 12 Month + 1.646%, 10/01/2043(A)	199	200
2.507%, ICE LIBOR USD 12 Month + 1.632%, 11/01/2043(A)	102	102
2.435%, ICE LIBOR USD 12 Month + 1.637%, 09/01/2045(A)	1,217	1,220
2.357%, ICE LIBOR USD 12 Month + 1.635%, 07/01/2043(A)	60	60
2.344%, ICE LIBOR USD 12 Month + 1.642%, 08/01/2043(A)	108	109
2.339%, ICE LIBOR USD 12 Month + 1.650%, 03/01/2043(A)	152	153
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023	33	33
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031	18	19
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	178	184
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	472	487
FHLMC CMO, Ser 2007-3281, Cl AI, IO
3.612%, 02/15/2037(A)	37	3
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037	112	114
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037(B)	1	1
FHLMC CMO, Ser 2008-3451, Cl SB, IO
3.212%, 05/15/2038(A)	5	–
FHLMC CMO, Ser 2010-3621, Cl SB, IO
3.412%, 01/15/2040(A)	25	2
FHLMC CMO, Ser 2011-3947, Cl SG, IO
3.132%, 10/15/2041(A)	206	18

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	$979	$887
FHLMC CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	261	239
FHLMC CMO, Ser 2012-283, Cl IO, IO
3.500%, 10/15/2027	154	8
FHLMC CMO, Ser 2012-4054, Cl SA, IO
3.232%, 08/15/2039(A)	391	32
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	282	16
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	50	8
FHLMC CMO, Ser 2013-4203, Cl PS, IO
3.432%, 09/15/2042(A)	187	14
FHLMC CMO, Ser 2013-4205, Cl PA
1.750%, 05/15/2043	312	265
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	70	57
FHLMC CMO, Ser 2013-4239, Cl IO, IO
3.500%, 06/15/2027	107	5
FHLMC CMO, Ser 2014-328, Cl S4, IO
0.074%, 02/15/2038(A)	12	–
FHLMC CMO, Ser 2014-4335, Cl SW, IO
3.182%, 05/15/2044(A)	41	4
FHLMC CMO, Ser 2014-4415, Cl IO, IO
0.180%, 04/15/2041(A)	137	5
FHLMC CMO, Ser 2015-4426, Cl QC
1.750%, 07/15/2037	483	445
FHLMC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039(C)	170	169
FHLMC CMO, Ser 2016-353, Cl S1, IO
3.182%, 12/15/2046(A)	295	27
FHLMC CMO, Ser 2016-4639, Cl HZ
3.250%, 04/15/2053(C)	1,817	1,502
FHLMC CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	1,328	1,219
FHLMC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	974	894
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	196	177
FHLMC CMO, Ser 2018-4818, Cl CA
3.000%, 04/15/2048	457	413
FHLMC CMO, Ser 2018-4846, Cl PA
4.000%, 06/15/2047	51	50
FHLMC CMO, Ser 2019-4880, Cl DA
3.000%, 05/15/2050	649	597
FHLMC CMO, Ser 2020-4995, Cl IC, IO
4.500%, 07/25/2050	816	138
FHLMC CMO, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	282	42
FHLMC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	750	117

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2020-5012, Cl BI, IO
4.000%, 09/25/2050	$2,992	$555
FHLMC CMO, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	350	55
FHLMC CMO, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	526	72
FHLMC CMO, Ser 2020-5040, Cl IB, IO
2.500%, 11/25/2050	152	22
FHLMC CMO, Ser 2020-5059, Cl IB, IO
2.500%, 01/25/2051	710	115
FHLMC CMO, Ser 2021-5070, Cl DI, IO
4.000%, 02/25/2051	2,513	465
FHLMC CMO, Ser 2021-5071, Cl IH, IO
2.500%, 02/25/2051	538	71
FHLMC CMO, Ser 2021-5085, Cl NI, IO
2.000%, 03/25/2051	1,083	129
FHLMC CMO, Ser 2021-5091, Cl AB
1.500%, 03/25/2051	1,097	917
FHLMC CMO, Ser 2021-5119, Cl AB
1.500%, 08/25/2049	452	368
FHLMC CMO, Ser 2021-5140, Cl NI, IO
2.500%, 05/25/2049	1,031	142
FHLMC CMO, Ser 2021-5178, Cl TP
2.500%, 04/25/2049	877	757
FHLMC CMO, Ser 2021-5182, Cl M
2.500%, 05/25/2049	555	492
FHLMC CMO, Ser 2022-5201, Cl CA
2.500%, 07/25/2048	827	742
FHLMC CMO, Ser 2022-5202, Cl LA
2.500%, 05/25/2049	792	688
FHLMC CMO, Ser 2022-5203, Cl G
2.500%, 11/25/2048	353	310
FHLMC CMO, Ser 2022-5217, Cl CD
2.500%, 07/25/2049	725	668
FHLMC CMO, Ser 2022-5224, Cl HL
4.000%, 04/25/2052	2,100	1,912
FHLMC Multiclass Certificates, Ser P009, Cl A2
1.878%, 01/25/2031	500	413
FHLMC Multifamily Structured Pass Through Certificates, Ser K144, Cl A2
2.450%, 04/25/2032	782	653
FHLMC Multifamily Structured Pass Through Certificates, Ser K145, Cl A2
2.580%, 06/25/2055	782	660
FHLMC Multifamily Structured Pass Through Certificates, Ser K146, Cl A2
2.920%, 06/25/2032	1,491	1,304
FHLMC Multifamily Structured Pass Through Certificates, Ser K147, Cl A2
3.000%, 06/25/2032(A)	1,491	1,313

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates, Ser K148, Cl A2
3.500%, 07/25/2032(A)	$1,705	$1,559
FHLMC Multifamily Structured Pass Through Certificates, Ser K149, Cl X1, IO
0.264%, 08/25/2032(A)	11,000	264
FHLMC Multifamily Structured Pass Through Certificates, Ser KG07, Cl A2
3.123%, 08/25/2032(A)	780	694
FHLMC Multifamily Structured Pass-Through Certificates, Ser K032, Cl X1, IO
0.179%, 05/25/2023(A)	29,960	14
FHLMC Multifamily Structured Pass-Through Certificates, Ser K047, Cl A2
3.329%, 05/25/2025(A)	280	271
FHLMC Multifamily Structured Pass-Through Certificates, Ser K064, Cl X1, IO
0.739%, 03/25/2027(A)	4,628	103
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl X1, IO
1.015%, 06/25/2029(A)	1,991	93
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl XAM, IO
1.283%, 06/25/2029(A)	4,850	314
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl XAM, IO
1.374%, 06/25/2029(A)	700	49
FHLMC Multifamily Structured Pass-Through Certificates, Ser K110, Cl X1, IO
1.814%, 04/25/2030(A)	1,296	123
FHLMC Multifamily Structured Pass-Through Certificates, Ser K723, Cl X1, IO
1.037%, 08/25/2023(A)	6,330	36
FHLMC Multifamily Structured Pass-Through Certificates, Ser K736, Cl X1, IO
1.414%, 07/25/2026(A)	972	38
FHLMC Multifamily Structured Pass-Through Certificates, Ser K741, Cl X1, IO
0.656%, 12/25/2027(A)	2,997	73
FHLMC Multifamily Structured Pass-Through Certificates, Ser K743, Cl X1, IO
1.028%, 05/25/2028(A)	3,999	171
FHLMC Multifamily Structured Pass-Through Certificates, Ser KC05, Cl X1, IO
1.343%, 06/25/2027(A)	1,554	50
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/2031	600	541
FHLMC Multifamily Structured Pass-Through Certificates, Ser KSG2, Cl A2
2.091%, 11/25/2031(A)	710	582

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser S8FX, Cl A2
3.291%, 03/25/2027	$320	$303
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/2027	580	546
FHLMC STACR REMIC Trust, Ser 2020-DNA1, Cl B1
5.384%, ICE LIBOR USD 1 Month + 2.300%, 01/25/2050(A)(D)	590	540
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
3.781%, SOFR30A + 1.500%, 10/25/2041(A)(D)	5,146	4,670
FHLMC Structured Pass-Through Certificates, Ser 2007-76, Cl 2A
1.949%, 10/25/2037(A)	64	55
FNMA
7.500%, 10/01/2037 to 04/01/2039	73	79
7.000%, 09/01/2026 to 02/01/2039	290	304
6.500%, 05/01/2027 to 05/01/2040	97	100
6.000%, 02/01/2023 to 07/01/2041	1,072	1,113
5.500%, 02/01/2035 to 09/01/2056	4,072	4,152
5.000%, 07/01/2033 to 07/01/2052	10,826	10,748
4.500%, 04/01/2025 to 08/01/2058	21,604	20,972
4.440%, 11/01/2032	100	101
4.200%, 01/01/2029	775	759
4.060%, 07/01/2032	100	96
4.000%, 01/01/2027 to 08/01/2059	44,556	42,048
3.880%, 07/01/2032	100	95
3.840%, 07/01/2032 to 08/01/2032	300	284
3.820%, 07/01/2027	112	106
3.790%, 12/01/2025	1,201	1,184
3.740%, 09/01/2032	200	187
3.560%, 07/01/2032	100	92
3.520%, 06/01/2032	100	92
3.500%, 05/01/2033 to 05/01/2052	40,737	37,233
3.450%, 03/01/2029	58	55
3.250%, 05/01/2029	59	55
3.160%, 05/01/2029	182	168
3.020%, 06/01/2024 to 05/01/2026	1,540	1,523
3.000%, 12/01/2031 to 07/01/2060	104,619	92,996
2.930%, 06/01/2030	77	69
2.900%, 11/01/2029	500	454
2.820%, 07/01/2027	559	521
2.500%, 03/01/2035 to 09/01/2061	95,243	81,248
2.455%, 04/01/2040	1,920	1,363
2.150%, 02/01/2032(A)	239	198
2.000%, 05/01/2036 to 04/01/2052	115,334	94,698
1.850%, 09/01/2035	574	483
1.500%, 10/01/2041 to 03/01/2051	12,963	10,229

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA ARM
4.650%, SOFR30A + 2.122%, 08/01/2052(A)	$1,938	$1,912
4.615%, SOFR30A + 2.127%, 08/01/2052(A)	1,291	1,278
4.347%, SOFR30A + 2.124%, 07/01/2052(A)	1,140	1,119
4.320%, SOFR30A + 2.125%, 08/01/2052(A)	1,151	1,128
4.225%, SOFR30A + 2.370%, 09/01/2052(A)	293	285
4.200%, SOFR30A + 2.120%, 07/01/2052(A)	990	956
3.963%, SOFR30A + 2.120%, 08/01/2052(A)	251	240
3.686%, SOFR30A + 2.370%, 08/01/2052(A)	636	609
3.017%, 12 Month Treas Avg + 1.929%, 11/01/2035(A)	173	180
2.998%, ICE LIBOR USD 12 Month + 1.579%, 06/01/2045(A)	270	271
2.953%, ICE LIBOR USD 12 Month + 1.641%, 01/01/2043(A)	90	92
2.937%, 12 Month Treas Avg + 1.848%, 10/01/2035(A)	42	43
2.897%, 12 Month Treas Avg + 1.859%, 11/01/2035(A)	33	35
2.875%, 12 Month Treas Avg + 1.854%, 10/01/2035(A)	159	164
2.791%, ICE LIBOR USD 12 Month + 1.584%, 01/01/2046(A)	770	782
2.468%, ICE LIBOR USD 12 Month + 1.579%, 10/01/2043(A)	275	275
2.453%, ICE LIBOR USD 12 Month + 1.564%, 03/01/2043(A)	40	41
2.255%, ICE LIBOR USD 12 Month + 1.560%, 06/01/2043(A)	80	81
1.612%, 12/01/2051(A)	283	253
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	103	99
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	35	35
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	126	131
FNMA CMO, Ser 2006-112, Cl ST, IO
3.616%, 11/25/2036(A)	229	12
FNMA CMO, Ser 2009-103, Cl MB
3.290%, 12/25/2039(A)	21	21
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037(B)	441	374
FNMA CMO, Ser 2011-59, Cl NZ
5.500%, 07/25/2041	900	921

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2011-87, Cl SG, IO
3.466%, 04/25/2040(A)	$57	$2
FNMA CMO, Ser 2011-96, Cl SA, IO
3.466%, 10/25/2041(A)	498	36
FNMA CMO, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	17	1
FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	93	3
FNMA CMO, Ser 2012-133, Cl CS, IO
3.066%, 12/25/2042(A)	132	14
FNMA CMO, Ser 2012-151, Cl NX
1.500%, 01/25/2043	346	300
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	6	7
FNMA CMO, Ser 2012-35, Cl SC, IO
3.416%, 04/25/2042(A)	111	12
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	113	119
FNMA CMO, Ser 2012-74, Cl SA, IO
3.566%, 03/25/2042(A)	145	10
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042(B)	11	10
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042(B)	22	20
FNMA CMO, Ser 2013-11, Cl AP
1.500%, 01/25/2043	1,232	1,094
FNMA CMO, Ser 2013-111, Cl PL
2.000%, 12/25/2042	298	262
FNMA CMO, Ser 2013-124, Cl SB, IO
2.866%, 12/25/2043(A)	217	20
FNMA CMO, Ser 2013-126, Cl CS, IO
3.066%, 09/25/2041(A)	175	10
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043	6,875	6,452
FNMA CMO, Ser 2013-43, Cl BP
1.750%, 05/25/2043	397	347
FNMA CMO, Ser 2013-54, Cl BS, IO
3.066%, 06/25/2043(A)	81	9
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	212	14
FNMA CMO, Ser 2013-73, Cl IB, IO
3.500%, 07/25/2028	34	2
FNMA CMO, Ser 2013-9, Cl SA, IO
3.066%, 03/25/2042(A)	179	9
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	1,055	1,078
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	138	147
FNMA CMO, Ser 2014-47, Cl AI, IO
0.124%, 08/25/2044(A)	93	4
FNMA CMO, Ser 2015-55, Cl IO, IO
0.309%, 08/25/2055(A)	251	8

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2015-56, Cl AS, IO
3.066%, 08/25/2045(A)	$33	$4
FNMA CMO, Ser 2015-65, Cl CZ
3.500%, 09/25/2045	256	221
FNMA CMO, Ser 2015-84, Cl PA
1.700%, 08/25/2033	1,423	1,301
FNMA CMO, Ser 2016-37, Cl MJ
3.500%, 08/25/2043	70	69
FNMA CMO, Ser 2016-48, Cl MA
2.000%, 06/25/2038	1,425	1,291
FNMA CMO, Ser 2016-57, Cl PC
1.750%, 06/25/2046	2,750	2,301
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	548	501
FNMA CMO, Ser 2017-76, Cl SB, IO
3.016%, 10/25/2057(A)	835	83
FNMA CMO, Ser 2017-85, Cl SC, IO
3.116%, 11/25/2047(A)	261	23
FNMA CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	987	915
FNMA CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	748	675
FNMA CMO, Ser 2018-54, Cl KA
3.500%, 01/25/2047	290	281
FNMA CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	270	238
FNMA CMO, Ser 2019-15, Cl AB
3.500%, 05/25/2053	1,173	1,112
FNMA CMO, Ser 2019-25, Cl PA
3.000%, 05/25/2048	920	848
FNMA CMO, Ser 2019-79, Cl FA
3.584%, ICE LIBOR USD 1 Month + 0.500%, 01/25/2050(A)	1,369	1,355
FNMA CMO, Ser 2020-25, Cl BI, IO
3.500%, 01/25/2047	669	107
FNMA CMO, Ser 2020-45, Cl JL
3.000%, 07/25/2040	1,055	960
FNMA CMO, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	418	250
FNMA CMO, Ser 2020-48, Cl AB
2.000%, 07/25/2050	452	393
FNMA CMO, Ser 2020-48, Cl DA
2.000%, 07/25/2050	1,364	1,166
FNMA CMO, Ser 2020-56, Cl DI, IO
2.500%, 08/25/2050	566	90
FNMA CMO, Ser 2020-56, Cl AQ
2.000%, 08/25/2050	900	711
FNMA CMO, Ser 2020-64, Cl IB, IO
4.000%, 09/25/2050	964	194
FNMA CMO, Ser 2020-65, Cl EI, IO
4.000%, 09/25/2050	1,689	364

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2020-65, Cl JI, IO
4.000%, 09/25/2050	$2,036	$375
FNMA CMO, Ser 2020-65, Cl DI, IO
4.000%, 09/25/2050	1,128	209
FNMA CMO, Ser 2020-96, Cl IN, IO
3.000%, 01/25/2051	754	125
FNMA CMO, Ser 2021-1, Cl IG, IO
2.500%, 02/25/2051	175	30
FNMA CMO, Ser 2021-27, Cl EC
1.500%, 05/25/2051	1,921	1,592
FNMA CMO, Ser 2021-78, Cl ND
1.500%, 11/25/2051	1,123	931
FNMA CMO, Ser 2021-78, Cl PA
2.500%, 11/25/2051	601	526
FNMA CMO, Ser 2022-11, Cl A
2.500%, 07/25/2047	1,685	1,534
FNMA CMO, Ser 2022-28, Cl CA
2.000%, 01/25/2048	662	594
FNMA Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
4.744%, ICE LIBOR USD 1 Month + 2.300%, 08/25/2031(A)(D)	155	154
FNMA Connecticut Avenue Securities Trust, Ser 2019-R07, Cl 1M2
5.184%, ICE LIBOR USD 1 Month + 2.100%, 10/25/2039(A)(D)	225	224
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M2
5.684%, ICE LIBOR USD 1 Month + 2.600%, 05/25/2024(A)	377	376
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
6.084%, ICE LIBOR USD 1 Month + 3.000%, 07/25/2024(A)	1,398	1,404
FNMA Connecticut Avenue Securities, Ser 2018-C05, Cl 1B1
6.694%, ICE LIBOR USD 1 Month + 4.250%, 01/25/2031(A)	540	548
FNMA Interest CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/25/2035	511	93
FNMA Interest CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	150	31
FNMA Interest CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	140	6
FNMA Interest CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	121	19
FNMA Interest CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	654	588
FNMA Interest CMO, Ser 2012-414, Cl A35
3.500%, 10/25/2042	949	895

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Interest CMO, Ser 2018-424, Cl C11, IO
3.500%, 02/25/2048	$1,262	$248
FNMA TBA
6.000%, 11/01/2037 to 12/01/2037	10,445	10,561
5.500%, 12/01/2035 to 10/15/2052	12,550	12,461
5.000%, 10/15/2052	23,795	23,178
4.520%, 11/01/2032	300	301
4.500%, 10/15/2052 to 11/15/2052	44,483	42,372
4.410%, 10/01/2032 to 11/01/2032	500	503
4.370%, 12/01/2032	200	201
4.260%, 11/01/2032	200	197
4.000%, 10/15/2052	14,954	13,875
3.500%, 10/15/2052	8,305	7,474
3.000%, 10/15/2052	35,859	31,204
2.500%, 10/15/2027 to 11/15/2052	70,472	59,197
2.000%, 10/15/2037 to 11/15/2052	73,209	59,475
FNMA, Ser 2014-M8, Cl X2, IO
0.413%, 06/25/2024(A)	2,768	9
FNMA, Ser 2017-M7, Cl A2
2.961%, 02/25/2027(A)	294	276
FNMA, Ser M13, Cl A2
2.593%, 06/25/2032	620	528
FNMA, Ser M15, Cl 1A2
3.700%, 01/25/2036	100	91
FNMA, Ser M36, Cl X1, IO
1.552%, 09/25/2034(A)	560	46
FREMF Mortgage Trust, Ser 2019-KF58, Cl B
4.703%, ICE LIBOR USD 1 Month + 2.150%, 01/25/2026(A)(D)	709	697
GNMA
8.000%, 11/15/2029 to 09/15/2030	29	29
7.500%, 03/15/2029 to 10/15/2037	36	37
7.000%, 09/15/2031	14	15
6.500%, 07/15/2028 to 12/15/2035	763	794
6.000%, 12/15/2028 to 10/20/2040	1,390	1,453
5.510%, 07/20/2060(A)	1	1
5.000%, 12/20/2039 to 03/20/2049	5,335	5,295
4.700%, 09/20/2061(A)	93	92
4.536%, 01/20/2069(A)	10	10
4.500%, 04/20/2041 to 12/20/2050	6,341	6,171
4.000%, 06/20/2047 to 11/20/2050	9,887	9,378
3.630%, 04/20/2063(A)	11	11
3.500%, 01/20/2046 to 06/20/2052	12,433	11,445
3.000%, 09/15/2042 to 04/20/2052	21,856	19,442
2.500%, 04/20/2051 to 12/20/2051	12,383	10,675
2.000%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.500%, 02/20/2034(A)	87	86
GNMA CMO, Ser 2007-17, Cl IB, IO
3.236%, 04/20/2037(A)	273	14

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2007-51, Cl SG, IO
3.566%, 08/20/2037(A)	$34	$2
GNMA CMO, Ser 2007-78, Cl SA, IO
3.591%, 12/16/2037(A)	355	15
GNMA CMO, Ser 2009-66, Cl XS, IO
3.861%, 07/16/2039(A)	192	9
GNMA CMO, Ser 2010-4, Cl NS, IO
3.451%, 01/16/2040(A)	2,237	211
GNMA CMO, Ser 2010-85, Cl HS, IO
3.636%, 01/20/2040(A)	6	–
GNMA CMO, Ser 2010-H11, Cl FA
3.493%, ICE LIBOR USD 1 Month + 1.000%, 06/20/2060(A)	300	300
GNMA CMO, Ser 2010-H27, Cl FA
2.737%, ICE LIBOR USD 1 Month + 0.380%, 12/20/2060(A)	831	823
GNMA CMO, Ser 2010-H28, Cl FE
2.757%, ICE LIBOR USD 1 Month + 0.400%, 12/20/2060(A)	285	282
GNMA CMO, Ser 2011-H08, Cl FD
2.857%, ICE LIBOR USD 1 Month + 0.500%, 02/20/2061(A)	137	136
GNMA CMO, Ser 2011-H08, Cl FG
2.837%, ICE LIBOR USD 1 Month + 0.480%, 03/20/2061(A)	296	293
GNMA CMO, Ser 2011-H09, Cl AF
2.857%, ICE LIBOR USD 1 Month + 0.500%, 03/20/2061(A)	206	204
GNMA CMO, Ser 2012-141, Cl WA
4.525%, 11/16/2041(A)	182	179
GNMA CMO, Ser 2012-34, Cl SA, IO
3.036%, 03/20/2042(A)	261	27
GNMA CMO, Ser 2012-43, Cl SN, IO
3.661%, 04/16/2042(A)	45	6
GNMA CMO, Ser 2012-98, Cl SA, IO
3.161%, 08/16/2042(A)	111	11
GNMA CMO, Ser 2012-H25, Cl FA
3.057%, ICE LIBOR USD 1 Month + 0.700%, 12/20/2061(A)	6	6
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.585%, 10/20/2062(A)	604	16
GNMA CMO, Ser 2013-53, Cl OI, IO
3.500%, 04/20/2043	92	10
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	277	45
GNMA CMO, Ser 2014-5, Cl SP, IO
3.211%, 06/16/2043(A)	80	3
GNMA CMO, Ser 2014-H10, Cl TA
2.957%, ICE LIBOR USD 1 Month + 0.600%, 04/20/2064(A)	428	424
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	73	12

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2015-H10, Cl FC
2.837%, ICE LIBOR USD 1 Month + 0.480%, 04/20/2065(A)	$265	$263
GNMA CMO, Ser 2015-H18, Cl FA
2.807%, ICE LIBOR USD 1 Month + 0.450%, 06/20/2065(A)	126	125
GNMA CMO, Ser 2015-H20, Cl FA
2.827%, ICE LIBOR USD 1 Month + 0.470%, 08/20/2065(A)	186	184
GNMA CMO, Ser 2016-135, Cl SB, IO
3.161%, 10/16/2046(A)	210	29
GNMA CMO, Ser 2017-167, Cl BQ
2.500%, 08/20/2044	535	499
GNMA CMO, Ser 2017-H15, Cl KI, IO
1.698%, 07/20/2067(A)	492	28
GNMA CMO, Ser 2017-H18, Cl BI, IO
2.655%, 09/20/2067(A)	3,174	112
GNMA CMO, Ser 2017-H20, Cl IB, IO
2.294%, 10/20/2067(A)	225	10
GNMA CMO, Ser 2017-H22, Cl IC, IO
3.115%, 11/20/2067(A)	105	3
GNMA CMO, Ser 2018-11, Cl PC
2.750%, 12/20/2047	503	464
GNMA CMO, Ser 2018-H06, Cl PF
2.657%, ICE LIBOR USD 1 Month + 0.300%, 02/20/2068(A)	291	288
GNMA CMO, Ser 2018-H07, Cl FD
2.657%, ICE LIBOR USD 1 Month + 0.300%, 05/20/2068(A)	523	520
GNMA CMO, Ser 2019-132, Cl NA
3.500%, 09/20/2049	379	363
GNMA CMO, Ser 2019-31, Cl JC
3.500%, 03/20/2049	277	263
GNMA CMO, Ser 2019-90, Cl AB
3.000%, 07/20/2049	318	292
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	656	91
GNMA CMO, Ser 2020-123, Cl IL, IO
2.500%, 08/20/2050	246	36
GNMA CMO, Ser 2020-127, Cl IN, IO
2.500%, 08/20/2050	327	48
GNMA CMO, Ser 2020-129, Cl IE, IO
2.500%, 09/20/2050	255	38
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	948	129
GNMA CMO, Ser 2020-160, Cl VI, IO
2.500%, 10/20/2050	251	37
GNMA CMO, Ser 2020-160, Cl IH, IO
2.500%, 10/20/2050	173	26
GNMA CMO, Ser 2020-175, Cl GI, IO
2.000%, 11/20/2050	327	35

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2020-181, Cl WI, IO
2.000%, 12/20/2050	$2,130	$237
GNMA CMO, Ser 2020-47, Cl NI, IO
3.500%, 04/20/2050	228	35
GNMA CMO, Ser 2020-47, Cl MI, IO
3.500%, 04/20/2050	565	91
GNMA CMO, Ser 2020-H09, Cl FL
2.883%, ICE LIBOR USD 1 Month + 1.150%, 05/20/2070(A)	585	582
GNMA CMO, Ser 2020-H09, Cl NF
3.607%, ICE LIBOR USD 1 Month + 1.250%, 04/20/2070(A)	253	255
GNMA CMO, Ser 2020-H12, Cl F
2.857%, ICE LIBOR USD 1 Month + 0.500%, 07/20/2070(A)	51	50
GNMA CMO, Ser 2020-H13, Cl FA
2.807%, ICE LIBOR USD 1 Month + 0.450%, 07/20/2070(A)	604	586
GNMA CMO, Ser 2021-115, Cl MI, IO
2.500%, 05/20/2051	449	51
GNMA CMO, Ser 2021-176, Cl IN, IO
2.500%, 10/20/2051	1,122	153
GNMA CMO, Ser 2021-23, Cl MG
1.500%, 02/20/2051	1,306	1,118
GNMA CMO, Ser 2021-29, Cl TI, IO
2.500%, 02/20/2051	476	82
GNMA CMO, Ser 2021-57, Cl BI, IO
3.000%, 03/20/2051	1,489	219
GNMA CMO, Ser 2021-96, Cl VI, IO
2.500%, 06/20/2051	935	140
GNMA CMO, Ser 2022-107, Cl C
2.500%, 06/20/2051	2,315	1,951
GNMA CMO, Ser 2022-31, Cl GH
2.500%, 12/20/2049	1,589	1,438
GNMA CMO, Ser 2022-50, Cl DC
2.500%, 08/20/2051	687	587
GNMA CMO, Ser 2022-84, Cl A
2.500%, 01/20/2052	4,397	3,706
GNMA TBA
5.000%, 10/01/2033	9,465	9,263
4.500%, 10/15/2052	25,465	24,374
4.000%, 10/15/2052	4,383	4,093
3.500%, 10/15/2052	6,488	5,901
3.000%, 10/15/2052	7,621	6,734
2.500%, 10/15/2052	28,550	24,528
2.000%, 10/15/2052	1,600	1,332
GNMA, Ser 103, Cl AD
1.450%, 01/16/2063	780	631
GNMA, Ser 107, Cl AD
2.849%, 11/16/2047(A)	236	216
GNMA, Ser 110, Cl IO, IO
0.871%, 11/16/2063(A)	2,408	172

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 113, Cl Z
2.000%, 09/16/2061	$2,211	$1,485
GNMA, Ser 14, Cl AB
1.340%, 06/16/2063	520	400
GNMA, Ser 2012-112, Cl IO, IO
0.128%, 02/16/2053(A)	437	1
GNMA, Ser 2012-152, Cl IO, IO
0.583%, 01/16/2054(A)	2,562	42
GNMA, Ser 2012-27, Cl IO, IO
0.293%, 04/16/2053(A)	551	2
GNMA, Ser 2013-96, Cl IO, IO
0.051%, 10/16/2054(A)	645	2
GNMA, Ser 2014-47, Cl IA, IO
0.146%, 02/16/2048(A)	56	–
GNMA, Ser 2014-50, Cl IO, IO
0.630%, 09/16/2055(A)	244	7
GNMA, Ser 2014-92, Cl IX, IO
0.108%, 05/16/2054(A)	2,946	17
GNMA, Ser 2015-5, Cl IK, IO
0.326%, 11/16/2054(A)	2,722	30
GNMA, Ser 2019-71, Cl PT
3.000%, 06/20/2049	168	155
GNMA, Ser 21, Cl AH
1.400%, 06/16/2063	92	72
GNMA, Ser 3, Cl IO, IO
0.640%, 02/16/2061(A)	692	39
GNMA, Ser 3, Cl B
1.850%, 02/16/2061	300	189
GNMA, Ser 41, Cl IO, IO
0.618%, 07/16/2058(A)	588	18
GNMA, Ser 59, Cl IO, IO
0.571%, 02/16/2062(A)	3,470	190
GNMA, Ser 60, Cl IO, IO
0.826%, 05/16/2063(A)	2,307	150
		1,115,997
Non-Agency Mortgage-Backed Obligations — 6.4%
Alen Mortgage Trust, Ser ACEN, Cl A
3.968%, ICE LIBOR USD 1 Month + 1.150%, 04/15/2034(A)(D)	885	847
Alternative Loan Trust, Ser 2006-18CB, Cl A6
16.264%, 07/25/2036(A)	148	138
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
5.566%, ICE LIBOR USD 6 Month + 2.000%, 06/25/2045(A)	501	497
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
5.345%, ICE LIBOR USD 6 Month + 1.750%, 11/25/2045(A)	714	348

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Investment Trust, Ser 2006-1, Cl 12A1
3.484%, ICE LIBOR USD 1 Month + 0.400%, 03/25/2046(A)	$2,117	$1,902
Angel Oak Mortgage Trust I, Ser 2019-2, Cl A1
3.628%, 03/25/2049(A)(D)	1	1
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(D)	300	278
Angel Oak Mortgage Trust, Ser 2020-5, Cl A1
1.373%, 05/25/2065(A)(D)	102	91
Angel Oak Mortgage Trust, Ser 2021-6, Cl A1
1.458%, 09/25/2066(A)(D)	537	428
Angel Oak Mortgage Trust, Ser 2022-2, Cl A1
3.353%, 01/25/2067(A)(D)	5,124	4,597
Arbor Multifamily Mortgage Securities Trust, Ser MF2, Cl B
2.560%, 06/15/2054(A)(D)	615	463
AREIT Trust, Ser CRE3, Cl A
4.306%, TSFR1M + 1.384%, 09/14/2036(A)(D)	646	644
AREIT, Ser CRE7, Cl A
5.260%, TSFR1M + 2.242%, 06/17/2039(A)(D)	2,050	2,009
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.227%, 08/10/2038(A)(D)	1,790	1,622
BAMLL Re-REMIC Trust, Ser 2016-GG10, Cl AJA
5.809%, 08/10/2045(A)(D)	936	271
BANK 2022, Ser BNK40, Cl A4
3.507%, 03/15/2064(A)	605	526
BANK, Ser BNK42, Cl A5
4.493%, 06/15/2055(A)	655	621
BANK, Ser BNK43, Cl A5
4.399%, 08/15/2055	1,715	1,610
Barclays Commercial Mortgage Trust, Ser C3, Cl A3
3.319%, 05/15/2052	110	98
Bayview MSR Opportunity Master Fund Trust, Ser 2022-2, Cl A1
3.000%, 12/25/2051(A)(D)	1,882	1,552
BBCMS Mortgage Trust, Ser C2, Cl ASB
4.236%, 12/15/2051	221	213
BBCMS Mortgage Trust, Ser C6, Cl A2
2.690%, 02/15/2053	660	621
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/2035(D)	510	473

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.102%, 05/25/2034(A)	$4	$4
Bear Stearns ARM Trust, Ser 2003-7, Cl 9A
3.076%, 10/25/2033(A)	266	249
Bear Stearns Asset Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
4.566%, 11/25/2035(A)	2,364	451
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035(A)	634	550
Bear Stearns Mortgage Funding Trust, Ser 2007-AR3, Cl 1A1
3.224%, ICE LIBOR USD 1 Month + 0.140%, 03/25/2037(A)	2,525	2,158
Benchmark Mortgage Trust, Ser B31, Cl A5
2.669%, 12/15/2054	1,274	1,036
Benchmark Mortgage Trust, Ser B33, Cl A5
3.458%, 03/15/2055	935	817
Benchmark Mortgage Trust, Ser B35, Cl AS
4.594%, 05/15/2055(A)	645	577
Benchmark Mortgage Trust, Ser B35, Cl A5
4.594%, 05/15/2055(A)	1,069	1,011
Benchmark Mortgage Trust, Ser B36, Cl A5
4.470%, 07/15/2055(A)	292	275
BMO Mortgage Trust, Ser C1, Cl A1
2.198%, 02/15/2055	728	680
BPR Trust, Ser OANA, Cl A
4.743%, TSFR1M + 1.898%, 04/15/2037(A)(D)	915	901
BPR Trust, Ser STAR, Cl A
6.077%, TSFR1M + 3.232%, 08/15/2024(A)(D)	1,750	1,728
BPR Trust, Ser TY, Cl A
3.868%, ICE LIBOR USD 1 Month + 1.050%, 09/15/2038(A)(D)	1,160	1,102
Bunker Hill Loan Depositary Trust, Ser 2019-2, Cl A1
2.879%, 07/25/2049(C)(D)	385	358
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl A1
2.724%, 11/25/2059(C)(D)	244	236
BWAY Mortgage Trust, Ser 1740, Cl A
2.917%, 01/10/2035(D)	1,540	1,385
BX Commercial Mortgage Trust, Ser 2019-XL, Cl F
4.818%, ICE LIBOR USD 1 Month + 2.000%, 10/15/2036(A)(D)	2,303	2,211
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
3.738%, ICE LIBOR USD 1 Month + 0.920%, 10/15/2036(A)(D)	4,653	4,583

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser VIV4, Cl A
2.843%, 03/09/2044(D)	$2,000	$1,615
BX Commercial Mortgage Trust, Ser VOLT, Cl A
3.518%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(D)	2,867	2,737
BX Commercial Mortgage Trust, Ser XL2, Cl A
3.507%, ICE LIBOR USD 1 Month + 0.689%, 10/15/2038(A)(D)	965	925
BX Trust, Ser 2019-OC11, Cl A
3.202%, 12/09/2041(D)	1,200	1,000
BX Trust, Ser GPA, Cl A
4.665%, TSFR1M + 2.165%, 10/15/2039(A)(D)	1,285	1,277
BX Trust, Ser MMP, Cl A
3.818%, ICE LIBOR USD 1 Month + 1.000%, 08/15/2036(A)(D)	483	470
BX Trust, Ser PSB, Cl A
5.296%, TSFR1M + 2.451%, 08/15/2039(A)(D)	1,005	1,003
Cali Mortgage Trust, Ser 101C, Cl A
3.957%, 03/10/2039(D)	1,280	1,130
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046(A)(D)	52	–
CD Commercial Mortgage Trust, Ser 2017-CD3, Cl A4
3.631%, 02/10/2050	310	289
CD Commercial Mortgage Trust, Ser 2017-CD5, Cl XA, IO
0.930%, 08/15/2050(A)	7,508	223
CD Mortgage Trust, Ser CD3, Cl AS
3.833%, 02/10/2050	3,843	3,482
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	281	269
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A4
3.572%, 06/15/2050	371	343
CFCRE Commercial Mortgage Trust, Ser C4, Cl AM
3.691%, 05/10/2058	2,502	2,311
CFK Trust, Ser 2020-MF2, Cl E
3.573%, 03/15/2039(A)(D)	2,840	2,295
CFK Trust, Ser MF2, Cl F
3.573%, 03/15/2039(A)(D)	2,960	2,314
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
3.087%, 02/25/2037(A)	3	3

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
3.647%, 02/25/2037(A)	$6	$6
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
3.213%, 06/25/2035(A)	6	6
CIM Trust, Ser 2018-INV1, Cl A4
4.000%, 08/25/2048(A)(D)	57	54
CIM Trust, Ser 2021-R6, Cl A1
1.425%, 07/25/2061(A)(D)	1,237	1,087
CIM TRUST, Ser 2022-R2, Cl A1
3.750%, 12/25/2061(A)(D)	744	701
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035(D)	240	234
Citigroup Commercial Mortgage Trust, Ser 2019-GC41, Cl A5
2.869%, 08/10/2056	2,680	2,299
Citigroup Commercial Mortgage Trust, Ser GC48, Cl A5
4.743%, 05/15/2054(A)	594	569
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
3.639%, 09/25/2033(A)	5	5
Citigroup Mortgage Loan Trust, Ser 2021-INV1, Cl A3A
2.500%, 05/25/2051(A)(D)	1,751	1,391
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(D)	684	565
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(D)	761	624
COMM Mortgage Trust, Ser 2013-CR10, Cl A4
4.210%, 08/10/2046(A)	15	15
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046(A)	120	113
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.216%, 10/10/2046(A)	70	48
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	130	126
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046(D)	299	295
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.234%, 03/10/2047(A)	1,377	14
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	236	231

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	$285	$276
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.226%, 02/10/2048(A)	5,285	99
COMM Mortgage Trust, Ser 2017-PANW, Cl A
3.244%, 10/10/2029(D)	410	387
COMM Mortgage Trust, Ser CBM, Cl A2
2.896%, 02/10/2037(D)	1,230	1,129
COMM Mortgage Trust, Ser CR11, Cl A4
4.258%, 08/10/2050	1,833	1,821
COMM Mortgage Trust, Ser CR14, Cl B
4.736%, 02/10/2047(A)	850	830
COMM Mortgage Trust, Ser CR26, Cl C
4.619%, 10/10/2048(A)	870	796
COMM Mortgage Trust, Ser CR6, Cl A4
3.101%, 03/10/2046	1,420	1,414
COMM Mortgage Trust, Ser CR8, Cl A5
3.612%, 06/10/2046(A)	590	586
COMM Mortgage Trust, Ser LC19, Cl A3
2.922%, 02/10/2048	865	824
COMM Mortgage Trust, Ser LC23, Cl ASB
3.598%, 10/10/2048	496	484
COMM Mortgage Trust, Ser LC23, Cl A3
3.521%, 10/10/2048	368	350
COMM Mortgage Trust, Ser LC6, Cl AM
3.282%, 01/10/2046	1,560	1,553
COMM Mortgage Trust, Ser UBS4, Cl A4
3.420%, 08/10/2047	729	706
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 10/15/2045	60	60
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl AM
3.251%, 10/15/2045	590	574
Commercial Mortgage Trust, Ser PF1, Cl A5
2.522%, 11/15/2054	480	387
Connecticut Avenue Securities Trust, Ser 2020-R01, Cl 1M2
5.134%, ICE LIBOR USD 1 Month + 2.050%, 01/25/2040(A)(D)	217	214
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	14	13
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
3.667%, 10/25/2033(A)	424	405
Credit Suisse Mortgage Trust
0.000%, 10/25/2066(E)	1,401	1,387
Credit Suisse Mortgage Trust, Ser NXSR, Cl A4
3.795%, 12/15/2049(A)	730	683

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Trust, Ser RIO, Cl A
5.842%, ICE LIBOR USD 1 Month + 3.024%, 12/15/2022(A)(D)	$3,765	$3,759
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/2048	477	455
CSAIL Commercial Mortgage Trust, Ser C16, Cl A2
3.067%, 06/15/2052	363	318
CSAIL Commercial Mortgage Trust, Ser C20, Cl A3
2.805%, 03/15/2054	1,049	875
CSAIL Commercial Mortgage Trust, Ser C3, Cl ASB
3.448%, 08/15/2048	910	891
CSMC Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037(D)	290	214
CSMC Trust, Ser 2017-CHOP, Cl G
8.168%, ICE LIBOR USD 1 Month + 5.350%, 07/15/2032(A)(D)	1,000	889
CSMC Trust, Ser 2017-PFHP, Cl A
3.768%, ICE LIBOR USD 1 Month + 0.950%, 12/15/2030(A)(D)	1,190	1,180
CSMC Trust, Ser 2017-RPL1, Cl M2
2.958%, 07/25/2057(A)(D)	1,760	1,413
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048(A)(D)	1,905	1,676
CSMC Trust, Ser 2020-RPL4, Cl A1
2.000%, 01/25/2060(A)(D)	624	556
CSMC Trust, Ser 2021-RPL3, Cl A1
2.000%, 01/25/2060(A)(D)	1,661	1,441
CSMC Trust, Ser 2021-RPL4, Cl A1
1.796%, 12/27/2060(A)(D)	472	439
CSMC Trust, Ser 2021-RPL6, Cl A1
2.000%, 10/25/2060(A)(D)	1,590	1,394
CSMC, Ser 2014-11R, Cl 9A2
2.539%, ICE LIBOR USD 1 Month + 0.140%, 10/27/2036(A)(D)	1,833	1,450
CSMC, Ser 2014-USA, Cl A2
3.953%, 09/15/2037(D)	2,135	1,938
CSMC, Ser 2015-5R, Cl 1A1
1.564%, 09/27/2046(A)(D)	18	18
CSMC, Ser 2021-NQM8, Cl A1
1.841%, 10/25/2066(A)(D)	1,462	1,224
CSMC, Ser 2022-ATH2, Cl A1
4.547%, 05/25/2067(A)(D)	3,113	2,978
CSMC, Ser MARK, Cl A
5.541%, TSFR1M + 2.695%, 06/15/2039(A)(D)	480	478
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/2034(D)	1,175	1,135

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
DBCCRE Mortgage Trust, Ser 2018-ARCP, Cl C
5.099%, 01/10/2034(A)(D)	$550	$518
DC Office Trust, Ser 2019-MTC, Cl A
2.965%, 09/15/2045(D)	1,240	1,007
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
3.793%, ICE LIBOR USD 1 Month + 0.800%, 11/19/2044(A)	267	248
ELP Commercial Mortgage Trust, Ser ELP, Cl C
4.138%, ICE LIBOR USD 1 Month + 1.320%, 11/15/2038(A)(D)	2,500	2,362
EQUS Mortgage Trust, Ser EQAZ, Cl B
3.918%, ICE LIBOR USD 1 Month + 1.100%, 10/15/2038(A)(D)	790	748
EQUS Mortgage Trust, Ser EQAZ, Cl A
3.573%, ICE LIBOR USD 1 Month + 0.755%, 10/15/2038(A)(D)	816	775
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048(A)(D)	145	127
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048(A)(D)	89	88
Flagstar Mortgage Trust, Ser 2021-13IN, Cl A2
3.000%, 12/30/2051(A)(D)	1,773	1,463
FWDSecuritization Trust, Ser 2019-INV1, Cl A1
2.810%, 06/25/2049(A)(D)	337	319
GCAT Trust, Ser 2022-INV1, Cl A1
3.000%, 12/25/2051(A)(D)	1,050	866
GPMT, Ser FL3, Cl A
4.243%, ICE LIBOR USD 1 Month + 1.250%, 07/16/2035(A)(D)	771	760
GS Mortgage Securities II, Ser 2017-SLP, Cl C
3.924%, 10/10/2032(D)	1,310	1,303
GS Mortgage Securities II, Ser ARDN, Cl B
4.468%, ICE LIBOR USD 1 Month + 1.650%, 11/15/2036(A)(D)	1,623	1,552
GS Mortgage Securities II, Ser GC30, Cl B
4.161%, 05/10/2050(A)	480	448
GS Mortgage Securities II, Ser SRP5, Cl A
4.618%, ICE LIBOR USD 1 Month + 1.800%, 09/15/2031(A)(D)	2,665	2,254
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046(A)	270	264
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A4
4.074%, 01/10/2047	977	962

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2014-GC26, Cl B
4.215%, 11/10/2047(A)	$680	$637
GS Mortgage Securities Trust, Ser GC14, Cl A5
4.243%, 08/10/2046	415	412
GS Mortgage Securities Trust, Ser GC47, Cl A5
2.377%, 05/12/2053	328	268
GS Mortgage Securities Trust, Ser GSA2, Cl A4
1.721%, 12/12/2053	1,055	820
GS Mortgage Securities Trust, Ser ROSS, Cl A
3.968%, ICE LIBOR USD 1 Month + 1.150%, 05/15/2026(A)(D)	2,170	2,029
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057(D)	2,111	2,047
GS Mortgage-Backed Securities Trust, Ser 2022-PJ2, Cl A24
3.000%, 06/25/2052(A)(D)	858	767
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027(A)(D)	12	12
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
4.077%, 10/25/2033(A)	95	95
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	8	8
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	2	2
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
2.766%, 05/19/2034(A)	405	383
HIT Trust, Ser HI32, Cl A
5.237%, TSFR1M + 2.391%, 07/15/2024(A)(D)	1,560	1,540
Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl A
3.228%, 07/10/2039(D)	1,225	1,060
Hudson Yards Mortgage Trust, Ser 2019-55HY, Cl A
3.041%, 12/10/2041(A)(D)	1,240	1,040
Impact Funding, Ser 2010-1, Cl A1
5.314%, 01/25/2051(D)	703	674
JP Morgan Mortgage Trust, Ser 2021-11, Cl A3
2.500%, 01/25/2052(A)(D)	720	572

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Mortgage Trust, Ser 2021-3, Cl A3
2.500%, 07/25/2051(A)(D)	$500	$399
JP Morgan Mortgage Trust, Ser 2021-INV2, Cl A2
2.500%, 12/25/2051(A)(D)	1,961	1,567
JP Morgan Mortgage Trust, Ser 2022-3, Cl A2
3.000%, 08/25/2052(A)(D)	1,801	1,485
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.049%, 01/15/2047(A)	130	127
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.699%, 09/15/2047(A)	120	108
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	339	328
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	1,471	1,393
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	568	546
JPMBB Commercial Mortgage Securities Trust, Ser C12, Cl A5
3.664%, 07/15/2045	605	599
JPMBB Commercial Mortgage Securities Trust, Ser C15, Cl AS
4.420%, 11/15/2045	925	911
JPMBB Commercial Mortgage Securities Trust, Ser C17, Cl A4
4.199%, 01/15/2047	210	207
JPMBB Commercial Mortgage Securities Trust, Ser C21, Cl AS
3.997%, 08/15/2047	415	400
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.447%, 06/12/2043(A)	229	–
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AJ
6.723%, 02/15/2051(A)	2	2
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl C
4.712%, 07/15/2047(A)	380	351
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.881%, 01/05/2031(A)(D)	1,305	1,296
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039(D)	1,500	1,293

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser C16, Cl A4
4.166%, 12/15/2046	$908	$896
JPMorgan Chase Commercial Mortgage Securities Trust, Ser JP4, Cl A3
3.393%, 12/15/2049	206	191
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
3.651%, 08/25/2034(A)	26	26
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
3.123%, 11/25/2033(A)	11	11
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
2.974%, 05/25/2045(A)(D)	36	36
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048(A)(D)	101	90
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048(A)(D)	319	284
JPMorgan Mortgage Trust, Ser 2020-1, Cl A3A
3.000%, 06/25/2050(A)(D)	151	132
LAQ Mortgage Trust, Ser LAQ, Cl A
4.646%, TSFR1M + 1.724%, 03/15/2039(A)(D)	320	310
Legacy Mortgage Asset Trust, Ser 2021-GS2, Cl A1
1.750%, 04/25/2061(C)(D)	520	483
Lehman XS Trust, Ser 2007-16N, Cl 2A2
4.784%, ICE LIBOR USD 1 Month + 1.700%, 09/25/2047(A)	4,025	3,612
Master Resecuritization Trust, Ser 2005, Cl 3, PO
0.000%, 05/28/2035(B)(D)	2	1
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034(D)	1,071	706
Med Trust, Ser MDLN, Cl A
3.768%, ICE LIBOR USD 1 Month + 0.950%, 11/15/2038(A)(D)	1,314	1,261
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
3.003%, 07/25/2033(A)	8	7
MFA Trust, Ser 2021-RPL1, Cl A1
1.131%, 07/25/2060(A)(D)	570	507
MFA Trust, Ser 2022-NQM2, Cl A1
4.000%, 05/25/2067(C)(D)	959	893
MHC Trust, Ser MHC2, Cl A
3.668%, ICE LIBOR USD 1 Month + 0.850%, 05/15/2038(A)(D)	1,250	1,206

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(D)	$709	$657
MKT Mortgage Trust, Ser 525M, Cl A
2.694%, 02/12/2040(D)	965	772
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJFL
5.450%, 08/12/2048(A)(D)	11	5
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048(A)	83	40
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.193%, 09/12/2049(A)	15	15
Morgan Stanley BAML Trust, Ser 2012-CKSV, Cl A2
3.277%, 10/15/2030(D)	759	725
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl B
3.930%, 11/15/2045	390	382
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	80	79
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	250	238
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C34, Cl B
4.111%, 11/15/2052(A)	1,030	918
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.282%, 12/12/2049(A)	54	26
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl XA, IO
1.094%, 11/15/2049(A)	2,897	86
Morgan Stanley Capital I Trust, Ser 2017-ASHF, Cl A
3.668%, ICE LIBOR USD 1 Month + 0.850%, 11/15/2034(A)(D)	36	35
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
4.468%, ICE LIBOR USD 1 Month + 1.650%, 05/15/2036(A)(D)	1,508	1,469
Morgan Stanley Capital I Trust, Ser HR8, Cl A3
1.790%, 07/15/2053	576	452
Morgan Stanley Capital I Trust, Ser L2, Cl A3
3.806%, 03/15/2052	480	441
Morgan Stanley Capital I, Ser L8, Cl AS
3.922%, 04/15/2055(A)	580	497
Morgan Stanley Residential Mortgage Loan Trust, Ser 2021-2, Cl A3
2.500%, 05/25/2051(A)(D)	5,748	4,564

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Mortgage Repurchase Agreement Financing Trust II Series, Ser 2022-S1, Cl A1
4.637%, SOFR30A + 2.000%, 03/30/2025(A)(D)	$1,350	$1,350
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035(A)(D)	620	563
New Residential Mortgage Loan Trust, Ser 2017-1A, Cl A1
4.000%, 02/25/2057(A)(D)	563	536
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(D)	147	134
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A3
1.516%, 11/27/2056(A)(D)	381	317
New Residential Mortgage Loan Trust, Ser 2022-NQM4, Cl A1
5.000%, 06/25/2062(C)(D)	1,862	1,808
NewRez Warehouse Securitization Trust, Ser 2021-1, Cl A
3.834%, ICE LIBOR USD 1 Month + 0.750%, 05/25/2055(A)(D)	1,957	1,913
OBX Trust, Ser 2019-EXP1, Cl 1A3
4.000%, 01/25/2059(A)(D)	55	52
OBX Trust, Ser 2020-EXP3, Cl 2A1A
3.344%, ICE LIBOR USD 1 Month + 0.900%, 01/25/2060(A)(D)	65	65
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(D)	537	441
OBX Trust, Ser 2021-NQM3, Cl A3
1.362%, 07/25/2061(A)(D)	460	369
OBX Trust, Ser 2022-NQM1, Cl A1
2.305%, 11/25/2061(A)(D)	1,632	1,402
Oceanview Mortgage Trust, Ser 2021-1, Cl A1
3.000%, 12/25/2051(A)(D)	786	649
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/2054(D)	1,570	1,290
PHH Alternative Mortgage Trust, Ser 2007-3, Cl A3
3.684%, ICE LIBOR USD 1 Month + 0.600%, 07/25/2037(A)	3,309	3,215
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	8	8
Prime Mortgage Trust, Ser 2004-CL1, Cl 1, PO
0.000%, 02/25/2034(B)	2	1
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035(D)	642	543
PRKCM Trust, Ser 2022-AFC1, Cl A1A
4.100%, 04/25/2057(A)(D)	1,790	1,670

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Radnor RE, Ser 2018-1, Cl M2
5.784%, ICE LIBOR USD 1 Month + 2.700%, 03/25/2028(A)(D)	$7,270	$7,214
RATE Mortgage Trust, Ser 2021-HB1, Cl A1
2.500%, 12/25/2051(A)(D)	2,118	1,682
Rate Mortgage Trust, Ser 2021-J1, Cl A1
2.500%, 07/25/2051(A)(D)	406	322
Rate Mortgage Trust, Ser 2021-J1, Cl A7
2.500%, 07/25/2051(A)(D)	295	253
Rate Mortgage Trust, Ser 2022-J1, Cl A7
3.000%, 01/25/2052(A)(D)	920	759
RBSCF Trust, Ser 2013-GSP, Cl A
3.961%, 01/15/2032(A)(D)	445	430
RCKT Mortgage Trust, Ser 2021-3, Cl A1
2.500%, 07/25/2051(A)(D)	498	396
RCKT Mortgage Trust, Ser 2022-2, Cl A2
2.500%, 02/25/2052(A)(D)	622	494
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.075%, 12/25/2034(A)	200	175
Residential Mortgage Loan Trust, Ser 2019-3, Cl A1
2.633%, 09/25/2059(A)(D)	300	291
Seasoned Credit Risk Transfer Trust, Ser 2016-1, Cl M2
3.750%, 09/25/2055(A)(D)	2,378	2,062
Seasoned Credit Risk Transfer Trust, Ser 2019-1, Cl M
4.750%, 07/25/2058(A)(D)	2,840	2,498
Sequoia Mortgage Trust, Ser 2018-CH4, Cl B1B
4.995%, 10/25/2048(A)(D)	1,181	1,112
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A2B
4.144%, 01/05/2043(A)(D)	75	55
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2043(A)(D)	390	282
Stack Infrastructure Issuer, Ser 2019-1A, Cl A2
4.540%, 02/25/2044(D)	289	286
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(D)	276	256
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(D)	54	54
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(D)	197	189
Starwood Mortgage Residential Trust, Ser 2020-INV1, Cl A1
1.027%, 11/25/2055(A)(D)	217	200

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Starwood Mortgage Residential Trust, Ser 2021-4, Cl A1
1.162%, 08/25/2056(A)(D)	$711	$603
Structured Asset Mortgage Investments II Trust, Ser 2007-AR3, Cl 2A1
3.274%, ICE LIBOR USD 1 Month + 0.190%, 09/25/2047(A)	3,265	2,978
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-24A, Cl 3A2
3.783%, 07/25/2033(A)	26	25
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-37A, Cl 2A
3.156%, 12/25/2033(A)	12	12
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
3.684%, ICE LIBOR USD 1 Month + 0.600%, 02/25/2057(A)(D)	310	306
Towd Point Mortgage Trust, Ser 2017-6, Cl M1
3.250%, 10/25/2057(A)(D)	1,050	926
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/2059(A)(D)	787	741
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/2058(A)(D)	810	794
Towd Point Mortgage Trust, Ser 2020-3, Cl A1
3.088%, 02/25/2063(A)(D)	930	874
Towd Point Mortgage Trust, Ser 2021-1, Cl A1
2.250%, 11/25/2061(A)(D)	554	495
Towd Point Mortgage Trust, Ser 2022-4, Cl A1
3.750%, 09/25/2062(A)(D)	500	467
UBS Commercial Mortgage Trust, Ser C4, Cl A3
3.301%, 10/15/2050	428	390
UBS Commercial Mortgage Trust, Ser C7, Cl A3
3.418%, 12/15/2050	425	395
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.651%, 12/10/2045(A)(D)	670	647
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059(C)(D)	262	255
Verus Securitization Trust, Ser 2019-INV2, Cl A1
2.913%, 07/25/2059(A)(D)	145	143

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(A)(D)	$232	$223
Verus Securitization Trust, Ser 2020-2, Cl A1
2.226%, 05/25/2060(A)(D)	207	202
Verus Securitization Trust, Ser 2020-5, Cl A1
1.218%, 05/25/2065(C)(D)	112	103
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(D)	355	306
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(D)	681	566
Verus Securitization Trust, Ser 2021-3, Cl A1
1.046%, 06/25/2066(A)(D)	514	421
Verus Securitization Trust, Ser 2021-4, Cl A1
0.938%, 07/25/2066(A)(D)	635	510
Verus Securitization Trust, Ser 2021-5, Cl A1
1.013%, 09/25/2066(A)(D)	2,061	1,718
Verus Securitization Trust, Ser 2021-7, Cl A1
1.829%, 10/25/2066(A)(D)	950	805
Verus Securitization Trust, Ser 2021-8, Cl A1
1.824%, 11/25/2066(A)(D)	684	584
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(D)	318	290
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(D)	329	303
Visio Trust, Ser 2020-1R, Cl A1
1.312%, 11/25/2055(D)	249	234
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
3.024%, 10/25/2033(A)	20	19
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
3.804%, 08/25/2033(A)	13	12
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
4.142%, 09/25/2033(A)	20	19
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
8.982%, 06/25/2033(A)	3	3
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	42	40
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
3.098%, 06/25/2034(A)	12	11
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034	66	62

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
4.644%, ICE LIBOR USD 1 Month + 1.560%, 10/25/2045(A)	$170	$163
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
3.604%, ICE LIBOR USD 1 Month + 0.520%, 11/25/2045(A)	3,656	3,354
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA1, Cl A1A
1.804%, 12 Month Treas Avg + 0.700%, 02/25/2047(A)	1,045	895
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
1.804%, 12 Month Treas Avg + 0.700%, 01/25/2047(A)	670	543
Wells Fargo Commercial Mortgage Trust, Ser 2013-LC12, Cl B
4.432%, 07/15/2046(A)	20	19
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC18, Cl A5
3.405%, 12/15/2047	570	546
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl XA, IO
1.322%, 11/15/2059(A)	4,639	167
Wells Fargo Commercial Mortgage Trust, Ser C62, Cl A4
4.000%, 04/15/2055(A)	840	758
Wells Fargo Mortgage Backed Securities Trust, Ser 2005-AR7, Cl B1
3.071%, 05/25/2035(A)	1,371	1,169
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.307%, 05/15/2045(A)(D)	753	2
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047(A)	110	106
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047(A)	300	282
WFRBS Commercial Mortgage Trust, Ser C22, Cl B
4.371%, 09/15/2057(A)	245	235
WFRBS Commercial Mortgage Trust, Ser C25, Cl ASB
3.369%, 11/15/2047	232	227
		231,709
Total Mortgage-Backed Securities
(Cost $1,471,064) ($ Thousands)		1,347,706

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 32.1%
Communication Services — 3.0%
Alphabet
2.050%, 08/15/2050	$150	$88
1.900%, 08/15/2040	250	160
1.100%, 08/15/2030	240	186
0.800%, 08/15/2027 (F)	220	186
0.450%, 08/15/2025	110	99
Altice France
5.500%, 10/15/2029 (D)	210	158
AT&T
5.550%, 08/15/2041	130	120
5.350%, 09/01/2040 (F)	130	117
5.250%, 03/01/2037 (F)	2,420	2,228
5.150%, 03/15/2042 (F)	25	22
4.850%, 03/01/2039	750	649
4.750%, 05/15/2046	1,600	1,341
4.500%, 05/15/2035	445	385
4.350%, 03/01/2029 (F)	300	280
4.350%, 06/15/2045 (F)	350	270
3.800%, 02/15/2027 (F)	318	298
3.800%, 12/01/2057	4,432	2,994
3.650%, 09/15/2059	446	289
3.550%, 09/15/2055 (F)	458	301
3.500%, 06/01/2041	314	226
3.500%, 09/15/2053	2,823	1,881
3.300%, 02/01/2052 (F)	120	77
2.550%, 12/01/2033 (F)	590	437
2.300%, 06/01/2027 (F)	750	656
2.250%, 02/01/2032 (F)	60	45
1.700%, 03/25/2026 (F)	2,599	2,311
1.650%, 02/01/2028 (F)	2,005	1,648
CCO Holdings
4.750%, 02/01/2032 (D)(F)	250	195
4.500%, 08/15/2030 (D)	50	40
4.500%, 05/01/2032	1,240	946
Charter Communications Operating
6.834%, 10/23/2055 (F)	70	64
6.484%, 10/23/2045	110	97
6.384%, 10/23/2035	10	9
5.750%, 04/01/2048	1,097	885
5.500%, 04/01/2063	320	242
5.375%, 04/01/2038	663	537
5.375%, 05/01/2047	191	148
5.250%, 04/01/2053 (F)	1,650	1,264
5.125%, 07/01/2049	160	117
4.908%, 07/23/2025	1,924	1,876
4.800%, 03/01/2050	2,410	1,739
4.400%, 04/01/2033 (F)	800	662
4.200%, 03/15/2028 (F)	1,263	1,134
3.750%, 02/15/2028	85	75
3.500%, 06/01/2041	169	108
3.500%, 03/01/2042	1,003	636

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Comcast
7.050%, 03/15/2033	$90	$99
6.500%, 11/15/2035	97	103
4.950%, 10/15/2058 (F)	60	52
4.400%, 08/15/2035	1,770	1,565
4.250%, 10/15/2030 (F)	730	676
4.200%, 08/15/2034	220	193
4.150%, 10/15/2028 (F)	2,220	2,097
4.000%, 08/15/2047	90	70
4.000%, 03/01/2048 (F)	70	54
3.999%, 11/01/2049 (F)	259	198
3.969%, 11/01/2047	418	320
3.950%, 10/15/2025 (F)	90	87
3.750%, 04/01/2040 (F)	200	157
3.450%, 02/01/2050	140	98
3.400%, 04/01/2030 (F)	755	664
3.400%, 07/15/2046 (F)	60	42
3.300%, 04/01/2027	190	176
3.250%, 11/01/2039	60	44
3.150%, 03/01/2026	390	367
2.987%, 11/01/2063	364	211
2.937%, 11/01/2056	533	318
2.887%, 11/01/2051	410	257
2.800%, 01/15/2051	280	172
1.500%, 02/15/2031 (F)	2,425	1,820
Comcast Cable Communications Holdings
9.455%, 11/15/2022	180	181
Discovery Communications
4.000%, 09/15/2055 (F)	277	163
DISH DBS
7.750%, 07/01/2026	120	92
5.875%, 11/15/2024	410	366
5.750%, 12/01/2028 (D)	30	23
5.250%, 12/01/2026 (D)	170	139
5.125%, 06/01/2029	280	165
Fox
5.476%, 01/25/2039 (F)	520	451
3.500%, 04/08/2030 (F)	310	266
Level 3 Financing
3.875%, 11/15/2029 (D)(F)	2,165	1,706
3.400%, 03/01/2027 (D)(F)	1,455	1,219
Netflix
5.875%, 11/15/2028 (F)	561	547
5.375%, 11/15/2029 (D)	341	321
NTT Finance
1.162%, 04/03/2026 (D)	2,250	1,965
Paramount Global
6.875%, 04/30/2036	620	580
5.900%, 10/15/2040	455	382
4.750%, 05/15/2025 (F)	457	449
4.200%, 05/19/2032 (F)	970	786

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Rogers Communications
4.550%, 03/15/2052 (D)(F)	$364	$290
SES GLOBAL Americas Holdings
5.300%, 03/25/2044 (D)	1,200	918
Sprint Spectrum
5.152%, 03/20/2028 (D)(F)	3,552	3,476
4.738%, 03/20/2025 (D)	3,928	3,872
Take-Two Interactive Software
4.000%, 04/14/2032 (F)	1,265	1,099
Telefonica Emisiones
5.213%, 03/08/2047	150	114
T-Mobile USA
5.800%, 09/15/2062	353	328
5.650%, 01/15/2053	369	349
5.200%, 01/15/2033 (F)	830	794
4.500%, 04/15/2050	600	480
4.375%, 04/15/2040	1,730	1,409
3.875%, 04/15/2030	4,200	3,725
3.750%, 04/15/2027 (F)	2,195	2,026
3.500%, 04/15/2025 (F)	1,910	1,826
3.500%, 04/15/2031	798	671
3.400%, 10/15/2052	1,230	812
3.375%, 04/15/2029	1,827	1,578
2.875%, 02/15/2031	374	301
2.700%, 03/15/2032	70	55
2.625%, 02/15/2029	330	272
2.550%, 02/15/2031	2,601	2,061
2.250%, 02/15/2026	1,430	1,280
Verizon Communications
5.500%, 03/16/2047 (F)	60	57
5.250%, 03/16/2037 (F)	805	752
4.862%, 08/21/2046	470	405
4.500%, 08/10/2033 (F)	740	667
4.400%, 11/01/2034	2,062	1,815
4.329%, 09/21/2028 (F)	1,106	1,041
4.272%, 01/15/2036	78	67
4.125%, 08/15/2046	320	253
4.016%, 12/03/2029 (F)	714	648
4.000%, 03/22/2050	170	130
3.875%, 02/08/2029 (F)	210	192
3.850%, 11/01/2042 (F)	610	468
3.700%, 03/22/2061 (F)	510	346
3.550%, 03/22/2051 (F)	1,576	1,108
3.400%, 03/22/2041	130	95
3.150%, 03/22/2030	360	306
3.000%, 03/22/2027	140	127
2.875%, 11/20/2050 (F)	1,420	868
2.650%, 11/20/2040	1,359	886
2.625%, 08/15/2026	1,000	908
2.550%, 03/21/2031 (F)	2,312	1,846
2.355%, 03/15/2032 (F)	2,179	1,671
2.100%, 03/22/2028 (F)	400	338

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.750%, 01/20/2031	$410	$307
Vmed O2 UK Financing I
4.750%, 07/15/2031 (D)	630	486
Vodafone Group
5.250%, 05/30/2048	1,810	1,499
5.000%, 05/30/2038	147	126
4.875%, 06/19/2049	1,544	1,214
4.375%, 05/30/2028 (F)	670	630
4.250%, 09/17/2050 (F)	117	84
Walt Disney
6.650%, 11/15/2037	235	256
6.200%, 12/15/2034	65	68
4.625%, 03/23/2040 (F)	765	688
3.500%, 05/13/2040 (F)	500	386
Warnermedia Holdings
5.391%, 03/15/2062 (D)	733	531
5.141%, 03/15/2052 (D)	9,143	6,645
5.050%, 03/15/2042 (D)(F)	3,346	2,504
4.279%, 03/15/2032 (D)(F)	2,040	1,678
4.054%, 03/15/2029 (D)	1,219	1,053
3.638%, 03/15/2025 (D)(F)	587	556
WarnerMedia Inc
3.755%, 03/15/2027 (D)	1,093	978
		110,286
Consumer Discretionary — 1.6%
Amazon.com
4.950%, 12/05/2044	500	477
4.250%, 08/22/2057	110	91
4.050%, 08/22/2047 (F)	380	321
3.875%, 08/22/2037	1,290	1,121
3.600%, 04/13/2032 (F)	1,512	1,375
3.450%, 04/13/2029	751	694
3.300%, 04/13/2027 (F)	150	142
3.150%, 08/22/2027 (F)	680	634
2.875%, 05/12/2041	205	150
2.800%, 08/22/2024	245	238
2.500%, 06/03/2050	831	519
2.100%, 05/12/2031	811	658
1.500%, 06/03/2030 (F)	350	276
1.200%, 06/03/2027 (F)	672	574
0.800%, 06/03/2025	560	508
AutoNation
4.750%, 06/01/2030	514	452
BMW US Capital
3.800%, 04/06/2023 (D)	420	418
Comcast
4.049%, 11/01/2052	410	314
Cox Communications
4.800%, 02/01/2035 (D)	890	783
2.600%, 06/15/2031 (D)	915	710

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CSC Holdings
4.500%, 11/15/2031 (D)	$1,000	$751
3.375%, 02/15/2031 (D)	200	141
Dollar General
3.250%, 04/15/2023	50	50
Ford Motor
6.100%, 08/19/2032 (F)	380	335
5.291%, 12/08/2046 (F)	99	70
4.750%, 01/15/2043	63	42
3.250%, 02/12/2032 (F)	480	346
Ford Motor Credit
5.125%, 06/16/2025	400	377
5.113%, 05/03/2029	420	364
4.950%, 05/28/2027	850	759
4.125%, 08/17/2027	200	172
4.000%, 11/13/2030	470	367
3.815%, 11/02/2027	261	219
3.810%, 01/09/2024	300	290
3.625%, 06/17/2031	618	459
2.900%, 02/16/2028	200	157
2.900%, 02/10/2029	572	433
2.700%, 08/10/2026	1,232	1,022
General Motors
6.600%, 04/01/2036	40	37
6.250%, 10/02/2043	260	226
6.125%, 10/01/2025	320	320
5.950%, 04/01/2049 (F)	80	67
5.600%, 10/15/2032	580	518
5.400%, 10/02/2023	190	190
5.400%, 10/15/2029	771	711
5.150%, 04/01/2038	240	193
4.875%, 10/02/2023	315	314
General Motors Financial
5.000%, 04/09/2027	355	336
4.350%, 01/17/2027 (F)	110	102
4.250%, 05/15/2023	110	110
4.150%, 06/19/2023	83	83
3.100%, 01/12/2032	467	352
Hanesbrands
4.875%, 05/15/2026 (D)(F)	210	189
4.625%, 05/15/2024 (D)	30	29
Hilton Domestic Operating
5.750%, 05/01/2028 (D)	150	140
5.375%, 05/01/2025 (D)(F)	460	450
Home Depot
4.950%, 09/15/2052	292	274
4.500%, 09/15/2032	615	588
4.250%, 04/01/2046	48	41
3.900%, 12/06/2028	40	38
3.900%, 06/15/2047	60	48
3.750%, 02/15/2024	66	65
3.625%, 04/15/2052	292	221

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.350%, 04/15/2050	$710	$509
3.300%, 04/15/2040	472	361
3.125%, 12/15/2049	569	391
2.700%, 04/15/2030	320	273
2.500%, 04/15/2027 (F)	280	254
2.375%, 03/15/2051	470	275
Hyundai Capital America MTN
2.000%, 06/15/2028 (D)(F)	292	233
1.300%, 01/08/2026 (D)(F)	620	536
0.800%, 01/08/2024 (D)	259	244
Las Vegas Sands
3.200%, 08/08/2024	1,980	1,866
2.900%, 06/25/2025	210	188
Lennar
4.750%, 11/29/2027 (F)	410	379
4.500%, 04/30/2024	140	137
Lowe's
5.625%, 04/15/2053	1,724	1,594
5.000%, 04/15/2033 (F)	1,232	1,164
5.000%, 04/15/2040 (F)	725	643
4.500%, 04/15/2030	200	187
4.250%, 04/01/2052	616	472
Marriott International
4.625%, 06/15/2030	877	792
3.500%, 10/15/2032	752	605
2.850%, 04/15/2031	392	308
McDonald's
5.150%, 09/09/2052	308	286
McDonald's MTN
4.875%, 12/09/2045	260	230
4.450%, 03/01/2047	240	201
4.450%, 09/01/2048	72	60
4.200%, 04/01/2050	1,237	992
3.800%, 04/01/2028 (F)	170	160
3.700%, 01/30/2026 (F)	220	212
3.625%, 09/01/2049 (F)	659	480
3.600%, 07/01/2030 (F)	290	261
3.500%, 03/01/2027 (F)	510	483
3.500%, 07/01/2027	200	187
3.300%, 07/01/2025	320	308
1.450%, 09/01/2025 (F)	80	73
MDC Holdings
6.000%, 01/15/2043	30	22
Mercedes-Benz Finance North America
2.700%, 06/14/2024 (D)	595	573
0.750%, 03/01/2024 (D)	980	923
Newell Brands
4.450%, 04/01/2026	110	101
4.100%, 04/01/2023	278	278
NIKE
3.375%, 03/27/2050 (F)	520	382
3.250%, 03/27/2040	210	162

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.850%, 03/27/2030	$150	$130
2.750%, 03/27/2027 (F)	410	377
2.400%, 03/27/2025	260	247
Nissan Motor
4.345%, 09/17/2027 (D)(F)	1,100	948
3.522%, 09/17/2025 (D)(F)	1,190	1,095
3.043%, 09/15/2023 (D)	580	564
QVC
4.850%, 04/01/2024 (F)	370	348
Sands China
5.900%, 08/08/2028	320	269
5.625%, 08/08/2025	1,580	1,431
4.300%, 01/08/2026 (F)	420	357
3.350%, 03/08/2029 (F)	690	513
2.800%, 03/08/2027	460	366
Starbucks
3.500%, 11/15/2050 (F)	625	437
3.350%, 03/12/2050	120	82
3.000%, 02/14/2032 (F)	1,325	1,097
Target
4.500%, 09/15/2032 (F)	1,077	1,027
2.950%, 01/15/2052 (F)	806	542
2.250%, 04/15/2025 (F)	450	424
Time Warner Cable
7.300%, 07/01/2038	530	504
6.750%, 06/15/2039	10	9
6.550%, 05/01/2037 (F)	268	242
5.875%, 11/15/2040	1,405	1,157
5.500%, 09/01/2041	1,599	1,255
Time Warner Entertainment
8.375%, 07/15/2033 (F)	270	288
Toll Brothers Finance
4.375%, 04/15/2023	120	119
Toyota Motor Credit MTN
4.550%, 09/20/2027	158	154
Virgin Media Secured Finance
5.500%, 05/15/2029 (D)	250	214
VOC Escrow
5.000%, 02/15/2028 (D)	380	309
Volkswagen Group of America Finance
1.250%, 11/24/2025 (D)	1,345	1,181
0.875%, 11/22/2023 (D)	1,055	1,004
Walmart
4.500%, 09/09/2052	462	433
4.150%, 09/09/2032 (F)	923	884
3.950%, 09/09/2027 (F)	770	747
Wynn Macau
5.625%, 08/26/2028 (D)	500	333
5.125%, 12/15/2029 (D)	200	130
		59,453

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Consumer Staples — 1.7%
Alimentation Couche-Tard
3.550%, 07/26/2027 (D)(F)	$650	$580
Altria Group
6.200%, 02/14/2059	76	66
5.950%, 02/14/2049 (F)	960	795
5.800%, 02/14/2039 (F)	1,190	1,039
4.800%, 02/14/2029 (F)	28	26
4.400%, 02/14/2026	514	495
3.875%, 09/16/2046 (F)	240	152
3.400%, 02/04/2041	600	378
2.450%, 02/04/2032	770	543
2.350%, 05/06/2025 (F)	130	120
Anheuser-Busch
4.900%, 02/01/2046	5,920	5,145
4.700%, 02/01/2036	831	749
3.650%, 02/01/2026 (F)	1,135	1,090
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	645	607
5.450%, 01/23/2039	645	615
4.750%, 01/23/2029	120	117
4.600%, 04/15/2048 (F)	1,700	1,408
4.500%, 06/01/2050	670	552
4.375%, 04/15/2038	872	745
4.350%, 06/01/2040	560	474
4.000%, 04/13/2028 (F)	160	152
3.750%, 07/15/2042 (F)	498	378
3.500%, 06/01/2030 (F)	200	178
Bacardi
4.450%, 05/15/2025 (D)	1,840	1,764
BAT Capital
5.650%, 03/16/2052	850	648
5.282%, 04/02/2050	1,260	929
4.540%, 08/15/2047	2,583	1,711
4.390%, 08/15/2037	61	44
3.984%, 09/25/2050 (F)	460	281
3.734%, 09/25/2040	10	6
3.557%, 08/15/2027	3,000	2,635
3.222%, 08/15/2024	167	161
2.259%, 03/25/2028 (F)	315	251
Bunge Finance
1.630%, 08/17/2025	335	301
Cargill
1.375%, 07/23/2023 (D)	440	429
Clorox
4.600%, 05/01/2032	1,230	1,145
Coca-Cola
3.375%, 03/25/2027 (F)	380	363
2.600%, 06/01/2050 (F)	190	122
2.500%, 06/01/2040	20	14
1.450%, 06/01/2027 (F)	490	423

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Constellation Brands
4.750%, 05/09/2032	$700	$655
4.400%, 11/15/2025	415	406
4.350%, 05/09/2027 (F)	320	307
3.600%, 05/09/2024 (F)	230	225
2.250%, 08/01/2031	80	62
Costco Wholesale
3.000%, 05/18/2027 (F)	284	266
2.750%, 05/18/2024	183	179
1.600%, 04/20/2030	450	361
1.375%, 06/20/2027	780	673
Danone
2.589%, 11/02/2023 (D)	1,370	1,339
GSK Consumer Healthcare Capital US
4.000%, 03/24/2052 (D)	474	351
3.625%, 03/24/2032 (D)	1,566	1,328
3.375%, 03/24/2027 (D)	1,081	980
3.375%, 03/24/2029 (D)	575	501
Hershey
0.900%, 06/01/2025	130	118
Imperial Brands Finance
3.500%, 07/26/2026 (D)	635	573
3.125%, 07/26/2024 (D)	2,250	2,152
JBS USA LUX
6.500%, 12/01/2052 (D)	2,115	1,879
3.750%, 12/01/2031 (D)(F)	350	280
3.000%, 02/02/2029 (D)	1,205	986
3.000%, 05/15/2032 (D)(F)	1,520	1,123
Kraft Heinz Foods
7.125%, 08/01/2039 (D)	10	11
6.875%, 01/26/2039	40	41
6.750%, 03/15/2032	10	11
5.500%, 06/01/2050	220	198
5.200%, 07/15/2045 (F)	360	313
5.000%, 06/04/2042	1,250	1,086
4.875%, 10/01/2049 (F)	2,370	1,953
4.625%, 10/01/2039	10	8
4.375%, 06/01/2046	160	124
4.250%, 03/01/2031	110	99
3.000%, 06/01/2026	380	350
Mars
3.200%, 04/01/2030 (D)(F)	210	185
2.700%, 04/01/2025 (D)(F)	370	352
2.375%, 07/16/2040 (D)(F)	300	198
Mondelez International
1.500%, 05/04/2025 (F)	660	603
Nestle Holdings
4.700%, 01/15/2053 (D)	321	300
4.300%, 10/01/2032 (D)	473	450
4.125%, 10/01/2027 (D)	473	459
PepsiCo
2.875%, 10/15/2049 (F)	60	42

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.625%, 03/19/2027	$50	$46
2.250%, 03/19/2025	50	47
1.625%, 05/01/2030	440	353
0.750%, 05/01/2023 (F)	530	520
Philip Morris International
4.500%, 03/20/2042	130	95
2.500%, 11/02/2022	680	679
2.100%, 05/01/2030	290	220
1.125%, 05/01/2023 (F)	280	274
Procter & Gamble
3.000%, 03/25/2030	240	215
2.800%, 03/25/2027	80	74
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (D)	1,505	1,450
Reynolds American
8.125%, 05/01/2040	570	585
7.250%, 06/15/2037	390	365
5.850%, 08/15/2045 (F)	3,140	2,463
Viterra Finance BV
5.250%, 04/21/2032 (D)	1,051	904
4.900%, 04/21/2027 (D)	391	361
Walmart
3.300%, 04/22/2024 (F)	60	59
1.800%, 09/22/2031 (F)	110	87
1.500%, 09/22/2028	230	192
		58,147
Corporate Obligation — 0.7%
Banco Santander
5.294%, 08/18/2027	1,200	1,130
5.147%, 08/18/2025 (F)	2,000	1,941
Bank of America
5.015%, U.S. SOFR + 2.160%, 07/22/2033 (A)(F)	679	630
4.948%, U.S. SOFR + 2.040%, 07/22/2028 (A)	1,693	1,627
4.827%, U.S. SOFR + 1.750%, 07/22/2026 (A)(F)	1,335	1,305
Citigroup
5.610%, SOFRINDX + 1.546%, 09/29/2026 (A)	2,720	2,705
Credit Suisse Group
6.442%, U.S. SOFR + 3.700%, 08/11/2028 (A)(D)	825	767
HSBC Holdings
5.402%, U.S. SOFR + 2.870%, 08/11/2033 (A)(F)	295	262
JPMorgan Chase
4.912%, U.S. SOFR + 2.080%, 07/25/2033 (A)(F)	615	567
4.851%, U.S. SOFR + 1.990%, 07/25/2028 (A)	748	718

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Lloyds Banking Group
4.976%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 08/11/2033 (A)(F)	$3,000	$2,621
4.716%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 08/11/2026 (A)(F)	1,242	1,193
Macquarie Group MTN
5.033%, ICE LIBOR USD 3 Month + 1.750%, 01/15/2030 (A)(D)	635	597
Mitsubishi UFJ Financial Group
5.472%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.125%, 09/13/2033 (A)	410	394
5.354%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.900%, 09/13/2028 (A)	1,236	1,205
5.133%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.125%, 07/20/2033 (A)	635	593
5.063%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 09/12/2025 (A)	1,620	1,603
Morgan Stanley
2.484%, U.S. SOFR + 1.360%, 09/16/2036 (A)	1,040	746
UBS Group
4.703%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.050%, 08/05/2027 (A)(D)	2,307	2,187
4.490%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.600%, 08/05/2025 (A)(D)	1,204	1,175
		23,966
Energy — 2.8%
Aker BP
4.000%, 01/15/2031 (D)	369	313
3.750%, 01/15/2030 (D)	219	186
3.100%, 07/15/2031 (D)	934	731
2.000%, 07/15/2026 (D)	783	675
Apache
7.750%, 12/15/2029	140	143
5.350%, 07/01/2049 (F)	230	181
5.250%, 02/01/2042	90	73
5.100%, 09/01/2040 (F)	205	166
4.750%, 04/15/2043 (F)	390	291
4.250%, 01/15/2044	890	630
Boardwalk Pipelines
3.400%, 02/15/2031	294	236
BP Capital Markets America
3.633%, 04/06/2030	320	288
3.410%, 02/11/2026 (F)	1,110	1,055

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.119%, 05/04/2026	$230	$215
3.000%, 02/24/2050	940	610
2.939%, 06/04/2051 (F)	292	185
Cameron LNG
3.302%, 01/15/2035 (D)	660	519
2.902%, 07/15/2031 (D)	140	115
Canadian Natural Resources
6.450%, 06/30/2033	50	50
Cheniere Corpus Christi Holdings
3.700%, 11/15/2029	938	813
Cheniere Energy
4.625%, 10/15/2028	260	239
Cheniere Energy Partners
4.000%, 03/01/2031	100	84
3.250%, 01/31/2032	530	407
Chevron
2.895%, 03/03/2024 (F)	560	548
1.995%, 05/11/2027 (F)	180	160
1.554%, 05/11/2025	520	480
Chevron USA
3.850%, 01/15/2028	200	190
3.250%, 10/15/2029	50	45
Conoco Funding
7.250%, 10/15/2031	180	201
ConocoPhillips
5.900%, 10/15/2032 (F)	10	10
5.900%, 05/15/2038	420	428
4.150%, 11/15/2034	280	240
Continental Resources
5.750%, 01/15/2031 (D)(F)	370	334
4.900%, 06/01/2044	80	57
4.500%, 04/15/2023 (F)	250	249
4.375%, 01/15/2028 (F)	520	467
3.800%, 06/01/2024	200	194
2.268%, 11/15/2026 (D)(F)	2,070	1,766
Coterra Energy
4.375%, 03/15/2029 (D)(F)	780	721
3.900%, 05/15/2027 (D)	970	899
DCP Midstream Operating
6.450%, 11/03/2036 (D)	110	101
Devon Energy
8.250%, 08/01/2023	50	51
7.875%, 09/30/2031 (F)	660	723
5.875%, 06/15/2028 (F)	40	40
5.850%, 12/15/2025 (F)	50	50
5.600%, 07/15/2041 (F)	490	439
5.250%, 10/15/2027 (F)	46	46
5.000%, 06/15/2045 (F)	1,232	1,025
4.750%, 05/15/2042 (F)	187	152
4.500%, 01/15/2030 (F)	304	277
Diamondback Energy
3.500%, 12/01/2029	500	432

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.250%, 12/01/2026	$30	$28
3.125%, 03/24/2031 (F)	471	382
Ecopetrol
5.875%, 05/28/2045 (F)	1,276	772
4.625%, 11/02/2031 (F)	160	112
4.125%, 01/16/2025 (F)	203	186
Energy Transfer
7.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.306%(A)(G)	580	477
6.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.134%(A)(F)(G)	500	432
6.500%, 02/01/2042	45	42
6.500%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.694%(A)(G)	200	174
6.250%, 04/15/2049 (F)	490	435
6.250%, ICE LIBOR USD 3 Month + 4.028%(A)(G)	90	74
6.125%, 12/15/2045	262	230
5.500%, 06/01/2027 (F)	118	115
5.400%, 10/01/2047	1,926	1,559
5.350%, 05/15/2045	465	374
5.300%, 04/01/2044	640	513
5.300%, 04/15/2047	690	550
5.250%, 04/15/2029	1,165	1,096
5.150%, 03/15/2045 (F)	414	326
5.000%, 05/15/2050 (F)	1,285	1,004
4.950%, 05/15/2028	1,083	1,010
4.950%, 06/15/2028 (F)	180	168
4.500%, 11/01/2023	690	684
4.400%, 03/15/2027	145	135
4.000%, 10/01/2027 (F)	1,190	1,079
3.750%, 05/15/2030	1,250	1,058
Eni
4.000%, 09/12/2023 (D)(F)	1,940	1,916
Enterprise Products Operating
7.550%, 04/15/2038	40	44
5.700%, 02/15/2042 (F)	40	37
5.375%, ICE LIBOR USD 3 Month + 2.570%, 02/15/2078 (A)	150	113
5.100%, 02/15/2045	395	336
4.850%, 03/15/2044	430	361
4.800%, 02/01/2049	60	49
4.200%, 01/31/2050	120	92
4.150%, 10/16/2028 (F)	1,605	1,492
3.950%, 01/31/2060	220	152
3.700%, 01/31/2051	270	190
3.125%, 07/31/2029 (F)	170	146
2.800%, 01/31/2030 (F)	540	451
EOG Resources
4.950%, 04/15/2050 (F)	450	419

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.375%, 04/15/2030 (F)	$120	$114
4.150%, 01/15/2026	340	331
3.900%, 04/01/2035	390	333
EQM Midstream Partners
5.500%, 07/15/2028	30	26
EQT
6.125%, 02/01/2025	30	30
5.000%, 01/15/2029	150	140
3.900%, 10/01/2027 (F)	1,020	928
3.625%, 05/15/2031 (D)	320	267
3.125%, 05/15/2026 (D)	10	9
Equinor
3.000%, 04/06/2027 (F)	555	512
2.875%, 04/06/2025 (F)	1,685	1,607
Exxon Mobil
4.327%, 03/19/2050	838	714
4.114%, 03/01/2046 (F)	533	440
3.482%, 03/19/2030 (F)	460	418
3.452%, 04/15/2051	1,023	762
3.043%, 03/01/2026 (F)	660	624
2.992%, 03/19/2025 (F)	2,400	2,302
1.571%, 04/15/2023	50	49
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040 (D)	252	191
2.625%, 03/31/2036 (D)	458	354
2.160%, 03/31/2034 (D)	666	547
1.750%, 09/30/2027 (D)	1,337	1,214
Halliburton
5.000%, 11/15/2045 (F)	80	66
4.850%, 11/15/2035	60	52
3.800%, 11/15/2025	17	16
Hess
6.000%, 01/15/2040	880	818
5.600%, 02/15/2041 (F)	860	752
HF Sinclair
5.875%, 04/01/2026 (D)(F)	620	608
KazMunayGas National JSC
5.750%, 04/19/2047 (D)	340	226
Kinder Morgan
5.550%, 06/01/2045 (F)	300	261
5.450%, 08/01/2052 (F)	956	828
5.200%, 03/01/2048 (F)	455	380
5.050%, 02/15/2046	170	139
4.300%, 06/01/2025 (F)	510	497
4.300%, 03/01/2028 (F)	150	140
3.600%, 02/15/2051	109	71
3.150%, 01/15/2023	193	192
Kinder Morgan Energy Partners
5.500%, 03/01/2044	415	345
5.400%, 09/01/2044	20	17
MEG Energy
5.875%, 02/01/2029 (D)	80	72

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MPLX
5.500%, 02/15/2049	$390	$331
4.950%, 03/14/2052 (F)	1,160	908
4.875%, 12/01/2024	320	316
4.800%, 02/15/2029	330	307
4.700%, 04/15/2048	430	328
4.500%, 04/15/2038	520	419
Northwest Pipeline
4.000%, 04/01/2027	219	203
Occidental Petroleum
7.875%, 09/15/2031	610	651
7.500%, 05/01/2031	870	909
6.950%, 07/01/2024	288	296
6.600%, 03/15/2046	360	371
6.450%, 09/15/2036	280	280
5.550%, 03/15/2026	110	110
4.625%, 06/15/2045	280	232
4.400%, 04/15/2046 (F)	120	99
4.200%, 03/15/2048	170	136
4.100%, 02/15/2047 (F)	600	478
3.400%, 04/15/2026 (F)	270	256
3.000%, 02/15/2027 (F)	300	270
Parsley Energy
4.125%, 02/15/2028 (D)	60	55
Pertamina Persero
6.000%, 05/03/2042 (D)	300	263
Petrobras Global Finance BV
7.375%, 01/17/2027	310	319
6.900%, 03/19/2049	1,870	1,556
6.850%, 06/05/2115	820	639
6.250%, 03/17/2024	1,394	1,404
5.750%, 02/01/2029	300	281
5.299%, 01/27/2025 (F)	1,278	1,268
Petroleos Mexicanos
7.690%, 01/23/2050	150	92
6.950%, 01/28/2060	780	432
6.625%, 06/15/2035	767	489
6.375%, 01/23/2045 (F)	1,105	610
5.625%, 01/23/2046	480	250
4.875%, 01/18/2024	32	31
2.460%, 12/15/2025	646	621
2.378%, 04/15/2025	305	296
Petroleos Mexicanos MTN
6.875%, 08/04/2026	120	108
6.750%, 09/21/2047	2,970	1,656
Phillips 66
1.300%, 02/15/2026	405	354
Pioneer Natural Resources
2.150%, 01/15/2031	1,255	967
1.900%, 08/15/2030 (F)	737	563
1.125%, 01/15/2026 (F)	110	96

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Plains All American Pipeline
3.550%, 12/15/2029	$495	$412
2.850%, 01/31/2023	250	248
Range Resources
5.000%, 03/15/2023	322	321
4.875%, 05/15/2025	120	113
Reliance Industries
3.625%, 01/12/2052 (D)	2,220	1,391
2.875%, 01/12/2032 (D)(F)	320	251
Rockies Express Pipeline
6.875%, 04/15/2040 (D)	830	676
4.950%, 07/15/2029 (D)	2,235	1,917
Ruby Pipeline
8.000%, 04/01/2022 (D)(F)(H)	1,008	836
Sabine Pass Liquefaction
5.750%, 05/15/2024	1,370	1,375
5.000%, 03/15/2027 (F)	1,265	1,214
4.500%, 05/15/2030	1,210	1,102
Saudi Arabian Oil
1.625%, 11/24/2025 (D)	540	486
1.250%, 11/24/2023 (D)	450	432
Schlumberger Finance Canada
2.650%, 11/20/2022 (D)	329	329
Schlumberger Holdings
3.900%, 05/17/2028 (D)	475	428
Schlumberger Investment
3.650%, 12/01/2023	61	60
Shell International Finance BV
4.550%, 08/12/2043	280	243
4.375%, 05/11/2045 (F)	470	395
4.125%, 05/11/2035	1,566	1,372
3.250%, 04/06/2050	840	590
2.875%, 05/10/2026 (F)	900	838
2.750%, 04/06/2030	440	376
Sinopec Group Overseas Development
4.375%, 04/10/2024 (D)(F)	1,240	1,236
Southern Natural Gas
8.000%, 03/01/2032	170	186
Southwestern Energy
5.375%, 02/01/2029	20	18
5.375%, 03/15/2030	80	72
4.750%, 02/01/2032 (F)	190	159
Tallgrass Energy Partners
6.000%, 12/31/2030 (D)(F)	20	17
Targa Resources
6.250%, 07/01/2052	359	326
5.200%, 07/01/2027 (F)	540	519
4.200%, 02/01/2033	250	208
Targa Resources Partners
5.500%, 03/01/2030 (F)	304	273
5.000%, 01/15/2028 (F)	100	93
4.875%, 02/01/2031	1,060	912

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, 01/15/2032 (F)	$40	$33
Tennessee Gas Pipeline
8.375%, 06/15/2032	1,140	1,260
2.900%, 03/01/2030 (D)	1,560	1,277
TransCanada PipeLines
4.625%, 03/01/2034	860	753
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	60	64
Venture Global Calcasieu Pass
3.875%, 11/01/2033 (D)	290	225
Western Midstream Operating
5.500%, 08/15/2048	244	197
5.500%, 02/01/2050 (F)	210	170
5.300%, 03/01/2048	162	133
4.650%, 07/01/2026	40	37
4.500%, 03/01/2028	60	54
4.300%, 02/01/2030 (F)	1,200	1,026
3.555%, ICE LIBOR USD 3 Month + 1.100%, 01/13/2023 (A)	130	129
3.350%, 02/01/2025	390	364
Williams
7.750%, 06/15/2031	841	913
7.500%, 01/15/2031	100	107
5.750%, 06/24/2044	51	46
5.400%, 03/04/2044	84	73
3.750%, 06/15/2027 (F)	1,044	963
		101,233
Financials — 11.3%
ABN AMRO Bank
4.750%, 07/28/2025 (D)	360	346
AerCap Ireland Capital DAC
3.400%, 10/29/2033	540	392
Agree
4.800%, 10/01/2032	308	275
Ally Financial
1.450%, 10/02/2023 (F)	670	647
Ambac Assurance
5.100%(D)(G)	8	9
American Express
4.420%, U.S. SOFR + 1.760%, 08/03/2033 (A)(F)	924	840
4.050%, 05/03/2029	770	709
3.950%, 08/01/2025	555	538
3.375%, 05/03/2024 (F)	1,495	1,458
2.550%, 03/04/2027	1,325	1,180
American International Group
3.900%, 04/01/2026	530	506
3.875%, 01/15/2035 (F)	210	177
2.500%, 06/30/2025 (F)	260	243
American Tower
3.125%, 01/15/2027	307	276

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Antares Holdings
3.750%, 07/15/2027 (D)	$899	$726
Aon
6.250%, 09/30/2040	19	19
2.600%, 12/02/2031	2,080	1,626
Apollo Management Holdings
4.400%, 05/27/2026 (D)	530	503
Ares Capital
3.200%, 11/15/2031	282	201
Arthur J Gallagher
3.050%, 03/09/2052 (F)	1,370	846
Athene Global Funding
3.205%, 03/08/2027 (D)	635	561
2.986%, SOFRINDX + 0.700%, 05/24/2024 (A)(D)	2,025	1,987
2.950%, 11/12/2026 (D)	2,090	1,843
2.514%, 03/08/2024 (D)	1,202	1,148
2.500%, 03/24/2028 (D)	1,028	856
1.985%, 08/19/2028 (D)(F)	764	603
1.730%, 10/02/2026 (D)(F)	1,328	1,127
1.608%, 06/29/2026 (D)	1,365	1,161
Athene Global Funding MTN
2.646%, 10/04/2031 (D)	970	730
Athene Holding
4.125%, 01/12/2028 (F)	605	543
Avolon Holdings Funding
3.950%, 07/01/2024 (D)	715	676
2.875%, 02/15/2025 (D)	975	882
2.528%, 11/18/2027 (D)	779	609
AXA Equitable Holdings
3.900%, 04/20/2023	500	497
Bain Capital Specialty Finance
2.550%, 10/13/2026	62	51
Banco Santander
4.175%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.000%, 03/24/2028 (A)	200	180
3.848%, 04/12/2023 (F)	600	596
3.543%, ICE LIBOR USD 3 Month + 1.120%, 04/12/2023 (A)	400	400
3.225%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.600%, 11/22/2032 (A)(F)	400	280
2.749%, 12/03/2030	185	131
2.746%, 05/28/2025	1,400	1,280
1.722%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 09/14/2027 (A)	1,190	985
Bank of America
4.571%, U.S. SOFR + 1.830%, 04/27/2033 (A)	2,350	2,105
3.419%, ICE LIBOR USD 3 Month + 1.040%, 12/20/2028 (A)(F)	2,774	2,463

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.366%, ICE LIBOR USD 3 Month + 0.810%, 01/23/2026 (A)	$631	$598
3.004%, ICE LIBOR USD 3 Month + 0.790%, 12/20/2023 (A)	3,612	3,593
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (A)	1,445	1,130
2.687%, U.S. SOFR + 1.320%, 04/22/2032 (A)	3,735	2,916
2.651%, U.S. SOFR + 1.220%, 03/11/2032 (A)	1,305	1,015
2.592%, U.S. SOFR + 2.150%, 04/29/2031 (A)(F)	2,130	1,689
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (A)	3,710	2,837
1.734%, U.S. SOFR + 0.960%, 07/22/2027 (A)	5,442	4,669
1.658%, U.S. SOFR + 0.910%, 03/11/2027 (A)	7,358	6,376
Bank of America MTN
5.000%, 01/21/2044	830	717
4.450%, 03/03/2026 (F)	1,157	1,115
4.376%, U.S. SOFR + 1.580%, 04/27/2028 (A)(F)	1,140	1,068
4.330%, ICE LIBOR USD 3 Month + 1.520%, 03/15/2050 (A)	260	205
4.271%, ICE LIBOR USD 3 Month + 1.310%, 07/23/2029 (A)(F)	65	59
4.250%, 10/22/2026	80	76
4.244%, ICE LIBOR USD 3 Month + 1.814%, 04/24/2038 (A)	179	147
4.200%, 08/26/2024	1,530	1,505
4.125%, 01/22/2024	290	288
4.100%, 07/24/2023	340	339
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/2051 (A)	1,630	1,229
4.000%, 04/01/2024 (F)	1,309	1,294
4.000%, 01/22/2025	1,610	1,558
3.974%, ICE LIBOR USD 3 Month + 1.210%, 02/07/2030 (A)	1,900	1,691
3.970%, ICE LIBOR USD 3 Month + 1.070%, 03/05/2029 (A)	625	565
3.864%, ICE LIBOR USD 3 Month + 0.940%, 07/23/2024 (A)(F)	600	592
3.824%, ICE LIBOR USD 3 Month + 1.575%, 01/20/2028 (A)	524	482
3.593%, ICE LIBOR USD 3 Month + 1.370%, 07/21/2028 (A)	1,364	1,232
3.550%, ICE LIBOR USD 3 Month + 0.780%, 03/05/2024 (A)	860	853
3.500%, 04/19/2026 (F)	780	733
3.384%, U.S. SOFR + 1.330%, 04/02/2026 (A)(F)	2,400	2,267
3.300%, 01/11/2023	1,200	1,197

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.194%, ICE LIBOR USD 3 Month + 1.180%, 07/23/2030 (A)	$240	$202
3.093%, ICE LIBOR USD 3 Month + 1.090%, 10/01/2025 (A)	960	912
2.884%, ICE LIBOR USD 3 Month + 1.190%, 10/22/2030 (A)	265	217
2.087%, U.S. SOFR + 1.060%, 06/14/2029 (A)	6,025	4,896
1.530%, U.S. SOFR + 0.650%, 12/06/2025 (A)	2,088	1,910
1.197%, U.S. SOFR + 1.010%, 10/24/2026 (A)	720	628
Bank of Montreal MTN
1.850%, 05/01/2025 (F)	880	810
Bank of New York Mellon
3.400%, 05/15/2024 (F)	530	519
Bank of New York Mellon MTN
4.596%, U.S. SOFR + 1.755%, 07/26/2030 (A)	62	59
4.289%, U.S. SOFR + 1.418%, 06/13/2033 (A)	1,485	1,359
3.250%, 09/11/2024	100	97
1.600%, 04/24/2025 (F)	260	240
Bank of Nova Scotia
4.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.551%(A)(G)	510	455
4.588%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.050%, 05/04/2037 (A)	390	327
1.300%, 06/11/2025	480	432
Barclays
5.088%, ICE LIBOR USD 3 Month + 3.054%, 06/20/2030 (A)(F)	1,940	1,687
4.375%, 01/12/2026 (F)	2,270	2,140
Barclays MTN
4.972%, ICE LIBOR USD 3 Month + 1.902%, 05/16/2029 (A)	520	468
Berkshire Hathaway Finance
4.250%, 01/15/2049 (F)	870	723
3.850%, 03/15/2052	1,265	966
Blackstone Private Credit Fund
4.000%, 01/15/2029 (F)	936	750
3.250%, 03/15/2027	604	500
Blackstone Secured Lending Fund
3.625%, 01/15/2026 (F)	670	612
BNP Paribas
4.705%, ICE LIBOR USD 3 Month + 2.235%, 01/10/2025 (A)(D)(F)	930	916
4.625%, 03/13/2027 (D)	200	185
4.400%, 08/14/2028 (D)(F)	1,447	1,302
3.375%, 01/09/2025 (D)(F)	290	276

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.219%, U.S. SOFR + 2.074%, 06/09/2026 (A)(D)(F)	$600	$540
BNP Paribas MTN
4.375%, USD Swap Semi 30/360 5 Yr Curr + 1.483%, 03/01/2033 (A)(D)	400	345
3.500%, 03/01/2023 (D)	464	461
3.052%, U.S. SOFR + 1.507%, 01/13/2031 (A)(D)	200	159
BPCE
5.150%, 07/21/2024 (D)	410	400
Brighthouse Financial
3.850%, 12/22/2051 (F)	291	176
Brighthouse Financial Global Funding MTN
1.000%, 04/12/2024 (D)	1,505	1,405
Canadian Imperial Bank of Commerce
0.950%, 06/23/2023 (F)	480	467
Cantor Fitzgerald
4.500%, 04/14/2027 (D)	1,135	1,052
Capital One Financial
3.273%, U.S. SOFR + 1.790%, 03/01/2030 (A)	1,850	1,547
Cboe Global Markets
3.000%, 03/16/2032	1,330	1,093
Charles Schwab
2.900%, 03/03/2032	1,985	1,635
Chubb INA Holdings
3.350%, 05/03/2026	200	189
3.150%, 03/15/2025	74	71
2.875%, 11/03/2022	39	39
CI Financial
4.100%, 06/15/2051 (F)	1,020	607
3.200%, 12/17/2030	1,255	910
Citadel
4.875%, 01/15/2027 (D)(F)	660	616
Citigroup
8.125%, 07/15/2039	1,064	1,258
6.675%, 09/13/2043	70	71
6.625%, 06/15/2032 (F)	100	101
6.300%, ICE LIBOR USD 3 Month + 3.423%(A)(G)	300	279
5.950%, ICE LIBOR USD 3 Month + 3.905%(A)(G)	590	534
5.950%, ICE LIBOR USD 3 Month + 4.068%(A)(F)(G)	360	356
5.500%, 09/13/2025 (F)	950	949
5.300%, 05/06/2044 (F)	225	196
4.910%, U.S. SOFR + 2.086%, 05/24/2033 (A)(F)	2,426	2,232
4.750%, 05/18/2046	100	80
4.658%, U.S. SOFR + 1.887%, 05/24/2028 (A)(F)	1,083	1,029
4.650%, 07/30/2045 (F)	903	729
4.450%, 09/29/2027 (F)	1,295	1,199

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.412%, U.S. SOFR + 3.914%, 03/31/2031 (A)(F)	$2,750	$2,467
4.400%, 06/10/2025	1,080	1,050
4.300%, 11/20/2026 (F)	240	227
4.125%, 07/25/2028	210	189
4.075%, ICE LIBOR USD 3 Month + 1.192%, 04/23/2029 (A)	81	73
3.980%, ICE LIBOR USD 3 Month + 1.338%, 03/20/2030 (A)(F)	1,860	1,651
3.878%, ICE LIBOR USD 3 Month + 1.168%, 01/24/2039 (A)(F)	59	46
3.785%, U.S. SOFR + 1.939%, 03/17/2033 (A)	970	813
3.500%, 05/15/2023 (F)	630	626
3.352%, ICE LIBOR USD 3 Month + 0.897%, 04/24/2025 (A)	1,240	1,196
3.300%, 04/27/2025 (F)	120	114
3.200%, 10/21/2026	440	403
3.106%, U.S. SOFR + 2.842%, 04/08/2026 (A)	350	328
3.070%, U.S. SOFR + 1.280%, 02/24/2028 (A)	655	584
3.057%, U.S. SOFR + 1.351%, 01/25/2033 (A)	2,520	1,985
2.976%, U.S. SOFR + 1.422%, 11/05/2030 (A)	715	587
2.572%, U.S. SOFR + 2.107%, 06/03/2031 (A)	2,500	1,966
2.561%, U.S. SOFR + 1.167%, 05/01/2032 (A)	1,400	1,075
2.520%, U.S. SOFR + 1.177%, 11/03/2032 (A)	360	273
1.678%, U.S. SOFR + 1.667%, 05/15/2024 (A)(F)	500	489
1.462%, U.S. SOFR + 0.770%, 06/09/2027 (A)(F)	1,800	1,533
CME Group
3.000%, 03/15/2025	51	49
Cooperatieve Rabobank UA
4.375%, 08/04/2025	2,150	2,054
3.758%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.420%, 04/06/2033 (A)(D)(F)	2,927	2,420
3.649%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.220%, 04/06/2028 (A)(D)(F)	2,111	1,914
Credit Agricole MTN
4.000%, USD Swap Semi 30/360 5 Yr Curr + 1.644%, 01/10/2033 (A)(D)	250	215
1.907%, U.S. SOFR + 1.676%, 06/16/2026 (A)(D)	400	358

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Credit Suisse Group
9.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 6.383%(A)(D)(G)	$2,030	$1,991
6.537%, U.S. SOFR + 3.920%, 08/12/2033 (A)(D)	3,265	2,934
4.207%, ICE LIBOR USD 3 Month + 1.240%, 06/12/2024 (A)(D)	300	294
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (A)(D)	730	574
3.750%, 03/26/2025	250	233
3.091%, U.S. SOFR + 1.730%, 05/14/2032 (A)(D)	2,365	1,660
2.593%, U.S. SOFR + 1.560%, 09/11/2025 (A)(D)	760	691
2.193%, U.S. SOFR + 2.044%, 06/05/2026 (A)(D)	1,888	1,642
1.305%, U.S. SOFR + 0.980%, 02/02/2027 (A)(D)	2,000	1,624
Credit Suisse NY
2.950%, 04/09/2025 (F)	520	478
CTR Partnership
3.875%, 06/30/2028 (D)(F)	90	74
Danske Bank
5.375%, 01/12/2024 (D)	650	646
3.875%, 09/12/2023 (D)	200	197
3.244%, ICE LIBOR USD 3 Month + 1.591%, 12/20/2025 (A)(D)	220	204
1.226%, 06/22/2024 (D)	200	186
Danske Bank MTN
4.375%, 06/12/2028 (D)	200	176
Deutsche Bank NY
3.742%, U.S. SOFR + 2.257%, 01/07/2033 (A)	1,674	1,085
DNB Bank
1.605%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.680%, 03/30/2028 (A)(D)(F)	2,065	1,719
1.127%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 09/16/2026 (A)(D)	5	5
Enstar Group
3.100%, 09/01/2031	739	525
F&G Global Funding
2.000%, 09/20/2028 (D)	620	501
1.750%, 06/30/2026 (D)	810	705
Farmers Exchange Capital
7.200%, 07/15/2048 (D)	1,021	1,088
7.050%, 07/15/2028 (D)	1,000	1,028
Farmers Exchange Capital II
6.151%, ICE LIBOR USD 3 Month + 3.744%, 11/01/2053 (A)(D)	1,650	1,575

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Federal Realty Investment Trust
3.950%, 01/15/2024	$390	$385
GA Global Funding Trust
0.800%, 09/13/2024 (D)	1,125	1,018
Global Payments
5.950%, 08/15/2052	216	190
4.950%, 08/15/2027	2,005	1,910
Goldman Sachs Capital II
4.000%, ICE LIBOR USD 3 Month + 0.768%(A)(F)(G)	10	7
Goldman Sachs Group
6.750%, 10/01/2037	30	30
6.250%, 02/01/2041	1,050	1,043
5.150%, 05/22/2045	820	684
4.750%, 10/21/2045	370	309
4.250%, 10/21/2025 (F)	1,120	1,081
4.223%, ICE LIBOR USD 3 Month + 1.301%, 05/01/2029 (A)	1,300	1,182
3.814%, ICE LIBOR USD 3 Month + 1.158%, 04/23/2029 (A)	480	426
3.750%, 02/25/2026	345	327
3.691%, ICE LIBOR USD 3 Month + 1.510%, 06/05/2028 (A)	380	344
3.615%, U.S. SOFR + 1.846%, 03/15/2028 (A)(F)	170	155
3.500%, 04/01/2025	540	516
3.500%, 11/16/2026 (F)	900	832
3.272%, ICE LIBOR USD 3 Month + 1.201%, 09/29/2025 (A)	2,700	2,572
3.210%, U.S. SOFR + 1.513%, 04/22/2042 (A)	120	81
3.200%, 02/23/2023	1,815	1,806
3.102%, U.S. SOFR + 1.410%, 02/24/2033 (A)(F)	905	719
2.908%, U.S. SOFR + 1.472%, 07/21/2042 (A)(F)	260	167
2.650%, U.S. SOFR + 1.264%, 10/21/2032 (A)	2,950	2,261
2.600%, 02/07/2030 (F)	125	101
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (A)	3,845	2,899
1.948%, U.S. SOFR + 0.913%, 10/21/2027 (A)	2,298	1,965
1.757%, U.S. SOFR + 0.730%, 01/24/2025 (A)	1,233	1,172
1.542%, U.S. SOFR + 0.818%, 09/10/2027 (A)(F)	5,835	4,930
1.431%, U.S. SOFR + 0.798%, 03/09/2027 (A)(F)	1,150	989
1.217%, 12/06/2023 (F)	3,465	3,322
0.925%, U.S. SOFR + 0.486%, 10/21/2024 (A)	3,556	3,375

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
0.657%, U.S. SOFR + 0.505%, 09/10/2024 (A)	$1,472	$1,401
Goldman Sachs Group MTN
4.000%, 03/03/2024	690	680
3.850%, 07/08/2024 (F)	330	322
Guardian Life Global Funding
1.100%, 06/23/2025 (D)	190	171
Healthcare Realty Holdings
3.875%, 05/01/2025	200	191
2.400%, 03/15/2030	170	130
2.000%, 03/15/2031	120	88
HSBC Bank
7.650%, 05/01/2025	500	514
HSBC Bank USA
7.000%, 01/15/2039 (F)	275	289
HSBC Holdings
4.762%, U.S. SOFR + 2.530%, 03/29/2033 (A)	670	550
4.755%, U.S. SOFR + 2.110%, 06/09/2028 (A)	220	202
4.583%, ICE LIBOR USD 3 Month + 1.535%, 06/19/2029 (A)	945	842
4.375%, 11/23/2026 (F)	345	321
4.300%, 03/08/2026 (F)	1,710	1,638
4.250%, 03/14/2024 (F)	510	499
4.250%, 08/18/2025 (F)	560	531
3.973%, ICE LIBOR USD 3 Month + 1.610%, 05/22/2030 (A)	860	728
2.999%, U.S. SOFR + 1.430%, 03/10/2026 (A)(F)	370	342
2.871%, U.S. SOFR + 1.410%, 11/22/2032 (A)(F)	700	510
2.804%, U.S. SOFR + 1.187%, 05/24/2032 (A)(F)	370	272
2.206%, U.S. SOFR + 1.285%, 08/17/2029 (A)	1,930	1,493
2.099%, U.S. SOFR + 1.929%, 06/04/2026 (A)(F)	2,640	2,364
2.013%, U.S. SOFR + 1.732%, 09/22/2028 (A)	3,230	2,582
1.645%, U.S. SOFR + 1.538%, 04/18/2026 (A)	330	294
1.589%, U.S. SOFR + 1.290%, 05/24/2027 (A)	815	681
Huntington Bancshares
4.443%, U.S. SOFR + 1.970%, 08/04/2028 (A)(F)	615	581
ILFC E-Capital Trust II
5.365%, 12/21/2065 (A)(D)	400	272
Intercontinental Exchange
4.950%, 06/15/2052	150	132
4.600%, 03/15/2033	1,560	1,453
1.850%, 09/15/2032	1,470	1,074

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Intesa Sanpaolo
3.375%, 01/12/2023 (D)(F)	$440	$437
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (D)	2,320	2,163
Invitation Homes Operating Partnership
2.000%, 08/15/2031	322	231
Jackson Financial
5.670%, 06/08/2032 (F)	502	459
5.170%, 06/08/2027	431	415
3.125%, 11/23/2031 (F)	1,405	1,057
JPMorgan Chase
8.750%, 09/01/2030	970	1,143
4.950%, 06/01/2045 (F)	430	359
4.565%, U.S. SOFR + 1.750%, 06/14/2030 (A)	743	685
4.452%, ICE LIBOR USD 3 Month + 1.330%, 12/05/2029 (A)	300	275
4.323%, U.S. SOFR + 1.560%, 04/26/2028 (A)	474	444
4.260%, ICE LIBOR USD 3 Month + 1.580%, 02/22/2048 (A)	84	66
4.250%, 10/01/2027 (F)	720	675
4.203%, ICE LIBOR USD 3 Month + 1.260%, 07/23/2029 (A)	800	728
4.023%, ICE LIBOR USD 3 Month + 1.000%, 12/05/2024 (A)(F)	1,480	1,456
3.882%, ICE LIBOR USD 3 Month + 1.360%, 07/24/2038 (A)	325	254
3.875%, 09/10/2024	1,140	1,115
3.625%, 05/13/2024 (F)	230	226
3.625%, 12/01/2027 (F)	230	208
3.332%, ICE LIBOR USD 3 Month + 0.550%, 02/01/2027 (A)	1,590	1,480
3.200%, 01/25/2023 (F)	100	100
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (A)	130	82
2.956%, U.S. SOFR + 2.515%, 05/13/2031 (A)	620	491
2.950%, 10/01/2026 (F)	377	346
2.947%, U.S. SOFR + 1.170%, 02/24/2028 (A)	650	575
2.739%, U.S. SOFR + 1.510%, 10/15/2030 (A)(F)	855	695
2.580%, U.S. SOFR + 1.250%, 04/22/2032 (A)(F)	1,125	872
2.545%, U.S. SOFR + 1.180%, 11/08/2032 (A)	4,350	3,301
2.522%, U.S. SOFR + 2.040%, 04/22/2031 (A)	450	356
2.301%, U.S. SOFR + 1.160%, 10/15/2025 (A)	1,190	1,116
2.182%, U.S. SOFR + 1.890%, 06/01/2028 (A)	901	766

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.083%, U.S. SOFR + 1.850%, 04/22/2026 (A)(F)	$830	$756
2.069%, U.S. SOFR + 1.015%, 06/01/2029 (A)	1,285	1,042
2.005%, TSFR3M + 1.585%, 03/13/2026 (A)	2,045	1,873
1.953%, U.S. SOFR + 1.065%, 02/04/2032 (A)	3,020	2,234
1.578%, U.S. SOFR + 0.885%, 04/22/2027 (A)	5,390	4,653
1.561%, U.S. SOFR + 0.605%, 12/10/2025 (A)	6,375	5,846
1.514%, U.S. SOFR + 1.455%, 06/01/2024 (A)	1,340	1,308
1.470%, U.S. SOFR + 0.765%, 09/22/2027 (A)	731	618
1.045%, U.S. SOFR + 0.800%, 11/19/2026 (A)	2,040	1,764
1.040%, TSFR3M + 0.695%, 02/04/2027 (A)	2,942	2,500
0.969%, TSFR3M + 0.580%, 06/23/2025 (A)	4,070	3,765
Kimco Realty
4.600%, 02/01/2033	463	418
KKR Group Finance II
5.500%, 02/01/2043 (D)	80	72
KKR Group Finance III
5.125%, 06/01/2044 (D)	535	462
KKR Group Finance XII
4.850%, 05/17/2032 (D)(F)	359	330
Liberty Mutual Group
5.500%, 06/15/2052 (D)	445	384
Life Storage
2.400%, 10/15/2031	355	266
Lloyds Banking Group
4.375%, 03/22/2028 (F)	925	841
4.344%, 01/09/2048	200	141
4.050%, 08/16/2023	200	198
3.870%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.500%, 07/09/2025 (A)	1,190	1,147
2.907%, ICE LIBOR USD 3 Month + 0.810%, 11/07/2023 (A)	1,630	1,626
1.627%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 05/11/2027 (A)	2,000	1,699
Macquarie Bank
3.624%, 06/03/2030 (D)	425	344
Macquarie Group
4.442%, U.S. SOFR + 2.405%, 06/21/2033 (A)(D)(F)	330	281
1.340%, U.S. SOFR + 1.069%, 01/12/2027 (A)(D)	2,045	1,750

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Macquarie Group MTN
2.871%, U.S. SOFR + 1.532%, 01/14/2033 (A)(D)	$1,400	$1,052
Massachusetts Mutual Life Insurance
3.729%, 10/15/2070 (D)	88	58
Mercury General
4.400%, 03/15/2027	935	872
MetLife
6.400%, 12/15/2036	420	405
5.700%, 06/15/2035	15	15
MetLife Capital Trust IV
7.875%, 12/15/2037 (D)	800	854
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (D)	1,955	1,817
Mitsubishi UFJ Financial Group
4.080%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.300%, 04/19/2028 (A)	400	372
3.837%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.125%, 04/17/2026 (A)	380	364
2.494%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.970%, 10/13/2032 (A)	276	209
2.309%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.950%, 07/20/2032 (A)	755	566
Moody's
4.250%, 08/08/2032	217	197
Morgan Stanley
1.593%, U.S. SOFR + 0.879%, 05/04/2027 (A)	510	441
0.985%, U.S. SOFR + 0.720%, 12/10/2026 (A)	1,496	1,290
0.790%, U.S. SOFR + 0.525%, 05/30/2025 (A)	1,895	1,744
Morgan Stanley MTN
4.431%, ICE LIBOR USD 3 Month + 1.628%, 01/23/2030 (A)	340	313
3.971%, ICE LIBOR USD 3 Month + 1.455%, 07/22/2038 (A)	119	95
3.772%, ICE LIBOR USD 3 Month + 1.140%, 01/24/2029 (A)	1,080	971
3.622%, U.S. SOFR + 3.120%, 04/01/2031 (A)	2,920	2,524
2.720%, U.S. SOFR + 1.152%, 07/22/2025 (A)	360	341
2.699%, U.S. SOFR + 1.143%, 01/22/2031 (A)(F)	520	422
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (A)	2,265	1,731
2.475%, U.S. SOFR + 1.000%, 01/21/2028 (A)	2,317	2,025

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (A)	$1,195	$898
2.188%, U.S. SOFR + 1.990%, 04/28/2026 (A)	1,300	1,192
1.794%, U.S. SOFR + 1.034%, 02/13/2032 (A)	2,400	1,754
1.512%, U.S. SOFR + 0.858%, 07/20/2027 (A)(F)	1,699	1,447
1.164%, U.S. SOFR + 0.560%, 10/21/2025 (A)	4,860	4,429
0.864%, U.S. SOFR + 0.745%, 10/21/2025 (A)	585	531
0.791%, U.S. SOFR + 0.509%, 01/22/2025 (A)	1,875	1,756
Morgan Stanley Direct Lending Fund
4.500%, 02/11/2027 (F)	246	218
MUFG Bank
4.100%, 09/09/2023 (D)	200	198
National Securities Clearing
1.500%, 04/23/2025 (D)	330	304
1.200%, 04/23/2023 (D)(F)	410	403
Nationwide Building Society
4.363%, ICE LIBOR USD 3 Month + 1.392%, 08/01/2024 (A)(D)	800	789
3.766%, ICE LIBOR USD 3 Month + 1.064%, 03/08/2024 (A)(D)	1,840	1,819
Nationwide Building Society MTN
2.972%, U.S. SOFR + 1.290%, 02/16/2028 (A)(D)(F)	1,375	1,182
Nationwide Mutual Insurance
5.583%, ICE LIBOR USD 3 Month + 2.290%, 12/15/2024 (A)(D)	3,735	3,735
NatWest Group
4.892%, ICE LIBOR USD 3 Month + 1.754%, 05/18/2029 (A)	200	182
4.519%, ICE LIBOR USD 3 Month + 1.550%, 06/25/2024 (A)	830	820
4.269%, ICE LIBOR USD 3 Month + 1.762%, 03/22/2025 (A)	1,500	1,458
1.642%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 06/14/2027 (A)	920	772
New York Life Global Funding
0.950%, 06/24/2025 (D)	340	305
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (D)	1,112	749
Ohio National Financial Services
6.050%, 01/24/2030 (D)(F)	625	579
ORIX
5.200%, 09/13/2032	1,130	1,075
Owl Rock Capital
3.400%, 07/15/2026 (F)	324	278

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Owl Rock Capital III
3.125%, 04/13/2027	$400	$324
Park Aerospace Holdings
5.500%, 02/15/2024 (D)(F)	212	208
4.500%, 03/15/2023 (D)(F)	2,070	2,058
Physicians Realty
2.625%, 11/01/2031	700	531
PNC Bank
3.875%, 04/10/2025	430	416
Principal Life Global Funding II
2.250%, 11/21/2024 (D)	1,465	1,378
1.250%, 06/23/2025 (D)	160	144
Prologis
4.625%, 01/15/2033	341	324
Prospect Capital
3.706%, 01/22/2026	500	433
Prudential Financial MTN
5.625%, 05/12/2041	10	9
Raymond James Financial
4.950%, 07/15/2046	180	159
Royal Bank of Canada MTN
1.600%, 04/17/2023 (F)	760	749
1.150%, 06/10/2025 (F)	460	415
S&P Global
4.750%, 08/01/2028 (D)(F)	1,215	1,186
Santander Holdings USA
4.500%, 07/17/2025	80	77
3.450%, 06/02/2025 (F)	640	599
Santander UK Group Holdings
4.796%, ICE LIBOR USD 3 Month + 1.570%, 11/15/2024 (A)	3,050	3,007
2.896%, U.S. SOFR + 1.475%, 03/15/2032 (A)	610	454
2.469%, U.S. SOFR + 1.220%, 01/11/2028 (A)	510	425
1.673%, U.S. SOFR + 0.989%, 06/14/2027 (A)	445	370
1.532%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.250%, 08/21/2026 (A)	235	204
1.089%, U.S. SOFR + 0.787%, 03/15/2025 (A)	2,475	2,285
SBL Holdings
5.000%, 02/18/2031 (D)	1,017	777
Scentre Group Trust 1
3.625%, 01/28/2026 (D)	635	594
Societe Generale
3.625%, 03/01/2041 (D)(F)	645	384
Societe Generale MTN
2.625%, 01/22/2025 (D)	735	680
State Street
3.300%, 12/16/2024 (F)	70	68

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Stewart Information Services
3.600%, 11/15/2031	$396	$305
Swedbank
1.300%, 06/02/2023 (D)	580	566
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (D)	124	135
4.900%, 09/15/2044 (D)	240	210
3.300%, 05/15/2050 (D)(F)	2,455	1,674
The Vanguard Group
3.050%, 08/22/2050	670	448
Toronto-Dominion Bank MTN
4.456%, 06/08/2032 (F)	2,190	2,000
2.800%, 03/10/2027 (F)	1,300	1,171
1.150%, 06/12/2025 (F)	460	413
0.750%, 06/12/2023 (F)	910	885
Truist Financial MTN
4.260%, U.S. SOFR + 1.456%, 07/28/2026 (A)	1,590	1,546
4.123%, U.S. SOFR + 1.368%, 06/06/2028 (A)	1,046	983
Trust Fibra Uno
6.390%, 01/15/2050 (D)	344	240
UBS MTN
4.500%, 06/26/2048 (D)	440	357
UBS Group
7.000%, USD Swap Semi 30/360 5 Yr Curr + 4.344%(A)(D)(G)	1,640	1,552
4.751%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 05/12/2028 (A)(D)(F)	360	338
4.488%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 05/12/2026 (A)(D)	1,005	969
4.253%, 03/23/2028 (D)(F)	350	322
4.125%, 09/24/2025 (D)	200	191
2.746%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 02/11/2033 (A)(D)	210	156
US Bancorp
4.967%, U.S. SOFR + 2.110%, 07/22/2033 (A)(F)	700	654
1.450%, 05/12/2025 (F)	1,020	936
Validus Holdings
8.875%, 01/26/2040	905	1,129
WEA Finance
4.750%, 09/17/2044 (D)	230	159
3.750%, 09/17/2024 (D)	990	935
Wells Fargo
7.950%, 11/15/2029 (F)	495	546
5.375%, 11/02/2043	400	346
3.000%, 10/23/2026 (F)	1,030	934

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.188%, U.S. SOFR + 2.000%, 04/30/2026 (A)	$5,025	$4,589
Wells Fargo MTN
5.013%, U.S. SOFR + 4.502%, 04/04/2051 (A)	4,525	3,906
4.900%, 11/17/2045 (F)	909	743
4.897%, U.S. SOFR + 2.100%, 07/25/2033 (A)	2,080	1,918
4.808%, U.S. SOFR + 1.980%, 07/25/2028 (A)	615	587
4.750%, 12/07/2046	700	560
4.650%, 11/04/2044	261	207
4.478%, U.S. SOFR + 4.032%, 04/04/2031 (A)(F)	2,630	2,406
4.400%, 06/14/2046 (F)	1,370	1,044
4.150%, 01/24/2029 (F)	1,010	929
4.125%, 08/15/2023 (F)	900	896
3.908%, U.S. SOFR + 1.320%, 04/25/2026 (A)	1,167	1,116
3.750%, 01/24/2024	250	246
3.526%, U.S. SOFR + 1.510%, 03/24/2028 (A)	6,890	6,240
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (A)(F)	4,210	3,414
3.196%, ICE LIBOR USD 3 Month + 1.170%, 06/17/2027 (A)	1,550	1,411
2.879%, TSFR3M + 1.432%, 10/30/2030 (A)(F)	20	16
2.406%, U.S. SOFR + 1.087%, 10/30/2025 (A)(F)	1,005	938
2.393%, U.S. SOFR + 2.100%, 06/02/2028 (A)(F)	900	772
2.164%, ICE LIBOR USD 3 Month + 0.750%, 02/11/2026 (A)	2,265	2,085
Westpac Banking
2.668%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.750%, 11/15/2035 (A)	450	331
		403,181
Health Care — 3.2%
Abbott Laboratories
4.900%, 11/30/2046 (F)	470	450
4.750%, 11/30/2036 (F)	260	254
3.750%, 11/30/2026	463	449
AbbVie
4.875%, 11/14/2048	70	62
4.625%, 10/01/2042	38	32
4.550%, 03/15/2035	1,700	1,525
4.500%, 05/14/2035	510	454
4.450%, 05/14/2046	216	176
4.400%, 11/06/2042	1,000	830
4.300%, 05/14/2036	213	185

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.250%, 11/14/2028 (F)	$335	$315
4.250%, 11/21/2049	2,709	2,175
4.050%, 11/21/2039	762	613
3.800%, 03/15/2025 (F)	460	445
3.750%, 11/14/2023 (F)	100	99
3.600%, 05/14/2025 (F)	770	739
3.200%, 11/21/2029 (F)	2,198	1,924
2.950%, 11/21/2026	380	348
2.900%, 11/06/2022 (F)	10	10
2.600%, 11/21/2024	1,820	1,732
2.300%, 11/21/2022	2,846	2,839
Advocate Health & Hospitals
2.211%, 06/15/2030	1,615	1,309
Aetna
3.875%, 08/15/2047	90	66
2.800%, 06/15/2023	2,650	2,616
Alcon Finance
3.000%, 09/23/2029 (D)	1,975	1,666
Amgen
6.375%, 06/01/2037	910	968
5.150%, 11/15/2041	332	303
4.875%, 03/01/2053	509	448
4.663%, 06/15/2051	269	226
4.400%, 05/01/2045	375	306
4.050%, 08/18/2029	769	708
3.625%, 05/22/2024	130	128
3.150%, 02/21/2040	190	137
3.000%, 02/22/2029 (F)	600	525
3.000%, 01/15/2052	1,128	705
2.770%, 09/01/2053	263	153
2.000%, 01/15/2032 (F)	1,515	1,152
AstraZeneca
1.375%, 08/06/2030 (F)	297	229
Astrazeneca Finance
1.750%, 05/28/2028 (F)	1,036	871
Bausch Health
7.250%, 05/30/2029 (D)	170	65
6.250%, 02/15/2029 (D)	500	187
5.500%, 11/01/2025 (D)	20	16
Baxter International
3.950%, 04/01/2030	425	381
BayCare Health System
3.831%, 11/15/2050	1,595	1,269
Bayer US Finance
3.375%, 10/08/2024 (D)	800	770
Bayer US Finance II
4.875%, 06/25/2048 (D)(F)	1,795	1,466
4.700%, 07/15/2064 (D)(F)	210	154
4.625%, 06/25/2038 (D)	420	348
4.375%, 12/15/2028 (D)	4,578	4,188
4.250%, 12/15/2025 (D)(F)	520	498

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Becton Dickinson
4.685%, 12/15/2044	$264	$225
3.734%, 12/15/2024	287	277
3.700%, 06/06/2027 (F)	121	113
3.363%, 06/06/2024	758	737
Becton Dickinson and
1.957%, 02/11/2031 (F)	233	180
Biogen
3.250%, 02/15/2051 (F)	134	87
Bon Secours Mercy Health
3.464%, 06/01/2030 (F)	855	751
Bristol-Myers Squibb
4.550%, 02/20/2048	129	113
4.350%, 11/15/2047	51	44
3.700%, 03/15/2052	895	685
3.400%, 07/26/2029	124	112
3.200%, 06/15/2026 (F)	506	479
2.950%, 03/15/2032	1,130	965
2.900%, 07/26/2024	785	761
2.750%, 02/15/2023 (F)	300	299
Centene
4.625%, 12/15/2029	390	350
4.250%, 12/15/2027 (F)	260	238
3.375%, 02/15/2030	230	188
3.000%, 10/15/2030	3,732	2,955
2.625%, 08/01/2031	40	30
2.500%, 03/01/2031	275	207
2.450%, 07/15/2028 (F)	1,514	1,233
Cigna
4.900%, 12/15/2048 (F)	830	717
4.800%, 08/15/2038	1,144	1,014
4.375%, 10/15/2028	810	765
4.125%, 11/15/2025 (F)	290	282
3.875%, 10/15/2047	570	418
3.750%, 07/15/2023	462	459
3.400%, 03/01/2027	380	349
3.400%, 03/15/2050	268	181
3.400%, 03/15/2051	588	401
CommonSpirit Health
4.350%, 11/01/2042	480	378
4.187%, 10/01/2049 (F)	635	475
2.782%, 10/01/2030	1,970	1,572
CSL Finance
4.750%, 04/27/2052 (D)	554	477
4.050%, 04/27/2029 (D)(F)	295	272
3.850%, 04/27/2027 (D)	148	140
CVS Health
5.125%, 07/20/2045	670	587
5.050%, 03/25/2048 (F)	5,006	4,409
4.780%, 03/25/2038	565	495
4.300%, 03/25/2028	1,752	1,652
4.250%, 04/01/2050 (F)	30	23

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.125%, 04/01/2040	$160	$127
3.875%, 07/20/2025 (F)	515	499
3.750%, 04/01/2030	540	480
3.625%, 04/01/2027 (F)	360	337
3.000%, 08/15/2026	317	292
2.700%, 08/21/2040	500	328
2.125%, 09/15/2031 (F)	370	285
1.875%, 02/28/2031	110	84
CVS Pass-Through Trust
5.926%, 01/10/2034 (D)	65	64
Danaher
2.800%, 12/10/2051	234	151
2.600%, 10/01/2050	349	215
DH Europe Finance II Sarl
2.200%, 11/15/2024 (F)	805	761
2.050%, 11/15/2022	468	467
Elevance Health
4.625%, 05/15/2042	41	35
4.550%, 05/15/2052	250	211
4.100%, 05/15/2032	270	244
3.650%, 12/01/2027 (F)	220	205
3.500%, 08/15/2024 (F)	90	88
3.350%, 12/01/2024	1,425	1,371
2.950%, 12/01/2022	661	660
Fresenius Medical Care US Finance III
1.875%, 12/01/2026 (D)	1,345	1,124
Gilead Sciences
5.650%, 12/01/2041	35	34
4.750%, 03/01/2046	380	331
4.600%, 09/01/2035	500	452
4.500%, 02/01/2045	10	8
4.000%, 09/01/2036	262	218
3.700%, 04/01/2024	410	404
3.650%, 03/01/2026	460	437
2.800%, 10/01/2050	474	293
2.600%, 10/01/2040	508	335
HCA
5.875%, 02/01/2029	410	399
5.625%, 09/01/2028 (F)	60	57
5.500%, 06/15/2047	1,555	1,314
5.375%, 02/01/2025 (F)	160	158
5.375%, 09/01/2026	155	150
5.250%, 04/15/2025 (F)	820	803
5.250%, 06/15/2026	650	628
5.250%, 06/15/2049	2,150	1,748
4.625%, 03/15/2052 (D)(F)	1,474	1,107
4.500%, 02/15/2027 (F)	20	19
4.125%, 06/15/2029	1,500	1,315
3.625%, 03/15/2032 (D)(F)	840	680
3.500%, 09/01/2030 (F)	790	652
2.375%, 07/15/2031	945	699

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Humana
4.950%, 10/01/2044	$60	$53
4.800%, 03/15/2047	30	26
4.625%, 12/01/2042	170	145
4.500%, 04/01/2025 (F)	80	79
3.950%, 03/15/2027	70	66
3.850%, 10/01/2024	1,470	1,433
3.700%, 03/23/2029	3,205	2,874
3.150%, 12/01/2022	560	559
2.150%, 02/03/2032 (F)	130	99
Johnson & Johnson
3.700%, 03/01/2046 (F)	170	139
3.625%, 03/03/2037	260	225
3.500%, 01/15/2048 (F)	92	73
3.400%, 01/15/2038	173	144
2.625%, 01/15/2025	86	83
2.450%, 09/01/2060 (F)	935	547
0.950%, 09/01/2027 (F)	610	516
0.550%, 09/01/2025	300	268
Medtronic
4.625%, 03/15/2045	9	8
Merck
1.450%, 06/24/2030	300	235
0.750%, 02/24/2026 (F)	530	465
New York and Presbyterian Hospital
3.563%, 08/01/2036	730	608
Pfizer
4.000%, 12/15/2036	815	721
2.625%, 04/01/2030	440	378
2.550%, 05/28/2040	1,020	718
1.750%, 08/18/2031	594	464
1.700%, 05/28/2030 (F)	420	335
0.800%, 05/28/2025 (F)	670	608
Roche Holdings
2.607%, 12/13/2051 (D)	425	277
2.076%, 12/13/2031 (D)	1,051	842
Royalty Pharma
1.200%, 09/02/2025	535	473
0.750%, 09/02/2023	925	886
RWJ Barnabas Health
3.949%, 07/01/2046 (F)	1,030	843
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/2023	934	913
Smith & Nephew
2.032%, 10/14/2030 (F)	670	502
STERIS Irish FinCo UnLtd
3.750%, 03/15/2051	270	186
Takeda Pharmaceutical
5.000%, 11/26/2028 (F)	460	445
4.400%, 11/26/2023 (F)	2,174	2,160
3.175%, 07/09/2050 (F)	376	250
3.025%, 07/09/2040	362	256

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.050%, 03/31/2030	$781	$617
Tenet Healthcare
4.375%, 01/15/2030 (D)	20	17
Teva Pharmaceutical Finance BV
2.950%, 12/18/2022	190	188
Teva Pharmaceutical Finance Netherlands III BV
7.125%, 01/31/2025	390	380
6.000%, 04/15/2024	200	194
5.125%, 05/09/2029 (F)	1,780	1,468
4.750%, 05/09/2027	200	170
3.150%, 10/01/2026 (F)	1,500	1,231
2.800%, 07/21/2023	520	503
Thermo Fisher Scientific
2.800%, 10/15/2041	471	329
2.000%, 10/15/2031 (F)	496	391
1.750%, 10/15/2028 (F)	295	247
UnitedHealth Group
5.800%, 03/15/2036	280	285
4.750%, 05/15/2052	555	496
4.625%, 07/15/2035	985	906
4.450%, 12/15/2048	90	77
4.250%, 04/15/2047	450	371
4.250%, 06/15/2048	110	91
4.200%, 05/15/2032	290	269
4.000%, 05/15/2029	871	812
3.875%, 12/15/2028	170	159
3.875%, 08/15/2059 (F)	360	268
3.750%, 07/15/2025	270	262
3.700%, 08/15/2049	150	113
3.500%, 06/15/2023 (F)	150	149
3.250%, 05/15/2051	950	659
3.125%, 05/15/2060 (F)	50	32
3.050%, 05/15/2041 (F)	154	112
2.900%, 05/15/2050	522	343
2.875%, 03/15/2023	50	50
2.750%, 05/15/2040	225	158
2.375%, 10/15/2022	70	70
2.300%, 05/15/2031 (F)	80	64
2.000%, 05/15/2030	140	113
1.250%, 01/15/2026	170	152
Universal Health Services
1.650%, 09/01/2026 (D)	685	574
Viatris
4.000%, 06/22/2050	675	404
2.700%, 06/22/2030	140	104
Wyeth
5.950%, 04/01/2037	470	495
		117,103

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Industrials — 2.2%
3M
3.700%, 04/15/2050 (F)	$660	$480
3.050%, 04/15/2030 (F)	90	77
2.375%, 08/26/2029 (F)	390	320
Adani International Container Terminal Pvt
3.000%, 02/16/2031 (D)	262	201
ADT Security
4.125%, 08/01/2029 (D)	20	17
AerCap Ireland Capital DAC
4.875%, 01/16/2024 (F)	1,500	1,476
3.875%, 01/23/2028 (F)	345	298
3.500%, 01/15/2025 (F)	232	218
3.300%, 01/30/2032	3,775	2,839
3.150%, 02/15/2024	560	538
3.000%, 10/29/2028 (F)	2,375	1,905
2.450%, 10/29/2026	4,180	3,526
1.650%, 10/29/2024 (F)	1,395	1,274
1.150%, 10/29/2023 (F)	1,765	1,677
Air Lease
3.625%, 04/01/2027	221	196
3.625%, 12/01/2027	216	187
3.375%, 07/01/2025	310	289
3.250%, 03/01/2025	1,645	1,541
Air Lease MTN
2.300%, 02/01/2025 (F)	355	327
Allied Universal Holdco
6.625%, 07/15/2026 (D)	20	18
Boeing
5.930%, 05/01/2060 (F)	160	137
5.805%, 05/01/2050	1,390	1,208
5.705%, 05/01/2040	690	603
5.150%, 05/01/2030 (F)	940	870
4.875%, 05/01/2025 (F)	2,075	2,025
3.750%, 02/01/2050 (F)	992	646
3.625%, 03/01/2048 (F)	23	14
3.550%, 03/01/2038	196	134
3.250%, 02/01/2035	1,569	1,108
3.200%, 03/01/2029 (F)	490	409
3.100%, 05/01/2026 (F)	160	146
2.800%, 03/01/2027	190	167
2.700%, 02/01/2027	140	121
2.196%, 02/04/2026 (F)	2,047	1,817
1.433%, 02/04/2024	2,065	1,962
Builders FirstSource
4.250%, 02/01/2032 (D)	80	61
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	102
5.400%, 06/01/2041	50	49
4.150%, 12/15/2048	150	125
4.050%, 06/15/2048	124	101
2.875%, 06/15/2052	120	78

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Canadian National Railway
4.400%, 08/05/2052	$307	$264
3.850%, 08/05/2032	462	421
Canadian Pacific Railway
6.125%, 09/15/2115	44	42
3.000%, 12/02/2041	195	138
2.450%, 12/02/2031 (F)	119	95
1.750%, 12/02/2026	142	124
1.350%, 12/02/2024 (F)	728	673
Carrier Global
3.577%, 04/05/2050	30	21
Cintas No. 2
4.000%, 05/01/2032	1,190	1,092
3.700%, 04/01/2027	400	379
CoStar Group
2.800%, 07/15/2030 (D)	830	655
Crowley Conro
4.181%, 08/15/2043	415	388
CSX
4.100%, 11/15/2032 (F)	769	698
Deere
3.750%, 04/15/2050 (F)	530	432
3.100%, 04/15/2030 (F)	100	89
Delta Air Lines
7.375%, 01/15/2026 (F)	580	586
7.000%, 05/01/2025 (D)	2,410	2,426
4.750%, 10/20/2028 (D)	2,170	2,021
4.500%, 10/20/2025 (D)	490	476
4.375%, 04/19/2028 (F)	153	129
3.800%, 04/19/2023	381	377
2.900%, 10/28/2024 (F)	60	56
Delta Air Lines Pass-Through Trust, Ser 2020-1, Cl AA
2.000%, 06/10/2028 (F)	3,522	2,987
DP World MTN
5.625%, 09/25/2048 (D)	990	864
Eaton
7.625%, 04/01/2024	75	78
4.150%, 11/02/2042	140	115
Emerson Electric
2.800%, 12/21/2051	280	179
Equifax
3.950%, 06/15/2023	1,612	1,604
2.600%, 12/15/2025 (F)	255	233
GE Capital International Funding Unlimited
4.418%, 11/15/2035	1,197	1,072
General Dynamics
4.250%, 04/01/2040	880	771
4.250%, 04/01/2050	200	173
3.500%, 05/15/2025 (F)	60	58
3.250%, 04/01/2025	160	155

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
General Electric MTN
6.750%, 03/15/2032	$720	$778
3.385%, ICE LIBOR USD 3 Month + 0.480%, 08/15/2036 (A)	2,400	1,997
GFL Environmental
4.250%, 06/01/2025 (D)	250	234
H&E Equipment Services
3.875%, 12/15/2028 (D)(F)	70	55
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (D)	50	44
Honeywell International
1.350%, 06/01/2025 (F)	310	285
John Deere Capital MTN
4.150%, 09/15/2027	1,539	1,493
3.350%, 04/18/2029 (F)	1,255	1,133
2.350%, 03/08/2027	733	661
2.125%, 03/07/2025	441	415
L3Harris Technologies
5.054%, 04/27/2045	180	159
4.854%, 04/27/2035	80	72
Lockheed Martin
4.500%, 05/15/2036	90	82
4.150%, 06/15/2053 (F)	1,220	1,020
4.070%, 12/15/2042	91	77
3.900%, 06/15/2032 (F)	230	213
3.550%, 01/15/2026 (F)	1,188	1,148
Mileage Plus Holdings
6.500%, 06/20/2027 (D)	485	474
Northrop Grumman
5.250%, 05/01/2050	350	334
4.400%, 05/01/2030 (F)	1,048	990
4.030%, 10/15/2047	192	153
3.250%, 08/01/2023 (F)	716	710
3.250%, 01/15/2028	1,074	977
2.930%, 01/15/2025	810	772
Otis Worldwide
3.112%, 02/15/2040	335	236
2.056%, 04/05/2025	220	204
Parker-Hannifin
4.500%, 09/15/2029	595	561
4.250%, 09/15/2027 (F)	1,652	1,573
2.700%, 06/14/2024	400	385
Prime Security Services Borrower
5.750%, 04/15/2026 (D)	320	301
Protective Life Global Funding
1.618%, 04/15/2026 (D)(F)	2,170	1,921
Quanta Services
0.950%, 10/01/2024	584	533
Raytheon Technologies
4.625%, 11/16/2048 (F)	51	44
4.500%, 06/01/2042	170	145
4.450%, 11/16/2038	63	55

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.150%, 05/15/2045	$59	$47
4.125%, 11/16/2028	280	262
3.950%, 08/16/2025 (F)	510	498
3.150%, 12/15/2024	200	195
2.250%, 07/01/2030	420	339
Republic Services
3.950%, 05/15/2028	335	313
2.500%, 08/15/2024 (F)	385	368
1.450%, 02/15/2031	1,650	1,232
Siemens Financieringsmaatschappij
1.200%, 03/11/2026 (D)	1,120	977
Spirit Loyalty Cayman
8.000%, 09/20/2025 (D)	375	377
Triton Container International
2.050%, 04/15/2026 (D)(F)	755	641
Union Pacific
4.950%, 09/09/2052	700	653
3.839%, 03/20/2060	1,030	765
3.750%, 07/15/2025 (F)	340	332
3.750%, 02/05/2070 (F)	230	161
3.375%, 02/14/2042 (F)	352	268
3.250%, 02/05/2050	480	338
2.891%, 04/06/2036	1,595	1,215
2.800%, 02/14/2032 (F)	421	351
2.375%, 05/20/2031 (F)	310	252
United Airlines
4.625%, 04/15/2029 (D)	510	422
4.375%, 04/15/2026 (D)	300	268
United Parcel Service
5.200%, 04/01/2040 (F)	240	234
United Rentals North America
4.875%, 01/15/2028 (F)	150	138
3.875%, 11/15/2027	100	89
3.875%, 02/15/2031	920	748
3.750%, 01/15/2032	300	236
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	451	407
Vertiv Group
4.125%, 11/15/2028 (D)	140	113
XPO Logistics
6.250%, 05/01/2025 (D)(F)	32	32
		81,663
Information Technology — 1.9%
Advanced Micro Devices
3.924%, 06/01/2032 (F)	945	856
Apple
4.375%, 05/13/2045	360	323
4.250%, 02/09/2047	162	144
4.100%, 08/08/2062 (F)	1,247	1,022
3.950%, 08/08/2052 (F)	616	514

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.850%, 05/04/2043	$220	$185
3.350%, 08/08/2032 (F)	769	685
3.250%, 08/08/2029 (F)	1,231	1,124
3.200%, 05/13/2025 (F)	64	62
3.200%, 05/11/2027 (F)	232	218
2.800%, 02/08/2061 (F)	208	129
2.650%, 05/11/2050	451	297
2.650%, 02/08/2051	200	131
2.450%, 08/04/2026	1,410	1,300
2.400%, 08/20/2050 (F)	38	24
2.375%, 02/08/2041 (F)	239	165
1.400%, 08/05/2028 (F)	580	483
1.125%, 05/11/2025	1,110	1,018
Broadcom
4.926%, 05/15/2037 (D)	966	797
4.300%, 11/15/2032	1,225	1,029
4.150%, 11/15/2030 (F)	716	620
4.150%, 04/15/2032 (D)	441	369
3.469%, 04/15/2034 (D)	655	491
3.419%, 04/15/2033 (D)	1,924	1,468
3.187%, 11/15/2036 (D)	10	7
3.150%, 11/15/2025 (F)	384	360
3.137%, 11/15/2035 (D)	1,960	1,373
2.450%, 02/15/2031 (D)	512	386
CommScope
6.000%, 03/01/2026 (D)	200	184
4.750%, 09/01/2029 (D)	140	114
Corning
5.450%, 11/15/2079	725	593
Dell International
6.100%, 07/15/2027	298	300
6.020%, 06/15/2026	39	39
3.450%, 12/15/2051 (D)(F)	873	496
3.375%, 12/15/2041 (D)	728	450
Intel
5.050%, 08/05/2062	307	266
4.900%, 08/05/2052	861	760
4.750%, 03/25/2050	470	406
3.700%, 07/29/2025	223	217
3.250%, 11/15/2049	380	252
3.050%, 08/12/2051 (F)	270	173
2.800%, 08/12/2041 (F)	766	516
1.600%, 08/12/2028 (F)	540	446
International Business Machines
3.000%, 05/15/2024	1,510	1,469
KLA
4.950%, 07/15/2052 (F)	272	247
3.300%, 03/01/2050 (F)	701	492
Kyndryl Holdings
2.050%, 10/15/2026	1,350	1,084
Lenovo Group
6.536%, 07/27/2032 (D)(F)	585	538

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Marvell Technology
1.650%, 04/15/2026 (F)	$1,030	$900
Mastercard
3.850%, 03/26/2050	80	64
3.375%, 04/01/2024	80	79
Microsoft
4.100%, 02/06/2037 (F)	251	232
3.625%, 12/15/2023 (F)	89	88
3.500%, 02/12/2035	156	140
3.450%, 08/08/2036 (F)	565	495
3.300%, 02/06/2027	1,550	1,477
3.041%, 03/17/2062	199	136
2.921%, 03/17/2052	365	257
2.875%, 02/06/2024	1,010	990
2.700%, 02/12/2025	250	240
2.675%, 06/01/2060 (F)	41	26
2.525%, 06/01/2050	546	357
2.400%, 08/08/2026	1,410	1,305
2.375%, 05/01/2023 (F)	20	20
NVIDIA
3.700%, 04/01/2060	310	222
3.500%, 04/01/2040	430	334
3.500%, 04/01/2050	1,200	878
2.850%, 04/01/2030	1,000	857
NXP BV
4.400%, 06/01/2027	355	335
3.400%, 05/01/2030	407	339
3.250%, 05/11/2041	321	210
2.700%, 05/01/2025	280	260
2.650%, 02/15/2032	606	455
Open Text Holdings
4.125%, 02/15/2030 (D)	20	16
4.125%, 12/01/2031 (D)	30	23
Oracle
4.375%, 05/15/2055 (F)	197	135
4.000%, 07/15/2046	564	381
3.950%, 03/25/2051	2,952	1,958
3.900%, 05/15/2035	1,720	1,318
3.800%, 11/15/2037	2,255	1,636
3.650%, 03/25/2041	800	544
3.600%, 04/01/2040	915	621
3.600%, 04/01/2050	1,150	720
2.950%, 11/15/2024 (F)	315	301
2.950%, 04/01/2030	860	693
2.875%, 03/25/2031 (F)	1,320	1,041
1.650%, 03/25/2026	1,030	902
PayPal Holdings
5.050%, 06/01/2052 (F)	1,235	1,100
2.300%, 06/01/2030 (F)	2,845	2,314
1.650%, 06/01/2025 (F)	400	368
Prosus
3.832%, 02/08/2051 (D)	320	177

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Prosus MTN
4.027%, 08/03/2050 (D)	$730	$407
3.061%, 07/13/2031 (D)(F)	2,100	1,442
Roper Technologies
1.000%, 09/15/2025	420	373
Salesforce
3.700%, 04/11/2028	670	635
3.250%, 04/11/2023	480	478
Sprint
7.875%, 09/15/2023	110	111
Sprint Capital
8.750%, 03/15/2032	590	684
Tencent Holdings MTN
3.975%, 04/11/2029 (D)	600	538
3.840%, 04/22/2051 (D)	1,225	800
3.680%, 04/22/2041 (D)	680	488
Texas Instruments
4.150%, 05/15/2048 (F)	300	256
1.750%, 05/04/2030 (F)	290	232
TSMC Arizona
1.750%, 10/25/2026	1,300	1,143
TSMC Global
4.625%, 07/22/2032 (D)	400	379
1.375%, 09/28/2030 (D)	1,365	1,012
Visa
4.300%, 12/14/2045	690	601
3.650%, 09/15/2047	235	184
3.150%, 12/14/2025 (F)	1,410	1,346
VMware
4.700%, 05/15/2030	589	530
1.800%, 08/15/2028	177	140
1.400%, 08/15/2026 (F)	1,025	877
1.000%, 08/15/2024	1,019	943
0.600%, 08/15/2023 (F)	1,435	1,382
Vontier
2.950%, 04/01/2031	425	306
1.800%, 04/01/2026	495	421
Workday
3.800%, 04/01/2032 (F)	1,370	1,189
3.700%, 04/01/2029	300	269
3.500%, 04/01/2027	180	166
Xilinx
2.375%, 06/01/2030 (F)	251	207
		67,105
Materials — 0.9%
Amcor Finance USA
3.625%, 04/28/2026	2,425	2,264
Anglo American Capital
4.750%, 04/10/2027 (D)(F)	720	681
4.750%, 03/16/2052 (D)	746	571
4.000%, 09/11/2027 (D)	200	183

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.875%, 03/16/2029 (D)	$679	$583
3.625%, 09/11/2024 (D)	710	687
ArcelorMittal
7.000%, 10/15/2039 (F)	120	113
Ball
3.125%, 09/15/2031	370	279
Barrick
5.250%, 04/01/2042	80	73
Barrick North America Finance
5.750%, 05/01/2043 (F)	290	273
5.700%, 05/30/2041	509	483
Berry Global
1.650%, 01/15/2027	2,985	2,475
BHP Billiton Finance USA
5.000%, 09/30/2043 (F)	410	389
4.125%, 02/24/2042	40	34
Celanese US Holdings
6.379%, 07/15/2032 (F)	880	818
6.330%, 07/15/2029	990	923
6.050%, 03/15/2025	2,425	2,369
Dow Chemical
7.375%, 11/01/2029 (F)	774	841
5.250%, 11/15/2041	25	22
4.800%, 05/15/2049	360	296
3.600%, 11/15/2050 (F)	298	203
DuPont de Nemours
4.493%, 11/15/2025	830	815
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (D)	480	452
First Quantum Minerals
6.875%, 10/15/2027 (D)	220	198
Freeport-McMoRan
5.450%, 03/15/2043 (F)	785	655
5.250%, 09/01/2029 (F)	1,343	1,248
4.625%, 08/01/2030 (F)	180	158
4.550%, 11/14/2024	40	39
3.875%, 03/15/2023	20	20
Glencore Finance Canada
6.900%, 11/15/2037 (D)	338	338
6.000%, 11/15/2041 (D)(F)	38	34
Glencore Funding
4.125%, 05/30/2023 (D)(F)	200	199
4.125%, 03/12/2024 (D)(F)	1,340	1,317
4.000%, 03/27/2027 (D)	1,200	1,118
3.875%, 10/27/2027 (D)	220	200
3.000%, 10/27/2022 (D)	30	30
Hudbay Minerals
6.125%, 04/01/2029 (D)	20	16
Industrias Penoles
4.150%, 09/12/2029 (D)	1,005	869
International Flavors & Fragrances
5.000%, 09/26/2048	1,505	1,255

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.230%, 10/01/2025 (D)	$1,835	$1,608
Newcrest Finance Pty
3.250%, 05/13/2030 (D)	630	525
OCP
5.125%, 06/23/2051 (D)	360	229
4.500%, 10/22/2025 (D)	400	382
3.750%, 06/23/2031 (D)	410	310
Orbia Advance
2.875%, 05/11/2031 (D)(F)	780	567
1.875%, 05/11/2026 (D)	820	693
Rohm and Haas
7.850%, 07/15/2029	389	432
Sealed Air
1.573%, 10/15/2026 (D)(F)	795	666
Southern Copper
5.250%, 11/08/2042 (F)	2,220	1,945
Suzano Austria GmbH
3.750%, 01/15/2031	1,400	1,097
3.125%, 01/15/2032 (F)	70	50
Teck Resources
6.250%, 07/15/2041 (F)	5	5
6.000%, 08/15/2040	30	26
Vale Overseas
6.875%, 11/21/2036 (F)	874	830
6.250%, 08/10/2026 (F)	32	32
		32,918
Real Estate — 1.0%
Agree
2.600%, 06/15/2033	139	101
2.000%, 06/15/2028	613	494
American Assets Trust
3.375%, 02/01/2031 (F)	1,370	1,088
American Homes 4 Rent
4.300%, 04/15/2052	252	185
3.625%, 04/15/2032	3,139	2,589
American Tower
3.650%, 03/15/2027	434	397
2.700%, 04/15/2031	234	184
1.875%, 10/15/2030	1,430	1,058
AvalonBay Communities MTN
2.450%, 01/15/2031	1,155	942
Boston Properties
3.800%, 02/01/2024	1,250	1,229
3.400%, 06/21/2029	720	610
Brandywine Operating Partnership
3.950%, 11/15/2027	17	15
Brixmor Operating Partnership
2.500%, 08/16/2031 (F)	341	249
2.250%, 04/01/2028	197	159
Camden Property Trust
2.800%, 05/15/2030	265	222

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Crown Castle
2.900%, 04/01/2041 (F)	$148	$96
Crown Castle International
4.000%, 03/01/2027	148	138
3.300%, 07/01/2030	506	424
2.900%, 03/15/2027	961	853
1.050%, 07/15/2026	880	743
Equinix
3.900%, 04/15/2032	1,715	1,457
Essential Properties
2.950%, 07/15/2031	1,290	942
Essex Portfolio
2.550%, 06/15/2031	291	228
1.700%, 03/01/2028	739	599
Extra Space Storage
3.900%, 04/01/2029	281	250
2.350%, 03/15/2032	252	186
GLP Capital
5.375%, 04/15/2026 (F)	2,710	2,592
5.300%, 01/15/2029	1,480	1,349
5.250%, 06/01/2025 (F)	775	749
4.000%, 01/15/2030	200	167
3.350%, 09/01/2024	5	5
3.250%, 01/15/2032	35	26
Healthcare Realty Holdings
3.100%, 02/15/2030	1,645	1,347
Hudson Pacific Properties
4.650%, 04/01/2029 (F)	580	515
3.950%, 11/01/2027	1,246	1,112
Invitation Homes Operating Partnership
4.150%, 04/15/2032	1,604	1,356
Life Storage
3.875%, 12/15/2027	915	833
Mid-America Apartments
4.300%, 10/15/2023	289	287
4.000%, 11/15/2025	346	334
3.950%, 03/15/2029	283	257
MPT Operating Partnership
5.000%, 10/15/2027	90	78
4.625%, 08/01/2029	60	48
3.500%, 03/15/2031 (F)	400	279
Realty Income
3.400%, 01/15/2028	300	273
2.850%, 12/15/2032	408	327
2.200%, 06/15/2028	303	255
Regency Centers
2.950%, 09/15/2029	612	508
Rexford Industrial Realty
2.150%, 09/01/2031 (F)	312	234
Sabra Health Care
3.900%, 10/15/2029 (F)	715	583

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Simon Property Group
2.450%, 09/13/2029	$1,020	$830
STORE Capital
4.625%, 03/15/2029 (F)	359	343
4.500%, 03/15/2028	750	714
2.750%, 11/18/2030	499	440
2.700%, 12/01/2031	197	171
Sun Communities Operating
4.200%, 04/15/2032	564	472
2.300%, 11/01/2028	281	226
VICI Properties
5.750%, 02/01/2027 (D)	445	419
5.625%, 05/15/2052	627	519
5.125%, 05/15/2032 (F)	1,255	1,112
4.950%, 02/15/2030 (F)	30	27
4.625%, 06/15/2025 (D)	100	94
4.500%, 09/01/2026 (D)	375	343
4.500%, 01/15/2028 (D)	200	177
3.875%, 02/15/2029 (D)	705	591
3.750%, 02/15/2027 (D)	75	66
Welltower
4.500%, 01/15/2024	102	101
		35,597
Utilities — 1.8%
AEP Texas
6.650%, 02/15/2033	500	504
AES
1.375%, 01/15/2026	332	286
Alabama Power
3.700%, 12/01/2047 (F)	965	726
American Transmission Systems
2.650%, 01/15/2032 (D)	1,423	1,117
Baltimore Gas and Electric
2.250%, 06/15/2031	437	349
Berkshire Hathaway Energy
2.850%, 05/15/2051	1,060	652
Boston Gas
4.487%, 02/15/2042 (D)	35	28
CenterPoint Energy Houston Electric
3.600%, 03/01/2052	323	241
Cleco Power
6.000%, 12/01/2040	700	676
Comision Federal de Electricidad
3.875%, 07/26/2033 (D)(F)	270	188
Consolidated Edison of New York
4.650%, 12/01/2048	1,500	1,277
4.450%, 03/15/2044 (F)	1,120	928
3.950%, 04/01/2050	130	100
3.350%, 04/01/2030	180	158
Consumers Energy
2.650%, 08/15/2052	196	121

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.500%, 05/01/2060	$249	$137
Dominion Energy
3.071%, 08/15/2024 (C)	980	940
DTE Electric
3.650%, 03/01/2052 (F)	234	177
2.950%, 03/01/2050 (F)	511	342
DTE Energy
2.529%, 10/01/2024 (C)	830	788
1.050%, 06/01/2025	1,757	1,573
Duke Energy
5.000%, 08/15/2052	143	122
4.500%, 08/15/2032	832	752
4.300%, 03/15/2028	760	715
3.750%, 09/01/2046	91	64
3.500%, 06/15/2051 (F)	91	61
3.150%, 08/15/2027	280	253
2.550%, 06/15/2031 (F)	2,775	2,177
0.900%, 09/15/2025	705	624
Duke Energy Carolinas
4.250%, 12/15/2041 (F)	628	525
4.000%, 09/30/2042	1,000	804
3.550%, 03/15/2052	395	288
2.850%, 03/15/2032	543	450
2.550%, 04/15/2031	297	244
Duke Energy Florida
3.200%, 01/15/2027 (F)	1,080	1,013
2.400%, 12/15/2031	436	347
Duke Energy Indiana
4.200%, 03/15/2042	30	23
2.750%, 04/01/2050	280	174
Duke Energy Progress
4.100%, 05/15/2042 (F)	425	342
2.500%, 08/15/2050	441	261
Entergy Arkansas
2.650%, 06/15/2051 (F)	394	238
Evergy Metro
5.300%, 10/01/2041	100	94
Eversource Energy
4.600%, 07/01/2027 (F)	759	733
3.375%, 03/01/2032	273	230
2.900%, 10/01/2024	1,610	1,544
2.550%, 03/15/2031 (F)	316	253
1.400%, 08/15/2026	248	215
Exelon
5.625%, 06/15/2035	760	742
FirstEnergy
4.400%, 07/15/2027	940	872
1.600%, 01/15/2026	180	155
FirstEnergy Transmission
5.450%, 07/15/2044 (D)	35	32
Indiana Michigan Power
4.550%, 03/15/2046	325	272

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
ITC Holdings
4.050%, 07/01/2023	$1,152	$1,143
Jersey Central Power & Light
4.700%, 04/01/2024 (D)	700	689
2.750%, 03/01/2032 (D)	1,555	1,234
KeySpan Gas East
3.586%, 01/18/2052 (D)	2,295	1,480
2.742%, 08/15/2026 (D)	1,025	917
Metropolitan Edison
4.300%, 01/15/2029 (D)	514	480
3.500%, 03/15/2023 (D)	2,775	2,750
MidAmerican Energy
4.800%, 09/15/2043	830	746
2.700%, 08/01/2052 (F)	379	238
Mid-Atlantic Interstate Transmission
4.100%, 05/15/2028 (D)	162	150
Mississippi Power
4.250%, 03/15/2042	201	161
3.950%, 03/30/2028	523	482
3.100%, 07/30/2051	525	335
National Rural Utilities Cooperative Finance MTN
1.875%, 02/07/2025	275	257
NextEra Energy Capital Holdings
4.625%, 07/15/2027	1,006	972
0.650%, 03/01/2023	2,435	2,398
NiSource
5.800%, 02/01/2042	149	140
Northern States Power
3.200%, 04/01/2052	295	205
NSTAR Electric
4.950%, 09/15/2052	154	144
4.550%, 06/01/2052	355	308
3.100%, 06/01/2051	269	180
Oncor Electric Delivery
2.750%, 05/15/2030	1,065	913
Pacific Gas and Electric
5.250%, 03/01/2052 (F)	285	215
4.950%, 07/01/2050	590	432
4.750%, 02/15/2044	147	105
4.500%, 07/01/2040	150	109
4.200%, 06/01/2041	254	174
3.950%, 12/01/2047 (F)	733	466
3.500%, 08/01/2050	130	79
3.300%, 08/01/2040 (F)	60	38
2.500%, 02/01/2031	1,595	1,161
2.100%, 08/01/2027	1,529	1,236
1.700%, 11/15/2023	1,560	1,496
PacifiCorp
2.900%, 06/15/2052 (F)	1,330	851
PECO Energy
4.600%, 05/15/2052	1,000	881

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.150%, 10/01/2044	$900	$747
2.850%, 09/15/2051	528	340
Pennsylvania Electric
3.250%, 03/15/2028 (D)	425	378
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (D)	500	414
Piedmont Natural Gas
5.050%, 05/15/2052	1,100	964
Public Service Electric and Gas MTN
3.700%, 05/01/2028	1,300	1,213
2.700%, 05/01/2050 (F)	239	150
2.050%, 08/01/2050	122	66
1.900%, 08/15/2031	586	458
Public Service Enterprise Group
2.450%, 11/15/2031	378	294
1.600%, 08/15/2030	337	253
Public Service of Oklahoma
3.150%, 08/15/2051	295	190
2.200%, 08/15/2031	292	227
Southern California Edison
4.125%, 03/01/2048	755	561
4.050%, 03/15/2042	5	4
3.700%, 08/01/2025	99	95
Southern California Gas
2.550%, 02/01/2030 (F)	900	757
Southern Gas Capital
5.875%, 03/15/2041 (F)	700	671
4.400%, 05/30/2047	500	393
Southwestern Electric Power
1.650%, 03/15/2026	1,575	1,389
Southwestern Public Service
3.750%, 06/15/2049 (F)	845	638
Texas Electric Market Stabilization Funding N
4.265%, 08/01/2034 (D)(F)	2,750	2,640
Trans-Allegheny Interstate Line
3.850%, 06/01/2025 (D)	207	199
Virginia Electric & Power
4.650%, 08/15/2043	585	503
Virginia Electric and Power
4.625%, 05/15/2052	328	284
2.950%, 11/15/2051	437	283
Vistra Operations
4.300%, 07/15/2029 (D)	1,590	1,355
WEC Energy Group
0.800%, 03/15/2024	595	560
Wisconsin Electric Power
4.750%, 09/30/2032	436	420

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.700%, 06/15/2028 (F)	$255	$213
		66,151
Total Corporate Obligations
(Cost $1,342,424) ($ Thousands)		1,156,803

U.S. TREASURY OBLIGATIONS — 24.1%
U.S. Cash Management Bill
3.204%, 12/27/2022 (I)	11,255	11,175
U.S. Treasury Bills
3.739%, 03/16/2023 (I)	6,470	6,361
2.506%, 11/10/2022 (I)	12,070	12,036
2.184%, 12/15/2022 (I)	3,530	3,510
1.281%, 10/20/2022 (I)	15,005	14,987
1.161%, 10/06/2022 (I)	2,735	2,734
U.S. Treasury Bonds
3.625%, 08/15/2043	240	224
3.375%, 08/15/2042	4,055	3,673
3.250%, 05/15/2042	4,995	4,433
3.000%, 08/15/2052	25,796	22,261
2.875%, 05/15/2052	15,462	12,966
2.375%, 02/15/2042	39,155	30,003
2.375%, 05/15/2051	9,300	6,958
2.250%, 05/15/2041	500	378
2.250%, 02/15/2052	38,359	27,870
2.000%, 11/15/2041	94,812	67,857
2.000%, 02/15/2050	4,840	3,325
2.000%, 08/15/2051	14,646	10,004
1.875%, 02/15/2041	1,382	979
1.875%, 02/15/2051	12,210	8,083
1.875%, 11/15/2051	11,797	7,801
1.750%, 08/15/2041 (J)	57,943	39,616
1.625%, 11/15/2050	10,924	6,782
1.375%, 11/15/2040	26,096	16,870
1.375%, 08/15/2050	38,780	22,455
1.250%, 05/15/2050	23,290	13,035
1.125%, 05/15/2040	13,102	8,187
1.125%, 08/15/2040	20,256	12,548
0.000%, 05/15/2049 (B)	5,380	1,989
U.S. Treasury Inflation Protected Securities
0.125%, 02/15/2052	2,105	1,331
U.S. Treasury Notes
4.250%, 09/30/2024	45,986	46,008
4.125%, 09/30/2027	82,324	82,594
3.500%, 09/15/2025	33,469	32,787
3.250%, 08/31/2024	34,570	33,946
3.250%, 06/30/2027	22,681	21,859
3.250%, 06/30/2029	2,594	2,479
3.125%, 08/15/2025	300	291
3.125%, 08/31/2027	1,803	1,729

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
3.125%, 08/31/2029	$3,195	$3,032
3.000%, 06/30/2024	737	721
3.000%, 07/31/2024	31,870	31,160
3.000%, 07/15/2025	8,100	7,829
2.875%, 04/30/2025	3,009	2,907
2.875%, 05/15/2032	860	795
2.750%, 04/30/2027	4,880	4,605
2.750%, 07/31/2027	38,440	36,197
2.750%, 02/15/2028	7,237	6,777
2.750%, 05/31/2029	3,582	3,317
2.750%, 08/15/2032	19,374	17,715
2.625%, 07/31/2029	20,569	18,901
2.500%, 04/30/2024	2,071	2,013
2.375%, 03/31/2029	13,070	11,834
2.250%, 11/15/2027	3,517	3,219
2.000%, 11/15/2026	5,213	4,787
1.625%, 05/15/2026	6,580	6,014
1.500%, 08/15/2026	18,401	16,643
1.500%, 01/31/2027	5,425	4,863
1.500%, 11/30/2028	2,552	2,200
1.375%, 10/31/2028 (J)	20,683	17,718
1.250%, 06/30/2028	10,002	8,572
1.250%, 09/30/2028	2,194	1,868
1.250%, 08/15/2031	690	558
1.000%, 07/31/2028	4,842	4,078
0.875%, 06/30/2026	1,989	1,761
0.750%, 05/31/2026	6,938	6,127
0.750%, 01/31/2028	849	715
0.625%, 11/30/2027	6,182	5,197
0.375%, 11/30/2025	3,245	2,877
0.375%, 01/31/2026	17,855	15,728
0.250%, 03/15/2024	3,532	3,331
0.250%, 08/31/2025	6,793	6,051
0.125%, 04/30/2023	6,713	6,563
Total U.S. Treasury Obligations
(Cost $992,886) ($ Thousands)		868,797

ASSET-BACKED SECURITIES — 9.2%
Automotive — 1.9%
Ally Auto Receivables Trust, Ser 2022-1, Cl A3
3.310%, 11/15/2026	828	810
Americredit Automobile Receivables Trust, Ser 2022-1, Cl A2
2.050%, 01/20/2026	1,268	1,256
Americredit Automobile Receivables Trust, Ser 2022-1, Cl A3
2.450%, 11/18/2026	274	266

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust, Ser 2022-2, Cl A3
4.380%, 04/18/2028	$1,183	$1,171
ARI Fleet Lease Trust, Ser 2022-A, Cl A2
3.120%, 01/15/2031 (D)	840	825
Avis Budget Rental Car Funding AESOP, Ser 2019-3A, Cl A
2.360%, 03/20/2026 (D)	665	623
Avis Budget Rental Car Funding AESOP, Ser 2020-1A, Cl A
2.330%, 08/20/2026 (D)	1,550	1,426
Avis Budget Rental Car Funding AESOP, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (D)	2,800	2,495
Avis Budget Rental Car Funding AESOP, Ser 2021-2A, Cl A
1.660%, 02/20/2028 (D)	1,460	1,248
Avis Budget Rental Car Funding AESOP, Ser 2022-3A, Cl A
4.620%, 02/20/2027 (D)	1,232	1,192
Avis Budget Rental Car Funding AESOP, Ser 2022-4A, Cl A
4.770%, 02/20/2029 (D)	611	587
Capital One Prime Auto Receivables Trust, Ser 2022-2, Cl A3
3.660%, 05/17/2027	1,095	1,070
Chase Auto Owner Trust, Ser 2022-AA, Cl A4
3.990%, 03/27/2028 (D)	439	424
Chesapeake Funding II, Ser 2019-1A, Cl A1
2.940%, 04/15/2031 (D)	36	36
Chesapeake Funding II, Ser 2020-1A, Cl B
1.240%, 08/15/2032 (D)	1,455	1,402
Chesapeake Funding II, Ser 2020-1A, Cl D
2.830%, 08/15/2032 (D)	205	196
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl A2
0.560%, 12/11/2034 (D)	909	878
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl B
0.980%, 12/11/2034 (D)	575	537
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl C
1.200%, 12/11/2034 (D)	1,010	940
Enterprise Fleet Funding, Ser 2021-1, Cl A3
0.700%, 12/21/2026 (D)	425	390
Ford Credit Auto Lease Trust, Ser 2022-A, Cl A3
3.230%, 05/15/2025	1,651	1,624
Ford Credit Auto Lease Trust, Ser 2022-A, Cl A4
3.370%, 07/15/2025	635	621

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2020-2, Cl A
1.060%, 04/15/2033 (D)	$478	$423
Ford Credit Auto Owner Trust, Ser 2022-1, Cl A
3.880%, 11/15/2034 (D)	2,218	2,117
Ford Credit Auto Owner Trust, Ser 2022-A, Cl A3
1.290%, 06/15/2026	436	416
Ford Credit Auto Owner Trust, Ser 2022-C, Cl A4
4.590%, 12/15/2027	1,097	1,086
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (D)	677	663
GLS Auto Receivables Issuer Trust, Ser 2021-3A, Cl A
0.420%, 01/15/2025 (D)	276	273
GM Financial Automobile Leasing Trust, Ser 2022-2, Cl A3
3.420%, 06/20/2025	666	653
GM Financial Automobile Leasing Trust, Ser 2022-2, Cl A4
3.540%, 05/20/2026	729	709
GM Financial Automobile Leasing Trust, Ser 2022-3, Cl A3
4.010%, 09/22/2025	840	829
GM Financial Automobile Leasing Trust, Ser 2022-3, Cl A4
4.110%, 08/20/2026	921	904
GM Financial Consumer Automobile Receivables Trust, Ser 2022-2, Cl A3
3.100%, 02/16/2027	1,894	1,835
GM Financial Consumer Automobile Receivables Trust, Ser 2022-2, Cl A4
3.250%, 04/17/2028	1,010	965
GM Financial Consumer Automobile Receivables Trust, Ser 2022-3, Cl A4
3.710%, 12/16/2027	563	544
Hertz Vehicle Financing III, Ser 2021-2A, Cl A
1.680%, 12/27/2027 (D)	780	667
Hertz Vehicle Financing III, Ser 2022-1A, Cl A
1.990%, 06/25/2026 (D)	2,664	2,429
Hertz Vehicle Financing, Ser 2022-2A, Cl A
2.330%, 06/26/2028 (D)	1,547	1,352
Hertz Vehicle Financing, Ser 2022-4A, Cl A
3.730%, 09/25/2026 (D)	363	348
Hertz Vehicle Financing, Ser 2022-5A, Cl A
3.890%, 09/25/2028 (D)	1,565	1,450

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust, Ser 2022-2, Cl A3
3.730%, 07/20/2026	$575	$562
Honda Auto Receivables Owner Trust, Ser 2022-2, Cl A4
3.760%, 12/18/2028	419	407
Hyundai Auto Lease Securitization Trust, Ser 2022-C, Cl A3
4.380%, 10/15/2025 (D)	725	717
Hyundai Auto Lease Securitization Trust, Ser 2022-C, Cl A4
4.480%, 08/17/2026 (D)	900	889
Hyundai Auto Receivables Trust, Ser 2021-C, Cl A4
1.030%, 12/15/2027	566	514
Hyundai Auto Receivables Trust, Ser 2022-A, Cl A3
2.220%, 10/15/2026	1,061	1,017
Hyundai Auto Receivables Trust, Ser 2022-A, Cl A4
2.350%, 04/17/2028	361	337
JPMorgan Chase Bank - CACLN, Ser 2020-1, Cl B
0.991%, 01/25/2028 (D)	159	156
JPMorgan Chase Bank - CACLN, Ser 2020-2, Cl B
0.840%, 02/25/2028 (D)	328	320
JPMorgan Chase Bank - CACLN, Ser 2021-2, Cl B
0.889%, 12/26/2028 (D)	448	431
JPMorgan Chase Bank - CACLN, Ser 2021-3, Cl B
0.760%, 02/26/2029 (D)	1,153	1,103
Nissan Auto Lease Trust, Ser 2022-A, Cl A3
3.810%, 05/15/2025	1,228	1,214
Nissan Auto Receivables Owner Trust, Ser 2022-B, Cl A4
4.450%, 11/15/2029	818	802
PenFed Auto Receivables Owner Trust, Ser 2022-A, Cl A3
3.960%, 04/15/2026 (D)	648	638
PenFed Auto Receivables Owner Trust, Ser 2022-A, Cl A4
4.180%, 12/15/2028 (D)	318	311
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl B
0.590%, 09/15/2025	1,841	1,832
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl C
0.900%, 06/15/2026	850	828
Santander Drive Auto Receivables Trust, Ser 2022-2, Cl A2
2.120%, 10/15/2026	1,090	1,086

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2022-2, Cl A3
2.980%, 10/15/2026	$1,980	$1,941
Santander Drive Auto Receivables Trust, Ser 2022-3, Cl A3
3.400%, 12/15/2026	1,576	1,547
Santander Drive Auto Receivables Trust, Ser 2022-4, Cl A3
4.140%, 02/16/2027	935	924
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A3
4.110%, 08/17/2026	773	764
Santander Drive Auto Receivables Trust, Ser 2022-6, Cl A3
4.490%, 11/16/2026	2,530	2,508
Santander Retail Auto Lease Trust, Ser 2022-B, Cl A3
3.280%, 11/20/2025 (D)	1,115	1,085
Toyota Auto Loan Extended Note Trust, Ser 2019-1A, Cl A
2.560%, 11/25/2031 (D)	340	328
Toyota Auto Loan Extended Note Trust, Ser 2020-1A, Cl A
1.350%, 05/25/2033 (D)	640	584
Toyota Auto Loan Extended Note Trust, Ser 2022-1A, Cl A
3.820%, 04/25/2035 (D)	3,535	3,388
Toyota Auto Receivables Owner Trust, Ser 2021-D, Cl A3
0.710%, 04/15/2026	309	293
Toyota Auto Receivables Owner Trust, Ser 2022-B, Cl A4
3.110%, 08/16/2027	753	714
Toyota Auto Receivables Owner Trust, Ser 2022-C, Cl A3
3.760%, 04/15/2027	875	858
Toyota Auto Receivables Owner Trust, Ser 2022-C, Cl A4
3.770%, 02/15/2028	702	682
Volkswagen Auto Lease Trust, Ser 2022-A, Cl A3
3.440%, 07/21/2025	430	422
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl C
2.490%, 10/15/2024 (D)	2	2
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl A2A
0.390%, 10/15/2024 (D)	201	200
Wheels SPV 2, Ser 2020-1A, Cl A2
0.510%, 08/20/2029 (D)	609	601
World Omni Auto Receivables Trust, Ser 2022-C, Cl A3
3.660%, 10/15/2027	645	629

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
World Omni Automobile Lease Securitization Trust, Ser 2022-A, Cl A3
3.210%, 02/18/2025	$710	$696
World Omni Automobile Lease Securitization Trust, Ser 2022-A, Cl A4
3.340%, 06/15/2027	418	408
		69,418
Credit Cards — 0.7%
American Express Credit Account Master Trust, Ser 2022-2, Cl A
3.390%, 05/15/2027	3,404	3,293
American Express Credit Account Master Trust, Ser 2022-3, Cl A
3.750%, 08/15/2027	5,789	5,639
BA Credit Card Trust, Ser 2022-A1, Cl A1
3.530%, 11/15/2027	1,315	1,276
Capital One Multi-Asset Execution Trust, Ser 2021-A2, Cl A2
1.390%, 07/15/2030	1,036	860
Capital One Multi-Asset Execution Trust, Ser 2022-A2, Cl A
3.490%, 05/15/2027	931	903
Chase Issuance Trust, Ser 2022-A1, Cl A
3.970%, 09/15/2027	1,224	1,202
Citibank Credit Card Issuance Trust, Ser 2017-A6, Cl A6
3.553%, ICE LIBOR USD 1 Month + 0.770%, 05/14/2029 (A)	2,340	2,296
Discover Card Execution Note Trust, Ser 2022-A3, Cl A3
3.560%, 07/15/2027	4,851	4,714
Golden Credit Card Trust, Ser 2022-4A, Cl A
4.310%, 09/15/2027 (D)	1,940	1,906
Mercury Financial Credit Card Master Trust, Ser 2022-1A, Cl B
3.200%, 09/21/2026 (D)	580	525
Synchrony Card Funding, Ser 2022-A1, Cl A
3.370%, 04/15/2028	1,137	1,100
Synchrony Card Funding, Ser 2022-A2, Cl A
3.860%, 07/15/2028	1,114	1,084
		24,798
Mortgage Related Securities — 0.3%
Aegis Asset-Backed Securities Mortgage Pass Through Certificates, Ser 2003-3, Cl M1
4.134%, ICE LIBOR USD 1 Month + 1.050%, 01/25/2034 (A)	505	482

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Bayview Financial Mortgage Pass-Through Trust, Ser 2006-A, Cl M3
4.088%, ICE LIBOR USD 1 Month + 0.975%, 02/28/2041 (A)	$207	$206
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE10, Cl M1
4.059%, ICE LIBOR USD 1 Month + 0.975%, 12/25/2034 (A)	233	227
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE6, Cl M1
3.939%, ICE LIBOR USD 1 Month + 0.855%, 08/25/2034 (A)	2,599	2,465
Citigroup Mortgage Loan Trust, Ser 2006-HE2, Cl M1
3.519%, ICE LIBOR USD 1 Month + 0.435%, 08/25/2036 (A)	1,731	1,720
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
3.364%, ICE LIBOR USD 1 Month + 0.280%, 05/25/2037 (A)	5,500	4,401
Morgan Stanley ABS Capital I Trust, Ser 2005-HE1, Cl M1
3.759%, ICE LIBOR USD 1 Month + 0.675%, 12/25/2034 (A)	243	235
		9,736
Other Asset-Backed Securities — 6.3%
Academic Loan Funding Trust, Ser 2012-1A, Cl A2
4.184%, ICE LIBOR USD 1 Month + 1.100%, 12/27/2044 (A)(D)	1,069	1,051
ACRES Commercial Realty, Ser 2021-FL1, Cl A
4.139%, ICE LIBOR USD 1 Month + 1.200%, 06/15/2036 (A)(D)	1,760	1,711
AIG CLO, Ser 2021-1A, Cl A1R
3.830%, ICE LIBOR USD 3 Month + 1.120%, 04/20/2032 (A)(D)	3,400	3,315
American Homes 4 Rent Trust, Ser 2015-SFR1, Cl A
3.467%, 04/17/2052 (D)	1,725	1,651
AMMC CLO XIII, Ser 2021-13A, Cl A1R2
3.833%, ICE LIBOR USD 3 Month + 1.050%, 07/24/2029 (A)(D)	3,023	2,983
Antares CLO, Ser 2021-1A, Cl A1R
4.243%, ICE LIBOR USD 3 Month + 1.460%, 10/23/2033 (A)(D)	1,400	1,318
Applebee's Funding, Ser 2019-1A, Cl A2I
4.194%, 06/05/2049 (D)	1,851	1,754
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (D)	1,033	936

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL3, Cl A
3.888%, ICE LIBOR USD 1 Month + 1.070%, 08/15/2034 (A)(D)	$3,213	$3,085
Barings CLO, Ser 2017-IA, Cl AR
3.510%, ICE LIBOR USD 3 Month + 0.800%, 01/20/2028 (A)(D)	853	838
Brazos Higher Education Authority, Ser 2010-1, Cl A2
4.197%, ICE LIBOR USD 3 Month + 1.200%, 02/25/2035 (A)	3,015	2,998
Brazos Higher Education Authority, Ser 2011-2, Cl A3
3.783%, ICE LIBOR USD 3 Month + 1.000%, 10/27/2036 (A)	2,111	2,092
BSPRT Issuer, Ser 2019-FL5, Cl A
3.968%, ICE LIBOR USD 1 Month + 1.150%, 05/15/2029 (A)(D)	449	444
CARLYLE US CLO, Ser 2021-1A, Cl A2R
4.360%, ICE LIBOR USD 3 Month + 1.650%, 07/20/2034 (A)(D)	1,560	1,461
Cedar Funding XII CLO, Ser 2021-12A, Cl BR
4.383%, ICE LIBOR USD 3 Month + 1.600%, 10/25/2034 (A)(D)	3,000	2,792
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
4.888%, 11/25/2034 (C)	25	24
CIFC Funding, Ser 2021-7A, Cl A1
3.913%, ICE LIBOR USD 3 Month + 1.130%, 01/23/2035 (A)(D)	3,500	3,333
CIT Education Loan Trust, Ser 2007-1, Cl A
3.731%, ICE LIBOR USD 3 Month + 0.090%, 03/25/2042 (A)(D)	827	789
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.010%, 03/25/2037 (C)	747	725
Citigroup Mortgage LoanTrust, Ser 2021-INV2, Cl A3A
2.500%, 05/25/2051 (A)(D)	501	398
CNH Equipment Trust, Ser 2022-B, Cl A3
3.890%, 08/16/2027	1,360	1,329
College Ave Student Loans, Ser 2021-C, Cl A2
2.320%, 07/26/2055 (D)	793	678
College Avenue Student Loans, Ser 2017-A, Cl A1
4.734%, ICE LIBOR USD 1 Month + 1.650%, 11/26/2046 (A)(D)	354	349
College Avenue Student Loans, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (D)	231	215

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
College Avenue Student Loans, Ser 2019-A, Cl A2
3.280%, 12/28/2048 (D)	$446	$406
College Avenue Student Loans, Ser 2021-A, Cl A2
1.600%, 07/25/2051 (D)	563	467
College Avenue Student Loans, Ser 2021-B, Cl A2
1.760%, 06/25/2052 (D)	382	328
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
3.584%, ICE LIBOR USD 1 Month + 0.500%, 10/25/2034 (A)	315	298
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
3.624%, ICE LIBOR USD 1 Month + 0.540%, 12/25/2034 (A)	221	209
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
3.884%, ICE LIBOR USD 1 Month + 0.800%, 10/25/2047 (A)	1,173	1,095
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
2.958%, ICE LIBOR USD 1 Month + 0.140%, 07/15/2036 (A)	202	184
CSEMC, Ser 2020-1, Cl A
7.252%, 08/09/2024	1,263	1,235
Dividend Solar Loans, Ser 2019-1, Cl A
3.670%, 08/22/2039 (D)	1,160	1,045
DLLST, Ser 2022-1A, Cl A3
3.400%, 01/21/2025 (D)	2,440	2,371
Dryden 77 CLO, Ser 2021-77A, Cl BR
4.634%, ICE LIBOR USD 3 Month + 1.650%, 05/20/2034 (A)(D)	1,475	1,371
Dryden XXVI Senior Loan Fund, Ser 2018-26A, Cl AR
3.412%, ICE LIBOR USD 3 Month + 0.900%, 04/15/2029 (A)(D)	1,047	1,025
Educational Funding of the South, Ser 2011-1, Cl A2
3.433%, ICE LIBOR USD 3 Month + 0.650%, 04/25/2035 (A)	589	586
Educational Funding, Ser 2006-1A, Cl A3
3.133%, ICE LIBOR USD 3 Month + 0.350%, 04/25/2033 (A)(D)	1,600	1,186
EDvestinU Private Education Loan Issue No. 4, Ser 2022-A, Cl A
5.250%, 11/25/2040 (D)	690	674
First Franklin Mortgage Loan Trust, Ser 2004-FF5, Cl A3C
4.084%, ICE LIBOR USD 1 Month + 1.000%, 08/25/2034 (A)	287	276

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (D)	$3,392	$3,040
FNMA Grantor Trust, Ser 2017-T1, Cl A
2.898%, 06/25/2027	199	185
Ford Credit Floorplan Master Owner Trust A, Ser 2018-4, Cl A
4.060%, 11/15/2030	1,860	1,734
Fremont Home Loan Trust, Ser 2005-E, Cl 2A4
3.744%, ICE LIBOR USD 1 Month + 0.660%, 01/25/2036 (A)	4,786	4,611
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (D)	308	301
GoldenTree Loan Opportunities IX, Ser 2018-9A, Cl AR2
3.916%, ICE LIBOR USD 3 Month + 1.110%, 10/29/2029 (A)(D)	2,880	2,841
GoodLeap Sustainable Home Solutions Trust, Ser 2021-4GS, Cl A
1.930%, 07/20/2048 (D)	920	739
GSAMP Trust, Ser 2003-SEA, Cl A1
3.884%, ICE LIBOR USD 1 Month + 0.800%, 02/25/2033 (A)	384	368
GSAMP Trust, Ser 2006-HE3, Cl A2D
3.584%, ICE LIBOR USD 1 Month + 0.500%, 05/25/2046 (A)	4,600	4,312
GSAMP Trust, Ser 2006-NC1, Cl A3
3.664%, ICE LIBOR USD 1 Month + 0.580%, 02/25/2036 (A)	55	55
Higher Education Funding, Ser 2014-1, Cl A
4.047%, ICE LIBOR USD 3 Month + 1.050%, 05/25/2034 (A)(D)	467	467
Hildene Community Funding CDO, Ser 2021-1A, Cl ARR
2.600%, 11/01/2035 (D)	1,240	1,082
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (D)	607	569
Home Partners of America Trust, Ser 2019-2, Cl A
2.703%, 10/19/2039 (D)	1,516	1,328
Home Partners of America Trust, Ser 2022-1, Cl A
3.930%, 04/17/2039 (D)	2,099	1,973
Hotwire Funding, Ser 2021-1, Cl A2
2.311%, 11/20/2051 (D)	820	702
JGWPT XXX, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (D)	732	662
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (D)	1,008	895
John Deere Owner Trust, Ser 2022-A, Cl A2
1.900%, 11/15/2024	340	335

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
LCM XXI, Ser 2018-21A, Cl AR
3.590%, ICE LIBOR USD 3 Month + 0.880%, 04/20/2028 (A)(D)	$406	$402
LMREC, Ser 2019-CRE3, Cl A
4.459%, ICE LIBOR USD 1 Month + 1.400%, 12/22/2035 (A)(D)	2,900	2,860
Lunar Structured Aircraft Portfolio Notes, Ser 2021-1, Cl A
2.636%, 10/15/2046 (D)	1,023	845
Magnetite VII, Ser 2018-7A, Cl A1R2
3.312%, ICE LIBOR USD 3 Month + 0.800%, 01/15/2028 (A)(D)	917	898
MF1, Ser 2020-FL4, Cl A
4.660%, TSFR1M + 1.814%, 11/15/2035 (A)(D)	710	703
MF1, Ser 2021-FL7, Cl A
4.073%, ICE LIBOR USD 1 Month + 1.080%, 10/16/2036 (A)(D)	4,115	3,940
MF1, Ser 2022-FL10, Cl A
5.659%, TSFR1M + 2.635%, 09/17/2037 (A)(D)	675	669
MF1, Ser 2022-FL8, Cl A
3.634%, SOFR30A + 1.350%, 02/19/2037 (A)(D)	2,380	2,275
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064 (A)(D)	317	257
Mid-State Trust XI, Ser 2003-11, Cl A1
4.864%, 07/15/2038	1,132	1,088
Morgan Stanley Resecuritization Trust, Ser 2015-R7, Cl 1BXA
7.060%, 02/26/2029 (A)(D)	836	789
MVW, Ser 2021-1WA, Cl A
1.140%, 01/22/2041 (D)	598	539
MVW, Ser 2021-1WA, Cl B
1.440%, 01/22/2041 (D)	298	271
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
4.418%, ICE LIBOR USD 1 Month + 1.600%, 10/15/2031 (A)(D)	457	455
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
4.968%, ICE LIBOR USD 1 Month + 2.150%, 12/15/2045 (A)(D)	262	264
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (D)	284	276
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (D)	36	36
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (D)	43	43

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust, Ser 2018-DA, Cl A2A
4.000%, 12/15/2059 (D)	$891	$857
Navient Private Education Refi Loan Trust, Ser 2019-A, Cl A2A
3.420%, 01/15/2043 (D)	633	614
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (D)	946	906
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2A
3.010%, 12/15/2059 (D)	1,225	1,131
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/2068 (D)	1,858	1,721
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A2
2.120%, 01/15/2069 (D)	424	387
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (D)	164	148
Navient Private Education Refi Loan Trust, Ser 2020-GA, Cl A
1.170%, 09/16/2069 (D)	730	652
Navient Private Education Refi Loan Trust, Ser 2020-HA, Cl A
1.310%, 01/15/2069 (D)	805	731
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (D)	105	92
Navient Private Education Refi Loan Trust, Ser 2021-BA, Cl A
0.940%, 07/15/2069 (D)	842	724
Navient Private Education Refi Loan Trust, Ser 2021-CA, Cl A
1.060%, 10/15/2069 (D)	1,402	1,203
Navient Private Education Refi Loan Trust, Ser 2021-EA, Cl A
0.970%, 12/16/2069 (D)	2,410	2,020
Navient Private Education Refi Loan Trust, Ser 2021-FA, Cl A
1.110%, 02/18/2070 (D)	994	839
Navient Private Education Refi Loan Trust, Ser 2021-GA, Cl A
1.580%, 04/15/2070 (D)	378	326
Navient Private Education Refi Loan Trust, Ser 2022-A, Cl A
2.230%, 07/15/2070 (D)	1,298	1,149
Navient Student Loan Trust, Ser 2014-1, Cl A3
3.594%, ICE LIBOR USD 1 Month + 0.510%, 06/25/2031 (A)	2,232	2,167

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2014-3, Cl A
3.704%, ICE LIBOR USD 1 Month + 0.620%, 03/25/2083 (A)	$1,974	$1,909
Navient Student Loan Trust, Ser 2014-4, Cl A
3.704%, ICE LIBOR USD 1 Month + 0.620%, 03/25/2083 (A)	1,334	1,299
Navient Student Loan Trust, Ser 2016-2A, Cl A3
4.584%, ICE LIBOR USD 1 Month + 1.500%, 06/25/2065 (A)(D)	1,189	1,181
Navient Student Loan Trust, Ser 2017-1A, Cl A3
4.234%, ICE LIBOR USD 1 Month + 1.150%, 07/26/2066 (A)(D)	892	885
Navient Student Loan Trust, Ser 2017-3A, Cl A3
4.134%, ICE LIBOR USD 1 Month + 1.050%, 07/26/2066 (A)(D)	2,900	2,875
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (D)	1,280	1,212
Navient Student Loan Trust, Ser 2021-1A, Cl A1A
1.310%, 12/26/2069 (D)	463	381
Navient Student Loan Trust, Ser 2021-3A, Cl A1A
1.770%, 08/25/2070 (D)	1,129	983
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
2.963%, ICE LIBOR USD 3 Month + 0.180%, 10/27/2036 (A)	439	428
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
2.943%, ICE LIBOR USD 3 Month + 0.160%, 01/25/2037 (A)	711	696
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
2.893%, ICE LIBOR USD 3 Month + 0.110%, 10/25/2033 (A)	2,505	2,448
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
3.702%, ICE LIBOR USD 3 Month + 0.100%, 03/23/2037 (A)	2,038	1,992
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
3.722%, ICE LIBOR USD 3 Month + 0.120%, 12/24/2035 (A)	2,025	1,979
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
3.782%, ICE LIBOR USD 3 Month + 0.180%, 03/22/2032 (A)	327	318

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
3.934%, ICE LIBOR USD 1 Month + 0.850%, 07/27/2037 (A)(D)	$950	$926
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
4.034%, ICE LIBOR USD 1 Month + 0.950%, 11/25/2048 (A)(D)	2,155	2,113
Nelnet Student Loan Trust, Ser 2021-A, Cl APT1
1.360%, 04/20/2062 (D)	509	449
Nelnet Student Loan Trust, Ser 2021-CA, Cl AFX
1.320%, 04/20/2062 (D)	1,008	900
Neuberger Berman CLO XVII, Ser 2020-17A, Cl AR2
3.789%, ICE LIBOR USD 3 Month + 1.030%, 04/22/2029 (A)(D)	348	342
New Economy Assets Phase 1 Sponsor, Ser 2021-1, Cl B1
2.410%, 10/20/2061 (D)	3,245	2,712
Oak Street Investment Grade Net Lease Fund, Ser 2020-1A, Cl A1
1.850%, 11/20/2050 (D)	1,084	954
Octagon Investment Partners 50, Ser 2021-4A, Cl AR
3.662%, ICE LIBOR USD 3 Month + 1.150%, 01/15/2035 (A)(D)	875	840
Octagon Investment Partners XIV, Ser 2021-1A, Cl AARR
3.462%, ICE LIBOR USD 3 Month + 0.950%, 07/15/2029 (A)(D)	3,200	3,148
Orange Lake Timeshare Trust, Ser 2019-A, Cl A
3.060%, 04/09/2038 (D)	445	421
Origen Manufactured Housing Contract Trust, Ser 2006-A, Cl A2
4.067%, 10/15/2037 (A)	598	546
Pawneee Equipment Receivables, Ser 2021-1, Cl A2
1.100%, 07/15/2027 (D)	938	898
PFCA Home Equity Investment Trust, Ser 2004-GP2, Cl A
3.439%, 08/25/2035 (A)(D)	863	723
Progress Residential Trust, Ser 2019-SFR3, Cl A
2.271%, 09/17/2036 (D)	1,059	1,001
Progress Residential Trust, Ser 2019-SFR4, Cl A
2.687%, 10/17/2036 (D)	880	837
Progress Residential Trust, Ser 2021-SFR11, Cl A
2.283%, 01/17/2039 (D)	698	579

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Progress Residential Trust, Ser 2021-SFR3, Cl A
1.637%, 05/17/2026 (D)	$2,382	$2,082
RAMP Trust, Ser 2006-RZ3, Cl M1
3.434%, ICE LIBOR USD 1 Month + 0.350%, 08/25/2036 (A)	3,520	3,375
Rockford Tower CLO, Ser 2021-2A, Cl AR
4.084%, ICE LIBOR USD 3 Month + 1.100%, 08/20/2032 (A)(D)	3,150	3,039
SBA Small Business Investment, Ser 2018-10B, Cl 1
3.548%, 09/10/2028	656	617
SBA Small Business Investment, Ser 2022-10A, Cl 1
2.938%, 03/10/2032	863	786
SBA Small Business Investment, Ser 2022-10B, Cl 1
4.262%, 09/10/2032	455	446
Sequoia Infrastructure Funding I Ltd., Ser 2021-1A, Cl A
3.912%, ICE LIBOR USD 3 Month + 1.400%, 04/15/2031 (A)(D)	682	675
Sierra Timeshare Receivables Funding, Ser 2018-3A, Cl B
3.870%, 09/20/2035 (D)	547	537
Sierra Timeshare Receivables Funding, Ser 2021-2A, Cl A
1.350%, 09/20/2038 (D)	452	420
SLM Private Credit Student Loan Trust, Ser 2004-B, Cl A3
3.623%, ICE LIBOR USD 3 Month + 0.330%, 03/15/2024 (A)	130	130
SLM Private Credit Student Loan Trust, Ser 2005-A, Cl A4
3.603%, ICE LIBOR USD 3 Month + 0.310%, 12/15/2038 (A)	1,025	990
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
4.493%, ICE LIBOR USD 3 Month + 1.200%, 12/15/2033 (A)(D)	1,710	1,681
SLM Student Loan Trust, Ser 2005-4, Cl A4
2.953%, ICE LIBOR USD 3 Month + 0.170%, 07/25/2040 (A)	3,000	2,879
SLM Student Loan Trust, Ser 2006-8, Cl A6
2.943%, ICE LIBOR USD 3 Month + 0.160%, 01/25/2041 (A)	2,123	2,025
SLM Student Loan Trust, Ser 2007-7, Cl B
3.533%, ICE LIBOR USD 3 Month + 0.750%, 10/27/2070 (A)	1,050	883
SLM Student Loan Trust, Ser 2008-2, Cl B
3.983%, ICE LIBOR USD 3 Month + 1.200%, 01/25/2083 (A)	685	538

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-3, Cl B
3.983%, ICE LIBOR USD 3 Month + 1.200%, 04/26/2083 (A)	$685	$572
SLM Student Loan Trust, Ser 2008-4, Cl A4
4.433%, ICE LIBOR USD 3 Month + 1.650%, 07/25/2022 (A)	516	515
SLM Student Loan Trust, Ser 2008-4, Cl B
4.633%, ICE LIBOR USD 3 Month + 1.850%, 04/25/2073 (A)	685	658
SLM Student Loan Trust, Ser 2008-5, Cl A4
4.483%, ICE LIBOR USD 3 Month + 1.700%, 07/25/2023 (A)	87	87
SLM Student Loan Trust, Ser 2008-5, Cl B
4.633%, ICE LIBOR USD 3 Month + 1.850%, 07/25/2073 (A)	685	667
SLM Student Loan Trust, Ser 2008-6, Cl A4
3.883%, ICE LIBOR USD 3 Month + 1.100%, 07/25/2023 (A)	2,660	2,610
SLM Student Loan Trust, Ser 2008-6, Cl B
4.633%, ICE LIBOR USD 3 Month + 1.850%, 07/26/2083 (A)	685	639
SLM Student Loan Trust, Ser 2008-7, Cl B
4.633%, ICE LIBOR USD 3 Month + 1.850%, 07/26/2083 (A)	685	602
SLM Student Loan Trust, Ser 2008-8, Cl B
5.033%, ICE LIBOR USD 3 Month + 2.250%, 10/25/2075 (A)	685	662
SLM Student Loan Trust, Ser 2008-9, Cl A
4.283%, ICE LIBOR USD 3 Month + 1.500%, 04/25/2023 (A)	1,086	1,077
SLM Student Loan Trust, Ser 2008-9, Cl B
5.033%, ICE LIBOR USD 3 Month + 2.250%, 10/25/2083 (A)	685	641
SLM Student Loan Trust, Ser 2009-3, Cl A
3.834%, ICE LIBOR USD 1 Month + 0.750%, 01/25/2045 (A)(D)	434	424
SLM Student Loan Trust, Ser 2021-10A, Cl A4
3.963%, ICE LIBOR USD 3 Month + 0.670%, 12/17/2068 (A)(D)	914	887
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (D)	253	244
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
4.268%, ICE LIBOR USD 1 Month + 1.450%, 02/17/2032 (A)(D)	219	219
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
3.918%, ICE LIBOR USD 1 Month + 1.100%, 09/15/2034 (A)(D)	235	234
SMB Private Education Loan Trust, Ser 2018-C, Cl A2A
3.630%, 11/15/2035 (D)	363	349

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2019-A, Cl A2A
3.440%, 07/15/2036 (D)	$1,433	$1,366
SMB Private Education Loan Trust, Ser 2020-B, Cl A1A
1.290%, 07/15/2053 (D)	558	499
SMB Private Education Loan Trust, Ser 2020-PTA, Cl A2A
1.600%, 09/15/2054 (D)	881	787
SMB Private Education Loan Trust, Ser 2020-PTB, Cl A2A
1.600%, 09/15/2054 (D)	2,698	2,382
SMB Private Education Loan Trust, Ser 2021-A, Cl A2B
1.590%, 01/15/2053 (D)	524	457
SMB Private Education Loan Trust, Ser 2021-A, Cl APT1
1.070%, 01/15/2053 (D)	2,191	1,867
SMB Private Education Loan Trust, Ser 2021-B, Cl A
1.310%, 07/17/2051 (D)	1,538	1,368
SMB Private Education Loan Trust, Ser 2021-C, Cl A2
3.618%, ICE LIBOR USD 1 Month + 0.800%, 01/15/2053 (A)(D)	1,274	1,227
SMB Private Education Loan Trust, Ser 2021-D, Cl A1A
1.340%, 03/17/2053 (D)	2,607	2,291
SMB Private Education Loan Trust, Ser 2021-E, Cl A1A
1.680%, 02/15/2051 (D)	1,262	1,129
SMB Private Education Loan Trust, Ser 2022-C, Cl A1A
4.480%, 05/16/2050 (D)	624	598
SoFi Professional Loan Program Trust, Ser 2020-C, Cl AFX
1.950%, 02/15/2046 (D)	105	95
SoFi Professional Loan Program Trust, Ser 2021-A, Cl AFX
1.030%, 08/17/2043 (D)	772	656
SoFi Professional Loan Program Trust, Ser 2021-B, Cl AFX
1.140%, 02/15/2047 (D)	785	653
South Carolina Student Loan, Ser 2015-A, Cl A
4.584%, ICE LIBOR USD 1 Month + 1.500%, 01/25/2036 (A)	917	913
Southwick Park CLO, Ser 2021-4A, Cl A1R
3.770%, ICE LIBOR USD 3 Month + 1.060%, 07/20/2032 (A)(D)	2,610	2,533
Stack Infrastructure Issuer, Ser 2020-1A, Cl A2
1.893%, 08/25/2045 (D)	1,355	1,203

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Store Master Funding I-VII XIV XIX XX, Ser 2021-1A, Cl A1
2.120%, 06/20/2051 (D)	$1,491	$1,241
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
3.634%, ICE LIBOR USD 1 Month + 0.550%, 09/25/2034 (A)	351	329
Structured Asset Securities Mortgage Loan Trust, Ser 2007-WF1, Cl A1
3.504%, ICE LIBOR USD 1 Month + 0.420%, 02/25/2037 (A)	2,496	2,427
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	5	5
STWD, Ser 2019-FL1, Cl A
4.116%, TSFR1M + 1.194%, 07/15/2038 (A)(D)	306	303
Sunrun Vulcan Issuer, Ser 2021-1A, Cl A
2.460%, 01/30/2052 (D)	683	566
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (A)(D)	643	617
Trestles CLO IV, Ser 2021-4A, Cl B1
4.432%, ICE LIBOR USD 3 Month + 1.700%, 07/21/2034 (A)(D)	3,445	3,230
Triton Container Finance VIII, Ser 2020-1A, Cl A
2.110%, 09/20/2045 (D)	430	370
TRTX Issuer, Ser 2019-FL3, Cl A
4.186%, TSFR1M + 1.264%, 10/15/2034 (A)(D)	522	522
United States Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	174	161
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	301	261
United States Small Business Administration, Ser 2022-25E, Cl 1
3.940%, 05/01/2047	510	489
United States Small Business Administration, Ser 2022-25F, Cl 1
4.010%, 06/01/2047	735	705
United States Small Business Administration, Ser 2022-25G, Cl 1
3.930%, 07/01/2047	4,873	4,651
United States Small Business Administration, Ser 2022-25H, Cl 1
3.800%, 08/01/2047	2,785	2,624
Vantage Data Centers Issuer, Ser 2018-2A, Cl A2
4.196%, 11/15/2043 (D)	3,353	3,299

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Verizon Master Trust, Ser 2022-2, Cl A
1.530%, 07/20/2028	$610	$565
Verizon Master Trust, Ser 2022-4, Cl A
3.400%, 11/20/2028 (C)	1,298	1,248
Verizon Master Trust, Ser 2022-6, Cl A
3.670%, 01/22/2029 (C)	1,144	1,110
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl M2
3.374%, ICE LIBOR USD 1 Month + 0.290%, 07/25/2036 (A)	5,660	5,526
Z Capital Credit Partners CLO, Ser 2021-1A, Cl A1R
4.250%, ICE LIBOR USD 3 Month + 1.510%, 07/16/2031 (A)(D)	1,000	986
		226,925
Total Asset-Backed Securities
(Cost $346,651) ($ Thousands)		330,877

LOAN PARTICIPATIONS — 1.5%
Air Canada, Term Loan, 1st Lien
6.421%, 08/11/2028 (A)	419	397
Ali Group
5.149%, 07/30/2029 (A)	845	813
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, 1st Lien
6.784%, LIBOR + 3.750%, 05/12/2028 (A)	1,249	1,095
Alterra Moutain Company, Series B-2 Term Loan, 1st Lien
6.615%, 08/17/2028 (A)	560	542
AMWINS Group Inc.
5.365%, 02/19/2028 (A)	442	422
APi Group DE, Inc., Initial Term Loan, 1st Lien
3.115%, LIBOR + 2.500%, 10/01/2026 (A)	849	826
Aramark Intermediate HoldCo Corp., Term Loan B, 1st Lien
4.865%, LIBOR + 1.750%, 03/11/2025 (A)	24	23
Asurion, LLC, New B-7 Term Loan, 1st Lien
6.115%, LIBOR + 3.000%, 11/03/2024 (A)(K)	559	522
Asurion, LLC, New B-8 Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 12/23/2026 (A)	327	277
Asurion, LLC, New B-9 Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 07/31/2027 (A)	374	315

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Athena Health, Term Loan, 1st Lien
3.500%, 02/15/2029 (A)(K)	$223	$200
Athena Helath Group, Initial Term Loan
6.576%, 02/15/2029 (A)	1,314	1,174
Avolon TLB Borrower 1 LLC
5.264%, 12/01/2027	275	268
B.C. ULC
4.871%, LIBOR + 1.750%, 11/19/2026 (A)	1,432	1,366
Berry Global, Inc.
4.178%, 07/01/2026 (A)	448	433
Brookfeild WEC Holdings
5.865%, 08/01/2025 (A)	225	215
Brown Group Holdings, LLC, Initial Term Loan, 1st Lien
5.615%, LIBOR + 2.750%, 06/07/2028 (A)	574	544
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
5.865%, LIBOR + 2.750%, 12/23/2024 (A)	851	830
Caesars Resort Collection, LLC, Term B-1 Loan, 1st Lien
6.615%, 07/21/2025 (A)	348	342
Castlelake Avia
6.043%, 10/22/2026 (A)	949	916
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
7.750%, ICE LIBOR USD 1 Month + 2.500%, 03/01/2024 (A)	707	704
Charter Communications Operating LLC, Lien1
4.870%, 04/30/2025	1,041	1,020
Charter Communications Operating LLC, Term B-2 Loan, 1st Lien
4.870%, LIBOR + 1.750%, 02/01/2027 (A)	157	151
Citadel Securities LP, 2021 Term Loan, 1st Lien
5.649%, LIBOR + 2.500%, 02/02/2028 (A)	681	660
Clarios Global, Term Loan 1st Lien
6.365%, LIBOR + 3.250%, 04/30/2026 (A)	923	871
CSC Holdings LLC, Term Loan B, 1st Lien
5.068%, 01/15/2026 (A)	197	184
CSC Holdings, LLC
5.318%, LIBOR + 2.500%, 04/15/2027 (A)	215	200
DCert Buyer, Inc., Initial Term Loan, 1st Lien
6.903%, LIBOR + 4.000%, 10/16/2026 (A)	1,327	1,263

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Deerfield Dakota Holding, LLC, Initial Dollar Term Loan, 1st Lien
6.784%, LIBOR + 3.750%, 04/09/2027 (A)	$958	$902
Energizer Holdings
5.313%, 12/22/2027	207	197
Entain PLC
6.174%, 03/29/2027	247	240
EyeCare Partners, LLC, Term Loan, 1st Lien
7.424%, LIBOR + 3.750%, 02/18/2027 (A)	303	274
First Eagle Holdings, Term Loan
6.174%, 02/01/2027	253	239
Fleetcor Technologies Operating Company
4.865%, 04/28/2028	444	427
Focus Financial Partnersm LLC, Tranche B-3, Term Loan, 1st Lien
5.115%, LIBOR + 2.000%, 07/03/2024 (A)(K)	590	575
Formula One Management Limited, Facility B3 (USD), 1st Lien
5.615%, LIBOR + 2.500%, 02/01/2024 (A)	50	50
Four Seasons Holdings Inc., Term Loan 2013, 1st Lien
5.121%, 11/30/2023 (K)	581	577
Froneri International Limited, Facility B2, 1st Lien
5.365%, LIBOR + 2.250%, 01/29/2027 (A)	430	405
Gainwell Acquisition Corp., Term B Loan, 1st Lien
7.674%, LIBOR + 4.000%, 10/01/2027 (A)	1,340	1,274
Garda World Security Corp
7.240%, LIBOR + 4.250%, 10/30/2026 (A)	268	252
Genesee & Wyoming Inc., Initial Term Loan, 1st Lien
5.674%, LIBOR + 2.000%, 12/30/2026 (A)	623	605
GFL Environmental, 2020 Refinancing Term Loan, 1st Lien
5.806%, 05/30/2025 (A)(K)	56	56
Global Medical Response, Inc., 2020 Refinancing Term Loan, 1st Lien
6.814%, LIBOR + 4.750%, 10/02/2025 (A)	711	615
Great Outdoors Group, LLC, Term B-2 Loan, 1st Lien
6.865%, 03/06/2028 (A)	305	281

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
5.115%, LIBOR + 2.000%, 11/15/2027 (A)	$1,279	$1,211
Harbor Freight Tools USA, Inc
5.865%, 10/19/2027	786	709
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
4.809%, LIBOR + 1.750%, 06/22/2026 (A)	1,348	1,302
Horizon Therapeudics
4.875%, 03/15/2028	1,024	982
Hudson River Trading LLC, Term Loan, 1st Lien
6.164%, LIBOR + 3.000%, 03/20/2028 (A)	443	400
Hunter Douglas, Term Loan
6.340%, 02/26/2029	370	303
Hunter Douglas, Term Loan, 1st Lien
6.340%, 02/26/2029 (A)	1,007	824
Icon Public Limited Company, Lux Term Loan, 1st Lien
5.938%, 07/03/2028 (A)(K)	690	673
Icon Public Limited Company, U.S. Term Loan, 1st Lien
5.938%, 07/03/2028 (A)(K)	172	168
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
6.115%, LIBOR + 3.000%, 05/01/2026 (A)	802	751
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
5.865%, LIBOR + 2.750%, 01/26/2028 (A)	521	499
Jazz Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 1st Lien
6.615%, LIBOR + 3.500%, 05/05/2028 (A)	1,033	997
Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1st Lien
4.865%, LIBOR + 1.750%, 03/01/2027 (A)(K)	120	114
Magenta Buyer LLC, Initial Term Loan, 1st Lien
7.870%, LIBOR + 5.000%, 07/27/2028 (A)	1,509	1,358
Mozart Debt Merger, Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 10/23/2028 (A)(K)	1,005	922

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
5.615%, 09/18/2026 (A)	$874	$860
Numericable U.S. LLC, Term Loan B, 1st Lien
6.200%, 01/31/2026 (A)	211	191
Parexel International, Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 11/15/2028 (A)	468	445
PCI Gaming Authority, Term B Facility Loan
5.615%, 05/29/2026 (A)	429	416
Peraton Corp., Term B Loan, 1st Lien
6.865%, LIBOR + 3.750%, 02/01/2028 (A)(K)	1,132	1,070
Petco Health and Wellness Co., Inc., Initial Term Loan, 1st Lien
6.924%, LIBOR + 3.250%, 03/03/2028 (A)	461	435
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 03/05/2026 (A)	1,285	1,215
Pilot Travel Centers, LLC, Initial Tranche B Term Loan
5.134%, 08/04/2028 (A)	1,822	1,740
Prime Security Services Borrower, LLC, 2021 Refinancing Term B-1 Loan, 1st Lien
5.303%, LIBOR + 2.750%, 09/23/2026 (A)(K)	717	693
Project Sky, Term Loan, 1st Lien
6.865%, 10/08/2028 (A)	338	296
Quikrete Holding, Term Loan B1, 1st Lien
6.115%, 06/11/2028 (A)	458	440
Rackspace Technology Global, Inc., 2021 Term B Loan, 1st Lien
5.617%, 02/15/2028	374	265
Realpage Inc.
6.274%, 04/24/2028 (A)	1,040	972
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 1st Lien
6.871%, LIBOR + 3.750%, 11/16/2025 (A)(K)	478	444
Reynolds Consumer Products LLC, Initial Term Loan, 1st Lien
4.865%, LIBOR + 1.750%, 02/04/2027 (A)	1,062	1,020
Scientific Games/Lights & Wonder
5.906%, 04/14/2029 (A)	898	870
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
5.865%, LIBOR + 2.500%, 06/21/2024 (A)	44	43
Setanta Aircraft
5.674%, 11/05/2028	1,060	1,033

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Sotera Health Holdings, LLC, Refinancing Loan, 1st Lien
5.865%, 12/11/2026 (A)	$1,370	$1,199
Station Casinos LLC
5.370%, 02/08/2027 (A)(K)	669	639
Terrier Media Buyer, Inc., 2021 Term B Loan, 1st Lien
6.615%, LIBOR + 3.500%, 12/17/2026 (A)	512	478
Transdigm Inc.
5.924%, 12/09/2025 (A)	49	47
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
7.174%, LIBOR + 3.500%, 03/31/2028 (A)	810	725
UFC Holdings, Term Loan, 1st Lien
5.520%, 04/29/2026	846	812
United AirLines, Inc., Class B Term Loan, 1st Lien
6.533%, LIBOR + 3.750%, 04/21/2028 (A)	818	779
Verscend Holding Corp., Term B-1 Loan, 1st Lien
7.115%, LIBOR + 4.000%, 08/27/2025 (A)	382	369
VFH Parent, Initial Term Loan
6.118%, 01/13/2029 (A)	410	392
Virgin Media Bristol LLC, N Facility, 1st Lien
5.318%, LIBOR + 2.500%, 01/31/2028 (A)	1,327	1,264
XPO Logistics, Inc., Term Loan B, 1st Lien
4.383%, 02/24/2025 (A)	550	534
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien
6.115%, LIBOR + 3.000%, 03/09/2027 (A)	570	475
Zebra Buyer LLC
6.313%, 11/01/2028 (A)	449	435
Total Loan Participations
(Cost $58,795) ($ Thousands)		55,351

SOVEREIGN DEBT — 1.5%
Abu Dhabi Government International Bond
2.500%, 10/11/2022(D)	1,010	1,009
Airport Authority
3.250%, 01/12/2052(D)	1,360	983

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Argentine Republic Government International Bond
3.500%, 07/09/2041(C)		$1,460	$311
1.500%, 07/09/2035(C)		2,515	455
1.000%, 07/09/2029		203	39
0.500%, 07/09/2030(C)		1,216	243
Bermuda Government International Bond
5.000%, 07/15/2032(D)		339	322
Brazilian Government International Bond
5.000%, 01/27/2045(F)		3,400	2,467
4.750%, 01/14/2050		1,300	884
4.625%, 01/13/2028		2,890	2,682
2.625%, 01/05/2023		200	199
Buenos Aires Government International Bond MTN
5.250%, 09/01/2037(C)(D)		889	275
Chile Government International Bond
4.340%, 03/07/2042(F)		254	201
China Government Bond
3.390%, 05/21/2025	CNY	2,000	288
3.310%, 11/30/2025		11,500	1,656
Colombia Government International Bond
5.625%, 02/26/2044		$660	436
5.000%, 06/15/2045		830	502
4.125%, 02/22/2042		680	387
3.250%, 04/22/2032		670	453
Export-Import Bank of India
3.375%, 08/05/2026(D)(F)		350	324
Export-Import Bank of Korea
4.500%, 09/15/2032		407	395
Indonesia Government International Bond
4.650%, 09/20/2032(F)		631	592
3.700%, 10/30/2049(F)		970	682
Indonesia Treasury Bond
6.500%, 02/15/2031	IDR	100,717,000	6,251
6.375%, 04/15/2032		58,803,000	3,590
Israel Government International Bond
3.375%, 01/15/2050		$280	207
2.750%, 07/03/2030		470	416
Kenya Government International Bond
7.250%, 02/28/2028(D)		200	145
6.875%, 06/24/2024		200	169
6.300%, 01/23/2034(D)(F)		960	586
Korea Hydro & Nuclear Power
4.250%, 07/27/2027(D)		635	611

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Mexico Government International Bond
6.050%, 01/11/2040(F)		$1,210	$1,119
4.875%, 05/19/2033		1,292	1,136
4.750%, 03/08/2044		10,080	7,724
4.600%, 02/10/2048		200	146
4.500%, 04/22/2029(F)		764	706
4.400%, 02/12/2052(F)		1,020	702
3.750%, 01/11/2028(F)		390	358
3.500%, 02/12/2034(F)		398	302
2.659%, 05/24/2031(F)		3,760	2,883
Nigeria Government International Bond
7.143%, 02/23/2030(D)		240	156
6.500%, 11/28/2027(D)(F)		220	159
Panama Government International Bond
4.500%, 04/01/2056		540	364
2.252%, 09/29/2032		620	436
Paraguay Government International Bond
5.400%, 03/30/2050(D)		591	435
4.950%, 04/28/2031(D)		234	208
3.849%, 06/28/2033(D)(F)		597	467
Peruvian Government International Bond
5.625%, 11/18/2050(F)		600	565
3.600%, 01/15/2072(F)		173	104
3.000%, 01/15/2034		222	167
2.783%, 01/23/2031		300	238
Province of Quebec Canada
2.625%, 02/13/2023		620	617
Province of Saskatchewan Canada
3.250%, 06/08/2027		444	421
Republic of Italy Government International Bond
3.875%, 05/06/2051		237	160
Russian Federal Bond - OFZ
8.150%, 02/03/2027(H)	RUB	315,940	1,628
7.700%, 03/16/2039(H)		162,070	835
7.650%, 04/10/2030(H)		63,630	328
7.250%, 05/10/2034(H)		24,200	125
7.000%, 01/25/2023(H)		34,160	176
7.000%, 08/16/2023(H)		231,430	1,193
6.900%, 05/23/2029(H)		452,100	2,330
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030(H)		$206	147
5.625%, 04/04/2042(H)		2,000	1,060
4.875%, 09/16/2023(H)		200	134
Total Sovereign Debt
(Cost $81,554) ($ Thousands)			55,289

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
FHLB
1.610%, 09/04/2024	$3,355	$3,174
1.040%, 06/14/2024	13,660	12,893
FHLMC MTN
0.000%, 12/14/2029(B)	1,213	897
FNMA
5.500%, 11/15/2052	6,700	6,644
0.500%, 06/17/2025	4,215	3,809
0.000%, 11/15/2030(B)	3,564	2,526
Resolution Funding Interest
0.000%, 01/15/2030(B)	905	664
Resolution Funding Principal
0.000%, 04/15/2030(B)	1,165	843
Tennessee Valley Authority
0.750%, 05/15/2025	1,055	962
Total U.S. Government Agency Obligations
(Cost $35,024) ($ Thousands)		32,412

MUNICIPAL BONDS — 0.3%
California — 0.0%
California State University, Ser B, RB
2.374%, 11/01/2035	685	499
California State, Health Facilities Financing Authority, RB
3.000%, 08/15/2051	785	543
Regents of the University of California Medical Center Pooled Revenue, Ser N, RB
3.256%, 05/15/2060	790	517
		1,559
Georgia — 0.1%
Georgia State, Municipal Electric Authority, RB
7.055%, 04/01/2057	1,052	1,088

Michigan — 0.0%
University of Michigan, Ser A, RB
3.504%, 04/01/2052	530	406

Nevada — 0.1%
Clark County, Department of Aviation, Ser C, RB
6.820%, 07/01/2045	728	868

New York — 0.1%
Metropolitan New York, Transportation Authority, Ser C2, RB
5.175%, 11/15/2049	260	231

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	$505	$441
New York City, Ser D, GO
2.223%, 08/01/2035	1,350	968
1.823%, 08/01/2030	610	479
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser B-3, RB
2.000%, 08/01/2035	1,000	684
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser D-3, RB
2.400%, 11/01/2032	610	476
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB
5.508%, 08/01/2037	275	281
New York State, Dormitory Authority, RB
5.289%, 03/15/2033	850	857
		4,417
Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	433	374

Texas — 0.0%
Board of Regents of the University of Texas System, Ser B, RB
2.439%, 08/15/2049	295	182
North Texas, Tollway Authority, Ser B, RB
6.718%, 01/01/2049	632	750
		932
Virginia — 0.0%
University of Virginia, RB
2.256%, 09/01/2050	480	286
Total Municipal Bonds
(Cost $12,212) ($ Thousands)		9,930

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 7.0%
SEI Liquidity Fund, LP
2.930% **†(L)	254,742,915	$254,770
Total Affiliated Partnership
(Cost $254,754) ($ Thousands)		254,770

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	113,747,956	113,748
Total Cash Equivalent
(Cost $113,748) ($ Thousands)		113,748

PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $1,116) ($ Thousands)		520
Total Investments in Securities — 117.2%
(Cost $4,710,228) ($ Thousands)		$4,226,203

WRITTEN OPTIONS — (0.1)%
Total Written Options
(Premiums Received $2,554) ($ Thousands)		$(5,339)

A list of the exchange traded option contracts held by the Fund at September 30, 2022, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
USD P/CAD C	3,270,000	$4,153	$1.27	10/22/2022	$–
USD P/CAD C	3,263,000	4,138	1.27	10/22/2022	–
USD P/CAD C	1,086,000	1,376	1.27	10/22/2022	–
USD P/CAD C	1,086,000	1,374	1.27	10/22/2022	–
USD P/CAD C	2,237,000	2,834	1.27	10/22/2022	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS (continued)
USD P/JPY C 131.5	1,967,491	$258,725	$131.50	10/22/2022	$–
USD P/JPY C131.39	1,760,750	231,345	131.39	10/22/2022	–
USD P/JPY C131.55	5,923,553	779,244	131.55	10/22/2022	–
		1,283,189			–
Call Options
December 2022, IMM Eurodollar Future Option	449	110,426	98.38	12/17/2022	8
December 2022, SOFR 1yr MidCurve Dec22C 95.75	276	66,067	95.75	12/17/2022	243
December 2022, SOFR 1yr MidCurve Dec22C 96.5	156	37,635	96.50	12/17/2022	40
November 2022, U.S. 10 Year Future Option	227	25,537	112.50	10/22/2022	202
November 2022, U.S. 10 Year Future Option	224	26,096	116.50	10/22/2022	25
November 2022, U.S. 5 Year Future Option	55	6,133	111.50	10/22/2022	2
		271,894			520
Total Purchased Options		$1,555,083			$520
WRITTEN OPTIONS — (0.1)%
Put Options
December 2022, IMM Eurodollar Future Option	(449)	$(110,145)	98.13	12/17/22	$(3,160)
June 2023, IMM Eurodollar Future Option	(95)	(23,038)	97.00	06/17/23	(412)
November 2022, U.S. 10 Year Future Option	(232)	(26,332)	113.50	10/22/22	(457)
USD P/GBP C 1.0825 12/23/22	(1,230,000)	(1,332)	1.08	12/17/22	(263)
USD P/GBP C EXPIRATION: 10/28/22	(2,731,201)	(3,293)	1.21	10/22/22	–
USD P/GBP C EXPIRATION: 12/23/22	(1,187,000)	(1,329)	1.12	12/17/22	(302)
		$(165,469)			(4,594)
Call Options
December 2023, 3 Month SOFR OPT Dec23C 96.5	(276)	(66,585)	96.50	12/16/23	(298)
December 2023, 3 Month SOFR OPT Dec23C 96.63	(52)	(12,561)	96.63	12/16/23	(52)
September 2023, 3 Month SOFR OPT Sep23C 98.75	(164)	(40,488)	98.75	09/16/23	(21)
December 2022, IMM Eurodollar Future Option	(193)	(46,561)	96.50	12/17/22	(12)
December 2022, IMM Eurodollar Future Option	(780)	(189,150)	97.00	12/17/22	(34)
December 2022, IMM Eurodollar Future Option	(449)	(110,145)	98.13	12/17/22	(8)
June 2023, IMM Eurodollar Future Option	(124)	(30,225)	97.50	06/17/23	(19)
December 2022, U.S. 10 Year Future Option	(454)	(52,437)	115.50	11/19/22	(227)
December 2022, U.S. 10 Year Future Option	(448)	(53,536)	119.50	11/19/22	(56)
November 2022, U.S. 10 Year Future Option	(391)	(46,529)	119.00	10/22/22	(18)
		(648,217)			(745)
Total Written Options		$(813,686)			$(5,339)

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
3 Month Euribor	194	Dec-2022	$50,783	$46,447	$(757)
3 MONTH SOFR FUT DEC24	384	Mar-2025	93,054	92,462	(592)
90-Day Euro$	103	Mar-2023	24,480	24,538	58
90-Day Euro$	137	Jun-2023	33,073	32,652	(421)
90-Day Euro$	940	Dec-2022	229,522	223,979	(5,543)
90-Day Euro$	102	Dec-2023	24,906	24,355	(551)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro-Bobl	36	Dec-2022	$4,385	$4,223	$(101)
Euro-OAT	69	Dec-2022	9,478	8,931	(414)
Three-Month SOFR	5	Sep-2023	1,206	1,195	(11)
U.S. 2-Year Treasury Note	910	Jan-2023	189,365	186,905	(2,460)
U.S. 5-Year Treasury Note	4,946	Jan-2023	549,434	531,734	(17,700)
U.S. Long Treasury Bond	339	Dec-2022	46,278	42,851	(3,427)
U.S. Ultra Long Treasury Bond	341	Dec-2022	50,242	46,717	(3,525)
			1,306,206	1,266,989	(35,444)
Short Contracts
3 MONTH SOFR FUT DEC23	(759)	Mar-2024	(182,668)	(181,723)	945
90-Day Euro$	(323)	Mar-2025	(79,034)	(77,617)	1,417
Euro-Bund	(37)	Dec-2022	(5,310)	(5,020)	216
Euro-Buxl	(4)	Dec-2022	(637)	(575)	54
U.S. 2-Year Treasury Note	(539)	Dec-2022	(111,985)	(110,705)	1,280
U.S. 10-Year Treasury Note	(1,745)	Dec-2022	(204,158)	(195,549)	8,609
U.S. Long Treasury Bond	(129)	Dec-2022	(17,561)	(16,307)	1,254
Ultra 10-Year U.S. Treasury Note	(487)	Dec-2022	(60,940)	(57,702)	3,238
Ultra 10-Year U.S. Treasury Note	(21)	Dec-2022	(2,484)	(2,488)	(4)
			(664,777)	(647,686)	17,009
			$641,429	$619,303	$(18,435)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	10/18/22	EUR	4,521	NOK	46,790	$(139)
BNP Paribas	10/18/22	USD	11,074	JPY	1,498,110	(705)
BNP Paribas	10/18/22	EUR	14,428	USD	14,626	475
Citigroup	10/11/22	JPY	69,644	USD	516	35
Citigroup	10/12/22	CAD	2,969	USD	2,326	166
Citigroup	10/18/22	USD	150	EUR	147	(6)
Citigroup	10/18/22	USD	6,171	IDR	93,241,327	(61)
Citigroup	10/18/22	USD	12,792	AUD	18,672	(786)
Citigroup	10/18/22	USD	37,101	CAD	48,071	(2,116)
Citigroup	10/18/22	CNH	52,111	USD	7,773	461
Citigroup	10/18/22	IDR	94,000,873	USD	6,260	100
Goldman Sachs	10/07/22 - 10/11/22	JPY	324,685	USD	2,407	162
Goldman Sachs	10/17/22 - 10/18/22	CAD	11,117	USD	8,416	325
Goldman Sachs	10/18/22 - 12/28/22	GBP	1,167	USD	1,271	(33)
Goldman Sachs	12/28/22	USD	727	GBP	672	23
Goldman Sachs	10/18/22	USD	2,113	GBP	1,753	(156)
Goldman Sachs	10/18/22	AUD	4,900	USD	3,285	134
Goldman Sachs	10/18/22	COP	5,189,635	USD	1,174	48
Morgan Stanley	10/11/22 - 10/18/22	CAD	3,456	USD	2,649	133
Morgan Stanley	10/18/22	EUR	300	USD	296	2
Morgan Stanley	10/18/22	USD	997	EUR	1,000	(17)
Morgan Stanley	10/18/22	USD	3,517	CNH	25,330	37
Morgan Stanley	12/28/22	GBP	41	USD	45	—
Morgan Stanley	12/28/22	USD	573	GBP	517	5
Morgan Stanley	01/18/23	CNH	25,330	USD	3,526	(37)
						$(1,950)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Continued)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2022, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
.97	USA-CPI-U	Annual	11/18/2023	USD	12,250	$761	$(39)	$800
3 MONTH USD - LIBOR	1.785%	Semi-Annual	07/24/2053	USD	1,920	530	–	530
1.8075	3 MONTH USD - LIBOR	Semi-Annual	07/24/2053	USD	1,300	353	–	353
.5	SD-SOFR-OIS-COMPOUND	Annual	04/21/2052	USD	5,290	578	9	569
2.62% FIXED	USD-SOFR-OIS COMPOUND	Monthly	02/15/2048	USD	5,315	520	6	514
0.026% FIXED	USD-SOFR-OIS-COMPOUND	Annual	02/15/2048	USD	4,412	437	303	134
2.51% FIXED	USD-SOFR-OIS COMPOUND	Monthly	02/15/2048	USD	4,321	504	29	475
.65	SD-SOFR-OIS-COMPOUND	Annual	08/15/2047	USD	560	146	55	91
.63	USD-SOFR-OIS-COMPOUND	Annual	05/15/2047	USD	7,680	2,030	336	1,694
1.52% FIXED	USD-SOFR-COMPOUND 2/15/47	Annual	02/15/2047	USD	5,559	1,567	(63)	1,630
1.72875% FIXED	CMENA IR 2/15/47	Annual	02/15/2047	USD	5,240	1,297	62	1,235
0.56%	USD-SOFRRATE	Annual	07/20/2045	USD	8,660	3,709	101	3,608
	SD-SOFR-OIS COMPOUND	Annual	03/18/2032	USD	5,870	739	36	703
1.7334%	USD LIBOR BBA	Annual	10/20/2031	USD	10,870	678	39	639
0.0327% FIXED	USD-SOFR-OIS COMPOUND	Annual	04/30/2029	USD	25,097	624	(307)	931
LE - 2.85% FIXED	USD-SOFR-OIS COMPOUND	Annual	02/15/2029	USD	10,144	493	(19)	512
.22% FIXED	SD-SOFR-OIS-COMPOUND	Annual	08/15/2028	USD	9,318	1,230	(1)	1,231
1.113%	SOFR- COMPOUNDING	Annual	08/15/2028	USD	21,686	2,964	135	2,829
0.71 % FIXED	USD-SOFR-COMPOUND 5/15/2027	Annual	05/15/2027	USD	9,281	1,219	–	1,219
.52	USD-SOFR-OIS-COMPOUND	Annual	11/20/2026	USD	13,910	825	(28)	853
.37	SA-CPI-U	Annual	11/18/2026	USD	12,250	(506)	160	(666)
M LIBOR	.39 FIXED	Semi-Annual	09/28/2025	USD	35,750	(1,820)	–	(1,820)
3 MONTH USD - LIBOR	.0725	Semi-Annual	07/24/2025	USD	15,555	(912)	–	(912)
3 MONTH USD - LIBOR	.0355%	Semi-Annual	07/24/2025	USD	23,015	(1,365)	–	(1,365)
3 MONTH USD - LIBOR	.0255	Semi-Annual	07/24/2025	USD	31,110	(1,850)	–	(1,850)
VE - FIXED 1.95%	SECURED ON FINANCING RATE	Annual	06/10/2024	USD	66,350	(2,471)	–	(2,471)
3M USD LIBOR	1.7725%	Semi-Annual	07/24/2053	USD	2,600	724	–	724
3MLIBOR	.87% FIXED	Semi-Annual	09/28/2053	USD	3,050	780	–	780
						$13,784	$814	$12,970

Credit Default Swap - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-MARKITCDX100.0BP5.2YR	5.00%	Quarterly	12/20/2027	$1,821	$74	$74	$–

Credit Default Swap - Sell Protection
Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-CDX.NA.HY.39	1.00%	Quarterly	12/20/2027	$182,199	$(654)	$(138)	$(516)

Percentages are based on Net Assets of $3,605,696 ($ Thousands).
**	The rate reported is the 7-day effective yield as of September 30, 2022.
†	Investment in Affiliated Security (see Note 6).

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Zero coupon security.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $589,147 ($ Thousands), representing 16.3% of the Net Assets of the Fund.

(E)	No interest rate available.
(F)

Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 12). The total market value of securities on loan at September 30, 2022 was $247,121 ($ Thousands).

(G)	Perpetual security with no stated maturity date.
(H)	Security is in default on interest payment.
(I)	Interest rate represents the security's effective yield at the time of purchase.
(J)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of September 30, 2022 was $1,455 ($ Thousands).
(K)	Unsettled bank loan. Interest rate may not be available.
(L)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $254,770 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	1,347,706	–	1,347,706
Corporate Obligations	–	1,156,803	–	1,156,803
U.S. Treasury Obligations	–	868,797	–	868,797
Asset-Backed Securities	–	330,877	–	330,877
Loan Participations	–	55,351	–	55,351
Sovereign Debt	–	55,289	–	55,289
U.S. Government Agency Obligations	–	32,412	–	32,412
Municipal Bonds	–	9,930	–	9,930
Affiliated Partnership	–	254,770	–	254,770
Cash Equivalent	113,748	–	–	113,748
Purchased Options	520	–	–	520
Total Investments in Securities	114,268	4,111,935	–	4,226,203

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(5,339)	–	–	(5,339)
Futures Contracts*
Unrealized Appreciation	17,071	–	–	17,071
Unrealized Depreciation	(35,506)	–	–	(35,506)
Forward Contracts*
Unrealized Appreciation	–	2,106	–	2,106
Unrealized Depreciation	–	(4,056)	–	(4,056)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	22,054	–	22,054
Unrealized Depreciation	–	(9,084)	–	(9,084)
Credit Default Swaps*
Unrealized Depreciation	–	(516)	–	(516)
Total Other Financial Instruments	(23,774)	10,504	–	(13,270)

*	Futures contracts, forward contracts and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Core Fixed Income Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$80,566	$1,510,689	$(1,336,459)	$(24)	$(2)	$254,770	254,742,915	$195	$—
SEI Daily Income Trust, Government Fund, Cl F	222,427	4,026,469	(4,135,148)	—	—	113,748	113,747,956	619	4
Totals	$302,993	$5,537,158	$(5,471,607)	$(24)	$(2)	$368,518		$814	$4

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 76.5%
Communication Services — 10.1%
Alphabet
2.250%, 08/15/2060	$2,256	$1,268
Altice France
8.125%, 02/01/2027 (A)	800	715
5.500%, 10/15/2029 (A)	1,357	1,021
5.125%, 07/15/2029 (A)	1,002	749
Altice France Holding
10.500%, 05/15/2027 (A)	2,705	2,119
6.000%, 02/15/2028 (A)	1,756	1,114
AMC Entertainment Holdings
10.000%, 06/15/2026 (A)	938	640
6.125%, 05/15/2027	420	230
5.750%, 06/15/2025	85	58
ANGI Group
3.875%, 08/15/2028 (A)	1,497	1,056
Audacy Capital
6.750%, 03/31/2029 (A)	3,564	859
6.500%, 05/01/2027 (A)	1,052	258
Beasley Mezzanine Holdings
8.625%, 02/01/2026 (A)	1,980	1,525
Belo
7.250%, 09/15/2027	250	244
CCO Holdings
5.375%, 06/01/2029 (A)	1,008	882
5.125%, 05/01/2027 (A)	3,137	2,831
5.000%, 02/01/2028 (A)	3,027	2,610
4.750%, 03/01/2030 (A)	1,270	1,030
4.750%, 02/01/2032 (A)	110	86
4.500%, 08/15/2030 (A)	7,881	6,233

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 05/01/2032	$2,270	$1,731
4.250%, 02/01/2031 (A)	5,869	4,502
4.250%, 01/15/2034 (A)	880	630
Charter Communications Operating
4.400%, 12/01/2061	235	150
3.950%, 06/30/2062	950	563
3.900%, 06/01/2052	655	406
3.700%, 04/01/2051	720	436
Cinemark USA
8.750%, 05/01/2025 (A)	160	162
5.250%, 07/15/2028 (A)	135	104
Clear Channel International
6.625%, 08/01/2025 (A)	564	524
Clear Channel Outdoor Holdings
7.750%, 04/15/2028 (A)	285	215
7.500%, 06/01/2029 (A)	524	380
5.125%, 08/15/2027 (A)	1,870	1,580
Comcast
2.987%, 11/01/2063	2,485	1,439
2.937%, 11/01/2056	1,785	1,065
Consolidated Communications
6.500%, 10/01/2028 (A)	3,199	2,391
DISH DBS
7.750%, 07/01/2026	3,135	2,405
7.375%, 07/01/2028	6,019	4,053
5.875%, 11/15/2024	3,112	2,778
5.750%, 12/01/2028 (A)	1,878	1,419
5.250%, 12/01/2026 (A)	2,180	1,786
5.125%, 06/01/2029	2,658	1,562
5.000%, 03/15/2023	2,289	2,244
DKT Finance ApS
9.375%, 06/17/2023 (A)	1,205	1,160
Frontier Communications Holdings
8.750%, 05/15/2030 (A)	2,192	2,193
6.750%, 05/01/2029 (A)	269	222
6.000%, 01/15/2030 (A)	968	760
5.875%, 10/15/2027 (A)	206	185
5.875%, 11/01/2029	1,877	1,490
5.000%, 05/01/2028 (A)	662	568
Gannett Holdings
6.000%, 11/01/2026 (A)	158	121
Gray Escrow II
5.375%, 11/15/2031 (A)	1,990	1,561
Gray Television
7.000%, 05/15/2027 (A)	125	118
4.750%, 10/15/2030 (A)	1,744	1,307
iHeartCommunications
8.375%, 05/01/2027	575	484
6.375%, 05/01/2026	399	370
5.250%, 08/15/2027 (A)	1,138	972
4.750%, 01/15/2028 (A)	842	702

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Iliad Holding SASU
7.000%, 10/15/2028 (A)	$180	$154
6.500%, 10/15/2026 (A)	900	787
Intelsat Jackson Holdings
6.500%, 03/15/2030 (A)	1,852	1,575
Intelsat Jackson Holdings (Escrow Security)
0.000%, 12/31/2049 (B)(C)	4,165	–
Level 3 Financing
4.625%, 09/15/2027 (A)	2,601	2,153
4.250%, 07/01/2028 (A)	838	654
3.750%, 07/15/2029 (A)	320	234
3.625%, 01/15/2029 (A)	3,080	2,280
Live Nation Entertainment
6.500%, 05/15/2027 (A)	921	886
5.625%, 03/15/2026 (A)	309	295
4.875%, 11/01/2024 (A)	582	563
4.750%, 10/15/2027 (A)	2,780	2,414
3.750%, 01/15/2028 (A)	55	47
Lumen Technologies
5.625%, 04/01/2025	1,367	1,326
5.375%, 06/15/2029 (A)	1,888	1,403
5.125%, 12/15/2026 (A)	3,029	2,606
4.500%, 01/15/2029 (A)	1,980	1,391
4.000%, 02/15/2027 (A)	2,062	1,732
Netflix
5.875%, 11/15/2028	470	459
5.375%, 11/15/2029 (A)	205	193
News
5.125%, 02/15/2032 (A)	765	671
3.875%, 05/15/2029 (A)	174	148
Nexstar Media
5.625%, 07/15/2027 (A)	1,130	1,039
4.750%, 11/01/2028 (A)	1,542	1,311
ROBLOX
3.875%, 05/01/2030 (A)	857	697
Sable International Finance
5.750%, 09/07/2027 (A)	854	746
Salem Media Group
6.750%, 06/01/2024 (A)	746	716
Scripps Escrow
5.875%, 07/15/2027 (A)	115	100
Scripps Escrow II
5.375%, 01/15/2031 (A)	81	61
3.875%, 01/15/2029 (A)	2,547	2,030
Sinclair Television Group
5.125%, 02/15/2027 (A)	215	178
4.125%, 12/01/2030 (A)	4,520	3,401
Sirius XM Radio
5.500%, 07/01/2029 (A)	994	894
5.000%, 08/01/2027 (A)	1,222	1,121
4.125%, 07/01/2030 (A)	1,087	884
4.000%, 07/15/2028 (A)	1,952	1,660

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.875%, 09/01/2031 (A)	$1,290	$1,000
SoftBank Group
5.125%, 09/19/2027	527	440
Spanish Broadcasting System
9.750%, 03/01/2026 (A)	2,731	1,721
Stagwell Global
5.625%, 08/15/2029 (A)	328	270
TEGNA
4.625%, 03/15/2028	548	506
Telecom Italia Capital
6.000%, 09/30/2034	285	212
Telesat Canada
6.500%, 10/15/2027 (A)	3,254	1,204
5.625%, 12/06/2026 (A)	1,163	556
T-Mobile USA
3.500%, 04/15/2031	2,135	1,794
3.375%, 04/15/2029	805	696
Twitter
3.875%, 12/15/2027 (A)	547	513
United States Cellular
6.700%, 12/15/2033	1,289	1,160
Urban One
7.375%, 02/01/2028 (A)	5,530	4,700
Verizon Communications
3.000%, 11/20/2060	830	482
2.987%, 10/30/2056	1,440	856
Vmed O2 UK Financing I
4.250%, 01/31/2031 (A)	1,520	1,152
Windstream Escrow
7.750%, 08/15/2028 (A)	2,630	2,179
WMG Acquisition
3.750%, 12/01/2029 (A)	334	277
3.000%, 02/15/2031 (A)	999	758
ZipRecruiter
5.000%, 01/15/2030 (A)	1,616	1,305
		128,856
Consumer Discretionary — 15.7%
1011778 BC ULC
4.375%, 01/15/2028 (A)	1,090	944
4.000%, 10/15/2030 (A)	185	146
3.875%, 01/15/2028 (A)	128	111
3.500%, 02/15/2029 (A)	93	77
Abercrombie & Fitch Management
8.750%, 07/15/2025 (A)	546	532
Adient Global Holdings Ltd
4.875%, 08/15/2026 (A)	2,595	2,274
Adtalem Global Education
5.500%, 03/01/2028 (A)	888	799
Altice Financing
5.750%, 08/15/2029 (A)	2,389	1,828
5.000%, 01/15/2028 (A)	4,178	3,218

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Amazon.com
2.700%, 06/03/2060	$2,256	$1,331
American Axle & Manufacturing
6.875%, 07/01/2028	223	192
6.500%, 04/01/2027	570	483
6.250%, 03/15/2026	268	246
5.000%, 10/01/2029	177	134
American Greetings
8.750%, 04/15/2025 (A)	2,940	2,822
Aramark Services
5.000%, 02/01/2028 (A)	277	247
Asbury Automotive Group
4.625%, 11/15/2029 (A)	976	780
4.500%, 03/01/2028	2,076	1,754
Ashton Woods USA
6.625%, 01/15/2028 (A)	3,907	3,274
4.625%, 08/01/2029 (A)	715	519
Aston Martin Capital Holdings
10.500%, 11/30/2025 (A)	777	761
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(C)(D)(E)	2,750	–
Bath & Body Works
9.375%, 07/01/2025 (A)	19	20
7.600%, 07/15/2037	370	289
7.500%, 06/15/2029	271	248
6.875%, 11/01/2035	539	450
6.750%, 07/01/2036	2,225	1,834
6.694%, 01/15/2027	81	76
6.625%, 10/01/2030 (A)	1,099	956
5.250%, 02/01/2028	1,994	1,728
BCPE Ulysses Intermediate
7.750%cash/8.500% PIK, 04/01/2027 (A)	1,365	929
Bloomin' Brands
5.125%, 04/15/2029 (A)	1,370	1,142
Boyne USA
4.750%, 05/15/2029 (A)	2,140	1,793
Brookfield Residential Properties
4.875%, 02/15/2030 (A)	712	527
Caesars Entertainment
8.125%, 07/01/2027 (A)	1,154	1,102
6.250%, 07/01/2025 (A)	957	922
4.625%, 10/15/2029 (A)	161	123
Carnival
10.500%, 02/01/2026 (A)	501	496
9.875%, 08/01/2027 (A)	1,495	1,465
6.000%, 05/01/2029 (A)	86	56
5.750%, 03/01/2027 (A)	4,431	3,104
4.000%, 08/01/2028 (A)	488	394
Carvana
10.250%, 05/01/2030 (A)	54	36
5.875%, 10/01/2028 (A)	228	116

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.625%, 10/01/2025 (A)	$486	$342
5.500%, 04/15/2027 (A)	582	317
4.875%, 09/01/2029 (A)	1,053	513
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	434	393
Cedar Fair
5.500%, 05/01/2025 (A)	180	173
5.250%, 07/15/2029	295	253
Cengage Learning
9.500%, 06/15/2024 (A)	2,125	1,992
Century Communities
6.750%, 06/01/2027	444	415
3.875%, 08/15/2029 (A)	461	354
Clarios Global
8.500%, 05/15/2027 (A)	2,030	1,938
6.750%, 05/15/2025 (A)	576	564
6.250%, 05/15/2026 (A)	908	867
CMG Media
8.875%, 12/15/2027 (A)	4,629	3,536
Cooper-Standard Automotive
13.000%, 06/01/2024 (A)	440	453
5.625%, 11/15/2026 (A)	885	371
Crocs
4.125%, 08/15/2031 (A)	497	378
CSC Holdings
7.500%, 04/01/2028 (A)	1,645	1,342
6.500%, 02/01/2029 (A)	2,055	1,814
5.750%, 01/15/2030 (A)	3,400	2,417
4.625%, 12/01/2030 (A)	2,093	1,423
4.500%, 11/15/2031 (A)	299	225
3.375%, 02/15/2031 (A)	463	326
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	916	773
Dana
5.625%, 06/15/2028	634	523
5.375%, 11/15/2027	539	457
Diamond Sports Group
6.625%, 08/15/2027 (A)	3,243	227
5.375%, 08/15/2026 (A)	6,139	1,222
Dick's Sporting Goods
4.100%, 01/15/2052	2,229	1,377
DirecTV Financing
5.875%, 08/15/2027 (A)	4,236	3,652
Dornoch Debt Merger Sub
6.625%, 10/15/2029 (A)	2,695	1,943
eG Global Finance
8.500%, 10/30/2025 (A)	520	455
6.750%, 02/07/2025 (A)	4,132	3,727
Empire Resorts
7.750%, 11/01/2026 (A)	3,175	2,667
Fertitta Entertainment
4.625%, 01/15/2029 (A)	706	584

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Fontainebleau Las Vegas Holdings
11.000%, 06/15/2015 (A)(B)(D)	$3,108	$–
Ford Motor
6.100%, 08/19/2032	893	787
4.750%, 01/15/2043	1,750	1,160
Ford Motor Credit
5.125%, 06/16/2025	951	897
5.113%, 05/03/2029	2,590	2,247
4.687%, 06/09/2025	655	608
4.542%, 08/01/2026	730	650
4.271%, 01/09/2027	635	556
4.134%, 08/04/2025	250	227
4.125%, 08/17/2027	1,219	1,049
4.063%, 11/01/2024	1,194	1,121
4.000%, 11/13/2030	1,177	918
3.815%, 11/02/2027	525	441
3.810%, 01/09/2024	43	42
3.625%, 06/17/2031	4,012	2,981
3.375%, 11/13/2025	1,200	1,060
2.900%, 02/16/2028	2,320	1,823
2.900%, 02/10/2029	800	606
2.700%, 08/10/2026	200	166
Ford Motor Credit MTN
4.389%, 01/08/2026	415	376
Gap
3.875%, 10/01/2031 (A)	63	40
3.625%, 10/01/2029 (A)	128	83
GCI
4.750%, 10/15/2028 (A)	599	497
Goodyear Tire & Rubber
5.250%, 04/30/2031	345	277
5.250%, 07/15/2031	81	65
5.000%, 07/15/2029	317	259
Hanesbrands
4.625%, 05/15/2024 (A)	2,293	2,186
Hertz (Escrow Security)
7.125%, 08/01/2026	465	33
6.000%, 01/15/2028	450	32
5.500%, 10/15/2024	559	3
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	246	230
4.875%, 01/15/2030	50	44
4.000%, 05/01/2031 (A)	1,190	962
3.750%, 05/01/2029 (A)	97	80
3.625%, 02/15/2032 (A)	596	456
Hilton Worldwide Finance
4.875%, 04/01/2027	175	161
International Game Technology
6.250%, 01/15/2027 (A)	1,575	1,524
Jacobs Entertainment
6.750%, 02/15/2029 (A)	1,225	1,048

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Jaguar Land Rover Automotive
5.500%, 07/15/2029 (A)	$2,350	$1,636
Ken Garff Automotive
4.875%, 09/15/2028 (A)	278	227
Las Vegas Sands
3.200%, 08/08/2024	1,474	1,390
LBM Acquisition
6.250%, 01/15/2029 (A)	1,850	1,253
LCM Investments Holdings II
4.875%, 05/01/2029 (A)	2,174	1,683
LCPR Senior Secured Financing DAC
6.750%, 10/15/2027 (A)	1,997	1,658
Liberty Interactive
8.250%, 02/01/2030	4,717	2,972
Life Time
5.750%, 01/15/2026 (A)	2,200	2,002
Lions Gate Capital Holdings
5.500%, 04/15/2029 (A)	1,431	1,066
Lithia Motors
4.375%, 01/15/2031 (A)	1,082	886
3.875%, 06/01/2029 (A)	838	673
Macy's Retail Holdings
5.125%, 01/15/2042	975	601
MajorDrive Holdings IV
6.375%, 06/01/2029 (A)	3,586	2,472
Marriott Ownership Resorts
6.125%, 09/15/2025 (A)	114	111
4.500%, 06/15/2029 (A)	261	206
Mattamy Group
4.625%, 03/01/2030 (A)	713	545
Mattel
5.875%, 12/15/2027 (A)	190	182
3.750%, 04/01/2029 (A)	48	40
3.375%, 04/01/2026 (A)	1,570	1,401
McGraw-Hill Education
5.750%, 08/01/2028 (A)	2,680	2,238
Meritage Homes
3.875%, 04/15/2029 (A)	997	793
MGM Resorts International
6.750%, 05/01/2025	315	310
6.000%, 03/15/2023	708	708
5.750%, 06/15/2025	674	644
Michaels
7.875%, 05/01/2029 (A)	2,240	1,293
5.250%, 05/01/2028 (A)	1,335	937
Midcontinent Communications
5.375%, 08/15/2027 (A)	552	492
Midwest Gaming Borrower
4.875%, 05/01/2029 (A)	1,227	1,011
Millennium Escrow
6.625%, 08/01/2026 (A)	1,420	1,123

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
National CineMedia
5.875%, 04/15/2028 (A)	$150	$86
NCL
5.875%, 02/15/2027 (A)	930	774
Neiman Marcus Group (Escrow Security)
0.000%, 10/15/2022 (B)(C)(D)	1,582	447
NESCO Holdings II
5.500%, 04/15/2029 (A)	271	226
Newell Brands
6.625%, 09/15/2029	50	49
6.375%, 09/15/2027	50	50
Nordstrom
4.375%, 04/01/2030	949	694
Paramount Global
7.875%, 07/30/2030	2,253	2,381
PECF USS Intermediate Holding III
8.000%, 11/15/2029 (A)	2,340	1,706
Peninsula Pacific Entertainment
8.500%, 11/15/2027 (A)	2,046	2,202
PetSmart
7.750%, 02/15/2029 (A)	250	224
4.750%, 02/15/2028 (A)	500	428
Photo Holdings Merger Sub
8.500%, 10/01/2026 (A)	575	368
PM General Purchaser
9.500%, 10/01/2028 (A)	383	320
Radiate Holdco
6.500%, 09/15/2028 (A)	3,175	2,215
4.500%, 09/15/2026 (A)	550	451
Royal Caribbean Cruises
11.625%, 08/15/2027 (A)	1,153	1,049
11.500%, 06/01/2025 (A)	272	289
10.875%, 06/01/2023 (A)	158	162
9.250%, 01/15/2029 (A)	225	222
8.250%, 01/15/2029 (A)	225	219
5.500%, 08/31/2026 (A)	1,370	1,048
Service International
7.500%, 04/01/2027	640	659
4.000%, 05/15/2031	51	41
3.375%, 08/15/2030	24	19
Shea Homes
4.750%, 02/15/2028 (A)	711	579
4.750%, 04/01/2029 (A)	825	639
Six Flags Entertainment
5.500%, 04/15/2027 (A)	185	162
4.875%, 07/31/2024 (A)	3,630	3,458
Six Flags Theme Parks
7.000%, 07/01/2025 (A)	336	336
Sonic Automotive
4.625%, 11/15/2029 (A)	189	148
Sotheby's
5.875%, 06/01/2029 (A)	460	380

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Specialty Building Products Holdings
6.375%, 09/30/2026 (A)	$2,784	$2,304
SRS Distribution
6.125%, 07/01/2029 (A)	1,045	839
6.000%, 12/01/2029 (A)	962	767
4.625%, 07/01/2028 (A)	327	281
Staples
10.750%, 04/15/2027 (A)	1,355	1,004
7.500%, 04/15/2026 (A)	1,753	1,472
Starbucks
3.550%, 08/15/2029	542	492
Station Casinos
4.625%, 12/01/2031 (A)	1,622	1,225
4.500%, 02/15/2028 (A)	2,001	1,642
StoneMor
8.500%, 05/15/2029 (A)	1,410	1,188
Studio City Finance
5.000%, 01/15/2029 (A)	2,405	1,067
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	1,445	1,337
Superior Plus
4.500%, 03/15/2029 (A)	202	167
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	2,800	2,428
Tempur Sealy International
4.000%, 04/15/2029 (A)	525	414
3.875%, 10/15/2031 (A)	1,351	990
Tenneco
7.875%, 01/15/2029 (A)	138	134
5.375%, 12/15/2024	110	107
5.125%, 04/15/2029 (A)	1,535	1,516
5.000%, 07/15/2026	212	206
Thor Industries
4.000%, 10/15/2029 (A)	1,863	1,400
Time Warner Entertainment
8.375%, 07/15/2033	1,028	1,097
Univision Communications
7.375%, 06/30/2030 (A)	211	201
6.625%, 06/01/2027 (A)	40	38
4.500%, 05/01/2029 (A)	1,668	1,360
Vail Resorts
6.250%, 05/15/2025 (A)	437	431
Virgin Media Finance
5.000%, 07/15/2030 (A)	493	362
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	1,191	1,020
4.500%, 08/15/2030 (A)	480	374
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/2028 (A)	1,934	1,564
Vista Outdoor
4.500%, 03/15/2029 (A)	408	288

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
VOC Escrow
5.000%, 02/15/2028 (A)	$1,150	$935
Volkswagen Group of America Finance
1.250%, 11/24/2025 (A)	595	523
VZ Secured Financing BV
5.000%, 01/15/2032 (A)	1,065	796
Walt Disney
1.750%, 01/13/2026	2,505	2,268
Wheel Pros
6.500%, 05/15/2029 (A)	2,450	1,121
White Capital Buyer
6.875%, 10/15/2028 (A)	105	86
White Capital Parent
8.250%cash/9.000% PIK, 03/15/2026 (A)	2,850	2,415
Wolverine World Wide
4.000%, 08/15/2029 (A)	1,544	1,178
WW International
4.500%, 04/15/2029 (A)	1,840	962
Wynn Las Vegas
5.500%, 03/01/2025 (A)	720	674
Wynn Macau
5.625%, 08/26/2028 (A)	50	33
5.500%, 01/15/2026 (A)	545	413
5.500%, 10/01/2027 (A)	595	411
5.125%, 12/15/2029 (A)	45	29
Wynn Resorts Finance
7.750%, 04/15/2025 (A)	160	156
5.125%, 10/01/2029 (A)	379	306
Yum! Brands
6.875%, 11/15/2037	1,065	1,062
5.375%, 04/01/2032	325	288
4.625%, 01/31/2032	217	182
3.625%, 03/15/2031	2,464	1,969
		200,092
Consumer Staples — 3.3%
Albertsons
5.875%, 02/15/2028 (A)	125	115
4.875%, 02/15/2030 (A)	60	51
4.625%, 01/15/2027 (A)	835	746
3.500%, 03/15/2029 (A)	448	361
3.250%, 03/15/2026 (A)	221	194
Altria Group
4.800%, 02/14/2029	418	386
BellRing Brands
7.000%, 03/15/2030 (A)	1,405	1,285
Central Garden & Pet
5.125%, 02/01/2028	350	317
4.125%, 10/15/2030	242	193
4.125%, 04/30/2031 (A)	168	132

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Chobani
7.500%, 04/15/2025 (A)	$2,848	$2,605
4.625%, 11/15/2028 (A)	1,118	951
Coca-Cola
2.750%, 06/01/2060	417	257
2.500%, 06/01/2040	880	614
Coty
6.500%, 04/15/2026 (A)	1,165	1,074
5.000%, 04/15/2026 (A)	1,138	1,036
4.750%, 01/15/2029 (A)	2,370	2,005
Edgewell Personal Care
5.500%, 06/01/2028 (A)	305	273
4.125%, 04/01/2029 (A)	117	97
Energizer Holdings
6.500%, 12/31/2027 (A)	133	118
4.750%, 06/15/2028 (A)	469	372
4.375%, 03/31/2029 (A)	1,447	1,073
High Ridge Brands (Escrow Security)
9.772%, 03/15/2025	445	–
HLF Financing Sarl
4.875%, 06/01/2029 (A)	2,040	1,456
JBS USA LUX
5.500%, 01/15/2030 (A)	2,710	2,503
Lamb Weston Holdings
4.375%, 01/31/2032 (A)	63	52
4.125%, 01/31/2030 (A)	1,193	1,010
LSF9 Atlantis Holdings
7.750%, 02/15/2026 (A)	2,865	2,557
New Albertsons
8.700%, 05/01/2030	955	968
8.000%, 05/01/2031	1,535	1,520
Performance Food Group
6.875%, 05/01/2025 (A)	50	50
5.500%, 10/15/2027 (A)	355	323
4.250%, 08/01/2029 (A)	460	383
Pilgrim's Pride
3.500%, 03/01/2032 (A)	835	629
Post Holdings
5.750%, 03/01/2027 (A)	38	36
5.625%, 01/15/2028 (A)	565	516
5.500%, 12/15/2029 (A)	206	178
4.625%, 04/15/2030 (A)	208	171
Rite Aid
8.000%, 11/15/2026 (A)	2,968	2,100
7.700%, 02/15/2027	159	94
7.500%, 07/01/2025 (A)	2,169	1,650
Sigma Holdco BV
7.875%, 05/15/2026 (A)	3,797	2,449
Simmons Foods
4.625%, 03/01/2029 (A)	2,225	1,819
Spectrum Brands
5.500%, 07/15/2030 (A)	617	482

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.000%, 10/01/2029 (A)	$100	$80
3.875%, 03/15/2031 (A)	1,404	957
Triton Water Holdings
6.250%, 04/01/2029 (A)	2,904	2,221
US Foods
4.625%, 06/01/2030 (A)	230	190
Vector Group
10.500%, 11/01/2026 (A)	2,450	2,274
5.750%, 02/01/2029 (A)	970	792
		41,715
Energy — 10.6%
Aethon United BR
8.250%, 02/15/2026 (A)	1,216	1,175
Antero Midstream Partners
7.875%, 05/15/2026 (A)	318	320
5.750%, 03/01/2027 (A)	50	46
5.750%, 01/15/2028 (A)	290	264
5.375%, 06/15/2029 (A)	241	213
Antero Resources
8.375%, 07/15/2026 (A)	260	275
7.625%, 02/01/2029 (A)	742	741
Apache
5.100%, 09/01/2040	2,729	2,203
Archrock Partners
6.250%, 04/01/2028 (A)	2,656	2,335
Ascent Resources Utica Holdings
8.250%, 12/31/2028 (A)	1,578	1,516
7.000%, 11/01/2026 (A)	911	878
5.875%, 06/30/2029 (A)	2,491	2,217
Baytex Energy
8.750%, 04/01/2027 (A)	325	327
Blue Racer Midstream
7.625%, 12/15/2025 (A)	2,721	2,612
Buckeye Partners
4.500%, 03/01/2028 (A)	400	340
4.125%, 03/01/2025 (A)	230	210
4.125%, 12/01/2027	135	113
California Resources
7.125%, 02/01/2026 (A)	284	267
Cheniere Energy
4.625%, 10/15/2028	550	505
Cheniere Energy Partners
4.500%, 10/01/2029	4,017	3,537
4.000%, 03/01/2031	389	326
3.250%, 01/31/2032	393	302
Chesapeake Energy
6.750%, 04/15/2029 (A)	582	558
5.500%, 02/01/2026 (A)	82	78
Chesapeake Energy (Escrow Security)
0.000%, 12/31/2049 (B)(C)	3,650	91

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Chord Energy
6.375%, 06/01/2026 (A)	$264	$251
Citgo Holding
9.250%, 08/01/2024 (A)	5,271	5,230
CITGO Petroleum
6.375%, 06/15/2026 (A)	525	490
CNX Midstream Partners
4.750%, 04/15/2030 (A)	54	42
CNX Resources
7.375%, 01/15/2031 (A)	147	144
Colgate Energy Partners III
5.875%, 07/01/2029 (A)	1,645	1,468
Comstock Resources
6.750%, 03/01/2029 (A)	1,502	1,385
5.875%, 01/15/2030 (A)	157	137
CQP Holdco
5.500%, 06/15/2031 (A)	906	767
Crestwood Midstream Partners
8.000%, 04/01/2029 (A)	613	590
CrownRock
5.625%, 10/15/2025 (A)	1,112	1,065
DCP Midstream Operating
8.125%, 08/16/2030	985	1,047
3.250%, 02/15/2032	215	170
Delek Logistics Partners
6.750%, 05/15/2025	811	763
DT Midstream
4.375%, 06/15/2031 (A)	103	85
4.125%, 06/15/2029 (A)	1,629	1,376
Earthstone Energy Holdings
8.000%, 04/15/2027 (A)	1,120	1,056
Encino Acquisition Partners Holdings
8.500%, 05/01/2028 (A)	2,269	2,093
Energy Transfer
5.500%, 06/01/2027	1,564	1,520
EnLink Midstream
6.500%, 09/01/2030 (A)	93	91
5.375%, 06/01/2029	4,004	3,664
EnLink Midstream Partners
4.850%, 07/15/2026	190	174
Enviva Partners
6.500%, 01/15/2026 (A)	3,647	3,448
EQM Midstream Partners
7.500%, 06/01/2027 (A)	170	162
7.500%, 06/01/2030 (A)	134	127
6.500%, 07/01/2027 (A)	712	658
6.500%, 07/15/2048	2,980	2,273
6.000%, 07/01/2025 (A)	276	255
4.750%, 01/15/2031 (A)	204	162
4.500%, 01/15/2029 (A)	424	342
EQT
7.000%, 02/01/2030	490	506

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.125%, 02/01/2025	$270	$270
Exterran Energy Solutions
8.125%, 05/01/2025	–	–
Genesis Energy
8.000%, 01/15/2027	1,377	1,208
7.750%, 02/01/2028	2,453	2,134
6.500%, 10/01/2025	20	18
Gulfport Energy
8.000%, 05/17/2026 (A)	2,230	2,219
Gulfport Energy Operating (Escrow Security)
6.375%, 05/15/2025 (B)	183	–
6.375%, 01/15/2026	585	1
6.000%, 10/15/2024	215	–
Harvest Midstream I
7.500%, 09/01/2028 (A)	1,895	1,771
Hess Midstream Operations
5.625%, 02/15/2026 (A)	325	308
5.500%, 10/15/2030 (A)	415	356
4.250%, 02/15/2030 (A)	1,777	1,435
Hilcorp Energy I
6.250%, 11/01/2028 (A)	10	9
6.250%, 04/15/2032 (A)	85	75
6.000%, 04/15/2030 (A)	101	88
Holly Energy Partners
6.375%, 04/15/2027 (A)	160	153
Howard Midstream Energy Partners
6.750%, 01/15/2027 (A)	3,085	2,749
ITT Holdings
6.500%, 08/01/2029 (A)	3,125	2,424
Kinetik Holdings
5.875%, 06/15/2030 (A)	129	118
Laredo Petroleum
10.125%, 01/15/2028	699	671
Moss Creek Resources Holdings
10.500%, 05/15/2027 (A)	876	815
7.500%, 01/15/2026 (A)	2,177	1,899
Motiva Enterprises
6.850%, 01/15/2040 (A)	967	938
Nabors Industries
7.250%, 01/15/2026 (A)	93	81
5.750%, 02/01/2025	325	294
New Fortress Energy
6.750%, 09/15/2025 (A)	1,403	1,329
6.500%, 09/30/2026 (A)	2,411	2,228
NGL Energy Operating
7.500%, 02/01/2026 (A)	4,943	4,397
NGL Energy Partners
7.500%, 11/01/2023	2,212	2,144
7.500%, 04/15/2026	775	589
6.125%, 03/01/2025	3,673	2,924
Northern Oil and Gas
8.125%, 03/01/2028 (A)	2,039	1,912

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NuStar Logistics
6.375%, 10/01/2030	$685	$586
6.000%, 06/01/2026	255	233
5.750%, 10/01/2025	114	106
5.625%, 04/28/2027	115	100
Occidental Petroleum
8.875%, 07/15/2030	338	376
8.500%, 07/15/2027	1,188	1,271
6.625%, 09/01/2030	515	523
6.600%, 03/15/2046	1,400	1,442
6.450%, 09/15/2036	430	430
6.375%, 09/01/2028	1,215	1,210
6.125%, 01/01/2031	3,122	3,075
4.625%, 06/15/2045	1,165	964
PBF Holding
7.250%, 06/15/2025	1,009	964
6.000%, 02/15/2028	166	144
Peabody Energy
6.375%, 03/31/2025 (A)	179	174
Precision Drilling
7.125%, 01/15/2026 (A)	240	225
6.875%, 01/15/2029 (A)	31	27
Range Resources
8.250%, 01/15/2029	402	409
4.875%, 05/15/2025	280	264
4.750%, 02/15/2030 (A)	83	72
Rockcliff Energy II
5.500%, 10/15/2029 (A)	2,041	1,787
Seventy Seven Operating (Escrow Security)
6.625%, 01/15/2020 (B)(D)	1,869	–
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)	1,800	1,440
SM Energy
6.625%, 01/15/2027	73	70
6.500%, 07/15/2028	573	545
5.625%, 06/01/2025	620	595
Southwestern Energy
7.750%, 10/01/2027	186	189
5.375%, 03/15/2030	284	256
4.750%, 02/01/2032	63	53
Strathcona Resources
6.875%, 08/01/2026 (A)	1,435	1,216
Summit Midstream Holdings
8.500%, 10/15/2026 (A)	176	165
5.750%, 04/15/2025	2,048	1,664
Sunoco
5.875%, 03/15/2028	1,585	1,438
4.500%, 05/15/2029	1,243	1,031
4.500%, 04/30/2030	1,342	1,097
Tallgrass Energy Partners
7.500%, 10/01/2025 (A)	381	374
6.000%, 03/01/2027 (A)	270	245

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.000%, 12/31/2030 (A)	$4,714	$4,007
6.000%, 09/01/2031 (A)	722	610
5.500%, 01/15/2028 (A)	70	60
Targa Resources Partners
6.875%, 01/15/2029	192	189
6.500%, 07/15/2027	523	517
5.000%, 01/15/2028	310	287
4.875%, 02/01/2031	402	346
4.000%, 01/15/2032	167	138
TerraForm Power Operating
5.000%, 01/31/2028 (A)	2,957	2,605
4.750%, 01/15/2030 (A)	375	318
Transocean
11.500%, 01/30/2027 (A)	1,505	1,392
8.000%, 02/01/2027 (A)	1,425	990
7.500%, 04/15/2031	790	411
Transocean Guardian
5.875%, 01/15/2024 (A)	394	371
Transocean Pontus
6.125%, 08/01/2025 (A)	106	99
USA Compression Partners
6.875%, 09/01/2027	2,425	2,204
Venture Global Calcasieu Pass
4.125%, 08/15/2031 (A)	255	211
3.875%, 08/15/2029 (A)	255	219
3.875%, 11/01/2033 (A)	3,079	2,394
Weatherford International
8.625%, 04/30/2030 (A)	2,027	1,765
Western Midstream Operating
5.500%, 02/01/2050	2,924	2,361
		134,801
Financials — 6.7%
Acrisure
10.125%, 08/01/2026 (A)	1,211	1,166
4.250%, 02/15/2029 (A)	1,702	1,334
AG Issuer
6.250%, 03/01/2028 (A)	1,208	1,045
Alliant Holdings Intermediate
6.750%, 10/15/2027 (A)	1,531	1,319
5.875%, 11/01/2029 (A)	1,445	1,174
Ally Financial
8.000%, 11/01/2031	2,253	2,362
Apollo Commercial Real Estate Finance
4.625%, 06/15/2029 (A)	798	601
Armor Holdco
8.500%, 11/15/2029 (A)	1,560	1,242
AssuredPartners
5.625%, 01/15/2029 (A)	515	400
Blackstone Private Credit Fund
4.700%, 03/24/2025	985	932
2.625%, 12/15/2026	2,532	2,079

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Block
3.500%, 06/01/2031	$204	$158
BroadStreet Partners
5.875%, 04/15/2029 (A)	2,805	2,209
Brookfield Property REIT
4.500%, 04/01/2027 (A)	5,035	4,128
Coinbase Global
3.625%, 10/01/2031 (A)	80	44
3.375%, 10/01/2028 (A)	80	50
CPI CG
8.625%, 03/15/2026 (A)	1,148	1,067
Finance of America Funding
7.875%, 11/15/2025 (A)	4,989	3,157
FirstCash
5.625%, 01/01/2030 (A)	2,410	2,061
Freedom Mortgage
8.250%, 04/15/2025 (A)	2,617	2,162
7.625%, 05/01/2026 (A)	1,235	922
6.625%, 01/15/2027 (A)	1,195	852
HAT Holdings I
6.000%, 04/15/2025 (A)	957	900
3.750%, 09/15/2030 (A)	1,667	1,212
3.375%, 06/15/2026 (A)	577	463
Home Point Capital
5.000%, 02/01/2026 (A)	1,670	1,046
HSBC Holdings
4.600%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.649%(F)(G)	783	543
HUB International
5.625%, 12/01/2029 (A)	2,530	2,113
Hunt
5.250%, 04/15/2029 (A)	953	730
Jane Street Group
4.500%, 11/15/2029 (A)	2,099	1,805
JPMorgan Chase
5.000%, U.S. SOFR + 3.380%(F)(G)	856	772
Ladder Capital Finance Holdings LLLP
5.250%, 10/01/2025 (A)	210	193
4.750%, 06/15/2029 (A)	1,750	1,310
4.250%, 02/01/2027 (A)	1,598	1,287
LD Holdings Group
6.500%, 11/01/2025 (A)	615	369
6.125%, 04/01/2028 (A)	2,265	1,178
LPL Holdings
4.625%, 11/15/2027 (A)	1,025	929
4.375%, 05/15/2031 (A)	325	269
Merger Sub II
10.750%, 08/01/2027 (A)	1,515	1,485
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)	2,770	2,367
5.625%, 01/15/2030 (A)	1,666	1,276

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MPH Acquisition Holdings
5.750%, 11/01/2028 (A)	$1,592	$1,196
Nationstar Mortgage Holdings
6.000%, 01/15/2027 (A)	903	771
5.750%, 11/15/2031 (A)	270	198
5.500%, 08/15/2028 (A)	1,487	1,168
5.125%, 12/15/2030 (A)	138	100
Navient
5.500%, 03/15/2029	1,860	1,414
5.000%, 03/15/2027	1,916	1,567
4.875%, 03/15/2028	307	234
NFP
6.875%, 08/15/2028 (A)	845	659
4.875%, 08/15/2028 (A)	1,034	882
OneMain Finance
7.125%, 03/15/2026	1,565	1,411
6.625%, 01/15/2028	996	855
5.375%, 11/15/2029	1,412	1,094
4.000%, 09/15/2030	2,317	1,626
3.875%, 09/15/2028	253	186
3.500%, 01/15/2027	355	276
PennyMac Financial Services
5.750%, 09/15/2031 (A)	680	486
5.375%, 10/15/2025 (A)	561	480
4.250%, 02/15/2029 (A)	2,163	1,541
Rithm Capital
6.250%, 10/15/2025 (A)	3,237	2,741
Rocket Mortgage
4.000%, 10/15/2033 (A)	1,902	1,308
3.625%, 03/01/2029 (A)	3,120	2,401
2.875%, 10/15/2026 (A)	180	148
Ryan Specialty Group
4.375%, 02/01/2030 (A)	1,957	1,660
Sabre GLBL
9.250%, 04/15/2025 (A)	98	94
TTMT Escrow Issuer
8.625%, 09/30/2027 (A)	419	394
United Wholesale Mortgage
5.750%, 06/15/2027 (A)	1,400	1,109
Verscend Escrow
9.750%, 08/15/2026 (A)	782	755
VistaJet Malta Finance
6.375%, 02/01/2030 (A)	6,947	5,679
WeWork
7.875%, 05/01/2025 (A)	3,135	2,171
		85,315
Health Care — 6.9%
1375209 B.C. Ltd
9.000%, 01/30/2028 (A)	1,408	1,397
180 Medical Inc
3.875%, 10/15/2029 (A)	200	166

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Acadia Healthcare
5.500%, 07/01/2028 (A)	$441	$402
5.000%, 04/15/2029 (A)	1,213	1,074
AHP Health Partners
5.750%, 07/15/2029 (A)	156	121
Air Methods
8.000%, 05/15/2025 (A)	2,689	1,349
Akumin
7.000%, 11/01/2025 (A)	3,280	2,693
Akumin Escrow
7.500%, 08/01/2028 (A)	1,075	821
AthenaHealth Group
6.500%, 02/15/2030 (A)	1,490	1,178
Avantor Funding
4.625%, 07/15/2028 (A)	574	511
3.875%, 11/01/2029 (A)	2,166	1,759
Bausch Health
14.000%, 10/15/2030 (A)	281	153
9.000%, 12/15/2025 (A)	1,765	1,121
5.750%, 08/15/2027 (A)	220	150
5.500%, 11/01/2025 (A)	1,546	1,228
5.250%, 01/30/2030 (A)	4,395	1,641
5.250%, 02/15/2031 (A)	848	319
5.000%, 01/30/2028 (A)	215	79
5.000%, 02/15/2029 (A)	445	173
4.875%, 06/01/2028 (A)	1,255	809
Bausch Health Americas
9.250%, 04/01/2026 (A)	1,210	717
8.500%, 01/31/2027 (A)	444	189
Bristol-Myers Squibb
2.550%, 11/13/2050	1,755	1,081
Centene
4.625%, 12/15/2029	1,107	995
4.250%, 12/15/2027	1,497	1,369
3.375%, 02/15/2030	1,440	1,177
2.625%, 08/01/2031	1,905	1,436
2.500%, 03/01/2031	2,524	1,903
CHS
8.000%, 03/15/2026 (A)	470	407
6.875%, 04/01/2028 (A)	2,055	940
6.875%, 04/15/2029 (A)	480	232
6.125%, 04/01/2030 (A)	709	334
6.000%, 01/15/2029 (A)	250	184
5.625%, 03/15/2027 (A)	165	127
5.250%, 05/15/2030 (A)	1,470	1,024
4.750%, 02/15/2031 (A)	1,150	773
DaVita
4.625%, 06/01/2030 (A)	520	402
3.750%, 02/15/2031 (A)	583	415
Embecta
6.750%, 02/15/2030 (A)	335	309
5.000%, 02/15/2030 (A)	940	807

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Emergent BioSolutions
3.875%, 08/15/2028 (A)	$307	$204
Encompass Health
4.750%, 02/01/2030	1,521	1,251
4.500%, 02/01/2028	425	364
Endo DAC
9.500%, 07/31/2027 (A)(D)	1,406	204
6.000%, 06/30/2028 (A)(D)	1,302	72
Endo Luxembourg Finance I Sarl
6.125%, 04/01/2029 (A)(D)	1,035	817
Envision Healthcare
8.750%, 10/15/2026 (A)	1,895	607
Global Medical Response
6.500%, 10/01/2025 (A)	4,110	3,447
Grifols Escrow Issuer
4.750%, 10/15/2028 (A)	200	155
HCA
5.875%, 02/15/2026	1,675	1,652
5.875%, 02/01/2029	780	758
3.500%, 09/01/2030	3,181	2,627
Hologic
3.250%, 02/15/2029 (A)	508	415
IQVIA
5.000%, 10/15/2026 (A)	805	767
Lannett
7.750%, 04/15/2026 (A)	2,520	706
Legacy LifePoint Health
4.375%, 02/15/2027 (A)	3,416	2,823
LifePoint Health
5.375%, 01/15/2029 (A)	1,658	1,156
Mallinckrodt International Finance
11.500%, 12/15/2028 (A)	575	518
10.000%, 06/15/2029 (A)	235	128
Medline Borrower
5.250%, 10/01/2029 (A)	892	673
3.875%, 04/01/2029 (A)	4,456	3,572
ModivCare Escrow Issuer
5.000%, 10/01/2029 (A)	1,290	1,048
Molina Healthcare
4.375%, 06/15/2028 (A)	1,443	1,302
Organon
5.125%, 04/30/2031 (A)	2,821	2,311
4.125%, 04/30/2028 (A)	1,206	1,031
Owens & Minor
6.625%, 04/01/2030 (A)	750	660
4.500%, 03/31/2029 (A)	467	367
Par Pharmaceutical
7.500%, 04/01/2027 (A)(D)	1,353	1,069
Pediatrix Medical Group
5.375%, 02/15/2030 (A)	2,299	1,905
PRA Health Sciences
2.875%, 07/15/2026 (A)	1,331	1,171

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Prestige Brands
5.125%, 01/15/2028 (A)	$365	$328
Prime Security Services Borrower
6.250%, 01/15/2028 (A)	1,070	913
3.375%, 08/31/2027 (A)	679	570
Radiology Partners
9.250%, 02/01/2028 (A)	974	635
Royalty Pharma
2.200%, 09/02/2030	691	527
RP Escrow Issuer
5.250%, 12/15/2025 (A)	2,873	2,374
Syneos Health
3.625%, 01/15/2029 (A)	2,653	2,113
Tenet Healthcare
6.250%, 02/01/2027 (A)	733	684
6.125%, 10/01/2028 (A)	1,750	1,533
6.125%, 06/15/2030 (A)	1,441	1,320
5.125%, 11/01/2027 (A)	663	595
4.875%, 01/01/2026 (A)	3,511	3,263
4.625%, 06/15/2028 (A)	2,462	2,152
4.375%, 01/15/2030 (A)	710	593
4.250%, 06/01/2029 (A)	1,476	1,223
US Acute Care Solutions
6.375%, 03/01/2026 (A)	1,928	1,620
US Renal Care
10.625%, 07/15/2027 (A)	2,010	922
Varex Imaging
7.875%, 10/15/2027 (A)	1,081	1,060
		88,170
Industrials — 6.8%
ACCO Brands
4.250%, 03/15/2029 (A)	545	410
ADT Security
4.875%, 07/15/2032 (A)	1,563	1,260
4.125%, 08/01/2029 (A)	271	225
Air Canada
3.875%, 08/15/2026 (A)	1,084	931
Allegiant Travel
7.250%, 08/15/2027 (A)	858	809
Allied Universal Holdco
6.625%, 07/15/2026 (A)	185	165
4.625%, 06/01/2028 (A)	400	305
Allison Transmission
5.875%, 06/01/2029 (A)	210	190
4.750%, 10/01/2027 (A)	545	480
3.750%, 01/30/2031 (A)	1,485	1,138
American Airlines
5.750%, 04/20/2029 (A)	2,891	2,522
5.500%, 04/20/2026 (A)	1,790	1,681
American Airlines Group
3.750%, 03/01/2025 (A)	1,306	1,068

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
American Builders & Contractors Supply
4.000%, 01/15/2028 (A)	$1,692	$1,480
APi Group DE
4.750%, 10/15/2029 (A)	135	112
4.125%, 07/15/2029 (A)	214	170
Artera Services
9.033%, 12/04/2025 (A)	2,312	1,861
ATS Automation Tooling Systems
4.125%, 12/15/2028 (A)	270	224
Avianca Midco 2
9.000%, 12/01/2028 (A)	1,763	1,329
Avis Budget Car Rental
5.750%, 07/15/2027 (A)	315	276
5.375%, 03/01/2029 (A)	598	491
Boeing
3.625%, 02/01/2031	824	684
Bombardier
7.875%, 04/15/2027 (A)	3,081	2,835
7.500%, 03/15/2025 (A)	407	396
7.125%, 06/15/2026 (A)	695	637
Builders FirstSource
6.375%, 06/15/2032 (A)	236	210
4.250%, 02/01/2032 (A)	203	156
BWX Technologies
4.125%, 06/30/2028 (A)	762	665
4.125%, 04/15/2029 (A)	969	838
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	633	545
CDW
4.250%, 04/01/2028	370	329
3.250%, 02/15/2029	171	139
CoreCivic
8.250%, 04/15/2026	267	266
CoreLogic
4.500%, 05/01/2028 (A)	471	337
CP Atlas Buyer
7.000%, 12/01/2028 (A)	3,295	2,454
Deluxe
8.000%, 06/01/2029 (A)	2,480	2,014
Dycom Industries
4.500%, 04/15/2029 (A)	333	281
EnerSys
4.375%, 12/15/2027 (A)	559	493
EnPro Industries
5.750%, 10/15/2026	232	223
First Student Bidco
4.000%, 07/31/2029 (A)	15	12
Fortress Transportation and Infrastructure Investors
6.500%, 10/01/2025 (A)	812	763
5.500%, 05/01/2028 (A)	980	784

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Garda World Security
9.500%, 11/01/2027 (A)	$310	$272
6.000%, 06/01/2029 (A)	242	177
GFL Environmental
5.125%, 12/15/2026 (A)	335	312
4.750%, 06/15/2029 (A)	177	149
4.375%, 08/15/2029 (A)	1,576	1,314
4.000%, 08/01/2028 (A)	269	224
3.500%, 09/01/2028 (A)	3,013	2,541
Global Infrastructure Solutions
7.500%, 04/15/2032 (A)	175	133
5.625%, 06/01/2029 (A)	332	245
GrafTech Finance
4.625%, 12/15/2028 (A)	2,785	2,082
Granite US Holdings
11.000%, 10/01/2027 (A)	2,060	1,942
Griffon
5.750%, 03/01/2028	500	430
H&E Equipment Services
3.875%, 12/15/2028 (A)	2,810	2,206
Harsco
5.750%, 07/31/2027 (A)	465	291
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	1,416	1,249
Hertz
5.000%, 12/01/2029 (A)	479	356
4.625%, 12/01/2026 (A)	465	378
Icahn Enterprises
6.250%, 05/15/2026	1,046	978
4.375%, 02/01/2029	523	421
IEA Energy Services
6.625%, 08/15/2029 (A)	1,225	1,195
JELD-WEN
6.250%, 05/15/2025 (A)	235	221
4.875%, 12/15/2027 (A)	225	161
4.625%, 12/15/2025 (A)	355	288
Korn Ferry
4.625%, 12/15/2027 (A)	2,397	2,117
Madison IAQ
5.875%, 06/30/2029 (A)	493	343
4.125%, 06/30/2028 (A)	170	137
Masonite International
5.375%, 02/01/2028 (A)	298	264
MasTec
4.500%, 08/15/2028 (A)	433	378
Mileage Plus Holdings
6.500%, 06/20/2027 (A)	3,070	3,005
MIWD Holdco II
5.500%, 02/01/2030 (A)	221	164
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (B)(D)	5,936	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nielsen Finance
5.625%, 10/01/2028 (A)	$280	$278
4.500%, 07/15/2029 (A)	25	25
PGT Innovations
4.375%, 10/01/2029 (A)	133	109
Prime Security Services Borrower
5.750%, 04/15/2026 (A)	1,189	1,119
Raytheon Technologies
3.030%, 03/15/2052	780	509
2.820%, 09/01/2051	1,115	699
Sensata Technologies
4.375%, 02/15/2030 (A)	788	658
4.000%, 04/15/2029 (A)	816	675
3.750%, 02/15/2031 (A)	109	86
Signature Aviation US Holdings
4.000%, 03/01/2028 (A)	1,133	1,054
Spirit AeroSystems
7.500%, 04/15/2025 (A)	268	253
4.600%, 06/15/2028	2,460	1,778
3.950%, 06/15/2023	1,444	1,384
Standard Industries
5.000%, 02/15/2027 (A)	30	27
4.750%, 01/15/2028 (A)	768	649
3.375%, 01/15/2031 (A)	88	62
Stericycle
3.875%, 01/15/2029 (A)	284	235
Team Health Holdings
6.375%, 02/01/2025 (A)	3,363	2,491
Terex
5.000%, 05/15/2029 (A)	335	287
TK Elevator US Newco
5.250%, 07/15/2027 (A)	1,548	1,316
TransDigm
6.250%, 03/15/2026 (A)	1,495	1,450
5.500%, 11/15/2027	1,982	1,724
4.625%, 01/15/2029	488	393
Triumph Group
7.750%, 08/15/2025	1,395	1,066
6.250%, 09/15/2024 (A)	250	228
Tutor Perini
6.875%, 05/01/2025 (A)	6,576	4,918
Uber Technologies
7.500%, 09/15/2027 (A)	135	132
4.500%, 08/15/2029 (A)	244	205
United Airlines
4.625%, 04/15/2029 (A)	909	752
4.375%, 04/15/2026 (A)	2,517	2,246
United Rentals North America
4.875%, 01/15/2028	875	802
Vertiv Group
4.125%, 11/15/2028 (A)	820	660

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wabash National
4.500%, 10/15/2028 (A)	$240	$186
WESCO Distribution
7.250%, 06/15/2028 (A)	468	458
7.125%, 06/15/2025 (A)	356	356
Western Global Airlines
10.375%, 08/15/2025 (A)	1,135	1,013
Wolverine Escrow
13.125%, 11/15/2027 (A)	100	30
9.000%, 11/15/2026 (A)	608	365
		86,839
Information Technology — 5.4%
ACI Worldwide
5.750%, 08/15/2026 (A)	394	372
Ahead DB Holdings
6.625%, 05/01/2028 (A)	2,330	1,986
ams-OSRAM
7.000%, 07/31/2025 (A)	1,617	1,462
Apple
2.800%, 02/08/2061	2,256	1,404
2.700%, 08/05/2051	245	162
2.650%, 05/11/2050	2,760	1,815
2.650%, 02/08/2051	460	302
2.375%, 02/08/2041	435	301
Arches Buyer
6.125%, 12/01/2028 (A)	1,686	1,306
4.250%, 06/01/2028 (A)	213	166
Avaya
6.125%, 09/15/2028 (A)	3,025	1,505
Black Knight InfoServ
3.625%, 09/01/2028 (A)	196	166
Bread Financial Holdings
4.750%, 12/15/2024 (A)	840	733
Castle US Holding
9.500%, 02/15/2028 (A)	1,205	886
Ciena
4.000%, 01/31/2030 (A)	910	760
Clarivate Science Holdings
4.875%, 07/01/2029 (A)	184	144
3.875%, 07/01/2028 (A)	164	135
Coherent
5.000%, 12/15/2029 (A)	3,042	2,516
CommScope
8.250%, 03/01/2027 (A)	5,580	4,610
7.125%, 07/01/2028 (A)	1,760	1,359
6.000%, 03/01/2026 (A)	845	778
4.750%, 09/01/2029 (A)	359	293
CommScope Technologies
6.000%, 06/15/2025 (A)	1,981	1,760
5.000%, 03/15/2027 (A)	195	147

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Condor Merger Sub
7.375%, 02/15/2030 (A)	$1,839	$1,504
Conduent Business Services
6.000%, 11/01/2029 (A)	310	246
Elastic
4.125%, 07/15/2029 (A)	1,401	1,107
Entegris
4.375%, 04/15/2028 (A)	142	120
3.625%, 05/01/2029 (A)	2,014	1,594
Entegris Escrow
5.950%, 06/15/2030 (A)	50	46
4.750%, 04/15/2029 (A)	2,110	1,859
Gartner
4.500%, 07/01/2028 (A)	70	63
3.750%, 10/01/2030 (A)	47	39
3.625%, 06/15/2029 (A)	184	153
Go Daddy Operating
5.250%, 12/01/2027 (A)	1,191	1,097
HP
4.750%, 03/01/2029 (A)	164	165
Imola Merger
4.750%, 05/15/2029 (A)	921	777
Intel
3.200%, 08/12/2061	1,205	751
3.100%, 02/15/2060	360	217
3.050%, 08/12/2051	2,229	1,431
ION Trading Technologies Sarl
5.750%, 05/15/2028 (A)	2,145	1,748
Microsoft
2.525%, 06/01/2050	2,229	1,456
NCR
6.125%, 09/01/2029 (A)	450	387
5.750%, 09/01/2027 (A)	455	412
5.125%, 04/15/2029 (A)	203	152
5.000%, 10/01/2028 (A)	147	116
Northwest Fiber
4.750%, 04/30/2027 (A)	2,100	1,827
NVIDIA
2.850%, 04/01/2030	1,254	1,075
ON Semiconductor
3.875%, 09/01/2028 (A)	471	403
Open Text Holdings
4.125%, 02/15/2030 (A)	1,604	1,281
Oracle
2.500%, 04/01/2025	1,381	1,287
Paysafe Finance
4.000%, 06/15/2029 (A)	3,186	2,226
Picard Midco
6.500%, 03/31/2029 (A)	386	326
Presidio Holdings
4.875%, 02/01/2027 (A)	260	230

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
PTC
4.000%, 02/15/2028 (A)	$502	$439
Salesforce
1.500%, 07/15/2028	835	701
Science Applications International
4.875%, 04/01/2028 (A)	1,572	1,399
Seagate HDD Cayman
5.750%, 12/01/2034	1,648	1,309
3.375%, 07/15/2031	1,556	1,086
Sensata Technologies
5.875%, 09/01/2030 (A)	200	187
Sprint
7.625%, 02/15/2025	1,898	1,946
Sprint Capital
8.750%, 03/15/2032	2,188	2,535
SS&C Technologies
5.500%, 09/30/2027 (A)	643	587
Synaptics
4.000%, 06/15/2029 (A)	1,899	1,529
VeriSign
4.750%, 07/15/2027	2,253	2,167
Veritas US
7.500%, 09/01/2025 (A)	4,480	3,431
Viasat
6.500%, 07/15/2028 (A)	2,175	1,446
Virtusa
7.125%, 12/15/2028 (A)	1,327	986
Xerox Holdings
5.500%, 08/15/2028 (A)	278	222
5.000%, 08/15/2025 (A)	278	250
		69,383
Materials — 7.4%
Alcoa Nederland Holding BV
5.500%, 12/15/2027 (A)	600	560
Arconic
6.125%, 02/15/2028 (A)	729	644
6.000%, 05/15/2025 (A)	228	219
ARD Finance
6.500%cash/0% PIK, 06/30/2027 (A)	2,589	1,773
Ardagh Metal Packaging Finance USA
6.000%, 06/15/2027 (A)	200	188
3.250%, 09/01/2028 (A)	840	685
Ardagh Packaging Finance
5.250%, 04/30/2025 (A)	1,834	1,716
5.250%, 08/15/2027 (A)	655	410
4.125%, 08/15/2026 (A)	1,293	1,077
Ashland
6.875%, 05/15/2043	851	815
ASP Unifrax Holdings
5.250%, 09/30/2028 (A)	2,396	1,840

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
ATI
5.875%, 12/01/2027	$174	$158
5.125%, 10/01/2031	80	65
4.875%, 10/01/2029	160	133
Avient
7.125%, 08/01/2030 (A)	69	64
Axalta Coating Systems
4.750%, 06/15/2027 (A)	394	351
3.375%, 02/15/2029 (A)	205	161
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	2,595	2,291
Ball
3.125%, 09/15/2031	1,308	986
Big River Steel
6.625%, 01/31/2029 (A)	213	196
Carpenter Technology
7.625%, 03/15/2030	60	58
6.375%, 07/15/2028	184	171
Celanese US Holdings
6.050%, 03/15/2025	2,253	2,201
CEMEX Materials
7.700%, 07/21/2025 (A)	2,320	2,301
CF Industries
5.150%, 03/15/2034	1,309	1,177
Chemours
5.750%, 11/15/2028 (A)	1,554	1,271
4.625%, 11/15/2029 (A)	1,316	977
Cleveland-Cliffs
4.875%, 03/01/2031 (A)	119	98
4.625%, 03/01/2029 (A)	213	179
Cornerstone Chemical
6.750%, 08/15/2024 (A)	6,825	5,753
Crown Americas
4.750%, 02/01/2026	835	778
CVR Partners
6.125%, 06/15/2028 (A)(D)	1,301	1,133
Domtar
6.750%, 10/01/2028 (A)	1,795	1,379
Eldorado
6.250%, 09/01/2029 (A)	793	604
Element Solutions
3.875%, 09/01/2028 (A)	1,192	960
ERO Copper
6.500%, 02/15/2030 (A)	2,690	1,992
First Quantum Minerals
7.500%, 04/01/2025 (A)	258	248
6.500%, 03/01/2024 (A)	1,753	1,718
Freeport-McMoRan
5.450%, 03/15/2043	2,030	1,694
5.400%, 11/14/2034	2,035	1,809
4.625%, 08/01/2030	611	535

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
GCP Applied Technologies
5.500%, 04/15/2026 (A)	$575	$583
Glatfelter
4.750%, 11/15/2029 (A)	154	88
Graham Packaging
7.125%, 08/15/2028 (A)	185	149
Hudbay Minerals
4.500%, 04/01/2026 (A)	205	170
INEOS Quattro Finance II
3.375%, 01/15/2026 (A)	390	325
Infrabuild Australia Pty
12.000%, 10/01/2024 (A)	785	726
Innophos Holdings
9.375%, 02/15/2028 (A)	2,550	2,453
LABL
10.500%, 07/15/2027 (A)	290	247
6.750%, 07/15/2026 (A)	390	354
LSB Industries
6.250%, 10/15/2028 (A)	2,190	1,879
Mauser Packaging Solutions Holding
7.250%, 04/15/2025 (A)	4,033	3,548
Methanex
5.125%, 10/15/2027	786	660
Mineral Resources
8.125%, 05/01/2027 (A)	3,205	3,106
Mineral Resources MTN
8.500%, 05/01/2030 (A)	235	227
8.000%, 11/01/2027 (A)	350	337
Mountain Province Diamonds
8.000%, 12/15/2022 (A)(E)	2,470	2,322
NMG Holding
7.125%, 04/01/2026 (A)	2,180	2,003
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(B)(D)(E)	2,115	–
NOVA Chemicals
5.250%, 06/01/2027 (A)	590	502
5.000%, 05/01/2025 (A)	889	796
4.875%, 06/01/2024 (A)	300	282
4.250%, 05/15/2029 (A)	213	166
Novelis
4.750%, 01/30/2030 (A)	270	221
3.875%, 08/15/2031 (A)	2,104	1,569
3.250%, 11/15/2026 (A)	166	138
OI European Group BV
4.750%, 02/15/2030 (A)	2,010	1,598
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	347	314
5.875%, 08/15/2023 (A)	204	201
Pactiv Evergreen Group Issuer
4.375%, 10/15/2028 (A)	580	480
4.000%, 10/15/2027 (A)	1,688	1,415

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Polar US Borrower
6.750%, 05/15/2026 (A)	$3,481	$1,914
Rain CII Carbon
7.250%, 04/01/2025 (A)	3,350	2,947
SCIH Salt Holdings
6.625%, 05/01/2029 (A)	6,329	4,865
4.875%, 05/01/2028 (A)	471	389
Scotts Miracle-Gro
4.500%, 10/15/2029	84	61
4.375%, 02/01/2032	212	151
4.000%, 04/01/2031	470	331
SRM Escrow Issuer
6.000%, 11/01/2028 (A)	790	642
Summit Materials
5.250%, 01/15/2029 (A)	1,704	1,499
Tacora Resources
8.250%, 05/15/2026 (A)	1,685	1,431
Taseko Mines
7.000%, 02/15/2026 (A)	1,659	1,319
Trident TPI Holdings
9.250%, 08/01/2024 (A)	2,428	2,228
TriMas
4.125%, 04/15/2029 (A)	294	248
Trinseo Materials Operating
5.375%, 09/01/2025 (A)	460	373
5.125%, 04/01/2029 (A)	156	92
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	200	176
5.500%, 08/15/2026 (A)	599	536
Tronox
4.625%, 03/15/2029 (A)	2,578	1,908
United States Steel
6.875%, 03/01/2029	293	266
Valvoline
3.625%, 06/15/2031 (A)	1,409	1,038
Venator Finance Sarl
9.500%, 07/01/2025 (A)	250	239
5.750%, 07/15/2025 (A)	4,328	2,921
WR Grace Holdings
5.625%, 08/15/2029 (A)	103	77
4.875%, 06/15/2027 (A)	300	258
		94,136
Real Estate — 2.1%
American Tower
3.700%, 10/15/2049	150	103
3.100%, 06/15/2050	565	352
2.950%, 01/15/2051	1,230	738
2.100%, 06/15/2030	1,378	1,056
Brookfield Property REIT
5.750%, 05/15/2026 (A)	239	216

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Crown Castle
3.250%, 01/15/2051	$225	$142
2.900%, 04/01/2041	1,310	851
Cushman & Wakefield US Borrower
6.750%, 05/15/2028 (A)	405	376
Diversified Healthcare Trust
9.750%, 06/15/2025	406	367
4.375%, 03/01/2031	1,230	796
Howard Hughes
5.375%, 08/01/2028 (A)	1,071	889
Iron Mountain
5.250%, 03/15/2028 (A)	756	663
5.250%, 07/15/2030 (A)	865	716
5.000%, 07/15/2028 (A)	255	219
4.875%, 09/15/2029 (A)	1,136	933
4.500%, 02/15/2031 (A)	268	207
Outfront Media Capital
4.250%, 01/15/2029 (A)	2,735	2,148
Prologis
3.000%, 04/15/2050	475	317
2.125%, 10/15/2050	920	515
Realogy Group
5.250%, 04/15/2030 (A)	367	249
RHP Hotel Properties
4.750%, 10/15/2027	798	694
4.500%, 02/15/2029 (A)	269	223
SBA Communications
3.125%, 02/01/2029	1,320	1,062
Service Properties Trust
5.500%, 12/15/2027	460	374
4.950%, 02/15/2027	2,260	1,677
4.500%, 06/15/2023	547	534
4.375%, 02/15/2030	3,820	2,506
3.950%, 01/15/2028	1,416	962
Uniti Group
6.000%, 01/15/2030 (A)	1,383	879
VICI Properties
5.750%, 02/01/2027 (A)	204	192
5.625%, 05/01/2024 (A)	185	182
4.625%, 06/15/2025 (A)	261	246
4.625%, 12/01/2029 (A)	598	519
4.500%, 09/01/2026 (A)	125	114
4.500%, 01/15/2028 (A)	95	84
4.250%, 12/01/2026 (A)	429	387
4.125%, 08/15/2030 (A)	2,956	2,469
3.875%, 02/15/2029 (A)	227	191
3.750%, 02/15/2027 (A)	2,040	1,787
		26,935
Utilities — 1.5%
Calpine
5.000%, 02/01/2031 (A)	175	139

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.625%, 02/01/2029 (A)	$225	$183
Clearway Energy Operating
3.750%, 02/15/2031 (A)	2,394	1,902
Duke Energy Carolinas
6.050%, 04/15/2038	418	431
Florida Power & Light
2.450%, 02/03/2032	845	686
NRG Energy
6.625%, 01/15/2027	54	53
5.750%, 01/15/2028	155	143
5.250%, 06/15/2029 (A)	335	293
3.875%, 02/15/2032 (A)	1,011	789
3.625%, 02/15/2031 (A)	3,164	2,468
3.375%, 02/15/2029 (A)	145	117
PacifiCorp
5.750%, 04/01/2037	418	397
Pattern Energy Operations
4.500%, 08/15/2028 (A)	1,659	1,438
PG&E
5.250%, 07/01/2030	1,974	1,681
5.000%, 07/01/2028	284	244
Pike
5.500%, 09/01/2028 (A)	2,292	1,857
Solaris Midstream Holdings
7.625%, 04/01/2026 (A)	980	941
Vistra
7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.740%(A)(F)(G)	1,050	917
Vistra Operations
5.625%, 02/15/2027 (A)	702	657
5.000%, 07/31/2027 (A)	1,826	1,649
4.375%, 05/01/2029 (A)	961	799
4.300%, 07/15/2029 (A)	942	803
		18,587
Total Corporate Obligations
(Cost $1,170,742) ($ Thousands)		974,829

ASSET-BACKED SECURITIES — 9.2%
Other Asset-Backed Securities — 9.2%
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9(H)
3.368%, ICE LIBOR USD 1 Month + 0.550%, 03/15/2019 (A)(B)(D)(F)	587	19
Ares XXXIV CLO, Ser 2020-2A, Cl FR
11.340%, ICE LIBOR USD 3 Month + 8.600%, 04/17/2033 (A)(B)(F)	1,446	1,012

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
B&M CLO, Ser 2014-1A, Cl E
8.490%, ICE LIBOR USD 3 Month + 5.750%, 04/16/2026 (A)(B)(F)	$465	$28
Battalion CLO VII, Ser 2014-7A, Cl SUB
0.000%, 07/17/2028 (A)(B)(C)(F)	4,490	123
Battalion CLO VIII, Ser 2015-8A, Cl SUB
0.000%, 07/18/2030 (A)(B)(C)(F)	3,390	1,492
Battalion CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/25/2035 (A)(B)(C)(F)	4,450	3,627
Battalion CLO XI, Ser 2017-11A, Cl SUB
0.000%, 04/24/2034 (A)(B)(C)(F)	5,857	3,690
Battalion CLO XII, Ser 2018-12A, Cl SUB
0.000%, 05/17/2031 (A)(B)(C)(F)	4,663	2,401
Battalion CLO XIV, Ser 2019-14A
0.000%, 04/20/2032 (B)(C)	3,427	2,622
Battalion CLO XVI, Ser 2019-16A, Cl SUB
0.000%, 12/19/2032 (A)(B)(C)(F)	2,128	1,383
Battalion CLO XX, Ser 2021-20A
0.000%, 07/15/2034 (B)(C)	4,839	3,847
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 07/20/2029 (A)(B)(C)(F)	2,531	354
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(B)(I)	7	2,729
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(B)(I)	2,293	975
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(B)(I)	6,387	–
Benefit Street Partners CLO V-B
0.000%, 04/20/2031 (B)(C)	10,259	3,570
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
0.000%, 10/18/2029 (A)(B)(C)(F)	7,502	2,720
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
0.000%, 07/18/2027 (B)(C)(F)	6,715	24
Benefit Street Partners CLO VIII
0.000%, 01/20/2028 (A)(B)(C)	6,720	2,621
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
0.000%, 04/20/2034 (A)(B)(C)(F)	7,631	3,739
Benefit Street Partners CLO XIV, Ser 2018-14A, Cl SUB
0.000%, 04/20/2031 (A)(B)(C)(F)	3,809	2,000
Benefit Street Partners CLO XVIII, Ser 2019-18A, Cl SUB
0.000%, 10/15/2034 (A)(B)(C)(F)	3,486	2,330
Benefit Street Partners CLO XX, Ser 2020-20A, Cl SUB
0.000%, 07/15/2034 (A)(B)(C)(F)	2,261	1,802
Benefit Street Partners CLO XXIII, Ser 2021-23A
0.000%, 04/25/2034 (B)(C)	5,130	3,529

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Blue Ridge CLO II, Ser 2014-2A, Cl E
6.041%, ICE LIBOR USD 3 Month + 5.800%, 07/18/2026 (A)(B)(F)	$2,571	$–
Cathedral Lake CLO III, Ser 2015-3A, Cl SUB
0.000%, 01/15/2026 (A)(B)(C)(F)	2,725	872
Cathedral Lake V, Ser 2018-5A, Cl SUB
0.000%, 10/21/2030 (A)(B)(C)(F)	3,139	973
First Eagle Clarendon Fund CLO, Ser 2015-1A, Cl E
8.833%, ICE LIBOR USD 3 Month + 6.050%, 01/25/2027 (A)(B)(F)	1,946	1,887
Great Lakes CLO, Ser 2015-1A, Cl ER
10.100%, ICE LIBOR USD 3 Month + 7.360%, 01/16/2030 (A)(B)(F)	3,253	2,659
Great Lakes CLO, Ser 2015-1A, Cl FR
12.740%, ICE LIBOR USD 3 Month + 10.000%, 01/16/2030 (A)(B)(F)	1,198	908
Great Lakes CLO, Ser 2015-1A, Cl SUB
0.000%, 01/16/2030 (A)(B)(C)(F)	4,519	2,007
Great Lakes CLO, Ser 2017-1A, Cl ER
10.012%, ICE LIBOR USD 3 Month + 7.500%, 10/15/2029 (A)(B)(F)	3,321	2,757
Ivy Hill Middle Market Credit Fund VII, Ser 2013-7A, Cl SUB
0.000%, 10/20/2029 (A)(B)(C)(F)	2,484	1,242
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
0.000%, 07/20/2029 (A)(B)(C)(F)	651	497
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
9.810%, ICE LIBOR USD 3 Month + 7.070%, 04/18/2030 (A)(B)(F)	1,559	1,263
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
0.000%, 04/18/2030 (A)(B)(C)(F)	1,169	766
LCM CLO, Ser 31A
0.000%, 01/20/2032 (B)(C)	1,115	769
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
0.000%, 01/25/2030 (A)(B)(C)(F)	3,797	1,823
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
8.633%, ICE LIBOR USD 3 Month + 5.850%, 01/25/2030 (A)(B)(F)	2,499	1,999
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
0.000%, 10/17/2027 (A)(B)(C)(F)	3,640	1,347
Neuberger Berman Loan Advisers CLO XLI, Ser 2021-41
0.000%, 04/15/2034 (B)(C)	1,924	1,313
Neuberger Berman Loan Advisers CLO XXXIX, Ser 2020-39
0.000%, 01/20/2032 (B)(C)	3,294	2,090

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Neuberger Berman Loan Advisers CLO XXXVIII
0.000%, 10/20/2032 (B)(C)	$3,438	$2,313
Neuberger Berman Loan Advisers CLO, Ser 2020-36A, Cl INC
0.000%, 04/20/2033 (A)(B)(C)(F)	1,095	717
Neuberger Berman Loan Advisers CLO, Ser 2020-36A, Cl SPIN
0.114%, 04/20/2033 (A)(B)(F)	14	9
NewStar Exeter Fund CLO, Ser 2015-1A, Cl E
9.910%, ICE LIBOR USD 3 Month + 7.200%, 01/20/2027 (A)(B)(F)	2,269	2,269
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
0.000%, 04/20/2030 (A)(B)(C)(F)	7,983	3,217
OCP CLO, Ser 2017-14A, Cl SUB
0.000%, 11/20/2030 (A)(B)(C)(F)	1,655	712
OCP CLO, Ser 2020-19A, Cl SUB
0.000%, 10/20/2034 (A)(B)(C)(F)	1,224	1,077
OCP CLO, Ser 2021-21A
0.000%, 07/20/2034 (B)(C)	4,413	3,353
Shackleton CLO, Ser 2014-6RA
0.000%, 07/17/2028 (B)(C)	6,388	192
Shackleton CLO, Ser 2019-14A, Cl SUB
0.000%, 07/20/2034 (A)(B)(C)(F)	1,999	1,239
TCP Whitney CLO, Ser 2017-1I, Cl SUB
0.000%, 08/20/2029 (B)(C)(F)	9,085	5,953
TCW CLO, Ser 2017-1A, Cl SUB
0.000%, 10/29/2034 (A)(B)(C)(F)	4,194	2,474
TCW CLO, Ser 2018-1A, Cl SUB
0.000%, 04/25/2031 (A)(B)(C)(F)	2,978	1,706
TCW CLO, Ser 2019-2A, Cl SUB
0.000%, 10/20/2032 (A)(B)(C)(F)	3,528	2,152
TCW CLO, Ser 2020-1
0.000%, 04/20/2028 (B)(C)	5,352	3,051
Venture CLO, Ser 2018-35A, Cl SUB
0.000%, 10/22/2031 (A)(B)(C)(F)	11,892	4,281
Venture XXV CLO, Ser 2016-25A, Cl SUB
0.000%, 04/20/2029 (A)(B)(C)(F)	2,030	548
Venture XXVI CLO, Ser 2017-26A, Cl SUB
0.000%, 01/20/2029 (A)(B)(C)(F)	1,609	354
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
0.000%, 07/20/2030 (A)(B)(C)(F)	3,228	1,162
Voya CLO, Ser 2020-2
0.000%, 07/19/2034 (B)(C)	4,915	4,140
Wind River CLO, Ser 2021-3
0.000%, 07/20/2033 (B)(C)	6,577	4,637
Total Asset-Backed Securities
(Cost $73,013) ($ Thousands)		117,365

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS — 9.1%
1236904 B.C. Ltd, Initial Term Loan, 1st Lien
8.615%, LIBOR + 5.500%, 03/04/2027 (F)	$175	$168
19th Holdings Golf LLC, Initial Term Loan, 1st Lien
5.696%, CME Term SOFR + 3.000%, 02/07/2029 (B)(F)	1,071	990
AAdvantage Loyality IP Ltd (American Airlines), Initial Term Loan, 1st Lien
7.460%, LIBOR + 4.750%, 04/20/2028 (F)	3,529	3,412
ACProducts Holdings, Initial Term Loan, 1st Lien
7.127%, LIBOR + 4.250%, 05/17/2028 (F)	331	243
Adient U.S. LLC, Term B-1 Loan, 1st Lien
6.365%, LIBOR + 3.500%, 04/10/2028 (F)	279	263
Alchemy US Holdco 1 LLC, Initial Term Loan, 1st Lien
8.615%, LIBOR + 5.500%, 10/10/2025 (F)	984	931
Alvogen Pharma US, January 2020 Loan, 1st Lien
7.500%, LIBOR + 5.250%, 12/31/2023 (F)	1,801	1,561
AP Core Holdings II LLC, Term B1 Loan, 1st Lien
8.615%, LIBOR + 5.500%, 09/01/2027 (F)	307	284
AP Core Holdings II LLC, Term B2 Loan, 1st Lien
8.615%, LIBOR + 5.500%, 09/01/2027 (F)	1,098	1,014
Applied Systems, Term Loan B, 1st Lien
6.674%, LIBOR + 3.000%, 09/19/2024 (F)(J)	2,549	2,482
Arctic Canadian Diamond Company Ltd., Term Loan, 2nd Lien
7.500%, 12/31/2027 (B)	1,199	1,193
Blackhawk Network Cov-Lite, Term Loan, 2nd Lien
8.313%, 06/15/2026	1,412	1,324
Boardriders, Closing Date Tranche A Loan, 1st Lien
12.367%, LIBOR + 6.500%, 10/23/2023 (B)(E)(F)	392	385
Boardriders, Closing Date Tranche B-2 Loan, 1st Lien
12.367%, LIBOR + 6.500%, 04/23/2024 (E)(F)	1,633	1,470

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Bright Bidco, Term Loan B, 1st Lien
6.514%, LIBOR + 3.500%, 06/30/2024 (F)(J)	$793	$266
BWay Holding, Initial Term Loan, 1st Lien
5.814%, LIBOR + 3.250%, 04/03/2024 (F)	1,786	1,660
Byju's Cov-Lite, Term Loan, 1st Lien
8.980%, LIBOR + 6.000%, 11/24/2026 (F)(J)	2,919	2,078
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
5.865%, LIBOR + 2.750%, 12/23/2024 (F)	1,563	1,524
Carestream Take Back, 1st Lien
10.634%, CME Term SOFR + 7.500%, 09/30/2027 (B)(F)	1,312	1,312
Cenveo, 1st Lien
9.907%, 12/31/2024 (B)	568	568
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
7.750%, ICE LIBOR USD 1 Month + 2.500%, 03/01/2024 (F)	2,450	2,440
Claire's Stores, Initial Term Loan, 1st Lien
9.615%, LIBOR + 6.500%, 12/18/2026 (F)	1,110	1,051
ClubCorp Holdings, Term B Loan, 1st Lien
6.424%, LIBOR + 2.750%, 09/18/2024 (F)(J)	2,490	2,283
ConvergeOne Holdings, Initial Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 01/04/2026 (F)(J)	2,377	1,689
Delivery Hero, 1st Lien
8.493%, CME Term SOFR + 5.750%, 08/12/2027 (F)(J)	1,082	1,024
Delta Topco, Initial Term Loan, 2nd Lien
9.336%, LIBOR + 7.250%, 12/01/2028 (F)	908	794
DexKo Global, Term B Loan, 1st Lien
7.424%, LIBOR + 3.750%, 10/04/2028 (F)	343	314
DirecTV Financing LLC, Closing Date Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 08/02/2027 (F)	1,205	1,120
DMT Solutions Global, Initial Term Loan
11.237%, LIBOR + 7.500%, 07/02/2024 (B)(F)	585	553
11.065%, LIBOR + 7.500%, 07/02/2024 (B)(F)	542	512

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
East Valley Tourist Development Authority, Term Loan, 1st Lien
11.481%, LIBOR + 8.000%, 11/23/2026 (B)(F)	$2,770	$2,687
Envision Healthcare Corporation, 1st Lien
10.531%, CME Term SOFR + 7.875%, 03/31/2027 (F)	584	559
6.825%, CME Term SOFR + 4.250%, 03/31/2027 (F)	4,421	1,923
Envision Healthcare, Subsequent Consenting Term Loan, 1st Lien
6.280%, CME Term SOFR + 3.750%, 03/31/2027 (F)	814	209
Epic Crude Services, LP, Term Loan, 1st Lien
7.080%, LIBOR + 5.000%, 03/02/2026 (F)	916	753
Epic Y-Grade Services, LP, Term Loan, 1st Lien
8.080%, LIBOR + 6.000%, 06/30/2027 (F)(J)	6,296	5,278
First Student Bidco, 1st Lien
7.653%, CME Term SOFR + 4.000%, 07/21/2028 (F)	18	17
First Student Bidco, 2022 Incremental Term B Loan
7.653%, CME Term SOFR + 4.000%, 07/21/2028 (F)	254	240
First Student Bidco, Initial Term B Loan, 1st Lien
6.642%, LIBOR + 3.000%, 07/21/2028 (F)	243	225
First Student Bidco, Initial Term C Loan, 1st Lien
6.642%, LIBOR + 3.000%, 07/21/2028 (F)	90	84
Focus Financial Partnersm LLC, Tranche B-3, Term Loan, 1st Lien
5.115%, LIBOR + 2.000%, 07/03/2024 (F)(J)	281	273
Foresight Energy Operating, LLC, Tranche A Term Loan, 1st Lien
11.674%, LIBOR + 8.000%, 06/30/2027 (F)	223	218
GatesAir, Term Loan
12.190%, 08/01/2027 (B)(E)	1,144	1,144
Geon Performance Solutions LLC, Initial Term Loan, 1st Lien
8.174%, LIBOR + 4.500%, 08/18/2028 (F)(J)	1,283	1,235
Global Medical Response, 2018 New Term Loan, 1st Lien
7.365%, LIBOR + 4.250%, 03/14/2025 (F)	441	381

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Grab Holdings, Initial Term Loan, 1st Lien
7.620%, LIBOR + 4.500%, 01/29/2026 (F)	$3,274	$3,059
Graham Packaging, Initial Term Loan (2021), 1st Lien
6.115%, LIBOR + 3.000%, 08/04/2027 (F)	344	326
Greeneden U.S. Holdings I, LLC, Initial Dollar Term Loan (2020), 1st Lien
7.115%, LIBOR + 4.000%, 12/01/2027 (F)	281	267
Gulf Finance, LLC, Term Loan, 1st Lien
9.390%, LIBOR + 6.750%, 08/25/2026 (F)	2,430	1,908
Hercules Achievement (Varsity Brands Holding Co.), Initial Term Loan, 1st Lien
6.615%, LIBOR + 3.500%, 12/16/2024 (F)	302	281
Hudson River Trading, Term Loan, 1st Lien
6.164%, LIBOR + 3.000%, 03/20/2028 (F)	1,913	1,725
Hyland Software, Term Loan 3, 1st Lien
6.615%, LIBOR + 3.500%, 07/01/2024 (F)	1,987	1,920
iHeartCommunications (fka Clear Channel Communications), New Term Loan, 1st Lien
6.115%, LIBOR + 3.000%, 05/01/2026 (F)	426	399
IRB Holding, 2020 Replacement Term B Loan, 1st Lien
5.865%, LIBOR + 2.750%, 02/05/2025 (F)(J)	1,461	1,410
J.C. Penney, Term Loan, 1st Lien
5.250%, LIBOR + 4.250%, 06/23/2023 (B)(D)(F)	2,253	—
Journey Personal Care, Initial Term Loan, 1st Lien
7.924%, LIBOR + 4.250%, 03/01/2028 (F)	2,005	1,260
Jump Financial, Term Loan, 1st Lien
8.315%, CME Term SOFR + 4.500%, 08/07/2028 (F)	2,229	2,067
KNS Acquisition, Initial Term Loan, 1st Lien
10.420%, LIBOR + 6.250%, 04/21/2027 (F)	1,884	1,757
LABL, Initial Dollar Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 10/29/2028 (F)	285	256
Lifescan Global Corporation, Initial Term Loan, 1st Lien
8.285%, LIBOR + 6.000%, 10/01/2024 (F)	5,496	4,408

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Lightstone Holdco, LLC, Extended Term B Loan
8.051%, SOFR 3 Month + 5.750%, 02/01/2027 (F)	$1,151	$1,048
Lightstone Holdco, LLC, Extended Term C Loan
8.051%, SOFR 3 Month + 5.750%, 02/01/2027 (F)	65	60
Lumileds, 1st Lien
10.903%, 02/28/2023 (B)(J)	93	92
Madison IAQ, Initial Term Loan, 1st Lien
6.815%, LIBOR + 3.250%, 06/21/2028 (F)	248	229
Magnite, Initial Term Loan, 1st Lien
8.070%, LIBOR + 5.000%, 04/28/2028 (F)	475	451
Magnite, Initial Term Loan, Initial Term Loan
8.070%, LIBOR + 5.000%, 04/28/2028 (F)	156	148
Mashantucket (Western) Pequot Tribe, Term Loan B, 1st Lien
10.240%, LIBOR + 8.125%, 02/16/2025 (F)	3,579	3,535
Mavenir Systems Inc., 1st Lien
8.487%, CME Term SOFR + 5.750%, 08/18/2028 (B)(F)	532	459
Mavenir Systems, Initial Term Loan, 1st Lien
7.711%, LIBOR + 4.750%, 08/18/2028 (B)(F)	1,090	932
Mitnick Corporate Purchaser, Initial Term Loan
7.393%, CME Term SOFR + 4.750%, 05/02/2029 (F)(J)	820	773
MLN US HoldCo, Term B Loan, 1st Lien
8.252%, LIBOR + 4.500%, 11/30/2025 (F)	647	395
Monitronics International, Term Loan, 1st Lien
10.306%, LIBOR + 6.500%, 03/29/2024 (F)	215	142
Mountaineer Merger, Initial Term Loan, 1st Lien
9.788%, LIBOR + 7.000%, 10/26/2028 (F)(J)	1,466	1,195
Mozart Debt Merger, Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 10/23/2028 (F)(J)	167	153
MPH Acquisition Holdings, Initial Term Loan, 1st Lien
7.320%, LIBOR + 4.250%, 09/01/2028 (F)	793	731

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Naked Juice LLC, Initial Loan, 2nd Lien
9.653%, CME Term SOFR + 6.000%, 01/24/2030 (F)	$1,145	$1,036
Nexus Buyer LLC, Initial Term Loan, 2nd Lien
9.365%, LIBOR + 6.250%, 11/05/2029 (F)	667	628
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
5.865%, LIBOR + 2.750%, 10/01/2025 (F)	418	391
OLA Netherlands BV, Initial Term Loan
9.195%, LIBOR + 6.250%, 12/15/2026 (F)	2,263	2,148
Pactiv Evergreen, Tranche B-3 U.S. Term Loan, 1st Lien
6.615%, LIBOR + 3.500%, 09/24/2028 (F)	101	97
Parexel International, Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 11/15/2028 (F)	255	243
Park River Holdings, Initial Term Loan, 1st Lien
5.527%, LIBOR + 3.250%, 12/28/2027 (F)	126	106
Petco Health and Wellness, Initial Term Loan, 1st Lien
6.924%, LIBOR + 3.250%, 03/03/2028 (F)	345	325
Premier Brands Group Holdings, LLC, Term Loan, 1st Lien
11.115%, LIBOR + 8.000%, 03/20/2024 (E)(F)	535	436
11.052%, LIBOR + 8.000%, 03/20/2024 (E)(F)	574	467
Quest Software U.S. Holdings, Initial Loan, 2nd Lien
10.227%, CME Term SOFR + 7.500%, 02/01/2030 (F)	527	302
Revlon Consumer Products, 2016 Term Loan, 1st Lien
5.576%, LIBOR + 3.500%, 09/07/2023 (D)(F)	4,939	1,926
S&S Holdings, LLC, Initial Term Loan, 1st Lien
7.783%, LIBOR + 5.000%, 03/11/2028 (F)(J)	892	858
Serta Simmons Bedding, LLC, Initial Exchange Term Loan, 1st Lien
10.793%, LIBOR + 7.500%, 08/10/2023 (F)	378	197

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Shutterfly, Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 09/25/2026 (F)(J)	$188	$117
Smyrna Ready Mix, Term Loan, 1st Lien
7.384%, CME Term SOFR + 4.250%, 04/02/2029 (F)(J)	1,053	1,003
Solenis Holdings LLC, Term B Loan, 1st Lien
7.438%, LIBOR + 3.750%, 11/09/2028 (F)	86	78
SP PF Buyer, LLC, Closing Date Term Loan, 1st Lien
7.615%, LIBOR + 4.500%, 12/22/2025 (F)	1,486	1,217
Springs Window Fashions LLC, Tranche B Term Loan, 1st Lien
7.602%, LIBOR + 4.000%, 10/06/2028 (F)(J)	1,282	997
SPX Flow, Term Loan, 1st Lien
7.634%, CME Term SOFR + 4.500%, 04/05/2029 (F)	203	187
Staples, 2019 Refinancing New Term B-1 Loan, 1st Lien
7.782%, LIBOR + 5.000%, 04/16/2026 (F)	4,035	3,529
Summer (BC) Bidco B LLC, Additional Facility Term B2 Loan, 1st Lien
8.174%, LIBOR + 4.500%, 12/04/2026 (F)	89	83
Sunshine Luxembourg VII S.a r.l., Facility B3, 1st Lien
7.424%, LIBOR + 3.750%, 10/01/2026 (F)(J)	776	720
Syniverse Holdings, Initial Term Loan, 1st Lien
10.553%, CME Term SOFR + 7.000%, 05/13/2027 (F)	1,665	1,424
Team Health Holdings, Extended Term Loan, 1st Lien
8.284%, CME Term SOFR + 5.250%, 03/02/2027 (F)	1,830	1,554
Team Health Holdings, Inc., Initial Term Loan, 1st Lien
5.865%, LIBOR + 2.750%, 02/06/2024 (F)	255	232
Tibco Software, 2nd Lien
10.653%, 09/20/2029 (B)	422	422
TK Elevator Midco GmbH, Facility Term B1 Loan, 1st Lien
6.871%, LIBOR + 3.500%, 07/30/2027 (F)	273	261
Tortoise Borrower, LLC, Initial Term Loan, 1st Lien
4.500%, 01/31/2025	1,013	621

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Travelport Finance (Luxembourg) S.a.r.l., 2021 Consented Term Loan, 1st Lien
8.674%, LIBOR + 5.000%, 05/29/2026 (F)(J)	$1,053	$733
Travelport Finance (Luxembourg) Sarl, Initial Term Loan (Priority), 1st Lien
5.174%, LIBOR + 1.500%, 02/28/2025 (F)(J)	827	817
Traverse Midstream Partners, LLC, Advance, 1st Lien
5.950%, LIBOR + 4.250%, 09/27/2024 (F)	2,424	2,364
Triton Water Holdings, Initial Term Loan, 1st Lien
7.174%, LIBOR + 3.500%, 03/31/2028 (F)	205	183
Tutor Perini Corporation, Term Loan, 1st Lien
7.865%, LIBOR + 4.750%, 08/18/2027 (B)(F)	2,031	1,889
U.S. Renal Care, Initial Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 06/26/2026 (F)	477	341
USI, 2019 New Term Loan, 1st Lien
6.424%, LIBOR + 3.000%, 05/16/2024 (F)	2,494	2,423
Valeant, Term Loan B, 1st Lien
8.098%, CME Term SOFR + 5.250%, 02/01/2027 (F)	2,084	1,595
Venator Finance S.a.r.l., Initial Term Loan
6.115%, LIBOR + 3.000%, 08/08/2024 (F)	458	397
VeriFone Systems, Initial Term Loan, 1st Lien
6.997%, LIBOR + 4.000%, 08/20/2025 (F)	1,508	1,343
White Cap Buyer, LLC, Initial Closing Date Term Loan, 1st Lien
6.784%, LIBOR + 4.000%, 10/19/2027 (F)	436	407
Wilsonart, LLC, Tranche E Term Loan, 1st Lien
6.930%, LIBOR + 3.500%, 12/31/2026 (F)(J)	1,020	929
Total Loan Participations
(Cost $130,347) ($ Thousands)		116,546

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 1.3%
21st Century Oncology Private Company *(B)	15,311	$155
Aquity Holdings *(B)	85,745	964
Arctic Canadian Diamond Company Ltd *(B)	1,054	—
Berry	34,886	262
Carestream Health Holdings Inc *(B)	69,956	1,343
CHC Group LLC *	399	—
Chord Energy	7,342	1,004
Clear Channel Outdoor Holdings, Cl A *	202,317	277
Copper Property Pass-Through Certificates *(B)	118,100	1,577
EP Energy Corp *	15,235	122
Frontier Communications Parent Inc *	14,785	346
Guitar Center *(B)(E)	13,905	2,662
Gulfport Energy *	7,278	642
Gymboree Holding *(B)(E)	40,312	—
iHeartMedia *	37,193	273
Intelsat Emergence *(B)	39,805	1,115
Mallinckrodt PLC *	8,281	141
Medical Card Systems *(B)	284,758	170
Monitronics International *(B)	211,006	1,078
MYT Holding *(B)	274,755	217
Neiman Marcus Group *(B)	6,554	1,148
Nine West FKA Premier Brands *(B)(E)	92,548	71
Noble Corp PLC *	9,452	280
Parker Drilling Co *(B)(E)	79,089	514
Penney Borrower LLC *(B)	19,723	118
Quad/Graphics Inc *	54	—
Rue 21 *	1,835	41
SandRidge Energy Inc *	20	—
VICI Properties Inc ‡	39,310	1,173
Windstream Services *(B)	10,897	166
Total Common Stock
(Cost $17,389) ($ Thousands)		15,859

PREFERRED STOCK — 0.7%
Boardriders, Ser A, 0.000% *(B)(C)(E)(G)	215,931	250
Bowlero, 0.000% *(B)(C)(G)	1,110	1,110
Claire's Stores, 0.000% *(B)(C)(E)(G)	823	970
Crestwood Equity Partners, 9.250% (G)	113,214	1,016
FHLMC, 0.000% *(C)(F)(G)	16,903	65
FNMA, 0.000% *(C)(F)(G)	24,650	99
Foresight, 0.000% *(B)(C)(G)	32,601	391
Guitar Center, 0.000% *(B)(C)(E)(G)	365	33
Gulfport Energy, 0.000% *(B)(C)(G)	28	177
Ladenburg Thalmann Financial Services, 6.500%, 11/30/2027 *	65,290	898
MPLX, 8.462% *(B)(G)	23,039	833
MYT Holding, 10.000%, 06/07/2029	325,766	353

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Syniverse, 0.000% *(B)(C)(G)	2,682,813	$2,575
Total Preferred Stock
(Cost $8,772) ($ Thousands)		8,770
	Face Amount (Thousands)
CONVERTIBLE BONDS — 0.6%
Avaya
8.000% , 12/15/2027	1,995	1,282
Chesapeake Energy (Escrow Security)
5.500% , 12/31/2049	100	2
Coinbase Global
0.500% , 06/01/2026	947	621
DISH Network
3.375% , 08/15/2026	465	320
Liberty Interactive
4.000% , 11/15/2029	79	35
3.750% , 02/15/2030	2,634	1,238
Liberty Latin America
2.000% , 07/15/2024	1,145	1,001
North Sea Natural Resources
0.000%, (B)(C)(G)	570	570
Pebblebrook Hotel Trust
1.750% , 12/15/2026	715	610
Royal Caribbean Cruises
6.000% , 08/15/2025(A)	220	232
Silver Airways LLC
13.000% , 12/31/2027(B)	1,461	1,460
Total Convertible Bonds
(Cost $8,901) ($ Thousands)		7,371

	Number of Warrants
WARRANTS — 0.1%
Chesapeake Energy, Expires 02/12/2026
Strike Price $32.13 *	1,684	133
Chesapeake Energy, Expires 02/12/2026
Strike Price $27.63 *	1,516	121
Chesapeake Energy, Expires 02/12/2026
Strike Price $36.18 *	1,030	74
Guitar Center, Expires 12/22/2070
Strike Price $100.00 *(B)(E)	3,680	343
Guitar Center, Expires 12/22/2070
Strike Price $160.00 *(B)(E)	3,681	206
Intelsat Jackson Holdings
Strike Price *‡‡(B)	4	–
Neiman Marcus Group
Strike Price *‡‡(B)	3,938	174
Noble Corp, Expires 02/08/2028
Strike Price $19.27 *	11,330	147

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Continued)

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Noble Corp, Expires 02/08/2028
Strike Price $23.13 *	11,330	$139
SandRidge Energy Inc, Expires 10/07/2022
Strike Price $41.34 *	7,165	–
SandRidge Energy Inc, Expires 10/07/2022
Strike Price $42.03 *	3,017	–
Windstream
Strike Price $– *‡‡(B)	104	1
Windstream Services
Strike Price $– *‡‡(B)	12,184	186
Total Warrants
(Cost $578) ($ Thousands)		1,524

	Number of Rights
RIGHTS — 0.0%
Intelsat Jackson Holdings *‡‡(B)	8,336	–
Total Rights
(Cost $—) ($ Thousands)		–

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
2.930% **†(K)	1,143	$1
Total Affiliated Partnership
(Cost $1) ($ Thousands)		1

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	15,929,586	15,930
Total Cash Equivalent
(Cost $15,930) ($ Thousands)		15,930
Total Investments in Securities — 98.7%
(Cost $1,425,673) ($ Thousands)		$1,258,195

A list of the open OTC swap agreements held by the Fund at September 30, 2022, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
Barclays	IBOXX USD LIQUID HY INDEX	IBOXX USD LIQUID HY INDEX	3-MONTH USD LIBOR	Quarterly	12/20/2022	USD	3,160	$94	$—	$94
JPMorgan Chase	IBOXX USD LIQUID HY INDEX	IBOXX USD LIQUID HY INDEX	3-MONTH USD LIBOR	Quarterly	12/20/2022	USD	4,990	148	—	148
JPMorgan Chase	IBOXX USD LIQUID HY INDEX	IBOXX USD LIQUID HY INDEX	3-MONTH USD LIBOR	Quarterly	12/20/2022	USD	4,200	140	1	139
								$382	$1	$381

Percentages are based on Net Assets of $1,274,904 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $822,259 ($ Thousands), representing 64.5% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	No interest rate available.
(D)	Security is in default on interest payment.
(E)

Security considered restricted, excluding 144A. The total market value of such securities as of September 30, 2022 was $11,273 ($ Thousands) and represented 0.9% of the Net Assets of the Fund. See table below for acquisition dates and acquisition cost.

(F)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(G)	Perpetual security with no stated maturity date.
(H)	Security, or a portion thereof, is owned through a holding entity, 717 AEP Leasing, LLC.
(I)	Zero coupon security.
(J)	Unsettled bank loan. Interest rate may not be available.
(K)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2022 was $1 ($ Thousands).

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)		Total ($)
Corporate Obligations	–	974,291	538		974,829
Asset-Backed Securities	–	–	117,365		117,365
Loan Participations	–	103,408	13,138		116,546
Common Stock	4,520	41	11,298		15,859
Preferred Stock	1,115	1,316	6,339		8,770
Convertible Bonds	–	5,341	2,030		7,371
Warrants	328	286	910		1,524
Rights	–	–	–	^	–	^
Affiliated Partnership	–	1	–		1
Cash Equivalent	15,930	–	–		15,930
Total Investments in Securities	21,893	1,084,684	151,618		1,258,195

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	381	–	381
Total Other Financial Instruments	–	381	–	381

^	This category includes securities with a value of $0.

*	Swap contracts are valued at the unrealized appreciation on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Common Stock	Investments in Convertible Bonds	Investments in Preferred Stock	Investments in Warrants	Investments in Rights
Balance as of October 1, 2021	$3,147	$18,534	$163,469	$16,305	$–	$2,647	$548	$–
Accrued discounts/premiums	(59)	(29)	(269)	–	–	–	–	–
Realized gain/(loss)	(811)	(59)	6,680	5,444	–	61	–	–
Change in unrealized appreciation/(depreciation)	864	5	(8,158)	(3,391)	–	(77)	221	–
Purchases	–	3,743	229	1,344	613	1,116	–	–
Sales	(33)	(6,683)	(44,586)	(7,520)	–	(34)	(45)	–
Net transfer into Level 3	–	5,301	–	1,399	1,417	2,626	186	–
Net transfer out of Level 3	(2,570)	(7,674)	–	(2,283)	–	–	–	–
Ending Balance as of September 30, 2022(1)	$538	$13,138	$117,365	$11,298	$2,030	$6,339	$910	$–	^
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$76	$(451)	$(4,964)	$(3,436)	$6	$(54)	$327	$–

(1)	Of the $151,618 ($ Thousands) in Level 3 securities as of September 30, 2022, $21,693 ($ Thousands) or 1.7% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

Category	Market Value at September 30, 2022 ($ Thousands)	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stock	$6,863	This is equity held at the parent level and is priced off of operating company public equity "MYTE" on a monthly basis	None	N/A
		Comparable multiple analysis using an average forward EBITDA multiple of publicly traded peers, discounted to account for smaller scale of operations ownership	None	N/A
		Priced at $0.01 based on the low probability of future payouts	None	N/A
		Priced at $0.01 based on the low probability of future payouts	None	N/A
		Priced based off of broker runs	None	N/A
		Weighted valuation techniques	Guideline transaction valuation	$1,154.2m - $1,298.5m
			Comparable company valuation	$1,082.1m - $1,226.4m
			Valuation case probability weighting	50%
		Discounted cash flow model	Equity Value	$158m - $276m
		Weighted valuation techniques	EBITDA	$216m - $267m
			EBITDA multiple	4.50x - 5.75x
			Weighted Average Cost of Capital	16.50%
			Valuation case probability weighting	0.5
		Estimated recovery Model	Estimated Excess RBC	$52.0m

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

High Yield Bond Fund (Concluded)

Category	Market Value at September 30, 2022 ($ Thousands)	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
			Estimated fees & expenses	$47.1m
			Discount Rate	50%
Convertible Bond	$ 1,973	Milestone Approach	Implied equity valuation per barrel	0.03
			Mean prospective barrels of oil	2,755 - 3,045
		Discounted cash flow model	Implied total yield	15.75% - 16.75%
Convertible Preferred	833	Broker Quotation	None	N/A

Corporate Bond	470	Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N/A
		Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N/A
		Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N/A
		Estimated recovery model	Estimated Total Claims Case	$430.0M
		Estimated recovery model	Estimated Debt Claims	$157.5M
Loans	5,662	Discounted cash flow model	Implied total yield	17.3% - 17.7%
		Estimated recovery model	Enterprise Value	$64.5M
		Discounted cash flow model	Implied total yield	9.56% - 10.56%
		Comparable debt model	Discount rate	0.0075
		Discounted cash flow model	Enterprise Value	$658m - $777m
		Broker Quotation	None	N/A
Preferred Stock	5,141

Priced base off conversion value to the common stock. Details: $1,000 par value per preferred share is convertible into GPOR common stock at $14.00 per share conversion price, therefore each preferred share is convertible into ~71.43 GPOR common shares. Valuation methodology is 1 GPOR preferred share equals 71.43 x GPOR common stock price.

			None	N/A
		Use an average bid-side pricing based off of broker runs on a monthly basis	None	N/A
		Use an average bid-side pricing based off of broker runs on a monthly basis	None	N/A
		Market Comparables Approach	EBITDA	$96m - $120m
			EBITDA multiple	7.00x - 9.50x
			Valuation case probability weighting	100%
		Weighted valuation techniques	EBITDA	$216m - $267m
			EBITDA multiple	4.50x - 5.75x
			Weighted Average Cost of Capital	16.50%
			Valuation case probability weighting	50%
		Comparable Yield approach	Implied total yield	5.00% - 6.00%
		Comparable Yield approach	Implied total yield	11.64% - 13.64%
Warrants	751	Use an average mid-pricing based off of available broker runs on a monthly basis	None	N/A
		Weighted valuation techniques	EBITDA	$216m - $267m
		Weighted valuation techniques	EBITDA multiple	4.50x - 5.75x
		Weighted valuation techniques	Weighted Average Cost of Capital	16.50%
			Valuation case probability weighting	0.5
		Discounted cash flow model	EBITDA	$92.4M
			EBITDA multiple	2.50x - 3.00x
			Valuation case probability weighting	0.5
		Average of mid-pricing based off of available broker runs	None	N/A
Total	$ 21,693

For the year ended September 30, 2022, transfers in and out of Level 3 were due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$1	$—	$—	$—	$—	$1	1,143	$—	$—
SEI Daily Income Trust, Government Fund, Cl F	72,412	569,656	(626,138)	—	—	15,930	15,929,586	242	1
Totals	$72,413	$569,656	$(626,138)	$—	$—	$15,931		$242	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

A list of the restricted securities, excluding 144a, held by the Fund at September 30, 2022, is as follows:

Description	Number of Shares/ Face Amount ($ Thousands)/ Number of Warrants	Acquisition Date	Cost ($ Thousands)	Market Value ($ Thousands)
Common Stock
Guitar Center	13,905	1/8/2021	$1,762	$2,662
Gymboree Holding	10,471	10/2/2017	131	–
Gymboree Holding	29,841	10/2/2017	541	–
Nine West FKA Premier Brands	92,548	5/20/2019	1,967	71
Parker Drilling Co	76,272	3/26/2019	962	496
Parker Drilling Co	2,817	3/26/2019	38	18
Corporate Obligation
Aventine (Escrow Security)	2,750,000	4/21/2010	–	–
Mountain Province Diamonds	2,470,000	12/6/2017	2,465	2,322
Northwest Acquisitions ULC	2,115,000	10/1/2019	1,493	–
Loan Participation
Boardriders, Closing Date Tranche A Loan, 1st Lien	392,409	9/4/2020	392	385
Boardriders, Closing Date Tranche B-2 Loan, 1st Lien	1,632,831	9/4/2020	1,294	1,470
GatesAir, Term Loan	1,144,000	8/9/2022	1,111	1,144
Premier Brands Group Holdings, LLC, Term Loan, 1st Lien	573,854	3/21/2019	513	467
Premier Brands Group Holdings, LLC, Term Loan, 1st Lien	535,014	3/21/2019	519	436
Preferred Stock
Boardriders	215,931	9/4/2020	–	250
Claire's Stores	351	10/22/2018	105	799
Claire's Stores	472	12/10/2018	871	171
Guitar Center	365	1/8/2021	34	33
Warrant
Guitar Center	3,382	1/8/2021	186	326
Guitar Center	3,681	1/8/2021	132	206
Guitar Center	298	1/8/2021	11	17
			$14,527	$11,273

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Conservative Income Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER — 46.1%
Banks — 1.7%
Barclays Bank UK
3.102%, 10/04/2022 (A)(B)	$6,000	$5,998
Communication Services — 0.8%
Verizon Communications
3.179%, 10/11/2022 (A)(B)	3,000	2,997
Consumer Discretionary — 0.8%
Hyundai Capital America
3.510%, 10/26/2022 (A)(B)	3,000	2,992
Consumer Staples — 1.7%
Clorox
3.264%, 10/05/2022 (A)(B)	3,000	2,998
Reckitt Benckiser Treasury Services
3.294%, 10/05/2022 (A)(B)	3,000	2,999
		5,997
Financials — 34.2%
Alinghi Funding
3.064%, 05/17/2023 (A)(B)	1,000	972
Amcor Flexibles North America
3.227%, 10/11/2022 (A)(B)	2,800	2,797
Antalis
4.424%, 03/16/2023 (A)(B)	1,500	1,471
3.122%, 10/03/2022 (A)(B)	4,000	3,999
Atlantic Asset Securitization
5.845%, 10/17/2022 (A)(B)	10,000	9,985
Australia & New Zealand Banking Group
0.000%, 04/26/2023 (A)(B)	2,500	2,500
Autobahn Funding
3.073%, 10/04/2022 (A)(B)	5,000	4,998
Barton Capital
2.825%, 10/07/2022 (A)(B)	3,000	2,998
Bayerische Landesbank
3.082%, 10/04/2022 (B)	10,000	9,997
Bedford Row Funding
3.082%, 10/05/2022 (A)(B)	8,000	7,997

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (continued)
Bennington Stark Capital
3.102%, 10/05/2022 (A)(B)	$3,000	$2,999
BNG Bank
2.916%, 10/31/2022 (A)(B)	5,000	4,987
BPCE
4.250%, 09/01/2023 (A)(B)	1,500	1,437
1.420%, 02/22/2023 (A)(B)	2,000	1,968
Brighthouse Financial Short Term Funding
3.139%, 10/31/2022 (A)(B)	4,000	3,989
Britannia Funding
3.123%, 10/03/2022 (A)(B)	3,000	2,999
Citigroup Global Markets
3.356%, 01/09/2023 (A)(B)	2,000	1,979
Columbia Funding
3.044%, 10/25/2022 (A)(B)	5,000	4,989
Crown Point Capital
0.320%, 10/07/2022 (A)(B)	1,000	1,000
0.300%, 10/04/2022 (A)(B)	2,500	2,499
Federation des Caisses Desjardins du Quebec
3.074%, 10/11/2022 (A)(B)	5,000	4,995
Great Bear Funding
3.082%, 10/03/2022 (A)(B)	3,000	2,999
Lime Funding
3.124%, 10/12/2022 (A)(B)	4,000	3,996
Mackinac Funding
3.138%, 10/14/2022 (A)(B)	2,000	1,998
Macquarie Bank
2.630%, 01/04/2023 (A)(B)	1,500	1,501
Manhattan Asset Funding
3.152%, 11/03/2022 (A)(B)	2,000	1,994
Mitsubishi HC Capital America
3.058%, 10/03/2022 (B)	2,800	2,799
Nordea Bank Abp
0.306%, 10/21/2022 (A)(B)	1,000	998
Prudential
3.032%, 10/03/2022 (A)(B)	6,000	5,999
PSP Capital
4.027%, 08/17/2023 (A)(B)	1,500	1,441
Ridgefield Funding
3.102%, 10/06/2022 (A)(B)	3,000	2,998
3.101%, 10/03/2022 (A)(B)	4,000	3,999
Starbird Funding
3.766%, 02/23/2023 (A)(B)	1,500	1,475
Toronto-Dominion Bank
1.348%, 02/17/2023 (A)(B)	2,000	1,970
Victory Receivables
3.105%, 10/18/2022 (A)(B)	3,000	2,995
VW Credit
3.393%, 10/04/2022 (A)(B)	3,321	3,320

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (continued)
Westpac Banking
0.271%, 10/14/2022 (A)(B)	$1,000	$999
		123,036
Government — 2.0%
NRW Bank
3.017%, 10/04/2022 (A)(B)	5,000	4,998
Province of British Columbia Canada
3.066%, 10/14/2022 (B)	2,000	1,998
		6,996
Information Technology — 2.4%
Amphenol
3.457%, 10/17/2022 (A)(B)	3,000	2,995
Fidelity National Information Services
3.506%, 10/07/2022 (A)(B)	3,000	2,998
Fiserv
3.255%, 10/03/2022 (A)(B)	2,800	2,800
		8,793
Materials — 0.6%
Avery Dennison
3.510%, 10/18/2022 (A)(B)	2,200	2,196

Utilities — 1.9%
Hydro-Quebec
3.132%, 11/04/2022 (A)(B)	4,000	3,988
3.131%, 11/03/2022 (A)(B)	3,000	2,991
		6,979
Total Commercial Paper
(Cost $166,070) ($ Thousands)		165,984

CORPORATE OBLIGATIONS — 5.5%
Consumer Discretionary — 1.2%
Jets Stadium Development
3.460%, 04/01/2047 (A)(C)	3,900	3,900
Toyota Motor Credit MTN
3.320%, U.S. SOFR + 0.280%, 12/14/2022 (C)	643	643
		4,543
Financials — 4.3%
Bank of Nova Scotia
3.540%, U.S. SOFR + 0.500%, 05/05/2023 (C)	4,000	4,002
Credit Suisse NY
2.942%, SOFRINDX + 0.280%, 02/10/2023 (C)	2,000	2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Lloyds Bank Corporate Markets NY
3.310%, U.S. SOFR + 0.270%, 01/24/2023 (C)	$700	$700
MUFG Bank NY
3.300%, U.S. SOFR + 0.300%, 03/10/2023 (C)	1,500	1,500
Natixis NY
3.320%, U.S. SOFR + 0.280%, 02/07/2023 (C)	2,000	2,000
Nordea Bank Abp NY
3.230%, U.S. SOFR + 0.190%, 10/27/2022 (C)	1,000	1,000
Protective Life Global Funding
3.598%, U.S. SOFR + 0.550%, 03/31/2023 (A)(C)	1,035	1,034
Standard Chartered Bank NY
3.340%, U.S. SOFR + 0.300%, 03/13/2023 (C)	1,000	1,000
Svenska Handelsbanken NY
3.230%, U.S. SOFR + 0.190%, 10/27/2022 (C)	2,000	2,000
		15,236
Total Corporate Obligations
(Cost $19,778) ($ Thousands)		19,779

MUNICIPAL BOND — 0.2%
California — 0.2%
Tender Option Bond Trust Receipts, Ser 2021-XMT0950, RB
3.270%, 11/01/2035 (A)(C)	750	750
Total Municipal Bond
(Cost $750) ($ Thousands)		750

CERTIFICATES OF DEPOSIT — 40.5%
Banco Santander NY
2.672%, 10/28/2022	2,000	2,001
2.580%, 10/07/2022	7,000	7,000
Bank of Montreal IL
2.830%, 06/06/2023	1,000	1,001
2.800%, 05/12/2023	1,000	1,000
2.790%, 05/05/2023	1,000	1,001
0.360%, 01/06/2023	2,000	2,001
Bank of Nova Scotia
2.940%, 08/18/2023 (A)	1,500	1,501
2.780%, 03/16/2023	2,000	2,001
Barclays Bank
2.900%, 04/05/2023	1,500	1,502

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CERTIFICATES OF DEPOSIT (continued)
BNP Paribas
2.680%, 11/04/2022	$2,000	$2,001
Canadian Imperial Bank of Commerce NY
3.020%, 07/21/2023	1,000	1,002
2.930%, 07/03/2023	2,000	2,003
2.780%, 03/15/2023	2,000	2,002
2.580%, 01/06/2023	1,000	1,000
Citibank
4.160%, 09/01/2023	1,250	1,250
3.610%, 09/21/2023	1,000	1,000
Commonwealth Bank of Australia
2.730%, 02/21/2023 (A)	2,000	2,002
2.610%, 10/12/2022 (A)	2,000	2,000
Crown Point Capital
2.820%, 12/06/2022 (A)	2,000	2,000
DNB Bank
2.770%, 05/26/2023 (A)	3,000	3,002
DZ Bank
3.060%, 10/04/2022	5,000	5,000
HSBC Bank
2.880%, 06/06/2023 (A)	2,000	2,000
Korea Development Bank NY
2.730%, 12/08/2022	2,000	2,001
Landesbank Baden-Wuerttemberg NY
3.060%, 10/04/2022	6,000	6,000
Macquarie Bank
3.390%, 10/06/2022 (A)	3,000	3,000
2.880%, 03/03/2023 (A)	2,000	2,002
2.880%, 06/22/2023 (A)	3,000	3,003
2.780%, 01/18/2023 (A)	4,000	4,003
Mizuho Bank
2.770%, 03/17/2023	2,000	2,001
MUFG Bank NY
2.840%, 06/20/2023	1,000	1,000
2.750%, 02/24/2023	2,000	2,001
0.330%, 11/01/2022	1,500	1,496
0.300%, 10/31/2022	1,000	998
National Australia Bank
2.770%, 03/14/2023 (A)	2,000	2,001
2.680%, 05/12/2023 (A)	1,500	1,500
2.660%, 11/04/2022 (A)	1,750	1,751
2.650%, 04/13/2023 (A)	2,000	2,000
2.640%, 11/14/2022 (A)	1,000	1,000
2.630%, 10/25/2022 (A)	2,000	2,000
National Bank of Canada
3.290%, 10/27/2022 (A)	6,000	6,000
2.680%, 11/10/2022 (A)	2,000	2,000
2.680%, 01/13/2023 (A)	2,000	2,001
Nordea Bank Abp NY
2.760%, 05/24/2023	1,500	1,500
2.700%, 12/01/2022	3,000	3,001
2.700%, 12/07/2022	2,000	2,001

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CERTIFICATES OF DEPOSIT (continued)
Old Line Funding
2.730%, 10/11/2022 (A)	$2,000	$2,000
Royal Bank of Canada
2.800%, 01/04/2023 (A)	1,000	1,001
Standard Chartered Bank NY
2.880%, 01/31/2023	1,000	1,001
2.830%, 05/04/2023	1,500	1,501
Sumitomo Mitsui Banking
2.880%, 05/03/2023	2,000	2,002
2.830%, 01/06/2023	2,500	2,502
2.780%, 12/23/2022	2,000	2,001
2.690%, 03/14/2023	3,000	3,000
2.640%, 10/19/2022	2,000	2,000
2.540%, 01/19/2023	1,500	1,500
Sumitomo Mitsui Trust Bank
2.740%, 02/22/2023	2,000	2,001
Svenska Handelsbanken NY
2.940%, 07/03/2023	2,000	2,003
Swedbank NY
2.760%, 12/15/2022	2,900	2,901
2.630%, 10/13/2022	2,000	2,000
Toronto-Dominion Bank
4.120%, 08/28/2023	1,000	994
2.800%, 05/08/2023	1,500	1,484
1.970%, 03/09/2023	2,000	2,001
0.800%, 03/31/2023 (A)	1,500	1,501
0.550%, 06/02/2023	2,000	2,001
0.300%, 10/25/2022	1,500	1,497
UBS
2.582%, 12/08/2022	1,500	1,500
United Overseas Bank
2.482%, 11/07/2022	2,000	2,000
Wells Fargo Bank
3.340%, 03/23/2023	4,000	4,000
Westpac Banking
2.760%, 03/24/2023 (A)	2,000	2,001
Total Certificates of Deposit
(Cost $145,902) ($ Thousands)		145,922

REPURCHASE AGREEMENTS — 7.5%
Bank of America Securities
3.050%, dated 9/30/2022, to be repurchased on 10/3/2022, repurchase price $7,001,779 (collateralized by GNMA obligation, par value $9,888,123, 5.000%, 10/20/2051; with total market value $7,140,000) (D)	7,000	7,000

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
REPURCHASE AGREEMENTS (continued)
Goldman Sachs & Co
3.040%, dated 9/30/2022, to be repurchased on 10/3/2022, repurchase price $2,000,507 (collateralized by GNMA obligations, ranging in par value $73,770 - $10,075,424, 2.740% - 5.500%, 6/20/2029 - 1/15/2060; with total market value $2,040,000) (D)	$2,000	$2,000
TD Securities
3.050%, dated 9/30/2022, to be repurchased on 10/3/2022, repurchase price $18,004,575 (collateralized by U.S. Treasury obligations, ranging in par value $7,393,500 - 11,290,700, 1.750% - 3.250%, 5/15/2023 - 6/30/2029; with total market value $18,360,091) (D)	18,000	18,000
Total Repurchase Agreements
(Cost $27,000) ($ Thousands)		27,000
Total Investments in Securities — 99.8%
(Cost $359,500) ($ Thousands)		$359,435

Percentages are based on Net Assets of $360,280 ($ Thousands).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $208,143 ($ Thousands), representing 57.8% of the Net Assets of the Fund.

(B)	Interest rate represents the security's effective yield at the time of purchase.
(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Tri-Party Repurchase Agreement.

As of September 30, 2022, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$87	$19,595	$(19,682)	$—	$—	$—	—	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Free Conservative Income Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS — 81.2%
Arizona — 0.8%
Yavapai County, Industrial Development Authority, Drake Cement Project, Ser A, RB
2.500%, 09/01/2035 (A)(B)	$1,500	$1,500

Colorado — 2.2%
Colorado Springs, Utilities System Revenue, Ser C-REMK, RB
2.550%, 11/01/2040 (A)	4,000	4,000

Connecticut — 1.6%
Connecticut State, Ser C, GO
2.590%, 05/15/2034 (A)	2,870	2,870

District of Columbia — 1.7%
RBC Municipal Products Trust, Ser 2018-G63, GO
2.490%, 12/01/2023 (A)(B)(C)	2,000	2,000
Tender Option Bond Trust Receipts, Ser 2019-XG0267, RB
2.510%, 10/01/2053 (A)(B)(C)	1,035	1,035
		3,035
Florida — 4.4%
Lucie County, Florida Power & Light Project, RB
2.420%, 09/01/2028 (A)	5,150	5,150
Miami-Dade County, Industrial Development Authority, Dave and Mary Alper Jewish Community Center Project, RB
2.550%, 04/01/2032 (A)(B)	2,895	2,895
		8,045
Georgia — 1.1%
Georgia State, Municipal Electric Authority, Project One, Sub-Ser B, RB
2.430%, 01/01/2048 (A)(B)	2,000	2,000

Illinois — 8.2%
Aurora, Fox Valley Counseling Center, RB
2.470%, 05/01/2028 (A)(B)	1,710	1,710
Illinois State, Development Finance Authority, Glenwood School For Boys, RB
2.540%, 02/01/2033 (A)(B)	2,000	2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Illinois State, Development Finance Authority, YMCA Metropolitan Chicago Project, RB
2.550%, 06/01/2029 (A)(B)	$3,500	$3,500
Illinois State, Finance Authority, Advocate Health Care Network, Sub-Ser C3A, RB
2.490%, 11/01/2038 (A)	2,400	2,400
Illinois State, Finance Authority, The Care Foundation, RB
2.460%, 08/15/2052 (A)(B)	4,400	4,400
University of Illinois, Hospital & Health Sciences System, Ser B, RB
2.550%, 10/01/2026 (A)(B)	1,100	1,100
		15,110
Indiana — 1.0%
Tender Option Bond Trust Receipts, Ser 2016-XL0019, RB
2.610%, 04/01/2030 (A)(C)	1,770	1,770

Iowa — 3.6%
Iowa State, Finance Authority, Disaster Area Economic Development, CJ Bio America Project, RB
2.630%, 12/01/2041 (A)(B)(C)	2,000	2,000
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, RB
2.480%, 09/01/2036 (A)	1,500	1,500
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, Ser B, RB
2.480%, 05/01/2023 (A)	3,000	3,000
		6,500
Louisiana — 2.0%
Louisiana State, Offshore Terminal Authority, RB
2.550%, 09/01/2033 (A)(B)	1,850	1,850
Saint James Parish, Nucor Steel Louisiana LLC Project, Ser 2010A-1, RB
2.800%, 11/01/2040 (A)	1,800	1,800
		3,650
Maryland — 0.6%
Maryland State, Community Development Administration, Department of Housing and Community Development, Crusader Arms Apartments Project, Ser D, RB
2.600%, 02/01/2041 (A)	1,070	1,070

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Michigan — 0.8%
Central Michigan University, Ser A, RB
2.500%, 10/01/2032 (A)(B)	$1,400	$1,400
Mississippi — 2.1%
Jackson County, Port Facility, Chevron USA Project, RB
2.500%, 06/01/2023 (A)	1,200	1,200
Mississippi State, Business Finance, Chevron USA Project, Ser F, RB
2.500%, 12/01/2030 (A)	2,500	2,500
		3,700
Missouri — 3.1%
Kansas City, Special Obligation, H Roe Bartle Project, Ser E, RB
2.490%, 04/15/2034 (A)(B)	2,100	2,100
RBC Municipal Products Trust, Ser C-16, RB
2.510%, 09/01/2039 (A)(B)(C)	3,500	3,500
		5,600
Nevada — 0.4%
Tender Option Bond Trust Receipts, Ser 2020-XF2858, RB
2.490%, 07/01/2050 (A)(C)	700	700
New Jersey — 11.5%
Berlin, GO
4.500%, 09/26/2023	4,600	4,626
Deptford, Ser A, GO
4.000%, 07/11/2023	3,000	3,005
Park Ridge, GO
4.500%, 04/28/2023	3,650	3,663
Plainsboro, GO
4.000%, 07/26/2023	3,000	3,000
River Vale, GO
4.000%, 07/14/2023	1,900	1,903
Voorhees, Ser A, GO
4.000%, 09/27/2023	4,572	4,582
		20,779
New York — 5.9%
Metropolitan Transportation Authority, Sub-Ser 2008A-2A, RB
2.330%, 11/01/2026 (A)(B)	200	200
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
2.330%, 11/01/2029 (A)	1,000	1,000
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser C-4, RB
2.350%, 11/01/2036 (A)	1,165	1,165

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York City, Water & Sewer System, RB
2.350%, 06/15/2050 (A)	$900	$900
New York State, Housing Finance Agency, Ser A, RB
2.450%, 11/01/2050 (A)(B)	2,500	2,500
Oneida County, Industrial Development Agency, Mohawk Valley Community College Dormitory Project, Ser A, RB
2.530%, 08/01/2036 (A)(B)	1,100	1,100
RBC Municipal Products Trust, Ser 2018-G5, GO
2.490%, 10/01/2025 (A)(B)(C)	1,900	1,900
Tender Option Bond Trust Receipts, Ser 2017-XF0550, RB
2.500%, 02/15/2042 (A)(C)	2,000	2,000
		10,765
North Carolina — 2.9%
Charlotte, Governmental Facilities Project, RB
2.450%, 06/01/2033 (A)	1,965	1,965
North Carolina State, Medical Care Commission, Moses Cone Health System, Ser A, RB
2.450%, 10/01/2035 (A)	3,275	3,275
		5,240
Ohio — 1.1%
Miami County, GO
3.250%, 07/27/2023	1,950	1,935
Pennsylvania — 2.7%
Butler County, Industrial Development Authority, Concordia Lutheran Ministries, Ser A-R, RB
2.500%, 05/01/2034 (A)(B)	1,340	1,340
Montgomery County, Industrial Development Authority, Acts Retirement Life Communities, RB, AGC
2.500%, 11/15/2029 (A)	175	175
Pennsylvania State, Economic Development Financing Authority, PPL Energy Supply Project, RB
3.420%, 12/01/2037 (A)(B)	3,000	3,000
Pennsylvania State, Turnpike Commission, Ser A, RB
2.540%, 12/01/2050 (A)(B)	300	300
		4,815
South Carolina — 3.1%
South Carolina State, Public Service Authority, Ser A, RB
2.520%, 01/01/2036 (A)(B)	5,000	5,000

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Tax-Free Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Tender Option Bond Trust Receipts, Ser 2022-XG0398, RB, BAM
2.580%, 12/01/2055 (A)(C)	$500	$500
		5,500
South Dakota — 1.6%
South Dakota State, Housing Development Authority, Ser A, RB
2.560%, 11/01/2062 (A)	2,940	2,940
Tennessee — 0.9%
Clarksville, Public Building Authority, Pooled Financing, RB
2.590%, 06/01/2029 (A)(B)	600	600
Johnson City, Health & Educational Facilities Board, Ser 2022B, RB
2.480%, 07/01/2045 (A)(B)	1,020	1,020
		1,620
Texas — 12.2%
Houston, Combined Utility System Revenue, RB
2.480%, 05/15/2034 (A)(B)	1,100	1,100
North Fort Bend, Water Authority, Ser 2019-XF0816, RB
2.560%, 06/15/2027 (A)(C)	1,150	1,150
Pasadena, Independent School District, Ser B, GO, AGM
2.550%, 02/01/2035 (A)	1,150	1,150
Port Arthur, Navigation District, Industrial Development, Petrochemicals USA Project, RB
2.520%, 03/01/2039 (A)	5,300	5,300
Port Arthur, Navigation District, Industrial Development, Petrochemicals USA Project, Ser A, RB
2.520%, 12/01/2040 (A)	2,200	2,200
Red River, Education Finance Corporation, Texas Christian University Project, RB
2.500%, 03/01/2030 (A)	3,400	3,400
Tarrant County, Cultural Education Facilities Finance, Christus Health, RB
2.550%, 07/01/2047 (A)(B)	1,525	1,525
Texas State, Veterans Bonds, GO
2.530%, 12/01/2047 (A)	2,020	2,020
Texas State, Veterans Bonds, Ser B, GO
2.500%, 12/01/2042 (A)	2,500	2,500
Texas State, Veterans Bonds, Ser B-REMK, GO
2.500%, 12/01/2043 (A)	2,000	2,000
		22,345

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Utah — 0.9%
Utah State, Water Finance Agency, Ser B-2-REMK, RB
2.500%, 10/01/2035 (A)	$1,705	$1,705
Virginia — 1.0%
Fairfax County, Industrial Development Authority, Inova Health System Project, RB
2.600%, 05/15/2042 (A)	1,835	1,835
West Virginia — 0.6%
West Virginia State, Hospital Finance Authority, West Virginia University, RB
2.500%, 06/01/2034 (A)(B)	1,165	1,165
Wisconsin — 3.2%
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
2.500%, 03/01/2041 (A)	1,845	1,845
Wisconsin State, Housing & Economic Development Authority, Ser C, RB
2.400%, 05/01/2046 (A)	2,000	2,000
Wisconsin State, Ser A, GO
2.630%, 05/01/2023 (A)	2,000	2,000
		5,845
Total Municipal Bonds
(Cost $147,595) ($ Thousands)		147,439

TAX-EXEMPT COMMERCIAL PAPER — 15.5%
District of Columbia
2.000%, 11/15/2022	2,000	1,998
King County
1.700%, 10/04/2022	6,500	6,500
Michigan State University
1.790%, 11/03/2022	5,500	5,497
Nashville & Davidson County
2.270%, 11/08/2022	3,500	3,498
New York & New Jersey, Port Authority
2.150%, 11/09/2022	2,700	2,699
University of Minnesota
1.980%, 10/19/2022	5,000	4,998

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
TAX-EXEMPT COMMERCIAL PAPER (continued)
University of Texas
2.100%, 01/05/2023	$3,000	$2,995
Total Tax-Exempt Commercial Paper
(Cost $28,200) ($ Thousands)		28,185
Total Investments in Securities — 96.7%
(Cost $175,795) ($ Thousands)		$175,624

Percentages are based on Net Assets of $181,700 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Securities are held in connection with a letter of credit issued by a major bank.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $16,555 ($ Thousands), representing 9.1% of the Net Assets of the Fund.

As of September 30, 2022, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Real Return Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 99.5%
U.S. Treasury Inflation Protected Securities
2.375%, 01/15/2025	$11,487	$11,530
2.375%, 01/15/2027	7,372	7,483
2.000%, 01/15/2026	7,367	7,343
0.625%, 01/15/2024	20,390	19,911
0.625%, 01/15/2026	15,596	14,887
0.500%, 04/15/2024	11,391	11,069
0.375%, 07/15/2025	18,550	17,727
0.375%, 01/15/2027	14,738	13,767
0.375%, 07/15/2027	16,235	15,147
0.250%, 01/15/2025	16,904	16,176
0.125%, 07/15/2024	18,499	17,866
0.125%, 10/15/2024	16,487	15,854
0.125%, 04/15/2025	13,480	12,786
0.125%, 10/15/2025	16,429	15,520
0.125%, 04/15/2026	12,661	11,824
0.125%, 07/15/2026	15,542	14,529
0.125%, 10/15/2026	17,568	16,365
0.125%, 04/15/2027	18,226	16,804

Total U.S. Treasury Obligations
(Cost $279,010) ($ Thousands)		256,588

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	1,251,410	$1,251
Total Cash Equivalent
(Cost $1,251) ($ Thousands)		1,251
Total Investments in Securities — 100.0%
(Cost $280,261) ($ Thousands)		$257,839

Percentages are based on Net Assets of $257,774 ($ Thousands).
**	The rate reported is the 7-day effective yield as of September 30, 2022.
†	Investment in Affiliated Security (see Note 6).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	256,588	–	256,588
Cash Equivalent	1,251	–	–	1,251
Total Investments in Securities	1,251	256,588	–	257,839

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$987	$65,652	$(65,388)	$—	$—	$1,251	1,251,410	$10	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Dynamic Asset Allocation Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 89.1%
Communication Services — 7.3%
Activision Blizzard Inc	13,366	$994
Alphabet Inc, Cl A *	112,762	10,786
Alphabet Inc, Cl C *	100,900	9,701
AT&T Inc	134,449	2,062
Charter Communications Inc, Cl A *	2,118	642
Comcast Corp, Cl A	84,028	2,465
DISH Network Corp, Cl A *	5,102	71
Electronic Arts Inc	5,235	606
Fox Corp, Cl A	6,071	186
Fox Corp, Cl B	2,766	79
Interpublic Group of Cos Inc/The	7,327	188
Live Nation Entertainment Inc *	2,607	198
Lumen Technologies Inc	16,783	122
Match Group Inc *	5,506	263
Meta Platforms Inc, Cl A *	43,002	5,834
Netflix Inc *	8,329	1,961
News Corp, Cl A	7,362	111
News Corp, Cl B	2,517	39
Omnicom Group Inc	3,926	248
Paramount Global, Cl B	11,171	213
Take-Two Interactive Software Inc, Cl A *	3,021	329
T-Mobile US Inc *	11,398	1,529
Twitter Inc *	12,652	555
Verizon Communications Inc	79,010	3,000
Walt Disney Co/The *	34,383	3,243
Warner Bros Discovery Inc *	41,113	473
		45,898
Consumer Discretionary — 10.5%
Advance Auto Parts Inc	1,151	180
Amazon.com Inc, Cl A *	167,220	18,896
Aptiv PLC *	5,056	395
AutoZone Inc *	384	823
Bath & Body Works Inc	4,429	144
Best Buy Co Inc	3,830	243
Booking Holdings Inc *	791	1,300

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BorgWarner Inc	4,537	$142
Caesars Entertainment Inc *	4,054	131
CarMax Inc *	2,945	194
Carnival Corp *	15,726	111
Chipotle Mexican Grill Inc, Cl A *	541	813
Darden Restaurants Inc	2,347	296
Dollar General Corp	4,314	1,035
Dollar Tree Inc *	4,158	566
Domino's Pizza Inc	670	208
DR Horton Inc	5,965	402
eBay Inc	10,718	395
Etsy Inc *	2,413	242
Expedia Group Inc *	2,912	273
Ford Motor Co	73,982	829
Garmin Ltd	2,900	233
General Motors Co	27,282	876
Genuine Parts Co	2,706	404
Hasbro Inc	2,409	162
Hilton Worldwide Holdings Inc	5,209	628
Home Depot Inc/The	19,329	5,334
Las Vegas Sands Corp *	6,565	246
Lennar Corp, Cl A	4,795	357
LKQ Corp	4,716	222
Lowe's Cos Inc	12,019	2,257
Marriott International Inc/MD, Cl A	5,164	724
McDonald's Corp	13,895	3,206
MGM Resorts International	6,742	200
Mohawk Industries Inc *	1,020	93
Newell Brands Inc, Cl B	7,154	99
NIKE Inc, Cl B	23,859	1,983
Norwegian Cruise Line Holdings Ltd *	8,414	96
NVR Inc *	59	235
O'Reilly Automotive Inc *	1,204	847
Pool Corp	716	228
PulteGroup Inc	4,573	172
Ralph Lauren Corp, Cl A	928	79
Ross Stores Inc	6,507	548
Royal Caribbean Cruises Ltd *	4,256	161
Starbucks Corp	21,505	1,812
Tapestry Inc	4,853	138
Target Corp, Cl A	8,647	1,283
Tesla Inc *	50,141	13,300
TJX Cos Inc/The	22,059	1,370
Tractor Supply Co	2,100	390
Ulta Beauty Inc *	1,014	407
VF Corp	6,219	186
Whirlpool Corp	1,069	144
Wynn Resorts Ltd *	2,145	135
Yum! Brands Inc	5,299	564
		66,737
Consumer Staples — 6.2%
Altria Group Inc	33,920	1,370

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Archer-Daniels-Midland Co	10,558	$849
Brown-Forman Corp, Cl B	3,560	237
Campbell Soup Co	3,934	185
Church & Dwight Co Inc	4,634	331
Clorox Co/The	2,338	300
Coca-Cola Co/The	73,060	4,093
Colgate-Palmolive Co	15,671	1,101
Conagra Brands Inc	9,063	296
Constellation Brands Inc, Cl A	3,057	702
Costco Wholesale Corp	8,386	3,961
Estee Lauder Cos Inc/The, Cl A	4,385	947
General Mills Inc	11,228	860
Hershey Co/The	2,686	592
Hormel Foods Corp	5,223	237
J M Smucker Co/The	2,030	279
Kellogg Co	4,819	336
Keurig Dr Pepper Inc	16,000	573
Kimberly-Clark Corp	6,246	703
Kraft Heinz Co/The	15,014	501
Kroger Co/The	12,190	533
Lamb Weston Holdings Inc	2,801	217
McCormick & Co Inc/MD	4,793	342
Molson Coors Beverage Co, Cl B	3,595	173
Mondelez International Inc, Cl A	26,002	1,426
Monster Beverage Corp *	7,008	609
PepsiCo Inc	25,992	4,244
Philip Morris International Inc	29,175	2,422
Procter & Gamble Co/The	44,977	5,678
Sysco Corp, Cl A	9,495	671
Tyson Foods Inc, Cl A	5,375	354
Walgreens Boots Alliance Inc	13,316	418
Walmart Inc	26,819	3,478
		39,018
Energy — 4.1%
APA Corp	6,452	221
Baker Hughes Co, Cl A	19,295	404
Chevron Corp	33,872	4,866
ConocoPhillips	24,264	2,483
Coterra Energy Inc	14,941	390
Devon Energy Corp	12,475	750
Diamondback Energy Inc, Cl A	3,183	384
EOG Resources Inc	11,026	1,232
EQT Corp	7,000	285
Exxon Mobil Corp	78,981	6,896
Halliburton Co	16,826	414
Hess Corp	5,185	565
Kinder Morgan Inc	36,378	605
Marathon Oil Corp	13,059	295
Marathon Petroleum Corp	9,353	929
Occidental Petroleum Corp	14,020	862
ONEOK Inc	8,349	428
Phillips 66	9,079	733

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pioneer Natural Resources Co	4,467	$967
Schlumberger NV, Cl A	26,476	951
Valero Energy Corp	7,617	814
Williams Cos Inc/The	22,714	650
		26,124
Financials — 9.9%
Aflac Inc	11,107	624
Allstate Corp/The	5,120	638
American Express Co	11,497	1,551
American International Group Inc	14,836	704
Ameriprise Financial Inc	2,090	527
Aon PLC, Cl A	3,962	1,061
Arthur J Gallagher & Co	3,994	684
Assurant Inc	1,043	152
Bank of America Corp	132,799	4,011
Bank of New York Mellon Corp/The	13,836	533
Berkshire Hathaway Inc, Cl B *	34,070	9,097
BlackRock Inc	2,817	1,550
Brown & Brown Inc	4,539	275
Capital One Financial Corp	7,431	685
Cboe Global Markets Inc	2,027	238
Charles Schwab Corp/The	28,905	2,077
Chubb Ltd	7,903	1,437
Cincinnati Financial Corp	2,890	259
Citigroup Inc	36,475	1,520
Citizens Financial Group Inc	9,308	320
CME Group Inc, Cl A	6,702	1,187
Comerica Inc	2,483	177
Discover Financial Services	5,249	477
Everest Re Group Ltd	773	203
Eversource Energy	6,408	500
FactSet Research Systems Inc	674	270
Fifth Third Bancorp	12,683	405
First Republic Bank/CA	3,377	441
Franklin Resources Inc	5,343	115
Globe Life Inc	1,800	179
Goldman Sachs Group Inc/The	6,468	1,896
Hartford Financial Services Group Inc/The	6,032	374
Huntington Bancshares Inc/OH	26,662	351
Intercontinental Exchange Inc	10,395	939
Invesco Ltd	6,678	91
JPMorgan Chase & Co	55,302	5,779
KeyCorp	17,116	274
Lincoln National Corp	3,195	140
Loews Corp	3,555	177
M&T Bank Corp	3,387	597
MarketAxess Holdings Inc	653	145
Marsh & McLennan Cos Inc	9,371	1,399
MetLife Inc	12,831	780
Moody's Corp	2,993	728
Morgan Stanley	25,204	1,991
MSCI Inc, Cl A	1,477	623

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nasdaq Inc, Cl A	6,621	$375
Northern Trust Corp	3,829	328
PNC Financial Services Group Inc/The	7,709	1,152
Principal Financial Group Inc, Cl A	4,467	322
Progressive Corp/The	10,921	1,269
Prudential Financial Inc	7,118	611
Raymond James Financial Inc	3,572	353
Regions Financial Corp	17,315	347
S&P Global Inc	6,506	1,987
Signature Bank/New York NY, Cl B	1,157	175
SVB Financial Group, Cl B *	1,093	367
Synchrony Financial	9,544	269
T Rowe Price Group Inc	4,201	441
Travelers Cos Inc/The	4,487	687
Truist Financial Corp	24,968	1,087
US Bancorp	25,377	1,023
W R Berkley Corp	4,057	262
Wells Fargo & Co	71,215	2,864
Willis Towers Watson PLC	2,063	415
Zions Bancorp NA	2,733	139
		62,654
Health Care — 13.5%
Abbott Laboratories	32,913	3,185
AbbVie Inc	33,382	4,480
ABIOMED Inc *	835	205
Agilent Technologies Inc	5,579	678
Align Technology Inc *	1,395	289
AmerisourceBergen Corp, Cl A	2,751	372
Amgen Inc, Cl A	9,977	2,249
Baxter International Inc	9,549	514
Becton Dickinson and Co	5,319	1,185
Biogen Inc *	2,749	734
Bio-Rad Laboratories Inc, Cl A *	433	181
Bio-Techne Corp	673	191
Boston Scientific Corp *	26,816	1,039
Bristol-Myers Squibb Co	40,039	2,846
Cardinal Health Inc	5,213	348
Catalent Inc *	3,277	237
Centene Corp *	10,932	851
Charles River Laboratories International Inc *	965	190
Cigna Corp	5,899	1,637
Cooper Cos Inc/The, Cl A	866	228
CVS Health Corp	24,661	2,352
Danaher Corp, Cl A	12,355	3,191
DaVita Inc *	1,115	92
DENTSPLY SIRONA Inc	4,221	120
Dexcom Inc *	7,472	602
Edwards Lifesciences Corp, Cl A *	11,688	966
Elevance Health Inc	4,472	2,031
Eli Lilly & Co	14,769	4,776
Gilead Sciences Inc	23,554	1,453

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HCA Healthcare Inc	4,279	$787
Henry Schein Inc *	2,549	168
Hologic Inc *	4,629	299
Humana Inc	2,357	1,144
IDEXX Laboratories Inc *	1,536	500
Illumina Inc *	2,977	568
Incyte Corp *	3,671	245
Intuitive Surgical Inc *	6,765	1,268
IQVIA Holdings Inc *	3,569	646
Johnson & Johnson	49,647	8,110
Laboratory Corp of America Holdings	1,753	359
McKesson Corp	2,672	908
Medtronic PLC	25,220	2,036
Merck & Co Inc	47,860	4,122
Mettler-Toledo International Inc *	444	481
Moderna Inc *	6,500	769
Molina Healthcare Inc *	1,060	350
Organon & Co	4,792	112
PerkinElmer Inc	2,283	275
Pfizer Inc	105,124	4,600
Quest Diagnostics Inc	2,196	269
Regeneron Pharmaceuticals Inc *	2,037	1,403
ResMed Inc	2,700	589
STERIS PLC	1,874	312
Stryker Corp	6,346	1,285
Teleflex Inc	900	181
Thermo Fisher Scientific Inc	7,340	3,723
UnitedHealth Group Inc	17,637	8,907
Universal Health Services Inc, Cl B	1,292	114
Vertex Pharmaceuticals Inc *	4,784	1,385
Viatris Inc, Cl W *	22,983	196
Waters Corp *	1,078	291
West Pharmaceutical Services Inc	1,349	332
Zimmer Biomet Holdings Inc	4,010	419
Zoetis Inc, Cl A	8,849	1,312
		85,687
Industrials — 7.1%
3M Co	10,361	1,145
A O Smith Corp	2,510	122
Alaska Air Group Inc *	2,514	98
Allegion PLC	1,733	155
American Airlines Group Inc *	12,281	148
AMETEK Inc	4,406	500
Boeing Co/The *	10,434	1,263
Carrier Global Corp	15,821	563
Caterpillar Inc, Cl A	9,974	1,637
CH Robinson Worldwide Inc	2,398	231
Cintas Corp	1,625	631
Copart Inc *	4,054	431
CoStar Group Inc *	7,500	522
CSX Corp	40,745	1,085
Cummins Inc	2,665	542

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Deere & Co	5,176	$1,728
Delta Air Lines Inc, Cl A *	12,284	345
Dover Corp	2,747	320
Eaton Corp PLC	7,466	996
Emerson Electric Co	11,019	807
Equifax Inc	2,292	393
Expeditors International of Washington Inc	3,092	273
Fastenal Co, Cl A	10,650	490
FedEx Corp	4,502	668
Fortive Corp	6,640	387
Fortune Brands Home & Security Inc	2,507	135
Generac Holdings Inc *	1,183	211
General Dynamics Corp	4,307	914
General Electric Co	20,671	1,280
Honeywell International Inc	12,782	2,134
Howmet Aerospace Inc	7,232	224
Huntington Ingalls Industries Inc, Cl A	773	171
IDEX Corp	1,448	289
Illinois Tool Works Inc	5,335	964
Ingersoll Rand Inc	7,735	335
Jacobs Solutions Inc	2,332	253
JB Hunt Transport Services Inc	1,587	248
Johnson Controls International plc	12,957	638
L3Harris Technologies Inc	3,637	756
Leidos Holdings Inc	2,604	228
Lockheed Martin Corp	4,427	1,710
Masco Corp	4,259	199
Nielsen Holdings PLC	6,834	189
Nordson Corp	963	204
Norfolk Southern Corp	4,438	930
Northrop Grumman Corp	2,763	1,300
Old Dominion Freight Line Inc, Cl A	1,686	419
Otis Worldwide Corp	7,862	502
PACCAR Inc	6,481	542
Parker-Hannifin Corp, Cl A	2,364	573
Pentair PLC	3,064	125
Quanta Services Inc	2,684	342
Raytheon Technologies Corp	27,926	2,286
Republic Services Inc	3,919	533
Robert Half International Inc	2,184	167
Rockwell Automation Inc	2,155	464
Rollins Inc	4,520	157
Snap-on Inc	1,018	205
Southwest Airlines Co, Cl A *	11,327	349
Stanley Black & Decker Inc	2,899	218
Textron Inc	3,986	232
Trane Technologies PLC	4,443	643
TransDigm Group Inc	973	511
Union Pacific Corp	11,806	2,300
United Airlines Holdings Inc *	6,078	198
United Parcel Service Inc, Cl B	13,812	2,231
United Rentals Inc *	1,349	364

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Verisk Analytics Inc, Cl A	2,990	$510
Waste Management Inc	7,118	1,140
Westinghouse Air Brake Technologies Corp	3,362	274
WW Grainger Inc	817	400
Xylem Inc/NY	3,424	299
		44,776
Information Technology — 23.4%
Accenture PLC, Cl A	11,895	3,061
Adobe Inc *	8,833	2,431
Advanced Micro Devices Inc *	30,415	1,927
Akamai Technologies Inc *	3,063	246
Amphenol Corp, Cl A	11,130	745
Analog Devices Inc	9,832	1,370
ANSYS Inc *	1,640	364
Apple Inc	284,889	39,372
Applied Materials Inc	16,563	1,357
Arista Networks Inc *	4,746	536
Autodesk Inc, Cl A *	4,054	757
Automatic Data Processing Inc	7,854	1,777
Broadcom Inc	7,608	3,378
Broadridge Financial Solutions Inc	2,234	322
Cadence Design Systems Inc *	5,110	835
CDW Corp/DE	2,507	391
Ceridian HCM Holding Inc *	2,606	146
Cisco Systems Inc	78,108	3,124
Citrix Systems Inc	2,241	233
Cognizant Technology Solutions Corp, Cl A	9,717	558
Corning Inc, Cl B	14,059	408
DXC Technology Co *	4,809	118
Enphase Energy Inc *	2,508	696
EPAM Systems Inc *	1,061	384
F5 Inc, Cl A *	1,149	166
Fidelity National Information Services Inc, Cl B	11,436	864
Fiserv Inc, Cl A *	12,057	1,128
FleetCor Technologies Inc *	1,444	254
Fortinet Inc *	12,335	606
Gartner Inc *	1,513	419
Global Payments Inc	5,294	572
Hewlett Packard Enterprise Co	24,724	296
HP Inc	17,168	428
Intel Corp	76,837	1,980
International Business Machines Corp	16,854	2,002
Intuit Inc	5,251	2,034
Jack Henry & Associates Inc	1,350	246
Juniper Networks Inc	6,254	163
Keysight Technologies Inc *	3,375	531
KLA Corp	2,746	831
Lam Research Corp	2,600	952
Mastercard Inc, Cl A	16,136	4,588
Microchip Technology Inc	10,393	634
Micron Technology Inc	20,904	1,047

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Microsoft Corp	140,702	$32,770
Monolithic Power Systems Inc	770	280
Motorola Solutions Inc	3,086	691
NetApp Inc	4,276	265
NortonLifeLock Inc	11,409	230
NVIDIA Corp	47,229	5,733
ON Semiconductor Corp *	8,300	517
Oracle Corp, Cl B	28,578	1,745
Paychex Inc	5,980	671
Paycom Software Inc *	887	293
PayPal Holdings Inc *	21,781	1,875
PTC Inc *	2,028	212
Qorvo Inc *	2,131	169
QUALCOMM Inc	20,996	2,372
Roper Technologies Inc	1,945	700
Salesforce Inc *	18,603	2,676
Seagate Technology Holdings PLC	3,805	203
ServiceNow Inc *	3,763	1,421
Skyworks Solutions Inc	3,095	264
SolarEdge Technologies Inc *	1,064	246
Synopsys Inc *	2,895	884
Teledyne Technologies Inc *	890	300
Teradyne Inc	2,988	225
Texas Instruments Inc	17,354	2,686
Trimble Inc *	4,828	262
Tyler Technologies Inc *	809	281
VeriSign Inc *	1,812	315
Visa Inc, Cl A	30,863	5,483
Western Digital Corp *	5,724	186
Zebra Technologies Corp, Cl A *	977	256
		148,488
Materials — 1.9%
Air Products and Chemicals Inc	4,157	968
Albemarle Corp	2,140	566
Amcor PLC	27,772	298
Avery Dennison Corp	1,519	247
Ball Corp	5,890	285
Celanese Corp, Cl A	2,126	192
CF Industries Holdings Inc	3,890	374
Corteva Inc	13,493	771
Dow Inc	13,621	598
DuPont de Nemours Inc	9,456	477
Eastman Chemical Co	2,510	178
Ecolab Inc	4,612	666
FMC Corp	2,362	250
Freeport-McMoRan Inc, Cl B	27,056	740
International Flavors & Fragrances Inc	4,788	435
International Paper Co	7,108	225
LyondellBasell Industries NV, Cl A	4,933	371
Martin Marietta Materials Inc, Cl A	1,122	361
Mosaic Co/The	6,956	336
Newmont Corp	14,758	620

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nucor Corp	4,962	$531
Packaging Corp of America	1,835	206
PPG Industries Inc	4,507	499
Sealed Air Corp	2,857	127
Sherwin-Williams Co/The, Cl A	4,449	911
Vulcan Materials Co	2,539	400
Westrock Co	4,612	143
		11,775
Real Estate — 2.5%
Alexandria Real Estate Equities Inc ‡	2,812	394
American Tower Corp, Cl A ‡	8,680	1,864
AvalonBay Communities Inc ‡	2,626	484
Boston Properties Inc ‡	2,611	196
Camden Property Trust ‡	2,000	239
CBRE Group Inc, Cl A *	6,096	412
Crown Castle International Corp ‡	8,132	1,175
Digital Realty Trust Inc, Cl A ‡	5,306	526
Duke Realty Corp ‡	7,239	349
Equinix Inc ‡	1,718	977
Equity Residential ‡	6,499	437
Essex Property Trust Inc ‡	1,215	294
Extra Space Storage Inc ‡	2,508	433
Federal Realty Investment trustOP LP ‡	1,352	122
Healthpeak Properties Inc ‡	10,261	235
Host Hotels & Resorts Inc ‡	13,523	215
Invitation Homes Inc ‡	10,900	368
Iron Mountain Inc ‡	5,478	241
Kimco Realty Corp ‡	12,074	222
Mid-America Apartment Communities Inc ‡	2,221	344
Prologis Inc ‡	13,862	1,408
Public Storage ‡	2,895	848
Realty Income Corp ‡	11,730	683
Regency Centers Corp ‡	2,994	161
SBA Communications Corp, Cl A ‡	1,988	566
Simon Property Group Inc ‡	6,133	550
UDR Inc ‡	5,695	238
Ventas Inc ‡	7,437	299
VICI Properties ‡	18,000	537
Vornado Realty Trust ‡	3,022	70
Welltower Inc ‡	8,409	541
Weyerhaeuser Co ‡	13,848	396
		15,824
Utilities — 2.7%
AES Corp/The	12,555	284
Alliant Energy Corp	4,729	251
Ameren Corp	4,868	392
American Electric Power Co Inc	9,584	829
American Water Works Co Inc	3,476	452
Atmos Energy Corp	2,607	266
CenterPoint Energy Inc	11,886	335
CMS Energy Corp	5,515	321

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Consolidated Edison Inc	6,636	$569
Constellation Energy Corp	6,072	505
Dominion Energy Inc	15,813	1,093
DTE Energy Co	3,708	427
Duke Energy Corp	14,471	1,346
Edison International	7,104	402
Entergy Corp	3,839	386
Evergy Inc	4,343	258
Exelon Corp	18,219	682
FirstEnergy Corp	10,649	394
NextEra Energy Inc	36,948	2,897
NiSource Inc	7,944	200
NRG Energy Inc	4,596	176
PG&E Corp *	30,300	379
Pinnacle West Capital Corp	2,117	137
PPL Corp	13,625	345
Public Service Enterprise Group Inc	9,311	524
Sempra Energy	5,928	889
Southern Co/The	19,956	1,357
WEC Energy Group Inc	5,921	529
Xcel Energy Inc	10,177	651
		17,276
Total Common Stock
(Cost $313,319) ($ Thousands)		564,257

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK — 0.6%
China — 0.1%
NXP Semiconductors NV	4,918	$725
Switzerland — 0.1%
TE Connectivity Ltd	5,980	660
United Kingdom — 0.4%
Linde PLC	9,431	2,543
Total Foreign Common Stock
(Cost $2,913) ($ Thousands)		3,928

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	6,874,814	6,875
Total Cash Equivalent
(Cost $6,875) ($ Thousands)		6,875
Total Investments in Securities — 90.8%
(Cost $323,107) ($ Thousands)		$575,060

A list of the open futures contracts held by the Fund at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI^	360	Dec-2022	$72,823	$64,827	$(7,996)

A list of the open OTC swap agreements held by the Fund at September 30, 2022, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas^	Bloomberg Commodity Index TR	0.10%	INDEX RETURN	Quarterly	12/10/2022	USD	49,436	$(2,938)	$–	$(2,938)
Goldman Sachs	Goldman Sachs U.S. Financial Conditions Index	NEGATIVE INDEX RETURN	POSITIVE INDEX RETURN	Quarterly	11/30/2022	USD	35,242	2,865	–	2,865
								$(73)	$–	$(73)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Percentages are based on Net Assets of $633,458 ($ Thousands).
^	Security is held by the Dynamic Commodity Strategy Subsidiary Ltd. As of September 30, 2022.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	564,257	–	–	564,257
Foreign Common Stock	3,928	–	–	3,928
Cash Equivalent	6,875	–	–	6,875
Total Investments in Securities	575,060	–	–	575,060

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(7,996)	–	–	(7,996)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	2,865	–	2,865
Unrealized Depreciation	–	(2,938)	–	(2,938)
Total Other Financial Instruments	(7,996)	(73)	–	(8,069)

*	Futures contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instruments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$—	$10,334	$(3,459)	$—	$—	$6,875	6,874,814	$7	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 23.1%
Communication Services — 3.4%
Activision Blizzard Inc	10,512	$782
AMC Networks Inc, Cl A *	1,210	25
Clear Channel Outdoor Holdings Inc, Cl A *	18,171	25
Cogent Communications Holdings Inc	5,760	300
DISH Network Corp, Cl A *	88,371	1,222
IAC Inc *	24,028	1,331
Meta Platforms Inc, Cl A *(A)	12,090	1,640
Pinterest Inc, Cl A *(A)	41,168	959
Spanish Broadcasting System, Cl A	1,741	2
Take-Two Interactive Software Inc, Cl A *(A)	28,249	3,079
TEGNA Inc	126,672	2,620
T-Mobile US Inc *(A)	3,850	517
Twitter Inc *	20,917	917
United States Cellular Corp *	2,408	63
Urban One	5,234	22
Urban One, Cl A	6,818	36
WideOpenWest Inc *	8,589	105
Windstream Services *(B)	5,206	79
		13,724
Consumer Discretionary — 2.0%
ADT Inc	2,139	16
Amazon.com Inc, Cl A *(A)	4,893	553
American Eagle Outfitters Inc	125,278	1,219
AMMO *	103,334	303
Caesars Entertainment Inc *	2,286	74
Everi Holdings Inc *	4,206	68
Full House Resorts *	44,252	249
Guitar Center *(B)(C)	2,167	415

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hanesbrands Inc	34,870	$243
Monitronics International Inc *(B)	18,437	94
Nordstrom Inc	33,820	566
Peloton Interactive Inc, Cl A *	32,019	222
PlayAGS Inc *	11,158	59
Tenneco Inc, Cl A *	159,945	2,781
Ulta Beauty Inc *	3,057	1,226
Vivint Smart Home Inc *	1,346	9
		8,097
Consumer Staples — 0.3%
Conagra Brands Inc	34,848	1,137
Energy — 1.5%
Halliburton Co (A)	75,672	1,863
Kinetik Holdings, Cl A	7,800	254
Noble Corp PLC *	1,654	49
Parker Drilling Co *(B)(C)	4,414	29
ProPetro Holding Corp *(A)	117,307	944
RPC Inc	61,520	426
Transocean Ltd *	119,316	295
Viper Energy Partners LP (A)	81,327	2,331
		6,191
Financials — 2.8%
Bread Financial Holdings	18,600	585
Citigroup Inc	42,757	1,782
Evercore Inc, Cl A	7,538	620
First Horizon Corp	173,984	3,984
JPMorgan Chase & Co	17,175	1,795
Penney Borrower LLC *(B)	3,070	18
S&P Global Inc (A)	1,413	432
Wintrust Financial Corp	6,943	566
Zions Bancorp NA	30,798	1,566
		11,348
Health Care — 0.7%
2seventy bio Inc *	2,300	33
Adaptimmune Therapeutics ADR *	26,027	28
Alaunos Therapeutics *	33,327	57
Carestream Health Holdings Inc *(B)	5,876	113
Caribou Biosciences *	3,900	41
Century Therapeutics *	5,600	55
ICU Medical Inc *	10,526	1,585
Lyell Immunopharma *	14,700	108
NexImmune *	38,746	22
Nkarta *	2,000	26
Precigen Inc *	16,000	34
Signify Health Inc, Cl A *	8,766	256
Veeva Systems Inc, Cl A *(A)	1,938	320
		2,678
Industrials — 2.7%
Air Transport Services Group Inc *	7,682	185

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
API Group Corp *	5,227	$69
Atlas Air Worldwide Holdings Inc *	9,925	949
Clean Harbors Inc *	5,523	608
Enovix Corp *	33,670	617
JetBlue Airways Corp *	27,149	180
SkyWest Inc *	28,722	467
Spirit Airlines Inc	204,372	3,846
Stanley Black & Decker Inc	34,110	2,565
TransDigm Group Inc (A)	949	498
Uber Technologies Inc *(A)	9,997	265
United Rentals Inc *	2,297	621
		10,870
Information Technology — 8.5%
Advanced Micro Devices Inc *(A)	6,274	398
Akamai Technologies Inc *	24,614	1,977
Amplitude, Cl A *	17,465	270
Aquity Holdings Inc *(B)	3,945	44
Avalara Inc *	70,732	6,493
Cadence Design Systems Inc *(A)	1,885	308
CDW Corp/DE (A)	2,720	425
Cirrus Logic Inc *	22,120	1,522
Coherent Corp *	4,251	148
Crowdstrike Holdings Inc, Cl A *(A)	1,842	304
Domo Inc, Cl B *	6,863	123
Dynatrace Inc *(A)	6,875	239
Elastic NV *(A)	4,581	329
Enphase Energy Inc *(A)	1,128	313
Everbridge Inc *	58,005	1,791
Flex *	115,826	1,930
Flywire *(A)	11,511	264
Gartner Inc *(A)	1,363	377
HubSpot Inc *(A)	1,108	299
Intuit Inc (A)	1,027	398
Kyndryl Holdings Inc *	28,500	236
Mastercard Inc, Cl A (A)	2,005	570
MicroStrategy Inc, Cl A *	261	55
Momentive Global Inc *	24,465	142
MoneyGram International Inc *	90,302	939
NCR Corp *	1,026	19
New Relic Inc *	17,965	1,031
Oracle Corp, Cl B (A)	8,795	537
Palo Alto Networks Inc *(A)	2,727	447
Rogers Corp *	3,459	837
SMART Global Holdings Inc *	809	13
Smartsheet Inc, Cl A *	41,337	1,420
Sprout Social Inc, Cl A *(A)	4,314	262
Vishay Intertechnology Inc (A)	127,632	2,271
Vontier Corp	58,833	983
Wolfspeed Inc *(A)	4,083	422
Zendesk Inc *	82,160	6,252
		34,388

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Materials — 0.4%
Arctic Canadian Diamond Company Ltd *(B)	228	$—
ATI Inc *(A)	51,443	1,369
Libbey Glass Inc. *(B)	1,227	17
		1,386
Real Estate — 0.8%
American Tower Corp, Cl A ‡(A)	1,416	304
Copper Property Pass-Through Certificates *(B)	18,673	249
Hudson Pacific Properties Inc ‡	6,925	76
iStar Inc ‡	9,097	84
Kimco Realty Corp ‡	8,508	157
Park Hotels & Resorts Inc ‡	220,602	2,484
		3,354
Total Common Stock
(Cost $100,398) ($ Thousands)		93,173
	Face Amount (Thousands)
CORPORATE OBLIGATIONS — 15.1%
Communication Services — 3.4%
Altice France
5.500%, 10/15/2029 (D)	$120	90
Altice France Holding
10.500%, 05/15/2027 (D)	618	484
6.000%, 02/15/2028 (D)	240	152
AMC Entertainment Holdings
6.125%, 05/15/2027	55	30
5.750%, 06/15/2025	5	3
AMC Networks
4.250%, 02/15/2029	327	242
Audacy Capital
6.750%, 03/31/2029 (D)	245	59
6.500%, 05/01/2027 (D)	130	32
Beasley Mezzanine Holdings
8.625%, 02/01/2026 (D)	315	243
CCO Holdings
6.375%, 09/01/2029 (D)	441	405
5.375%, 06/01/2029 (D)	50	44
4.750%, 03/01/2030 (D)	180	146
4.500%, 08/15/2030 (D)	200	158
4.250%, 02/01/2031 (D)	125	96
4.250%, 01/15/2034 (D)	314	225
Charter Communications Operating
4.400%, 12/01/2061	40	26
3.950%, 06/30/2062	155	92
3.900%, 06/01/2052	100	62
3.700%, 04/01/2051	120	73
Clear Channel International
6.625%, 08/01/2025 (D)	151	140

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Comcast
2.987%, 11/01/2063	$405	$235
2.937%, 11/01/2056	295	176
Connect Finco SARL
6.750%, 10/01/2026 (D)	4,797	4,195
DISH DBS
7.750%, 07/01/2026	325	249
7.375%, 07/01/2028	185	125
5.750%, 12/01/2028 (D)	135	102
5.250%, 12/01/2026 (D)	25	21
5.125%, 06/01/2029	145	85
iHeartCommunications
6.375%, 05/01/2026	215	199
Lumen Technologies
5.375%, 06/15/2029 (D)	80	59
4.500%, 01/15/2029 (D)	160	112
4.000%, 02/15/2027 (D)	235	197
Salem Media Group
6.750%, 06/01/2024 (D)	161	155
Scripps Escrow
5.875%, 07/15/2027 (D)	263	229
Sinclair Television Group
4.125%, 12/01/2030 (D)	245	184
Spanish Broadcasting System
9.750%, 03/01/2026 (D)	202	127
Stagwell Global
5.625%, 08/15/2029 (D)	467	384
TEGNA
4.625%, 03/15/2028	3,460	3,194
T-Mobile USA
3.500%, 04/15/2031	210	176
3.375%, 04/15/2029	65	56
Urban One
7.375%, 02/01/2028 (D)	830	705
Verizon Communications
3.000%, 11/20/2060	20	12
2.987%, 10/30/2056	240	143
Windstream Escrow
7.750%, 08/15/2028 (D)	467	387
		14,309
Consumer Discretionary — 2.1%
1011778 BC ULC
3.500%, 02/15/2029 (D)	195	160
Academy
6.000%, 11/15/2027 (D)	120	109
Altice Financing
5.750%, 08/15/2029 (D)	225	172
American Greetings
8.750%, 04/15/2025 (D)	265	254
Aramark Services
6.375%, 05/01/2025 (D)	169	166

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bath & Body Works
7.600%, 07/15/2037		$5	$4
6.750%, 07/01/2036		175	144
6.625%, 10/01/2030 (D)		60	52
Bloomin' Brands
5.125%, 04/15/2029 (D)		444	370
Caesars Entertainment
8.125%, 07/01/2027 (D)		113	108
6.250%, 07/01/2025 (D)		146	141
Caesars Resort Collection
5.750%, 07/01/2025 (D)		429	414
Carnival
10.500%, 02/01/2026 (D)		95	94
9.875%, 08/01/2027 (D)		270	265
5.750%, 03/01/2027 (D)		15	11
4.000%, 08/01/2028 (D)		45	36
Cengage Learning
9.500%, 06/15/2024 (D)		315	295
Clarios Global
6.750%, 05/15/2025 (D)		93	91
4.375%, 05/15/2026	EUR	224	194
CMG Media
8.875%, 12/15/2027 (D)		$295	225
CSC Holdings
7.500%, 04/01/2028 (D)		368	300
5.750%, 01/15/2030 (D)		472	336
4.625%, 12/01/2030 (D)		178	121
Dave & Buster's
7.625%, 11/01/2025 (D)		241	237
Diamond Sports Group
6.625%, 08/15/2027 (D)		312	22
5.375%, 08/15/2026 (D)		480	96
DirecTV Financing
5.875%, 08/15/2027 (D)		80	69
Empire Resorts
7.750%, 11/01/2026 (D)		510	428
Jacobs Entertainment
6.750%, 02/15/2029 (D)		170	145
Liberty Interactive
8.250%, 02/01/2030		485	306
Macy's Retail Holdings
5.875%, 04/01/2029 (D)		150	120
5.875%, 03/15/2030 (D)		75	59
Maxeda DIY Holding BV
5.875%, 10/01/2026	EUR	128	84
NCL
5.875%, 03/15/2026 (D)		$100	76
5.875%, 02/15/2027 (D)		137	114
3.625%, 12/15/2024 (D)		299	251
PetSmart
4.750%, 02/15/2028 (D)		189	162

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Radiate Holdco
6.500%, 09/15/2028 (D)		$183	$128
Royal Caribbean Cruises
11.625%, 08/15/2027 (D)		105	96
9.250%, 01/15/2029 (D)		75	74
8.250%, 01/15/2029 (D)		151	147
5.500%, 08/31/2026 (D)		160	122
StoneMor
8.500%, 05/15/2029 (D)		300	253
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (D)		155	143
Tenneco
5.125%, 04/15/2029 (D)		609	601
VOC Escrow
5.000%, 02/15/2028 (D)		155	126
VZ Secured Financing BV
5.000%, 01/15/2032 (D)		145	108
WW International
4.500%, 04/15/2029 (D)		265	139
Wynn Las Vegas
5.500%, 03/01/2025 (D)		50	47
5.250%, 05/15/2027 (D)		60	53
Wynn Macau
5.625%, 08/26/2028 (D)		5	3
5.500%, 01/15/2026 (D)		95	72
5.500%, 10/01/2027 (D)		105	72
5.125%, 12/15/2029 (D)		10	7
Wynn Resorts Finance
7.750%, 04/15/2025 (D)		120	117
Yum! Brands
5.375%, 04/01/2032		160	142
			8,681
Consumer Staples — 0.9%
Albertsons
7.500%, 03/15/2026 (D)		1,452	1,461
BellRing Brands
7.000%, 03/15/2030 (D)		263	241
Coca-Cola
2.750%, 06/01/2060		72	44
2.500%, 06/01/2040		145	101
Dufry One BV
2.000%, 02/15/2027	EUR	233	173
New Albertsons
8.700%, 05/01/2030		$235	238
8.000%, 05/01/2031		60	60
Rite Aid
8.000%, 11/15/2026 (D)		226	160
7.700%, 02/15/2027		46	27
US Foods
6.250%, 04/15/2025 (D)		898	882

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Vector Group
10.500%, 11/01/2026 (D)	$225	$209
5.750%, 02/01/2029 (D)	305	249
		3,845
Energy — 2.5%
Aethon United BR
8.250%, 02/15/2026 (D)	160	155
Ascent Resources Utica Holdings
8.250%, 12/31/2028 (D)	330	317
Athabasca Oil
9.750%, 11/01/2026 (D)	199	211
Blue Racer Midstream
6.625%, 07/15/2026 (D)	155	145
Carrizo Oil & Gas
8.250%, 07/15/2025	200	195
Chesapeake Energy
6.750%, 04/15/2029 (D)	181	174
5.500%, 02/01/2026 (D)	202	193
Chesapeake Energy (Escrow Security)
0.000%, 12/31/2049 (B)(E)	225	5
CITGO Petroleum
7.000%, 06/15/2025 (D)	206	197
Crescent Energy Finance
7.250%, 05/01/2026 (D)	111	100
DCP Midstream Operating
3.250%, 02/15/2032	125	99
Earthstone Energy Holdings
8.000%, 04/15/2027 (D)	185	174
Encino Acquisition Partners Holdings
8.500%, 05/01/2028 (D)	276	255
EnLink Midstream
6.500%, 09/01/2030 (D)	75	73
5.625%, 01/15/2028 (D)	80	75
5.375%, 06/01/2029	110	101
EQT
7.000%, 02/01/2030	115	119
6.125%, 02/01/2025	50	50
Genesis Energy
8.000%, 01/15/2027	245	215
7.750%, 02/01/2028	160	139
Greenfire Resources
12.000%, 08/15/2025 (D)	230	243
Harvest Midstream I
7.500%, 09/01/2028 (D)	467	437
ITT Holdings
6.500%, 08/01/2029 (D)	115	89
Laredo Petroleum
10.125%, 01/15/2028	95	91
9.500%, 01/15/2025	125	124
MEG Energy
7.125%, 02/01/2027 (D)	262	266

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NGL Energy Operating
7.500%, 02/01/2026 (D)	$291	$259
NGL Energy Partners
7.500%, 11/01/2023	290	281
7.500%, 04/15/2026	165	125
6.125%, 03/01/2025	145	115
Northern Oil and Gas
8.125%, 03/01/2028 (D)	225	211
Occidental Petroleum
6.125%, 01/01/2031	40	39
5.500%, 12/01/2025	70	70
4.625%, 06/15/2045	120	99
4.500%, 07/15/2044	10	8
4.400%, 04/15/2046	10	8
PBF Holding
7.250%, 06/15/2025	196	187
6.000%, 02/15/2028	404	350
Petroleos Mexicanos
6.950%, 01/28/2060	53	30
Petroleos Mexicanos MTN
6.750%, 09/21/2047	2,284	1,273
Range Resources
5.000%, 03/15/2023	483	481
Rockcliff Energy II
5.500%, 10/15/2029 (D)	233	204
Shelf Drilling Holdings
8.875%, 11/15/2024 (D)	60	58
8.250%, 02/15/2025 (D)	305	244
SM Energy
5.625%, 06/01/2025	449	431
Strathcona Resources
6.875%, 08/01/2026 (D)	686	581
Summit Midstream Holdings
8.500%, 10/15/2026 (D)	93	87
Targa Resources Partners
4.000%, 01/15/2032	145	120
Transocean
11.500%, 01/30/2027 (D)	185	171
6.800%, 03/15/2038	175	87
		9,761
Financials — 0.9%
AG Issuer
6.250%, 03/01/2028 (D)	180	156
Armor Holdco
8.500%, 11/15/2029 (D)	215	171
Barclays
7.750%, USD Swap Semi 30/360 5 Yr Curr + 4.842%(F)(G)	160	148
Enact Holdings
6.500%, 08/15/2025 (D)	140	134

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Finance of America Funding
7.875%, 11/15/2025 (D)		$475	$301
Freedom Mortgage
8.250%, 04/15/2025 (D)		398	329
6.625%, 01/15/2027 (D)		360	256
Home Point Capital
5.000%, 02/01/2026 (D)		270	169
LD Holdings Group
6.500%, 11/01/2025 (D)		250	150
6.125%, 04/01/2028 (D)		200	104
Novo Banco MTN
3.500%, 01/02/2043	EUR	20	17
3.500%, 01/23/2043		280	242
OneMain Finance
5.375%, 11/15/2029		$70	54
PennyMac Financial Services
5.750%, 09/15/2031 (D)		40	29
4.250%, 02/15/2029 (D)		160	114
Rithm Capital
6.250%, 10/15/2025 (D)		280	237
United Wholesale Mortgage
5.750%, 06/15/2027 (D)		220	174
VistaJet Malta Finance
6.375%, 02/01/2030 (D)		250	205
WeWork
7.875%, 05/01/2025 (D)		485	336
			3,326
Health Care — 0.9%
1375209 B.C. Ltd
9.000%, 01/30/2028 (D)		33	33
Akumin
7.000%, 11/01/2025 (D)		470	386
Akumin Escrow
7.500%, 08/01/2028 (D)		165	126
Bausch Health
14.000%, 10/15/2030 (D)		11	6
11.000%, 09/30/2028		59	48
7.250%, 05/30/2029 (D)		–	–
6.250%, 02/15/2029 (D)		315	118
5.250%, 01/30/2030 (D)		155	58
5.000%, 02/15/2029 (D)		55	21
4.875%, 06/01/2028 (D)		35	23
Bristol-Myers Squibb
2.550%, 11/13/2050		250	154
Cano Health
6.250%, 10/01/2028 (D)		302	285
Centene
4.625%, 12/15/2029		360	323
3.375%, 02/15/2030		228	186
2.625%, 08/01/2031		360	271
2.500%, 03/01/2031		285	215

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Embecta
6.750%, 02/15/2030 (D)	$165	$152
Endo DAC
9.500%, 07/31/2027 (D)(H)	194	28
6.000%, 06/30/2028 (D)(H)	193	11
5.875%, 10/15/2024 (D)(H)	85	69
Endo Luxembourg Finance I Sarl
6.125%, 04/01/2029 (D)(H)	25	20
Envision Healthcare
8.750%, 10/15/2026 (D)	155	50
Jazz Securities DAC
4.375%, 01/15/2029 (D)	94	81
Lannett
7.750%, 04/15/2026 (D)	410	115
Medline Borrower
3.875%, 04/01/2029 (D)	225	180
Organon
4.125%, 04/30/2028 (D)	112	96
Par Pharmaceutical
7.500%, 04/01/2027 (D)(H)	80	63
Prime Security Services Borrower
6.250%, 01/15/2028 (D)	225	192
Tenet Healthcare
6.125%, 06/15/2030 (D)	50	46
4.375%, 01/15/2030 (D)	170	142
Varex Imaging
7.875%, 10/15/2027 (D)	183	180
		3,678
Industrials — 0.9%
American Airlines
5.750%, 04/20/2029 (D)	135	118
5.500%, 04/20/2026 (D)	90	84
Avianca Midco 2
9.000%, 12/01/2028 (D)	368	277
Bombardier
7.875%, 04/15/2027 (D)	165	152
Builders FirstSource
4.250%, 02/01/2032 (D)	145	111
Camelot Return Merger Sub
8.750%, 08/01/2028 (D)	114	94
Cornerstone Building Brands
6.125%, 01/15/2029 (D)	93	52
Delta Air Lines
7.000%, 05/01/2025 (D)	674	678
2.900%, 10/28/2024	122	113
Fortress Transportation and Infrastructure Investors
9.750%, 08/01/2027 (D)	240	235
6.500%, 10/01/2025 (D)	38	36
Icahn Enterprises
4.375%, 02/01/2029	205	165

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (B)(H)	$495	$–
Raytheon Technologies
3.030%, 03/15/2052	130	85
2.820%, 09/01/2051	185	116
Spirit Loyalty Cayman
8.000%, 09/20/2025 (D)	352	354
Team Health Holdings
6.375%, 02/01/2025 (D)	120	89
TransDigm
8.000%, 12/15/2025 (D)	324	329
6.250%, 03/15/2026 (D)	311	302
Triumph Group
7.750%, 08/15/2025	190	145
6.250%, 09/15/2024 (D)	20	18
Tutor Perini
6.875%, 05/01/2025 (D)	285	213
Western Global Airlines
10.375%, 08/15/2025 (D)	90	80
		3,846
Information Technology — 0.8%
Apple
2.700%, 08/05/2051	40	27
2.650%, 05/11/2050	455	299
2.650%, 02/08/2051	75	49
2.375%, 02/08/2041	75	52
Arches Buyer
4.250%, 06/01/2028 (D)	190	148
Avaya
6.125%, 09/15/2028 (D)	65	32
Boxer Parent
9.125%, 03/01/2026 (D)	158	152
Castle US Holding
9.500%, 02/15/2028 (D)	170	125
CommScope
8.250%, 03/01/2027 (D)	185	153
7.125%, 07/01/2028 (D)	265	205
6.000%, 03/01/2026 (D)	150	138
CommScope Technologies
6.000%, 06/15/2025 (D)	36	32
5.000%, 03/15/2027 (D)	35	26
Endurance International Group Holdings
6.000%, 02/15/2029 (D)	249	165
Intel
3.200%, 08/12/2061	205	128
3.100%, 02/15/2060	60	36
MoneyGram International
5.375%, 08/01/2026 (D)	412	404
NCR
5.250%, 10/01/2030 (D)	53	40
5.125%, 04/15/2029 (D)	71	53

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Presidio Holdings
8.250%, 02/01/2028 (D)	$370	$319
Veritas US
7.500%, 09/01/2025 (D)	350	268
Virtusa
7.125%, 12/15/2028 (D)	248	184
		3,035
Materials — 1.6%
Baffinland Iron Mines
8.750%, 07/15/2026 (D)	465	411
CEMEX Materials
7.700%, 07/21/2025 (D)	265	263
Cornerstone Chemical
6.750%, 08/15/2024 (D)	1,155	974
Domtar
6.750%, 10/01/2028 (D)	285	219
First Quantum Minerals
7.500%, 04/01/2025 (D)	311	299
Freeport-McMoRan
5.450%, 03/15/2043	185	154
Innophos Holdings
9.375%, 02/15/2028 (D)	160	154
LSB Industries
6.250%, 10/15/2028 (D)	230	197
Mauser Packaging Solutions Holding
8.500%, 04/15/2024 (D)	580	551
Mineral Resources
8.125%, 05/01/2027 (D)	105	102
Mineral Resources MTN
8.500%, 05/01/2030 (D)	165	159
8.000%, 11/01/2027 (D)	140	135
Mountain Province Diamonds
8.000%, 12/15/2022 (C)(D)	300	282
NMG Holding
7.125%, 04/01/2026 (D)	190	175
Northwest Acquisitions ULC
7.125%, 11/01/2022 (B)(C)(D)(H)	460	–
NOVA Chemicals
4.875%, 06/01/2024 (D)	114	107
Rain CII Carbon
7.250%, 04/01/2025 (D)	430	378
Rayonier AM Products
7.625%, 01/15/2026 (D)	152	134
Tacora Resources
8.250%, 05/15/2026 (D)	305	259
Trident Merger Sub
6.625%, 11/01/2025 (D)	125	108
Trident TPI Holdings
9.250%, 08/01/2024 (D)	299	274
Trivium Packaging Finance BV
5.500%, 08/15/2026 (D)	167	150

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.750%, 08/15/2026	EUR	100	$88
Tronox
4.625%, 03/15/2029 (D)		$343	254
			5,827
Real Estate — 0.4%
American Tower
3.700%, 10/15/2049		25	17
3.100%, 06/15/2050		95	59
2.950%, 01/15/2051		200	120
Crown Castle
3.250%, 01/15/2051		35	22
2.900%, 04/01/2041		215	140
Diversified Healthcare Trust
9.750%, 06/15/2025		104	94
4.375%, 03/01/2031		155	100
Park Intermediate Holdings
7.500%, 06/01/2025 (D)		169	168
5.875%, 10/01/2028 (D)		216	185
Prologis
3.000%, 04/15/2050		80	54
2.125%, 10/15/2050		150	84
Service Properties Trust
4.950%, 02/15/2027		80	59
4.750%, 10/01/2026		241	182
4.375%, 02/15/2030		370	243
3.950%, 01/15/2028		138	94
			1,621
Utilities — 0.7%
Eskom Holdings SOC
7.125%, 02/11/2025		1,322	1,171
Eskom Holdings SOC MTN
8.450%, 08/10/2028		1,558	1,323
Pacific Gas and Electric
4.550%, 07/01/2030		340	291
Vistra Operations
5.625%, 02/15/2027 (D)		140	131
5.500%, 09/01/2026 (D)		55	51
			2,967
Total Corporate Obligations
(Cost $71,820) ($ Thousands)			60,896
	Shares
REGISTERED INVESTMENT COMPANIES — 11.7%
Merger Fund , Cl I		2,703,983	46,806
ProShares Ultra VIX Short-Term Futures ETF		23,866	307
Sprott Physical Uranium Trust		19,864	234

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares		Market Value ($ Thousands)
REGISTERED INVESTMENT COMPANIES (continued)
Total Registered Investment Companies
(Cost $44,005) ($ Thousands)			$47,347

	Face Amount (Thousands)
U.S. TREASURY OBLIGATIONS — 4.3%
U.S. Treasury Bills
2.893%, 12/01/2022 (I)		$7,000	6,967
2.688%, 11/25/2022 (I)		10,000	9,958
2.499%, 10/18/2022 (I)		24	24
U.S. Treasury Bonds
3.000%, 08/15/2052		78	67
U.S. Treasury Notes
2.750%, 08/15/2032		189	173
Total U.S. Treasury Obligations
(Cost $17,206) ($ Thousands)			17,189

SOVEREIGN DEBT — 3.9%
Angolan Government International Bond
9.375%, 05/08/2048		$1,438	971
8.750%, 04/14/2032(D)		313	231
8.000%, 11/26/2029		637	478
Argentine Republic Government International Bond
1.500%, 07/09/2023(J)		6,167	1,116
CBB International Sukuk Programme WLL
3.875%, 05/18/2029(D)		669	586
Dominican Republic International Bond
5.875%, 01/30/2060		877	578
Ecuador Government International Bond
2.500%, 07/31/2023(J)		3,182	1,047
Egypt Government International Bond MTN
7.300%, 09/30/2033		917	528
Iraq Government International Bond
5.800%, 01/15/2028		768	630
Mexican Bonos
8.500%, 11/18/2038	MXN	31,260	1,402
7.750%, 11/13/2042		14,430	595
Mexico Government International Bond MTN
5.750%, 10/12/2110		$1,208	932
Nigeria Government International Bond
8.375%, 03/24/2029		847	604
7.696%, 02/23/2038		645	376
7.625%, 11/28/2047		760	422
Oman Government International Bond
6.750%, 01/17/2048		810	649
6.250%, 01/25/2031		596	555

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Republic of South Africa Government Bond
10.500%, 12/21/2026	ZAR	25,923	$1,486
8.750%, 02/28/2048		22,944	961
Turkey Government International Bond
5.750%, 05/11/2047		$1,411	845
Ukraine Government International Bond
7.375%, 09/25/2034(H)		2,795	515
0.026%, 08/01/2041(F)(H)		890	248
Total Sovereign Debt
(Cost $21,266) ($ Thousands)			15,755

LOAN PARTICIPATIONS — 3.4%
1236904 B.C. Ltd., Initial Term Loan, 1st Lien
8.615%, LIBOR + 5.500%, 03/04/2027 (F)		258	247
888 Holdings, Term Loan B, 1st Lien
8.282%, 07/08/2028		215	184
ACProducts Holdings, Inc., Initial Term Loan, 1st Lien
7.127%, LIBOR + 4.250%, 05/17/2028 (F)		31	22
ACProducts Holdings, Initial Term Loan, 1st Lien
7.127%, LIBOR + 4.250%, 05/17/2028 (F)		10	8
Aegion, 1st Lien
7.865%, 05/17/2028 (B)(F)		139	126
Agrofresh Inc., Initial Term Loan, 1st Lien
9.365%, 12/31/2024 (F)		198	195
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
5.756%, LIBOR + 3.000%, 04/22/2026 (F)		248	193
American Greetings, Term Loan, 1st Lien
7.610%, 04/06/2024		52	51
American Tire, 1st Lien
9.033%, 10/20/2028 (F)		217	201
Apollo Commercial Real Estate Finance, Inc., Term B-1 Loan, 1st Lien
6.584%, LIBOR + 3.500%, 03/11/2028 (B)(F)		197	184
Aquity Solutions, 1st Lien
8.274%, 09/13/2026 (B)		436	436
Arctic Canadian Diamond Company Ltd., Term Loan, 2nd Lien
7.500%, 12/31/2027 (B)		259	258
Aveanna Healthcare LLC, 2021 Extended Term Loan, 1st Lien
4.250%, 07/17/2028 (K)		62	49

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Aveanna Healthcare LLC, Extended Term Loan, 1st Lien
6.802%, 07/17/2028 (F)(K)	$265	$211
Boardriders Inc., Closing Date Tranche A Loan, 1st Lien
12.367%, LIBOR + 6.500%, 10/23/2023 (B)(C)(F)	47	46
Boardriders Inc., Closing Date Tranche B-2 Loan, 1st Lien
12.367%, LIBOR + 6.500%, 04/23/2024 (C)(F)	274	246
Bright Bidco, Term Loan B, 1st Lien
6.514%, LIBOR + 3.500%, 06/30/2024 (F)(K)	147	49
Carestream Take Back, 1st Lien
10.634%, CME Term SOFR + 7.500%, 09/30/2027 (B)(F)	467	467
CBAC Borrower, LLC, Term Loan B, 1st Lien
7.115%, 07/08/2024	159	156
Cenveo, 1st Lien
9.907%, 12/31/2024 (B)	95	95
ConvergeOne Holdings, Corp., Initial Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 01/04/2026 (F)	312	222
Cooper’s Hawk Intermediate Holding, LLC, Initial Term Loan, 1st Lien
9.615%, 10/31/2026 (B)(F)	235	231
Cooper's Hawk Intermediate Holding, Incremental Term Loan, 1st Lien
9.615%, 10/31/2026 (B)	45	44
Diamond Sports Group LLC, Term Loan, 1st Lien
10.696%, 05/25/2026 (F)(K)	—	—
DirecTV Financing LLC, Closing Date Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 08/02/2027 (F)	241	224
DMT Solutions Global Corporation, Term B-2 Loan, 1st Lien
10.641%, 07/02/2024 (B)(F)	103	97
DMT Solutions Global Corporation, Term Loan
10.377%, 07/02/2024 (B)(F)	89	84
DMT Solutions Global, Initial Term Loan
11.237%, LIBOR + 7.500%, 07/02/2024 (B)(F)	42	40
11.065%, LIBOR + 7.500%, 07/02/2024 (B)(F)	39	37
Domtar Corporation, Cov-Lite, 1st Lien
8.256%, 11/30/2028	13	12

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Domtar Corporation, Inital Term Loan, 1st Lien
8.256%, 11/30/2028 (F)	$95	$91
East Valley Tourist Development Authority, Term Loan, 1st Lien
11.481%, LIBOR + 8.000%, 11/23/2026 (B)(F)	172	167
Eastman Tire, Term Loan B, 1st Lien
8.365%, 11/01/2028 (F)	131	117
ELO Touch Solutions, Term Loan B, 1st Lien
10.174%, 12/14/2025 (F)	153	148
Envision Healthcare Corporation, 1st Lien
10.531%, CME Term SOFR + 7.875%, 03/31/2027 (F)	96	92
6.825%, CME Term SOFR + 4.250%, 03/31/2027 (F)	670	291
Epic Y-Grade Services, LP, Term Loan, 1st Lien
8.080%, LIBOR + 6.000%, 06/30/2027 (F)	1,158	971
Fertitta Enterntainment, LLC, Initial Term Loan B, 1st Lien
7.034%, 01/27/2029 (F)	189	175
Glass Mountain Holdings Pipeline, 1st Lien
7.300%, 10/28/2027 (C)	16	14
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
7.365%, LIBOR + 4.250%, 03/14/2025 (F)	282	244
Grab Holdings, Inc., Initial Term Loan, 1st Lien
7.620%, LIBOR + 4.500%, 01/29/2026 (F)	218	204
Hexion, 1st Lien
7.413%, 03/15/2029 (F)	269	229
J.C. Penney Corporation Inc., Term Loan, 1st Lien
5.250%, LIBOR + 4.250%, 06/23/2023 (B)(F)(H)	378	—
Jadex Inc., Refinancing Term Loan, 1st Lien
7.865%, 02/18/2028 (B)(F)	153	140
KNS Acquisition Corp., Initial Term Loan, 1st Lien
10.420%, LIBOR + 6.250%, 04/21/2027 (F)	295	275
Libbey, 1st Lien
10.455%, 11/13/2025	118	120
Lifescan Global Corporation, Initial Term Loan, 1st Lien
8.285%, LIBOR + 6.000%, 10/01/2024 (F)	987	791
LifeScan, 2nd Lien
11.287%, 10/01/2025 (F)	85	65

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Lumileds, 1st Lien
10.903%, 02/28/2023 (B)	$17	$17
Mashantucket (Western) Pequot Tribe, Term Loan B, 1st Lien
10.240%, LIBOR + 8.125%, 02/16/2025 (F)	494	488
Mavenir Systems Inc., 1st Lien
8.487%, CME Term SOFR + 5.750%, 08/18/2028 (B)(F)	79	68
Mavenir Systems Inc., Initial Term Loan, 1st Lien
7.711%, LIBOR + 4.750%, 08/18/2028 (B)(F)	285	244
Mcgraw-Hill Education Inc., Initial Term Loan, 1st Lien
8.316%, 07/28/2028 (F)	282	260
Mozart Debt Merger, Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 10/23/2028 (F)	197	181
Newport Parent, Inc., Initial Term Loan, 1st Lien
8.750%, 12/10/2027 (F)	226	217
Onex TSG Intermediate Corp., Initial Term Loan, 1st Lien
7.865%, 02/28/2028 (F)	193	169
Peraton Corp., Term B Loan, 1st Lien
6.865%, LIBOR + 3.750%, 02/01/2028 (F)	198	188
PLNTF Holdings Inc., 1st Lien
11.602%, 03/22/2026 (B)	202	192
Pluto Acquistion I, Inc., 1st Lien
6.076%, 06/22/2026 (B)(K)	78	68
Premier Brands Group Holdings, LLC, Term Loan, 1st Lien
11.115%, LIBOR + 8.000%, 03/20/2024 (C)(F)	82	67
11.052%, LIBOR + 8.000%, 03/20/2024 (C)(F)	112	91
Quantum Health, Inc., Amendment No. 1 Refinancing Term Loan, 1st Lien
8.174%, 12/22/2027 (B)(F)	147	137
Radar Bidco SARL, Initial Term Loan, 1st Lien
10.000%, 12/16/2024 (F)	—	—
Revlon Consumer Products Corp., 2016 Term Loan, 1st Lien
5.576%, LIBOR + 3.500%, 09/07/2023 (F)	897	350
RXB Holdings Inc., Initial Term Loan, 1st Lien
6.609%, 12/20/2027 (B)(F)	210	198
S&S Holdings, LLC, Cov-Lite, 1st Lien
7.783%, 03/11/2028 (F)	7	7

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
S&S Holdings, LLC, Initial Term Loan, 1st Lien
7.783%, LIBOR + 5.000%, 03/11/2028 (F)	$279	$268
Spencer Gifts LLC (Spirit Halloween Superstores LLC), Term Loan, 1st Lien
8.806%, 06/19/2026	208	202
Springs Window Fashions LLC, Tranche B Term Loan, 1st Lien
7.602%, LIBOR + 4.000%, 10/06/2028 (F)	318	248
Syniverse Holdings, Initial Term Loan, 1st Lien
10.553%, CME Term SOFR + 7.000%, 05/13/2027 (F)	545	466
Team Health Holdings Inc., Extended Term Loan, 1st Lien
8.284%, CME Term SOFR + 5.250%, 03/02/2027 (F)	500	425
Travelport Finance (Luxembourg) S.a.r.l., 2021 Consented Term Loan, 1st Lien
8.674%, LIBOR + 5.000%, 05/29/2026 (F)(K)	269	188
Travelport Finance (Luxembourg) Sarl, Initial Term Loan (Priority), 1st Lien
5.174%, LIBOR + 1.500%, 02/28/2025 (F)(K)	128	126
VC GB Holdings Corp, Initial Term Loan, 1st Lien
6.377%, 07/21/2028 (F)	283	246
Vida Capital, Term Loan
9.115%, 10/01/2026	171	131
WW International, Inc., Intial Term Loan, 1st Lien
6.620%, 04/13/2028	35	24
Total Loan Participations
(Cost $15,415) ($ Thousands)		13,815
	Shares
FOREIGN COMMON STOCK — 2.3%
Australia — 0.3%
South32 Ltd	430,262	1,027
Belgium — 0.1%
X-Fab Silicon Foundries *	45,423	225
Canada — 0.2%
Athabasca Oil *	16,008	25
NexGen Energy *	131,430	482

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Yamana Gold	28,533	$129
		636
China — 0.4%
Alibaba Group Holding Ltd ADR *	3,776	302
Autohome Inc ADR (A)	9,592	276
JD.com ADR	4,561	229
JD.com, Cl A (A)	13,692	345
Meituan, Cl B *(A)	21,100	444
Trip.com Group ADR *	4,461	122
		1,718
France — 0.0%
Cellectis SA ADR *	10,977	25

Hong Kong — 0.0%
Melco Resorts & Entertainment Ltd ADR *	2,692	18

Israel — 0.9%
Tower Semiconductor Ltd *	78,853	3,465

Japan — 0.1%
Nintendo Co Ltd (A)	12,000	484

Macao — 0.0%
MGM China Holdings Ltd *	29,179	16
Sands China Ltd *	12,870	32
Wynn Macau Ltd *	21,701	14
		62
Netherlands — 0.1%
Adyen NV *(A)	257	320

South Africa — 0.0%
Gold Fields ADR	13,905	113

South Korea — 0.0%
Magnachip Semiconductor *	18,960	194

Spain — 0.0%
Obrascon Huarte Lain *	21,870	11

Taiwan — 0.2%
Silicon Motion Technology Corp ADR	10,756	701

United Kingdom — 0.0%
Achilles Therapeutics ADR	39,027	88

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Autolus Therapeutics ADR *	9,379	$20
		108
Total Foreign Common Stock
(Cost $11,062) ($ Thousands)		9,107

	Face Amount (Thousands)
ASSET-BACKED SECURITIES — 0.4%
Other Asset-Backed Securities — 0.4%
CFIP CLO, Ser 2021-1A, Cl D
6.250%, ICE LIBOR USD 3 Month + 3.540%, 01/20/2035(D)(F)	$250	211
Marathon CLO, Ser 2021-17A, Cl C
6.820%, ICE LIBOR USD 3 Month + 4.110%, 01/20/2035(D)(F)	250	207
Octagon Investment Partners 43, Ser 2019-1A, Cl D
6.683%, ICE LIBOR USD 3 Month + 3.900%, 10/25/2032(D)(F)	250	225
Sound Point CLO XXIX, Ser 2021-1A, Cl D
6.283%, ICE LIBOR USD 3 Month + 3.500%, 04/25/2034(D)(F)	250	212
STWD, Ser 2021-FL2, Cl D
5.739%, ICE LIBOR USD 1 Month + 2.800%, 04/18/2038(D)(F)	100	93
STWD, Ser 2021-FL2, Cl E
6.489%, ICE LIBOR USD 1 Month + 3.550%, 04/18/2038(D)(F)	100	95
TRTX, Ser 2021-FL4, Cl D
6.539%, ICE LIBOR USD 1 Month + 3.600%, 03/15/2038(D)(F)	100	94
TRTX, Ser 2021-FL4, Cl E
7.289%, ICE LIBOR USD 1 Month + 4.350%, 03/15/2038(D)(F)	100	93
Venture XVII CLO, Ser 2018-17A, Cl DRR
5.332%, ICE LIBOR USD 3 Month + 2.820%, 04/15/2027(D)(F)	200	181
Total Asset-Backed Securities
(Cost $1,595) ($ Thousands)		1,411

CONVERTIBLE BONDS — 0.2%
Avaya
8.000% , 12/15/2027	330	212
Liberty Interactive
4.000% , 11/15/2029	38	17
3.750% , 02/15/2030	229	108

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CONVERTIBLE BONDS (continued)
Liberty Latin America
2.000% , 07/15/2024	$265	$232
North Sea Natural Resources
0.000%, (B)(E)	94	94
Pebblebrook Hotel Trust
1.750% , 12/15/2026	115	98
Silver Airways LLC
13.000% , 12/31/2027(B)	231	231
Total Convertible Bonds
(Cost $1,199) ($ Thousands)		992
	Shares
PREFERRED STOCK — 0.2%
Consumer Discretionary — 0.1%
Boardriders Inc., Ser A *(B)(C)(E)	25,646	30
Bowlero *(B)(E)	290	290
Guitar Center *(B)(C)(E)	39	3
		323
Information Technology — 0.1%
Syniverse *(B)(E)	437,282	420
Materials — 0.0%
Libbey Glass Inc. *(B)(E)	766	88
Total Preferred Stock
(Cost $798) ($ Thousands)		831
	Number of Warrants
WARRANTS — 0.2%
10X Capital Venture Acquisition III, Expires 01/03/2028
Strike Price $11.50 *	1,430	–
Accretion Acquisition, Expires 02/22/2023
Strike Price $11.50 *	46,548	2
Achari Ventures Holdings I, Expires 08/08/2026
Strike Price $11.50 *	48,686	3
Advanced Merger Partners, Expires 07/03/2026
Strike Price $11.50 *	42	–
Aequi Acquisition, Expires 12/03/2027
Strike Price $11.50 *	16,618	1
Aesther Healthcare Acquisition, Expires 01/22/2023
Strike Price $11.50 *	9,269	2
Aetherium Acquisition, Expires 01/24/2028
Strike Price $11.50 *	15,770	2
AF Acquisition, Expires 04/03/2028
Strike Price $11.50 *	13,087	1

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Agile Growth, Expires 01/03/2028
Strike Price $11.50 *	3,539	$–
Alpha Partners Technology Merger, Expires 04/03/2028
Strike Price $11.50 *	7,178	1
ALSP Orchid Acquisition I, Expires 12/03/2028
Strike Price $11.50 *	18,864	2
AltEnergy Acquisition, Expires 02/09/2023
Strike Price $11.50 *	197	–
Altimar Acquisition III, Expires 01/03/2029
Strike Price $11.50 *	2,861	–
AMERICAS TECHNOLOGY ACQUISITION CORP, Expires 01/03/2028
Strike Price $11.50 *	3,276	–
Andretti Acquisition, Expires 03/26/2028
Strike Price $11.50 *	4,420	–
Anzu Special Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	23,125	1
AP Acquisition, Expires 12/10/2026
Strike Price $11.50 *	1	–
Apeiron Capital Investment, Expires 06/27/2023
Strike Price $11.50 *	4,384	–
Apollo Strategic Growth Capital II, Expires 01/03/2028
Strike Price $11.50 *	11,383	1
APx Acquisition I, Expires 08/22/2028
Strike Price $11.50 *	21,464	1
Ares Acquisition, Expires 01/03/2028
Strike Price $11.50 *	41	–
Armada Acquisition I, Expires 01/05/2023
Strike Price $11.50 *	6,659	1
Arrowroot Acquisition, Expires 03/05/2026
Strike Price $11.50 *	20,183	1
Artemis Strategic Investment, Expires 02/15/2023
Strike Price $11.50 *	5,458	–
Astrea Acquisition, Expires 01/16/2026
Strike Price $11.50 *	26,958	–
Athena Technology Acquisition II, Expires 10/20/2028
Strike Price $11.50 *	882	–
Athlon Acquisition, Expires 03/08/2026
Strike Price $11.50 *	69,862	3
Atlantic Avenue Acquisition, Expires 10/09/2027
Strike Price $11.50 *	54,602	1
Atlantic Coastal Acquisition II, Expires 06/05/2028
Strike Price $11.50 *	28,860	2

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Ault Disruptive Technologies, Expires 06/23/2028
Strike Price $11.50 *	9,462	$–
Aurora Acquisition, Expires 01/03/2029
Strike Price $11.50 *	92	–
Austerlitz Acquisition I, Expires 02/22/2026
Strike Price $11.50 *	31,735	3
Austerlitz Acquisition II, Expires 01/03/2028
Strike Price $11.50 *	130,788	13
Authentic Equity Acquisition, Expires 01/03/2028
Strike Price $11.50 *	46,561	2
Avalon Acquisition, Expires 03/01/2023
Strike Price $11.50 *	52,788	5
Bannix Acquisition, Expires 02/22/2023
Strike Price $11.50 *	53,650	2
Banyan Acquisition, Expires 10/03/2028
Strike Price $11.50 *	1,640	–
Battery Future Acquisition, Expires 05/29/2028
Strike Price $11.50 *	2,625	–
Belong Acquisition, Expires 01/03/2028
Strike Price $11.50 *	2,180	–
Berenson Acquisition I, Expires 08/04/2026
Strike Price $11.50 *	141	–
Big Sky Growth Partners, Expires 03/01/2023
Strike Price $11.50 *	938	–
BioPlus Acquisition, Expires 07/22/2028
Strike Price $11.50 *	23,541	2
Biotech Acquisition, Expires 12/03/2027
Strike Price $11.50 *	74,558	5
Bite Acquisition, Expires 01/03/2028
Strike Price $11.50 *	30,877	2
Black Spade Acquisition, Expires 07/02/2023
Strike Price $11.50 *	2,024	–
Blockchain Coinvestors Acquisition I, Expires 11/04/2028
Strike Price $11.50 *	3,124	–
Blockchain Moon Acquisition, Expires 10/17/2026
Strike Price $11.50 *	4,486	–
Blue Ocean Acquisition, Expires 10/24/2028
Strike Price $11.50 *	31,134	4
BlueRiver Acquisition, Expires 01/07/2026
Strike Price $11.50 *	5,848	–
BOA Acquisition, Expires 02/25/2028
Strike Price $11.50 *	5,127	1
Build Acquisition, Expires 05/02/2023
Strike Price $11.50 *	16,806	1

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Bullpen Parlay Acquisition, Expires 12/06/2026
Strike Price $11.50 *	10,366	$1
BurTech Acquisition, Expires 12/21/2026
Strike Price $11.50 *	62,789	4
BYTE Acquisition, Expires 01/03/2029
Strike Price $11.50 *	18,478	1
Capitalworks Emerging Markets Acquisition, Expires 04/30/2028
Strike Price $11.50 *	21,895	2
Carney Technology Acquisition II, Expires 12/03/2027
Strike Price $11.50 *	7,126	–
Catcha Investment, Expires 01/03/2028
Strike Price $11.50 *	11,652	–
CC Neuberger Principal Holdings III, Expires 01/03/2028
Strike Price $11.50 *	100	–
CENAQ Energy, Expires 01/03/2028
Strike Price $11.50 *	74,904	13
CF Acquisition IV, Expires 12/17/2025
Strike Price $11.50 *	925	–
CF Acquisition VIII, Expires 01/03/2028
Strike Price $11.50 *	2,768	–
Churchill Capital V, Expires 11/01/2027
Strike Price $11.50 *	22,583	2
Churchill Capital VI, Expires 01/03/2028
Strike Price $11.50 *	14,796	2
Churchill Capital VII, Expires 03/03/2028
Strike Price $11.50 *	56,400	8
CIIG Capital Partners II, Expires 03/02/2028
Strike Price $11.50 *	82,526	9
Clarim Acquisition, Expires 01/03/2028
Strike Price $11.50 *	28,544	1
Class Acceleration, Expires 04/03/2028
Strike Price $11.50 *	19,629	–
Colicity, Expires 01/03/2028
Strike Price $11.50 *	930	–
Colombier Acquisition, Expires 01/03/2029
Strike Price $11.50 *	1,759	–
Colonnade Acquisition II, Expires 01/03/2028
Strike Price $11.50 *	1,849	–
Consilium Acquisition I, Expires 06/04/2027
Strike Price $11.50 *	39,874	2
Constellation Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	24,013	1
COVA Acquisition, Expires 01/03/2028
Strike Price $11.50 *	77,037	2
Crescera Capital Acquisition, Expires 04/23/2028
Strike Price $11.50 *	3,568	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Crown PropTech Acquisitions, Expires 01/03/2028
Strike Price $11.50 *	2,915	$–
Crystal Peak Acquisition, Expires 06/25/2026
Strike Price $11.50 *	6,877	4
D & Z Media Acquisition, Expires 01/03/2028
Strike Price $11.50 *	11,388	–
Data Knights Acquisition, Expires 01/03/2029
Strike Price $11.50 *	23,366	1
Deep Lake Capital Acquisition, Expires 01/03/2028
Strike Price $11.50 *	8,691	–
DHB Capital, Expires 03/18/2028
Strike Price $11.50 *	9,027	1
DHC Acquisition, Expires 01/03/2028
Strike Price $11.50 *	19,917	2
Digital Health Acquisition, Expires 10/17/2023
Strike Price $11.50 *	18,267	3
Digital Transformation Opportunities, Expires 04/03/2028
Strike Price $11.50 *	24,294	2
Disruptive Acquisition I, Expires 03/09/2026
Strike Price $11.50 *	82	–
East Resources Acquisition, Expires 07/04/2027
Strike Price $11.50 *	33,264	5
Edify Acquisition, Expires 01/03/2028
Strike Price $11.50 *	22,125	2
EG Acquisition, Expires 05/31/2028
Strike Price $11.50 *	1,261	–
Empowerment & Inclusion Capital I, Expires 01/03/2028
Strike Price $11.50 *	22,282	1
Endurance Acquisition, Expires 03/02/2023
Strike Price $11.50 *	290	–
Energem, Expires 03/13/2023
Strike Price $11.50 *	39,604	4
Enphys Acquisition, Expires 07/18/2024
Strike Price $11.50 *	4,145	–
EQ Health Acquisition, Expires 02/05/2028
Strike Price $11.50 *	11,911	1
EVe Mobility Acquisition, Expires 05/15/2028
Strike Price $11.50 *	1,253	–
Everest Consolidator Acquisition, Expires 07/22/2028
Strike Price $11.50 *	303	–
Evo Acquisition, Expires 01/03/2028
Strike Price $11.50 *	12,855	–

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Financial Strategies Acquisition, Expires 04/03/2028
Strike Price $11.50 *	137,665	$6
Finnovate Acquisition, Expires 04/18/2023
Strike Price $11.50 *	32,229	2
FinServ Acquisition II, Expires 02/20/2026
Strike Price $11.50 *	160	–
Fintech Ecosystem Development, Expires 01/03/2029
Strike Price $11.50 *	3,756	–
Fintech Evolution Acquisition Group, Expires 04/03/2028
Strike Price $11.50 *	5,940	1
Forest Road Acquisition II, Expires 01/18/2026
Strike Price $11.50 *	3,241	–
Fortistar Sustainable Solutions, Expires 01/03/2028
Strike Price $11.50 *	28,967	2
Fortress Capital Acquisition, Expires 01/03/2028
Strike Price $11.50 *	798	–
Fortress Value Acquisition III, Expires 01/03/2028
Strike Price $11.50 *	129	–
Fortress Value Acquisition IV, Expires 03/21/2028
Strike Price $11.50 *	5,187	1
Forum Merger IV, Expires 01/03/2028
Strike Price $11.50 *	227	–
FOXO Technologies, Expires 08/04/2027
Strike Price $11.50 *	24,076	3
Freedom Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	14,213	2
FTAC Athena Acquisition, Expires 03/04/2026
Strike Price $11.50 *	5,706	–
FTAC Hera Acquisition, Expires 01/03/2028
Strike Price $11.50 *	5,925	–
Fusion Acquisition II, Expires 01/03/2028
Strike Price $11.50 *	50,684	3
G Squared Ascend II, Expires 01/03/2027
Strike Price $11.50 *	3,633	–
G&P Acquisition, Expires 03/08/2027
Strike Price $11.50 *	25,088	1
Galata Acquisition, Expires 01/03/2029
Strike Price $11.50 *	2,861	1
Games & Esports Experience Acquisition, Expires 10/24/2028
Strike Price $11.50 *	1,312	–
Gaming & Hospitality Acquisition, Expires 02/07/2028
Strike Price $11.50 *	3,738	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Gardiner Healthcare Acquisitions, Expires 08/02/2028
Strike Price $11.50 *	1,251	$–
GigCapital5, Expires 01/03/2029
Strike Price $11.50 *	86,668	2
Gladstone Acquisition, Expires 01/03/2028
Strike Price $11.50 *	10,821	1
Global Consumer Acquisition, Expires 01/03/2028
Strike Price $11.50 *	50,399	3
Global Partner Acquisition II, Expires 01/03/2028
Strike Price $11.50 *	1,948	–
Globalink Investment, Expires 12/06/2026
Strike Price $11.50 *	121,483	7
Goal Acquisitions, Expires 02/14/2026
Strike Price $11.50 *	99,008	4
GoGreen Investments, Expires 06/07/2023
Strike Price $11.50 *	1,048	–
Golden Arrow Merger, Expires 08/03/2026
Strike Price $11.50 *	7,511	–
Golden Falcon Acquisition, Expires 11/07/2026
Strike Price $11.50 *	10,745	1
Gores Technology Partners II, Expires 01/03/2028
Strike Price $11.50 *	2,708	1
Greenfire Resources, Expires 08/15/2026
Strike Price $– *(B)	272	108
Growth For Good Acquisition, Expires 11/15/2026
Strike Price $11.50 *	4,200	–
GSR II Meteora Acquisition, Expires 07/25/2023
Strike Price $11.50 *	4,835	1
Guitar Center, Expires 12/22/2070
Strike Price $100.00 *(B)(C)	574	54
Guitar Center, Expires 12/22/2070
Strike Price $160.00 *(B)(C)	574	32
GX Acquisition II, Expires 01/03/2029
Strike Price $11.50 *	27,127	2
Hamilton Lane Alliance Holdings I, Expires 01/11/2026
Strike Price $11.50 *	74	–
HCM ACQUISITION CORP, Expires 01/03/2028
Strike Price $11.50 *	11,149	1
Healthcare AI Acquisition, Expires 12/17/2026
Strike Price $11.50 *	2,113	–
Healthcare Services Acquisition, Expires 01/03/2028
Strike Price $11.50 *	15,656	–

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Healthwell Acquisition I, Expires 08/08/2028
Strike Price $11.50 *	6,557	$1
Heartland Media Acquisition, Expires 10/24/2027
Strike Price $1.00 *	446	–
Hennessy Capital Investment V, Expires 01/14/2026
Strike Price $11.50 *	3,467	–
HH&L Acquisition, Expires 02/07/2026
Strike Price $11.50 *	27,521	1
HumanCo Acquisition, Expires 01/03/2028
Strike Price $11.50 *	5,242	–
Hunt Acquisition I, Expires 01/03/2029
Strike Price $11.50 *	24	–
Inception Growth Acquisition, Expires 10/18/2026
Strike Price $11.50 *	21,147	1
Industrial Human Capital, Expires 01/03/2029
Strike Price $11.50 *	18,304	–
Industrial Tech Acquisitions II, Expires 01/03/2029
Strike Price $11.50 *	989	–
Innovative International Acquisition, Expires 04/06/2023
Strike Price $11.50 *	14,787	–
INSU Acquisition III, Expires 01/03/2027
Strike Price $11.50 *	7,112	–
International Media Acquisition, Expires 01/03/2029
Strike Price $11.50 *	48,378	2
InterPrivate II Acquisition, Expires 01/03/2029
Strike Price $11.50 *	1,533	–
InterPrivate IV InfraTech Partners, Expires 01/03/2028
Strike Price $11.50 *	1,437	–
Investcorp Europe Acquisition I, Expires 11/26/2028
Strike Price $11.50 *	7,230	–
Itiquira Acquisition, Expires 01/03/2028
Strike Price $11.50 *	2,437	–
Jack Creek Investment, Expires 01/03/2028
Strike Price $11.50 *	10,265	3
Jaws Hurricane Acquisition, Expires 02/26/2023
Strike Price $11.50 *	70	–
Jaws Mustang Acquisition, Expires 02/02/2026
Strike Price $11.50 *	22,188	2

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
JOFF Fintech Acquisition, Expires 01/03/2028
Strike Price $11.50 *	1,782	$–
Jupiter Acquisition, Expires 08/20/2028
Strike Price $11.50 *	19	–
Kadem Sustainable Impact, Expires 03/19/2026
Strike Price $11.50 *	11,709	–
Kairos Acquisition, Expires 01/03/2028
Strike Price $11.50 *	51,794	2
Kairous Acquisition ltd, Expires 09/18/2026
Strike Price $11.50 *	1,301	–
Kalera, Expires 07/01/2027
Strike Price $11.50 *	36,300	4
Kensington Capital Acquisition V, Expires 07/22/2023
Strike Price $11.50 *	861	–
Kernel Group Holdings, Expires 02/03/2027
Strike Price $11.50 *	35,870	1
Kimbell Tiger Acquisition, Expires 09/18/2028
Strike Price $11.50 *	1,312	–
KINS Technology Group, Expires 01/03/2026
Strike Price $11.50 *	3,480	–
KKR Acquisition Holdings I, Expires 01/03/2028
Strike Price $11.50 *	22,011	3
KL Acquisition, Expires 01/15/2028
Strike Price $11.50 *	1,218	–
KnightSwan Acquisition, Expires 07/24/2028
Strike Price $1.00 *	1,312	–
L Catterton Asia Acquisition, Expires 03/18/2026
Strike Price $11.50 *	17,352	1
LAMF Global Ventures I, Expires 04/07/2023
Strike Price $11.50 *	72	–
LDH Growth I, Expires 01/03/2029
Strike Price $11.50 *	4,517	–
Lead Edge Growth Opportunities, Expires 01/03/2029
Strike Price $11.50 *	1,105	–
Leo Holdings II, Expires 01/10/2028
Strike Price $11.50 *	37,876	1
Levere Holdings, Expires 01/03/2029
Strike Price $11.50 *	4,074	–
LF Capital Acquisition II, Expires 01/10/2026
Strike Price $11.50 *	276	–
Liberty Resources Acquisition, Expires 11/03/2028
Strike Price $11.50 *	35,149	3

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Live Oak Mobility Acquisition, Expires 03/07/2028
Strike Price $11.50 *	1,206	$–
LMF Acquisition Opportunities, Expires 01/29/2026
Strike Price $11.50 *	4,850	–
Longview Acquisition II, Expires 05/13/2026
Strike Price $11.50 *	2,713	–
M3-Brigade Acquisition II, Expires 01/03/2028
Strike Price $11.50 *	14,548	1
Macondray Capital Acquisition I, Expires 05/20/2026
Strike Price $11.50 *	7,733	1
Magnum Opus Acquisition, Expires 01/03/2028
Strike Price $11.50 *	4,145	1
Marblegate Acquisition, Expires 12/12/2022
Strike Price $11.50 *	2,152	–
Marlin Technology, Expires 03/08/2026
Strike Price $11.50 *	3,727	–
Mason Industrial Technology, Expires 01/03/2028
Strike Price $11.50 *	12,791	1
Maxpro Capital Acquisition, Expires 01/25/2023
Strike Price $11.50 *	45,043	5
McLaren Technology Acquisition, Expires 03/06/2023
Strike Price $11.50 *	1,312	–
MDH Acquisition, Expires 02/05/2028
Strike Price $11.50 *	5,513	–
Mercato Partners Acquisition, Expires 12/31/2026
Strike Price $11.50 *	780	–
Mercury Ecommerce Acquisition, Expires 03/28/2023
Strike Price $11.50 *	21,457	1
Minority Equality Opportunities Acquisition, Expires 05/02/2023
Strike Price $11.50 *	95,508	8
Mission Advancement, Expires 01/03/2029
Strike Price $11.50 *	140,664	4
Monterey Bio Acquisition, Expires 06/10/2023
Strike Price $11.50 *	30,129	2
Monument Circle Acquisition, Expires 01/03/2028
Strike Price $11.50 *	59,096	2
Motive Capital II, Expires 05/18/2028
Strike Price $11.50 *	263	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Mount Rainier Acquisition, Expires 12/07/2022
Strike Price $11.50 *	55,441	$8
MSD Acquisition, Expires 05/16/2023
Strike Price $11.50 *	4,246	–
Murphy Canyon Acquisition, Expires 02/06/2027
Strike Price $11.50 *	3,281	–
Music Acquisition, Expires 02/08/2028
Strike Price $11.50 *	17,039	1
New Vista Acquisition, Expires 01/03/2028
Strike Price $11.50 *	13	–
Newbury Street Acquisition, Expires 01/03/2028
Strike Price $11.50 *	836	–
NightDragon Acquisition, Expires 01/03/2028
Strike Price $11.50 *	10,126	1
Noble Corp., Expires 02/08/2028
Strike Price $19.27 *	1,235	16
Noble Corp., Expires 02/08/2028
Strike Price $23.13 *	1,235	15
Noble Rock Acquisition, Expires 01/03/2028
Strike Price $11.50 *	12,133	1
Nogin, Expires 08/29/2027
Strike Price $11.50 *	14,619	1
Northern Star Investment II, Expires 02/03/2028
Strike Price $11.50 *	4,726	–
Northern Star Investment III, Expires 02/28/2028
Strike Price $11.50 *	5,816	–
Northern Star Investment IV, Expires 01/03/2028
Strike Price $11.50 *	2,543	–
Nova Vision Acquisition, Expires 01/03/2029
Strike Price $11.50 *	18,235	–
OCA Acquisition, Expires 01/03/2028
Strike Price $11.50 *	21,124	1
OceanTech Acquisitions I, Expires 05/13/2026
Strike Price $11.50 *	25,157	2
OmniLit Acquisition, Expires 11/11/2026
Strike Price $11.50 *	5,046	–
One Equity Partners Open Water I, Expires 01/03/2028
Strike Price $11.50 *	42,048	2
Orion Acquisition, Expires 02/22/2026
Strike Price $11.50 *	8,749	–
Osiris Acquisition, Expires 05/04/2028
Strike Price $11.50 *	11,293	1
Oxbridge Acquisition, Expires 01/22/2023
Strike Price $11.50 *	46,667	2

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Oxus Acquisition, Expires 01/30/2023
Strike Price $11.50 *	1,312	$–
Oyster Enterprises Acquisition, Expires 01/03/2028
Strike Price $11.50 *	43,484	7
Parabellum Acquisition, Expires 03/29/2023
Strike Price $11.50 *	51,450	2
Parsec Capital Acquisitions, Expires 01/08/2023
Strike Price $11.50 *	39,333	1
Pathfinder Acquisition, Expires 01/03/2028
Strike Price $11.50 *	2,000	–
Pearl Holdings Acquisition, Expires 12/18/2026
Strike Price $11.50 *	10,050	1
PepperLime Health Acquisition, Expires 03/31/2023
Strike Price $11.50 *	3,250	–
Perception Capital II, Expires 01/03/2029
Strike Price $11.50 *	4,804	–
Peridot Acquisition II, Expires 05/03/2028
Strike Price $11.50 *	2,184	–
Phoenix Biotech Acquisition, Expires 09/04/2026
Strike Price $11.50 *	1,375	–
Pine Technology Acquisition, Expires 04/03/2028
Strike Price $11.50 *	9,599	–
Pioneer Merger, Expires 01/03/2028
Strike Price $11.50 *	14,036	–
Plum Acquisition I, Expires 01/03/2029
Strike Price $11.50 *	1,134	–
PMV Consumer Acquisition, Expires 09/03/2027
Strike Price $11.50 *	3,027	–
Pono Capital, Expires 12/19/2022
Strike Price $11.50 *	43,850	2
Pontem, Expires 01/03/2028
Strike Price $11.50 *	3,784	–
Powered Brands, Expires 01/03/2028
Strike Price $11.50 *	4,783	–
Prime Impact Acquisition I, Expires 10/04/2030
Strike Price $11.50 *	54,583	3
Priveterra Acquisition, Expires 01/03/2028
Strike Price $11.50 *	11,680	1
Progress Acquisition, Expires 01/03/2028
Strike Price $11.50 *	33,151	3
PROOF Acquisition I, Expires 12/06/2028
Strike Price $11.50 *	2,625	–
Property Solutions Acquisition II, Expires 03/04/2026
Strike Price $11.50 *	11,917	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Prospector Capital, Expires 01/04/2025
Strike Price $11.50 *	8,397	$–
Provident Acquisition, Expires 01/15/2026
Strike Price $11.50 *	9,924	3
Recharge Acquisition, Expires 10/08/2027
Strike Price $11.50 *	49,703	–
RMG Acquisition III, Expires 01/03/2028
Strike Price $11.50 *	6,388	1
Rosecliff Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	3,937	–
RXR Acquisition, Expires 03/11/2026
Strike Price $11.50 *	963	–
Sanaby Health Acquisition I, Expires 08/02/2028
Strike Price $11.50 *	5,458	–
Sandbridge X2, Expires 01/03/2028
Strike Price $11.50 *	18,760	1
Science Strategic Acquisition Alpha, Expires 01/03/2028
Strike Price $11.50 *	11,858	1
ScION Tech Growth I, Expires 11/04/2025
Strike Price $11.50 *	30,557	1
ScION Tech Growth II, Expires 01/31/2026
Strike Price $11.50 *	9,805	1
SCP & CO Healthcare Acquisition, Expires 01/30/2028
Strike Price $11.50 *	23,962	1
Seaport Global Acquisition II, Expires 11/20/2026
Strike Price $11.50 *	29,322	4
Semper Paratus Acquisition, Expires 11/07/2026
Strike Price $11.50 *	925	–
Senior Connect Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	13,932	–
Shelter Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	6,990	1
Sierra Lake Acquisition, Expires 04/03/2028
Strike Price $11.50 *	17	–
SILVER AIRWAYS WARRANTS
Strike Price $– ‡‡	0	–
Silver Spike Acquisition II, Expires 03/01/2026
Strike Price $11.50 *	3,661	–
Sizzle Acquisition, Expires 03/15/2026
Strike Price $11.50 *	4,038	–
Slam, Expires 01/03/2028
Strike Price $11.50 *	13,622	1
Spindletop Health Acquisition, Expires 01/03/2029
Strike Price $11.50 *	235	–

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
SportsTek Acquisition, Expires 01/03/2028
Strike Price $11.50 *	36,919	$2
Spree Acquisition 1, Expires 12/25/2028
Strike Price $11.50 *	11,933	1
SpringBig Holdings, Expires 06/17/2027
Strike Price $11.50 *	2,210	–
Springwater Special Situations, Expires 04/15/2026
Strike Price $11.50 *	3,030	–
StoneBridge Acquisition, Expires 03/01/2023
Strike Price $11.50 *	25,770	1
Stratim Cloud Acquisition, Expires 03/08/2026
Strike Price $11.50 *	10,006	1
Summit Healthcare Acquisition, Expires 05/06/2023
Strike Price $11.50 *	31	–
Sustainable Development Acquisition I, Expires 01/03/2029
Strike Price $11.50 *	878	–
SVF Investment, Expires 01/03/2028
Strike Price $11.50 *	38	–
Swiftmerge Acquisition, Expires 06/20/2028
Strike Price $11.50 *	3,398	–
Tailwind Acquisition, Expires 09/10/2027
Strike Price $11.50 *	22,553	2
Tailwind International Acquisition, Expires 03/04/2028
Strike Price $11.50 *	108,719	3
Talon 1 Acquisition, Expires 04/21/2023
Strike Price $11.50 *	12,503	1
Target Global Acquisition I, Expires 01/03/2028
Strike Price $1.00 *	961	–
Tastemaker Acquisition, Expires 01/03/2026
Strike Price $11.50 *	3,311	–
TB Acquisition, Expires 03/28/2028
Strike Price $11.50 *	9,183	–
TCW Special Purpose Acquisition
Strike Price $11.50 ‡‡	7,800	–
Tech and Energy Transition, Expires 01/03/2028
Strike Price $11.50 *	30,080	2
Technology & Telecommunication Acquisition, Expires 02/18/2027
Strike Price $11.50 *	3,937	–
TG Venture Acquisition, Expires 08/16/2023
Strike Price $11.50 *	21,532	1
Thrive Acquisition, Expires 03/12/2023
Strike Price $11.50 *	3,143	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Thunder Bridge Capital Partners III, Expires 02/18/2028
Strike Price $11.50 *	1,073	$–
TLG Acquisition One, Expires 01/28/2028
Strike Price $11.50 *	36,511	2
TLGY Acquisition, Expires 01/17/2028
Strike Price $11.50 *	7,284	1
Trine II Acquisition, Expires 01/03/2028
Strike Price $11.50 *	4,586	1
Tristar Acquisition I, Expires 01/03/2029
Strike Price $11.50 *	80	–
Twelve Seas Investment II, Expires 03/05/2028
Strike Price $11.50 *	24,081	1
TZP Strategies Acquisition, Expires 01/03/2028
Strike Price $11.50 *	43,570	4
VectoIQ Acquisition II, Expires 01/03/2028
Strike Price $11.50 *	66	–
VPC Impact Acquisition Holdings II, Expires 01/03/2028
Strike Price $11.50 *	3,842	–
Wag! Group, Expires 08/02/2027
Strike Price $11.50 *	1,991	–
Warburg Pincus Capital I-A, Expires 01/03/2028
Strike Price $11.50 *	263	–
Warburg Pincus Capital I-B, Expires 03/12/2026
Strike Price $11.50 *	1,386	–
Williams Rowland Acquisition, Expires 12/28/2022
Strike Price $11.50 *	68,930	4
Windstream Services
Strike Price $– *‡‡(B)	5,809	89
WinVest Acquisition, Expires 02/22/2023
Strike Price $11.50 *	46,640	3
World Quantum Growth Acquisition, Expires 01/03/2029
Strike Price $11.50 *	2,724	–
Worldwide Webb Acquisition, Expires 03/30/2023
Strike Price $11.50 *	80	–
XPAC Acquisition, Expires 05/16/2027
Strike Price $11.50 *	9,469	1
Z-Work Acquisition, Expires 01/07/2026
Strike Price $11.50 *	32,168	1
Total Warrants
(Cost $2,487) ($ Thousands)		636

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITY — 0.1%
Non-Agency Mortgage-Backed Obligations — 0.1%
BX Commercial Mortgage Trust, Ser 2022-CSMO, Cl D
7.183%, TSFR1M + 4.337%, 06/15/2027(D)(F)	$245	$240
Total Mortgage-Backed Security
(Cost $244) ($ Thousands)		240

	Shares
CASH EQUIVALENTS — 30.9%
Morgan Stanley Institutional Liquidity Fund Treasury Securities Portfolio, Institutional Share Class
2.510%**	6,512,011	6,512
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†(A)	117,844,471	117,844
Total Cash Equivalents
(Cost $124,356) ($ Thousands)		124,356

PURCHASED OPTIONS — 0.6%
Total Purchased Options
(Cost $2,661) ($ Thousands)		2,591
Total Investments in Securities — 96.4%
(Cost $414,512) ($ Thousands)		$388,339

COMMON STOCK SOLD SHORT— (8.6)%
Communication Services — (0.2)%
ROBLOX Corp, Cl A *	(7,133)	(256)
Trade Desk Inc/The, Cl A *	(9,876)	(590)
		(846)
Consumer Discretionary — (2.8)%
Airbnb Inc, Cl A *	(2,872)	(302)
Brunswick Corp/DE	(5,813)	(380)
Crocs Inc *	(8,764)	(602)
DR Horton Inc	(7,884)	(531)
DraftKings Inc, Cl A *	(18,035)	(273)
Duolingo, Cl A *	(1,714)	(163)
Floor & Decor Holdings Inc, Cl A *	(8,270)	(581)
Fox Factory Holding Corp *	(2,857)	(226)
Home Depot Inc/The	(4,498)	(1,241)
Lennar Corp, Cl A	(17,104)	(1,275)
Lowe's Cos Inc	(6,490)	(1,219)
Pool Corp	(1,800)	(573)
PulteGroup Inc	(31,570)	(1,184)
Red Rock Resorts Inc, Cl A	(4,183)	(143)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Tenneco Inc, Cl A *	(3,932)	$(68)
Tesla Inc *	(2,068)	(549)
Texas Roadhouse Inc, Cl A	(3,586)	(313)
Topgolf Callaway Brands Corp *	(14,275)	(275)
Williams-Sonoma Inc	(8,937)	(1,053)
Wingstop Inc, Cl A	(2,183)	(274)
		(11,225)
Consumer Staples — (1.1)%
Coca-Cola Co/The	(20,622)	(1,155)
Estee Lauder Cos Inc/The, Cl A	(1,178)	(255)
Hostess Brands Inc, Cl A *	(14,337)	(333)
J M Smucker Co/The	(2,200)	(302)
Procter & Gamble Co/The	(9,046)	(1,142)
SpartanNash Co	(39,749)	(1,154)
		(4,341)
Energy — (0.1)%
EQT Corp	(6,626)	(270)
Range Resources Corp	(10,420)	(263)
		(533)
Financials — (0.3)%
Axos Financial Inc *	(7,244)	(248)
Goldman Sachs Group Inc/The	(1,918)	(562)
MarketAxess Holdings Inc	(668)	(149)
Silvergate Capital, Cl A *	(3,096)	(233)
TriplePoint Venture Growth BDC	(12,317)	(134)
		(1,326)
Industrials — (1.2)%
Apogee Enterprises Inc	(26,170)	(1,000)
ArcBest Corp	(14,933)	(1,086)
Covenant Logistics Group Inc, Cl A	(5,368)	(154)
Dycom Industries Inc *	(2,803)	(268)
Expeditors International of Washington Inc	(6,441)	(569)
Landstar System Inc	(4,148)	(599)
Saia Inc *	(733)	(139)
TPI Composites Inc *	(76,354)	(861)
Vicor Corp *	(2,527)	(150)
		(4,826)
Information Technology — (2.6)%
Accenture PLC, Cl A	(1,156)	(297)
Affirm Holdings Inc, Cl A *	(30,842)	(579)
Analog Devices Inc	(1,534)	(214)
Apple Inc	(2,075)	(287)
Axcelis Technologies Inc *	(9,142)	(554)
Bill.com Holdings Inc *	(1,168)	(155)

Description	Shares		Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Ceridian HCM Holding Inc *		(9,471)	$(529)
Cloudflare Inc, Cl A *		(5,138)	(284)
Corsair Gaming *		(77,306)	(877)
Coupa Software Inc *		(4,413)	(259)
Datadog Inc, Cl A *		(1,962)	(174)
Intel Corp		(8,716)	(225)
International Business Machines Corp		(2,567)	(305)
Lam Research Corp		(3,435)	(1,257)
Mastercard Inc, Cl A		(1,761)	(501)
Microchip Technology Inc		(4,822)	(294)
MongoDB Inc, Cl A *		(574)	(114)
NVIDIA Corp		(6,706)	(814)
ON Semiconductor Corp *		(3,451)	(215)
Paycom Software Inc *		(864)	(285)
Procore Technologies Inc *		(6,155)	(305)
ServiceNow Inc *		(670)	(253)
Snowflake Inc, Cl A *		(2,094)	(356)
Texas Instruments Inc		(1,515)	(234)
Xerox Holdings Corp		(75,616)	(989)
Zscaler Inc *		(1,717)	(282)
			(10,638)
Real Estate — (0.3)%
Lamar Advertising Co, Cl A		(11,867)	(979)
Total Common Stock Sold Short
(Proceeds $38,883) ($ Thousands)			(34,714)
	Face Amount (Thousands)
CORPORATE OBLIGATIONS SOLD SHORT — (2.0)%
Communication Services — (0.1)%
Front Range BidCo
6.125%, 03/01/2028 (D)		$(496)	(348)
Gannett Holdings
6.000%, 11/01/2026 (D)		(215)	(165)
			(513)
Consumer Discretionary — (0.5)%
At Home Group
7.125%, 07/15/2029 (D)		(250)	(148)
B&M European Value Retail
4.000%, 11/15/2028	GBP	(109)	(93)
3.625%, 07/15/2025		(54)	(51)
Burger King France SAS
5.017%, Euribor 3 Month + 4.750%, 11/01/2026 (F)	EUR	(146)	(136)
Carrols Restaurant Group
5.875%, 07/01/2029 (D)		$(234)	(156)
Clarios Global
8.500%, 05/15/2027 (D)		(170)	(162)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS SOLD SHORT (continued)
Fertitta Entertainment
4.625%, 01/15/2029 (D)		$(379)	$(314)
Life Time
8.000%, 04/15/2026 (D)		(153)	(131)
Scientific Games Holdings
6.625%, 03/01/2030 (D)		(296)	(237)
Univision Communications
7.375%, 06/30/2030 (D)		(510)	(487)
Wheel Pros
6.500%, 05/15/2029 (D)		(97)	(44)
			(1,959)
Consumer Staples — (0.0)%
Natura & Luxembourg Holdings SARL
6.000%, 04/19/2029		(169)	(139)
Ontex Group
3.500%, 07/15/2026	EUR	(98)	(75)
United Natural Foods
6.750%, 10/15/2028 (D)		$(56)	(51)
			(265)
Energy — (0.2)%
Callon Petroleum
8.000%, 08/01/2028 (D)		(130)	(120)
Calumet Specialty Products Partners
8.125%, 01/15/2027 (D)		(146)	(134)
Genesis Energy
8.000%, 01/15/2027		(180)	(158)
NGL Energy Partners
7.500%, 11/01/2023		(65)	(63)
6.125%, 03/01/2025		(240)	(191)
Range Resources
4.750%, 02/15/2030 (D)		(195)	(169)
Summit Midstream Holdings
5.750%, 04/15/2025		(107)	(87)
			(922)
Health Care — (0.2)%
AthenaHealth Group
6.500%, 02/15/2030 (D)		(282)	(223)
Embecta
5.000%, 02/15/2030 (D)		(255)	(219)
Medline Borrower
5.250%, 10/01/2029 (D)		(140)	(106)
Select Medical
6.250%, 08/15/2026 (D)		(266)	(250)
			(798)
Industrials — (0.2)%
3M MTN
4.000%, 09/14/2048		(107)	(84)
3.375%, 03/01/2029		(290)	(257)
Artera Services
9.033%, 12/04/2025 (D)		(178)	(143)
Madison IAQ
5.875%, 06/30/2029 (D)		(45)	(31)

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS SOLD SHORT (continued)
4.125%, 06/30/2028 (D)		$(87)	$(70)
Oscar AcquisitionCo
9.500%, 04/15/2030 (D)		(198)	(166)
Waste Pro USA
5.500%, 02/15/2026 (D)		(22)	(19)
			(770)
Information Technology — (0.2)%
ams-OSRAM
7.000%, 07/31/2025 (D)		(156)	(141)
Central Parent
7.250%, 06/15/2029 (D)		(392)	(373)
HP
4.750%, 03/01/2029 (D)		(170)	(171)
Rocket Software
6.500%, 02/15/2029 (D)		(83)	(61)
			(746)
Materials — (0.5)%
Arconic
6.125%, 02/15/2028 (D)		(234)	(207)
Baffinland Iron Mines
8.750%, 07/15/2026 (D)		(188)	(166)
Constellium
5.625%, 06/15/2028 (D)		(115)	(94)
FMG Resources August 2006 Pty
5.875%, 04/15/2030 (D)		(58)	(51)
New Gold
7.500%, 07/15/2027 (D)		(173)	(137)
SCIH Salt Holdings
6.625%, 05/01/2029 (D)		(153)	(117)
4.875%, 05/01/2028 (D)		(217)	(179)
SRM Escrow Issuer
6.000%, 11/01/2028 (D)		(23)	(19)
Summit Materials
5.250%, 01/15/2029 (D)		(225)	(198)
Trivium Packaging Finance BV
8.500%, 08/15/2027 (D)		(240)	(212)
United States Steel
6.875%, 03/01/2029		(230)	(209)
WEPA Hygieneprodukte GmbH
2.875%, 12/15/2027	EUR	(185)	(130)
			(1,719)
Utilities — (0.1)%
PG&E
5.250%, 07/01/2030		$(340)	(290)
Total Corporate Obligations Sold Short
(Proceeds $8,739) ($ Thousands)			(7,982)
		Shares
REGISTERED INVESTMENT COMPANIES SOLD SHORT — (1.5)%
ARK Innovation ETF		(14,328)	(541)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
REGISTERED INVESTMENT COMPANIES (continued)
Direxion Daily 20 Year Plus Treasury Bull 3x Shares	(69,988)	$(600)
Invesco QQQ Trust Series 1	(5,465)	(1,460)
iShares MSCI Japan ETF	(10,044)	(491)
iShares MSCI United Kingdom ETF	(20,112)	(527)
iShares Russell 2000 ETF	(7,291)	(1,202)
SPDR S&P 500 ETF Trust	(3,323)	(1,187)
Total Registered Investment Companies Sold Short
(Cost $(7,097)) ($ Thousands)		(6,008)

FOREIGN COMMON STOCK SOLD SHORT— (1.1)%

Bermuda — (0.2)%
Triton International Ltd	(16,646)	(911)

Canada — (0.0)%
Lightspeed Commerce *	(10,496)	(185)

China — (0.1)%
Tencent Music Entertainment Group ADR *	(48,026)	(195)

France — (0.1)%
Capgemini SE	(1,357)	(217)
Dassault Systemes SE	(8,237)	(284)
		(501)
India — (0.1)%
Infosys ADR	(11,092)	(188)
Wipro ADR	(46,029)	(217)
		(405)
Japan — (0.2)%
Renesas Electronics Corp *	(15,900)	(134)
SCREEN Holdings Co Ltd	(5,000)	(271)
SoftBank Group Corp	(3,900)	(132)
Sony Group ADR	(4,560)	(292)
		(829)
Norway — (0.1)%
Nordic Semiconductor *	(14,879)	(196)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK SOLD SHORT (continued)
Switzerland — (0.3)%
Logitech International	(26,661)	$(1,226)
Total Foreign Common Stock Sold Short
(Proceeds $5,901) ($ Thousands)		(4,448)
	Face Amount (Thousands)
U.S. TREASURY OBLIGATION SOLD SHORT — (0.2)%
U.S. Treasury Notes
2.750%, 08/15/32	$(873)	(798)
Total U.S. Treasury Obligation Sold Short
(Proceeds $847) ($ Thousands)		(798)
Total Investments Sold Short — (13.4)%
(Proceeds $61,467) ($ Thousands)		$(53,950)
WRITTEN OPTIONS — (0.1)%
Total Written Options
(Premiums Received $265) ($ Thousands)		$(597)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

A list of the open exchange traded options contracts for the Fund at September 30, 2022, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.6%
Put Options
Equitrans Midstream Corp	108	$81	$8.00	10/22/2022	$8
GCP Applied Technologies Inc	30	96	30.00	12/17/2022	1
Global Blood Therapeutics Inc.	15	102	30.00	1/21/2023	–
Nasdaq-100	2,652	28,323	10,680.00	10/22/2022	804
Nielsen Holdings PLC	1	3	18.00	11/19/2022	–
Nielsen Holdings PLC	1	3	19.00	11/19/2022	–
S&P 500 Index	2	696	3,480.00	10/22/2022	8
S&P 500 Index	2	750	3,750.00	10/22/2022	33
Tenneco Inc	20	35	15.00	12/17/2022	1
Tenneco Inc	27	47	10.00	1/21/2023	1
Tenneco Inc	10	17	15.00	10/22/2022	1
Tenneco Inc	11	19	10.00	12/17/2022	–
Tenneco Inc	1	2	16.00	10/22/2022	–
Tower Semiconductor Ltd.	4	17	50.00	1/21/2023	2
Tower Semiconductor Ltd.	4	18	47.00	7/22/2023	2
Tower Semiconductor Ltd.	23	101	47.00	10/22/2022	6
Tower Semiconductor Ltd.	2	9	45.00	1/21/2023	1
Tower Semiconductor Ltd.	1	4	47.00	1/20/2024	–
Tower Semiconductor Ltd.	7	31	47.00	1/21/2023	3
Tower Semiconductor Ltd.	3	13	45.00	1/20/2024	1
		30,367			872
Call Options
Activision Blizzard, Inc.	184	$1,368	50.00	11/19/2022	$436
Applovin Corporation	55	107	40.00	11/19/2022	1
Broadcom Inc.	31	1,376	300.00	10/22/2022	441
Gold Fields Limited	81	66	9.00	10/22/2022	1
istar Inc	41	38	10.00	1/21/2023	4
istar Inc	154	143	10.00	10/22/2022	5
istar Inc	81	75	10.00	12/17/2022	6
istar Inc	41	38	10.00	11/19/2022	2
JetBlue Airways Corporation	81	54	6.00	1/21/2023	11
JetBlue Airways Corporation	81	54	7.00	10/22/2022	2
Momentive Inc.	28	16	8.00	1/21/2023	1
Momentive Inc.	69	40	9.00	1/21/2023	1
Momentive Inc.	69	40	10.00	1/21/2023	–
Momentive Inc.	20	12	5.00	11/19/2022	2
Open Text Corp	41	108	30.00	11/19/2022	1
Open Text Corp	84	222	25.00	11/19/2022	21
Russell 2000 Index	5,332	9,464	1,775.00	10/22/2022	10
Signify Health Inc	7	20	30.00	10/22/2022	1
Signify Health Inc	19	55	25.00	10/22/2022	8
Silicon Motion Technology Corp.	459	2,992	50.00	10/22/2022	633
Spirit Airlines Inc.	123	232	20.00	10/22/2022	5
VMware, Inc.	153	1,629	100.00	10/22/2022	122
World Fuel Services Corp	122	314	35.00	12/17/2022	2
World Fuel Services Corp	122	314	34.00	11/19/2022	1
World Fuel Services Corp	162	418	29.00	10/22/2022	1
World Fuel Services Corp	81	209	34.00	12/17/2022	1

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS (continued)
		$19,404			$1,719

Total Purchased Options		$49,771			$2,591
WRITTEN OPTIONS — (0.1)%
Put Options
Nasdaq-100	(2,652)	$(27,780)	10,475.00	10/22/22	$(595)
S&P 500 Index	(2)	(710)	3,550.00	10/22/22	–
S&P 500 Index	(2)	(660)	3,300.00	10/22/22	(2)
Total Written Options		$(29,150)			$(597)

A list of the open futures contracts held by the Fund at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Short Contracts
Euro STOXX 50	(31)	Dec-2022	$(1,132)	$(1,007)	$88
S&P 500 Index E-MINI	(3)	Dec-2022	(545)	(540)	5
			$(1,677)	$(1,547)	$93

A list of the open forward foreign currency contracts held by the Fund at September 30, 2022 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barr Brothers & Co., Inc.	12/21/22	MXN	60,860	USD	2,975	$(7)
Barclays PLC	11/04/22	USD	54	CAD	71	(3)
Barclays PLC	11/04/22	CAD	71	USD	55	4
Barclays PLC	11/04/22	USD	120	EUR	120	(2)
Barclays PLC	11/04/22	EUR	590	USD	608	29
Barclays PLC	12/21/22	PLN	2,654	USD	548	18
BNYMellon	12/21/22	USD	20	CAD	27	—
BNYMellon	12/21/22	USD	24	CAD	33	—
BNYMellon	12/21/22	CAD	95	USD	72	2
BNYMellon	12/21/22	USD	124	EUR	127	1
BNYMellon	12/21/22	HKD	460	USD	59	—
BNYMellon	12/21/22	EUR	740	USD	744	14
Citi	10/19/22	USD	31	ILS	107	(1)
Citi	10/19/22	ILS	107	USD	30	—
Citi	11/16/22	USD	91	SGD	125	(4)
Citi	11/16/22	USD	150	CNH	1,032	(5)
Citi	11/16/22	CNH	1,116	USD	166	9
Credit Suisse First Boston	12/21/22	USD	136	CHF	130	(3)
Deutsche Bank	12/21/22	PLN	1,237	USD	247	—
Deutsche Bank	12/21/22	EUR	1,591	USD	1,587	18
Goldman Sachs	11/16/22	SGD	125	USD	91	4
Goldman Sachs	11/16/22	USD	220	JPY	31,476	(2)
Goldman Sachs	11/16/22	USD	531	KRW	693,906	(47)
Goldman Sachs	11/16/22	CNH	674	USD	100	5
Goldman Sachs	11/16/22	TWD	718	USD	24	1

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	12/21/22	USD	228	PLN	1,072	$(14)
HSBC	10/04/22	BRL	3,676	USD	716	37
HSBC	11/16/22	USD	135	JPY	17,498	(13)
HSBC	12/21/22	PLN	1,072	USD	228	14
JPMorgan Chase	10/04/22	USD	1,308	BRL	6,827	(47)
JPMorgan Chase	10/19/22	CAD	173	USD	133	8
JPMorgan Chase	12/21/22	GBP	—	USD	—	—
JPMorgan Chase	12/21/22	USD	147	NOK	1,445	(14)
JPMorgan Chase	12/21/22	USD	168	CHF	160	(4)
JPMorgan Chase	12/21/22	USD	460	EUR	473	7
Montgomery/Bank of America	11/16/22	CNH	1,651	USD	245	13
Montgomery/Bank of America	12/21/22	USD	289	EUR	286	(8)
Morgan Stanley	10/19/22	CAD	54	USD	42	3
Morgan Stanley	10/19/22	USD	364	CAD	469	(23)
Morgan Stanley	11/16/22	SGD	114	USD	83	3
Morgan Stanley	11/16/22	USD	224	JPY	29,230	(21)
Morgan Stanley	12/21/22	ZAR	46,025	USD	2,623	80
Santander	10/04/22	BRL	3,151	USD	605	23
State Street	10/19/22	USD	327	CAD	425	(18)
State Street	10/19/22	CAD	904	USD	699	41
State Street	11/16/22	CNH	1,526	USD	226	12
State Street	11/16/22	JPY	45,504	USD	341	25
TD Bank	10/19/22	CAD	202	USD	156	8
TD Bank	10/19/22	USD	348	CAD	447	(22)
TD Bank	11/16/22	USD	152	JPY	21,519	(2)
TD Bank	11/16/22	USD	537	CNH	3,846	3
TD Bank	11/16/22	USD	334	CNH	2,345	(5)
TD Bank	11/16/22	CNH	3,269	USD	475	16
TD Bank	12/21/22	EUR	155	USD	156	3
UBS	11/16/22	CNH	6,795	USD	1,007	53
UBS	12/21/22	USD	12	NOK	119	(1)
Westpac Banking	11/16/22	JPY	27,023	USD	204	17
Westpac Banking	12/21/22	USD	51	EUR	50	(1)
						$204

A list of the open OTC swap agreements held by the Fund at September 30, 2022 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	KAKAO CORP	ASSET RETURN	1 MONTH USD LIBOR +0.50	Annually	12/15/2025	USD	139	$24	$–	$24
Goldman Sachs	SAMSUNG ELECTRONICS	ASSET RETURN	1 MONTH USD LIBOR -0.50	Annually	12/15/2025	USD	314	22	–	22
JPMorgan Chase	IBOX.HY	ASSET RETURN	12M SOFR	Annually	12/20/2022	USD	820	25	—	25
JPMorgan Chase	IBOX.HY	ASSET RETURN	12M SOFR	Annually	12/20/2022	USD	520	15	—	15
JPMorgan Chase	IBOX.HY	ASSET RETURN	12M SOFR	Annually	12/20/2022	USD	700	23	—	23
JPMorgan Chase	IBOX.HY	ASSET RETURN	12M SOFR	Quarterly	12/20/2022	USD	1,300	95	2	93
Morgan Stanley	1LIFE HEALTHCARE	ASSET RETURN	FEDEF-1-DAY	Annually	09/11/2023	USD	291	—	–	–
Morgan Stanley	BROADCOM INC	FEDEF-1-DAY	ASSET RETURN	Annually	09/11/2023	USD	520	(13)	–	(13)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Total Return Swaps (continued)
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	COMPUTER SCIENCES	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	232	$(13)	$–	$(13)
Morgan Stanley	EVOPAYMENTS INC	ASSET RETURN	FEDEF-1-DAY	Annually	09/11/2023	USD	835	—	–	–
Morgan Stanley	FLAGSTAR BANCORP	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	387	(19)	–	(19)
Morgan Stanley	INTEL CORPORATION	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	665	(81)	–	(81)
Morgan Stanley	ISTAR FINANCIAL	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	683	(116)	–	(116)
Morgan Stanley	JETBLUE AIRWAYS	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	26	(2)	–	(2)
Morgan Stanley	KNOWBE4 INC.	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	19	—	–	–
Morgan Stanley	MICROSOFT CORP	FEDEF-1-DAY	ASSET RETURN	Annually	06/25/2023	USD	623	(26)	–	(26)
Morgan Stanley	MONEYGRAM INTERNATIONAL	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	223	17	–	17
Morgan Stanley	OPEN TEXT CO	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	687	(72)	–	(72)
Morgan Stanley	SAFEHOLD INC.	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	540	(74)	–	(74)
Morgan Stanley	SHAW COMM	DISC -1-DAY	ASSET RETURN	Annually	02/27/2023	CAD	6,962	(183)	–	(183)
Morgan Stanley	SILICON MOTION	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	1,529	(395)	–	(395)
Morgan Stanley	SOUTH JERSEY INDUSTRIES	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	564	2	–	2
Morgan Stanley	STORE CAPITAL	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	822	(10)	–	(10)
Morgan Stanley	VMWARE INC.	FEDEF-1-DAY	ASSET RETURN	Annually	06/09/2023	USD	1,500	(53)	–	(53)
UBS	INTERTRUST N.V.	EURIBOR-1M	ASSET RETURN	Annually	11/03/2022	EUR	1,553	36	–	36
								$(798)	$2	$(800)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2022 is as follows:

Credit Default Swaps - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BASF 100	1.00%	Quarterly	12/20/2027	$790	$20	$17	$3
BYIF 100	1.00%	Quarterly	12/20/2027	376	9	7	2
CDS_HY38_-1.92	5.00%	Quarterly	06/20/2027	1,287	29	(24)	53
CDS_HY38_-5.5575	5.00%	Quarterly	06/20/2027	1,604	36	(83)	119
CDX HY38 500	5.00%	Quarterly	12/20/2027	2,712	88	118	(30)
CDX IG39 100	1.00%	Quarterly	12/20/2027	1,674	6	(3)	9
HENKEL 100	1.00%	Quarterly	12/20/2027	376	(5)	(6)	1
LXSGR 100	1.00%	Quarterly	12/20/2027	376	30	31	(1)
					$213	$57	$156

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CNY 2.354%	1.0 X CNRR007 + 0.0 BPS	Quarterly	12/21/2027	CNY	35,641	$43	$–	$43
MXN 9.35%	1.0 X MXIBTIIE + 0.0 BPS	Monthly	12/17/2025	MXN	36,480	9	–	9
PLN 6.4%	1.0 X WIBR6-MONTH + 0.0 BPS	Annually	12/21/2027	PLN	4,977	24	–	24
PLN 7.07%	1.0 X WIBR6-MONTH + 0.0 BPS	Annually	12/21/2027	PLN	4,288	(2)	–	(2)
						$74	$–	$74

Percentages are based on Net Assets of $402,945 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on securities sold short. The total market value of such securities as of September 30, 2022 was $1,712,314 ($ Thousands).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)

Security considered restricted, excluding 144A. The total market value of such securities as of September 30, 2022 was $1,309 ($ Thousands) and represented 0.3% of the Net Assets of the Fund. See table below for acquisition dates and acquisition cost.

(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $40,107 ($ Thousands), representing 10.0% of the Net Assets of the Fund.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Continued)

(E)	No interest rate available.
(F)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(G)	Perpetual security with no stated maturity date.
(H)	Security is in default on interest payment.
(I)	Interest rate represents the security's effective yield at the time of purchase.
(J)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(K)	Unsettled bank loan. Interest rate may not be available.

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	92,115	–	1,058	93,173
Corporate Obligations	–	60,891	5	60,896
Registered Investment Companies	47,347	–	–	47,347
U.S. Treasury Obligations	–	17,189	–	17,189
Sovereign Debt	–	15,755	–	15,755
Loan Participations	–	10,439	3,376	13,815
Foreign Common Stock	9,107	–	–	9,107
Asset-Backed Securities	–	1,411	–	1,411
Convertible Bonds	–	667	325	992
Preferred Stock	–	–	831	831
Warrants	–	353	283	636
Mortgage-Backed Security	–	240	–	240
Cash Equivalents	117,844	6,512	–	124,356
Purchased Options	2,591	–	–	2,591
Total Investments in Securities	269,004	113,457	5,878	388,339
Securities Sold Short
Common Stock	(34,714)	–	–	(34,714)
Corporate Obligations	–	(7,982)	–	(7,982)
Registered Investment Companies	(6,008)	–	–	(6,008)
Foreign Common Stock	(4,448)	–	–	(4,448)
U.S. Treasury Obligation	–	(798)	–	(798)
Total Securities Sold Short	(45,170)	(8,780)	–	(53,950)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(597)	–	–	(597)
Futures Contracts*
Unrealized Appreciation	93	–	–	93
Forwards Contracts*
Unrealized Appreciation	–	471	–	471
Unrealized Depreciation	–	(267)	–	(267)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	257	–	257
Unrealized Depreciation	–	(1,057)	–	(1,057)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	187	–	187
Unrealized Depreciation	–	(31)	–	(31)
Interest Rate Swaps*
Unrealized Appreciation	–	76	–	76
Unrealized Depreciation	–	(2)	–	(2)
Total Other Financial Instruments	(504)	(366)	–	(870)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Common Stock	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Convertible Bond	Investments in Preferred Stock	Investments in Warrants
Balance as of October 1, 2021	$1,147	$–	$3,896	$–	$115	$73
Accrued discounts/premiums	–	–	(3)	–	–	–
Realized gain/(loss)	247	–	(11)	–	–	–
Change in unrealized appreciation/(depreciation)	(128)	5	(75)	2	(2)	88
Purchases	113	–	711	94	290	33
Sales	(220)	–	(1,220)	–	–	–
Net transfer into Level 3	98	–	977	229	428	89
Net transfer out of Level 3	(199)	–	(899)	–	–	–
Ending Balance as of September 30, 2022(1)	$1,058	$5	$3,376	$325	$831	$283
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(231)	$5	$(104)	$3	$(2)	$126

(1)	Of the $5,878 ($ Thousands) in Level 3 securities as of September 30, 2022, $3,099 ($ Thousands) or 0.8% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2022, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$153,952	$569,775	$(605,883)	$—	$—	$117,844	117,844,471	$674	$2

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Strategy Alternative Fund (Concluded)

A list of the restricted securities, excluding 144a, held by the Fund at September 30, 2022, is as follows:

Description	Number of Shares/Face Amount ($ Thousands)/Number of Warrants	Acquisition Date/Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)
Common Stock
Guitar Center	2,167	1/8/2021	$275	$415
Parker Drilling Co	4,414	3/26/2019	56	29
Corporate Obligations
Mountain Province Diamonds	$300	10/17/2022	293	282
Northwest Acquisitions ULC	460	10/1/2019	419	–
Loan Participations
Boardriders Inc., Closing Date Tranche A Loan, 1st Lien	47	9/4/2020	46	46
Boardriders Inc., Closing Date Tranche B-2 Loan, 1st Lien	274	9/4/2020	227	246
Glass Mountain Holdings Pipeline, 1st Lien	16	11/18/2021	15	14
Premier Brands Group Holdings, LLC, Term Loan, 1st Lien	112	3/21/2019	97	91
Premier Brands Group Holdings, LLC, Term Loan, 1st Lien	82	3/21/2019	73	67
Preferred Stock
Boardriders Inc.	25,646	9/4/2020	–	30
Guitar Center	39	1/8/2021	4	3
Warrant
Guitar Center	574	1/8/2021	31	54
Guitar Center	574	1/8/2021	21	32
			$1,557	$1,309

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund

†	Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 36.4%
U.S. Treasury Bills ^
3.927%, 03/30/2023 (A)	$80,000	$78,488
3.854%, 03/23/2023 (A)	100,000	98,260
3.527%, 03/16/2023 (A)	140,000	137,646
2.966%, 01/19/2023 (A)(B)	84,000	83,152
1.542%, 11/25/2022 (A)	170,000	169,296
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	3,604	4,037
3.625%, 04/15/2028	1,832	1,991
3.375%, 04/15/2032	5,007	5,708
2.500%, 01/15/2029	2,622	2,713
2.375%, 01/15/2025	1,257	1,262
2.375%, 01/15/2027	1,469	1,491
2.125%, 02/15/2040	1,371	1,427
2.125%, 02/15/2041	1,353	1,395
2.000%, 01/15/2026	1,493	1,488
1.750%, 01/15/2028	670	664
1.375%, 02/15/2044	1,271	1,131
1.000%, 02/15/2046	1,626	1,318
1.000%, 02/15/2049	2,355	1,917
0.875%, 01/15/2029	1,291	1,214
0.750%, 07/15/2028	6,020	5,657
0.750%, 02/15/2042	1,836	1,476
0.750%, 02/15/2045	944	728
0.625%, 01/15/2024	1,270	1,240
0.625%, 01/15/2026	2,494	2,380
0.625%, 07/15/2032	2,141	1,943
0.625%, 02/15/2043	1,933	1,486
0.500%, 01/15/2028	12,011	11,147
0.375%, 07/15/2023	1,273	1,253
0.375%, 07/15/2025	6,247	5,969
0.375%, 01/15/2027	2,453	2,291
0.250%, 01/15/2025	625	599
0.250%, 07/15/2029	11,467	10,339
0.250%, 02/15/2050	346	226

Description	Face Amount (Thousands)		Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.125%, 01/15/2023		$6,418	$6,354
0.125%, 07/15/2024		3,743	3,615
0.125%, 10/15/2024		2,887	2,776
0.125%, 10/15/2025		2,855	2,697
0.125%, 04/15/2026		3,107	2,901
0.125%, 07/15/2026		2,472	2,311
0.125%, 04/15/2027		5,142	4,741
0.125%, 01/15/2030		15,776	13,947
0.125%, 07/15/2030		17,680	15,566
0.125%, 01/15/2031		17,357	15,163
0.125%, 07/15/2031		16,802	14,650
0.125%, 01/15/2032		17,315	14,968
Total U.S. Treasury Obligations
(Cost $764,292) ($ Thousands)			741,021

SOVEREIGN DEBT — 11.4%
Canada Government International Bond
2.000%, 11/15/2022^		$375	374
Council of Europe Development Bank
2.625%, 02/13/2023^		500	497
Deutsche Bundesrepublik Inflation Linked Bond
0.500%, 04/15/2030	EUR	25,802	26,342
0.100%, 04/15/2023		8,485	8,462
0.100%, 04/15/2026		6,361	6,353
0.100%, 04/15/2033		11,406	11,185
0.100%, 04/15/2046		6,554	6,653
European Bank for Reconstruction & Development MTN
2.750%, 03/07/2023^		$750	746
European Investment Bank
2.500%, 03/15/2023^		375	373
Export Development Canada
2.750%, 03/15/2023^		750	745
2.500%, 01/24/2023^		750	746
French Republic Government Bond OAT
3.400%, 07/25/2029	EUR	1,414	1,702
3.150%, 07/25/2032		2,887	3,560
2.100%, 07/25/2023(C)		2,357	2,371
1.850%, 07/25/2027		4,554	4,868
1.800%, 07/25/2040(C)		2,005	2,300
0.700%, 07/25/2030(C)		15,976	16,250
0.250%, 07/25/2024		3,795	3,834
0.100%, 03/01/2025		2,601	2,585
0.100%, 03/01/2026(C)		1,611	1,606
0.100%, 03/01/2028		2,258	2,212
0.100%, 03/01/2029		2,391	2,324
0.100%, 07/25/2031(C)		8,904	8,544
0.100%, 03/01/2032		1,831	1,758

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
0.100%, 03/01/2036(C)	EUR	1,611	$1,483
0.100%, 07/25/2036(C)		2,379	2,147
0.100%, 07/25/2047(C)		1,340	1,145
Inter-American Development Bank
2.625%, 01/16/2024^		$375	367
2.500%, 01/18/2023^		750	747
International Bank for Reconstruction & Development
7.625%, 01/19/2023^		750	758
1.875%, 10/07/2022^		875	875
1.750%, 04/19/2023^		1,000	987
International Finance MTN
2.875%, 07/31/2023^		375	370
2.000%, 10/24/2022^		750	750
Italy Buoni Poliennali Del Tesoro
3.100%, 09/15/2026(C)	EUR	3,961	4,168
2.600%, 09/15/2023(C)		1,333	1,360
2.550%, 09/15/2041(C)		2,004	1,996
2.350%, 09/15/2024(C)		2,112	2,163
2.350%, 09/15/2035(C)		3,488	3,387
1.300%, 05/15/2028(C)		1,610	1,524
1.250%, 09/15/2032(C)		1,632	1,429
0.650%, 05/15/2026		1,427	1,361
0.400%, 05/15/2030(C)		1,449	1,235
0.150%, 05/15/2051(C)		1,118	636
0.100%, 05/15/2023		1,021	1,018
Korea International Bond
2.750%, 01/19/2027^		$1,000	934
North American Development Bank
2.400%, 10/26/2022^		200	200
Province of British Columbia Canada
2.000%, 10/23/2022^		750	750
Province of Ontario Canada
2.200%, 10/03/2022^		500	500
Province of Quebec Canada
2.625%, 02/13/2023^		500	498
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP	500	1,830
2.500%, 07/17/2024		340	1,385
2.000%, 01/26/2035		932	2,499
1.875%, 11/22/2022		834	938
1.250%, 11/22/2027		2,653	3,125
1.250%, 11/22/2032		9,958	12,381
1.250%, 11/22/2055		1,429	2,379
1.125%, 11/22/2037		2,376	3,120
0.750%, 03/22/2034		7,241	8,616
0.750%, 11/22/2047		1,487	1,978
0.625%, 03/22/2040		2,378	2,983
0.625%, 11/22/2042		3,877	4,897
0.500%, 03/22/2050		804	1,032
0.375%, 03/22/2062		1,601	2,339
0.250%, 03/22/2052		1,701	2,104

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
0.125%, 03/22/2024	GBP	1,982	$2,258
0.125%, 03/22/2026		2,392	2,681
0.125%, 08/10/2028		4,646	5,169
0.125%, 03/22/2029		2,168	2,402
0.125%, 08/10/2031		3,273	3,706
0.125%, 03/22/2044		2,973	3,432
0.125%, 08/10/2048		1,249	1,469
0.125%, 03/22/2058		2,951	3,859
0.125%, 11/22/2065		1,450	2,050
0.125%, 03/22/2068		2,062	2,990
Total Sovereign Debt
(Cost $303,328) ($ Thousands)			230,800
	Shares
FOREIGN COMMON STOCK — 2.9%
Australia — 0.1%
Ampol Ltd		2,048	38
APA Group		9,304	58
Aristocrat Leisure Ltd		3,212	68
ASX Ltd		1,383	64
Aurizon Holdings Ltd		21,309	47
BHP Group Ltd		3,324	83
BlueScope Steel Ltd		3,194	31
Brambles Ltd		4,589	34
Cochlear Ltd		834	104
Coles Group Ltd		12,289	130
Commonwealth Bank of Australia		792	46
Computershare Ltd		8,847	142
CSL Ltd		892	163
Dexus *‡		7,723	39
Domino's Pizza Enterprises Ltd		1,046	35
Endeavour Group Ltd/Australia		22,375	101
Evolution Mining Ltd		58,565	77
Fortescue Metals Group Ltd		3,424	37
Goodman Group ‡		3,333	34
IDP Education Ltd		3,370	57
Insurance Australia Group Ltd		20,132	60
Lendlease Corp Ltd ‡		5,588	32
Lottery Corp Ltd/The *		30,312	82
Medibank Pvt Ltd		28,257	64
Mineral Resources		1,549	65
National Australia Bank Ltd		769	14
Newcrest Mining Ltd		5,302	59
Northern Star Resources Ltd		18,299	92
Orica Ltd		6,944	59
Origin Energy Ltd		9,571	32
Qantas Airways Ltd *		8,953	29
REA Group Ltd		484	35
Rio Tinto Ltd		1,118	68
Rio Tinto PLC		1,750	95
SEEK Ltd		2,052	25

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Sonic Healthcare Ltd	4,379	$86
South32 Ltd	23,300	56
Suncorp Group Ltd	7,008	45
Telstra Corp Ltd, Cl B	22,809	56
Treasury Wine Estates Ltd	15,968	129
Washington H Soul Pattinson & Co Ltd	2,377	41
Wesfarmers Ltd	2,749	76
Westpac Banking Corp	1,983	26
WiseTech Global Ltd	2,927	96
Woolworths Group Ltd	6,248	136
Xero Ltd *	1,446	67
		3,013
Austria — 0.0%
Erste Group Bank AG	1,198	26

Belgium — 0.1%
Ageas SA/NV	1,537	56
Anheuser-Busch InBev SA/NV	4,659	211
Argenx SE *	392	140
D'ieteren SA/NV	263	37
Elia Group SA/NV	2,997	353
Groupe Bruxelles Lambert SA	357	25
KBC Group NV	780	37
Proximus SADP	10,623	110
Solvay SA	1,000	77
UCB SA, Cl A	2,355	163
Umicore SA	2,797	82
		1,291
Canada — 0.2%
Agnico Eagle Mines Ltd	1,381	59
Air Canada, Cl A *	3,723	45
Alimentation Couche-Tard	1,594	64
Bank of Nova Scotia/The, Cl C	1,239	59
Barrick Gold Corp	5,823	91
Bausch Health Cos Inc *	4,037	28
BCE Inc	920	39
BlackBerry Ltd *	8,664	41
Brookfield Renewable Corp, Cl A	595	20
BRP Inc/CA	914	57
CAE Inc *	3,606	56
Canadian Pacific Railway Ltd	1,666	112
Canadian Tire Corp Ltd, Cl A	894	96
Canadian Utilities Ltd, Cl A	2,438	64
CCL Industries Inc, Cl B	2,082	101
CGI Inc, Cl A *	1,997	151
Constellation Software Inc/Canada	100	140
Dollarama Inc	3,557	205
Emera Inc	1,092	44
Empire Co Ltd, Cl A	4,984	125
Fairfax Financial Holdings Ltd	161	74

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
First Quantum Minerals Ltd (Canada)	2,143	$37
FirstService Corp ‡	514	61
Franco-Nevada Corp	892	107
George Weston Ltd	1,417	149
GFL Environmental Inc	3,393	86
Gildan Activewear Inc	3,722	106
iA Financial Corp Inc	1,313	67
Kinross Gold Corp	13,832	52
Lightspeed Commerce Inc *	1,493	26
Loblaw Cos Ltd	2,051	163
Magna International Inc, Cl A	1,520	72
Metro Inc/CN, Cl A	4,352	219
Northland Power Inc	1,799	53
Nutrien Ltd	1,332	112
Nuvei Corp *	1,571	43
Onex Corp	1,334	62
Open Text Corp	2,952	78
Pan American Silver Corp	1,768	28
Quebecor Inc, Cl B	3,150	58
Restaurant Brands International Inc	2,731	146
Ritchie Bros Auctioneers Inc, Cl B	1,487	93
Royal Bank of Canada	1,147	104
Saputo Inc	4,704	113
Shopify Inc, Cl A *	1,129	31
Teck Resources Ltd, Cl B	2,736	84
Thomson Reuters Corp	2,088	215
TMX Group Ltd	1,370	127
Toronto-Dominion Bank/The	1,857	114
Wheaton Precious Metals Corp	2,919	95
WSP Global Inc	1,000	111
		4,483
China — 0.0%
Sands China Ltd *	18,800	47

Denmark — 0.1%
Carlsberg AS, Cl B	2,006	234
Chr Hansen Holding A/S	3,738	184
Coloplast A/S, Cl B	1,741	177
Danske Bank A/S	4,024	50
Demant A/S *	2,583	64
DSV A/S	468	55
Genmab A/S *	435	140
GN Store Nord AS	2,472	43
Novo Nordisk A/S, Cl B	2,301	229
Novozymes A/S, Cl B	2,193	110
Orsted AS	938	75
Pandora A/S	852	40
Tryg A/S	2,801	58
Vestas Wind Systems A/S	1,472	27
		1,486

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Finland — 0.0%
Elisa Oyj	1,161	$53
Kesko Oyj, Cl B	3,963	74
Kone Oyj, Cl B	1,311	51
Nokia Oyj	10,220	44
Orion Oyj, Cl B	1,076	45
UPM-Kymmene Oyj, Cl V	1,682	53
Wartsila OYJ Abp	4,133	26
		346
France — 0.2%
Accor SA	1,293	27
Aeroports de Paris, Cl A	373	43
Air Liquide SA	872	100
Arkema SA	736	54
BioMerieux	284	22
Bollore SE	19,190	88
Bouygues SA	892	23
Capgemini SE	366	59
Carrefour SA	6,251	87
Cie Generale des Etablissements Michelin SCA	1,173	26
Covivio ‡	434	21
Danone SA	1,033	49
Dassault Systemes SE	1,640	57
Eiffage SA	687	55
Electricite de France SA	20,994	243
Engie SA	23,170	267
Eurazeo SE	468	24
Euronext NV	536	34
Gecina SA ‡	323	25
Getlink SE	4,624	72
Hermes International	44	52
Ipsen SA	736	68
Kering SA	119	53
La Francaise des Jeux SAEM	1,007	30
Legrand SA	1,748	113
L'Oreal SA	545	174
LVMH Moet Hennessy Louis Vuitton SE	84	50
Orange SA	5,452	49
Pernod Ricard SA	584	107
Publicis Groupe SA	768	36
Remy Cointreau SA	674	112
Renault SA	1,557	42
Sanofi	904	69
Sartorius Stedim Biotech	137	42
Sodexo SA	477	36
STMicroelectronics NV	1,562	48
Teleperformance	98	25
Thales SA, Cl A	220	24
TotalEnergies SE	16,834	790
Ubisoft Entertainment SA *	1,690	46

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Valeo	1,298	$20
Veolia Environnement SA	9,043	173
Vinci SA	720	58
Vivendi SE	5,328	41
Wendel SE	480	34
Worldline SA/France *	865	34
		3,702
Germany — 0.2%
adidas AG	399	46
Allianz SE	347	55
Aroundtown SA ‡	9,569	21
BASF SE	930	36
Bayerische Motoren Werke AG	600	41
Beiersdorf AG	1,765	173
Brenntag SE	810	49
Carl Zeiss Meditec AG	837	87
Commerzbank AG	4,489	32
Continental AG	779	34
Covestro AG	2,090	60
Deutsche Boerse AG	198	32
Deutsche Lufthansa AG *	6,970	40
Deutsche Telekom AG	6,455	110
E.ON SE	54,282	417
GEA Group AG	1,568	51
Hannover Rueck SE	313	47
HeidelbergCement AG	1,561	62
HelloFresh SE *	5,463	114
Henkel AG & Co KGaA	2,041	116
Infineon Technologies AG	2,515	55
Knorr-Bremse AG	603	26
Merck KGaA	510	82
MTU Aero Engines AG	221	33
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	274	66
Puma SE	744	34
QIAGEN NV *	3,375	140
Rational AG	61	30
Rheinmetall	281	43
RWE AG	10,793	397
Scout24 SE	1,602	80
Siemens Healthineers AG	2,595	111
Symrise AG, Cl A	1,058	103
Telefonica Deutschland Holding AG	49,295	100
Uniper SE	72,630	274
United Internet AG	3,471	65
Vonovia SE ‡	1,664	36
Zalando SE *	1,399	27
		3,325
Hong Kong — 0.2%
AIA Group Ltd	6,600	55

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Budweiser Brewing Co APAC Ltd	17,900	$47
CK Asset Holdings Ltd ‡	5,931	36
CK Hutchison Holdings Ltd	18,208	100
CK Infrastructure Holdings Ltd	80,500	410
CLP Holdings Ltd, Cl B	143,838	1,087
ESR Group Ltd ‡	7,400	19
Galaxy Entertainment Group Ltd	8,000	47
HK Electric Investments & HK Electric Investments Ltd	644,000	451
Hong Kong & China Gas Co Ltd	1,283,999	1,131
Power Assets Holdings Ltd	150,974	757
Sino Land Co Ltd ‡	28,000	37
Swire Properties Ltd ‡	18,400	39
Techtronic Industries Co Ltd	4,001	38
WH Group Ltd	85,329	54
Xinyi Glass Holdings Ltd	30,000	43
		4,351
Ireland — 0.0%
CRH PLC	3,263	105
Flutter Entertainment PLC *	818	90
James Hardie Industries PLC	2,747	54
Kerry Group PLC, Cl A	4,887	436
		685
Israel — 0.0%
Azrieli Group Ltd ‡	746	51
Bank Leumi Le-Israel BM	7,501	64
Elbit Systems Ltd	167	32
Nice Ltd *	443	84
Teva Pharmaceutical Industries Ltd ADR *	63,840	515
Wix.com Ltd *	1,024	80
		826
Italy — 0.1%
Amplifon SpA	2,640	69
Atlantia SpA	3,095	68
CNH Industrial NV	1,935	22
Davide Campari-Milano NV	7,301	65
DiaSorin SpA	523	58
Ferrari NV	737	137
FinecoBank Banca Fineco	2,444	30
Infrastrutture Wireless Italiane SpA	3,110	27
Intesa Sanpaolo SpA	23,072	38
Moncler SpA	2,825	115
Nexi SpA *	17,114	138
Poste Italiane SpA	8,102	61
Prysmian SpA	1,571	45
Recordati Industria Chimica e Farmaceutica SpA	2,099	77
Stellantis NV	6,352	75
Terna - Rete Elettrica Nazionale	14,047	86

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
UniCredit SpA	3,777	$38
		1,149
Japan — 0.8%
Advantest Corp	600	28
Aeon Co Ltd, Cl H	5,400	101
Aisin Corp	1,500	39
Ajinomoto Co Inc	8,000	219
ANA Holdings Inc	3,500	66
Asahi Group Holdings Ltd	2,400	75
Asahi Intecc Co Ltd	2,900	46
Asahi Kasei Corp	4,200	28
Astellas Pharma Inc	6,600	87
Bandai Namco Holdings Inc	1,500	98
Brother Industries Ltd	3,100	54
Canon Inc	5,200	114
Capcom Co Ltd	4,100	103
Central Japan Railway Co	600	70
Chiba Bank Ltd/The, Cl B	7,300	40
Chubu Electric Power Co Inc	50,000	450
Chugai Pharmaceutical Co Ltd	2,500	62
Concordia Financial Group Ltd	15,100	47
CyberAgent Inc	5,200	44
Dai Nippon Printing Co Ltd	3,300	66
Daifuku Co Ltd	700	33
Dai-ichi Life Holdings Inc	2,300	37
Daiichi Sankyo Co Ltd	2,400	67
Daito Trust Construction Co Ltd	900	84
Daiwa House Industry Co Ltd ‡	1,300	26
Daiwa House Investment Corp ‡	42	88
Dentsu Group Inc	1,500	43
Disco Corp	200	44
East Japan Railway Co	1,200	61
Eisai Co Ltd	1,400	75
ENEOS Holdings Inc	332,300	1,072
FUJIFILM Holdings Corp	1,700	78
Fujitsu Ltd	400	44
GLP J-Reit ‡	44	49
GMO Payment Gateway Inc	400	27
Hakuhodo DY Holdings Inc	5,800	41
Hankyu Hanshin Holdings Inc	3,600	108
Hirose Electric Co Ltd	682	89
Hitachi Construction Machinery Co Ltd	3,100	58
Hitachi Metals Ltd	3,300	50
Hoya Corp	500	48
Ibiden Co Ltd	1,500	41
Idemitsu Kosan Co Ltd	49,898	1,084
Iida Group Holdings Co Ltd	3,400	46
Inpex Corp	96,200	897
Ito En Ltd	2,000	81
ITOCHU Corp	3,700	89
Itochu Techno-Solutions Corp	2,800	66

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Japan Metropolitan Fund Invest, Cl A ‡	64	$48
Japan Post Bank Co Ltd	14,500	101
Japan Post Holdings Co Ltd	13,200	87
Japan Real Estate Investment Corp ‡	12	49
Japan Tobacco Inc	6,700	110
JFE Holdings Inc	5,400	50
JSR Corp	1,900	36
Kakaku.com Inc	2,300	39
Kansai Electric Power Co Inc/The	67,900	568
Kao Corp	1,800	73
KDDI Corp	6,500	190
Keio Corp	2,500	91
Kikkoman Corp	900	51
Kintetsu Group Holdings Co Ltd	4,000	133
Kirin Holdings Co Ltd	4,100	63
Kobayashi Pharmaceutical Co Ltd	1,100	64
Kobe Bussan Co Ltd	2,600	63
Koei Tecmo Holdings Co Ltd	4,360	72
Komatsu Ltd	4,100	75
Konami Group Corp	1,600	74
Kose Corp	1,000	103
Kubota Corp	3,100	43
Kyocera Corp	1,500	76
Kyowa Kirin Co Ltd	4,100	94
Lasertec Corp	200	20
Lixil Corp	2,000	29
M3 Inc	1,900	53
Marubeni Corp	7,100	62
McDonald's Holdings Co Japan Ltd	5,223	182
MEIJI Holdings Co Ltd	2,400	106
Mitsubishi Chemical Group Corp, Cl B	8,100	37
Mitsui Fudosan Co Ltd ‡	2,500	48
MonotaRO Co Ltd	2,000	31
Murata Manufacturing Co Ltd	700	32
NEC Corp	1,400	45
Nexon Co Ltd	3,800	67
Nintendo Co Ltd	2,040	82
Nippon Building Fund Inc ‡	13	57
Nippon Paint Holdings Co Ltd	5,400	36
Nippon Prologis Inc ‡	40	88
Nippon Sanso Holdings Corp	2,600	41
Nippon Shinyaku Co Ltd	1,500	76
Nippon Steel Corp	4,300	60
Nippon Telegraph & Telephone Corp	7,400	200
Nippon Yusen KK	900	15
Nissan Chemical Corp	1,800	80
Nisshin Seifun Group Inc	4,815	49
Nissin Foods Holdings Co Ltd	2,000	139
Nitori Holdings	600	50
Nomura Holdings Inc	12,000	40
Nomura Real Estate Master Fund Inc ‡	44	49
Nomura Research Institute Ltd	1,434	35

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
NTT Data Corp	3,400	$44
Obic Co Ltd	400	54
Odakyu Electric Railway Co Ltd	3,500	45
Oji Holdings Corp	14,000	52
Olympus Corp	3,600	69
Omron Corp, Cl JP	700	32
Ono Pharmaceutical Co Ltd	3,700	86
Oracle Corp Japan	1,200	64
Oriental Land Co Ltd/Japan	600	81
ORIX Corp	3,400	48
Osaka Gas Co Ltd	40,900	617
Otsuka Corp	2,000	62
Otsuka Holdings Co Ltd	2,600	82
Pan Pacific International Holdings Corp	12,400	219
Panasonic Holdings Corp	10,200	72
Rakuten Group Inc	7,600	32
Renesas Electronics Corp *	4,800	40
Ricoh Co Ltd	5,000	37
Rohm Co Ltd	700	46
SBI Holdings Inc/Japan	2,400	43
SCSK Corp	3,600	54
Secom Co Ltd	1,100	63
Seiko Epson Corp	2,500	34
Seven & i Holdings Co Ltd	3,600	145
Sharp Corp/Japan	4,700	28
Shimadzu Corp	2,300	60
Shimano Inc	400	63
Shionogi & Co Ltd	1,600	77
Shiseido Co Ltd	1,900	67
Shizuoka Bank Ltd/The	12,000	74
SoftBank Corp	14,200	142
SoftBank Group Corp	900	30
Sompo Holdings Inc	2,100	84
Sony Group Corp	800	51
Square Enix Holdings Co Ltd	1,400	60
Subaru Corp	3,700	56
SUMCO Corp	3,000	35
Sumitomo Chemical Co Ltd	39,700	137
Sumitomo Corp	6,500	80
Sumitomo Metal Mining Co Ltd	1,000	29
Suntory Beverage & Food Ltd	3,500	125
Sysmex Corp	1,000	53
T&D Holdings Inc	4,600	44
Taisei Corp	1,900	53
Takeda Pharmaceutical Co Ltd	4,318	112
TDK Corp	1,500	46
Terumo Corp	2,800	79
TIS Inc	3,300	88
Tobu Railway Co Ltd	5,000	118
Toho Co Ltd/Tokyo	3,600	131
Tokio Marine Holdings Inc	6,900	123
Tokyo Electric Power Co Holdings Inc *	104,000	332

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Tokyo Electron Ltd	100	$25
Tokyo Gas Co Ltd	61,800	1,043
Tokyu Corp	7,000	80
Toray Industries Inc	10,000	49
Toyota Industries Corp	700	33
Toyota Motor Corp	8,800	115
Trend Micro Inc/Japan	1,000	54
Unicharm Corp	5,000	164
Welcia Holdings Co Ltd	5,700	120
Yakult Honsha Co Ltd	2,100	122
Yamaha Corp	1,100	39
Yamato Holdings Co Ltd	2,500	38
Yaskawa Electric Corp	1,400	40
Yokogawa Electric Corp	3,700	58
Z Holdings Corp	17,700	47
ZOZO Inc	1,800	36
		17,086
Jordan — 0.0%
Hikma Pharmaceuticals PLC	6,315	95

Luxembourg — 0.0%
Eurofins Scientific SE	880	52

Netherlands — 0.1%
ABN AMRO Bank NV	5,808	52
Adyen NV *	65	81
Aegon NV	14,434	57
Akzo Nobel NV	725	41
ArcelorMittal SA	2,187	43
ASM International NV	322	72
ASML Holding NV	209	87
Heineken Holding NV	1,929	132
Heineken NV	1,761	154
ING Groep NV	6,781	58
JDE Peet's NV	6,548	191
Just Eat Takeaway.com NV *	2,362	37
Koninklijke Ahold Delhaize NV	6,728	171
Koninklijke DSM NV	490	56
Koninklijke KPN NV	43,321	117
Koninklijke Philips NV	3,809	59
OCI NV	1,649	60
Prosus NV	898	47
Universal Music Group NV	1,614	30
Wolters Kluwer NV	1,366	133
		1,678
New Zealand — 0.0%
Auckland International Airport Ltd *	12,197	49

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Norway — 0.0%
Aker BP ASA	18,424	$528

Singapore — 0.1%
Ascendas Real Estate Investment Trust ‡	17,600	33
Capitaland Investment Ltd/Singapore ‡	15,100	36
City Developments Ltd ‡	7,600	40
Jardine Matheson Holdings Ltd	764	39
Oversea-Chinese Banking Corp Ltd	4,100	34
Sea Ltd ADR *	6,566	368
Singapore Airlines Ltd	3,500	12
Singapore Exchange Ltd	7,100	46
Singapore Technologies Engineering Ltd	8,700	22
Singapore Telecommunications Ltd	541,800	1,001
		1,631
South Africa — 0.0%
Anglo American PLC	2,355	71

South Korea — 0.0%
Delivery Hero SE *	1,113	41

Spain — 0.0%
ACS Actividades de Construccion y Servicios SA	1,954	44
Aena SME SA *	513	53
Banco Santander SA	14,314	33
CaixaBank SA	13,416	43
Enagas SA	3,003	47
Ferrovial SA	2,453	56
Grifols SA *	6,579	57
Iberdrola SA	4,859	45
Industria de Diseno Textil SA	6,929	143
Red Electrica Corp SA	1,523	23
Siemens Gamesa Renewable Energy SA	3,174	55
		599
Sweden — 0.2%
Atlas Copco AB, Cl A	1,380	13
Boliden AB	2,335	72
Electrolux AB, Cl B	1,693	18
Embracer Group AB, Cl B *	119,439	708
EQT AB	570	11
Essity AB, Cl B	1,340	26
Getinge AB, Cl B	3,429	59
H & M Hennes & Mauritz AB, Cl B	2,264	21
Hexagon AB, Cl B	6,475	60
Kinnevik AB, Cl B *	1,565	20
Nordea Bank Abp, Cl A	6,982	60
Skandinaviska Enskilda Banken AB, Cl A	5,484	52

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Svenska Cellulosa AB SCA, Cl B	4,559	$58
Svenska Handelsbanken AB, Cl A	7,194	59
Swedbank AB, Cl A	3,925	52
Swedish Match AB	5,342	53
Swedish Orphan Biovitrum AB *	5,208	101
Tele2 AB, Cl B	94,018	811
Telia Co AB	328,546	946
		3,200
Switzerland — 0.2%
Adecco Group AG	1,187	33
Alcon Inc	2,354	137
Bachem Holding, Cl B	1,868	118
Baloise Holding AG	496	63
Barry Callebaut AG	104	197
Chocoladefabriken Lindt & Spruengli AG	1	100
Cie Financiere Richemont SA, Cl A	745	70
Clariant AG	2,005	32
Credit Suisse Group	4,390	17
Geberit AG	215	92
Givaudan SA	26	79
Holcim AG	1,540	63
Logitech International SA	1,488	68
Lonza Group AG	296	144
Nestle SA	1,850	201
Novartis AG	1,266	97
Partners Group Holding AG	76	61
Roche Holding AG	484	190
Schindler Holding AG	179	27
SGS SA, Cl B	41	88
Sika AG	195	39
Sonova Holding AG	526	116
Straumann Holding AG	960	88
Swatch Group AG/The, Cl B	251	57
Swiss Life Holding AG	180	80
Swiss Prime Site AG ‡	588	47
Swisscom AG	2,529	1,187
Temenos AG	836	56
UBS Group AG	4,371	64
Zurich Insurance Group AG	87	35
		3,646
United Kingdom — 0.3%
Admiral Group PLC	2,390	51
Antofagasta PLC	6,096	75
Associated British Foods PLC	7,753	108
AstraZeneca PLC	1,035	114
AVEVA Group PLC	2,005	69
Barratt Developments PLC	6,905	26
Berkeley Group Holdings PLC	1,223	45
BP PLC	166,963	798
British American Tobacco PLC	4,565	164

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
BT Group PLC, Cl A	16,376	$22
Bunzl PLC	3,000	92
Burberry Group PLC	2,683	54
Coca-Cola Europacific Partners PLC	4,019	171
Coca-Cola HBC AG	4,673	98
Compass Group PLC	3,169	63
DCC PLC	732	38
Diageo PLC	2,888	122
Experian PLC	1,157	34
GSK PLC	4,891	71
Haleon *	18,957	59
Halma PLC	5,482	123
Hargreaves Lansdown PLC	4,638	44
HSBC Holdings PLC	17,725	92
Imperial Brands PLC	5,956	122
Informa PLC	4,973	28
InterContinental Hotels Group PLC	861	41
J Sainsbury PLC	54,025	105
Johnson Matthey PLC	2,742	55
Kingfisher PLC	15,739	38
Kingspan Group PLC	608	27
Land Securities Group PLC	4,420	26
Linde PLC	660	178
London Stock Exchange Group PLC	585	49
Mondi PLC	5,822	89
National Grid PLC	16,672	172
NMC Health PLC *	12,179	—
Ocado Group PLC *	7,660	40
Pearson PLC	4,394	42
Pentair PLC	1,382	56
Persimmon PLC	1,207	16
Phoenix Group Holdings PLC	7,887	46
Prudential PLC	1,980	19
Reckitt Benckiser Group PLC	1,269	84
RELX PLC	3,034	74
Rentokil Initial PLC	12,011	64
Rolls-Royce Holdings PLC *	19,553	15
Sage Group PLC/The	12,410	96
Segro PLC ‡	3,917	33
Severn Trent PLC	3,984	104
Shell PLC	32,193	798
Smith & Nephew PLC	7,784	90
Smiths Group PLC	3,056	51
Smurfit Kappa Group PLC	3,889	111
SSE PLC	6,499	110
Tesco PLC	17,126	39
Unilever PLC	702	31
United Utilities Group PLC, Cl B	16,150	159
Whitbread PLC	1,289	33
		5,574

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
United States — 0.0%
Accenture PLC, Cl A	286	$73
Allegion PLC	654	58
Amcor PLC	16,032	172
Aon PLC, Cl A	234	63
Aptiv PLC *	853	67
Eaton Corp PLC	402	54
Johnson Controls International plc	3,007	148
Medtronic PLC	1,787	144
Trane Technologies PLC	641	93
		872
Total Foreign Common Stock
(Cost $67,880) ($ Thousands)		59,852

COMMON STOCK — 2.7%
Communication Services — 0.3%
Activision Blizzard Inc	2,968	221
Alphabet Inc, Cl A *	2,300	220
AT&T Inc	21,541	331
Charter Communications Inc, Cl A *	386	117
Comcast Corp, Cl A	5,273	155
DISH Network Corp, Cl A *	9,866	136
Electronic Arts Inc	2,309	267
Fox Corp, Cl B	7,570	216
Interpublic Group of Cos Inc/The	7,556	193
Live Nation Entertainment Inc *	2,510	191
Lumen Technologies Inc	36,323	264
Match Group Inc *	3,749	179
Meta Platforms Inc, Cl A *	1,292	175
Netflix Inc *	572	135
News Corp, Cl B	12,829	198
Omnicom Group Inc	3,054	193
Paramount Global, Cl B	10,617	202
Take-Two Interactive Software Inc, Cl A *	2,112	230
T-Mobile US Inc *	2,725	366
Twitter Inc *	6,607	290
Verizon Communications Inc	10,486	398
Walt Disney Co/The *	1,666	157
Warner Bros Discovery Inc *	12,559	144
		4,978
Consumer Discretionary — 0.2%
Advance Auto Parts Inc	554	87
Amazon.com Inc, Cl A *	920	104
AutoZone Inc *	63	135
Bath & Body Works Inc	2,693	88
Best Buy Co Inc	1,132	72
Booking Holdings Inc *	47	77
BorgWarner Inc	2,489	78

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CarMax Inc *	933	$62
Chipotle Mexican Grill Inc, Cl A *	60	90
Darden Restaurants Inc	800	101
Dollar General Corp	528	127
Dollar Tree Inc *	910	124
Domino's Pizza Inc	229	71
DR Horton Inc	1,517	102
eBay Inc	2,264	83
Etsy Inc *	824	83
Expedia Group Inc *	847	79
Garmin Ltd	1,316	106
General Motors Co	2,191	70
Hasbro Inc	959	65
Hilton Worldwide Holdings Inc	1,035	125
Home Depot Inc/The	344	95
Las Vegas Sands Corp *	3,108	117
Lennar Corp, Cl A	1,120	84
LKQ Corp	2,394	113
Lowe's Cos Inc	598	112
Marriott International Inc/MD, Cl A	453	63
McDonald's Corp	446	103
MGM Resorts International	2,528	75
Mohawk Industries Inc *	714	65
Newell Brands Inc, Cl B	4,778	66
NIKE Inc, Cl B	913	76
O'Reilly Automotive Inc *	186	131
Penn EntertainmentInc *	2,062	57
PVH Corp	1,266	57
Ralph Lauren Corp, Cl A	835	71
Ross Stores Inc	1,391	117
Royal Caribbean Cruises Ltd *	2,081	79
Starbucks Corp	1,082	91
Tapestry Inc	2,823	80
Target Corp, Cl A	683	101
Tesla Inc *	237	63
TJX Cos Inc/The	1,988	123
Tractor Supply Co	712	132
Ulta Beauty Inc *	252	101
VF Corp	2,239	67
Whirlpool Corp	588	79
Wynn Resorts Ltd *	1,214	77
Yum! Brands Inc	926	98
		4,422
Consumer Staples — 0.4%
Altria Group Inc	5,478	221
Archer-Daniels-Midland Co	2,936	236
Brown-Forman Corp, Cl B	2,289	152
Campbell Soup Co	7,410	349
Church & Dwight Co Inc	2,519	180
Clorox Co/The	1,236	159
Coca-Cola Co/The	3,032	170
Colgate-Palmolive Co	3,689	259

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Conagra Brands Inc	7,947	$259
Constellation Brands Inc, Cl A	1,139	262
Costco Wholesale Corp	479	226
Estee Lauder Cos Inc/The, Cl A	852	184
General Mills Inc	5,970	457
Hershey Co/The	1,347	297
Hormel Foods Corp	6,752	307
J M Smucker Co/The	2,772	381
Kellogg Co	4,858	339
Kimberly-Clark Corp	2,081	234
Kraft Heinz Co/The	8,225	274
Kroger Co/The	4,435	194
Lamb Weston Holdings Inc	2,378	184
McCormick & Co Inc/MD	3,295	235
Molson Coors Beverage Co, Cl B	3,119	150
Mondelez International Inc, Cl A	3,684	202
Monster Beverage Corp *	3,145	274
PepsiCo Inc	1,095	179
Philip Morris International Inc	2,561	213
Procter & Gamble Co/The	2,075	262
Sysco Corp, Cl A	2,494	176
Tyson Foods Inc, Cl A	2,695	178
Walgreens Boots Alliance Inc	4,466	140
Walmart Inc	1,137	147
		7,480
Energy — 0.2%
Baker Hughes Co, Cl A	6,778	142
Chevron Corp	1,696	244
ConocoPhillips	2,608	267
Coterra Energy Inc	9,055	237
Diamondback Energy Inc, Cl A	1,554	187
EOG Resources Inc	2,103	235
Exxon Mobil Corp	3,328	290
Halliburton Co	5,813	143
Hess Corp	3,016	329
Kinder Morgan Inc	11,252	187
Marathon Petroleum Corp	2,992	297
Occidental Petroleum Corp	5,199	320
ONEOK Inc	3,697	189
Phillips 66	2,119	171
Pioneer Natural Resources Co	950	206
Schlumberger NV, Cl A	4,748	170
Valero Energy Corp	2,323	248
Williams Cos Inc/The	6,562	188
		4,050
Financials — 0.2%
Allstate Corp/The	963	120
Ameriprise Financial Inc	353	89
Arthur J Gallagher & Co	347	59
Assurant Inc	976	142
Bank of America Corp	1,442	43

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bank of New York Mellon Corp/The	1,593	$61
BlackRock Inc	75	41
Capital One Financial Corp	280	26
Cboe Global Markets Inc	436	51
Charles Schwab Corp/The	1,056	76
Chubb Ltd	281	51
Cincinnati Financial Corp	502	45
Citigroup Inc	1,014	42
Discover Financial Services	794	72
Eversource Energy	4,311	336
Fifth Third Bancorp	2,376	76
Franklin Resources Inc	2,773	60
Globe Life Inc	870	87
Goldman Sachs Group Inc/The	156	46
Hartford Financial Services Group Inc/The	671	42
Huntington Bancshares Inc/OH	2,954	39
Intercontinental Exchange Inc	482	43
Invesco Ltd	3,850	53
JPMorgan Chase & Co	293	31
KeyCorp	2,956	47
Loews Corp	1,583	79
M&T Bank Corp	1,522	268
MarketAxess Holdings Inc	257	57
Marsh & McLennan Cos Inc	634	95
MetLife Inc	351	21
Morgan Stanley	1,357	107
MSCI Inc, Cl A	231	97
Nasdaq Inc, Cl A	1,104	63
Northern Trust Corp	370	32
PNC Financial Services Group Inc/The	607	91
Principal Financial Group Inc, Cl A	1,498	108
Progressive Corp/The	529	62
Prudential Financial Inc	736	63
Raymond James Financial Inc	1,314	130
Regions Financial Corp	3,285	66
S&P Global Inc	277	85
State Street Corp	770	47
SVB Financial Group, Cl B *	177	59
Synchrony Financial	2,695	76
T Rowe Price Group Inc	327	34
Travelers Cos Inc/The	290	44
US Bancorp	2,336	94
Wells Fargo & Co	1,682	68
Willis Towers Watson PLC	490	99
		3,723
Health Care — 0.3%
Abbott Laboratories	1,268	123
AbbVie Inc	968	130
ABIOMED Inc *	422	104
Agilent Technologies Inc	1,033	126
Align Technology Inc *	294	61
AmerisourceBergen Corp, Cl A	593	80

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Amgen Inc, Cl A	646	$146
Baxter International Inc	1,597	86
Becton Dickinson and Co	396	88
Biogen Inc *	485	129
Bio-Rad Laboratories Inc, Cl A *	142	59
Boston Scientific Corp *	2,255	87
Bristol-Myers Squibb Co	1,520	108
Cardinal Health Inc	1,236	82
Catalent Inc *	1,309	95
Centene Corp *	1,160	90
Cigna Corp	365	101
Cooper Cos Inc/The, Cl A	391	103
CVS Health Corp	1,342	128
Danaher Corp, Cl A	606	157
DENTSPLY SIRONA Inc	2,914	83
Dexcom Inc *	860	69
Edwards Lifesciences Corp, Cl A *	1,150	95
Elevance Health Inc	269	122
Eli Lilly & Co	431	139
Gilead Sciences Inc	1,887	116
HCA Healthcare Inc	406	75
Henry Schein Inc *	1,495	98
Hologic Inc *	1,195	77
Humana Inc	212	103
IDEXX Laboratories Inc *	289	94
Illumina Inc *	448	85
Incyte Corp *	1,380	92
Intuitive Surgical Inc *	390	73
Johnson & Johnson	1,720	281
Laboratory Corp of America Holdings	675	138
McKesson Corp	525	178
Merck & Co Inc	1,941	167
Mettler-Toledo International Inc *	80	87
Moderna Inc *	589	70
Neogen Corp, Cl B *	7	—
Organon & Co	3,618	85
PerkinElmer Inc	728	88
Pfizer Inc	2,320	102
Quest Diagnostics Inc	658	81
Regeneron Pharmaceuticals Inc *	259	178
ResMed Inc	487	106
Stryker Corp	526	107
Thermo Fisher Scientific Inc	120	61
UnitedHealth Group Inc	200	101
Universal Health Services Inc, Cl B	971	86
Vertex Pharmaceuticals Inc *	617	179
Viatris Inc, Cl W *	12,206	104
Waters Corp *	259	70
West Pharmaceutical Services Inc	276	68
Zimmer Biomet Holdings Inc	1,053	110
Zoetis Inc, Cl A	653	97
		5,948

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industrials — 0.2%
3M Co	563	$62
A O Smith Corp	980	48
Alaska Air Group Inc *	1,425	56
AMETEK Inc	926	105
Carrier Global Corp	1,544	55
CH Robinson Worldwide Inc	978	94
Cintas Corp	146	57
Copart Inc *	726	77
CSX Corp	2,961	79
Cummins Inc	289	59
Delta Air Lines Inc, Cl A *	1,919	54
Dover Corp	565	66
Emerson Electric Co	986	72
Equifax Inc	349	60
Expeditors International of Washington Inc	870	77
Fastenal Co, Cl A	1,178	54
FedEx Corp	571	85
Fortive Corp	1,754	102
Generac Holdings Inc *	415	74
General Dynamics Corp	849	180
General Electric Co	646	40
Honeywell International Inc	494	82
Howmet Aerospace Inc	2,374	73
Huntington Ingalls Industries Inc, Cl A	418	93
IDEX Corp	1,267	253
Illinois Tool Works Inc	606	109
Ingersoll Rand Inc	1,458	63
Jacobs Solutions Inc	942	102
JB Hunt Transport Services Inc	390	61
L3Harris Technologies Inc	320	67
Leidos Holdings Inc	1,361	119
Lockheed Martin Corp	186	72
Masco Corp	1,288	60
Nielsen Holdings PLC	10,077	279
Norfolk Southern Corp	347	73
Northrop Grumman Corp	381	179
Otis Worldwide Corp	879	56
PACCAR Inc	956	80
Parker-Hannifin Corp, Cl A	382	93
Quanta Services Inc	797	102
Raytheon Technologies Corp	905	74
Rockwell Automation Inc	289	62
Rollins Inc	4,270	148
Snap-on Inc	986	199
Southwest Airlines Co, Cl A *	1,959	60
TransDigm Group Inc	128	67
Union Pacific Corp	311	61
United Parcel Service Inc, Cl B	363	59
United Rentals Inc *	308	83
Verisk Analytics Inc, Cl A	884	151
Waste Management Inc	830	133

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xylem Inc/NY	691	$60
		4,729
Information Technology — 0.2%
Adobe Inc *	192	53
Advanced Micro Devices Inc *	841	53
Akamai Technologies Inc *	831	67
Analog Devices Inc	376	52
ANSYS Inc *	288	64
Applied Materials Inc	1,164	95
Autodesk Inc, Cl A *	366	68
Automatic Data Processing Inc	354	80
Broadcom Inc	192	85
Cadence Design Systems Inc *	1,227	201
Ceridian HCM Holding Inc *	1,787	100
Check Point Software Technologies Ltd *	1,215	136
Cisco Systems Inc	2,109	84
Citrix Systems Inc	1,065	111
Cognizant Technology Solutions Corp, Cl A	1,546	89
Corning Inc, Cl B	2,864	83
CyberArk Software Ltd *	486	73
DXC Technology Co *	2,072	51
Enphase Energy Inc *	541	150
F5 Inc, Cl A *	420	61
Fidelity National Information Services Inc, Cl B	799	60
Fiserv Inc, Cl A *	790	74
FleetCor Technologies Inc *	390	69
Global Payments Inc	738	80
Hewlett Packard Enterprise Co	8,829	106
HP Inc	2,363	59
Intel Corp	1,628	42
International Business Machines Corp	639	76
Intuit Inc	357	138
Jack Henry & Associates Inc	575	105
Juniper Networks Inc	2,925	76
Keysight Technologies Inc *	736	116
KLA Corp	464	141
Mastercard Inc, Cl A	332	94
Microchip Technology Inc	1,142	70
Micron Technology Inc	831	42
Microsoft Corp	768	179
Monolithic Power Systems Inc	286	104
Motorola Solutions Inc	317	71
NetApp Inc	725	45
NortonLifeLock Inc	4,139	83
Oracle Corp, Cl B	2,724	166
Paychex Inc	656	74
Paycom Software Inc *	261	86
PayPal Holdings Inc *	1,101	95
PTC Inc *	987	103
Qorvo Inc *	628	50
QUALCOMM Inc	570	64

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Salesforce Inc *	438	$63
ServiceNow Inc *	159	60
Skyworks Solutions Inc	656	56
Synopsys Inc *	211	64
Teledyne Technologies Inc *	176	59
Texas Instruments Inc	780	121
Trimble Inc *	1,788	97
Tyler Technologies Inc *	247	86
VeriSign Inc *	681	118
Western Digital Corp *	1,138	37
Zebra Technologies Corp, Cl A *	223	58
		5,043
Materials — 0.2%
Air Products and Chemicals Inc	580	135
Albemarle Corp	1,075	284
Avery Dennison Corp	1,153	187
Ball Corp	1,736	84
Celanese Corp, Cl A	803	72
CF Industries Holdings Inc	2,959	285
Corteva Inc	5,121	293
Dow Inc	2,337	103
DuPont de Nemours Inc	2,736	138
Eastman Chemical Co	1,987	141
Ecolab Inc	1,343	194
FMC Corp	1,834	194
Freeport-McMoRan Inc, Cl B	3,462	95
International Flavors & Fragrances Inc	1,993	181
International Paper Co	6,235	198
LyondellBasell Industries NV, Cl A	1,153	87
Martin Marietta Materials Inc, Cl A	696	224
Mosaic Co/The	4,243	205
Newmont Corp	4,763	200
Packaging Corp of America	1,034	116
PPG Industries Inc	1,382	153
Sealed Air Corp	3,350	149
Sherwin-Williams Co/The, Cl A	828	169
Vulcan Materials Co	1,039	164
Westrock Co	5,436	168
		4,219
Real Estate — 0.1%
Alexandria Real Estate Equities Inc ‡	628	88
American Tower Corp, Cl A ‡	353	76
Boston Properties Inc ‡	379	28
Crown Castle Inc ‡	437	63
Digital Realty Trust Inc, Cl A ‡	526	52
Duke Realty Corp ‡	2,124	102
Equinix Inc ‡	66	38
Equity Residential ‡	1,670	112
Essex Property Trust Inc ‡	198	48
Extra Space Storage Inc ‡	738	128
Federal Realty Investment Trust ‡	1,348	122

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Healthpeak Properties Inc ‡	1,687	$39
Host Hotels & Resorts Inc ‡	8,096	129
Iron Mountain Inc ‡	1,556	68
Mid-America Apartment Communities Inc ‡	907	141
Prologis Inc ‡	549	56
Public Storage ‡	325	95
Realty Income Corp ‡	2,310	134
Regency Centers Corp ‡	515	28
SBA Communications Corp, Cl A ‡	152	43
UDR Inc ‡	2,549	106
Ventas Inc ‡	1,594	64
Vornado Realty Trust ‡	747	17
Welltower Inc ‡	476	31
Weyerhaeuser Co ‡	1,020	29
		1,837
Utilities — 0.4%
AES Corp/The	15,573	352
Alliant Energy Corp	6,201	329
Ameren Corp	4,410	355
American Electric Power Co Inc	3,595	311
American Water Works Co Inc	1,287	168
Atmos Energy Corp	1,688	172
CenterPoint Energy Inc	10,623	299
CMS Energy Corp	5,009	292
Consolidated Edison Inc	3,428	294
Constellation Energy Corp	4,283	356
Dominion Energy Inc	3,964	274
DTE Energy Co	2,191	252
Duke Energy Corp	3,471	323
Edison International	5,332	302
Entergy Corp	2,469	248
Evergy Inc	5,347	318
Exelon Corp	5,763	216
FirstEnergy Corp	5,862	217
NextEra Energy Inc	3,133	246
NiSource Inc	10,261	258
NRG Energy Inc	6,095	233
Pinnacle West Capital Corp	4,965	320
PPL Corp	9,644	244
Public Service Enterprise Group Inc	5,156	290
Sempra Energy	2,197	329
Southern Co/The	5,517	375
WEC Energy Group Inc	3,611	323
Xcel Energy Inc	4,952	317
		8,013
Total Common Stock
(Cost $39,740) ($ Thousands)		54,442

Description	Shares	Market Value ($ Thousands)
EXCHANGE TRADED FUND — 0.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	130,327	$13,352
Total Exchange Traded Fund
(Cost $14,921) ($ Thousands)		13,352
	Face Amount (Thousands)
CORPORATE OBLIGATIONS — 0.5%
Consumer Discretionary — 0.0%
Toyota Motor
3.419%, 07/20/2023 ^	$500	496
Toyota Motor Credit MTN
2.625%, 01/10/2023 ^	375	373
		869
Consumer Staples — 0.1%
Colgate-Palmolive MTN
2.250%, 11/15/2022 ^	1,250	1,248
Energy — 0.1%
CNOOC Petroleum North America ULC
5.875%, 03/10/2035 ^	100	98
Equinor ASA
2.450%, 01/17/2023 ^	1,250	1,243
		1,341
Financials — 0.2%
Bank of Montreal MTN
2.550%, 11/06/2022 ^	250	250
Berkshire Hathaway
2.750%, 03/15/2023 ^	1,000	995
FMS Wertmanagement
2.750%, 03/06/2023 ^	375	373
Kreditanstalt fuer Wiederaufbau
2.125%, 01/17/2023 ^	1,250	1,244
Landwirtschaftliche Rentenbank
2.000%, 01/13/2025 ^	250	237
National Australia Bank Ltd
3.000%, 01/20/2023 ^	200	199
Oesterreichische Kontrollbank MTN
2.875%, 03/13/2023 ^	500	498
Svensk Exportkredit MTN
2.875%, 03/14/2023 ^	1,000	994
1.625%, 11/14/2022 ^	125	125
Toronto-Dominion Bank MTN
3.500%, 07/19/2023 ^	250	248
		5,163

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Information Technology — 0.1%
Apple
2.850%, 02/23/2023 ^	$1,000	$995
2.400%, 05/03/2023 ^	250	247
Microsoft
2.125%, 11/15/2022 ^	500	499
Visa
2.800%, 12/14/2022 ^	125	125
		1,866
Total Corporate Obligations
(Cost $10,577) ($ Thousands)		10,487
Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK — 0.0%
Health Care — 0.0%
Sartorius AG (D)	230	$79
Total Preferred Stock
(Cost $91) ($ Thousands)		79
Total Investments in Securities — 54.6%
(Cost $1,200,829) ($ Thousands)		$1,110,033

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Platinum^	8	Aug-2023	$107	$108	$1
Amsterdam Index	73	Oct-2022	10,029	9,163	(660)
Australian 10-Year Bond	1,119	Dec-2022	91,774	84,261	(1,970)
Australian 3-Year Bond	135	Dec-2022	9,291	9,249	40
Bloomberg Commodity Index^	3,456	Dec-2022	40,746	38,531	(2,215)
Brent Crude^	268	Dec-2022	23,394	22,383	(1,011)
Brent Crude^	97	Dec-2022	8,480	8,259	(221)
CAC40 10 Euro Index	75	Oct-2022	4,419	4,235	(154)
Canadian 10-Year Bond	700	Dec-2022	67,541	62,962	(838)
Coffee C^	124	Dec-2022	9,741	10,302	561
Copper^	113	Dec-2022	10,085	9,640	(444)
Corn^	464	Dec-2022	13,998	15,718	1,720
Cotton No. 2^	74	Dec-2022	4,059	3,158	(901)
Cotton No. 2^	72	Mar-2023	3,618	3,004	(614)
DAX Index	27	Dec-2022	9,167	8,024	(848)
Euro STOXX 50	427	Dec-2022	14,050	13,867	(282)
Euro-Bobl	1,032	Dec-2022	127,087	121,067	(3,137)
Euro-BTP	359	Dec-2022	42,339	39,383	(1,996)
Euro-Bund	928	Dec-2022	131,423	125,904	(4,191)
Euro-Buxl	122	Dec-2022	19,148	17,526	(1,390)
Euro-OAT	172	Dec-2022	23,954	22,262	(1,086)
Euro-Schatz	442	Dec-2022	46,452	46,403	(7)
Feeder Cattle^	87	Nov-2022	7,992	7,596	(396)
Feeder Cattle^	1	Jan-2023	92	88	(4)
FTSE 100 Index	345	Dec-2022	29,315	26,629	(1,808)
FTSE MIB Index	152	Dec-2022	15,607	15,285	(450)
FTSE Taiwan Index	84	Oct-2022	4,012	3,923	(90)
FTSE/JSE Top 40 Index	122	Dec-2022	4,108	3,924	(132)
Gasoline^	26	Nov-2022	2,579	2,588	9
Gasoline^	88	Nov-2022	8,610	8,423	(188)
Gold^	26	Dec-2022	4,328	4,347	19
Gold^	203	Dec-2022	36,067	33,942	(2,125)
Hang Seng China Enterprises Index	122	Oct-2022	4,722	4,596	(127)
Hang Seng Index	130	Oct-2022	14,763	14,251	(512)
IBEX	109	Oct-2022	8,733	7,863	(709)
Japanese 10-Year Bond	87	Dec-2022	89,675	89,137	(91)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Japanese 10-Year Government Bond E-MINI	1,765	Dec-2022	$184,100	$181,152	$(370)
KC HRW Wheat^	28	Dec-2022	1,334	1,388	54
Lean Hogs^	104	Dec-2022	3,578	3,171	(407)
Live Cattle^	361	Dec-2022	21,740	21,234	(506)
LME Copper^	53	Dec-2022	10,242	10,042	(200)
LME Lead^	26	Dec-2022	1,192	1,241	49
LME Nickel^	63	Dec-2022	8,359	7,973	(386)
LME Primary Aluminum^	217	Dec-2022	13,254	11,723	(1,531)
LME Zinc^	131	Dec-2022	10,101	9,769	(331)
LME Zinc^	74	Dec-2022	5,404	5,519	114
Long Gilt 10-Year Bond	744	Dec-2022	89,741	80,063	(7,080)
Low Sulphur Gasoil^	105	Dec-2022	10,033	9,474	(560)
Low Sulphur Gasoil^	44	Nov-2022	4,360	4,144	(216)
MSCI Emerging Markets	1,091	Dec-2022	53,129	47,540	(5,589)
Natural Gas^	232	Nov-2022	19,677	16,391	(3,286)
NY Harbor ULSD^	50	Nov-2022	7,128	6,567	(561)
NY Harbor ULSD^	34	Dec-2022	4,464	4,465	1
NYMEX Cocoa^	417	Dec-2022	10,001	9,816	(185)
OMX Stockholm 30	437	Oct-2022	8,045	7,206	(525)
Russell 2000 Index E-MINI	934	Dec-2022	86,352	77,980	(8,373)
S&P - Goldman Sachs Commodity Index^	72	Oct-2022	11,360	10,922	(437)
S&P 500 Index E-MINI	980	Dec-2022	196,036	176,474	(19,562)
S&P Mid Cap 400 Index E-MINI	54	Dec-2022	13,434	11,924	(1,510)
S&P TSX 60 Index	108	Dec-2022	19,257	17,543	(815)
SGX Nifty 50	155	Oct-2022	5,229	5,297	68
Silver^	182	Dec-2022	18,345	17,325	(1,019)
Soybean^	73	Jan-2023	5,316	5,021	(295)
Soybean^	257	Nov-2022	18,903	17,537	(1,366)
Soybean Meal^	345	Dec-2022	14,050	13,903	(146)
Soybean Oil^	214	Dec-2022	9,149	7,904	(1,245)
SPI 200 Index	295	Dec-2022	33,448	30,660	(1,441)
Sugar No. 11^	567	Mar-2023	11,520	11,228	(292)
TOPIX Index	470	Dec-2022	62,165	59,617	(1,768)
U.S. 2-Year Treasury Note	1,528	Dec-2022	317,125	313,837	(3,288)
U.S. 5-Year Treasury Note	1,108	Jan-2023	123,144	119,119	(4,026)
U.S. 10-Year Treasury Note	2,032	Dec-2022	233,882	227,711	(6,171)
U.S. Long Treasury Bond	699	Dec-2022	94,888	88,358	(6,530)
U.S. Ultra Long Treasury Bond	84	Dec-2022	12,287	11,508	(779)
Wheat^	163	Dec-2022	6,485	7,510	1,025
WTI Crude Oil^	65	Nov-2022	5,124	5,117	(7)
			2,704,886	2,573,374	(105,739)
Short Contracts
FTSE KLCI	(2)	Oct-2022	$(30)	$(30)	$–
Amsterdam Index	(34)	Oct-2022	(4,246)	(4,268)	21
Canadian 10-Year Bond	(409)	Dec-2022	(36,929)	(36,788)	(34)
DAX Index	(47)	Dec-2022	(14,152)	(13,967)	332
Feeder Cattle^	(10)	Nov-2022	(891)	(873)	18
KOSPI 200 Index	(14)	Dec-2022	(696)	(691)	8
LME Primary Aluminum^	(77)	Dec-2022	(4,166)	(4,160)	7
Mexican Bolsa Index	(6)	Dec-2022	(136)	(134)	2
MSCI Singapore Index	(180)	Oct-2022	(3,531)	(3,521)	15
Natural Gas^	(10)	Oct-2022	(708)	(677)	32
NY Harbor ULSD^	(20)	Oct-2022	(2,687)	(2,706)	(19)
NYMEX Cocoa^	(45)	Dec-2022	(1,018)	(1,059)	(41)
OMX Stockholm 30	(481)	Oct-2022	(7,760)	(7,932)	(62)
Soybean^	(102)	Jan-2023	(7,297)	(7,015)	282
Wheat^	(23)	Dec-2022	(1,022)	(1,060)	(37)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
WTI Crude Oil^	(86)	Oct-2022	$(6,819)	$(6,836)	$(17)
			(92,088)	(91,717)	507
			$2,612,798	$2,481,657	$(105,232)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	10/27/22	USD	18,835	GBP	17,000	$150
Brown Brothers Harriman	10/27/22	EUR	126,500	USD	127,118	2,974
Brown Brothers Harriman	10/28/22	GBP	28	USD	31	(1)
Citigroup	12/21/22	SGD	112	USD	79	1
Citigroup	12/21/22	USD	185	GBP	160	(6)
Citigroup	12/21/22	USD	215	SGD	310	1
Citigroup	12/21/22	USD	73	SGD	104	—
Citigroup	12/21/22	USD	295	IDR	4,500,000	(1)
Citigroup	12/21/22	USD	986	COP	4,450,000	(31)
Citigroup	12/21/22	USD	3,684	HUF	1,525,496	(231)
Citigroup	12/21/22	USD	907	CZK	23,000	5
Citigroup	12/21/22	USD	3,089	CZK	77,023	(36)
Citigroup	12/21/22	ILS	5,917	USD	1,685	9
Citigroup	12/21/22	USD	1,171	CLP	1,150,000	12
Citigroup	12/21/22	USD	5,128	CLP	4,723,017	(273)
Citigroup	12/21/22	USD	9,964	PLN	47,701	(437)
Citigroup	12/21/22	PHP	10,000	USD	170	1
Citigroup	12/21/22	USD	10,344	KRW	13,914,702	(624)
Citigroup	12/21/22	USD	80	CNH	570	1
Citigroup	12/21/22	USD	11,697	CNH	80,668	(359)
Citigroup	12/21/22	USD	14,527	BRL	76,648	(621)
Citigroup	12/21/22	USD	82	ZAR	1,500	1
Citigroup	12/21/22	USD	15,042	ZAR	259,276	(719)
Citigroup	12/21/22	GBP	15,667	USD	18,422	916
Citigroup	12/21/22	USD	16,272	INR	1,310,125	(317)
Citigroup	12/21/22	BRL	17,045	USD	3,228	136
Citigroup	12/21/22	USD	18,767	MXN	384,726	86
Citigroup	12/21/22	USD	7,737	MXN	157,389	(24)
Citigroup	12/21/22	PLN	19,476	USD	3,965	75
Citigroup	12/21/22	PLN	15,520	USD	3,056	(43)
Citigroup	12/21/22	USD	25,326	EUR	25,844	157
Citigroup	12/21/22	USD	10,352	EUR	10,341	(156)
Citigroup	12/21/22	TWD	33,000	USD	1,045	3
Citigroup	12/21/22	TWD	5,000	USD	157	—
Citigroup	12/21/22	CNH	35,390	USD	5,000	27
Citigroup	12/21/22	CNH	4,429	USD	618	(5)
Citigroup	12/21/22	CZK	12,491	USD	501	6
Citigroup	12/21/22	CZK	30,000	USD	1,182	(7)
Citigroup	12/21/22	ZAR	42,897	USD	2,458	89
Citigroup	12/21/22	EUR	100,145	USD	100,655	1,910
Citigroup	12/21/22	MXN	7,002	USD	344	1

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	12/21/22	MXN	110,411	USD	5,388	$(22)
Citigroup	12/21/22	HUF	250,000	USD	575	9
Citigroup	12/21/22	HUF	105,000	USD	236	(2)
Citigroup	12/21/22	INR	760,000	USD	9,283	28
Citigroup	12/21/22	INR	165,000	USD	2,004	(5)
Citigroup	12/21/22	CLP	50,000	USD	52	—
Citigroup	12/21/22	CLP	3,550,000	USD	3,619	(30)
Citigroup	12/21/22	KRW	10,885,821	USD	7,803	199
Citigroup	12/21/22	KRW	50,000	USD	35	—
JPMorgan Chase Bank	10/28/22	CHF	3,600	USD	3,649	(19)
JPMorgan Chase Bank	10/28/22	GBP	4,900	USD	5,282	(190)
JPMorgan Chase Bank	10/28/22	CAD	6,140	USD	4,476	7
JPMorgan Chase Bank	10/28/22	EUR	13,500	USD	13,024	(226)
JPMorgan Chase Bank	10/28/22	JPY	2,491,000	USD	17,265	7
JPMorgan Chase Bank	12/21/22	SGD	112	USD	79	1
JPMorgan Chase Bank	12/21/22	USD	215	SGD	310	1
JPMorgan Chase Bank	12/21/22	USD	73	SGD	104	—
JPMorgan Chase Bank	12/21/22	USD	295	IDR	4,500,000	(1)
JPMorgan Chase Bank	12/21/22	USD	986	COP	4,450,000	(32)
JPMorgan Chase Bank	12/21/22	USD	3,684	HUF	1,525,496	(231)
JPMorgan Chase Bank	12/21/22	USD	907	CZK	23,000	5
JPMorgan Chase Bank	12/21/22	USD	3,089	CZK	77,022	(36)
JPMorgan Chase Bank	12/21/22	ILS	5,917	USD	1,685	9
JPMorgan Chase Bank	12/21/22	USD	1,171	CLP	1,150,000	11
JPMorgan Chase Bank	12/21/22	USD	5,128	CLP	4,723,017	(273)
JPMorgan Chase Bank	12/21/22	USD	9,964	PLN	47,701	(438)
JPMorgan Chase Bank	12/21/22	PHP	10,000	USD	170	—
JPMorgan Chase Bank	12/21/22	USD	10,344	KRW	13,914,702	(624)
JPMorgan Chase Bank	12/21/22	USD	5,191	EUR	5,343	78
JPMorgan Chase Bank	12/21/22	USD	6,396	EUR	6,404	(82)
JPMorgan Chase Bank	12/21/22	USD	80	CNH	570	—
JPMorgan Chase Bank	12/21/22	USD	11,697	CNH	80,668	(360)
JPMorgan Chase Bank	12/21/22	GBP	14,193	USD	16,679	819
JPMorgan Chase Bank	12/21/22	USD	14,527	BRL	76,647	(621)
JPMorgan Chase Bank	12/21/22	USD	82	ZAR	1,500	1
JPMorgan Chase Bank	12/21/22	USD	15,042	ZAR	259,275	(719)
JPMorgan Chase Bank	12/21/22	USD	16,272	INR	1,310,125	(318)
JPMorgan Chase Bank	12/21/22	BRL	17,045	USD	3,228	135
JPMorgan Chase Bank	12/21/22	USD	18,767	MXN	384,726	86
JPMorgan Chase Bank	12/21/22	USD	7,737	MXN	157,389	(25)
JPMorgan Chase Bank	12/21/22	PLN	19,476	USD	3,965	75
JPMorgan Chase Bank	12/21/22	PLN	15,520	USD	3,056	(44)
JPMorgan Chase Bank	12/21/22	TWD	33,000	USD	1,045	3
JPMorgan Chase Bank	12/21/22	TWD	5,000	USD	157	(1)
JPMorgan Chase Bank	12/21/22	CNH	35,390	USD	5,000	26
JPMorgan Chase Bank	12/21/22	CNH	4,429	USD	618	(5)
JPMorgan Chase Bank	12/21/22	CZK	12,491	USD	501	6
JPMorgan Chase Bank	12/21/22	CZK	30,000	USD	1,182	(8)
JPMorgan Chase Bank	12/21/22	ZAR	42,897	USD	2,458	88

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Accumulation Fund (Concluded)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	12/21/22	EUR	99,781	USD	100,290	$1,903
JPMorgan Chase Bank	12/21/22	MXN	7,002	USD	344	—
JPMorgan Chase Bank	12/21/22	MXN	110,411	USD	5,388	(22)
JPMorgan Chase Bank	12/21/22	INR	165,000	USD	2,004	(6)
JPMorgan Chase Bank	12/21/22	HUF	250,000	USD	575	8
JPMorgan Chase Bank	12/21/22	HUF	105,000	USD	236	(2)
JPMorgan Chase Bank	12/21/22	INR	760,000	USD	9,283	28
JPMorgan Chase Bank	12/21/22	CLP	50,000	USD	52	—
JPMorgan Chase Bank	12/21/22	CLP	3,550,000	USD	3,619	(31)
JPMorgan Chase Bank	12/21/22	KRW	10,885,821	USD	7,803	198
JPMorgan Chase Bank	12/21/22	KRW	50,000	USD	35	—
State Street	10/27/22	USD	29,329	EUR	30,000	112
State Street	10/27/22	GBP	73,200	USD	86,600	4,855
State Street	10/28/22	EUR	14	USD	13	—
State Street	10/28/22	AUD	4,500	USD	2,912	19
State Street	10/28/22	HKD	36,100	USD	4,602	(1)
						$7,013

A list of the open OTC swap agreements held by the Fund at September 30, 2022 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	Bovespa Index	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	10/13/2022	BRL	$2,909	$2,656	$–	$(117)
JPMorgan Chase	Taiwan Index (TAIEX)	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	10/19/2022	TWD	7,251	6,666	–	(508)
JPMorgan Chase	Taiwan Index (TAIEX)	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	10/19/2022	TWD	1,662	1,519	–	(123)
Bank of America	SGX Nifty 50	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	10/27/2022	USD	2,430	2,461	–	31
Bank of America	Hang Seng Index	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	10/28/2022	HKX	336	329	–	(7)
Bank of America	H-shares Index	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	10/28/2022	HKD	11,962	11,602	–	(360)
Bank of America	H-shares Index	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	10/28/2022	HKD	9,979	9,719	–	(260)
JPMorgan Chase	KOSPI Index	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	12/08/2022	KRW	6,070	5,232	–	(592)
Bank of America	Soybean Oil^	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	12/14/2022	USD	1,636	1,330	–	(306)
Bank of America	Swiss Market	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	12/16/2022	CHF	5,256	5,003	–	(188)
JPMorgan Chase	Canadian 10-Year Bond	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	12/19/2022	CAX	91	(90)	–	1
Citibank	MSCI Australia Index	NEGATIVE INDEX RETURN	POSITIVE INDEX RETURN	Monthly	12/21/2022	AUD	2,153	(19)	–	(19)
Citibank	MSCI Mexico Index	NEGATIVE INDEX RETURN	POSITIVE INDEX RETURN	Monthly	12/21/2022	MXN	2,459	1	–	1
Citibank	MSCI United Kingdom Index	NEGATIVE INDEX RETURN	POSITIVE INDEX RETURN	Monthly	12/21/2022	GBP	2,158	(48)	–	(48)
Citibank	MSCI Spain Index	NEGATIVE INDEX RETURN	POSITIVE INDEX RETURN	Monthly	12/21/2022	EUR	391	(14)	–	(14)
Citibank	MSCI Netherlands Index	NEGATIVE INDEX RETURN	POSITIVE INDEX RETURN	Monthly	12/21/2022	EUR	403	4	–	4
Citibank	MSCI Italy Index	NEGATIVE INDEX RETURN	POSITIVE INDEX RETURN	Annually	12/21/2022	EUR	1,091	(21)	–	(21)
Citibank	MSCI France Index	NEGATIVE INDEX RETURN	POSITIVE INDEX RETURN	Annually	12/21/2022	EUR	1,671	(15)	–	(15)
Citibank	MSCI Sweden Index	NEGATIVE INDEX RETURN	POSITIVE INDEX RETURN	Annually	12/21/2022	SEK	2,772	(1)	–	(1)
Bank of America	Tel Aviv Index	NEGATIVE PRICE RETURN	POSITVE PRICE RETURN	At Maturity	12/28/2022	ILX	–	155	–	(4)
								$46,469	$–	(2,546)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2022 is as follows:

Interest Rate Swap
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.00%	USD-SOFR 1D	Annually	12/21/2027	USD	109,150	$(8,784)	$(4,168)	$(4,616)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Percentages are based on Net Assets of $2,033,087 ($ Thousands).
^	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2022.
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of September 30, 2022 was $83,152.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $54,736 ($ Thousands), representing 2.7% of the Net Assets of the Fund.

(D)	No interest rate available.

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	741,021	–	741,021
Sovereign Debt	1,830	228,970	–	230,800
Foreign Common Stock	59,852	–	–	59,852
Common Stock	54,442	–	–	54,442
Exchange Traded Fund	13,352	–	–	13,352
Corporate Obligations	–	10,487	–	10,487
Preferred Stock	79	–	–	79
Total Investments in Securities	129,555	980,478	–	1,110,033

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	4,378	–	–	4,378
Unrealized Depreciation	(109,610)	–	–	(109,610)
Forwards Contracts*
Unrealized Appreciation	–	15,278	–	15,278
Unrealized Depreciation	–	(8,265)	–	(8,265)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	37	–	37
Unrealized Depreciation	–	(2,583)	–	(2,583)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Depreciation	–	(4,616)	–	(4,616)
Total Other Financial Instruments	(105,232)	(149)	–	(105,381)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund

†	Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 49.5%
Communication Services — 4.1%
Altice France
5.500%, 10/15/2029 (A)	$1,666	$1,254
Altice France Holding
10.500%, 05/15/2027 (A)	2,090	1,637
AMC Entertainment Holdings
10.000%, 06/15/2026 (A)	70	48
AT&T
4.350%, 03/01/2029	700	654
3.500%, 06/01/2041	350	252
2.750%, 06/01/2031	375	300
2.550%, 12/01/2033	1,428	1,057
2.300%, 06/01/2027	1,009	882
1.650%, 02/01/2028	875	719
Bharti Airtel
3.250%, 06/03/2031 (A)	1,360	1,094
CCO Holdings
4.750%, 02/01/2032 (A)	1,625	1,266
4.500%, 05/01/2032	790	603
Charter Communications Operating
5.125%, 07/01/2049	200	147
4.908%, 07/23/2025	3,200	3,121
3.750%, 02/15/2028	650	574
Clear Channel Outdoor Holdings
7.500%, 06/01/2029 (A)	160	116
Digicel Group Holdings
8.000%cash/0% PIK, 04/01/2025 (A)	92	36
DISH DBS
5.875%, 11/15/2024	530	473

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.750%, 12/01/2028 (A)	$480	$363
5.250%, 12/01/2026 (A)	580	475
5.125%, 06/01/2029	2,025	1,190
Frontier Communications Holdings
5.000%, 05/01/2028 (A)	395	339
Gannett Holdings
6.000%, 11/01/2026 (A)	250	192
iHeartCommunications
8.375%, 05/01/2027	830	698
Intelsat Jackson Holdings (Escrow Security)
0.000%, 12/31/2049 (B)(C)	2,397	–
Mauritius Investments
6.500%, 10/13/2026	2,470	2,376
Millicom International Cellular
6.250%, 03/25/2029 (A)	477	405
4.500%, 04/27/2031 (A)	219	156
Playtika Holding
4.250%, 03/15/2029 (A)	868	694
Scripps Escrow
5.875%, 07/15/2027 (A)	450	392
Scripps Escrow II
5.375%, 01/15/2031 (A)	580	439
Sinclair Television Group
5.125%, 02/15/2027 (A)	495	409
Telecom Argentina
8.500%, 08/06/2025 (A)	28	27
T-Mobile USA
4.500%, 04/15/2050	1,516	1,214
Townsquare Media
6.875%, 02/01/2026 (A)	902	824
Turk Telekomunikasyon
6.875%, 02/28/2025 (A)	530	464
Twitter
5.000%, 03/01/2030 (A)	1,270	1,217
Urban One
7.375%, 02/01/2028 (A)	740	629
Verizon Communications
2.100%, 03/22/2028	515	435
Vmed O2 UK Financing I
4.750%, 07/15/2031 (A)	490	378
VTR Comunicaciones
5.125%, 01/15/2028 (A)	676	456
WarnerMedia Inc
3.755%, 03/15/2027 (A)	970	868
Ziff Davis
4.625%, 10/15/2030 (A)	670	549
ZipRecruiter
5.000%, 01/15/2030 (A)	200	161
		29,583

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Consumer Discretionary — 7.3%
Abercrombie & Fitch Management
8.750%, 07/15/2025 (A)	$70	$68
Allen Media
10.500%, 02/15/2028 (A)	1,060	525
Altice Financing
5.000%, 01/15/2028 (A)	735	566
AMC Entertainment Holdings
7.500%, 02/15/2029 (A)	130	100
American Axle & Manufacturing
5.000%, 10/01/2029	190	144
APX Group
5.750%, 07/15/2029 (A)	1,216	961
Asbury Automotive Group
5.000%, 02/15/2032 (A)	280	216
4.625%, 11/15/2029 (A)	505	404
Banijay Entertainment SASU
5.375%, 03/01/2025 (A)	650	611
Bath & Body Works
6.625%, 10/01/2030 (A)	220	191
5.250%, 02/01/2028	710	615
Bed Bath & Beyond
5.165%, 08/01/2044	1,060	159
BorgWarner
5.000%, 10/01/2025 (A)	560	549
Boyne USA
4.750%, 05/15/2029 (A)	1,140	955
CalAtlantic Group
5.250%, 06/01/2026	330	312
Carnival
10.500%, 06/01/2030 (A)	380	304
7.875%, 06/01/2027	1,690	1,625
Carriage Services
4.250%, 05/15/2029 (A)	440	348
Carrols Restaurant Group
5.875%, 07/01/2029 (A)	251	167
Carvana
5.500%, 04/15/2027 (A)	360	196
4.875%, 09/01/2029 (A)	555	271
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	441	400
Clarios Global
8.500%, 05/15/2027 (A)	640	611
CMG Media
8.875%, 12/15/2027 (A)	850	649
CSC Holdings
6.500%, 02/01/2029 (A)	770	679
5.750%, 01/15/2030 (A)	873	620
5.000%, 11/15/2031 (A)	709	468
4.500%, 11/15/2031 (A)	460	345
Dealer Tire
8.000%, 02/01/2028 (A)	1,734	1,526

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Diamond Sports Group
6.625%, 08/15/2027 (A)	$500	$35
5.375%, 08/15/2026 (A)	330	66
DirecTV Financing
5.875%, 08/15/2027 (A)	3,140	2,707
eG Global Finance
6.750%, 02/07/2025 (A)	488	440
Expedia Group
4.625%, 08/01/2027	647	608
Fertitta Entertainment
4.625%, 01/15/2029 (A)	280	232
Foot Locker
4.000%, 10/01/2029 (A)	90	70
Ford Motor
6.100%, 08/19/2032	420	370
3.250%, 02/12/2032	1,391	1,002
Ford Motor Credit
4.950%, 05/28/2027	1,449	1,294
4.000%, 11/13/2030	560	437
3.625%, 06/17/2031	900	669
2.900%, 02/16/2028	290	228
Foundation Building Materials
6.000%, 03/01/2029 (A)	355	259
Full House Resorts
8.250%, 02/15/2028 (A)	280	252
General Motors
5.950%, 04/01/2049	36	30
4.000%, 04/01/2025	250	241
General Motors Financial
5.650%, 01/17/2029	175	165
Getty Images
9.750%, 03/01/2027 (A)	720	715
GrubHub Holdings
5.500%, 07/01/2027 (A)	300	207
Guitar Center
8.500%, 01/15/2026 (A)	1,050	930
Hilton Grand Vacations Borrower Escrow
5.000%, 06/01/2029 (A)	1,010	815
Installed Building Products
5.750%, 02/01/2028 (A)	450	403
KB Home
7.250%, 07/15/2030	545	495
LCM Investments Holdings II
4.875%, 05/01/2029 (A)	1,205	933
Liberty Interactive
8.500%, 07/15/2029	330	216
Marriott Ownership Resorts
4.500%, 06/15/2029 (A)	280	221
Match Group Holdings II
3.625%, 10/01/2031 (A)	385	291
Mclaren Finance
7.500%, 08/01/2026 (A)	740	594

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MDC Holdings
6.000%, 01/15/2043	$180	$135
Melco Resorts Finance
5.375%, 12/04/2029 (A)	920	557
4.875%, 06/06/2025 (A)	200	148
MercadoLibre
3.125%, 01/14/2031	840	609
Metis Merger Sub
6.500%, 05/15/2029 (A)	287	224
Michaels
7.875%, 05/01/2029 (A)	580	335
5.250%, 05/01/2028 (A)	240	168
NCL
5.875%, 03/15/2026 (A)	360	274
5.875%, 02/15/2027 (A)	640	533
3.625%, 12/15/2024 (A)	804	676
NESCO Holdings II
5.500%, 04/15/2029 (A)	284	237
Newell Brands
5.750%, 04/01/2046	536	419
Penn National Gaming
4.125%, 07/01/2029 (A)	1,219	933
Penske Automotive Group
3.750%, 06/15/2029	848	674
PM General Purchaser
9.500%, 10/01/2028 (A)	930	778
Rent-A-Center
6.375%, 02/15/2029 (A)	920	718
Royal Caribbean Cruises
11.625%, 08/15/2027 (A)	350	318
Sally Holdings
5.625%, 12/01/2025	880	834
Sands China
5.900%, 08/08/2028	240	202
5.625%, 08/08/2025	200	181
3.750%, 08/08/2031	200	143
3.350%, 03/08/2029	200	148
2.800%, 03/08/2027	230	183
Scientific Games International
8.625%, 07/01/2025 (A)	320	328
SeaWorld Parks & Entertainment
5.250%, 08/15/2029 (A)	1,765	1,466
Specialty Building Products Holdings
6.375%, 09/30/2026 (A)	1,592	1,317
SRS Distribution
6.125%, 07/01/2029 (A)	1,360	1,092
StoneMor
8.500%, 05/15/2029 (A)	960	809
SWF Escrow Issuer
6.500%, 10/01/2029 (A)	1,165	690
Titan International
7.000%, 04/30/2028	560	508

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TKC Holdings
6.875%, 05/15/2028 (A)		$200	$162
TUI Cruises GmbH
6.500%, 05/15/2026 (A)	EUR	375	277
Viking Ocean Cruises Ship VII
5.625%, 02/15/2029 (A)		$230	179
VOC Escrow
5.000%, 02/15/2028 (A)		420	342
VZ Secured Financing BV
5.000%, 01/15/2032 (A)		685	512
Wendy's International
7.000%, 12/15/2025		570	570
Wheel Bidco
6.750%, 07/15/2026 (A)	GBP	610	526
Wynn Macau
5.625%, 08/26/2028 (A)		$390	260
5.500%, 01/15/2026 (A)		600	455
5.125%, 12/15/2029 (A)		470	305
4.875%, 10/01/2024 (A)		220	177
Wynn Resorts Finance
7.750%, 04/15/2025 (A)		600	586
Yum! Brands
4.750%, 01/15/2030 (A)		454	397
ZF North America Capital
4.750%, 04/29/2025 (A)		600	546
			50,441
Consumer Staples — 1.5%
Altria Group
2.350%, 05/06/2025		425	394
Anheuser-Busch InBev Worldwide
4.750%, 01/23/2029		1,650	1,607
Bellis Acquisition
3.250%, 02/16/2026 (A)	GBP	200	168
Constellation Brands
3.150%, 08/01/2029		$600	515
Darling Ingredients
6.000%, 06/15/2030 (A)		670	638
Energizer Holdings
6.500%, 12/31/2027 (A)		325	289
FAGE International
5.625%, 08/15/2026 (A)		660	586
H-Food Holdings
8.500%, 06/01/2026 (A)		1,090	692
HLF Financing S.A.R.L.
4.875%, 06/01/2029 (A)		2,719	1,940
Kraft Heinz Foods
4.375%, 06/01/2046		1,671	1,299
Lindley
4.625%, 04/12/2023		95	95
Performance Food Group
5.500%, 10/15/2027 (A)		450	409

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Post Holdings
4.625%, 04/15/2030 (A)	$429	$352
Prosperous Ray
4.625%, 11/12/2023	300	300
United Rentals North America
4.000%, 07/15/2030	290	240
US Foods
4.750%, 02/15/2029 (A)	1,171	1,002
4.625%, 06/01/2030 (A)	580	480
		11,006
Energy — 7.5%
Berry Petroleum
7.000%, 02/15/2026 (A)	1,200	1,058
Blue Racer Midstream
7.625%, 12/15/2025 (A)	570	547
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	250	254
5.125%, 06/30/2027	850	823
Cheniere Energy Partners
3.250%, 01/31/2032	300	230
Chord Energy
6.375%, 06/01/2026 (A)	820	779
Civitas Resources
5.000%, 10/15/2026 (A)	475	432
CNX Midstream Partners
4.750%, 04/15/2030 (A)	430	338
Colgate Energy Partners III
5.875%, 07/01/2029 (A)	700	625
Continental Resources
5.750%, 01/15/2031 (A)	400	362
CQP Holdco
5.500%, 06/15/2031 (A)	1,605	1,359
DCP Midstream
7.375%, ICE LIBOR USD 3 Month + 5.148%(D)(E)	560	552
DCP Midstream Operating
6.750%, 09/15/2037 (A)	302	293
Devon Energy
5.850%, 12/15/2025	1,021	1,030
Ecopetrol
6.875%, 04/29/2030	1,010	848
Energy Transfer
7.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.306%(D)(E)	220	181
6.250%, ICE LIBOR USD 3 Month + 4.028%(D)(E)	230	189
Energy Transfer Operating
4.200%, 09/15/2023	3,225	3,190
EQM Midstream Partners
7.500%, 06/01/2030 (A)	330	312

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
EQT
7.000%, 02/01/2030	$360	$371
6.125%, 02/01/2025	340	340
Gazprom PJSC Via Gaz Capital MTN
7.288%, 08/16/2037	300	147
Global Partners
6.875%, 01/15/2029	545	491
GNL Quintero
4.634%, 07/31/2029	329	303
Hess Midstream Operations
5.500%, 10/15/2030 (A)	325	279
Hilcorp Energy I
6.250%, 04/15/2032 (A)	420	372
Howard Midstream Energy Partners
6.750%, 01/15/2027 (A)	1,000	891
ITT Holdings
6.500%, 08/01/2029 (A)	1,150	892
KazMunayGas National JSC
4.750%, 04/19/2027 (A)	400	334
KazTransGas JSC
4.375%, 09/26/2027 (A)	300	254
Kinetik Holdings
5.875%, 06/15/2030 (A)	775	710
Marathon Petroleum
3.800%, 04/01/2028	325	291
3.625%, 09/15/2024	350	339
MEG Energy
7.125%, 02/01/2027 (A)	1,190	1,208
5.875%, 02/01/2029 (A)	70	63
MPLX
4.800%, 02/15/2029	250	233
4.000%, 03/15/2028	950	865
Nabors Industries
9.000%, 02/01/2025 (A)	1,597	1,589
7.375%, 05/15/2027 (A)	1,390	1,283
Neptune Energy Bondco
6.625%, 05/15/2025 (A)	800	743
New Fortress Energy
6.750%, 09/15/2025 (A)	715	677
NGL Energy Operating
7.500%, 02/01/2026 (A)	1,025	912
NGL Energy Partners
7.500%, 11/01/2023	1,150	1,115
Noble Holdings International
11.000%, 02/15/2028	248	272
Northern Oil and Gas
8.125%, 03/01/2028 (A)	600	562
NuStar Logistics
6.375%, 10/01/2030	670	573
Occidental Petroleum
7.200%, 03/15/2029	150	154
6.625%, 09/01/2030	700	711

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.450%, 09/15/2036	$30	$30
4.500%, 07/15/2044	210	175
ONEOK
6.350%, 01/15/2031	325	319
Parsley Energy
5.625%, 10/15/2027 (A)	480	493
Penn Virginia Escrow
9.250%, 08/15/2026 (A)	570	536
Petrobras Global Finance BV
5.299%, 01/27/2025	500	496
Petroleos de Venezuela
6.000%, 10/28/2022 (F)	8,860	177
6.000%, 05/16/2024 (F)	3,790	76
6.000%, 11/15/2026 (F)	1,110	22
5.500%, 04/12/2037 (F)	130	3
5.375%, 04/12/2027 (F)	2,570	51
Petroleos Mexicanos
7.690%, 01/23/2050	406	249
6.950%, 01/28/2060	207	114
6.500%, 03/13/2027	430	360
6.490%, 01/23/2027	160	134
5.350%, 02/12/2028	180	137
4.500%, 01/23/2026	40	34
Petroleos Mexicanos MTN
6.750%, 09/21/2047	16	9
Phillips 66
3.900%, 03/15/2028	525	482
Plains All American Pipeline
6.125%, ICE LIBOR USD 3 Month + 4.110%(D)(E)	340	277
3.600%, 11/01/2024	175	168
Range Resources
8.250%, 01/15/2029	700	712
5.000%, 03/15/2023	110	110
4.750%, 02/15/2030 (A)	655	568
Rockies Express Pipeline
7.500%, 07/15/2038 (A)	350	297
Sabine Pass Liquefaction
5.625%, 03/01/2025	800	799
Southwestern Energy
8.375%, 09/15/2028	510	528
7.750%, 10/01/2027	1,400	1,423
4.750%, 02/01/2032	1,020	855
Summit Midstream Holdings
8.500%, 10/15/2026 (A)	1,454	1,365
5.750%, 04/15/2025	925	752
Tallgrass Energy Partners
6.000%, 12/31/2030 (A)	230	196
TechnipFMC
6.500%, 02/01/2026 (A)	1,050	1,007
Total Capital International
2.829%, 01/10/2030	1,350	1,162

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Transocean
11.500%, 01/30/2027 (A)		$2,088	$1,931
Transocean Poseidon
6.875%, 02/01/2027 (A)		411	376
Transportadora de Gas del Sur
6.750%, 05/02/2025 (A)		1,250	1,072
USA Compression Partners
6.875%, 04/01/2026		1,175	1,081
Venture Global Calcasieu Pass
4.125%, 08/15/2031 (A)		390	323
3.875%, 11/01/2033 (A)		430	334
Viper Energy Partners
5.375%, 11/01/2027 (A)		500	460
Western Midstream Operating
5.450%, 04/01/2044		1,100	902
5.300%, 03/01/2048		530	436
YPF
9.000%, 02/12/2023 (A)(G)		425	357
8.500%, 07/28/2025 (A)		700	494
6.950%, 07/21/2027 (A)		380	222
			52,480
Financials — 10.8%
ABN AMRO Bank
4.375%(D)(E)	EUR	400	332
Accelerate360 Holdings
8.000%, 03/01/2028 (A)		$1,154	1,226
Acrisure
6.000%, 08/01/2029 (A)		915	705
4.250%, 02/15/2029 (A)		975	764
AFC Gamma
5.750%, 05/01/2027 (A)		300	241
AG Issuer
6.250%, 03/01/2028 (A)		1,116	965
AIA Group
3.900%, 04/06/2028 (A)		475	445
AIA Group MTN
3.200%, 03/11/2025 (A)		425	408
AIB Group MTN
4.750%, 10/12/2023 (A)		550	543
Alliant Holdings Intermediate
6.750%, 10/15/2027 (A)		760	655
Ally Financial
4.700%, H15T7Y + 3.481%(D)(E)		1,325	944
American International Group
3.900%, 04/01/2026		325	310
3.400%, 06/30/2030		225	196
Apollo Commercial Real Estate Finance
4.625%, 06/15/2029 (A)		440	331
Aviation Capital Group
5.500%, 12/15/2024 (A)		390	378
1.950%, 01/30/2026 (A)		350	294

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Avolon Holdings Funding
5.125%, 10/01/2023 (A)		$140	$138
4.250%, 04/15/2026 (A)		430	386
2.875%, 02/15/2025 (A)		1,250	1,131
B3 - Brasil Bolsa Balcao
4.125%, 09/20/2031 (A)		700	548
Banco Bilbao Vizcaya Argentaria
5.875%, EUR Swap Annual 5 Yr + 5.660%(D)(E)	EUR	800	716
Banco de Bogota
6.250%, 05/12/2026 (A)		$980	916
Banco do Brasil
9.000%, US Treas Yield Curve Rate T Note Const Mat 10 Yr + 6.362%(D)(E)		200	199
6.250%, US Treas Yield Curve Rate T Note Const Mat 10 Yr + 4.398%(D)(E)		1,920	1,651
Banco Mercantil del Norte
7.500%, US Treas Yield Curve Rate T Note Const Mat 10 Yr + 5.470%(A)(D)(E)		970	827
6.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.967%(A)(D)(E)		420	389
5.875%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.643%(A)(D)(E)		1,340	1,095
Banco Santander
4.250%, 04/11/2027		400	368
3.306%, 06/27/2029		400	339
2.749%, 12/03/2030		200	141
2.746%, 05/28/2025		600	549
Bank of America
6.250%, ICE LIBOR USD 3 Month + 3.705%(D)(E)		150	145
3.419%, ICE LIBOR USD 3 Month + 1.040%, 12/20/2028 (D)		2,115	1,878
Bank of America MTN
4.200%, 08/26/2024		225	221
4.000%, 01/22/2025		1,350	1,307
3.824%, ICE LIBOR USD 3 Month + 1.575%, 01/20/2028 (D)		1,525	1,404
Bank of New York Mellon MTN
4.596%, U.S. SOFR + 1.755%, 07/26/2030 (D)		75	71
Banque Ouest Africaine de Developpement
2.750%, 01/22/2033 (A)	EUR	1,870	1,337
Barclays
8.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.672%(D)(E)		$970	900

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
7.125%, UK Govt Bonds 5 Year Note Generic Bid Yield + 6.579%(D)(E)	GBP	700	$676
2.852%, U.S. SOFR + 2.714%, 05/07/2026 (D)		$725	658
BBVA Bancomer
5.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.650%, 01/18/2033 (A)(D)		410	339
BNP Paribas
7.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.899%(A)(D)(E)		270	249
3.375%, 01/09/2025 (A)		1,000	951
1.323%, U.S. SOFR + 1.004%, 01/13/2027 (A)(D)		675	575
BPCE
4.625%, 09/12/2028 (A)		500	455
2.277%, U.S. SOFR + 1.312%, 01/20/2032 (A)(D)		375	270
BroadStreet Partners
5.875%, 04/15/2029 (A)		1,195	941
Burford Capital Global Finance
6.875%, 04/15/2030 (A)		380	332
Cellnex Finance MTN
1.250%, 01/15/2029	EUR	400	290
Citigroup
6.300%, ICE LIBOR USD 3 Month + 3.423%(D)(E)		$1,250	1,164
5.900%, ICE LIBOR USD 3 Month + 4.230%(D)(E)		675	668
4.125%, 07/25/2028		1,450	1,308
3.400%, 05/01/2026		1,675	1,562
Coinbase Global
3.625%, 10/01/2031 (A)		400	222
Cooperatieve Rabobank UA
4.625%, EUR Swap Annual 5 Yr + 4.098%(D)(E)	EUR	1,400	1,197
Credit Agricole
8.125%, USD Swap Semi 30/360 5 Yr Curr + 6.185%(A)(D)(E)		$710	683
Credit Suisse Group
9.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 6.383%(A)(D)(E)		1,020	1,001
7.500%, USD Swap Semi 30/360 5 Yr Curr + 4.600%(A)(D)(E)		410	352
7.250%, USD ICE Swap 11:00 NY 5 Yr + 4.332%(A)(D)(E)		200	153
6.537%, U.S. SOFR + 3.920%, 08/12/2033 (A)(D)		540	485
4.550%, 04/17/2026		802	738
3.869%, ICE LIBOR USD 3 Month + 1.410%, 01/12/2029 (A)(D)		600	489

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Deutsche Bank
6.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.524%(D)(E)		$400	$300
DP World MTN
5.625%, 09/25/2048		200	174
First Horizon National
4.000%, 05/26/2025		625	603
FirstCash
5.625%, 01/01/2030 (A)		340	291
Freedom Mortgage
7.625%, 05/01/2026 (A)		1,450	1,083
6.625%, 01/15/2027 (A)		1,015	723
Global Aircraft Leasing
6.500%cash/0% PIK, 09/15/2024 (A)		3,189	2,400
Highlands Holdings Bond Issuer
7.625%, 10/15/2025 (A)		930	877
HSBC Holdings
4.950%, 03/31/2030		226	208
3.803%, ICE LIBOR USD 3 Month + 1.211%, 03/11/2025 (D)		700	676
1.645%, U.S. SOFR + 1.538%, 04/18/2026 (D)		1,000	889
Intercontinental Exchange
2.100%, 06/15/2030		800	636
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)		1,080	982
Itau Unibanco Holding
4.625%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.222%(A)(D)(E)		1,120	874
Jane Street Group
4.500%, 11/15/2029 (A)		160	138
JPMorgan Chase
4.125%, 12/15/2026		3,400	3,208
2.956%, U.S. SOFR + 2.515%, 05/13/2031 (D)		250	198
Ladder Capital Finance Holdings LLLP
4.750%, 06/15/2029 (A)		270	202
4.250%, 02/01/2027 (A)		240	193
LD Holdings Group
6.500%, 11/01/2025 (A)		860	516
Lloyds Banking Group
4.947%(D)(E)	EUR	290	251
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)		$1,532	1,309
5.625%, 01/15/2030 (A)		305	234
Morgan Stanley
3.625%, 01/20/2027		750	698
Morgan Stanley MTN
3.950%, 04/23/2027		1,100	1,022
1.794%, U.S. SOFR + 1.034%, 02/13/2032 (D)		625	457

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
National Bank of Uzbekistan
4.850%, 10/21/2025		$200	$176
Nationstar Mortgage Holdings
5.500%, 08/15/2028 (A)		1,754	1,377
Nationwide Building Society
3.960%, ICE LIBOR USD 3 Month + 1.855%, 07/18/2030 (A)(D)		450	388
NatWest Group
4.500%, UK Govt Bonds 5 Year Note Generic Bid Yield + 3.992%(D)(E)	GBP	1,160	874
3.754%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.100%, 11/01/2029 (D)		$225	208
Navient
5.500%, 03/15/2029		1,519	1,155
5.000%, 03/15/2027		1,100	900
Navient MTN
5.625%, 08/01/2033		180	121
NFP
6.875%, 08/15/2028 (A)		893	696
NMI Holdings
7.375%, 06/01/2025 (A)		410	398
Oxford Finance
6.375%, 02/01/2027 (A)		465	435
Park Aerospace Holdings
4.500%, 03/15/2023 (A)		170	169
PNC Financial Services Group
6.200%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.238%(D)(E)		1,350	1,276
Raymond James Financial
4.650%, 04/01/2030		400	376
StoneX Group
8.625%, 06/15/2025 (A)		380	384
TTMT Escrow Issuer
8.625%, 09/30/2027 (A)		130	122
Turkiye Vakiflar Bankasi TAO
6.500%, 01/08/2026 (A)		680	588
UBS Group
7.000%, USD Swap Semi 30/360 5 Yr Curr + 4.344%(A)(D)(E)		810	766
2.746%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 02/11/2033 (A)(D)		340	253
UniCredit MTN
7.296%, USD ICE Swap 11:00 NY 5 Yr + 4.914%, 04/02/2034 (A)(D)		260	221
5.459%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.750%, 06/30/2035 (A)(D)		440	327
United Wholesale Mortgage
5.500%, 04/15/2029 (A)		1,360	1,034

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
VistaJet Malta Finance
7.875%, 05/01/2027 (A)		$370	$333
6.375%, 02/01/2030 (A)		1,340	1,095
Wells Fargo
5.875%, ICE LIBOR USD 3 Month + 3.990%(D)(E)		525	500
Wells Fargo MTN
4.897%, U.S. SOFR + 2.100%, 07/25/2033 (D)		660	608
4.100%, 06/03/2026		1,575	1,498
Yapi ve Kredi Bankasi MTN
13.875%, USD Swap Semi 30/360 5 Yr Curr + 11.245%(D)(E)		480	493
8.250%, 10/15/2024 (A)		500	487
			77,551
Health Care — 3.0%
1375209 B.C. Ltd
9.000%, 01/30/2028 (A)		51	50
AbbVie
3.200%, 11/21/2029		1,375	1,204
AdaptHealth
6.125%, 08/01/2028 (A)		670	600
5.125%, 03/01/2030 (A)		370	305
4.625%, 08/01/2029 (A)		605	485
Akumin
7.000%, 11/01/2025 (A)		140	115
Akumin Escrow
7.500%, 08/01/2028 (A)		490	374
AthenaHealth Group
6.500%, 02/15/2030 (A)		2,400	1,897
Bausch Health
14.000%, 10/15/2030 (A)		18	10
11.000%, 09/30/2028		91	73
7.000%, 01/15/2028 (A)		130	50
6.125%, 02/01/2027 (A)		1,040	720
5.500%, 11/01/2025 (A)		310	246
5.000%, 01/30/2028 (A)		60	22
5.000%, 02/15/2029 (A)		390	151
Bayer US Finance II
4.375%, 12/15/2028 (A)		300	274
4.250%, 12/15/2025 (A)		500	479
Becton Dickinson
3.700%, 06/06/2027		690	642
2.823%, 05/20/2030		625	523
CAB SELAS
3.375%, 02/01/2028 (A)	EUR	475	355
Centene
4.250%, 12/15/2027		$20	18
Chrome Holdco SASU
5.000%, 05/31/2029 (A)	EUR	375	277

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CHS
6.125%, 04/01/2030 (A)		$1,270	$599
Cidron Aida Finco S.A.R.L.
6.250%, 04/01/2028 (A)	GBP	440	387
CVS Health
3.750%, 04/01/2030		$590	525
DaVita
3.750%, 02/15/2031 (A)		1,760	1,254
DH Europe Finance II S.A.R.L.
2.600%, 11/15/2029		175	150
HealthEquity
4.500%, 10/01/2029 (A)		376	318
Laboratoire Eimer Selas
5.000%, 02/01/2029 (A)	EUR	225	159
LifePoint Health
5.375%, 01/15/2029 (A)		$1,185	826
Medline Borrower
5.250%, 10/01/2029 (A)		810	612
3.875%, 04/01/2029 (A)		1,980	1,587
Option Care Health
4.375%, 10/31/2029 (A)		740	625
Pediatrix Medical Group
5.375%, 02/15/2030 (A)		250	207
Prestige Brands
3.750%, 04/01/2031 (A)		810	629
Prime Security Services Borrower
6.250%, 01/15/2028 (A)		330	282
Radiology Partners
9.250%, 02/01/2028 (A)		565	368
RegionalCare Hospital Partners Holdings
9.750%, 12/01/2026 (A)		500	447
Stryker
1.950%, 06/15/2030		825	653
Tenet Healthcare
6.250%, 02/01/2027 (A)		200	187
6.125%, 06/15/2030 (A)		446	409
Teva Pharmaceutical Finance LLC
6.150%, 02/01/2036		930	766
US Renal Care
10.625%, 07/15/2027 (A)		430	197
Verisure Holding
3.250%, 02/15/2027 (A)	EUR	475	377
Verisure Midholding
5.250%, 02/15/2029 (A)		500	360
Zoetis
2.000%, 05/15/2030		$1,100	874
			21,668
Industrials — 7.8%
Advanced Drainage Systems
6.375%, 06/15/2030 (A)		390	378

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
AerCap Ireland Capital DAC
6.500%, 07/15/2025	$285	$284
4.875%, 01/16/2024	400	393
3.300%, 01/30/2032	260	195
Aeropuerto Internacional de Tocumen
5.125%, 08/11/2061 (A)	520	371
4.000%, 08/11/2041 (A)	640	474
Aeropuertos Dominicanos Siglo XXI
6.750%, 03/30/2029 (A)	350	323
Air Canada
3.875%, 08/15/2026 (A)	400	343
Air Lease
3.250%, 03/01/2025	850	796
Air Lease MTN
3.750%, 06/01/2026	600	548
Allegiant Travel
7.250%, 08/15/2027 (A)	295	278
Allied Universal Holdco
9.750%, 07/15/2027	649	533
6.625%, 07/15/2026 (A)	330	294
6.000%, 06/01/2029 (A)	1,000	645
Allison Transmission
4.750%, 10/01/2027 (A)	210	185
American Airlines
11.750%, 07/15/2025 (A)	660	689
5.750%, 04/20/2029 (A)	1,071	934
5.500%, 04/20/2026 (A)	582	547
American Airlines Pass-Through Trust
4.950%, 02/15/2025	299	272
American Builders & Contractors Supply
3.875%, 11/15/2029 (A)	1,115	873
American News
8.500%cash/0% PIK, 09/01/2026 (A)	927	1,024
APi Group DE
4.750%, 10/15/2029 (A)	143	119
4.125%, 07/15/2029 (A)	1,778	1,409
Arcosa
4.375%, 04/15/2029 (A)	500	425
Avis Budget Car Rental
5.375%, 03/01/2029 (A)	705	579
BCPE Empire Holdings
7.625%, 05/01/2027 (A)	990	858
Boeing
5.930%, 05/01/2060	410	351
5.805%, 05/01/2050	350	304
5.150%, 05/01/2030	150	139
3.450%, 11/01/2028	375	323
3.250%, 03/01/2028	425	368
Builders FirstSource
4.250%, 02/01/2032 (A)	310	238
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	320	275

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Carriage Purchaser
7.875%, 10/15/2029 (A)	$240	$179
Carrier Global
2.493%, 02/15/2027	1,100	975
2.242%, 02/15/2025	1,000	934
CoreCivic
8.250%, 04/15/2026	1,060	1,055
Cornerstone Building Brands
6.125%, 01/15/2029 (A)	567	316
CoStar Group
2.800%, 07/15/2030 (A)	625	493
CP Atlas Buyer
7.000%, 12/01/2028 (A)	955	711
DP World MTN
6.850%, 07/02/2037 (A)	100	102
5.625%, 09/25/2048 (A)	450	393
GEO Group
10.500%, 06/30/2028	742	734
GFL Environmental
5.125%, 12/15/2026 (A)	330	307
4.000%, 08/01/2028 (A)	1,188	990
Global Infrastructure Solutions
7.500%, 04/15/2032 (A)	455	346
5.625%, 06/01/2029 (A)	1,271	940
Granite US Holdings
11.000%, 10/01/2027 (A)	350	330
GYP Holdings III
4.625%, 05/01/2029 (A)	470	358
H&E Equipment Services
3.875%, 12/15/2028 (A)	240	188
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	1,330	1,173
Hillenbrand
3.750%, 03/01/2031	589	455
Husky III Holding
13.000%cash/0% PIK, 02/15/2025 (A)	600	563
IHS Holding
6.250%, 11/29/2028 (A)	350	267
5.625%, 11/29/2026 (A)	440	346
Johnson Controls International
4.900%, 12/01/2032	150	142
KOC Holding
6.500%, 03/11/2025	2,170	2,036
5.250%, 03/15/2023	1,330	1,314
Legends Hospitality Holding
5.000%, 02/01/2026 (A)	510	437
Madison IAQ
5.875%, 06/30/2029 (A)	189	132
4.125%, 06/30/2028 (A)	179	144
Mexico City Airport Trust
5.500%, 10/31/2046	400	252
5.500%, 07/31/2047	892	558

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.250%, 10/31/2026 (A)	$210	$187
3.875%, 04/30/2028 (A)	1,190	982
MHP Lux
6.950%, 04/03/2026 (F)	1,870	910
MV24 Capital BV
6.748%, 06/01/2034	2,391	2,020
Northrop Grumman
3.250%, 01/15/2028	1,950	1,774
Otis Worldwide
2.565%, 02/15/2030	1,425	1,166
Park-Ohio Industries
6.625%, 04/15/2027	1,550	1,163
Spirit AeroSystems
4.600%, 06/15/2028	2,135	1,543
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	503	506
Standard Industries
4.375%, 07/15/2030 (A)	645	493
Stanley Black & Decker
4.250%, 11/15/2028	650	612
Swire Pacific Financing MTN
4.500%, 10/09/2023	200	199
Titan Acquisition
7.750%, 04/15/2026 (A)	1,465	1,158
TK Elevator Holdco GmbH
7.625%, 07/15/2028 (A)	1,546	1,295
TransDigm
8.000%, 12/15/2025 (A)	310	314
7.500%, 03/15/2027	260	248
5.500%, 11/15/2027	1,330	1,157
4.875%, 05/01/2029	359	290
4.625%, 01/15/2029	135	109
Triumph Group
8.875%, 06/01/2024 (A)	100	99
7.750%, 08/15/2025	1,821	1,392
Tutor Perini
6.875%, 05/01/2025 (A)	440	329
United Airlines
4.625%, 04/15/2029 (A)	330	273
United Airlines Pass-Through Trust, Ser 2020-1, Cl B
4.875%, 01/15/2026	64	59
United Rentals North America
5.250%, 01/15/2030	530	480
Vertiv Group
4.125%, 11/15/2028 (A)	810	652
XPO CNW
6.700%, 05/01/2034	1,130	1,050
		53,397

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Information Technology — 3.0%
Arches Buyer
6.125%, 12/01/2028 (A)	$364	$282
Broadcom
3.500%, 02/15/2041 (A)	525	354
3.469%, 04/15/2034 (A)	175	131
3.419%, 04/15/2033 (A)	1,150	878
3.187%, 11/15/2036 (A)	53	36
Castle US Holding
9.500%, 02/15/2028 (A)	1,334	981
Central Parent
7.250%, 06/15/2029 (A)	880	837
Clarivate Science Holdings
4.875%, 07/01/2029 (A)	1,206	944
Coherent
5.000%, 12/15/2029 (A)	420	348
CommScope
8.250%, 03/01/2027 (A)	120	99
4.750%, 09/01/2029 (A)	410	334
Crowdstrike Holdings
3.000%, 02/15/2029	280	235
Dell International
6.020%, 06/15/2026	1,525	1,531
5.450%, 06/15/2023	141	141
5.300%, 10/01/2029	75	70
Elastic
4.125%, 07/15/2029 (A)	695	549
Endurance International Group Holdings
6.000%, 02/15/2029 (A)	1,260	837
Global Payments
2.650%, 02/15/2025	400	374
Hewlett Packard Enterprise
4.900%, 10/15/2025	1,865	1,849
Imola Merger
4.750%, 05/15/2029 (A)	1,054	889
ION Trading Technologies S.A.R.L.
5.750%, 05/15/2028 (A)	687	560
Lam Research
1.900%, 06/15/2030	300	238
MEGlobal Canada ULC MTN
5.875%, 05/18/2030 (A)	460	455
Meta Platforms
3.850%, 08/15/2032 (A)	950	835
3.500%, 08/15/2027 (A)	950	888
NCR
5.125%, 04/15/2029 (A)	530	398
NortonLifeLock
7.125%, 09/30/2030 (A)	660	638
NXP BV
3.400%, 05/01/2030	225	187
Open Text Holdings
4.125%, 02/15/2030 (A)	3	2

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Oracle
2.875%, 03/25/2031		$550	$434
Paysafe Finance
4.000%, 06/15/2029 (A)		400	279
Presidio Holdings
8.250%, 02/01/2028 (A)		110	95
Prosus
3.680%, 01/21/2030 (A)		250	187
Prosus MTN
4.027%, 08/03/2050 (A)		560	312
3.061%, 07/13/2031 (A)		740	508
Saga
5.500%, 07/15/2026	GBP	610	490
SPCM
3.375%, 03/15/2030 (A)		$310	242
Sprint Capital
8.750%, 03/15/2032		510	591
Sunny Express Enterprises
3.350%(D)(E)		200	200
Switch
4.125%, 06/15/2029 (A)		300	297
TeamSystem
3.500%, 02/15/2028 (A)	EUR	550	444
Uniquify
6.000%, 06/15/2024 (A)		$158	152
United Group BV
4.625%, 08/15/2028 (A)	EUR	450	311
Vericast
13.000%, 10/15/2027 (A)		$180	204
11.000%, 09/15/2026 (A)		240	236
Virtusa
7.125%, 12/15/2028 (A)		275	204
			21,086
Materials — 2.4%
Anglo American Capital
5.625%, 04/01/2030 (A)		500	473
AngloGold Ashanti Holdings
3.750%, 10/01/2030		930	721
Ardagh Metal Packaging Finance USA
6.000%, 06/15/2027 (A)		210	198
4.000%, 09/01/2029 (A)		360	264
3.000%, 09/01/2029	EUR	350	244
ASP Unifrax Holdings
5.250%, 09/30/2028 (A)		$275	211
Avient
7.125%, 08/01/2030 (A)		500	461
Axalta Coating Systems
3.375%, 02/15/2029 (A)		1,405	1,101
Berry Global
1.570%, 01/15/2026		325	283

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (A)		$670	$567
Chemours
4.625%, 11/15/2029 (A)		1,645	1,221
Cleveland-Cliffs
4.875%, 03/01/2031 (A)		715	591
First Quantum Minerals
6.875%, 10/15/2027 (A)		1,000	900
Freeport-McMoRan
5.450%, 03/15/2043		750	626
Glencore Funding
4.125%, 03/12/2024 (A)		400	393
Huntsman International
4.500%, 05/01/2029		375	331
INEOS Quattro Finance II
3.375%, 01/15/2026 (A)		205	171
Ingevity
3.875%, 11/01/2028 (A)		735	608
LABL
6.750%, 07/15/2026 (A)		950	862
Metinvest BV
7.750%, 04/23/2023 (A)		375	188
Newcrest Finance Pty
3.250%, 05/13/2030 (A)		150	125
OCP
3.750%, 06/23/2031 (A)		200	152
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)		200	181
Pactiv
8.375%, 04/15/2027		1,615	1,441
7.950%, 12/15/2025		130	121
Rayonier AM Products
7.625%, 01/15/2026 (A)		125	110
Samarco Mineracao
5.750%, 10/24/2023 (F)		200	123
4.125%, 11/01/2022 (F)		200	117
Sasol Financing USA
5.500%, 03/18/2031		440	332
4.375%, 09/18/2026		1,360	1,187
Sealed Air
6.875%, 07/15/2033 (A)		411	393
SRM Escrow Issuer
6.000%, 11/01/2028 (A)		710	577
Suzano Austria GmbH
3.125%, 01/15/2032		590	425
Syngenta Finance MTN
1.250%, 09/10/2027	EUR	200	163
Teck Resources
3.900%, 07/15/2030		$250	213
Vale Overseas
6.250%, 08/10/2026		580	585

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
WR Grace Holdings
5.625%, 08/15/2029 (A)		$670	$502
			17,161
Real Estate — 0.9%
Agree
2.900%, 10/01/2030		175	140
Alexandria Real Estate Equities
3.375%, 08/15/2031		375	315
Diversified Healthcare Trust
9.750%, 06/15/2025		234	212
Duke Realty
1.750%, 07/01/2030		300	234
Essex Portfolio
3.000%, 01/15/2030		400	332
Five Point Operating
7.875%, 11/15/2025 (A)		870	692
IIP Operating Partnership
5.500%, 05/25/2026		410	366
Iron Mountain Information Management Services
5.000%, 07/15/2032 (A)		820	635
MPT Operating Partnership
3.692%, 06/05/2028	GBP	544	448
Realty Income
4.875%, 06/01/2026		$1,000	983
2.850%, 12/15/2032		375	300
Service Properties Trust
7.500%, 09/15/2025		370	346
5.500%, 12/15/2027		370	300
Spirit Realty
3.200%, 01/15/2027		600	526
WP Carey
4.250%, 10/01/2026		700	660
			6,489
Utilities — 1.2%
AES
2.450%, 01/15/2031		340	260
Alliant Energy Finance
4.250%, 06/15/2028 (A)		125	115
American Electric Power
2.300%, 03/01/2030		300	239
Berkshire Hathaway Energy
4.250%, 10/15/2050		175	141
Calpine
3.750%, 03/01/2031 (A)		1,875	1,467
Eskom Holdings SOC MTN
6.750%, 08/06/2023		230	218
6.350%, 08/10/2028		500	435
Greenko Investment
4.875%, 08/16/2023 (A)		410	391

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
InterGen
7.000%, 06/30/2023 (A)	$470	$457
NiSource
3.600%, 05/01/2030	50	44
Pike
5.500%, 09/01/2028 (A)	983	796
Sempra Energy
3.400%, 02/01/2028	1,075	972
Southern California Edison
4.200%, 03/01/2029	450	416
Sunnova Energy
5.875%, 09/01/2026 (A)	410	366
TransAlta
6.500%, 03/15/2040	1,020	935
Vistra Operations
3.550%, 07/15/2024 (A)	1,200	1,144
		8,396
Total Corporate Obligations
(Cost $425,186) ($ Thousands)		349,258

LOAN PARTICIPATIONS — 13.5%
19th Holdings Golf LLC, Initial Term Loan, 1st Lien
5.696%, CME Term SOFR + 3.000%, 02/07/2029 (B)(D)	918	849
ABG, Term Loan, 1st Lien
6.634%, 12/21/2028 (D)	337	322
Academy, LTD., Initial Term Loan (2021), 1st Lien
6.314%, LIBOR + 3.750%, 11/05/2027 (D)	215	210
Acrisure, LLC, 2020 Term Loan, 1st Lien
6.615%, LIBOR + 3.500%, 02/15/2027 (D)	361	329
ADS Tactical Inc, Term Loan, 1st Lien
8.802%, 03/19/2026 (D)	1,110	1,014
Adtalem Global, Term Loan, 1st Lien
7.052%, 08/12/2028	351	347
Air Canada, Term Loan, 1st Lien
6.421%, 08/11/2028 (D)	599	568
Allen Media LLC, Initial Term Loan, 1st Lien
9.203%, 02/10/2027	966	832
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, 1st Lien
6.784%, LIBOR + 3.750%, 05/12/2028 (D)	672	589

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Alterra Moutain Company, Series B-2 Term Loan, 1st Lien
6.615%, 08/17/2028 (D)	$528	$511
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
5.756%, LIBOR + 3.000%, 04/22/2026 (D)	364	284
Amentum Goverment Services Holdings LLC, Term Loan, 1st Lien
7.558%, 02/15/2029 (D)	512	488
7.206%, 02/15/2029	455	434
Amentum Government Services Holdings LLC, Initial Term Loan, 1st Lien
7.674%, LIBOR + 3.500%, 01/29/2027 (D)	358	340
Amentum Government Services Holdings LLC, Tranche 1 Term Loan, 1st Lien
7.674%, LIBOR + 3.500%, 01/29/2027 (D)	180	171
Amentum/Aecom Maverick, Term Loan, 2nd Lien
12.920%, 01/31/2028	151	138
Apex Tool Group, Term Loan, 1st Lien
8.098%, 02/08/2029 (D)	898	791
Apollo Commercial Real Estate Finance, Inc., Term B-1 Loan, 1st Lien
6.584%, LIBOR + 3.500%, 03/11/2028 (B)(D)	1,064	995
Apollo Commercial Real Estate Finance, Inc., Term Loan, 1st Lien
5.865%, 05/15/2026 (D)	20	18
AppLovin Corporation, Amendment No. 6 New Term Loan, 1st Lien
6.674%, 10/25/2028 (D)	468	448
Arcis Golf LLC, Initial Term Loan, 1st Lien
7.365%, 11/24/2028	697	676
Arctic Canadian Diamond Company Ltd., Term Loan, 2nd Lien
7.500%, 12/31/2027 (B)	861	830
Asurion, LLC, New B-4 Term Loan, 2nd Lien
6.615%, 01/20/2029 (D)	950	722
Asurion, LLC, New B-9 Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 07/31/2027 (D)	502	423
Athena Helath Group, Initial Term Loan
6.576%, 02/15/2029 (D)	77	69
Atlantic Aviation, Term Loan, 2nd Lien
6.615%, 09/21/2029 (D)	125	119
Autokiniton, Term Loan B, 1st Lien
7.185%, 04/06/2028 (D)	217	200

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Brown Group Holdings, LLC, Initial Term Loan, 1st Lien
5.615%, LIBOR + 2.750%, 06/07/2028 (D)	$984	$934
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
5.865%, LIBOR + 2.750%, 12/23/2024 (D)	684	667
Caesars Resort Collection, LLC, Term B-1 Loan, 1st Lien
6.615%, 07/21/2025 (D)	173	170
Cardinal Parent, Inc., Initial Term Loan, 1st Lien
8.174%, LIBOR + 4.500%, 11/12/2027 (D)	615	581
Carnival Corporation, 2021 Incremental Term B Advance, 1st Lien
6.127%, 10/18/2028	485	423
Castle US Holding Corporation, Initial Dollar Term Loan, 1st Lien
6.865%, LIBOR + 3.750%, 01/29/2027 (D)	362	290
Chariot Buyer LLC, Initial Term Loan, 1st Lien
6.615%, 11/03/2028	571	517
Citadel Securities LP, 2021 Term Loan, 1st Lien
5.649%, LIBOR + 2.500%, 02/02/2028 (D)	635	616
City Brewing Company, LLC, Closing Date Term Loan, 1st Lien
6.185%, LIBOR + 3.500%, 04/05/2028 (D)	376	292
CityMD/Summit Health, Term Loan, 1st Lien
6.924%, 12/22/2028	662	632
Clark Equipment Company, Term Loan B, 1st Lien
6.153%, 04/20/2029 (D)	100	97
ClubCorp Holdings, Inc., Term B Loan, 1st Lien
6.424%, LIBOR + 2.750%, 09/18/2024 (D)(H)	705	647
CNT Holdings I Corp, Initial Term Loan, 1st Lien
6.248%, LIBOR + 3.750%, 11/08/2027 (D)	739	702
Commscope, Inc., Initial Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 04/06/2026 (D)	931	858
CPP, Term Loan, 2nd Lien
10.560%, 04/30/2026	370	307

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Crosby US Acquisition Corp., Initial Term Loan, 1st Lien
7.834%, LIBOR + 4.750%, 06/26/2026 (D)	$992	$931
CTC Holdings/Chicago Trading Company, Term Loan, 1st Lien
8.357%, 02/20/2029 (D)	567	542
DCert Buyer, Inc., First Amendment Refinancing Loan, 2nd Lien
9.903%, LIBOR + 7.000%, 02/19/2029 (D)	2,190	2,034
DCert Buyer, Inc., Initial Term Loan, 1st Lien
6.903%, LIBOR + 4.000%, 10/16/2026 (D)	874	832
Deerfield Dakota Holding, Llc 4/7/2028 2021 Replacement Term Loan, 2nd Lien
9.865%, 04/07/2028 (B)(D)	300	290
Deerfield Dakota Holding, LLC, Initial Dollar Term Loan, 1st Lien
6.784%, LIBOR + 3.750%, 04/09/2027 (D)	244	230
Del Monte Food, Term Loan, 1st Lien
7.374%, 05/16/2029	650	621
Diamond Sports Group LLC, Term Loan, 1st Lien
10.696%, 05/25/2026 (D)(H)	99	95
DirecTV Financing LLC, Closing Date Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 08/02/2027 (D)	865	803
Empire Today, Term Loan, 1st Lien
7.685%, 04/03/2028 (D)	482	381
Energize Holdco LLC, Initial Term Loan, 1st Lien
6.865%, 12/08/2028 (D)	796	742
Energize Holdco LLC, Initial Term Loan, 2nd Lien
9.865%, 12/07/2029	425	397
Engineered Machinery Holdings, Inc., Incremental Amendment No. 4 Term Loan, 1st Lien
3.750%, 05/21/2028 (D)	322	284
Engineered Machinery Holdings, Inc., Incremental Amendment No. 5 Term Loan, 1st Lien
7.424%, 05/19/2028	718	689
Equinox Holdings Inc., Incremental Term B-2 Loan, 1st Lien
12.674%, 03/08/2024 (D)	244	196
EyeCare Partners, LLC, Term Loan, 1st Lien
7.424%, LIBOR + 3.750%, 02/18/2027 (D)	752	680

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
EyeCare Partners, Term Loan, 1st Lien
7.424%, 11/15/2028	$458	$427
EyeCare Partners, Term Loan, 2nd Lien
10.424%, 11/15/2029	430	391
Fanatics Commercial, Term Loan, 1st Lien
6.056%, 11/24/2028 (H)	715	688
First Brand Group, Term Loan, 2nd Lien
11.871%, 03/30/2028	1,410	1,343
First Brands Group, LLC, 2021 Term Loan, 1st Lien
8.369%, LIBOR + 5.000%, 03/30/2027 (D)	878	842
Focus Financial Partnersm LLC, Tranche B-3, Term Loan, 1st Lien
5.115%, LIBOR + 2.000%, 07/03/2024 (D)(H)	570	555
Focus Financial, Term Loan, 1st Lien
5.615%, 06/30/2028	534	515
Froneri International Limited, Facility B1, 1st Lien
3.006%, Euribor + 2.375%, 01/29/2027 (D)	330	286
Froneri International Limited, Facility B2, 1st Lien
5.365%, LIBOR + 2.250%, 01/29/2027 (D)	137	129
Gainwell Acquisition Corp., Term B Loan, 1st Lien
7.674%, LIBOR + 4.000%, 10/01/2027 (D)	1,965	1,868
Garda Security, Term Loan, 1st Lien
7.050%, 02/01/2029	570	529
Garda World Security Corp
7.240%, LIBOR + 4.250%, 10/30/2026 (D)	679	637
Getty Images, Inc., Initial Dollar Term Loan, 1st Lien
7.625%, LIBOR + 4.500%, 02/19/2026 (D)	381	378
Global Medical Response, Inc., 2020 Refinancing Term Loan, 1st Lien
6.814%, LIBOR + 4.750%, 10/02/2025 (D)	1,171	1,012
Global Tel*Link Corporation, Term Loan, 1st Lien
7.056%, LIBOR + 0.040%, 11/29/2025 (D)	570	509
Great Outdoors Group, LLC, Term B-2 Loan, 1st Lien
6.865%, 03/06/2028 (D)	795	732
Greystone Select, Term Loan, 1st Lien
7.738%, 06/16/2028 (D)	285	265

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
5.115%, LIBOR + 2.000%, 11/15/2027 (D)	$318	$302
Grinding Media, Inc., Term Loan B, 1st Lien
7.702%, 10/12/2028 (D)	941	837
Hexion, 1st Lien
7.413%, 03/15/2029 (D)(H)	708	601
Holley Inc., Initial Term Loan, 1st Lien
7.424%, 08/01/2027	93	85
6.711%, 11/17/2028	976	885
Hornblower, Term Loan, 1st Lien
7.377%, 04/27/2025 (H)	655	451
Hudson River Trading LLC, Term Loan, 1st Lien
6.164%, LIBOR + 3.000%, 03/20/2028 (D)	1,025	925
Hunter Douglas, Term Loan
6.340%, 02/26/2029	236	193
Hunter Douglas, Term Loan, 1st Lien
6.340%, 02/26/2029 (D)	642	526
Icebox Holdco III, Inc., Initial Term Loan, 1st Lien
7.424%, 12/22/2028 (H)	639	597
Icebox Holdco III, Inc., Initial Term Loan, 2nd Lien
10.424%, 12/21/2029 (H)	225	208
Intelsat Jackson, Term Loan, 1st Lien
7.445%, 02/01/2029 (D)	1,077	1,009
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
5.865%, LIBOR + 2.750%, 01/26/2028 (D)	1,029	986
Jazz Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 1st Lien
6.615%, LIBOR + 3.500%, 05/05/2028 (D)	713	688
Jump Financial LLC, Term Loan, 1st Lien
8.315%, CME Term SOFR + 4.500%, 08/07/2028 (D)	1,892	1,754
Knight Health Holdings, Term Loan, 1st Lien
8.365%, 12/23/2028 (H)	645	467
LABL, Initial Dollar Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 10/29/2028 (D)	645	580
Lakeshore Learning Materials, Term Loan, 1st Lien
6.133%, 09/29/2028 (D)	1,340	1,273
LaserShip, Inc., Initial Term Loan, 1st Lien
7.377%, LIBOR + 4.500%, 05/07/2028 (D)	965	810

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Lids Holdings, Term Loan
8.990%, 12/14/2026 (B)	$979	$992
Loyalty Ventures Inc., Term B Loan, 1st Lien
7.615%, 11/03/2027	897	269
LRS Holdings, LLC, Intial Term Loan, 1st Lien
7.365%, 08/31/2028	665	628
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Initial Term Loan, 1st Lien
6.580%, LIBOR + 3.250%, 11/02/2027 (D)	354	337
Madison IAQ, LLC, Initial Term Loan, 1st Lien
6.815%, LIBOR + 3.250%, 06/21/2028 (D)	277	255
Magenta Buyer LLC, Initial Term Loan, 1st Lien
7.870%, LIBOR + 5.000%, 07/27/2028 (D)	802	722
Maverick Purchase, Term Loan, 1st Lien
12.920%, 01/31/2028 (H)	289	263
Mercury Borrower, Inc., Initial Term Loan, 1st Lien
7.188%, 08/02/2028 (D)	736	668
Mileage Plus Holdings, LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
8.777%, LIBOR + 5.250%, 06/21/2027 (D)	703	705
Mister Car Wash Holdings, Inc., Initial Term Loan, 1st Lien
6.115%, LIBOR + 3.000%, 05/14/2026 (D)	266	256
Monitronics International Inc, Term Loan, 1st Lien
10.306%, LIBOR + 6.500%, 03/29/2024 (D)	640	423
Mozart Debt Merger, Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 10/23/2028 (D)(H)	945	868
Naked Juice/Tropicana, Term Loan, 1st Lien
6.903%, 01/24/2029 (D)(H)	45	41
New Era Cap, Term Loan, 1st Lien
8.455%, 07/13/2027 (H)	683	648
Newport Parent, Inc., Initial Term Loan, 1st Lien
8.750%, 12/10/2027 (D)	884	852
One Call Corporation, Term B Loan, 1st Lien
8.313%, LIBOR + 5.500%, 04/22/2027 (D)	958	699
Pacific Bells, LLC, Initial Term Loan, 1st Lien
8.315%, 11/10/2028	258	240

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Packers Holdings, LLC, Initial Term Loan, 1st Lien
6.006%, LIBOR + 3.250%, 03/09/2028 (D)	$1,010	$925
Parexel International, Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 11/15/2028 (D)	1,045	995
Particle Investment S.A.R.L. (WebPros), Term Loan, 1st Lien
8.924%, 02/18/2027 (B)(D)	367	354
PDS HoldCo Inc., Delayed Draw Term Loan, 1st Lien
7.615%, 08/18/2028	437	391
7.306%, 08/18/2028	39	35
PDS Holdco Inc., Term Loan
7.282%, 08/18/2028	1	1
PECF USS Intermediate Holding III Corporation, Initial Term Loan, 1st Lien
7.365%, 12/15/2028 (H)	566	481
Peraton Corp., Term B Loan, 1st Lien
6.865%, LIBOR + 3.750%, 02/01/2028 (D)(H)	1,128	1,067
Peraton Corp., Term B-1 Loan, 2nd Lien
10.568%, LIBOR + 7.750%, 02/01/2029 (D)	582	549
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 03/05/2026 (D)	42	39
Pilot Travel Centers, LLC, Initial Tranche B Term Loan
5.134%, 08/04/2028 (D)	334	319
Polyconcept, Term Loan, 1st Lien
8.534%, 05/18/2029	670	634
Precision Medicine Group, LLC, Amendment No. 1 Refinancing Term Loan, 1st Lien
6.674%, LIBOR + 3.000%, 11/18/2027 (D)	715	660
Project Sky, Term Loan, 1st Lien
9.115%, 10/08/2029 (D)(H)	390	328
6.865%, 10/08/2028 (D)	766	670
Quikrete Holding, Term Loan B1, 1st Lien
6.115%, 06/11/2028 (D)	667	640
Rackspace Technology Global, Inc., 2021 Term B Loan, 1st Lien
5.617%, LIBOR + 2.750%, 02/15/2028 (D)(H)	946	670
Radiology Partners, Inc., Term B Loan, 1st Lien
7.334%, 07/09/2025	296	247
7.302%, 07/09/2025	254	212
RC Buyer, Inc., Initial Term Loan, 2nd Lien
10.174%, 07/30/2029	300	284

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Redstone HoldCo 2 LP, Initial Loan, 2nd Lien
10.519%, LIBOR + 7.750%, 04/27/2029 (D)	$910	$719
Redstone Holdco, Term Loan, 1st Lien
7.533%, LIBOR + 4.750%, 04/27/2028 (D)	832	613
Resolute Investment Managers, Inc., Tranche C Term Loan, 1st Lien
7.924%, 04/30/2024	302	268
Rough Country LLC, Term Loan, 1st Lien
7.174%, 07/28/2028 (D)	691	646
Royal Caribbean Cruises, Term Loan, 1st Lien
11.370%, 07/27/2029	900	824
Ryan Specialty Group, LLC, Initial Term Loan, 1st Lien
6.134%, LIBOR + 3.000%, 09/01/2027 (D)	263	254
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), Initial Term Loan, 1st Lien
6.365%, LIBOR + 3.250%, 12/31/2025 (D)	844	797
Sigma Holdco
5.899%, 07/02/2025	250	214
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 1st Lien
6.460%, LIBOR + 3.750%, 10/20/2027 (D)	480	480
Sovos Brands Intermediate, Inc., Initial Term Loan, 1st Lien
6.615%, LIBOR + 4.250%, 06/08/2028 (D)	216	205
Spencer Gifts LLC (Spirit Halloween Superstores LLC), Term Loan, 1st Lien
8.806%, 06/19/2026 (H)	592	576
SPX Flow, Term Loan, 1st Lien
7.634%, CME Term SOFR + 4.500%, 04/05/2029 (D)	880	812
Surf Holdings S.a r.l., Dollar Tranche Term Loan, 1st Lien
6.668%, LIBOR + 3.500%, 03/05/2027 (D)	459	443
Symplr Software, Inc., Initial Term Loan, 1st Lien
7.634%, LIBOR + 4.500%, 12/22/2027 (D)	473	444
Tekni-Plex, Inc., Term Loan, 1st Lien
7.674%, 09/15/2028 (H)	60	57

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Terrier Media Buyer, Inc., 2021 Term B Loan, 1st Lien
6.615%, LIBOR + 3.500%, 12/17/2026 (D)	$865	$808
Thermostat Purchaser III, Inc., Initial Term Loan, 1st Lien
7.570%, 08/31/2028	266	247
TKC Holdings, Inc., Closing Date Initial Term Loan, 1st Lien
9.180%, LIBOR + 5.500%, 05/15/2028 (D)	552	469
Travelport Finance (Luxembourg) Sarl, Initial Term Loan (Priority), 1st Lien
5.174%, LIBOR + 1.500%, 02/28/2025 (D)(H)	523	517
Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan, 1st Lien
7.674%, 09/15/2028	672	635
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
7.174%, LIBOR + 3.500%, 03/31/2028 (D)	780	698
TruGreen Limited Partnership, Initial Term Loan, 2nd Lien
11.615%, LIBOR + 8.500%, 11/02/2028 (D)	200	176
Tutor Perini Corporation, Term Loan, 1st Lien
7.865%, LIBOR + 4.750%, 08/18/2027 (B)(D)	730	679
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
8.115%, LIBOR + 5.000%, 06/26/2026 (D)	1,095	784
UFC Holdings, Term Loan, 1st Lien
5.520%, 04/29/2026	346	332
Ultimus Group Midco LLC, The, Initial Term Loan, 1st Lien
6.865%, LIBOR + 3.750%, 05/04/2026 (D)	243	231
United AirLines, Inc., Class B Term Loan, 1st Lien
6.533%, LIBOR + 3.750%, 04/21/2028 (D)	729	694
UST Holdings, Term Loan, 1st Lien
6.834%, 11/20/2028	486	472
Vaco Holdings, Term Loan, 1st Lien
8.703%, 01/21/2029	422	408
Verscend Holding Corp., Term B-1 Loan, 1st Lien
7.115%, LIBOR + 4.000%, 08/27/2025 (D)	1,055	1,021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Vertex Aerospace Services Corp., Initial Term Loan, 1st Lien
6.865%, LIBOR + 4.000%, 12/06/2028 (D)	$1,104	$1,071
VFH Parent, Initial Term Loan
6.118%, 01/13/2029 (D)	290	277
Virgin Media Bristol LLC, N Facility, 1st Lien
5.318%, LIBOR + 2.500%, 01/31/2028 (D)	935	891
Virgin Media Bristol LLC, N Facility, Term Loan, 1st Lien
6.068%, LIBOR + 3.250%, 01/31/2029 (D)	590	570
Virgin Pulse, Inc., Initial Term Loan, 1st Lien
7.115%, 04/06/2028 (D)	970	843
Virgin Pulse, Inc., Initial Term Loan, 2nd Lien
10.365%, 04/06/2029	320	266
Virtusa, Term Loan
6.865%, 02/11/2028	1,660	1,551
VT Topco, Inc., Delayed Term Loan, 1st Lien
5.973%, 08/01/2025	12	12
VT Topco, Inc., Term Loan, 1st Lien
6.865%, 08/01/2025	375	356
VT Topco, Inc., Term Loan, 2nd Lien
9.865%, 07/31/2026	320	308
WP CPP Holdings, Term B Loan
6.560%, LIBOR + 3.750%, 04/30/2025 (D)	506	450
Wwex Uni TopCo Holdings LLC, Initial Term Loan, 1st Lien
7.674%, 07/26/2028 (D)	774	702
Total Loan Participations
(Cost $104,570) ($ Thousands)		95,667

SOVEREIGN DEBT — 8.9%
Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050(A)	$1,630	1,329
Angolan Government International Bond
9.375%, 05/08/2048	200	135
9.125%, 11/26/2049(A)	1,170	786
8.750%, 04/14/2032(A)	210	156
8.000%, 11/26/2029(A)	420	315
Argentine Republic Government International Bond
4.875%, 07/09/2029(G)	1,310	279
3.625%, 07/09/2023(G)	1,686	305
1.000%, 07/09/2029	262	50

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
0.750%, 07/09/2023(G)		$3,760	$750
0.500%, 07/09/2029	EUR	6	1
0.125%, 07/09/2030		165	30
Azerbaijan Government International Bond
3.500%, 09/01/2032		$1,360	1,094
Bahrain Government International Bond
7.375%, 05/14/2030(A)		1,610	1,533
5.625%, 05/18/2034(A)		940	735
Benin Government International Bond
4.875%, 01/19/2032(A)	EUR	1,480	986
Brazil Government International Bond
5.333%, 02/15/2028		$120	116
Buenos Aires Government International Bond MTN
6.375%, 09/01/2023(A)(G)		7,102	2,202
Bundesrepublik Deutschland Bundesanleihe
0.000%, 08/15/2026(I)	EUR	360	329
CBB International Sukuk Programme SPC
6.250%, 11/14/2024(A)		$300	304
Ciudad Autonoma De Buenos Aires
7.500%, 06/01/2027		480	416
Colombia Government International Bond
4.125%, 05/15/2051		630	339
3.125%, 04/15/2031		730	506
3.000%, 01/30/2030		730	523
Cordoba Government International Bond
6.990%, 06/01/2027(A)(G)		526	332
Country Garden Holdings
8.000%, 01/27/2024		200	77
Dominican Republic International Bond
7.450%, 04/30/2044		600	503
6.850%, 01/27/2045		660	513
6.500%, 02/15/2048(A)		1,270	935
6.400%, 06/05/2049(A)		660	475
6.000%, 02/22/2033(A)		440	358
5.500%, 02/22/2029(A)		240	207
4.500%, 01/30/2030		550	432
Ecuador Government International Bond
6.000%, 07/31/2023(A)(G)		352	166
2.500%, 07/31/2023(A)(G)		1,128	330
0.000%, 07/31/2030(A)(I)		329	94
Egypt Government International Bond
8.875%, 05/29/2050(A)		710	393
8.700%, 03/01/2049(A)		520	287
8.500%, 01/31/2047		450	250
7.903%, 02/21/2048(A)		360	187
7.625%, 05/29/2032(A)		480	289
6.375%, 04/11/2031(A)	EUR	330	188
5.625%, 04/16/2030		1,560	884
4.750%, 04/16/2026(A)		100	69

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Gabon Government International Bond
7.000%, 11/24/2031(A)		$1,120	$735
Ghana Government International Bond
8.125%, 01/18/2026		500	250
8.125%, 03/26/2032(A)		950	354
Guatemala Government Bond
6.125%, 06/01/2050(A)		530	435
4.900%, 06/01/2030(A)		280	245
4.875%, 02/13/2028		790	713
4.500%, 05/03/2026(A)		770	726
4.375%, 06/05/2027(A)		790	723
Hazine Mustesarligi Varlik Kiralama
5.004%, 04/06/2023(A)		860	852
Indonesia Government International Bond
7.000%, 05/15/2027	IDR	86,448,000	5,674
3.850%, 10/15/2030		$200	179
3.500%, 01/11/2028		880	799
2.850%, 02/14/2030		900	771
1.100%, 03/12/2033	EUR	400	267
0.900%, 02/14/2027		180	150
Iraq Government International Bond
5.800%, 01/15/2028		$193	158
Ivory Coast Government International Bond
6.625%, 03/22/2048	EUR	420	241
6.125%, 06/15/2033		$650	494
5.250%, 03/22/2030	EUR	390	279
4.875%, 01/30/2032(A)		1,660	1,086
Jamaica Government International Bond
7.875%, 07/28/2045		$740	796
Jordan Government International Bond
7.750%, 01/15/2028(A)		500	472
Kazakhstan Government International Bond MTN
5.125%, 07/21/2025		420	428
Kenya Government International Bond
8.250%, 02/28/2048(A)		260	156
8.000%, 05/22/2032(A)		910	615
7.000%, 05/22/2027(A)		250	192
Lebanon Government International Bond
8.250%, 05/17/2034(F)		30	2
8.200%, 05/17/2033(F)		40	2
7.150%, 11/20/2031(F)		40	2
7.050%, 11/02/2035(F)		100	6
7.000%, 03/20/2028(F)		40	2
6.850%, 03/23/2027(F)		100	6
6.850%, 05/25/2029(F)		721	41
6.750%, 11/29/2027(F)		410	24
6.650%, 04/22/2024(F)		170	10
6.650%, 11/03/2028(F)		80	5
6.650%, 02/26/2030(F)		832	48
6.600%, 11/27/2026(F)		30	2
6.200%, 02/26/2025(F)		860	48

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Mexico Government International Bond
4.750%, 03/08/2044		$240	$184
3.771%, 05/24/2061		520	307
2.659%, 05/24/2031		1,120	858
Mongolia Government International Bond
5.625%, 05/01/2023		200	189
Morocco Government International Bond
3.000%, 12/15/2032(A)		730	511
1.500%, 11/27/2031(A)	EUR	290	187
Mozambique International Bond
9.000%, 09/15/2023(G)		$220	150
Nigeria Government International Bond
8.747%, 01/21/2031		1,720	1,204
7.696%, 02/23/2038(A)		690	402
Oman Government International Bond
6.750%, 01/17/2048		200	160
6.250%, 01/25/2031(A)		1,600	1,490
Pakistan Government International Bond
6.875%, 12/05/2027		200	75
6.000%, 04/08/2026(A)		540	207
Pakistan Water & Power Development Authority
7.500%, 06/04/2031		420	145
Panama Government International Bond
4.500%, 04/01/2056		300	202
Papua New Guinea Government International Bond
8.375%, 10/04/2028(A)		290	235
Paraguay Government International Bond
6.100%, 08/11/2044		500	414
5.600%, 03/13/2048		760	570
5.400%, 03/30/2050(A)		320	235
Perusahaan Penerbit SBSN Indonesia III
4.550%, 03/29/2026(A)		530	518
4.450%, 02/20/2029(A)		330	316
Peruvian Government International Bond
2.783%, 01/23/2031		380	301
Qatar Government International Bond
5.103%, 04/23/2048(A)		820	794
4.817%, 03/14/2049(A)		930	860
4.625%, 06/02/2046		280	257
4.400%, 04/16/2050(A)		450	395
3.750%, 04/16/2030(A)		200	188
Romanian Government International Bond
5.125%, 06/15/2048(A)		200	139
3.375%, 01/28/2050	EUR	230	116
2.875%, 05/26/2028		650	501
2.875%, 03/11/2029		1,490	1,113
2.124%, 07/16/2031(A)		250	155
2.000%, 12/08/2026(A)		590	497
2.000%, 01/28/2032(A)		110	66
2.000%, 04/14/2033(A)		900	521

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Saudi Government International Bond MTN
4.500%, 04/22/2060(A)		$1,070	$900
3.750%, 01/21/2055(A)		220	162
3.250%, 10/22/2030(A)		430	387
Senegal Government International Bond
5.375%, 06/08/2037(A)	EUR	930	546
4.750%, 03/13/2028(A)		740	585
Serbia Government International Bond
1.500%, 06/26/2029(A)		500	323
South Africa Government International Bond
5.650%, 09/27/2047		$950	610
4.850%, 09/27/2027		890	795
4.300%, 10/12/2028		200	166
Sri Lanka Government International Bond
7.550%, 03/28/2030(A)(F)		910	223
6.850%, 03/14/2024(A)(F)		200	49
6.850%, 11/03/2025(F)		570	146
6.825%, 07/18/2026(A)(F)		250	63
6.750%, 04/18/2028(A)(F)		360	88
Turkey Government International Bond
7.625%, 04/26/2029		560	476
6.875%, 03/17/2036		60	44
6.500%, 09/20/2033		900	651
6.000%, 01/14/2041		1,980	1,218
5.200%, 02/16/2026	EUR	260	235
4.250%, 04/14/2026		$530	436
Ukraine Government International Bond
9.750%, 11/01/2030(A)(F)		640	136
8.994%, 02/01/2026(F)		280	58
7.750%, 09/01/2025(F)		910	213
7.750%, 09/01/2026(F)		230	46
7.750%, 09/01/2029(F)		250	51
7.375%, 09/25/2034(A)(F)		200	37
7.253%, 03/15/2035(A)(F)		420	77
Uzbekistan Government International Bond MTN
4.750%, 02/20/2024(A)		340	319
3.700%, 11/25/2030(A)		660	471
Virgin Money UK
9.250%, UK Govt Bonds 5 Year Note Generic Bid Yield + 8.307%, 06/08/2171(D)(E)	GBP	300	308
Zambia Government International Bond
5.375%, 09/20/2022(F)		$760	357
Total Sovereign Debt
(Cost $91,982) ($ Thousands)			62,814

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 7.7%
Agency Mortgage-Backed Obligations — 1.1%
FHLMC REMIC CMO, Ser 2020-5012, Cl DI, IO
4.000%, 09/25/2050	$612	$114
FHLMC REMIC CMO, Ser 2020-5020, Cl IH, IO
3.000%, 08/25/2050	516	80
FHLMC STACR REMIC Trust, Ser 2017-HRP1, Cl B1
7.684%, ICE LIBOR USD 1 Month + 4.600%, 12/25/2042(D)	330	324
FHLMC STACR REMIC Trust, Ser 2020-DNA1, Cl B1
5.384%, ICE LIBOR USD 1 Month + 2.300%, 01/25/2050(A)(D)	660	604
FHLMC STACR REMIC Trust, Ser 2020-DNA3, Cl B1
8.184%, ICE LIBOR USD 1 Month + 5.100%, 06/25/2050(A)(D)	1,350	1,363
FHLMC STACR REMIC Trust, Ser 2020-DNA5, Cl B1
7.081%, SOFR30A + 4.800%, 10/25/2050(A)(D)	210	211
FHLMC STACR REMIC Trust, Ser 2021-DNA1, Cl M2
4.081%, SOFR30A + 1.800%, 01/25/2051(A)(D)	165	158
FHLMC STACR REMIC Trust, Ser 2021-DNA3, Cl B1
5.781%, SOFR30A + 3.500%, 10/25/2033(A)(D)	390	359
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl B1
5.331%, SOFR30A + 3.050%, 01/25/2034(A)(D)	250	222
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
4.481%, SOFR30A + 2.200%, 05/25/2042(A)(D)	707	701
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2021-DNA7, Cl B1
5.931%, SOFR30A + 3.650%, 11/25/2041(A)(D)	540	475
FNMA
2.790%, 01/01/2035(D)	346	295
2.680%, 01/01/2035	100	82
FNMA Connecticut Avenue Securities, Ser 2018-C01, Cl 1B1
6.634%, ICE LIBOR USD 1 Month + 3.550%, 07/25/2030(D)	570	568
FNMA REMIC CMO, Ser 2015-30, Cl SJ, IO
2.516%, 05/25/2045(D)	1,452	111

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2017-104, Cl SB, IO
3.066%, 01/25/2048(D)	$1,029	$106
FNMA REMIC CMO, Ser 2020-60, Cl NI, IO
4.000%, 09/25/2050	569	106
FNMA REMIC CMO, Ser 2020-62, Cl GI, IO
4.000%, 06/25/2048	1,101	258
GNMA REMIC CMO, Ser 2010-9, Cl XD, IO
3.661%, 01/16/2040(D)	1,112	132
GNMA REMIC CMO, Ser 2013-124, Cl CS, IO
3.036%, 08/20/2043(D)	117	12
GNMA REMIC CMO, Ser 2015-111, Cl IM, IO
4.000%, 08/20/2045	1,354	204
GNMA REMIC CMO, Ser 2015-168, Cl IP, IO
4.000%, 11/20/2045	460	48
GNMA REMIC CMO, Ser 2016-109, Cl IH, IO
4.000%, 10/20/2045	783	111
GNMA REMIC CMO, Ser 2016-27, Cl IA, IO
4.000%, 06/20/2045	317	40
GNMA REMIC CMO, Ser 2017-112, Cl SJ, IO
2.646%, 07/20/2047(D)	760	55
GNMA REMIC CMO, Ser 2018-122, Cl HS, IO
3.186%, 09/20/2048(D)	331	35
GNMA REMIC CMO, Ser 2018-122, Cl SE, IO
3.186%, 09/20/2048(D)	452	43
GNMA REMIC CMO, Ser 2018-124, Cl SN, IO
3.186%, 09/20/2048(D)	1,503	134
GNMA REMIC CMO, Ser 2018-137, Cl SN, IO
3.136%, 10/20/2048(D)	442	36
GNMA REMIC CMO, Ser 2018-139, Cl SQ, IO
3.136%, 10/20/2048(D)	274	24
GNMA REMIC CMO, Ser 2018-67, Cl PS, IO
3.186%, 05/20/2048(D)	1,428	126
GNMA REMIC CMO, Ser 2018-7, Cl DS, IO
2.686%, 01/20/2048(D)	931	86
GNMA REMIC CMO, Ser 2019-1, Cl SN, IO
3.036%, 01/20/2049(D)	237	20
GNMA REMIC CMO, Ser 2019-110, Cl SE, IO
3.086%, 09/20/2049(D)	665	52
GNMA REMIC CMO, Ser 2019-110, Cl SD, IO
3.086%, 09/20/2049(D)	662	53
GNMA REMIC CMO, Ser 2019-151, Cl NI, IO
3.500%, 10/20/2049	2,145	308
GNMA REMIC CMO, Ser 2019-6, Cl SA, IO
3.036%, 01/20/2049(D)	187	17
GNMA REMIC CMO, Ser 2019-78, Cl SE, IO
3.086%, 06/20/2049(D)	150	13

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA REMIC CMO, Ser 2020-78, Cl DI, IO
4.000%, 06/20/2050	$791	$149
		7,835
Non-Agency Mortgage-Backed Obligations — 6.6%
ACE Securities Home Equity Loan Trust, Ser 2004-HE3, Cl M1
4.014%, ICE LIBOR USD 1 Month + 0.930%, 11/25/2034(D)	374	365
Alternative Loan Trust, Ser 2005-81, Cl A1
3.644%, ICE LIBOR USD 1 Month + 0.560%, 02/25/2037(D)	477	393
Barclays Commercial Mortgage Trust, Ser 2019-C5, Cl A4
3.063%, 11/15/2052	870	756
Benchmark Mortgage Trust, Ser 2019-B11, Cl XA, IO
1.176%, 05/15/2052(D)	10,712	503
BIG Commercial Mortgage Trust, Ser BIG, Cl F
8.281%, TSFR1M + 5.436%, 02/15/2039(A)(D)	480	447
BRAVO Residential Funding Trust, Ser 2022-R1, Cl A
3.125%, 01/29/2070(A)(G)	665	588
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl E
4.968%, ICE LIBOR USD 1 Month + 2.150%, 04/15/2034(A)(D)	1,970	1,858
BX Commercial Mortgage Trust, Ser LP2, Cl G
7.028%, TSFR1M + 4.106%, 02/15/2039(A)(D)	691	633
BX Commercial Mortgage Trust, Ser XL2, Cl J
6.708%, ICE LIBOR USD 1 Month + 3.890%, 10/15/2038(A)(D)	467	429
BX Trust, Ser 2018-GWMZ, Cl MC
8.306%, ICE LIBOR USD 1 Month + 5.488%, 05/15/2037(A)(D)	1,100	1,058
BX Trust, Ser SDMF, Cl F
4.755%, ICE LIBOR USD 1 Month + 1.937%, 09/15/2034(A)(D)	310	277
Capmark Military Housing Trust, Ser 2007-AET2, Cl A
6.063%, 10/10/2052(A)	923	820
CFK Trust, Ser 2020-MF2, Cl E
3.573%, 03/15/2039(A)(D)	500	404
Citigroup Mortgage Loan Trust, Ser 2022-A, Cl A1
6.170%, 09/25/2062(A)(G)	608	596

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1B1
6.794%, ICE LIBOR USD 1 Month + 4.350%, 04/25/2031(A)(D)	$460	$461
Connecticut Avenue Securities Trust, Ser 2019-R05, Cl 1B1
7.184%, ICE LIBOR USD 1 Month + 4.100%, 07/25/2039(A)(D)	562	557
Connecticut Avenue Securities Trust, Ser 2021-R01, Cl 1B1
5.381%, SOFR30A + 3.100%, 10/25/2041(A)(D)	670	607
Connecticut Avenue Securities Trust, Ser 2021-R03, Cl 1B1
5.031%, SOFR30A + 2.750%, 12/25/2041(A)(D)	680	575
Connecticut Avenue Securities Trust, Ser 2022-R05, Cl 2M2
5.281%, SOFR30A + 3.000%, 04/25/2042(A)(D)	386	356
Connecticut Avenue Securities Trust, Ser 2022-R05, Cl 2B1
6.781%, SOFR30A + 4.500%, 04/25/2042(A)(D)	433	410
Credit Suisse European Mortgage Capital, Ser 2019-1OTF, Cl A
5.682%, ICE LIBOR USD 3 Month + 2.900%, 08/09/2024(A)(D)	945	924
Credit Suisse Mortgage Trust, Ser 2019-RIO, Cl B
9.818%, ICE LIBOR USD 1 Month + 7.000%, 12/15/2022(A)(D)	1,430	1,415
CSMC Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037(A)	320	236
CSMC Trust, Ser 2017-RPL1, Cl M2
2.958%, 07/25/2057(A)(D)	1,190	955
CSMC Trust, Ser 2019-UVIL, Cl A
3.160%, 12/15/2041(A)	950	786
FHLMC STACR REMIC Trust, Ser 2020-DNA6, Cl B1
5.281%, SOFR30A + 3.000%, 12/25/2050(A)(D)	630	582
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
3.244%, ICE LIBOR USD 1 Month + 0.160%, 11/25/2036(D)	541	533
GS Mortgage Securities II, Ser 2018-SRP5, Cl C
7.068%, ICE LIBOR USD 1 Month + 4.250%, 09/15/2031(A)(D)	1,810	706

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2020-DUNE, Cl F
6.068%, ICE LIBOR USD 1 Month + 3.250%, 12/15/2036(A)(D)	$595	$560
GS Mortgage Securities Trust, Ser 2020-DUNE, Cl A
3.918%, ICE LIBOR USD 1 Month + 1.100%, 12/15/2036(A)(D)	1,830	1,793
GS Mortgage Securities Trust, Ser LUAU, Cl G
7.268%, ICE LIBOR USD 1 Month + 4.450%, 11/15/2032(A)(D)	500	461
HarborView Mortgage Loan Trust, Ser 2006-10, Cl 2A1B
3.233%, ICE LIBOR USD 1 Month + 0.240%, 11/19/2036(D)	1,621	1,458
Impac CMB Trust, Ser 2005-4, Cl 1M1
3.729%, ICE LIBOR USD 1 Month + 0.430%, 05/25/2035(D)	672	625
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser NLP, Cl D
5.012%, TSFR1M + 2.166%, 04/15/2037(A)(D)	300	279
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-WPT, Cl FFL
5.783%, ICE LIBOR USD 1 Month + 3.150%, 07/05/2033(A)(D)	1,790	1,720
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-BKWD, Cl E
5.668%, ICE LIBOR USD 1 Month + 2.600%, 09/15/2029(A)(D)	1,730	1,636
JPMorgan Chase Commercial Mortgage Securities Trust, Ser HTL5, Cl F
7.083%, ICE LIBOR USD 1 Month + 4.265%, 11/15/2038(A)(D)	710	643
Legacy Mortgage Asset Trust, Ser 2021-GS1, Cl A2
3.844%, 10/25/2066(A)(G)	660	582
Morgan Stanley Re-REMIC Trust, Ser 2010-R5, Cl 4B
2.397%, 06/26/2036(A)(G)	209	187
Mortgage Repurchase Agreement Financing Trust II Series, Ser 2022-S1, Cl A1
4.637%, SOFR30A + 2.000%, 03/30/2025(A)(D)	420	420
Multifamily Connecticut Avenue Securities Trust, Ser 2019-01, Cl M10
6.334%, ICE LIBOR USD 1 Month + 3.250%, 10/25/2049(A)(D)	517	490
Multifamily Connecticut Avenue Securities Trust, Ser 2020-01, Cl M10
6.834%, ICE LIBOR USD 1 Month + 3.750%, 03/25/2050(A)(D)	480	448

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl B1
3.309%, ICE LIBOR USD 1 Month + 1.050%, 01/25/2048(A)(D)	$267	$253
NewRez Warehouse Securitization Trust, Ser 2021-1, Cl F
8.334%, ICE LIBOR USD 1 Month + 5.250%, 05/25/2055(A)(D)	430	426
Nomura Asset Acceptance Alternative Loan Trust, Ser 2003-A1, Cl M
6.657%, 05/25/2033(D)	627	362
Nomura Resecuritization Trust, Ser 2015-4R, Cl 5A1
1.812%, ICE LIBOR USD 1 Month + 0.430%, 03/26/2036(A)(D)	292	260
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
5.193%, ICE LIBOR USD 1 Month + 2.700%, 10/27/2022(A)(D)	196	189
Radnor, Ser 2020-1, Cl M1C
4.834%, ICE LIBOR USD 1 Month + 1.750%, 01/25/2030(A)(D)	1,830	1,738
RALI Series Trust, Ser 2006-QO2, Cl A2
3.624%, ICE LIBOR USD 1 Month + 0.540%, 02/25/2046(D)	1,286	290
RALI Series Trust, Ser 2007-QO2, Cl A1
3.234%, ICE LIBOR USD 1 Month + 0.150%, 02/25/2047(D)	805	319
Seasoned Credit Risk Transfer Trust, Ser 2018-1, Cl M
4.750%, 05/25/2057(D)	1,720	1,566
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl M
4.750%, 08/25/2057(A)(D)	1,125	966
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl M
4.500%, 02/25/2059(A)(D)	1,720	1,454
Seasoned Credit Risk Transfer Trust, Ser 2020-1, Cl M
4.250%, 08/25/2059(A)(D)	2,230	1,853
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl M
4.250%, 11/25/2059(A)(D)	830	711
Seasoned Credit Risk Transfer Trust, Ser 2020-3, Cl M
4.250%, 05/25/2060(A)(D)	640	574
Seasoned Credit Risk Transfer Trust, Ser 2022-1, Cl M
4.500%, 11/25/2061(A)(D)	320	254
Shops at Crystals Trust, Ser 2106-CSTL, Cl D
3.856%, 07/05/2036(A)(D)	885	700

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
SMR Mortgage Trust, Ser IND, Cl F
8.845%, TSFR1M + 6.000%, 02/15/2039(A)(D)	$820	$771
Soho Trust, Ser SOHO, Cl D
2.787%, 08/10/2038(A)(D)	440	302
Taubman Centers Commercial Mortgage Trust, Ser DPM, Cl A
5.031%, TSFR1M + 2.186%, 05/15/2037(A)(D)	650	635
Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Cl F
6.896%, ICE LIBOR USD 1 Month + 4.252%, 11/11/2034(A)(D)	583	547
Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Cl E
6.123%, ICE LIBOR USD 1 Month + 3.480%, 11/11/2034(A)(D)	1,742	1,633
Towd Point Mortgage Trust, Ser 2019-4, Cl B1B
3.500%, 10/25/2059(A)(D)	640	476
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR16, Cl 2A2
2.430%, 12/25/2036(D)	530	468
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR5, Cl 2A1
2.755%, 04/25/2036(D)	386	364
		46,643
Total Mortgage-Backed Securities
(Cost $59,963) ($ Thousands)		54,478
	Shares
COMMON STOCK — 6.4%
Communication Services — 0.6%
Activision Blizzard Inc	1,028	76
Alphabet Inc, Cl A *	8,641	827
Alphabet Inc, Cl C *	7,739	744
AT&T Inc	10,215	157
Charter Communications Inc, Cl A *	163	49
Comcast Corp, Cl A	6,392	188
DISH Network Corp, Cl A *	377	5
Electronic Arts Inc	381	44
Fox Corp, Cl A	527	16
Fox Corp, Cl B	207	6
Intelsat Jackson Holdings *(B)	22,512	630
Interpublic Group of Cos Inc/The	661	17
Live Nation Entertainment Inc *	224	17
Lumen Technologies Inc	1,286	9
Match Group Inc *	431	21
Meta Platforms Inc, Cl A *	3,291	446
Netflix Inc *	632	149

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
News Corp, Cl A	509	$8
News Corp, Cl B	145	2
Omnicom Group Inc	298	19
Paramount Global, Cl B	880	17
Take-Two Interactive Software Inc, Cl A *	215	23
T-Mobile US Inc *	869	117
Twitter Inc *	970	43
Verizon Communications Inc	6,008	228
Walt Disney Co/The *	2,606	246
Warner Bros Discovery Inc *	3,084	35
		4,139
Consumer Discretionary — 0.7%
Advance Auto Parts Inc	103	16
Amazon.com Inc, Cl A *	12,793	1,446
Aptiv PLC *	413	32
AutoZone Inc *	28	60
Bath & Body Works Inc	303	10
Best Buy Co Inc	311	20
Booking Holdings Inc *	58	95
BorgWarner Inc	394	12
Caesars Entertainment Inc *	366	12
CarMax Inc *	215	14
Carnival Corp *	1,370	10
Chipotle Mexican Grill Inc, Cl A *	39	59
Darden Restaurants Inc	188	24
Dollar General Corp	323	77
Dollar Tree Inc *	305	41
Domino's Pizza Inc	48	15
DR Horton Inc	487	33
eBay Inc	775	29
Etsy Inc *	168	17
Expedia Group Inc *	221	21
Ford Motor Co	5,582	63
Garmin Ltd	255	21
General Motors Co	2,056	66
Genuine Parts Co	211	31
Hasbro Inc	183	12
Hilton Worldwide Holdings Inc	396	48
Home Depot Inc/The	1,482	409
Las Vegas Sands Corp *	474	18
Lennar Corp, Cl A	353	26
LKQ Corp	346	16
Lowe's Cos Inc	922	173
Marriott International Inc/MD, Cl A	386	54
McDonald's Corp	1,058	244
MGM Resorts International	463	14
Mohawk Industries Inc *	83	8
Newell Brands Inc, Cl B	593	8
NIKE Inc, Cl B	1,812	151
Norwegian Cruise Line Holdings Ltd *	566	6
NVR Inc *	5	20
O'Reilly Automotive Inc *	92	65

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pool Corp	67	$21
PulteGroup Inc	424	16
Ralph Lauren Corp, Cl A	70	6
Ross Stores Inc	540	45
Royal Caribbean Cruises Ltd *	377	14
Starbucks Corp	1,632	138
Tapestry Inc	445	13
Target Corp, Cl A	656	97
Tesla Inc *	3,844	1,020
TJX Cos Inc/The	1,665	103
Tractor Supply Co	153	28
Ulta Beauty Inc *	71	28
VF Corp	542	16
Whirlpool Corp	98	13
Wynn Resorts Ltd *	136	9
Yum! Brands Inc	411	44
		5,107
Consumer Staples — 0.4%
Altria Group Inc	2,570	104
Archer-Daniels-Midland Co	791	64
Brown-Forman Corp, Cl B	260	17
Campbell Soup Co	352	16
Church & Dwight Co Inc	331	24
Clorox Co/The	166	21
Coca-Cola Co/The	5,589	313
Colgate-Palmolive Co	1,186	83
Conagra Brands Inc	645	21
Constellation Brands Inc, Cl A	228	52
Costco Wholesale Corp	635	300
Estee Lauder Cos Inc/The, Cl A	328	71
General Mills Inc	846	65
Hershey Co/The	221	49
Hormel Foods Corp	408	19
J M Smucker Co/The	154	21
Kellogg Co	343	24
Keurig Dr Pepper Inc	1,226	44
Kimberly-Clark Corp	473	53
Kraft Heinz Co/The	1,076	36
Kroger Co/The	911	40
Lamb Weston Holdings Inc	229	18
McCormick & Co Inc/MD	342	24
Molson Coors Beverage Co, Cl B	262	13
Mondelez International Inc, Cl A	1,967	108
Monster Beverage Corp *	572	50
PepsiCo Inc	1,981	323
Philip Morris International Inc	2,214	184
Procter & Gamble Co/The	3,441	434
Sysco Corp, Cl A	715	51
Tyson Foods Inc, Cl A	402	26
Walgreens Boots Alliance Inc	1,095	34

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Walmart Inc	2,057	$267
		2,969
Energy — 0.4%
APA Corp	471	16
Baker Hughes Co, Cl A	1,383	29
Chevron Corp	2,599	373
ConocoPhillips	1,844	189
Coterra Energy Inc	1,105	29
Devon Energy Corp	945	57
Diamondback Energy Inc, Cl A	256	31
EOG Resources Inc	828	93
EQT Corp	534	22
Exxon Mobil Corp	6,044	528
Halliburton Co	1,373	34
Hess Corp	384	42
Kinder Morgan Inc	2,718	45
Marathon Oil Corp	978	22
Marathon Petroleum Corp	720	72
Noble Corp PLC *	7,982	236
Occidental Petroleum Corp	1,076	66
ONEOK Inc	680	35
Phillips 66	674	54
Pioneer Natural Resources Co	344	75
Schlumberger NV, Cl A	1,990	71
Summit Midstream Partners LP *	28,458	427
Valero Energy Corp	573	61
Williams Cos Inc/The	1,868	53
		2,660
Financials — 0.7%
Aflac Inc	826	46
Allstate Corp/The	382	48
American Express Co	868	117
American International Group Inc	1,109	53
Ameriprise Financial Inc	156	39
Aon PLC, Cl A	300	80
Arthur J Gallagher & Co	319	55
Aspect *(B)	57	—
Assurant Inc	88	13
Bank of America Corp	10,154	307
Bank of New York Mellon Corp/The	1,136	44
Berkshire Hathaway Inc, Cl B *	2,598	694
BlackRock Inc	218	120
Brown & Brown Inc	387	23
Capital One Financial Corp	551	51
Cboe Global Markets Inc	152	18
Charles Schwab Corp/The	2,204	158
Chubb Ltd	601	109
Cincinnati Financial Corp	249	22
Citigroup Inc	2,764	115
Citizens Financial Group Inc	664	23
CME Group Inc, Cl A	509	90

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Comerica Inc	213	$15
Discover Financial Services	394	36
Everest Re Group Ltd	64	17
Eversource Energy	523	41
FactSet Research Systems Inc	51	20
Fifth Third Bancorp	1,042	33
First Republic Bank/CA	273	36
Franklin Resources Inc	359	8
Globe Life Inc	148	15
Goldman Sachs Group Inc/The	489	143
Hartford Financial Services Group Inc/The	504	31
Huntington Bancshares Inc/OH	1,954	26
Intercontinental Exchange Inc	788	71
Invesco Ltd	456	6
JPMorgan Chase & Co	4,212	440
KeyCorp	1,346	22
Lincoln National Corp	274	12
Loews Corp	335	17
M&T Bank Corp	249	44
MarketAxess Holdings Inc	67	15
Marsh & McLennan Cos Inc	713	106
MetLife Inc	970	59
Moody's Corp	226	55
Morgan Stanley	1,933	153
MSCI Inc, Cl A	114	48
Nasdaq Inc, Cl A	471	27
Northern Trust Corp	284	24
PNC Financial Services Group Inc/The	586	88
Principal Financial Group Inc, Cl A	315	23
Progressive Corp/The	828	96
Prudential Financial Inc	523	45
Raymond James Financial Inc	264	26
Regions Financial Corp	1,271	25
S&P Global Inc	495	151
Signature Bank/New York NY, Cl B	105	16
State Street Corp	559	34
SVB Financial Group, Cl B *	90	30
Synchrony Financial	676	19
T Rowe Price Group Inc	351	37
Travelers Cos Inc/The	335	51
Truist Financial Corp	1,885	82
US Bancorp	1,912	77
W R Berkley Corp	343	22
Wells Fargo & Co	5,418	218
Willis Towers Watson PLC	153	31
Zions Bancorp NA	250	13
		4,829
Health Care — 0.9%
Abbott Laboratories	2,505	242
AbbVie Inc	2,531	340
ABIOMED Inc *	75	18
Agilent Technologies Inc	420	51

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Align Technology Inc *	112	$23
AmerisourceBergen Corp, Cl A	226	31
Amgen Inc, Cl A	762	172
Baxter International Inc	769	41
Becton Dickinson and Co	404	90
Biogen Inc *	224	60
Bio-Rad Laboratories Inc, Cl A *	35	15
Bio-Techne Corp	66	19
Boston Scientific Corp *	2,019	78
Bristol-Myers Squibb Co	3,042	216
Cardinal Health Inc	366	24
Catalent Inc *	291	21
Centene Corp *	825	64
Charles River Laboratories International Inc *	86	17
Cigna Corp	451	125
Cooper Cos Inc/The, Cl A	71	19
CVS Health Corp	1,871	178
Danaher Corp, Cl A	945	244
DaVita Inc *	98	8
DENTSPLY SIRONA Inc	307	9
Dexcom Inc *	600	48
Edwards Lifesciences Corp, Cl A *	879	73
Elevance Health Inc	344	156
Eli Lilly & Co	1,130	365
Gilead Sciences Inc	1,780	110
HCA Healthcare Inc	320	59
Henry Schein Inc *	227	15
Hologic Inc *	370	24
Humana Inc	179	87
IDEXX Laboratories Inc *	117	38
Illumina Inc *	242	46
Incyte Corp *	274	18
Intuitive Surgical Inc *	510	96
IQVIA Holdings Inc *	266	48
Johnson & Johnson	3,777	617
Laboratory Corp of America Holdings	141	29
McKesson Corp	204	69
Medtronic PLC	1,914	155
Merck & Co Inc	3,621	312
Mettler-Toledo International Inc *	35	38
Moderna Inc *	490	58
Molina Healthcare Inc *	84	28
Organon & Co	346	8
PerkinElmer Inc	171	21
Pfizer Inc	8,041	352
Quest Diagnostics Inc	175	21
Regeneron Pharmaceuticals Inc *	153	105
ResMed Inc	224	49
STERIS PLC	136	23
Stryker Corp	477	97
Teleflex Inc	77	15

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Thermo Fisher Scientific Inc	561	$285
UnitedHealth Group Inc	1,347	680
Universal Health Services Inc, Cl B	117	10
Vertex Pharmaceuticals Inc *	362	105
Viatris Inc, Cl W *	2,064	18
Waters Corp *	82	22
West Pharmaceutical Services Inc	113	28
Zimmer Biomet Holdings Inc	316	33
Zoetis Inc, Cl A	668	99
		6,565
Industrials — 0.5%
3M Co	787	87
A O Smith Corp	208	10
Alaska Air Group Inc *	188	7
Allegion PLC	146	13
American Airlines Group Inc *	1,042	13
AMETEK Inc	352	40
Boeing Co/The *	791	96
Carrier Global Corp	1,182	42
Caterpillar Inc, Cl A	759	125
CH Robinson Worldwide Inc	169	16
Cintas Corp	121	47
Copart Inc *	323	34
CoStar Group Inc *	571	40
CSX Corp	3,080	82
Cummins Inc	217	44
Deere & Co	397	133
Delta Air Lines Inc, Cl A *	875	25
Dover Corp	196	23
Eaton Corp PLC	564	75
Emerson Electric Co	837	61
Equifax Inc	185	32
Expeditors International of Washington Inc	226	20
Fastenal Co, Cl A	798	37
FedEx Corp	336	50
Fortive Corp	537	31
Fortune Brands Home & Security Inc	219	12
Generac Holdings Inc *	86	15
General Dynamics Corp	325	69
General Electric Co	1,563	97
Honeywell International Inc	971	162
Howmet Aerospace Inc	627	19
Huntington Ingalls Industries Inc, Cl A	70	16
IDEX Corp	102	20
Illinois Tool Works Inc	400	72
Ingersoll Rand Inc	553	24
Jacobs Solutions Inc	191	21
JB Hunt Transport Services Inc	139	22
Johnson Controls International plc	972	48
L3Harris Technologies Inc	271	56
Leidos Holdings Inc	216	19
Lockheed Martin Corp	337	130

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Masco Corp	326	$15
Nielsen Holdings PLC	477	13
Nordson Corp	71	15
Norfolk Southern Corp	337	71
Northrop Grumman Corp	207	97
Old Dominion Freight Line Inc, Cl A	142	35
Otis Worldwide Corp	649	41
PACCAR Inc	529	44
Parker-Hannifin Corp, Cl A	197	48
Pentair PLC	269	11
Quanta Services Inc	195	25
Raytheon Technologies Corp	2,123	174
Republic Services Inc	316	43
Robert Half International Inc	184	14
Rockwell Automation Inc	177	38
Rollins Inc	285	10
Snap-on Inc	75	15
Southwest Airlines Co, Cl A *	813	25
Stanley Black & Decker Inc	245	18
Textron Inc	286	17
Trane Technologies PLC	334	48
TransDigm Group Inc	72	38
Union Pacific Corp	897	175
United Airlines Holdings Inc *	552	18
United Parcel Service Inc, Cl B	1,049	169
United Rentals Inc *	98	26
Verisk Analytics Inc, Cl A	246	42
Waste Management Inc	540	87
Westinghouse Air Brake Technologies Corp	246	20
WW Grainger Inc	65	32
Xylem Inc/NY	243	21
		3,430
Information Technology — 1.6%
Accenture PLC, Cl A	906	233
Adobe Inc *	676	186
Advanced Micro Devices Inc *	2,316	147
Akamai Technologies Inc *	241	19
Amphenol Corp, Cl A	839	56
Analog Devices Inc	744	104
ANSYS Inc *	120	27
Apple Inc	21,804	3,013
Applied Materials Inc	1,257	103
Arista Networks Inc *	342	39
Autodesk Inc, Cl A *	306	57
Automatic Data Processing Inc	595	135
Broadcom Inc	585	260
Broadridge Financial Solutions Inc	173	25
Cadence Design Systems Inc *	388	63
CDW Corp/DE	204	32
Ceridian HCM Holding Inc *	251	14
Cisco Systems Inc	5,943	238
Citrix Systems Inc	178	19

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cognizant Technology Solutions Corp, Cl A	727	$42
Corning Inc, Cl B	1,133	33
DXC Technology Co *	313	8
Enphase Energy Inc *	189	52
EPAM Systems Inc *	78	28
F5 Inc, Cl A *	87	13
Fidelity National Information Services Inc, Cl B	864	65
Fiserv Inc, Cl A *	923	86
FleetCor Technologies Inc *	104	18
Fortinet Inc *	934	46
Gartner Inc *	124	34
Global Payments Inc	393	42
Hewlett Packard Enterprise Co	1,939	23
HP Inc	1,313	33
Intel Corp	5,840	150
International Business Machines Corp	1,282	152
Intuit Inc	404	156
Jack Henry & Associates Inc	123	22
Juniper Networks Inc	521	14
Keysight Technologies Inc *	278	44
KLA Corp	211	64
Lam Research Corp	197	72
Mastercard Inc, Cl A	1,231	350
Microchip Technology Inc	779	48
Micron Technology Inc	1,582	79
Microsoft Corp	10,755	2,505
Monolithic Power Systems Inc	63	23
Motorola Solutions Inc	234	52
NetApp Inc	318	20
NortonLifeLock Inc	981	20
NVIDIA Corp	3,594	436
NXP Semiconductors NV	369	54
ON Semiconductor Corp *	602	38
Oracle Corp, Cl B	2,192	134
Paychex Inc	450	51
Paycom Software Inc *	65	21
PayPal Holdings Inc *	1,650	142
PTC Inc *	170	18
Qlik *(B)	3,600	—
Qlik, Cl A *(B)	56	57
Qlik, Cl B *(B)	13,812	—
Qorvo Inc *	188	15
QUALCOMM Inc	1,601	181
Roper Technologies Inc	149	54
Salesforce Inc *	1,421	204
Seagate Technology Holdings PLC	265	14
ServiceNow Inc *	285	108
Skyworks Solutions Inc	237	20
SolarEdge Technologies Inc *	86	20
Synopsys Inc *	216	66
TE Connectivity Ltd	452	50

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Teledyne Technologies Inc *	68	$23
Teradyne Inc	234	18
Texas Instruments Inc	1,318	204
Trimble Inc *	337	18
Tyler Technologies Inc *	69	24
VeriSign Inc *	140	24
Visa Inc, Cl A	2,360	419
Western Digital Corp *	524	17
Zebra Technologies Corp, Cl A *	77	20
		11,514
Materials — 0.2%
Air Products and Chemicals Inc	313	73
Albemarle Corp	177	47
Amcor PLC	2,230	24
Arctic Canadian Diamond Company Ltd *(B)	824	—
Avery Dennison Corp	109	18
Ball Corp	492	24
Celanese Corp, Cl A	144	13
CF Industries Holdings Inc	284	27
Corteva Inc	1,013	58
Dow Inc	1,017	45
DuPont de Nemours Inc	788	40
Eastman Chemical Co	219	16
Ecolab Inc	348	50
FMC Corp	209	22
Freeport-McMoRan Inc, Cl B	2,031	55
International Flavors & Fragrances Inc	389	35
International Paper Co	497	16
Linde PLC	719	194
LyondellBasell Industries NV, Cl A	354	27
Martin Marietta Materials Inc, Cl A	85	27
Mosaic Co/The	491	23
Newmont Corp	1,107	46
Nucor Corp	371	40
Packaging Corp of America	138	15
PPG Industries Inc	362	40
Sealed Air Corp	231	10
Sherwin-Williams Co/The, Cl A	338	69
Vulcan Materials Co	182	29
Westrock Co	376	12
		1,095
Real Estate — 0.2%
Alexandria Real Estate Equities Inc ‡	214	30
American Tower Corp, Cl A ‡	663	142
AvalonBay Communities Inc ‡	214	39
Boston Properties Inc ‡	203	15
Camden Property Trust ‡	162	19
CBRE Group Inc, Cl A *	464	31
Crown Castle Inc ‡	614	89
Digital Realty Trust Inc, Cl A ‡	436	43
Duke Realty Corp ‡	570	28

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Equinix Inc ‡	129	$73
Equity Residential ‡	521	35
Essex Property Trust Inc ‡	95	23
Extra Space Storage Inc ‡	203	35
Federal Realty Investment Trust ‡	92	8
Healthpeak Properties Inc ‡	771	18
Host Hotels & Resorts Inc ‡	1,182	19
Invitation Homes Inc ‡	837	28
Iron Mountain Inc ‡	445	20
Kimco Realty Corp ‡	900	17
Mid-America Apartment Communities Inc ‡	157	24
Prologis Inc ‡	1,053	107
Public Storage ‡	228	67
Realty Income Corp ‡	844	49
Regency Centers Corp ‡	251	14
SBA Communications Corp, Cl A ‡	151	43
Simon Property Group Inc ‡	507	46
UDR Inc ‡	495	21
Ventas Inc ‡	545	22
VICI Properties Inc ‡	1,340	40
Vornado Realty Trust ‡	297	7
Welltower Inc ‡	670	43
Weyerhaeuser Co ‡	1,135	32
		1,227
Utilities — 0.2%
AES Corp/The	1,094	25
Alliant Energy Corp	413	22
Ameren Corp	355	29
American Electric Power Co Inc	723	62
American Water Works Co Inc	276	36
Atmos Energy Corp	222	23
CenterPoint Energy Inc	856	24
CMS Energy Corp	431	25
Consolidated Edison Inc	540	46
Constellation Energy Corp	447	37
Dominion Energy Inc	1,202	83
DTE Energy Co	267	31
Duke Energy Corp	1,094	102
Edison International	526	30
Entergy Corp	279	28
Evergy Inc	379	23
Exelon Corp	1,375	51
FirstEnergy Corp	782	29
NextEra Energy Inc	2,808	220
NiSource Inc	636	16
NRG Energy Inc	400	15
PG&E Corp *	2,322	29
Pinnacle West Capital Corp	199	13
PPL Corp	1,005	25
Public Service Enterprise Group Inc	773	43
Sempra Energy	443	66
Southern Co/The	1,509	103

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WEC Energy Group Inc	480	$43
Xcel Energy Inc	827	53
		1,332
Total Common Stock
(Cost $23,376) ($ Thousands)		44,867
	Face Amount (Thousands)
ASSET-BACKED SECURITIES — 4.3%
Other Asset-Backed Securities — 4.3%
Aimco CLO 12, Ser 2022-12A, Cl DR
5.381%, TSFR3M + 2.900%, 01/17/2032(A)(D)	360	317
Apidos CLO XXII, Ser 2020-22A, Cl DR
9.460%, ICE LIBOR USD 3 Month + 6.750%, 04/20/2031(A)(D)	1,380	1,161
Benefit Street Partners CLO IV, Ser 2021-IVA, Cl CRRR
6.310%, ICE LIBOR USD 3 Month + 3.600%, 01/20/2032(A)(D)	340	300
BlueMountain CLO XXIX, Ser 2021-29A, Cl ER
9.643%, ICE LIBOR USD 3 Month + 6.860%, 07/25/2034(A)(D)	890	744
Bristol Park CLO, Ser 2020-1A, Cl ER
9.512%, ICE LIBOR USD 3 Month + 7.000%, 04/15/2029(A)(D)	500	432
Canyon Capital CLO, Ser 2021-1A, Cl E
8.922%, ICE LIBOR USD 3 Month + 6.410%, 04/15/2034(A)(D)	280	212
Carlyle Global Market Strategies CLO, Ser 2018-2RA, Cl A1
3.955%, ICE LIBOR USD 3 Month + 1.050%, 05/15/2031(A)(D)	1,045	1,019
Carlyle US CLO, Ser 2021-2A, Cl DR
9.012%, ICE LIBOR USD 3 Month + 6.500%, 07/15/2032(A)(D)	850	719
Cathedral Lake VI, Ser 2021-6A, Cl E
9.993%, ICE LIBOR USD 3 Month + 7.210%, 04/25/2034(A)(D)	300	245
Cathedral Lake VII, Ser 2021-7RA, Cl D
6.792%, ICE LIBOR USD 3 Month + 4.280%, 01/15/2032(A)(D)	700	613
Catskill Park CLO, Ser 2017-1A, Cl D
8.710%, ICE LIBOR USD 3 Month + 6.000%, 04/20/2029(A)(D)	900	733
CIFC Funding, Ser 2017-3A, Cl C
6.360%, ICE LIBOR USD 3 Month + 3.650%, 07/20/2030(A)(D)	690	619

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CIFC Funding, Ser 2021-4A, Cl D
5.412%, ICE LIBOR USD 3 Month + 2.900%, 07/15/2033(A)(D)	$490	$439
Copper River CLO, Ser 2006-1A
0.000%, 01/20/2021(A)(C)	3,000	177
Countrywide Asset-Backed Certificates, Ser 2006-12, Cl 1A
3.344%, ICE LIBOR USD 1 Month + 0.260%, 12/25/2036(D)	1,044	951
CQS US CLO, Ser 2021-1A, Cl D1
6.260%, ICE LIBOR USD 3 Month + 3.550%, 01/20/2035(A)(D)	1,850	1,602
Dryden LXXV CLO, Ser 2021-75A, Cl ER2
9.112%, ICE LIBOR USD 3 Month + 6.600%, 04/15/2034(A)(D)	770	607
Dryden XLIII Senior Loan Fund, Ser 2021-43A, Cl ER3
9.110%, ICE LIBOR USD 3 Month + 6.400%, 04/20/2034(A)(D)	330	274
Eaton Vance CLO, Ser 2021-2A, Cl ER
9.012%, ICE LIBOR USD 3 Month + 6.500%, 01/15/2035(A)(D)	500	410
Educational Funding, Ser 2006-1A, Cl A3
3.133%, ICE LIBOR USD 3 Month + 0.350%, 04/25/2033(A)(D)	678	503
Fortress Credit BSL XII, Ser 2021-4A, Cl E
9.642%, ICE LIBOR USD 3 Month + 7.130%, 10/15/2034(A)(D)	250	206
Golub Capital Partners CLO LIII, Ser 2021-53A, Cl E
9.410%, ICE LIBOR USD 3 Month + 6.700%, 07/20/2034(A)(D)	410	341
GoodLeap Sustainable Home Solutions Trust, Ser 2021-4GS, Cl A
1.930%, 07/20/2048(A)	146	118
GoodLeap Sustainable Home Solutions Trust, Ser 2022-1GS, Cl B
2.940%, 01/20/2049(A)	92	76
Halsey Point CLO I, Ser 2019-1A, Cl F
10.910%, ICE LIBOR USD 3 Month + 8.200%, 01/20/2033(A)(D)	290	230
Hardee's Funding, Ser 2021-1A, Cl A2
2.865%, 06/20/2051(A)	158	125
HGI CRE CLO, Ser 2021-FL1, Cl C
4.639%, ICE LIBOR USD 1 Month + 1.700%, 06/16/2036(A)(D)	330	313
Jay Park CLO, Ser 2018-1A, Cl DR
7.910%, ICE LIBOR USD 3 Month + 5.200%, 10/20/2027(A)(D)	590	512
Marathon CLO II, Ser 2005-2A
0.000%, 12/20/2019(A)(B)(C)	750	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Marathon CLO, Ser 2019-2A, Cl BA
6.010%, ICE LIBOR USD 3 Month + 3.300%, 01/20/2033(A)(D)	$330	$305
Neuberger Berman Loan Advisers CLO 33, Ser 2021-33A, Cl DR
5.640%, ICE LIBOR USD 3 Month + 2.900%, 10/16/2033(A)(D)	500	436
Neuberger Berman Loan Advisers CLO 44, Ser 2021-44A, Cl E
8.740%, ICE LIBOR USD 3 Month + 6.000%, 10/16/2034(A)(D)	490	401
Neuberger Berman Loan Advisers CLO 49, Ser 2022-49A, Cl D
4.701%, TSFR3M + 3.400%, 07/25/2034(A)(D)	2,975	2,631
Oaktree CLO, Ser 2019-1A, Cl D
6.559%, ICE LIBOR USD 3 Month + 3.800%, 04/22/2030(A)(D)	250	211
Ocean Trails CLO X, Ser 2021-10A, Cl ER
10.082%, ICE LIBOR USD 3 Month + 7.570%, 10/15/2034(A)(D)	590	482
OCP CLO, Ser 2022-24A, Cl D
5.461%, TSFR3M + 3.800%, 07/20/2035(A)(D)	3,200	2,803
OZLM VII, Ser 2018-7RA, Cl CR
5.740%, ICE LIBOR USD 3 Month + 3.000%, 07/17/2029(A)(D)	650	592
OZLM XI, Ser 2017-11A, Cl BR
5.082%, ICE LIBOR USD 3 Month + 2.300%, 10/30/2030(A)(D)	600	562
Palmer Square Loan Funding, Ser 2022-3A, Cl C
0.000%, 04/15/2031(A)(C)(D)	670	639
Parallel, Ser 2020-1A, Cl CR
4.710%, ICE LIBOR USD 3 Month + 2.000%, 07/20/2029(A)(D)	750	698
Peace Park CLO, Ser 2021-1A, Cl E
8.710%, ICE LIBOR USD 3 Month + 6.000%, 10/20/2034(A)(D)	400	328
RR, Ser 2021-18A, Cl D
8.762%, ICE LIBOR USD 3 Month + 6.250%, 10/15/2034(A)(D)	750	636
Sculptor CLO XXVI, Ser 2021-26A, Cl E
9.960%, ICE LIBOR USD 3 Month + 7.250%, 07/20/2034(A)(D)	450	374
SMB Private Education Loan Trust, Ser 2021-A, Cl D1
3.860%, 01/15/2053(A)	690	617
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL4, Cl M1
3.654%, ICE LIBOR USD 1 Month + 0.570%, 10/25/2036(A)(D)	1,116	1,088

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Sunnova Helios II, Ser 2019-AA, Cl C
5.320%, 06/20/2046(A)	$448	$382
Sunrun Atlas Issuer, Ser 2019-2, Cl A
3.610%, 02/01/2055(A)	397	352
Symphony CLO XIX, Ser 2018-19A, Cl E
7.940%, ICE LIBOR USD 3 Month + 5.200%, 04/16/2031(A)(D)	250	195
TCI-Symphony CLO, Ser 2021-1A, Cl ER2
9.205%, ICE LIBOR USD 3 Month + 6.750%, 10/13/2032(A)(D)	730	621
Tikehau US CLO I, Ser 2021-1A, Cl E
9.650%, ICE LIBOR USD 3 Month + 6.910%, 01/18/2035(A)(D)	1,200	972
Voya CLO, Ser 2018-3A, Cl A1A
3.662%, ICE LIBOR USD 3 Month + 1.150%, 10/15/2031(A)(D)	250	245
Voya CLO, Ser 2021-3A, Cl DR
9.660%, ICE LIBOR USD 3 Month + 6.950%, 04/20/2034(A)(D)	260	219
Whitehorse XII, Ser 2018-12A, Cl D
6.162%, ICE LIBOR USD 3 Month + 3.650%, 10/15/2031(A)(D)	250	218
Z Capital Credit Partners CLO, Ser 2021-1A, Cl D
6.712%, ICE LIBOR USD 3 Month + 4.200%, 07/15/2033(A)(D)	450	390
Total Asset-Backed Securities
(Cost $38,464) ($ Thousands)		30,395
	Shares
PREFERRED STOCK — 0.4%
Energy — 0.4%
MPLX, 8.462% *(B)(E)	70,655	2,556
Financials — 0.0%
B Riley Financial, 5.500%	15,750	356
Total Preferred Stock
(Cost $2,690) ($ Thousands)		2,912
	Face Amount (Thousands)
CONVERTIBLE BONDS — 0.3%
Alarm.com Holdings
0.000%, 01/15/2026(I)	57	47
Apollo Commercial Real Estate Finance
5.375% , 10/15/2023	400	389
Blackstone Mortgage Trust
5.500% , 03/15/2027	200	170

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CONVERTIBLE BONDS (continued)
DISH Network
3.375% , 08/15/2026	$640	$440
DraftKings Holdings
0.000%, 03/15/2028(I)	900	581
Gannett
6.000% , 12/01/2027	240	215
Liberty Latin America
2.000% , 07/15/2024	140	122
Liberty TripAdvisor Holdings
0.500% , 06/30/2051(A)	70	50
Spirit Airlines
1.000% , 05/15/2026	40	34
Total Convertible Bonds
(Cost $2,431) ($ Thousands)		2,048

MUNICIPAL BOND — 0.0%
Illinois — 0.0%
Illinois State, Build America Bonds, GO
7.350%, 07/01/2035	209	222
Total Municipal Bond
(Cost $231) ($ Thousands)		222
	Number of Warrants
WARRANTS — 0.0%
Noble Corp., Expires 02/08/2028
Strike Price $19.27 *	2,787	36
Noble Corp., Expires 02/08/2028
Strike Price $23.13 *	2,787	34
Total Warrants
(Cost $12) ($ Thousands)		70
	Number of Rights
RIGHTS — 0.0%
Intelsat Jackson Holdings *‡‡(B)	4,712	–
Total Rights
(Cost $—) ($ Thousands)		–
PURCHASED OPTIONS — 0.3%
Total Purchased Options
(Cost $1,413) ($ Thousands)		2,012
Total Investments in Securities — 91.3%
(Cost $750,318) ($ Thousands)		$644,743

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Description	Number of Rights	Market Value ($ Thousands)
PURCHASED OPTIONS (continued)
WRITTEN OPTIONS — (0.2)%
Total Written Options
(Premiums Received $3,029) ($ Thousands)		$(1,526)

A list of the open exchange traded options contracts held by the Fund at September 30, 2022 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.3%
Put Options
November 2022, S&P 500 E-mini 3rd Week Option	18	$3,150	$3,500.00	11/19/2022	$99
November 2022, S&P 500 E-mini 3rd Week Option	23	3,910	3,400.00	11/19/2022	92
October 2022, S&P 500 E-mini 3rd Week Option	17	3,060	3,600.00	10/22/2022	86
December 2022, S&P 500 E-mini Option	65	12,025	3,700.00	12/17/2022	735
December 2022, S&P 500 E-mini Option	25	4,375	3,500.00	12/17/2022	175
USD Put	2,630,000	7,101	2.70	5/21/2033	26
USD Put	2,800,000	6,720	2.40	7/22/2023	25
USD Put	28,200,000	52,170	1.85	11/19/2022	–
USD Put	28,100,000	50,580	1.80	11/19/2022	–
USD Put/ CAD Call	1,028,000	1,306	1.27	10/22/2022	–
USD Put/ CAD Call	1,010,000	1,281	1.27	10/22/2022	–
USD Put/ CAD Call	335,000	424	1.27	10/22/2022	–
USD Put/ CAD Call	335,000	424	1.27	10/22/2022	–
USD Put/ CAD Call	693,000	878	1.27	10/22/2022	–
USD Put/ MXN Call	2,600,000	53,621	20.62	10/22/2022	68
		201,025			1,306
Call Options
December 2023, IMM Eurodollar Future Option	6	$1,485	99.00	12/16/2023	$1
USD Call	2,820,000	7,896	2.80	8/19/2023	198
USD Call	2,820,000	8,347	2.96	9/16/2023	171
USD Call/ GBP Put	3,100,000	3,689	1.19	10/22/2022	189
USD Put	2,600,000	7,800	3.00	5/20/2023	147
		29,217			706
Total Purchased Options		$230,242			$2,012
WRITTEN OPTIONS — (0.2)%
Put Options
October 2022, S&P 500 E-mini 3rd Week Option	(17)	$(2,805)	3,300.00	10/22/22	$(19)
December 2022, S&P 500 E-mini Option	(48)	(7,920)	3,300.00	12/17/22	(201)
USD Put	(28,100,000)	(36,249)	1.29	11/19/22	–
USD Put	(28,100,000)	(43,415)	1.55	11/19/22	–
USD Put	(28,200,000)	(37,999)	1.35	11/19/22	–
USD Put	(28,200,000)	(45,085)	1.60	11/19/22	–
USD Put	(2,630,000)	(5,293)	2.01	05/21/33	(8)
USD Put	(2,800,000)	(4,900)	1.75	07/22/23	(10)
USD Put	(2,630,000)	(6,197)	2.36	05/21/33	(14)
USD Put	(2,800,000)	(5,810)	2.08	07/22/23	(16)
		$(195,673)			(268)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN OPTIONS (continued)
Call Options
December 2022, IMM Eurodollar Future Option	(59)	$(14,234)	$96.50	12/17/22	$(4)
S&P 500 IndexS&P 500 E-mini Option	(94)	(37,224)	3,960.00	10/22/22	(37)
S&P 500 IndexS&P 500 E-mini Option	(98)	(36,358)	3,710.00	10/22/22	(468)
USD Call	(2,820,000)	(10,857)	3.85	09/16/23	(74)
USD Call	(2,820,000)	(10,321)	3.66	08/19/23	(90)
USD Call	(2,820,000)	(9,602)	3.41	09/16/23	(114)
USD Call	(2,820,000)	(9,108)	3.23	08/19/23	(136)
USD Call	(6,200,000)	(7,130)	1.15	10/22/22	(191)
USD Put	(2,600,000)	(10,117)	3.89	05/20/23	(53)
USD Put	(2,600,000)	(8,958)	3.45	05/20/23	(91)
		(153,909)			(1,258)
Total Written Options		$(349,582)			$(1,526)

A list of the open futures contracts held by the Fund at September 30, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
90-Day Euro$	153	Dec-2022	$37,442	$36,456	$(986)
90-Day Euro$	411	Dec-2023	99,969	98,137	(1,832)
Australian 10-Year Bond	24	Dec-2022	1,976	1,807	(52)
Euro-Bobl	5	Dec-2022	609	587	(14)
Long Gilt 10-Year Bond	40	Dec-2022	5,201	4,304	(619)
S&P 500 Index E-MINI	147	Dec-2022	30,094	26,471	(3,623)
3-Month SOFR	4	Jun-2023	965	956	(9)
U.S. 2-Year Treasury Note	536	Dec-2022	111,811	110,089	(1,722)
U.S. 5-Year Treasury Note	101	Dec-2022	10,857	10,858	1
U.S. 10-Year Treasury Note	25	Dec-2022	2,822	2,802	(20)
U.S. Long Treasury Bond	99	Dec-2022	13,414	12,514	(900)
U.S. Ultra Long Treasury Bond	296	Dec-2022	43,726	40,552	(3,174)
Ultra 10-Year U.S. Treasury Note	110	Dec-2022	13,765	13,033	(732)
			372,651	358,566	(13,682)
Short Contracts
U.S. 5-Year Treasury Note	(166)	Dec-2022	$(18,411)	$(17,846)	$565
			$354,240	$340,720	$(13,117)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2022 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	10/18/22	USD	4,864	JPY	658,011	$(310)
BNP Paribas	10/18/22	EUR	6,301	USD	6,389	209
BNP Paribas	10/18/22	NOK	11,587	USD	1,164	100
BNP Paribas	10/18/22	JPY	60,180	USD	462	45
Citigroup	10/11/22 - 10/18/22	EUR	18,940	USD	19,301	733
Citigroup	10/12/22	CAD	918	USD	719	51
Citigroup	10/17/22	MXN	22,487	USD	1,066	(49)
Citigroup	10/18/22	USD	10	NZD	16	(1)
Citigroup	10/18/22	USD	628	EUR	630	(10)
Citigroup	10/18/22	USD	841	IDR	12,599,650	(16)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/18/22	AUD	1,701	USD	1,174	$80
Citigroup	10/18/22	CNY	2,870	USD	428	23
Citigroup	10/18/22	USD	3,958	AUD	5,777	(243)
Citigroup	10/18/22	USD	5,342	CAD	6,926	(302)
Citigroup	10/18/22	CNH	9,900	USD	1,461	72
Citigroup	10/18/22	IDR	106,237,610	USD	7,039	77
Citigroup	12/15/22	GBP	1,339	USD	1,534	39
Goldman Sachs	10/17/22	CAD	564	USD	440	30
Goldman Sachs	10/18/22	USD	770	EUR	770	(15)
Goldman Sachs	10/18/22	BRL	937	USD	167	(5)
Goldman Sachs	10/18/22	USD	1,299	JPY	181,260	(44)
Goldman Sachs	10/18/22	USD	2,147	GBP	1,820	(115)
Goldman Sachs	10/18/22	USD	2,632	MXN	55,780	133
Goldman Sachs	10/18/22	GBP	5,982	USD	7,182	503
Goldman Sachs	10/18/22	GBP	1,487	USD	1,649	(11)
Goldman Sachs	10/18/22	JPY	28,214	USD	196	1
JPMorgan Chase Bank	10/11/22	USD	295	EUR	288	(13)
JPMorgan Chase Bank	10/18/22	AUD	15	USD	10	—
JPMorgan Chase Bank	10/18/22	USD	61	CNY	430	—
JPMorgan Chase Bank	10/18/22	USD	312	CNY	2,200	(2)
JPMorgan Chase Bank	10/18/22	USD	761	CNH	5,270	(22)
JPMorgan Chase Bank	10/18/22	USD	3,876	IDR	58,796,790	(23)
JPMorgan Chase Bank	01/18/23	CNY	2,200	USD	311	1
JPMorgan Chase Bank	01/18/23	CNY	430	USD	60	—
JPMorgan Chase Bank	01/18/23	IDR	58,796,790	USD	3,854	22
Merrill Lynch	10/11/22	USD	253	EUR	249	(9)
Morgan Stanley	10/11/22	CAD	380	USD	298	21
Morgan Stanley	10/11/22 - 10/18/22	USD	2,582	EUR	2,561	(70)
Morgan Stanley	10/18/22	GBP	450	USD	528	25
Morgan Stanley	10/18/22	USD	670	CNH	4,630	(20)
Morgan Stanley	10/18/22	USD	1,430	GBP	1,220	(67)
Morgan Stanley	10/18/22	USD	1,827	MXN	38,250	69
Morgan Stanley	12/14/22	USD	403	MXN	8,185	(2)
Morgan Stanley	10/18/22	USD	5,440	NOK	54,853	(405)
Morgan Stanley	10/18/22	MXN	8,640	USD	429	1
Morgan Stanley	10/18/22	MXN	114,380	USD	5,517	(153)
Morgan Stanley	10/18/22	JPY	153,490	USD	1,088	25
						$353

SEI Institutional Managed Trust / Annual Report / September 30, 2022

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2022 is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BZDIOVRA	10.565%	Monthly	01/02/2023	BRL	4,810	$(7)	$–	$(7)
BZDIOVRA	12.40%	Monthly	01/02/2023	BRL	4,280	(3)	–	(3)
5.80%	BZDIOVRA	Monthly	01/02/2023	BRL	11,150	39	1	38
BZDIOVRA	12.30%	Monthly	01/02/2024	BRL	1,690	(2)	1	(3)
12.795%	BZDIOVRA	Monthly	01/02/2024	BRL	7,200	–	–	–
11.814%	BZDIOVRA	Monthly	01/02/2024	BRL	12,765	(25)	7	(32)
10.95%	BZDIOVRA	Monthly	01/02/2025	BRL	4,140	10	(1)	11
9.20%	MXIBTIIE	Monthly	12/18/2024	MXN	43,850	33	–	33
MXIBTIIE	8.60%	Monthly	12/08/2032	MXN	6,120	(12)	–	(12)
28-DAY MXN - TIIE	7.2%	Monthly	07/17/2024	MXN	365,383	(916)	–	(916)
1.52%	USD-SOFR-OIS	Annually	11/20/2026	USD	4,830	287	(7)	294
2.65%	USD-SOFR-OIS	Annually	08/15/2047	USD	3,625	342	41	301
2.62%	USD-SOFR-OIS	Annually	02/15/2048	USD	1,335	131	–	131
2.51% FIXED	SD-SOFR-OIS COMPOUND	Annually	02/15/2048	USD	1,456	169	26	143
3.05%	SD-SOFR-OIS	Annually	02/15/2048	USD	1,668	39	51	(12)
2.00%	EUR006M	Annually	12/21/2042	EUR	380	48	24	24
CNRR007	2.50%	Quarterly	12/21/2024	CNY	21,180	18	23	(5)
CNRR007	2.50%	Quarterly	12/21/2027	CNY	9,810	(3)	6	(9)
1.50%	EUR006M	Annually	12/21/2025	EUR	3,530	146	114	32
1.50%	EUR006M	Annually	12/21/2027	EUR	1,380	95	69	26
1.75%	EUR006M	Annually	12/21/2029	EUR	3,660	293	186	107
2.00%	EUR006M	Annually	12/21/2032	EUR	3,430	320	182	138
1.75%	EUR006M	Annually	12/21/2052	EUR	290	38	20	18
2.25%	SONIO	Annually	12/21/2032	GBP	490	93	48	45
3.75%	HIHD03M	Quarterly	12/21/2024	HKD	30,970	51	27	24
3.00%	KWCDC	Quarterly	06/15/2024	KRW	2,602,850	35	2	33
3.75%	KWCDC	Quarterly	12/21/2032	KRW	823,780	4	(17)	21
7.5%	WIBR6M	Annually	12/21/2024	PLN	1,500	1	(3)	4
WIBR6M	6.50%	Semi-Annually	12/21/2027	PLN	950	(4)	3	(7)
PLN @ 6.75%	WIBR6M	Annually	12/21/2027	PLN	950	2	1	1
WIBR6M	6.25%	Semi-Annually	12/21/2032	PLN	2,625	(22)	9	(31)
SOFRRATE	3.60%	Annually	12/21/2024	USD	3,810	(44)	(21)	(23)
2.50%	SOFRRATE	Annually	12/21/2032	USD	2,090	182	175	7
8.75%	JIBA3M	Quarterly	12/21/2024	ZAR	50,675	(16)	(43)	27
9.50%	JIBA3M	Quarterly	12/21/2032	ZAR	7,750	(7)	9	(16)
USA-CPI-U	3.37%	Annually	11/18/2026	USD	4,250	(175)	38	(213)
3.97%	USA-CPI-U	Annually	11/18/2023	USD	4,250	264	(9)	273
						$1,404	$962	$442

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Income Fund (Concluded)

Credit Default Swaps - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-CDX.NA.IG.3912/27@500	5.00%	Quarterly	12/20/2027	$3,753	$154	$153	$1
CDS-DAIGR@100BP5.1Y	1.00%	Quarterly	12/20/2024	1,290	(3)	(12)	9
CDS-DIS@100BP5.2Y	1.00%	Quarterly	06/20/2026	660	(10)	(15)	5
CDS-GM@500BP4.9Y	5.00%	Quarterly	06/20/2026	1,450	(134)	(211)	77
CDS-VIAC@100BP5.2Y	1.00%	Quarterly	06/20/2026	660	11	(7)	18
ICE CD RIG 1.00 20DEC22 P	1.00%	Quarterly	12/20/2022	235	2	4	(2)
					$20	$(88)	$108

Credit Default Swaps - Sell Protection
Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-F@500BPS 4.9Y	5.00%	Quarterly	06/20/2026	$1,450	$47	$157	$(110)
CDS-VW@100BP5.1Y	1.00%	Quarterly	12/20/2024	1,290	(10)	7	(17)
ICE CD BA 1.00 20JUN24 P	1.00%	Quarterly	06/20/2024	525	(4)	4	(8)
ICE CD CDXIG533 1.00 20DE	1.00%	Quarterly	12/20/2024	2,375	6	28	(22)
ICE CD CDXIG534 1.00 20JU	1.00%	Quarterly	06/20/2025	26,200	23	215	(192)
ICE CD CHILE 1.00 20DEC27	1.00%	Quarterly	12/20/2027	210	(5)	(4)	(1)
ICE CD CXPHY530 5.00 20JU	5.00%	Quarterly	06/20/2023	15,916	202	175	27
ICE CD CXPHY534 5.00 20JU	5.00%	Quarterly	06/25/2025	6,092	16	(128)	144
ICE CD GE 1.00 20JUN26 P	1.00%	Quarterly	06/20/2026	1,175	(11)	14	(25)
ICE CD KSA 1.00 20DEC26 P	1.00%	Quarterly	12/20/2026	2,180	40	45	(5)
ICE CD PERU 1.00 20JUN27	1.00%	Quarterly	06/20/2027	980	(23)	11	(34)
ICE CD PHILIP 1.00 20DEC2	1.00%	Quarterly	12/20/2027	390	(8)	(5)	(3)
ICE CD US91087BAC46 1.00	1.00%	Quarterly	12/20/2027	1,160	(40)	(32)	(8)
					$233	$487	$(254)

A list of open OTC swap agreements held by the Fund at September 30, 2022 is as follows:

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	CDS-NFLX@500BP5.2Y	Sell	5.00%	Quarterly	06/20/2026	$440	$50	$70	$(20)
Morgan Stanley	CDS-NFLX@500BP5.2Y	Sell	5.00%	Quarterly	06/20/2026	880	98	140	(42)
							148	$210	(62)

Percentages are based on Net Assets of $706,164 ($ Thousands).

*	Non-income producing security.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $303,197 ($ Thousands), representing 42.9% of the Net Assets of the Fund.
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	No interest rate available.
(D)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(E)	Perpetual security with no stated maturity date.
(F)	Security is in default on interest payment.
(G)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(H)	Unsettled bank loan. Interest rate may not be available.
(I)	Zero coupon security.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Corporate Obligations	–	349,258	–	349,258
Loan Participations	–	90,678	4,989	95,667
Sovereign Debt	–	62,814	–	62,814
Mortgage-Backed Securities	–	54,478	–	54,478
Common Stock	44,180	–	687	44,867
Asset-Backed Securities	–	30,395	–	30,395
Preferred Stock	–	356	2,556	2,912
Convertible Bonds	–	2,048	–	2,048
Municipal Bond	–	222	–	222
Warrants	–	70	–	70
Rights	–	–	–	–
Purchased Options	2,012	–	–	2,012
Total Investments in Securities	46,192	590,319	8,232	644,743

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(1,526)	–	–	(1,526)
Futures Contracts*
Unrealized Appreciation	566	–	–	566
Unrealized Depreciation	(13,683)	–	–	(13,683)
Forwards Contracts*
Unrealized Appreciation	–	2,260	–	2,260
Unrealized Depreciation	–	(1,907)	–	(1,907)
OTC Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(62)	–	(62)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	281	–	281
Unrealized Depreciation	–	(427)	–	(427)
Interest Rate Swaps*
Unrealized Appreciation	–	1,731	–	1,731
Unrealized Depreciation	–	(1,289)	–	(1,289)
Total Other Financial Instruments	(14,643)	587	–	(14,056)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

	Investments in Corporate Obligation		Investments in Loan Participation	Investments in Common Stock	Investments in Preferred Stock
Balance as of October 1, 2021		$522	$760	$57	$2,332
Accrued discounts/premiums		–	–	–	–
Realized gain/(loss)		(1)	254	(408)	–
Change in unrealized appreciation/(depreciation)		–	98	408	224
Purchases		–	–	–	–
Sales		(521)	–	–	–
Net transfer into Level 3		–	3,877	630	–
Net transfer out of Level 3		–	–	–	–
Ending Balance as of September 30, 2022	$	(–)	$4,989	$687	$2,556
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$	(–)	$(161)	$(135)	$83

(1)	Of the $8,232 ($ Thousands) in Level 3 securities as of September 30, 2022, $1,822 ($ Thousands) or 0.3% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes.

If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2022, transfers in or out of Level 3 were due to the availability or lack of availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 59.7%
U.S. Treasury Bills ^
3.299%, 08/10/2023 (A)	$400	$387
3.121%, 06/15/2023 (A)	500	487
2.918%, 12/08/2022 (A)	6,000	5,968
2.742%, 11/25/2022 (A)	10,000	9,958
2.535%, 11/03/2022 (A)	12,000	11,972
2.333%, 10/20/2022 (A)	12,000	11,986
2.300%, 10/13/2022 (A)	11,000	10,992
2.282%, 10/06/2022 (A)	6,000	5,999
U.S. Treasury Inflation Protected Securities
2.375%, 01/15/2027	37,432	37,997
0.625%, 01/15/2026	11,812	11,275
0.375%, 07/15/2025 (H)	56,640	54,126
0.375%, 01/15/2027 (H)	59,417	55,501
0.375%, 07/15/2027	18,873	17,608
0.250%, 01/15/2025 (H)	70,051	67,034
0.125%, 07/15/2024	15,406	14,879
0.125%, 10/15/2024 (J)	53,698	51,637
0.125%, 10/15/2025	34,158	32,268
0.125%, 07/15/2026 (H)	42,540	39,769
U.S. Treasury Note ^
3.405%, US Treasury 3 Month Bill Money Market Yield + 0.037%, 07/31/2024 (B)	800	799
3.250%, 08/31/2024	400	393
U.S. Treasury Notes ^
3.403%, US Treasury 3 Month Bill Money Market Yield + 0.035%, 10/31/2023 (B)	6,000	6,006
3.402%, US Treasury 3 Month Bill Money Market Yield + 0.034%, 04/30/2023 (B)	5,700	5,707

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
3.397%, US Treasury 3 Month Bill Money Market Yield + 0.029%, 07/31/2023 (B)(I)	$19,400	$19,422
3.353%, US Treasury 3 Month Bill Money Market Yield + -0.015%, 01/31/2024 (B)	10,600	10,599
3.293%, US Treasury 3 Month Bill Money Market Yield + -0.075%, 04/30/2024 (B)	5,000	4,993
0.125%, 04/30/2023	400	391
Total U.S. Treasury Obligations
(Cost $522,388) ($ Thousands)		488,153
	Shares
COMMON STOCK — 29.5%
Communication Services — 2.3%
Activision Blizzard Inc	7,983	593
Alphabet Inc, Cl A *	28,604	2,736
Alphabet Inc, Cl C *	26,116	2,511
AMC Entertainment Holdings Inc, Cl A	4,023	28
Anterix Inc *	580	21
AT&T Inc (G)	133,073	2,041
Cogent Communications Holdings Inc	792	41
EchoStar Corp, Cl A *	960	16
Electronic Arts Inc	2,816	326
Frontier Communications Parent Inc *	4,634	109
IAC Inc *	300	17
Iridium Communications Inc *	2,474	110
Liberty Media Corp-Liberty Formula One, Cl C *	1,556	91
Live Nation Entertainment Inc *	1,373	104
Lumen Technologies Inc	21,640	158
Match Group Inc *	1,028	49
Meta Platforms Inc, Cl A *	10,234	1,389
Netflix Inc *	4,402	1,036
Pinterest Inc, Cl A *	1,821	42
Radius Global Infrastructure, Cl A *	4,800	45
ROBLOX Corp, Cl A *	4,204	151
Roku Inc, Cl A *	1,123	63
Spotify Technology SA *	1,484	128
Take-Two Interactive Software Inc, Cl A *	1,757	191
Telephone and Data Systems Inc	400	6
T-Mobile US Inc *	11,637	1,561
Trade Desk Inc/The, Cl A *	1,371	82
Twitter Inc *	3,033	133
Verizon Communications Inc	79,423	3,016
Walt Disney Co/The *	18,200	1,717
Warner Bros Discovery Inc (G)*	23,733	273
ZoomInfo Technologies Inc, Cl A *	1,100	46
		18,830

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Consumer Staples — 7.4%
Albertsons Cos Inc, Cl A	4,316	$107
Altria Group Inc (G)	48,766	1,969
Andersons Inc/The	300	9
Archer-Daniels-Midland Co	15,607	1,256
Beauty Health Co/The *	2,868	34
BellRing Brands Inc *	4,796	99
Beyond Meat Inc *	1,385	20
BJ's Wholesale Club Holdings Inc *	3,322	242
Boston Beer Co Inc/The, Cl A *	245	79
Brown-Forman Corp, Cl A	1,107	75
Brown-Forman Corp, Cl B	4,725	315
Bunge Ltd	3,958	327
Cal-Maine Foods Inc	1,129	63
Campbell Soup Co	5,885	277
Casey's General Stores Inc	978	198
Celsius Holdings Inc *	1,373	124
Chefs' Warehouse Inc/The *	1,682	49
Church & Dwight Co Inc	6,649	475
Clorox Co/The	3,447	443
Coca-Cola Co/The (G)	108,939	6,103
Coca-Cola Consolidated Inc	157	65
Colgate-Palmolive Co	22,583	1,586
Conagra Brands Inc	12,426	405
Constellation Brands Inc, Cl A	4,238	973
Costco Wholesale Corp (G)	12,202	5,763
Coty Inc, Cl A *	10,268	65
Darling Ingredients Inc *	4,048	268
Edgewell Personal Care Co	402	15
elf Beauty Inc *	1,587	60
Energizer Holdings Inc	779	20
Estee Lauder Cos Inc/The, Cl A	6,383	1,378
Flowers Foods Inc	4,913	121
Freshpet Inc *	1,177	59
General Mills Inc	16,579	1,270
Grocery Outlet Holding Corp *	1,963	65
Hain Celestial Group Inc/The *	2,012	34
Herbalife Nutrition Ltd *	2,363	47
Hershey Co/The	4,118	908
Hormel Foods Corp	8,491	386
Hostess Brands Inc, Cl A *	3,699	86
Ingredion Inc	1,247	100
Inter Parfums Inc	400	30
J & J Snack Foods Corp	319	41
J M Smucker Co/The	2,159	297
Kellogg Co	7,076	493
Keurig Dr Pepper Inc	24,989	895
Kimberly-Clark Corp	8,476	954
Kraft Heinz Co/The	19,051	635
Kroger Co/The	17,482	765
Lamb Weston Holdings Inc	4,026	311
Lancaster Colony Corp	540	81

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
McCormick & Co Inc/MD	6,813	$486
Medifast Inc	350	38
MGP Ingredients Inc	300	32
Molson Coors Beverage Co, Cl B	4,370	210
Mondelez International Inc, Cl A	38,380	2,104
Monster Beverage Corp *	9,928	863
National Beverage Corp, Cl A	1,276	49
Nu Skin Enterprises Inc, Cl A	1,131	38
Olaplex Holdings Inc *	3,561	34
PepsiCo Inc (G)	38,172	6,232
Performance Food Group Co *	4,213	181
Philip Morris International Inc (G)	42,158	3,499
Pilgrim's Pride Corp *	1,264	29
Post Holdings Inc *	1,139	93
Primo Water Corp	4,080	51
Procter & Gamble Co/The (G)	66,341	8,376
Simply Good Foods Co/The *	1,865	60
SpartanNash Co	1,682	49
Spectrum Brands Holdings Inc	146	6
Sprouts Farmers Market Inc *	2,971	82
Sysco Corp, Cl A	14,253	1,008
TreeHouse Foods Inc *	1,208	51
Tyson Foods Inc, Cl A (G)	7,709	508
United Natural Foods Inc *	1,570	54
US Foods Holding Corp *	5,845	155
Vector Group Ltd	1,399	12
Veru Inc *	3,462	40
Walgreens Boots Alliance Inc	17,532	550
Walmart Inc (G)	38,889	5,044
WD-40 Co	354	62
Weis Markets Inc	585	42
		60,478
Energy — 7.4%
Antero Midstream Corp	15,308	140
Antero Resources Corp *	9,811	300
APA Corp	11,997	410
Arch Resources Inc	187	22
Archrock Inc	14,600	94
Baker Hughes Co, Cl A	32,022	671
Brigham Minerals Inc, Cl A	1,642	40
Bristow Group Inc *	1,582	37
Cactus Inc, Cl A	2,356	90
California Resources Corp	1,338	51
Callon Petroleum *	1,766	62
ChampionX Corp	6,975	136
Cheniere Energy Inc	9,345	1,550
Chesapeake Energy Corp	4,002	377
Chevron Corp (G)	71,387	10,256
Chord Energy	1,489	204
Civitas Resources Inc	2,559	147
Clean Energy Fuels Corp *	7,123	38
CNX Resources Corp *	7,418	115

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Comstock Resources Inc *	3,165	$55
ConocoPhillips (G)	46,752	4,785
CONSOL Energy Inc	981	63
Continental Resources Inc/OK, Cl A	1,161	78
Coterra Energy Inc	27,864	728
Crescent Energy, Cl A	4,000	54
CVR Energy Inc	1,766	51
Delek US Holdings Inc	1,466	40
Denbury *	2,061	178
Devon Energy Corp	23,471	1,411
Diamondback Energy Inc, Cl A	6,448	777
Dril-Quip Inc *	2,441	48
DT Midstream Inc	2,637	137
Energy Fuels Inc/Canada *	7,420	45
Enviva Inc	576	35
EOG Resources Inc	21,363	2,387
EQT Corp	13,204	538
Equitrans Midstream Corp	13,188	99
Expro Group Holdings NV *	2,200	28
Exxon Mobil Corp (G)	151,853	13,258
Green Plains Inc *	1,865	54
Gulfport Energy *	687	61
Halliburton Co	33,108	815
Helix Energy Solutions Group Inc *	20,400	79
Helmerich & Payne Inc	3,055	113
Hess Corp	10,014	1,092
HF Sinclair Corp	5,512	297
International Seaways Inc	48	2
Kinder Morgan Inc	67,068	1,116
Laredo Petroleum *	594	37
Liberty Energy Inc, Cl A *	4,779	61
Magnolia Oil & Gas Corp, Cl A	5,477	108
Marathon Oil Corp	25,539	577
Marathon Petroleum Corp (G)	19,395	1,926
Matador Resources Co	4,217	206
Murphy Oil Corp	5,910	208
Nabors Industries Ltd *	589	60
New Fortress Energy Inc, Cl A	1,668	73
NexTier Oilfield Solutions Inc *	4,550	34
Northern Oil and Gas Inc	2,355	65
NOV Inc	13,824	224
Occidental Petroleum Corp	29,416	1,808
ONEOK Inc	17,014	872
Ovintiv Inc	9,273	427
Par Pacific Holdings Inc *	429	7
Patterson-UTI Energy Inc	7,319	85
PBF Energy Inc, Cl A *	3,455	121
PDC Energy Inc, Cl A	2,843	164
Peabody Energy Corp *	4,121	102
Phillips 66	17,412	1,405
Pioneer Natural Resources Co	8,595	1,861
ProPetro Holding Corp *	2,694	22

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Range Resources Corp	8,443	$213
SandRidge Energy Inc *	2,600	42
Schlumberger NV, Cl A	51,056	1,833
SM Energy Co	4,907	185
Southwestern Energy Co *	40,840	250
Talos Energy Inc *	3,925	65
Targa Resources Corp	8,196	495
Tellurian *	16,976	41
TETRA Technologies Inc *	16,700	60
Texas Pacific Land Corp	192	341
Tidewater Inc *	2,572	56
Uranium Energy *	15,995	56
US Silica Holdings Inc *	4,317	47
Valaris *	1,754	86
Valero Energy Corp (G)	14,741	1,575
Weatherford International *	1,925	62
Williams Cos Inc/The	43,737	1,252
World Fuel Services Corp	1,303	30
		60,306
Financials — 0.0%
Eversource Energy	3,905	304

Health Care — 6.2%
10X Genomics Inc, Cl A *	922	26
1Life Healthcare *	3,200	55
Abbott Laboratories	17,183	1,663
AbbVie Inc	17,967	2,411
ABIOMED Inc *	418	103
Acadia Healthcare Co Inc, Cl A *	1,145	90
ACADIA Pharmaceuticals Inc *	3,165	52
Agilent Technologies Inc	3,038	369
Align Technology Inc *	727	151
Alkermes PLC *	2,551	57
Alnylam Pharmaceuticals Inc *	1,147	230
AmerisourceBergen Corp, Cl A	908	123
Amgen Inc, Cl A (G)	5,478	1,235
Amicus Therapeutics Inc *	6,300	66
AMN Healthcare Services Inc *	589	62
Apellis Pharmaceuticals Inc *	1,177	80
Arrowhead Pharmaceuticals Inc *	916	30
Arvinas Inc *	1,000	44
Avantor Inc *	4,992	98
Baxter International Inc (G)	4,863	262
Beam Therapeutics *	500	24
Becton Dickinson and Co	2,780	619
Biogen Inc *	1,562	417
Biohaven Pharmaceutical Holding Co Ltd *	491	74
BioMarin Pharmaceutical Inc *	1,801	153
Bio-Rad Laboratories Inc, Cl A *	189	79
Bio-Techne Corp	322	91
Blueprint Medicines Corp *	540	36
Boston Scientific Corp *	15,441	598

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bristol-Myers Squibb Co	21,561	$1,533
Bruker Corp	1,103	59
Cardinal Health Inc	3,133	209
Catalent Inc *	1,602	116
Centene Corp *	5,542	431
Change Healthcare Inc *	1,978	54
Charles River Laboratories International Inc *	444	87
Chemed Corp	14	6
ChemoCentryx Inc *	1,200	62
Cigna Corp	3,063	850
CONMED Corp	396	32
Cooper Cos Inc/The, Cl A	463	122
CorVel Corp *	297	41
Covetrus Inc *	1,914	40
CVS Health Corp	12,848	1,225
Cytokinetics Inc *	1,177	57
Danaher Corp, Cl A	6,222	1,607
DaVita Inc *	651	54
Denali Therapeutics Inc *	1,187	36
DENTSPLY SIRONA Inc	1,672	47
Dexcom Inc *	4,229	341
Doximity Inc, Cl A *	1,668	50
Edwards Lifesciences Corp, Cl A *	8,028	663
Elanco Animal Health Inc *	3,925	49
Elevance Health Inc	2,420	1,099
Eli Lilly & Co	8,470	2,739
Enanta Pharmaceuticals Inc *	500	26
Encompass Health Corp	968	44
Ensign Group Inc/The	379	30
Envista Holdings Corp *	1,668	55
Evolent Health Inc, Cl A *	1,800	65
Exact Sciences Corp *	1,805	59
Exelixis Inc *	2,279	36
Gilead Sciences Inc (G)	12,356	762
Global Blood Therapeutics Inc *	1,400	95
Globus Medical Inc, Cl A *	890	53
Haemonetics Corp *	621	46
Halozyme Therapeutics Inc *	1,255	50
HCA Healthcare Inc	2,419	445
HealthEquity Inc *	600	40
Henry Schein Inc *	1,082	71
Hologic Inc *	2,274	147
Horizon Therapeutics Plc *	2,480	153
Humana Inc	1,234	599
ICU Medical Inc *	224	34
IDEXX Laboratories Inc *	832	271
Illumina Inc *	1,564	298
Inari Medical *	594	43
Incyte Corp *	1,809	121
Insmed Inc *	1,300	28
Inspire Medical Systems Inc *	297	53

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Insulet Corp *	696	$160
Integer Holdings Corp *	500	31
Integra LifeSciences Holdings Corp *	720	31
Intellia Therapeutics *	1,289	72
Intra-Cellular Therapies Inc, Cl A *	1,177	55
Intuitive Surgical Inc *	3,634	681
Ionis Pharmaceuticals Inc *	1,350	60
IQVIA Holdings Inc *	1,844	334
iRhythm Technologies Inc *	400	50
Jazz Pharmaceuticals PLC *	519	69
Johnson & Johnson (G)	25,993	4,246
Karuna Therapeutics Inc *	193	43
Laboratory Corp of America Holdings	1,012	207
Lantheus Holdings Inc *	981	69
LHC Group Inc *	393	64
LivaNova PLC *	557	28
Maravai LifeSciences Holdings Inc, Cl A *	1,978	51
Masimo Corp *	483	68
McKesson Corp	1,212	412
Medpace Holdings Inc *	297	47
Medtronic PLC	13,097	1,058
Merck & Co Inc	25,315	2,180
Merit Medical Systems Inc *	600	34
Mettler-Toledo International Inc *	202	219
Mirati Therapeutics Inc *	366	26
Moderna Inc *	3,648	431
Molina Healthcare Inc *	526	174
Natera Inc *	641	28
National HealthCare Corp	792	50
Neogen Corp, Cl B *	600	8
Neurocrine Biosciences Inc *	911	97
Novocure Ltd *	883	67
NuVasive Inc *	300	13
Oak Street Health Inc *	1,884	46
Omnicell Inc *	346	30
Option Care Health Inc *	2,257	71
Organon & Co	2,197	51
Owens & Minor Inc	1,187	29
Pacira BioSciences Inc *	792	42
Penumbra Inc *	247	47
PerkinElmer Inc	1,101	132
Perrigo Co PLC	1,203	43
Pfizer Inc	56,236	2,461
Progyny Inc *	1,000	37
PTC Therapeutics Inc *	800	40
QIAGEN NV *	2,555	105
Quest Diagnostics Inc	1,006	123
QuidelOrtho Corp *	200	14
R1 RCM *	2,150	40
Regeneron Pharmaceuticals Inc *	1,023	705
Repligen Corp *	577	108
ResMed Inc	1,386	303

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Revance Therapeutics Inc *	2,000	$54
Royalty Pharma PLC, Cl A	2,654	107
Sage Therapeutics Inc *	897	35
Sarepta Therapeutics Inc *	788	87
Seagen Inc *	1,327	182
Select Medical Holdings Corp	700	15
Shockwave Medical Inc *	295	82
STAAR Surgical Co *	880	62
STERIS PLC	739	123
Stryker Corp	3,769	763
Syneos Health Inc, Cl A *	1,152	54
Tandem Diabetes Care Inc *	900	43
Teladoc Health Inc *	1,446	37
Teleflex Inc	483	97
Tenet Healthcare Corp *	1,079	56
Thermo Fisher Scientific Inc	3,660	1,856
Twist Bioscience Corp *	1,190	42
United Therapeutics Corp *	452	95
UnitedHealth Group Inc (G)	9,272	4,683
Universal Health Services Inc, Cl B	493	43
Veeva Systems Inc, Cl A *	1,249	206
Vertex Pharmaceuticals Inc *	2,681	776
Viatris Inc, Cl W *	10,134	86
Waters Corp *	692	187
West Pharmaceutical Services Inc	756	186
Xencor Inc *	1,592	41
Zimmer Biomet Holdings Inc	2,302	241
Zoetis Inc, Cl A	4,954	735
		51,095
Information Technology — 1.9%
Accenture PLC, Cl A	2,114	544
Adobe Inc *	1,717	473
Akamai Technologies Inc *	589	47
Amdocs Ltd	335	27
ANSYS Inc *	345	77
AppLovin Corp, Cl A *	1,500	29
Aspen Technology Inc *	199	47
Atlassian Corp PLC, Cl A *	491	103
Autodesk Inc, Cl A *	748	140
Automatic Data Processing Inc	1,312	297
Avalara Inc *	600	55
Bentley Systems Inc, Cl B	700	21
Bill.com Holdings Inc *	496	66
Block Inc, Cl A *	2,031	112
Broadridge Financial Solutions Inc	393	57
Cadence Design Systems Inc *	1,062	174
Citrix Systems Inc	687	71
Cloudflare Inc, Cl A *	1,600	89
Cognizant Technology Solutions Corp, Cl A	815	47
Crowdstrike Holdings Inc, Cl A *	687	113
Datadog Inc, Cl A *	761	68
DocuSign Inc, Cl A *	500	27

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dropbox Inc, Cl A *	400	$8
Dynatrace Inc *	900	31
EPAM Systems Inc *	139	50
Fair Isaac Corp *	98	40
Fidelity National Information Services Inc, Cl B	2,078	157
Fiserv Inc, Cl A *	2,257	211
Five9 Inc *	500	38
Fortinet Inc *	2,215	109
Gartner Inc *	295	82
Global Payments Inc	846	91
GoDaddy Inc, Cl A *	893	63
Guidewire Software Inc, Cl Z *	500	31
HubSpot Inc *	170	46
International Business Machines Corp	2,201	262
Intuit Inc	982	380
Jack Henry & Associates Inc	144	26
Manhattan Associates Inc *	311	41
Mastercard Inc, Cl A	3,044	866
Microsoft Corp (G)	26,930	6,272
MongoDB Inc, Cl A *	338	67
NortonLifeLock Inc	1,406	28
Okta Inc, Cl A *	300	17
Oracle Corp, Cl B	5,195	317
Palantir Technologies Inc, Cl A *	8,887	72
Palo Alto Networks Inc *	1,041	171
Paychex Inc	1,055	118
Paycom Software Inc *	201	66
Paylocity Holding Corp *	198	48
PayPal Holdings Inc *	3,989	343
PTC Inc *	589	62
Roper Technologies Inc	491	177
Salesforce Inc *	3,335	480
ServiceNow Inc *	738	279
Snowflake Inc, Cl A *	589	100
Splunk Inc *	453	34
SS&C Technologies Holdings Inc	560	27
Synopsys Inc *	152	46
Twilio Inc, Cl A *	395	27
Tyler Technologies Inc *	110	38
VeriSign Inc *	296	51
Visa Inc, Cl A	5,474	973
VMware Inc, Cl A	661	70
Workday Inc, Cl A *	737	112
Zendesk Inc *	693	53
Zoom Video Communications Inc, Cl A *	1,131	83
Zscaler Inc *	397	65
		15,412
Real Estate — 2.9%
Acadia Realty Trust ‡	4,316	54
Agree Realty Corp ‡	1,683	114
Alexandria Real Estate Equities Inc ‡	3,152	442

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Assets Trust Inc ‡	2,300	$59
American Homes 4 Rent, Cl A ‡	7,099	233
American Tower Corp, Cl A ‡	8,862	1,903
Americold Realty Trust Inc ‡	4,496	111
Anywhere Real Estate *	300	2
Apartment Income Corp ‡	3,978	154
Apartment Investment and Management Co, Cl A ‡	6,200	45
Apple Hospitality Inc ‡	6,586	93
AvalonBay Communities Inc ‡	2,804	516
Boston Properties Inc ‡	3,071	230
Brixmor Property Group Inc ‡	4,891	90
Broadstone Net Lease, Cl A ‡	3,532	55
Camden Property Trust ‡	1,866	223
CareTrust Inc ‡	2,572	47
CBRE Group Inc, Cl A *	6,157	416
Centerspace ‡	687	46
Compass, Cl A *‡	15,897	37
Corporate Office Properties Trust ‡	1,795	42
Cousins Properties Inc ‡	2,775	65
Crown Castle Inc ‡	8,247	1,192
CubeSmart ‡	4,774	191
DiamondRock Hospitality Co ‡	6,476	49
Digital Realty Trust Inc, Cl A ‡	5,651	560
DigitalBridge Group ‡	2,091	26
Douglas Emmett Inc ‡	2,815	50
Duke Realty Corp ‡	7,829	377
Easterly Government Properties Inc, Cl A ‡	4,084	64
EastGroup Properties Inc ‡	1,005	145
Empire State Realty Trust Inc, Cl A ‡	5,073	33
EPR Properties, Cl A ‡	1,033	37
Equinix Inc ‡	1,815	1,032
Equity Commonwealth ‡	2,158	53
Equity LifeStyle Properties Inc ‡	3,327	209
Equity Residential ‡	7,256	488
Essential Properties Realty Trust Inc ‡	1,782	35
Essex Property Trust Inc ‡	1,306	316
Extra Space Storage Inc ‡	2,531	437
Federal Realty Investment Trust ‡	1,294	117
First Industrial Realty Trust Inc ‡	3,096	139
Four Corners Property Trust Inc ‡	2,256	55
Gaming and Leisure Properties Inc ‡	3,534	156
Getty Realty Corp ‡	1,483	40
Global Net Lease Inc ‡	3,224	34
Healthcare Realty Trust Inc, Cl A ‡	7,108	148
Healthpeak Properties Inc ‡	10,222	234
Highwoods Properties Inc ‡	2,111	57
Host Hotels & Resorts Inc ‡	13,138	209
Howard Hughes Corp/The *‡	390	22
Hudson Pacific Properties Inc ‡	2,482	27
Independence Realty Trust Inc ‡	3,434	57
Innovative Industrial Properties Inc, Cl A ‡	500	44

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
InvenTrust Properties ‡	1,166	$25
Invitation Homes Inc ‡	11,272	381
Iron Mountain Inc ‡	5,950	262
JBG SMITH Properties ‡	2,077	39
Jones Lang LaSalle Inc *‡	810	122
Kennedy-Wilson Holdings Inc ‡	3,200	49
Kilroy Realty Corp ‡	1,794	76
Kimco Realty Corp ‡	10,972	202
Kite Realty Group Trust ‡	4,380	75
Lamar Advertising Co, Cl A ‡	1,958	162
Life Storage Inc ‡	1,825	202
LTC Properties Inc ‡	1,286	48
LXP Industrial Trust, Cl B ‡	5,876	54
Macerich Co/The ‡	4,152	33
Medical Properties Trust Inc ‡	10,360	123
Mid-America Apartment Communities Inc ‡	2,275	353
National Health Investors Inc ‡	923	52
National Retail Properties Inc ‡	3,042	121
National Storage Affiliates Trust ‡	1,906	79
Newmark Group Inc, Cl A ‡	200	2
Office Properties Income Trust ‡	2,246	32
Omega Healthcare Investors Inc ‡	3,802	112
Opendoor Technologies Inc *‡	8,310	26
Outfront Media Inc ‡	2,890	44
Paramount Group Inc ‡	4,700	29
Park Hotels & Resorts Inc ‡	4,665	53
Pebblebrook Hotel Trust ‡	2,945	43
Phillips Edison & Co Inc ‡	2,944	83
Physicians Realty Trust ‡	3,510	53
PotlatchDeltic Corp ‡	1,151	47
Prologis Inc ‡	14,733	1,497
Public Storage ‡	3,060	896
Rayonier Inc ‡	2,952	88
Realty Income Corp ‡	12,106	705
Regency Centers Corp ‡	4,070	219
Retail Opportunity Investments Corp ‡	1,900	26
Rexford Industrial Realty Inc ‡	3,559	185
RLJ Lodging Trust ‡	4,512	46
Ryman Hospitality Properties Inc ‡	954	70
Sabra Health Care Inc ‡	3,527	46
Saul Centers Inc ‡	825	31
SBA Communications Corp, Cl A ‡	2,080	592
Service Properties Trust ‡	7,900	41
Simon Property Group Inc ‡	6,711	602
SITE Centers Corp ‡	3,165	34
SL Green Realty Corp ‡	941	38
Spirit Realty Capital Inc ‡	4,204	152
STAG Industrial Inc ‡	3,217	91
STORE Capital Corp ‡	4,862	152
Sun Communities Inc ‡	2,504	339
Sunstone Hotel Investors Inc ‡	1,187	11
Tanger Factory Outlet Centers Inc ‡	3,462	47

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Terreno Realty Corp ‡	1,156	$61
UDR Inc ‡	7,178	299
Uniti Group Inc ‡	4,711	33
Urban Edge Properties ‡	3,114	42
Ventas Inc ‡	7,242	291
Veris Residential Inc *‡	3,288	37
VICI Properties Inc ‡	19,563	584
Vornado Realty Trust ‡	3,020	70
Washington Real Estate Investment Trust ‡	2,546	45
Welltower Inc ‡	8,994	579
Weyerhaeuser Co ‡	13,709	392
WP Carey Inc ‡	3,503	245
Xenia Hotels & Resorts Inc ‡	2,275	31
Zillow Group Inc, Cl A *‡	1,187	34
Zillow Group Inc, Cl C *‡	2,846	81
		23,324
Utilities — 1.4%
AES Corp/The	7,498	169
ALLETE Inc	981	49
Alliant Energy Corp	2,579	137
Ameren Corp	2,898	233
American Electric Power Co Inc	5,963	516
American States Water Co	594	46
American Water Works Co Inc	2,117	276
Atmos Energy Corp	1,543	157
Avangrid Inc	1,177	49
Avista Corp	1,187	44
Black Hills Corp, Cl A	981	66
Brookfield Renewable Corp, Cl A	1,374	45
CenterPoint Energy Inc	6,681	188
Clearway Energy Inc, Cl C	1,305	42
CMS Energy Corp	3,339	195
Consolidated Edison Inc	3,764	323
Constellation Energy Corp	3,518	293
Dominion Energy Inc	8,926	617
DTE Energy Co	2,093	241
Duke Energy Corp	8,851	823
Edison International	3,992	226
Entergy Corp	2,052	207
Essential Utilities Inc	2,162	90
Evergy Inc	2,258	134
Exelon Corp	11,245	421
FirstEnergy Corp	5,796	214
IDACORP Inc, Cl A	489	48
National Fuel Gas Co	1,170	72
New Jersey Resources Corp	1,374	53
NextEra Energy Inc	22,218	1,742
NiSource Inc	4,166	105
NorthWestern Corp	1,000	49
NRG Energy Inc	1,843	71
OGE Energy Corp	1,683	61
ONE Gas Inc	489	34

Description	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)
Ormat Technologies Inc		78	$7
PG&E Corp *		18,018	225
Pinnacle West Capital Corp		1,620	105
PNM Resources Inc		752	34
Portland General Electric Co		1,056	46
PPL Corp		9,137	232
Public Service Enterprise Group Inc		5,614	316
Sempra Energy		3,511	526
SJW Group		883	51
South Jersey Industries Inc, Cl A		2,257	75
Southern Co/The		12,191	829
Southwest Gas Holdings Inc		594	41
Spire Inc		792	49
Sunnova Energy International Inc *		2,083	46
UGI Corp		1,812	59
Vistra Corp		4,371	92
WEC Energy Group Inc		3,443	308
Xcel Energy Inc		6,054	388
			11,465
Total Common Stock
(Cost $170,088) ($ Thousands)			241,214
	Face Amount (Thousands)
CORPORATE OBLIGATIONS — 9.0%
Communication Services — 0.5%
Altice France
3.375%, 01/15/2028	EUR	117	87
Baidu
3.425%, 04/07/2030		$201	174
CCO Holdings
4.750%, 02/01/2032 (C)		535	417
4.500%, 08/15/2030 (C)		63	50
4.500%, 06/01/2033 (C)		219	162
DISH DBS
5.250%, 12/01/2026 (C)		1,007	825
Lorca Telecom Bondco
4.000%, 09/18/2027	EUR	237	202
Netflix
5.875%, 11/15/2028		$812	792
T-Mobile USA
3.375%, 04/15/2029		73	63
2.875%, 02/15/2031		374	301
2.625%, 02/15/2029		123	101
2.550%, 02/15/2031		883	700
Weibo
3.375%, 07/08/2030		1,395	1,024
			4,898

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Consumer Discretionary — 1.0%
Adient Global Holdings
3.500%, 08/15/2024	EUR	237	$214
Advance Auto Parts
3.900%, 04/15/2030		$922	791
Altice Financing
3.000%, 01/15/2028	EUR	237	175
Ashtead Capital
5.500%, 08/11/2032 (C)		$204	189
Booking Holdings
4.625%, 04/13/2030		1,080	1,015
Carnival
4.000%, 08/01/2028 (C)		605	488
Clarios Global
4.375%, 05/15/2026 (C)	EUR	155	134
Expedia Group
6.250%, 05/01/2025 (C)		$24	24
4.625%, 08/01/2027		251	236
Ford Motor
6.100%, 08/19/2032		435	383
Globo Comunicacao e Participacoes
4.875%, 01/22/2030 (C)		413	311
Harley-Davidson Financial Services
3.350%, 06/08/2025 (C)		463	434
3.050%, 02/14/2027 (C)		418	359
Las Vegas Sands
3.900%, 08/08/2029		722	597
Marriott International
5.750%, 05/01/2025		68	69
MDC Holdings
6.000%, 01/15/2043		389	292
MercadoLibre
2.375%, 01/14/2026		200	171
NH Hotel Group
4.000%, 07/02/2026	EUR	237	202
Nissan Motor
4.345%, 09/17/2027 (C)		$1,086	936
Nobel Bidco BV
3.125%, 06/15/2028	EUR	237	155
Ross Stores
4.700%, 04/15/2027		$842	819
Royal Caribbean Cruises
11.500%, 06/01/2025 (C)		343	364
8.250%, 01/15/2029 (C)		231	225
Summer BC Holdco B SARL
5.750%, 10/31/2026	EUR	237	197
Time Warner Cable
4.500%, 09/15/2042		$330	228
Wynn Macau
5.625%, 08/26/2028 (C)		348	232
			9,240

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Consumer Staples — 0.5%
Albertsons
3.500%, 03/15/2029 (C)	$408	$329
Altria Group
4.800%, 02/14/2029	167	154
3.400%, 05/06/2030	745	603
BAT Capital
4.906%, 04/02/2030	467	412
4.700%, 04/02/2027	475	443
2.259%, 03/25/2028	1,337	1,064
Natura & Luxembourg Holdings SARL
6.000%, 04/19/2029 (C)	392	323
Natura Cosmeticos
4.125%, 05/03/2028 (C)	322	254
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (C)(D)	660	–
		3,582
Corporate Obligation — 0.1%
Barclays
5.304%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 08/09/2026 (B)	229	220
Credit Suisse Group
6.373%, U.S. SOFR + 3.340%, 07/15/2026 (B)(C)	344	332
Deutsche Bank NY
6.119%, U.S. SOFR + 3.190%, 07/14/2026 (B)	255	248
HSBC Holdings
5.402%, U.S. SOFR + 2.870%, 08/11/2033 (B)	219	195
Mizuho Financial Group
5.414%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.050%, 09/13/2028 (B)	430	420
Morgan Stanley MTN
4.679%, U.S. SOFR + 1.669%, 07/17/2026 (B)	248	242
		1,657
Energy — 0.6%
BP Capital Markets America
2.939%, 06/04/2051	1,261	801
Continental Resources
2.268%, 11/15/2026 (C)	1,050	896
Enbridge Energy Partners
7.375%, 10/15/2045	688	748
Energy Transfer
6.250%, 04/15/2049	413	366
Eni
4.250%, 05/09/2029 (C)	900	811

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Equities
5.700%, 04/01/2028	$131	$128
Marathon Petroleum
6.500%, 03/01/2041	175	173
5.125%, 12/15/2026	227	223
Oleoducto Central
4.000%, 07/14/2027 (C)	438	338
ONEOK
6.350%, 01/15/2031	128	126
ONEOK Partners
6.125%, 02/01/2041	63	56
Tengizchevroil Finance International
3.250%, 08/15/2030 (C)	262	186
TransCanada PipeLines
6.200%, 10/15/2037	362	356
6.100%, 06/01/2040	573	555
		5,763
Financials — 3.8%
ABN AMRO Bank
4.750%, 07/28/2025 (C)	269	259
Aircastle
5.250%, 08/11/2025 (C)	456	429
4.250%, 06/15/2026	62	56
4.125%, 05/01/2024	181	174
2.850%, 01/26/2028 (C)	904	702
Alleghany
3.625%, 05/15/2030	931	830
Aviation Capital Group
5.500%, 12/15/2024 (C)	455	441
4.875%, 10/01/2025 (C)	182	169
4.375%, 01/30/2024 (C)	161	156
4.125%, 08/01/2025 (C)	6	6
3.500%, 11/01/2027 (C)	165	137
1.950%, 01/30/2026 (C)	480	403
1.950%, 09/20/2026 (C)	153	124
Banco de Credito del Peru S.A. MTN
3.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.000%, 07/01/2030 (B)(C)	755	661
Banco Santander
4.175%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.000%, 03/24/2028 (B)	400	360
Bank of America
1.734%, U.S. SOFR + 0.960%, 07/22/2027 (B)	1,198	1,028
Bank of America MTN
4.376%, U.S. SOFR + 1.580%, 04/27/2028 (B)	931	872

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of Ireland Group
6.253%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.650%, 09/16/2026 (B)(C)	$210	$206
BNP Paribas
7.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.899%(B)(C)(E)	869	802
2.871%, U.S. SOFR + 1.387%, 04/19/2032 (B)(C)	806	609
Capital One Financial
4.927%, U.S. SOFR + 2.057%, 05/10/2028 (B)	333	317
2.636%, U.S. SOFR + 1.290%, 03/03/2026 (B)	475	441
CDBL Funding 1 MTN
3.500%, 10/24/2027	620	569
Charles Schwab
5.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.971%(B)(E)	393	382
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.168%(B)(E)	756	620
Citigroup
5.950%, ICE LIBOR USD 3 Month + 4.068%(B)(E)	311	307
4.075%, ICE LIBOR USD 3 Month + 1.192%, 04/23/2029 (B)	334	302
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.597%(B)(E)	359	303
3.980%, ICE LIBOR USD 3 Month + 1.338%, 03/20/2030 (B)	227	201
Credit Suisse Group
7.500%, USD Swap Semi 30/360 5 Yr Curr + 4.598%(B)(C)(E)	200	184
7.500%, USD Swap Semi 30/360 5 Yr Curr + 4.600%(B)(E)	440	377
6.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.822%(B)(C)(E)	365	266
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (B)(C)	427	336
3.091%, U.S. SOFR + 1.730%, 05/14/2032 (B)(C)	292	205
Danske Bank
4.298%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 04/01/2028 (B)(C)	245	218
Deutsche Bank NY
3.961%, U.S. SOFR + 2.581%, 11/26/2025 (B)	315	294

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.129%, U.S. SOFR + 1.870%, 11/24/2026 (B)	$347	$295
Discover Bank
4.682%, USD Swap Semi 30/360 5 Yr Curr + 1.730%, 08/09/2028 (B)	475	456
Discover Financial Services
6.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.783%(B)(E)	1,308	1,276
Federation des Caisses Desjardins du Quebec
4.550%, 08/23/2027 (C)	435	411
Fifth Third Bancorp
4.500%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.215%(B)(E)	247	227
Global Payments
5.300%, 08/15/2029	287	270
Goldman Sachs Group
4.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.949%(B)(E)	328	261
2.615%, U.S. SOFR + 1.281%, 04/22/2032 (B)	805	624
2.383%, U.S. SOFR + 1.248%, 07/21/2032 (B)	238	179
Guardian Life Insurance of America
4.850%, 01/24/2077 (C)	145	118
ING Groep
1.726%, U.S. SOFR + 1.005%, 04/01/2027 (B)	1,191	1,021
JPMorgan Chase
7.063%, ICE LIBOR USD 3 Month + 3.320%(B)(E)	12	12
6.276%, ICE LIBOR USD 3 Month + 3.470%(B)(E)	256	256
2.580%, U.S. SOFR + 1.250%, 04/22/2032 (B)	805	624
Morgan Stanley
4.210%, U.S. SOFR + 1.610%, 04/20/2028 (B)	289	270
Nationwide Building Society MTN
2.972%, U.S. SOFR + 1.290%, 02/16/2028 (B)(C)	319	274
OEC Finance
7.125%cash/0% PIK, 12/26/2046 (C)	279	7
S&P Global
4.750%, 08/01/2028 (C)	35	34
4.250%, 05/01/2029 (C)	166	156
Santander Holdings USA
4.400%, 07/13/2027	405	373
4.260%, SOFRINDX + 1.380%, 06/09/2025 (B)	196	189

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.490%, U.S. SOFR + 1.249%, 01/06/2028 (B)	$67	$56
Societe Generale
2.797%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.300%, 01/19/2028 (B)(C)	623	525
Standard Chartered
7.750%, USD Swap Semi 30/360 5 Yr Curr + 5.723%(B)(C)(E)	200	195
6.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.661%(B)(C)(E)	552	490
4.316%, ICE LIBOR USD 3 Month + 1.510%(B)(C)(E)	400	301
3.971%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.650%, 03/30/2026 (B)(C)	239	225
Svenska Handelsbanken
4.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.942%(B)(E)	800	650
Swiss Re Finance Luxembourg
5.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.582%, 04/02/2049 (B)	600	525
Synchrony Financial
4.875%, 06/13/2025	139	134
4.500%, 07/23/2025	120	114
3.950%, 12/01/2027	97	84
2.875%, 10/28/2031	328	233
Truist Financial
5.100%, US Treas Yield Curve Rate T Note Const Mat 10 Yr + 4.349%(B)(E)	829	735
UBS Group
4.488%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 05/12/2026 (B)(C)	238	229
UniCredit
3.127%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 06/03/2032 (B)(C)	201	143
2.569%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 09/22/2026 (B)(C)	519	445
1.982%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.200%, 06/03/2027 (B)(C)	231	189
US Bancorp
5.300%, ICE LIBOR USD 3 Month + 2.914%(B)(E)	474	399

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Voya Financial
5.650%, ICE LIBOR USD 3 Month + 3.580%, 05/15/2053 (B)		$258	$250
Wells Fargo
3.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.453%(B)(E)		327	277
2.188%, U.S. SOFR + 2.000%, 04/30/2026 (B)		433	395
			27,673
Health Care — 0.2%
Amgen
3.000%, 02/22/2029		249	218
Cigna
4.375%, 10/15/2028		382	361
IQVIA
2.250%, 03/15/2029	EUR	200	149
Organon
2.875%, 04/30/2028		200	156
Takeda Pharmaceutical
4.400%, 11/26/2023		$820	815
			1,699
Industrials — 0.7%
AerCap Ireland Capital DAC
6.500%, 07/15/2025		190	190
4.450%, 04/03/2026		173	161
2.450%, 10/29/2026		671	566
Air Lease
3.625%, 04/01/2027		40	36
2.100%, 09/01/2028		178	139
Air Lease MTN
2.875%, 01/15/2026		85	76
Alfa
5.250%, 03/25/2024 (C)		660	657
APCOA Parking Holdings GmbH
4.625%, 01/15/2027	EUR	237	184
CNH Industrial Capital
3.950%, 05/23/2025		$723	697
Delta Air Lines
4.750%, 10/20/2028 (C)		475	442
4.500%, 10/20/2025 (C)		409	397
Deutsche Lufthansa MTN
3.000%, 05/29/2026	EUR	100	82
Embraer Netherlands Finance BV
6.950%, 01/17/2028 (C)		$236	222
5.400%, 02/01/2027		670	614
ENA Master Trust
4.000%, 05/19/2048 (C)		272	202
Flowserve
2.800%, 01/15/2032		246	176

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Lima Metro Line 2 Finance
5.875%, 07/05/2034		$216	$204
4.350%, 04/05/2036 (C)		211	180
Odebrecht Holdco Finance
0.000%, 09/10/2058 (C)(F)		294	1
Parker-Hannifin
4.500%, 09/15/2029		546	515
TK Elevator Midco GmbH
4.375%, 07/15/2027	EUR	125	102
TransDigm
6.250%, 03/15/2026 (C)		$405	393
Westinghouse Air Brake Technologies
3.200%, 06/15/2025		141	131
			6,367
Information Technology — 0.9%
Broadcom
4.926%, 05/15/2037 (C)		535	441
4.150%, 11/15/2030		191	165
4.150%, 04/15/2032 (C)		164	137
4.000%, 04/15/2029 (C)		47	41
3.187%, 11/15/2036 (C)		448	306
3.137%, 11/15/2035 (C)		154	108
Entegris Escrow
4.750%, 04/15/2029 (C)		699	616
Global Payments
2.900%, 11/15/2031		157	120
HP
4.750%, 01/15/2028		572	537
Infor
1.750%, 07/15/2025 (C)		340	306
International Business Machines
4.900%, 07/27/2052		434	380
Kyndryl Holdings
2.050%, 10/15/2026		631	507
Micron Technology
5.327%, 02/06/2029		202	191
4.185%, 02/15/2027		419	391
NXP BV
5.550%, 12/01/2028		317	306
Playtech
4.250%, 03/07/2026	EUR	200	177
Prosus
3.680%, 01/21/2030 (C)		$569	426
3.257%, 01/19/2027 (C)		264	221
SK Hynix
2.375%, 01/19/2031 (C)		290	214
Tencent Holdings MTN
3.240%, 06/03/2050 (C)		439	267
1.810%, 01/26/2026 (C)		649	582
TSMC Arizona
3.875%, 04/22/2027		406	387

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Western Digital
3.100%, 02/01/2032		$64	$43
2.850%, 02/01/2029		132	103
Workday
3.800%, 04/01/2032		176	153
3.700%, 04/01/2029		68	61
			7,186
Materials — 0.3%
Anglo American Capital
3.875%, 03/16/2029 (C)		235	202
Celanese US Holdings
5.900%, 07/05/2024		867	855
Freeport Indonesia MTN
4.763%, 04/14/2027 (C)		243	219
INEOS Quattro Finance 2
2.500%, 01/15/2026 (C)	EUR	333	268
Inversiones CMPC
4.375%, 05/15/2023		$389	386
Nucor
4.300%, 05/23/2027		335	321
Suzano Austria GmbH
3.750%, 01/15/2031		173	135
Volcan Cia Minera SAA
4.375%, 02/11/2026 (C)		81	67
			2,453
Real Estate — 0.1%
American Tower
4.050%, 03/15/2032		118	102
3.650%, 03/15/2027		235	215
Host Hotels & Resorts
3.500%, 09/15/2030		142	113
2.900%, 12/15/2031		236	173
Vornado Realty
2.150%, 06/01/2026		403	337
			940
Utilities — 0.3%
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (C)		304	239
Chile Electricity PEC
3.079%, 01/25/2028 (C)		523	366
Comision Federal de Electricidad
4.688%, 05/15/2029 (C)		268	224
3.348%, 02/09/2031 (C)		687	490
Duke Energy Carolinas NC Storm Funding
2.617%, 07/01/2041		403	300
Engie Energia Chile
3.400%, 01/28/2030		390	294
Terraform Global Operating
6.125%, 03/01/2026 (C)		74	69

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Vistra
7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.740%(B)(C)(E)	$286	$250
		2,232
Total Corporate Obligations
(Cost $87,982) ($ Thousands)		73,690

MORTGAGE-BACKED SECURITIES — 5.3%
Agency Mortgage-Backed Obligations — 3.5%
FHLMC CMO, Ser 2017-4693, Cl SL, IO
3.332%, 06/15/2047(B)	1,144	124
FHLMC CMO, Ser 2020-4981, Cl HS, IO
3.016%, 06/25/2050(B)	2,298	226
FHLMC CMO, Ser 2020-5015, Cl BI, IO
4.000%, 09/25/2050	1,609	305
FHLMC Multifamily Structured Credit Risk, Ser MN1, Cl M1
4.281%, SOFR30A + 2.000%, 01/25/2051(B)(C)	82	79
FHLMC STACR Debt Notes, Ser 2021-DNA7, Cl M2
4.081%, SOFR30A + 1.800%, 11/25/2041(B)(C)	1,042	934
FHLMC STACR Debt Notes, Ser 2022-DNA5, Cl M1A
5.133%, SOFR30A + 2.950%, 06/25/2042(B)(C)	840	840
FHLMC STACR REMIC Trust, Ser 2020-DNA1, Cl M2
4.784%, ICE LIBOR USD 1 Month + 1.700%, 01/25/2050(B)(C)	141	139
FHLMC STACR REMIC Trust, Ser 2020-DNA5, Cl M2
5.081%, SOFR30A + 2.800%, 10/25/2050(B)(C)	321	321
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl M2
3.931%, SOFR30A + 1.650%, 01/25/2034(B)(C)	259	252
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
3.781%, SOFR30A + 1.500%, 10/25/2041(B)(C)	1,079	979
FHLMC STACR REMIC Trust, Ser 2021-HQA4, Cl M2
4.631%, SOFR30A + 2.350%, 12/25/2041(B)(C)	668	568

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1A
3.281%, SOFR30A + 1.000%, 01/25/2042(B)(C)	$505	$491
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1B
4.131%, SOFR30A + 1.850%, 01/25/2042(B)(C)	542	492
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
4.481%, SOFR30A + 2.200%, 05/25/2042(B)(C)	685	679
FHLMC STACR REMIC Trust, Ser 2022-DNA6, Cl M1A
4.435%, SOFR30A + 2.150%, 09/25/2042(B)(C)	479	476
FHLMC STACR REMIC Trust, Ser 2022-DNA7, Cl M1A
4.876%, SOFR30A + 2.500%, 09/25/2042(B)(C)	1,246	1,247
FHLMC STACR Trust, Ser 2019-DNA3, Cl M2
5.134%, ICE LIBOR USD 1 Month + 2.050%, 07/25/2049(B)(C)	34	33
FHLMC STACR Trust, Ser 2019-DNA4, Cl M2
5.034%, ICE LIBOR USD 1 Month + 1.950%, 10/25/2049(B)(C)	57	57
FHLMC STACR Trust, Ser 2019-FTR2, Cl M2
5.234%, ICE LIBOR USD 1 Month + 2.150%, 11/25/2048(B)(C)	363	342
FHLMC STACR Trust, Ser 2019-HQA3, Cl M2
4.934%, ICE LIBOR USD 1 Month + 1.850%, 09/25/2049(B)(C)	310	304
FNMA
3.000%, 02/01/2052	2,291	2,007
FNMA CMO, Ser 2011-131, Cl ST, IO
3.456%, 12/25/2041(B)	588	69
FNMA CMO, Ser 2014-17, Cl SA, IO
2.966%, 04/25/2044(B)	1,500	166
FNMA CMO, Ser 2014-78, Cl SE, IO
3.016%, 12/25/2044(B)	902	88
FNMA CMO, Ser 2016-77, Cl DS, IO
2.916%, 10/25/2046(B)	859	85
FNMA CMO, Ser 2017-62, Cl AS, IO
3.066%, 08/25/2047(B)	972	110
FNMA CMO, Ser 2017-81, Cl SA, IO
3.116%, 10/25/2047(B)	1,150	126
FNMA CMO, Ser 2017-97, Cl LS, IO
3.116%, 12/25/2047(B)	1,381	152
FNMA CMO, Ser 2020-89, Cl KI, IO
4.000%, 12/25/2050	3,441	651

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
4.844%, ICE LIBOR USD 1 Month + 2.400%, 04/25/2031(B)(C)	$42	$42
FNMA Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
4.744%, ICE LIBOR USD 1 Month + 2.300%, 08/25/2031(B)(C)	18	18
FNMA Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1M2
4.594%, ICE LIBOR USD 1 Month + 2.150%, 09/25/2031(B)(C)	11	10
FNMA Connecticut Avenue Securities Trust, Ser 2019-R06, Cl 2M2
5.184%, ICE LIBOR USD 1 Month + 2.100%, 09/25/2039(B)(C)	14	14
FNMA Connecticut Avenue Securities Trust, Ser 2019-R07, Cl 1M2
5.184%, ICE LIBOR USD 1 Month + 2.100%, 10/25/2039(B)(C)	75	74
FNMA Connecticut Avenue Securities Trust, Ser 2020-R02, Cl 2M2
5.084%, ICE LIBOR USD 1 Month + 2.000%, 01/25/2040(B)(C)	145	142
FNMA Connecticut Avenue Securities Trust, Ser 2021-R03, Cl 1M2
3.931%, SOFR30A + 1.650%, 12/25/2041(B)(C)	319	291
FNMA Connecticut Avenue Securities Trust, Ser 2022-R01, Cl 1M2
4.181%, SOFR30A + 1.900%, 12/25/2041(B)(C)	1,023	932
FNMA Connecticut Avenue Securities Trust, Ser 2022-R03, Cl 1M2
5.781%, SOFR30A + 3.500%, 03/25/2042(B)(C)	838	796
FNMA Connecticut Avenue Securities Trust, Ser 2022-R04, Cl 1M2
5.381%, SOFR30A + 3.100%, 03/25/2042(B)(C)	211	198
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
7.084%, ICE LIBOR USD 1 Month + 4.000%, 05/25/2025(B)	153	156
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
8.084%, ICE LIBOR USD 1 Month + 5.000%, 07/25/2025(B)	151	154
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
8.144%, ICE LIBOR USD 1 Month + 5.700%, 04/25/2028(B)	104	108

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2017-C04, Cl 2M2
5.294%, ICE LIBOR USD 1 Month + 2.850%, 11/25/2029(B)	$473	$476
FNMA Connecticut Avenue Securities, Ser 2021-R02, Cl 2M2
4.281%, SOFR30A + 2.000%, 11/25/2041(B)(C)	469	419
FNMA TBA
3.000%, 10/15/2052	6,428	5,593
2.500%, 10/01/2042	7,470	6,266
GNMA CMO, Ser 2017-122, Cl SA, IO
3.186%, 08/20/2047(B)	701	80
GNMA CMO, Ser 2017-134, Cl SE, IO
3.186%, 09/20/2047(B)	587	56
		28,167
Non-Agency Mortgage-Backed Obligations — 1.8%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	47	34
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 08/25/2036	245	141
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	186	106
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	106	77
AREIT Trust, Ser 2022-CRE6, Cl A
3.534%, SOFR30A + 1.250%, 01/16/2037(B)(C)	1,359	1,300
Ashford Hospitality Trust, Ser 2018-KEYS, Cl A
3.818%, ICE LIBOR USD 1 Month + 1.000%, 06/15/2035(B)(C)	526	509
BAMLL Commercial Mortgage Securities Trust, Ser 2013-WBRK, Cl D
3.652%, 03/10/2037(B)(C)	365	310
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
3.818%, ICE LIBOR USD 1 Month + 1.000%, 11/15/2033(B)(C)	1,610	1,517
BBCMS Mortgage Trust, Ser 2020-BID, Cl A
4.958%, ICE LIBOR USD 1 Month + 2.140%, 10/15/2037(B)(C)	779	767
Bellemeade Re, Ser 2019-1A, Cl M1B
4.834%, ICE LIBOR USD 1 Month + 1.750%, 03/25/2029(B)(C)	83	83
Bellemeade Re, Ser 2019-3A, Cl M1C
5.034%, ICE LIBOR USD 1 Month + 1.950%, 07/25/2029(B)(C)	340	336

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re, Ser 2019-3A, Cl M1B
4.684%, ICE LIBOR USD 1 Month + 1.600%, 07/25/2029(B)(C)	$97	$97
Bellemeade Re, Ser 2019-4A, Cl M1B
5.084%, ICE LIBOR USD 1 Month + 2.000%, 10/25/2029(B)(C)	3	3
Bellemeade Re, Ser 2021-1A, Cl M1C
5.231%, SOFR30A + 2.950%, 03/25/2031(B)(C)	437	422
Bellemeade Re, Ser 2021-2A, Cl M1B
3.781%, SOFR30A + 1.500%, 06/25/2031(B)(C)	704	681
Bellemeade Re, Ser 2022-2, Cl M1A
6.285%, SOFR30A + 4.000%, 09/27/2032(B)(C)	978	978
BFLD Trust, Ser 2021-FPM, Cl A
4.418%, ICE LIBOR USD 1 Month + 1.600%, 06/15/2038(B)(C)	1,189	1,147
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl E
4.968%, ICE LIBOR USD 1 Month + 2.150%, 04/15/2034(B)(C)	656	618
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl D
4.718%, ICE LIBOR USD 1 Month + 1.900%, 04/15/2034(B)(C)	162	154
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	88	43
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036	122	60
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	60	28
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.563%, 04/10/2046(B)(C)	343	325
CLNY Trust, Ser 2019-IKPR, Cl D
4.843%, ICE LIBOR USD 1 Month + 2.025%, 11/15/2038(B)(C)	680	634
COMM Mortgage Trust, Ser 2010-C1, Cl D
5.985%, 07/10/2046(B)(C)	696	679
Commercial Mortgage Pass-Through Certificates, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035(C)	32	32
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
3.464%, ICE LIBOR USD 1 Month + 0.380%, 12/25/2036(B)	340	126
Eagle RE, Ser 2020-1, Cl M1A
3.984%, ICE LIBOR USD 1 Month + 0.900%, 01/25/2030(B)(C)	0	1

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2011-GC5, Cl D
5.302%, 08/10/2044(B)(C)	$13	$5
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.225%, 01/10/2047(B)(C)	271	112
GS Mortgage Securities Trust, Ser 2021-1, Cl A-1
2.638%, 08/17/2026	26	24
2.435%, 08/17/2026	769	725
1.433%, 08/17/2026	298	276
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
3.584%, ICE LIBOR USD 1 Month + 0.500%, 03/25/2035(B)	61	51
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.957%, 09/15/2047(B)	16,136	183
JPMorgan Chase Bank, Ser 2019-CL1, Cl M3
5.184%, ICE LIBOR USD 1 Month + 2.100%, 04/25/2047(B)(C)	96	91
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039(B)	125	55
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(C)	283	281
Natixis Commercial Mortgage Securities Trust, Ser 2019-MILE, Cl A
4.318%, ICE LIBOR USD 1 Month + 1.500%, 07/15/2036(B)(C)	313	308
PMT Credit Risk Transfer Trust, Ser 2019-2R, Cl A
5.243%, ICE LIBOR USD 1 Month + 2.750%, 05/27/2023(B)(C)	299	287
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
5.193%, ICE LIBOR USD 1 Month + 2.700%, 10/27/2022(B)(C)	35	34
PMT Credit Risk Transfer Trust, Ser 2020-1R, Cl A
4.843%, ICE LIBOR USD 1 Month + 2.350%, 02/27/2023(B)(C)	120	114
Radnor RE, Ser 2019-1, Cl M1B
5.034%, ICE LIBOR USD 1 Month + 1.950%, 02/25/2029(B)(C)	423	418
Radnor RE, Ser 2019-2, Cl M1B
4.834%, ICE LIBOR USD 1 Month + 1.750%, 06/25/2029(B)(C)	80	80
Radnor RE, Ser 2020-1, Cl M1A
4.034%, ICE LIBOR USD 1 Month + 0.950%, 01/25/2030(B)(C)	113	113

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.531%, 11/15/2049(B)	$925	$824
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
8.584%, ICE LIBOR USD 1 Month + 5.500%, 11/25/2025(B)(C)	37	29
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
8.334%, ICE LIBOR USD 1 Month + 5.250%, 11/25/2025(B)(C)	156	119
		15,337
Total Mortgage-Backed Securities
(Cost $46,825) ($ Thousands)		43,504

ASSET-BACKED SECURITIES — 3.7%
Automotive — 1.4%
ACM Auto Trust, Ser 2022-1A, Cl A
3.230%, 04/20/2029(C)	667	665
Avis Budget Rental Car Funding AESOP, Ser 2018-1A, Cl A
3.700%, 09/20/2024(C)	930	922
Avis Budget Rental Car Funding AESOP, Ser 2018-2A, Cl A
4.000%, 03/20/2025(C)	1,080	1,061
Avis Budget Rental Car Funding AESOP, Ser 2022-2A, Cl D
4.560%, 03/20/2024(C)	937	933
Carvana Auto Receivables Trust, Ser 2021-N3, Cl C
1.020%, 06/12/2028	358	344
Carvana Auto Receivables Trust, Ser 2021-N4, Cl D
2.300%, 09/11/2028	347	319
Carvana Auto Receivables Trust, Ser 2021-P4, Cl D
2.610%, 09/11/2028	441	362
CPS Auto Receivables Trust, Ser 2022-A, Cl C
2.170%, 04/16/2029(C)	611	566
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026(C)	233	221
Ford Credit Auto Owner Trust, Ser 2021-1, Cl D
2.310%, 10/17/2033(C)	605	521
Hertz Vehicle Financing III, Ser 2022-1A, Cl C
2.630%, 06/25/2026(C)	620	554

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
LAD Auto Receivables Trust, Ser 2021-1A, Cl A
1.300%, 08/17/2026(C)	$373	$360
LAD Auto Receivables Trust, Ser 2022-1A, Cl A
5.210%, 06/15/2027(C)	795	785
Research-Driven Pagaya Motor Asset Trust VII, Ser 2022-3A, Cl A
5.380%, 11/25/2030(C)	852	841
Santander Bank Auto Credit-Linked Notes, Ser 2022-A, Cl B
5.281%, 05/15/2032(C)	901	885
Santander Bank Auto Credit-Linked Notes, Ser 2022-B, Cl B
5.721%, 08/16/2032(C)	910	911
Santander Consumer Auto Receivables Trust, Ser 2021-CA, Cl B
1.440%, 04/17/2028(C)	57	56
United Auto Credit Securitization Trust, Ser 2022-2, Cl A
4.390%, 04/10/2025(C)	779	775
		11,081
Credit Cards — 0.2%
Brex Commercial Charge Card Master Trust, Ser 2021-1, Cl A
2.090%, 07/15/2024(C)	437	429
Brex Commercial Charge Card Master Trust, Ser 2022-1, Cl A
4.630%, 07/15/2025(C)	1,010	978
Mission Lane Credit Card Master Trust, Ser 2021-A, Cl B
2.240%, 09/15/2026(C)	175	169
		1,576
Other Asset-Backed Securities — 2.1%
AB Issuer, Ser 2021-1, Cl A2
3.734%, 07/30/2051(C)	834	684
Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025(C)	170	165
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026(C)	188	181
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027(C)	520	507
AGL CLO 12, Ser 2021-12A, Cl A1
3.870%, ICE LIBOR USD 3 Month + 1.160%, 07/20/2034(B)(C)	970	932

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Amur Equipment Finance Receivables XI, Ser 2022-2A, Cl A2
5.300%, 06/21/2028(C)	$351	$349
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl B
2.080%, 02/15/2027(C)	185	173
Balboa Bay Loan Funding, Ser 2021-1A, Cl A
3.910%, ICE LIBOR USD 3 Month + 1.200%, 07/20/2034(B)(C)	589	566
Ballyrock CLO 15, Ser 2021-1A, Cl C
5.612%, ICE LIBOR USD 3 Month + 3.100%, 04/15/2034(B)(C)	600	528
Ballyrock CLO 16, Ser 2021-16A, Cl A1
3.840%, ICE LIBOR USD 3 Month + 1.130%, 07/20/2034(B)(C)	1,222	1,168
Cajun Global, Ser 2021-1, Cl A2
3.931%, 11/20/2051(C)	183	156
College Ave Student Loans, Ser 2021-C, Cl B
2.720%, 07/26/2055(C)	232	196
Conn's Receivables Funding, Ser 2021-A, Cl A
1.050%, 05/15/2026(C)	232	232
Diamond Issuer, Ser 2021-1A, Cl A
2.305%, 11/20/2051(C)	839	709
Domino's Pizza Master Issuer, Ser 2021-1A, Cl A2I
2.662%, 04/25/2051(C)	458	377
Dryden 78 CLO, Ser 2020-78A, Cl C
4.690%, ICE LIBOR USD 3 Month + 1.950%, 04/17/2033(B)(C)	620	558
Dryden 78 CLO, Ser 2020-78A, Cl D
5.740%, ICE LIBOR USD 3 Month + 3.000%, 04/17/2033(B)(C)	320	279
Elevation CLO, Ser 2020-11A, Cl C
4.712%, ICE LIBOR USD 3 Month + 2.200%, 04/15/2033(B)(C)	550	496
Elmwood CLO IX, Ser 2021-2A, Cl D
5.660%, ICE LIBOR USD 3 Month + 2.950%, 07/20/2034(B)(C)	583	501
Flatiron CLO 21, Ser 2021-1A, Cl D
5.638%, ICE LIBOR USD 3 Month + 2.900%, 07/19/2034(B)(C)	620	535
GCI Funding I, Ser 2021-1, Cl A
2.380%, 06/18/2046(C)	292	249
Goldentree Loan Management US CLO 7, Ser 2021-7A, Cl AR
3.780%, ICE LIBOR USD 3 Month + 1.070%, 04/20/2034(B)(C)	651	620
Hardee's Funding, Ser 2018-1A, Cl A23
5.710%, 06/20/2048(C)	384	351
Hardee's Funding, Ser 2020-1A, Cl A2
3.981%, 12/20/2050(C)	267	229

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
HFX, Ser 2017-1A
3.647%, 03/15/2035	830	$762
Magnetite XXVI, Ser 2021-26A, Cl A1R
3.903%, ICE LIBOR USD 3 Month + 1.120%, 07/25/2034(B)(C)	1,127	1,081
MVW, Ser 2021-2A, Cl B
1.830%, 05/20/2039(C)	381	340
Neighborly Issuer, Ser 2021-1A, Cl A2
3.584%, 04/30/2051(C)	325	269
Nelnet Student Loan Trust, Ser 2021-DA, Cl AFX
1.630%, 04/20/2062(C)	242	219
Neuberger Berman Loan Advisers CLO 42, Ser 2021-42A, Cl A
3.840%, ICE LIBOR USD 3 Month + 1.100%, 07/16/2035(B)(C)	1,141	1,091
Neuberger Berman Loan Advisers CLO 43, Ser 2021-43A, Cl A
3.870%, ICE LIBOR USD 3 Month + 1.130%, 07/17/2035(B)(C)	690	660
OCP CLO, Ser 2021-18A, Cl AR
3.800%, ICE LIBOR USD 3 Month + 1.090%, 07/20/2032(B)(C)	849	821
Octane Receivables Trust, Ser 2021-2A, Cl B
2.020%, 09/20/2028(C)	636	568
Rad CLO 7, Ser 2020-7A, Cl C
4.740%, ICE LIBOR USD 3 Month + 2.000%, 04/17/2033(B)(C)	280	254
SMB Private Education Loan Trust, Ser 2021-E, Cl A1A
1.680%, 02/15/2051(C)	546	488
Upstart Securitization Trust, Ser 2020-3, Cl A
1.702%, 11/20/2030(C)	15	15
Upstart Securitization Trust, Ser 2021-3, Cl B
1.660%, 07/20/2031(C)	530	488
Voya CLO, Ser 2020-1A, Cl DR
5.362%, ICE LIBOR USD 3 Month + 2.850%, 04/15/2031(B)(C)	250	215
		18,012
Total Asset-Backed Securities
(Cost $32,906) ($ Thousands)		30,669

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.2%
FFCB
3.788%, US Treasury 3 Month Bill Money Market Yield + 0.420%, 11/07/2022(B)	$1,200	$1,201
3.420%, U.S. SOFR + 0.380%, 05/08/2023(B)	7,900	7,916
3.350%, U.S. SOFR + 0.310%, 11/07/2022(B)	2,500	2,501
3.175%, U.S. SOFR + 0.135%, 11/06/2023(B)	2,000	2,002
3.100%, U.S. SOFR + 0.060%, 01/13/2023(B)	1,400	1,400
3.080%, U.S. SOFR + 0.040%, 05/15/2024(B)	300	300
3.065%, U.S. SOFR + 0.025%, 09/27/2023(B)	600	600
0.300%, 09/01/2023	300	289
FHLB^
0.620%, 02/26/2026	200	175
FHLMC
4.200%, 08/28/2025	700	692
0.400%, 05/24/2024	400	375
0.375%, 05/05/2023	1,000	978
0.375%, 07/21/2025	1,400	1,256
FNMA
3.875%, 08/28/2024	800	793
0.625%, 04/22/2025	1,300	1,185
0.500%, 06/17/2025	1,500	1,356
0.375%, 06/14/2024	700	652
0.250%, 05/22/2023	1,500	1,464
0.250%, 07/10/2023	1,100	1,067
0.250%, 11/27/2023	100	95
Total U.S. Government Agency Obligations
(Cost $26,895) ($ Thousands)		26,297

MUNICIPAL BONDS — 0.1%
New York — 0.1%
City of New York, Ser D, GO
1.923%, 08/01/2031	535	411
Port Authority of New York & New Jersey, Ser AAA, RB
1.086%, 07/01/2023	515	502
		913

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
West Virginia — 0.0%
Tobacco Settlement Finance Authority, RB
3.000%, 06/01/2035	$222	$211
Total Municipal Bonds
(Cost $1,273) ($ Thousands)		1,124

SOVEREIGN DEBT — 0.1%
Colombia Government International Bond
3.125%, 04/15/2031	$225	156
Dominican Republic International Bond
4.875%, 09/23/2032(C)	923	694
Egypt Government International Bond MTN
5.875%, 02/16/2031(C)	436	253
Total Sovereign Debt
(Cost $1,581) ($ Thousands)		1,103
	Shares
FOREIGN COMMON STOCK — 0.1%
Cameroon — 0.0%
Golar LNG Ltd *	3,370	84

Canada — 0.1%
AbCellera Biologics Inc *	5,102	51
Brookfield Infrastructure Corp, Cl A	972	40
SunOpta *	6,200	56
		147
Chile — 0.0%
Liberty Latin America Ltd, Cl C *	2,500	15

Ghana — 0.0%
Kosmos Energy Ltd *	17,369	90

Monaco — 0.0%
Scorpio Tankers Inc	1,362	57

Norway — 0.0%
FLEX LNG	1,963	62
Total Foreign Common Stock
(Cost $301) ($ Thousands)		455

Description		Market Value ($ Thousands)
PURCHASED OPTIONS — 0.1%
Total Purchased Options
(Cost $547) ($ Thousands)		$549
Total Investments in Securities — 110.8%
(Cost $890,786) ($ Thousands)		$906,758
	Shares
COMMON STOCK SOLD SHORT— (12.5)%
Communication Services — (0.5)%
Altice USA Inc, Cl A *	(5,500)	(32)
Cable One Inc	(93)	(79)
Charter Communications Inc, Cl A *	(1,765)	(535)
Comcast Corp, Cl A	(68,962)	(2,023)
DISH Network Corp, Cl A *	(4,079)	(56)
Fox Corp, Cl A	(5,233)	(161)
Fox Corp, Cl B	(967)	(28)
Interpublic Group of Cos Inc/The	(3,486)	(89)
John Wiley & Sons Inc, Cl A	(190)	(7)
Liberty Broadband Corp, Cl A *	(500)	(37)
Liberty Broadband Corp, Cl C *	(2,049)	(151)
Liberty Media Corp-Liberty SiriusXM *	(4,160)	(158)
New York Times Co/The, Cl A	(2,458)	(71)
News Corp, Cl A	(2,410)	(36)
Nexstar Media Group Inc, Cl A	(441)	(74)
Omnicom Group Inc	(2,087)	(132)
Paramount Global, Cl B	(8,280)	(158)
TEGNA Inc	(2,770)	(57)
		(3,884)
Consumer Discretionary — (8.6)%
Academy Sports & Outdoors Inc	(1,287)	(54)
Acushnet Holdings Corp	(1,967)	(86)
Adient PLC *	(5,989)	(166)
ADT Inc	(963)	(7)
Advance Auto Parts Inc	(816)	(128)
Airbnb Inc, Cl A *	(9,037)	(949)
Amazon.com Inc, Cl A *	(52,660)	(5,951)
American Axle & Manufacturing Holdings Inc *	(5,039)	(34)
American Eagle Outfitters Inc	(4,800)	(47)
Aptiv PLC *	(16,152)	(1,263)
Aramark	(4,866)	(152)
Asbury Automotive Group Inc *	(297)	(45)
AutoNation Inc *	(495)	(50)
AutoZone Inc *	(235)	(503)
Bath & Body Works Inc	(2,832)	(92)
Best Buy Co Inc	(2,854)	(181)
Bloomin' Brands Inc	(2,177)	(40)
Booking Holdings Inc *	(946)	(1,554)
Boot Barn Holdings Inc *	(594)	(35)
BorgWarner Inc	(15,079)	(473)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Boyd Gaming Corp	(1,752)	$(83)
Bright Horizons Family Solutions Inc *	(1,269)	(73)
Brunswick Corp/DE	(3,122)	(204)
Burlington Stores Inc *	(648)	(73)
Caesars Entertainment Inc *	(4,502)	(145)
Canoo *	(8,500)	(16)
Capri Holdings Ltd *	(7,334)	(282)
CarMax Inc *	(1,781)	(118)
Carnival Corp *	(19,028)	(134)
Carter's Inc	(1,721)	(113)
Carvana Co, Cl A *	(412)	(8)
Cavco Industries Inc *	(451)	(93)
Century Communities Inc	(1,228)	(53)
Cheesecake Factory Inc/The	(1,800)	(53)
Chegg Inc *	(2,770)	(58)
Chipotle Mexican Grill Inc, Cl A *	(680)	(1,022)
Choice Hotels International Inc	(993)	(109)
Churchill Downs Inc	(984)	(181)
Columbia Sportswear Co	(2,066)	(139)
Cracker Barrel Old Country Store Inc	(500)	(46)
Crocs Inc *	(2,962)	(203)
Dana Inc	(8,738)	(100)
Darden Restaurants Inc	(2,910)	(368)
Dave & Buster's Entertainment Inc *	(1,100)	(34)
Deckers Outdoor Corp *	(1,333)	(417)
Dick's Sporting Goods Inc	(594)	(62)
Dollar General Corp	(2,538)	(609)
Dollar Tree Inc *	(2,419)	(329)
Domino's Pizza Inc	(844)	(262)
DoorDash Inc, Cl A *	(2,948)	(146)
Dorman Products Inc *	(1,815)	(149)
DR Horton Inc	(15,405)	(1,038)
DraftKings Inc, Cl A *	(9,240)	(140)
Duolingo, Cl A *	(193)	(18)
eBay Inc	(4,920)	(181)
Ethan Allen Interiors Inc	(2,300)	(49)
Etsy Inc *	(1,074)	(108)
Everi Holdings Inc *	(2,000)	(32)
Expedia Group Inc *	(3,605)	(338)
Fisker *	(5,542)	(42)
Five Below Inc *	(392)	(54)
Floor & Decor Holdings Inc, Cl A *	(1,179)	(83)
Foot Locker Inc, Cl A	(1,300)	(40)
Ford Motor Co	(235,571)	(2,638)
Fox Factory Holding Corp *	(2,272)	(180)
Frontdoor Inc *	(1,463)	(30)
GameStop Corp, Cl A *	(1,574)	(40)
Garmin Ltd	(7,277)	(584)
General Motors Co	(88,325)	(2,834)
Gentex Corp	(13,496)	(322)
Gentherm Inc *	(1,655)	(82)
Genuine Parts Co	(1,896)	(283)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
G-III Apparel Group Ltd *	(2,800)	$(42)
Goodyear Tire & Rubber Co/The *	(17,138)	(173)
GoPro Inc, Cl A *	(5,900)	(29)
Graham Holdings Co, Cl B	(198)	(107)
Grand Canyon Education Inc *	(549)	(45)
Group 1 Automotive Inc	(297)	(42)
H&R Block Inc	(3,165)	(135)
Hanesbrands Inc	(14,582)	(101)
Harley-Davidson Inc, Cl A	(7,728)	(270)
Hasbro Inc	(5,811)	(392)
Helen of Troy Ltd *	(750)	(72)
Hilton Grand Vacations Inc *	(172)	(6)
Hilton Worldwide Holdings Inc	(6,493)	(783)
Holley *	(5,245)	(21)
Home Depot Inc/The	(12,266)	(3,385)
Hyatt Hotels Corp, Cl A *	(885)	(72)
Installed Building Products Inc	(1,059)	(86)
International Game Technology PLC	(1,900)	(30)
iRobot *	(924)	(52)
Jack in the Box Inc	(613)	(45)
KB Home	(2,870)	(74)
Kohl's Corp	(1,484)	(37)
Kontoor Brands Inc	(2,345)	(79)
Las Vegas Sands Corp *	(8,021)	(301)
La-Z-Boy Inc, Cl Z	(1,758)	(40)
LCI Industries	(1,581)	(160)
Lear Corp	(3,393)	(406)
Leggett & Platt Inc	(6,955)	(231)
Lennar Corp, Cl A	(12,305)	(917)
Lennar Corp, Cl B	(693)	(41)
LGI Homes Inc *	(754)	(61)
Light & Wonder Inc, Cl A *	(3,019)	(129)
Lithia Motors Inc, Cl A	(393)	(84)
LKQ Corp	(3,034)	(143)
Lowe's Cos Inc	(7,855)	(1,475)
Lucid Group Inc *	(29,800)	(416)
Lululemon Athletica Inc *	(4,997)	(1,397)
Luminar Technologies, Cl A *	(14,349)	(105)
M/I Homes Inc *	(1,906)	(69)
Macy's Inc	(5,015)	(79)
Malibu Boats Inc, Cl A *	(1,377)	(66)
Marriott International Inc/MD, Cl A	(7,021)	(984)
Marriott Vacations Worldwide Corp	(1,151)	(140)
Mattel Inc *	(16,191)	(307)
McDonald's Corp	(17,783)	(4,103)
MDC Holdings Inc	(2,346)	(64)
Meritage Homes Corp *	(1,374)	(97)
MGM Resorts International	(7,734)	(230)
Mohawk Industries Inc *	(2,522)	(230)
Movado Group Inc	(1,700)	(48)
Murphy USA Inc	(95)	(26)
Newell Brands Inc, Cl B	(15,051)	(209)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
NIKE Inc, Cl B	(56,270)	$(4,677)
Norwegian Cruise Line Holdings Ltd *	(7,008)	(80)
NVR Inc *	(139)	(554)
O'Reilly Automotive Inc *	(719)	(506)
Oxford Industries Inc, Cl A	(495)	(44)
Papa John's International Inc, Cl A	(533)	(37)
Patrick Industries Inc	(990)	(43)
Peloton Interactive Inc, Cl A *	(8,332)	(58)
Penn EntertainmentInc *	(4,869)	(134)
Penske Automotive Group Inc, Cl A	(190)	(19)
Planet Fitness Inc, Cl A *	(1,468)	(85)
Polaris Inc	(2,669)	(255)
Pool Corp	(512)	(163)
PulteGroup Inc	(10,456)	(392)
PVH Corp	(2,904)	(130)
QuantumScape Corp, Cl A *	(15,139)	(127)
Ralph Lauren Corp, Cl A	(2,213)	(188)
Red Rock Resorts Inc, Cl A	(1,188)	(41)
RH *	(158)	(39)
Rivian Automotive Inc, Cl A *	(10,108)	(333)
Ross Stores Inc	(4,089)	(345)
Royal Caribbean Cruises Ltd *	(5,369)	(203)
SeaWorld Entertainment Inc *	(891)	(41)
Service Corp International/US	(2,058)	(119)
Shake Shack Inc, Cl A *	(1,100)	(49)
Signet Jewelers Ltd	(693)	(40)
Skechers USA Inc, Cl A *	(6,301)	(200)
Skyline Champion Corp *	(2,010)	(106)
Smith & Wesson Brands Inc	(4,100)	(43)
Sonos Inc *	(5,181)	(72)
Standard Motor Products Inc	(1,183)	(38)
Starbucks Corp	(27,424)	(2,311)
Steven Madden Ltd	(3,637)	(97)
Stoneridge Inc *	(1,630)	(28)
Strategic Education Inc	(100)	(6)
Stride Inc *	(100)	(4)
Sturm Ruger & Co Inc	(191)	(10)
Tapestry Inc	(12,617)	(359)
Target Corp, Cl A	(5,230)	(776)
Taylor Morrison Home Corp, Cl A *	(5,250)	(122)
Tempur Sealy International Inc	(8,007)	(193)
Tenneco Inc, Cl A *	(5,936)	(103)
Terminix Global Holdings Inc *	(2,599)	(100)
Tesla Inc *	(24,659)	(6,541)
Texas Roadhouse Inc, Cl A	(1,796)	(157)
Thor Industries Inc	(3,261)	(228)
TJX Cos Inc/The	(15,024)	(933)
Toll Brothers Inc	(5,049)	(212)
TopBuild Corp *	(1,355)	(223)
Topgolf Callaway Brands Corp *	(5,635)	(109)
Tractor Supply Co	(1,296)	(241)
Tri Pointe Homes Inc *	(3,726)	(56)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Ulta Beauty Inc *	(477)	$(191)
Under Armour Inc, Cl A *	(7,830)	(52)
Under Armour Inc, Cl C *	(6,936)	(41)
Vail Resorts Inc	(1,128)	(243)
VF Corp	(15,265)	(457)
Vista Outdoor Inc *	(2,300)	(56)
Visteon Corp *	(1,690)	(179)
Vizio Holding, Cl A *	(5,100)	(45)
Wayfair Inc, Cl A *	(576)	(19)
Wendy's Co/The	(3,860)	(72)
Whirlpool Corp	(2,424)	(327)
Williams-Sonoma Inc	(710)	(84)
Wingstop Inc, Cl A	(589)	(74)
Winnebago Industries	(1,862)	(99)
Wolverine World Wide Inc	(4,665)	(72)
Wyndham Hotels & Resorts Inc	(1,458)	(89)
Wynn Resorts Ltd *	(2,899)	(183)
XPEL Inc *	(971)	(63)
YETI Holdings Inc *	(4,000)	(114)
Yum! Brands Inc	(6,875)	(731)
		(70,405)
Information Technology — (2.2)%
Advanced Micro Devices Inc *	(9,703)	(615)
Amphenol Corp, Cl A	(3,313)	(222)
Analog Devices Inc	(3,656)	(509)
Apple Inc	(42,733)	(5,906)
Applied Materials Inc	(5,036)	(413)
Arista Networks Inc *	(1,187)	(134)
Arrow Electronics Inc, Cl A *	(592)	(55)
Avnet Inc	(1,377)	(50)
Broadcom Inc	(2,201)	(977)
CDW Corp/DE	(694)	(108)
Ciena Corp *	(1,089)	(44)
Cirrus Logic Inc *	(1,000)	(69)
Cisco Systems Inc	(23,726)	(949)
Cognex Corp	(1,057)	(44)
Coherent Corp *	(747)	(26)
Corning Inc, Cl B	(3,836)	(111)
Dell Technologies Inc, Cl C	(1,400)	(48)
Enphase Energy Inc *	(817)	(227)
Entegris Inc	(1,194)	(99)
First Solar Inc *	(500)	(66)
Hewlett Packard Enterprise Co	(6,641)	(80)
HP Inc	(5,936)	(148)
Intel Corp	(26,803)	(691)
Jabil Inc	(722)	(42)
Juniper Networks Inc	(2,752)	(72)
Keysight Technologies Inc *	(537)	(84)
KLA Corp	(905)	(274)
Lam Research Corp	(914)	(335)
Lattice Semiconductor Corp *	(891)	(44)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Littelfuse Inc	(100)	$(20)
Lumentum Holdings Inc *	(495)	(34)
Marvell Technology Inc	(5,805)	(249)
Microchip Technology Inc	(3,033)	(185)
Micron Technology Inc	(6,430)	(322)
MKS Instruments Inc	(471)	(39)
Monolithic Power Systems Inc	(227)	(82)
Motorola Solutions Inc	(638)	(143)
National Instruments Corp	(100)	(4)
NetApp Inc	(938)	(58)
NVIDIA Corp	(14,547)	(1,766)
ON Semiconductor Corp *	(2,874)	(179)
Pure Storage Inc, Cl A *	(1,188)	(32)
Qorvo Inc *	(456)	(36)
QUALCOMM Inc	(6,698)	(757)
Rogers Corp *	(100)	(24)
Silicon Laboratories Inc *	(400)	(49)
Skyworks Solutions Inc	(1,189)	(101)
Synaptics Inc *	(297)	(29)
Teledyne Technologies Inc *	(98)	(33)
Teradyne Inc	(717)	(54)
Texas Instruments Inc	(5,309)	(822)
Trimble Inc *	(1,906)	(103)
Universal Display Corp	(495)	(47)
Western Digital Corp *	(1,658)	(54)
Wolfspeed Inc *	(593)	(61)
Zebra Technologies Corp, Cl A *	(257)	(67)
		(17,792)
Materials — (1.2)%
Air Products and Chemicals Inc	(2,767)	(644)
Albemarle Corp	(1,438)	(380)
Alcoa Corp	(1,753)	(59)
Amcor PLC	(17,383)	(187)
AptarGroup Inc	(885)	(84)
Arconic *	(1,781)	(30)
Ashland Inc	(185)	(18)
ATI Inc *	(386)	(10)
Avery Dennison Corp	(713)	(116)
Avient Corp	(1,287)	(39)
Axalta Coating Systems Ltd *	(2,484)	(52)
Ball Corp	(4,034)	(195)
Berry Global Group Inc *	(2,068)	(96)
Cabot Corp	(284)	(18)
Celanese Corp, Cl A	(1,349)	(122)
CF Industries Holdings Inc	(2,499)	(241)
Chemours Co/The	(2,262)	(56)
Cleveland-Cliffs Inc *	(7,594)	(102)
Commercial Metals Co, Cl A	(1,317)	(47)
Constellium, Cl A *	(2,968)	(30)
Corteva Inc	(8,090)	(462)
Crown Holdings Inc	(1,234)	(100)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Dow Inc	(8,930)	$(392)
DuPont de Nemours Inc	(6,581)	(332)
Eagle Materials Inc	(495)	(53)
Eastman Chemical Co	(1,467)	(104)
Ecolab Inc	(3,068)	(443)
Element Solutions Inc	(4,129)	(67)
FMC Corp	(1,399)	(148)
Freeport-McMoRan Inc, Cl B	(17,889)	(489)
Graphic Packaging Holding Co	(2,533)	(50)
HB Fuller Co	(990)	(59)
Hecla Mining Co	(10,392)	(41)
Huntsman Corp	(2,272)	(56)
Ingevity Corp *	(800)	(49)
International Flavors & Fragrances Inc	(2,454)	(223)
International Paper Co	(5,130)	(163)
Livent Corp *	(2,078)	(64)
Louisiana-Pacific Corp	(1,205)	(62)
LyondellBasell Industries NV, Cl A	(3,460)	(260)
Martin Marietta Materials Inc, Cl A	(658)	(212)
Minerals Technologies Inc	(990)	(49)
Mosaic Co/The	(5,157)	(249)
MP Materials Corp *	(400)	(11)
Newmont Corp	(9,549)	(401)
Nucor Corp	(3,508)	(375)
O-I Glass Inc, Cl I *	(554)	(7)
Olin Corp	(2,066)	(89)
Packaging Corp of America	(887)	(100)
PPG Industries Inc	(2,813)	(311)
Reliance Steel & Aluminum Co	(707)	(123)
Royal Gold Inc, Cl A	(795)	(75)
RPM International Inc	(1,492)	(124)
Scotts Miracle-Gro Co/The, Cl A	(594)	(25)
Sealed Air Corp	(1,625)	(72)
Sherwin-Williams Co/The, Cl A	(2,762)	(566)
Sonoco Products Co	(1,187)	(67)
Steel Dynamics Inc	(2,110)	(150)
Summit Materials Inc, Cl A *	(1,583)	(38)
Sylvamo Corp	(1,200)	(41)
Tronox Holdings	(2,473)	(30)
United States Steel Corp	(2,947)	(53)
Valvoline Inc	(1,781)	(45)
Vulcan Materials Co	(1,386)	(219)
Warrior Met Coal Inc	(1,700)	(48)
Westlake Corp	(594)	(52)
Westrock Co	(3,818)	(118)
		(9,793)
Total Common Stock Sold Short
(Proceeds $123,065) ($ Thousands)		(101,874)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK SOLD SHORT —(0.2)%
United Kingdom — (0.2)%
Linde PLC	(5,895)	$(1,589)
Total Foreign Common Stock Sold Short
(Proceeds $1,606) ($ Thousands)		(1,589)
Total Investments Sold Short — (12.7)%
(Proceeds $124,671) ($ Thousands)		$(103,463)
WRITTEN OPTIONS — (0.1)%
Total Written Options
(Premiums Received $566) ($ Thousands)		$(586)

A list of open exchange traded options contracts for the Fund at September 30, 2022, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Call Options
January 2023, Crude Oil Future	108	$9,180	$85.00	12/17/2022	$544
October 2022, Zinc LME Future	9	698	3,100.00	10/22/2022	5
Total Purchased Options		$9,878			$549
WRITTEN OPTIONS — 0.0%
Put Options
January 2023, Crude Oil Future	(18)	$(1,440)	80.00	12/17/22	$(163)
October 2022, Zinc LME Future	(9)	(698)	3,100.00	10/22/22	(23)
		$(2,138)			$(186)
Call Options
January 2023, Crude Oil Future	(108)	$(9,720)	90.00	12/17/22	$(400)
Total Written Options		$(11,858)			$(586)

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Brent Crude^	22	Apr-2023	$1,962	$1,732	$(230)
Brent Crude^	39	Dec-2022	3,619	3,257	(362)
Brent Crude^	13	Feb-2023	1,041	1,049	8
Brent Crude^	11	Feb-2023	1,093	888	(205)
Brent Crude^	11	Jun-2023	938	851	(87)
Coffee C^	1	Dec-2022	82	83	1
Coffee C^	8	May-2023	636	623	(13)
Coffee C^	8	Mar-2023	630	638	8
Coffee C^	13	Mar-2023	1,040	1,036	(3)
Copper^	11	Dec-2022	903	938	35
Copper^	12	May-2023	1,076	1,014	(62)
Copper^	12	Apr-2023	1,045	1,018	(27)
Corn^	45	May-2023	1,464	1,540	76

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Corn^	45	Mar-2023	$1,431	$1,539	$108
Corn^	12	Dec-2022	373	407	34
Cotton No. 2^	53	Dec-2022	2,734	2,262	(472)
Cotton No. 2^	30	Mar-2023	1,356	1,252	(104)
Cotton No. 2^	7	May-2023	343	287	(56)
Feeder Cattle^	10	Jan-2023	897	878	(19)
Gasoline^	22	Jan-2023	2,045	2,067	22
Gasoline^	16	Nov-2022	1,560	1,593	32
Gasoline^	3	Jan-2023	359	282	(77)
Gasoline^	3	Mar-2023	322	280	(42)
Gasoline^	5	Apr-2023	540	502	(38)
Gasoline^	8	Nov-2022	847	796	(51)
Gold^	10	Feb-2023	1,741	1,685	(56)
Gold^	21	Apr-2023	3,791	3,566	(225)
Gold^	10	Jul-2023	1,761	1,712	(49)
Gold^	13	Dec-2022	2,254	2,174	(80)
KC HRW Wheat^	23	Dec-2022	1,065	1,140	75
KC HRW Wheat^	11	May-2023	490	539	48
KC HRW Wheat^	55	Mar-2023	2,532	2,709	178
Lean Hogs^	12	Apr-2023	447	409	(38)
Lean Hogs^	5	Jun-2023	205	193	(12)
Lean Hogs^	13	Dec-2022	437	396	(41)
Lean Hogs^	6	Feb-2023	217	191	(26)
Live Cattle^	15	May-2023	940	926	(14)
Live Cattle^	8	Mar-2023	487	482	(5)
Live Cattle^	7	Dec-2022	411	412	1
Live Cattle^	8	Jul-2023	495	483	(12)
LME Lead^	30	Dec-2022	1,528	1,433	(96)
LME Lead^	20	Nov-2022	1,046	957	(89)
LME Nickel^	1	Nov-2022	156	126	(30)
LME Nickel^	3	Mar-2023	395	382	(13)
LME Nickel^	5	May-2023	687	642	(46)
LME Nickel^	12	Dec-2022	1,598	1,519	(80)
LME Nickel^	3	Jan-2023	469	380	(88)
LME Primary Aluminum^	14	May-2023	838	771	(68)
LME Primary Aluminum^	7	Mar-2023	416	382	(33)
LME Primary Aluminum^	7	Jan-2023	445	380	(65)
LME Primary Aluminum^	5	Nov-2022	318	269	(49)
LME Zinc^	21	Dec-2022	1,579	1,566	(13)
LME Zinc^	4	Jan-2023	314	296	(18)
LME Zinc^	4	Mar-2023	310	292	(18)
LME Zinc^	9	May-2023	724	646	(78)
LME Zinc^	8	Nov-2022	642	600	(42)
Low Sulphur Gasoil^	12	Nov-2022	1,143	1,130	(13)
Low Sulphur Gasoil^	10	May-2023	899	830	(69)
Low Sulphur Gasoil^	5	Mar-2023	471	428	(42)
Low Sulphur Gasoil^	5	Jan-2023	554	444	(110)
Low Sulphur Gasoil^	15	Dec-2022	1,319	1,353	35
Natural Gas^	39	Apr-2023	1,888	1,866	(22)
Natural Gas^	26	Dec-2022	1,918	1,884	(34)
Natural Gas^	106	Oct-2022	8,311	7,172	(1,139)
Natural Gas^	62	Feb-2023	3,732	3,737	5
NY Harbor ULSD^	3	Jan-2023	415	387	(28)
NY Harbor ULSD^	9	Dec-2022	1,167	1,182	15
NY Harbor ULSD^	3	Mar-2023	406	371	(35)
NY Harbor ULSD^	6	May-2023	759	708	(52)
NY Harbor ULSD^	5	Nov-2022	689	677	(13)
NYMEX Cocoa^	8	Dec-2022	186	188	3

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Palladium^	5	Dec-2022	$1,047	$1,091	$45
Platinum^	43	Jan-2023	1,876	1,847	(29)
Silver^	13	Apr-2023	1,204	1,247	43
Silver^	10	Apr-2023	964	959	(5)
Silver^	10	May-2023	1,008	965	(43)
Soybean^	54	Nov-2022	3,900	3,685	(215)
Soybean^	20	May-2023	1,437	1,391	(47)
Soybean^	10	Mar-2023	684	692	8
Soybean^	10	Jan-2023	710	688	(22)
Soybean Meal^	29	Mar-2023	1,182	1,152	(31)
Soybean Meal^	96	Dec-2022	3,887	3,869	(19)
Soybean Meal^	18	Dec-2022	698	725	27
Soybean Meal^	11	Mar-2023	434	437	3
Soybean Meal^	11	Jan-2023	441	441	–
Soybean Meal^	22	May-2023	881	869	(12)
Soybean Oil^	23	May-2023	873	820	(52)
Soybean Oil^	11	Mar-2023	375	397	22
Soybean Oil^	20	Jan-2023	772	731	(41)
Soybean Oil^	33	Dec-2022	1,282	1,219	(63)
Sugar No. 11^	254	Mar-2023	5,084	5,030	(54)
Sugar No. 11^	69	Apr-2023	1,351	1,309	(42)
Wheat^	18	May-2023	774	843	69
Wheat^	18	Mar-2023	761	839	78
Wheat^	30	Dec-2022	1,240	1,382	143
WTI Crude Oil^	26	Apr-2023	2,079	1,918	(161)
WTI Crude Oil^	13	Feb-2023	1,062	982	(80)
WTI Crude Oil^	13	Dec-2022	1,087	1,011	(77)
WTI Crude Oil^	17	Oct-2022	1,451	1,351	(99)
			119,475	114,717	(4,759)
Short Contracts
Coffee C^	(3)	Dec-2022	$(253)	$(249)	$3
Copper^	(20)	Dec-2022	(1,703)	(1,706)	(3)
Corn^	(7)	Dec-2022	(235)	(237)	(2)
Japanese 10-Year Bond	(15)	Dec-2022	(15,928)	(15,368)	40
Lean Hogs^	(60)	Feb-2023	(1,935)	(1,906)	29
Live Cattle^	(7)	Dec-2022	(424)	(412)	12
LME Primary Aluminum^	(52)	Dec-2022	(2,988)	(2,809)	179
Long Gilt 10-Year Bond^	(108)	Dec-2022	(11,346)	(11,622)	(142)
MSCI EAFE Index	(156)	Dec-2022	(14,425)	(12,953)	1,472
NYMEX Cocoa^	(66)	Dec-2022	(1,526)	(1,554)	(27)
S&P 500 Index E-MINI	(142)	Dec-2022	(28,565)	(25,571)	2,994
Silver^	(3)	Dec-2022	(287)	(286)	2
U.S. 2-Year Treasury Note	(140)	Jan-2023	(29,140)	(28,755)	386
U.S. 5-Year Treasury Note	(13)	Jan-2023	(1,449)	(1,398)	51
U.S. Ultra Long Treasury Bond	(38)	Dec-2022	(5,706)	(5,206)	500
Ultra 10-Year U.S. Treasury Note	(52)	Dec-2022	(6,411)	(6,161)	250
WTI Crude Oil^	(4)	Nov-2022	(310)	(315)	(5)
			(122,631)	(116,508)	5,739
			$(3,156)	$(1,791)	$980

A list of the open forward foreign currency contracts held by the Fund at September 30, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized (Depreciation) (Thousands)
Bank of America	12/08/22	EUR	3,163	USD	3,055	$(59)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Thousands)
Brown Brothers Harriman	11/09/22	USD	400	EUR	412	$4
						$(55)

A list of the open OTC swap agreements held by the Fund at September 30, 2022 is as follows:

Credit Default Swaps - Sell Protection
Counterparty	Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized (Depreciation) (Thousands)
Credit Suisse	CMBX.BBB.6	3.00%	Monthly	05/11/2063	$73	$(17)	$(8)	$(9)
Credit Suisse	CMBX.BBB.6	3.00%	Monthly	05/11/2063	2	(1)	—	(1)
Credit Suisse	CMBX.NA.BBB.6	3.00%	Monthly	12/31/2049	157	(37)	(10)	(27)
Citibank	CMBX.BBB.6	3.00%	Monthly	05/11/2063	14	(3)	(2)	(1)
Citibank	CMBX.BBB.6	3.00%	Monthly	05/11/2063	5	(1)	(1)	—
Citibank	CMBX.BBB.6	3.00%	Monthly	05/11/2063	22	(5)	(3)	(2)
Citibank	CMBX.BBB.6	3.00%	Monthly	05/11/2063	19	(5)	(2)	(3)
Citibank	CMBX.BBB.6	3.00%	Monthly	05/11/2063	23	(5)	(3)	(2)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	21	(5)	(3)	(2)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	3	(1)	—	(1)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	32	(7)	(3)	(4)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	46	(11)	(5)	(6)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	64	(15)	(7)	(8)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	64	(15)	(7)	(8)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	12	(3)	(1)	(2)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	15	(3)	(1)	(2)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	42	(10)	(5)	(5)
CGG	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	23	(5)	(3)	(2)
Deutsche Bank	CMBX.BBB.6	3.00%	Monthly	05/11/2063	23	(5)	(2)	(3)
Deutsche Bank	CMBX.BBB.6	3.00%	Monthly	05/11/2063	139	(32)	(16)	(16)
Deutsche Bank	CMBX.NA.BBB.6	3.00%	Monthly	12/31/2049	29	(7)	(1)	(6)
Deutsche Bank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	78	(18)	(8)	(10)
Deutsche Bank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	78	(18)	(8)	(10)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	12/31/2049	181	(42)	(11)	(31)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	12/31/2049	301	(70)	(20)	(50)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	134	(31)	(11)	(20)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	11	(3)	(1)	(2)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	154	(36)	(15)	(21)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	228	(53)	(29)	(24)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	45	(11)	(5)	(6)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	22	(5)	(2)	(3)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	22	(5)	(2)	(3)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	137	(32)	(21)	(11)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	191	(45)	(30)	(15)
JPMorgan Chase	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	34	(8)	(3)	(5)
JPMorgan Chase	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	32	(7)	(3)	(4)
JPMorgan Chase	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	139	(32)	(13)	(19)
JPMorgan Chase	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	348	(80)	(40)	(40)
JPMorgan Chase	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	121	(28)	(14)	(14)
						$(717)	$(319)	$(398)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	IBOXHY-TRS-652981	IBOXX USD LIQUID HY INDEX	3-MONTH USD LIBOR	Annually	03/20/2023	USD	4,300	$(175)	$–	$(175)
JPMorgan Chase	IBOXHY-TRS-633279	IBOXX USD LIQUID HY INDEX	3-MONTH USD LIBOR	Annually	12/20/2022	USD	16,070	707	–	707
Macquarie Bank Limited^	BCOMTR_	US T-BILL HIGH DISCOUNT RATE + 9 BPS	INDEX RETURN	Monthly	10/14/2022	USD	5,438	(391)	–	(391)
Merrill Lynch^	BCOMF2T	US T-BILL HIGH DISCOUNT RATE + 12 BPS	INDEX RETURN	Monthly	10/13/2022	USD	3,875	(268)	–	(268)
Merrill Lynch^	BCOMTR_	US T-BILL HIGH DISCOUNT RATE + 11 BPS	INDEX RETURN	Monthly	10/13/2022	USD	19,943	(1,432)	–	(1,432)
Societe Generale^	BCOMF2T	US T-BILL HIGH DISCOUNT RATE + 14 BPS	INDEX RETURN	Monthly	10/15/2022	USD	2,939	(203)	–	(203)
Societe Generale^	BCOMTR_	US T-BILL HIGH DISCOUNT RATE + 11 BPS	INDEX RETURN	Monthly	10/15/2022	USD	11,519	(827)	–	(827)
								$(2,589)	$–	$(2,589)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2022 is as follows:

Credit Default Swaps - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
Malaysia-658305	1.00%	Quarterly	12/20/2027	39,000	$334	$(246)	$580

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
USD @ 0%	USD CPI	Annually	01/15/2027	USD	6,000	$598	$–	$598
3 MONTH USD - LIBOR	2.310%	Semi-Annually	05/18/2025	USD	–	–	–	–
1.660%	3-MONTH USD - LIBOR	Semi-Annually	11/08/2026	USD	1,490	138	–	138
1.670%	3-MONTH USD - LIBOR	Semi-Annually	11/09/2026	USD	1,490	137	–	137
1.6165%	3 MONTH USD- LIBOR	Semi-Annually	05/21/2031	USD	18,720	3,082	–	3,082
3 MONTH USD - LIBOR	2.310%	Quarterly	05/18/2025	USD	2,820	141	–	141
1.990%	3-MONTH USD - LIBOR	Quarterly	04/21/2025	USD	2,760	157	–	157
2.490%	3-MONTH USD - LIBOR	Quarterly	06/09/2025	USD	1,710	79	–	79
2.293%	3-MONTH USD - LIBOR	Quarterly	08/04/2025	USD	2,717	145	–	145
2.631%	3-MONTH USD - LIBOR	Quarterly	11/10/2035	USD	1,190	145	–	145
1.600%	3-MONTH USD - LIBOR	Quarterly	10/25/2026	USD	6,110	582	–	582
2.440%	3-MONTH USD - LIBOR	Quarterly	04/04/2027	USD	10,400	720	–	720
2.355%	3-MONTH USD - LIBOR	Quarterly	07/12/2027	USD	1,075	81	–	81
2.150%	3-MONTH USD - LIBOR	Quarterly	06/04/2029	USD	4,220	449	–	449
1.593%	3-MONTH USD - LIBOR	Quarterly	09/27/2029	USD	2,230	322	–	322
0.558%	3-MONTH USD - LIBOR	Quarterly	06/05/2027	USD	15,800	2,371	–	2,371
						$9,147	$–	$9,147

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Inflation Managed Fund (Concluded)

A list of the open reverse repurchase agreements held by the Fund at September 30, 2022 is as follows:

Principal Amount ($ Thousands)	Counterparty	Rate	Value ($ Thousands)
$(22,118)	Chase Securities	3.12%	$(22,118)
(28,914)	Chase Securities	3.12%	(28,914)
(31,850)	Chase Securities	3.12%	(31,850)
(37,761)	Chase Securities	3.12%	(37,761)
			$(120,643)

Percentages are based on Net Assets of $818,127 ($ Thousands).
^	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2022.
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $80,809 ($ Thousands), representing 9.9% of the Net Assets of the Fund.

(D)	Security is in default on interest payment.
(E)	Perpetual security with no stated maturity date.
(F)	Zero coupon security.
(G)	Security, or portion thereof, has been pledged as collateral on securities sold short. The total market value of such securities as of September 30, 2022 was $89,068
(H)	Security, or portion thereof, has been pledged as collateral on reverse repos. The total market value of such securities as of September 30, 2022 was $216,430.
(I)	Security, or portion thereof, has been pledged as collateral on over the counter swaps. The total market value of such securities as of September 30, 2022 was $14,116.
(J)	Security, or portion thereof, has been pledged as collateral on cleared swaps. The total market value of such securities as of September 30, 2022 was $1,613.

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	488,153	–	488,153
Common Stock	241,214	–	–	241,214
Corporate Obligations	–	73,690	–	73,690
Mortgage-Backed Securities	–	43,504	–	43,504
Asset-Backed Securities	–	30,669	–	30,669
U.S. Government Agency Obligations	–	26,297	–	26,297
Municipal Bonds	–	1,124	–	1,124
Sovereign Debt	–	1,103	–	1,103
Foreign Common Stock	455	–	–	455
Purchased Options	549	–	–	549
Total Investments in Securities	242,218	664,540	–	906,758
Securities Sold Short
Common Stock	(101,874)	–	–	(101,874)
Foreign Common Stock	(1,589)	–	–	(1,589)
Total Securities Sold Short	(103,463)	–	–	(103,463)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(586)	–	–	(586)
Futures Contracts*
Unrealized Appreciation	7,040	–	–	7,040
Unrealized Depreciation	(6,060)	–	–	(6,060)
Forwards Contracts*
Unrealized Appreciation	–	4	–	4
Unrealized Depreciation	–	(59)	–	(59)
OTC Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(398)	–	(398)
Total Return Swaps*
Unrealized Appreciation	–	707	–	707
Unrealized Depreciation	–	(3,296)	–	(3,296)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	580	–	580
Interest Rate Swaps*
Unrealized Appreciation	–	9,147	–	9,147
Reverse Repurchase Agreements	–	(120,643)	–	(120,643)
Total Other Financial Instruments	394	(113,958)	–	(113,564)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Capital Stability Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER — 28.9%
Communication Services — 1.1%
Rogers Communications
3.812%, 10/20/2022 (A)	$7,500	$7,486

Consumer Discretionary — 0.8%
Harley-Davidson Financial Services
3.060%, 10/07/2022 (A)	5,000	4,997

Energy — 3.3%
ONEOK
3.761%, 10/17/2022 (A)	12,200	12,179
Targa Resources
3.963%, 10/24/2022 (A)	9,350	9,330
		21,509
Financials — 5.6%
General Motors Financial
3.264%, 10/24/2022 (A)	12,300	12,270
Glencore Funding
3.012%, 10/07/2022 (A)	12,500	12,492
Southern California Edison
3.753%, 10/04/2022 (A)	12,100	12,095
		36,857
Industrials — 3.4%
Fortune Brands Home & Security
4.018%, 11/01/2022 (A)	10,200	10,168
Quanta Services
3.511%, 10/17/2022 (A)	12,250	12,228
		22,396
Information Technology — 3.7%
Arrow Electronics
3.505%, 10/04/2022 (A)	12,200	12,195
Jabil
3.854%, 10/07/2022 (A)	12,100	12,091
		24,286
Real Estate — 3.7%
Crown Castle
3.359%, 10/04/2022 (A)	12,300	12,295

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (continued)
Healthpeak Properties
2.962%, 10/18/2022 (A)	$12,300	$12,279
		24,574
Utilities — 7.3%
American Electric Power
3.356%, 10/05/2022 (A)	12,000	11,994
Brookfield Infrastructure Holdings Canada
3.315%, 11/01/2022 (A)	12,300	12,261
Constellation Energy Generation
3.853%, 10/03/2022 (A)	12,100	12,096
Entergy
3.360%, 10/18/2022 (A)	11,650	11,631
		47,982
Total Commercial Paper
(Cost $190,106) ($ Thousands)		190,087
	Shares
EXCHANGE TRADED FUNDS — 4.9%
Invesco Nasdaq 100 ETF	36	4
Vanguard Mortgage-Backed Securities ETF	12,025	542
Energy Select Sector SPDR Fund	6	1
Financial Select Sector SPDR Fund	10	—
Industrial Select Sector SPDR Fund	1	—
Invesco QQQ Trust Series 1, Ser 1	9	3
iShares China Large-Cap ETF	20	1
iShares Core S&P 500 ETF	42,145	15,115
iShares Global Energy ETF	12,640	421
Lyxor FTSE MIB UCITS ETF	2	—
SPDR S&P Homebuilders ETF	20	1
Vanguard Health Care ETF	3	1
Vanguard Intermediate-Term Corporate Bond ETF	4,610	349
Vanguard Long-Term Corporate Bond ETF	10,396	761
Vanguard S&P 500 ETF	45,998	15,101
Vanguard Small-Capital ETF	8	1
WisdomTree Japan Hedged Equity Fund	12	1
Total Exchange Traded Funds
(Cost $24,761) ($ Thousands)		32,302
	Face Amount (Thousands)
U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	$463	519
3.625%, 04/15/2028	256	278
3.375%, 04/15/2032	80	91
2.500%, 01/15/2029	287	297
2.375%, 01/15/2025	522	524

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Capital Stability Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
2.375%, 01/15/2027		$280	$284
2.125%, 02/15/2040		178	185
2.125%, 02/15/2041		247	255
2.000%, 01/15/2026		138	138
1.750%, 01/15/2028		376	372
1.375%, 02/15/2044		441	393
1.000%, 02/15/2046		229	186
1.000%, 02/15/2048		214	174
1.000%, 02/15/2049		195	159
0.875%, 01/15/2029		488	459
0.875%, 02/15/2047		280	219
0.750%, 07/15/2028		582	546
0.750%, 02/15/2042		325	261
0.750%, 02/15/2045		462	356
0.625%, 01/15/2024		879	859
0.625%, 01/15/2026		574	548
0.625%, 07/15/2032		646	586
0.625%, 02/15/2043		303	233
0.500%, 04/15/2024		480	467
0.500%, 01/15/2028		749	695
0.375%, 07/15/2025		772	738
0.375%, 01/15/2027		660	616
0.375%, 07/15/2027		812	758
0.250%, 01/15/2025		887	849
0.250%, 07/15/2029		645	581
0.250%, 02/15/2050		289	189
0.125%, 07/15/2024		312	301
0.125%, 10/15/2024		1,095	1,053
0.125%, 04/15/2025		800	759
0.125%, 10/15/2025		655	619
0.125%, 10/15/2025		27	25
0.125%, 04/15/2026		560	523
0.125%, 07/15/2026		536	501
0.125%, 10/15/2026		667	622
0.125%, 04/15/2027		656	604
0.125%, 01/15/2030		667	590
0.125%, 07/15/2030		757	666
0.125%, 01/15/2031		869	759
0.125%, 07/15/2031		824	718
0.125%, 01/15/2032		888	768
0.125%, 02/15/2051		299	188
0.125%, 02/15/2052		355	224
Total U.S. Treasury Obligations
(Cost $24,443) ($ Thousands)			21,735

SOVEREIGN DEBT — 2.7%
Japanese Government CPI Linked Bond
0.100%, 03/10/2026	JPY	1,385,201	9,991

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
0.100%, 03/10/2027	JPY	1,107,422	$8,098
Total Sovereign Debt
(Cost $23,882) ($ Thousands)			18,089

U.S. GOVERNMENT AGENCY OBLIGATION — 1.9%
FHLB
1.375%, 02/17/2023		$12,910	12,797
Total U.S. Government Agency Obligation
(Cost $12,965) ($ Thousands)			12,797
	Shares
COMMON STOCK — 0.7%
Communication Services — 0.0%
AT&T Inc		1,767	27
New York Times Co/The, Cl A		759	22
Sirius XM Holdings Inc		11,131	63
Verizon Communications Inc		1,066	41
			153
Consumer Discretionary — 0.0%
BorgWarner Inc		611	19
Chipotle Mexican Grill Inc, Cl A *		14	21
Garmin Ltd		259	21
Hasbro Inc		292	20
Leggett & Platt Inc		616	20
Service Corp International/US		378	22
Texas Roadhouse Inc, Cl A		264	23
Wendy's Co/The		3,367	63
Yum! Brands Inc		205	22
			231
Consumer Staples — 0.1%
Albertsons Cos Inc, Cl A		1,077	27
Campbell Soup Co		633	30
Church & Dwight Co Inc		678	48
Coca-Cola Co/The		876	49
Conagra Brands Inc		1,315	43
General Mills Inc		416	32
Hormel Foods Corp		652	30
J M Smucker Co/The		210	29
Kellogg Co		537	37
Keurig Dr Pepper Inc		787	28
Kraft Heinz Co/The		1,518	51
McCormick & Co Inc/MD		856	61
Mondelez International Inc, Cl A		496	27
PepsiCo Inc		177	29
Philip Morris International Inc		467	39
Sysco Corp, Cl A		286	20
Tyson Foods Inc, Cl A		319	21

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
US Foods Holding Corp *	754	$20
		621
Energy — 0.0%
Enbridge	561	21
Kinder Morgan Inc	1,690	28
Magellan Midstream Partners	884	42
TC Energy	489	20
Williams Cos Inc/The	878	25
		136
Financials — 0.3%
Aflac Inc	491	28
AGNC Investment Corp ‡	4,706	40
Annaly Capital Management Inc ‡	2,623	45
Ares Capital	738	12
Bank of New York Mellon Corp/The	715	28
Bank of Nova Scotia	804	38
Bank OZK	744	29
Berkshire Hathaway Inc, Cl B *	103	28
Blackstone Mortgage Trust Inc, Cl A ‡	1,879	44
Blue Owl Capital Inc, Cl A	4,787	44
Brookfield Asset Management, Cl A	469	19
Canadian Imperial Bank of Commerce	1,403	61
Chubb Ltd	283	51
Citizens Financial Group Inc	1,426	49
Fidelity National Financial Inc	1,658	60
Fifth Third Bancorp	1,527	49
Franklin Resources Inc	1,704	37
FS KKR Capital Corp	3,219	55
Huntington Bancshares Inc/OH	2,191	29
Jefferies Financial Group Inc	1,639	48
KeyCorp	2,900	46
Manulife Financial	1,757	27
MetLife Inc	462	28
Nasdaq Inc, Cl A	376	21
New York Community Bancorp Inc	2,402	20
Progressive Corp/The	381	44
Regions Financial Corp	1,324	27
Royal Bank of Canada	562	51
S&P Global Inc	80	24
Starwood Property Trust Inc ‡	2,333	43
Toronto-Dominion Bank	434	27
Travelers Cos Inc/The	180	28
Truist Financial Corp	920	40
US Bancorp	666	27
Willis Towers Watson PLC	138	28
Zions Bancorp NA	97	5
		1,280
Health Care — 0.1%
Abbott Laboratories	281	27
AbbVie Inc	320	43
Agilent Technologies Inc	213	26

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alcon	345	$20
Boston Scientific Corp *	342	13
Bristol-Myers Squibb Co	425	30
Cardinal Health Inc	349	23
Elanco Animal Health Inc *	1,527	19
Gilead Sciences Inc	437	27
HCA Healthcare Inc	142	26
Johnson & Johnson	90	15
Merck & Co Inc	337	29
Quest Diagnostics Inc	226	28
Repligen Corp *	104	20
Shockwave Medical Inc *	6	2
Stryker Corp	128	26
Vertex Pharmaceuticals Inc *	101	29
		403
Industrials — 0.0%
A O Smith Corp	694	34
Canadian National Railway	450	48
Canadian Pacific Railway	302	20
Eaton Corp PLC	163	22
Emerson Electric Co	238	17
Fastenal Co, Cl A	898	41
Fortive Corp	222	13
Howmet Aerospace Inc	804	25
Ingersoll Rand Inc	467	20
Johnson Controls International plc	947	47
Leidos Holdings Inc	155	14
Masco Corp	1,058	49
Ryder System Inc	71	5
		355
Information Technology — 0.0%
Check Point Software Technologies Ltd *	195	22
Cisco Systems Inc	519	21
Cognizant Technology Solutions Corp, Cl A	841	48
Corning Inc, Cl B	867	25
Dell Technologies Inc, Cl C	598	21
Fortinet Inc *	431	21
HP Inc	1,043	26
Jabil Inc	515	30
Juniper Networks Inc	506	13
NetApp Inc	328	20
NortonLifeLock Inc	784	16
Paychex Inc	189	21
Synopsys Inc *	10	3
		287
Materials — 0.0%
Berry Global Group Inc *	543	25
Corteva Inc	479	28
Huntsman Corp	530	13
International Paper Co	1,081	34
LyondellBasell Industries NV, Cl A	349	26

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Capital Stability Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Westrock Co	582	$18
		144
Real Estate — 0.1%
Boston Properties Inc ‡	276	21
CBRE Group Inc, Cl A *	388	26
Equinix Inc ‡	36	20
Invitation Homes Inc ‡	1,137	38
Kimco Realty Corp ‡	1,080	20
National Retail Properties Inc ‡	1,175	47
Omega Healthcare Investors Inc ‡	904	27
STORE Capital Corp ‡	1,934	61
VICI Properties Inc ‡	1,639	49
Weyerhaeuser Co ‡	1,585	45
WP Carey Inc ‡	366	25
		379
Utilities — 0.1%
AES Corp/The	539	12
American Electric Power Co Inc	301	26
Atlantica Sustainable Infrastructure	442	11
CenterPoint Energy Inc	1,377	39
Consolidated Edison Inc	537	46
Dominion Energy Inc	365	25
Exelon Corp	687	26
FirstEnergy Corp	1,091	40
PG&E Corp *	2,403	30
Pinnacle West Capital Corp	407	26
PPL Corp	1,817	46
Public Service Enterprise Group Inc	563	32
Sempra Energy	85	13
Southern Co/The	569	39
Vistra Corp	2,125	45
Xcel Energy Inc	192	12
		468
Total Common Stock
(Cost $4,933) ($ Thousands)		4,457
PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $103) ($ Thousands)		61
Total Investments in Securities — 42.4%
(Cost $281,193) ($ Thousands)		$279,528
WRITTEN OPTIONS — (0.0)%
Total Written Options
(Premiums Received $115) ($ Thousands)		$(141)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

A list of open exchange traded options held by the Fund at September 30, 2022, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Call Options
QQQ US 12/16/22 C305 Long	72	$–	$305.00	12/17/2022	$25
SPY US 12/16/22 C400 Long	72	2,312	400.00	12/17/2022	23
SPY US 12/16/22 C405 Long	54	–	405.00	12/17/2022	13
		2,312			61
Total Purchased Options		$2,312			$61
WRITTEN OPTIONS — (0.0)%
Put Options
QQQ US 12/16/22 P235 Short	(72)	$–	235.00	12/17/22	$(41)
SPY US 12/16/22 P325 Short	(72)	(2,312)	325.00	12/17/22	(53)
SPY US 12/16/22 P330 Short	(54)	(1,734)	330.00	12/17/22	(47)
		$(4,046)			(141)
Total Written Options		$(4,046)			$(141)

†	Represents cost.

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Amsterdam Index	7	Oct-2022	$962	$879	$(63)
Australian 3-Year Bond	6	Dec-2022	445	411	(4)
CAC40 10 Euro Index	7	Oct-2022	431	395	(28)
Canadian 10-Year Bond	55	Dec-2022	5,308	4,947	(47)
DAX Index	1	Dec-2022	332	297	(28)
Euro STOXX 50	4	Dec-2022	147	130	(14)
Euro-OAT	23	Dec-2022	3,215	2,977	(165)
FTSE MIB Index	1	Dec-2022	111	101	(8)
Hang Seng Index	5	Oct-2022	567	548	(19)
IBEX	10	Oct-2022	799	721	(62)
Japanese 10-Year Bond	3	Dec-2022	3,106	3,074	(5)
Long Gilt 10-Year Bond	22	Dec-2022	2,862	2,367	(336)
MSCI EAFE Index	59	Dec-2022	5,541	4,899	(642)
MSCI Emerging Markets	136	Dec-2022	6,625	5,926	(699)
NASDAQ 100 Index E-MINI	16	Dec-2022	4,089	3,531	(558)
Nikkei 225 Index	2	Dec-2022	276	259	(17)
Nikkei 225 Index	52	Dec-2022	1,001	932	(56)
OMX Stockholm 30	161	Oct-2022	2,937	2,655	(164)
Russell 2000 Index E-MINI	3	Dec-2022	287	250	(37)
S&P 500 Index E-MINI	50	Dec-2022	10,253	9,004	(1,249)
S&P Mid Cap 400 Index E-MINI	5	Dec-2022	1,253	1,104	(149)
SPI 200 Index	9	Dec-2022	1,055	935	(67)
U.S. 2-Year Treasury Note	5	Jan-2023	1,043	1,027	(16)
U.S. 5-Year Treasury Note	128	Jan-2023	14,237	13,761	(476)
U.S. 10-Year Treasury Note	93	Dec-2022	10,960	10,422	(538)
U.S. Long Treasury Bond	4	Dec-2022	544	506	(38)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Capital Stability Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
U.S. Ultra Long Treasury Bond	9	Dec-2022	$1,325	$1,233	$(92)
			79,711	73,291	(5,577)
Short Contracts
FTSE 100 Index	(4)	Dec-2022	$(345)	$(309)	$26
Japanese 10-Year Bond	(11)	Dec-2022	(11,681)	(11,270)	30
MSCI Singapore Index	(11)	Oct-2022	(216)	(215)	1
S&P 500 Index E-MINI	(113)	Dec-2022	(23,037)	(20,348)	2,688
S&P TSX 60 Index	(4)	Dec-2022	(665)	(650)	8
SPI 200 Index	(13)	Dec-2022	(1,456)	(1,351)	60
			(37,400)	(34,143)	2,813
			$42,311	$39,148	$(2,764)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/21/22	TWD	13,669	USD	454	$24
Bank of America	10/27/22	USD	601	PHP	34,261	(18)
Bank of America	10/27/22	USD	1,893	KRW	2,476,902	(167)
Bank of America	11/22/22	USD	235	CLP	207,083	(21)
Bank of America	11/22/22	COP	3,801,814	USD	851	31
Bank of America	12/07/22	USD	2,407	CHF	2,343	(10)
Barclays PLC	12/15/22	USD	350	MYR	1,625	—
BNP Paribas	11/17/22	GBP	605	USD	714	38
BNP Paribas	11/18/22	USD	778	NZD	1,257	(67)
BNP Paribas	11/30/22	USD	1,143	CZK	28,507	(13)
Brown Brothers Harriman	10/13/22	USD	1,400	ZAR	23,763	(79)
Brown Brothers Harriman	10/19/22	USD	60	EUR	63	2
Brown Brothers Harriman	10/19/22	USD	250	NOK	2,720	—
Brown Brothers Harriman	10/19/22	USD	400	CAD	532	(13)
Brown Brothers Harriman	10/19/22	EUR	428	USD	419	(1)
Brown Brothers Harriman	10/20/22	USD	197	AUD	285	(14)
Brown Brothers Harriman	10/20/22	USD	636	CNH	4,282	(35)
Brown Brothers Harriman	10/27/22	CAD	386	USD	293	13
Brown Brothers Harriman	10/27/22	USD	612	CAD	786	(40)
Brown Brothers Harriman	11/10/22	USD	2,972	THB	104,958	(182)
Brown Brothers Harriman	11/10/22	THB	31,528	USD	862	24
Brown Brothers Harriman	11/17/22	GBP	856	USD	1,017	61
Brown Brothers Harriman	11/17/22	USD	1,141	GBP	973	(54)
Brown Brothers Harriman	11/18/22	USD	454	MXN	9,310	5
Brown Brothers Harriman	11/18/22	NZD	827	USD	511	44
Brown Brothers Harriman	11/30/22	USD	400	HUF	162,895	(29)
Brown Brothers Harriman	11/30/22	PLN	1,319	EUR	276	6
Brown Brothers Harriman	11/30/22	PLN	3,303	USD	687	25
Brown Brothers Harriman	11/30/22	HUF	221,600	USD	544	40
Brown Brothers Harriman	12/01/22	USD	684	SEK	7,513	(5)
Brown Brothers Harriman	12/01/22	USD	1,302	NOK	13,350	(74)
Brown Brothers Harriman	12/02/22	USD	468	JPY	66,278	(7)
Brown Brothers Harriman	12/02/22	JPY	49,980	USD	349	2
Citigroup	10/19/22	SEK	20,239	USD	1,863	37

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/27/22	USD	871	PHP	49,562	$(28)
Citigroup	10/27/22	CAD	1,171	USD	902	49
Citigroup	10/27/22	KRW	2,658,992	USD	2,027	174
Citigroup	11/17/22	USD	1,065	GBP	910	(48)
Citigroup	11/18/22	NZD	2,188	USD	1,238	1
Credit Suisse First Boston	10/19/22	USD	1,579	NZD	2,737	(31)
Credit Suisse First Boston	10/20/22	USD	477	CNH	3,290	(15)
Credit Suisse First Boston	10/21/22	TWD	17,158	USD	565	24
Credit Suisse First Boston	10/27/22	USD	634	KRW	830,013	(56)
Credit Suisse First Boston	10/27/22	USD	639	IDR	9,473,627	(19)
Credit Suisse First Boston	11/22/22	USD	397	COP	1,763,241	(16)
Credit Suisse First Boston	11/30/22	USD	1,022	HUF	424,529	(55)
Credit Suisse First Boston	11/30/22	HUF	425,186	USD	1,023	56
Deutsche Bank	10/19/22	USD	527	NZD	877	(32)
Deutsche Bank	10/19/22	GBP	1,248	USD	1,425	32
Deutsche Bank	10/19/22	USD	1,791	JPY	255,432	(23)
Deutsche Bank	10/19/22	NZD	2,188	USD	1,233	(4)
Deutsche Bank	10/20/22	USD	1,295	CNH	8,708	(73)
Deutsche Bank	10/20/22	CNH	7,838	USD	1,157	57
Deutsche Bank	11/10/22	THB	90,433	USD	2,562	158
Deutsche Bank	11/30/22	USD	1,859	HUF	759,512	(131)
Deutsche Bank	11/30/22	CZK	55,972	USD	2,238	19
Deutsche Bank	12/07/22	CHF	1,033	USD	1,048	(9)
Deutsche Bank	12/08/22	EUR	1,333	USD	1,286	(26)
Deutsche Bank	12/08/22	USD	2,171	EUR	2,252	46
Goldman Sachs	10/04/22 - 11/03/22	BRL	4,997	USD	936	16
Goldman Sachs	10/19/22	USD	1,153	NOK	12,378	(17)
Goldman Sachs	10/19/22 - 10/20/22	USD	2,177	AUD	3,310	(48)
Goldman Sachs	10/19/22	NOK	5,917	USD	576	33
Goldman Sachs	10/19/22	SEK	8,293	USD	737	(11)
Goldman Sachs	10/20/22	CNH	20,949	USD	3,109	170
Goldman Sachs	10/21/22	USD	632	TWD	19,235	(26)
Goldman Sachs	10/21/22	TWD	53,800	USD	1,812	118
Goldman Sachs	10/27/22	USD	847	PHP	48,472	(23)
Goldman Sachs	10/27/22	USD	1,555	KRW	2,030,632	(141)
Goldman Sachs	10/27/22	USD	3,218	IDR	48,524,934	(41)
Goldman Sachs	10/27/22	PHP	164,513	USD	2,901	102
Goldman Sachs	10/27/22	KRW	1,400,520	USD	1,080	104
Goldman Sachs	10/27/22	IDR	45,664,796	USD	3,072	82
Goldman Sachs	11/18/22	USD	757	MXN	15,588	11
Goldman Sachs	11/22/22	USD	601	CLP	561,442	(20)
Goldman Sachs	11/22/22	PEN	801	USD	206	5
Goldman Sachs	12/15/22	USD	3,174	MYR	14,030	(156)
Goldman Sachs	12/15/22	MYR	14,030	USD	3,143	125
HSBC	10/21/22	USD	788	TWD	23,454	(50)
HSBC	10/27/22	KRW	764,038	USD	588	55
HSBC	11/30/22	USD	1,105	PLN	5,311	(39)
JPMorgan Chase Bank	10/04/22	BRL	2,296	USD	448	24
JPMorgan Chase Bank	10/13/22	ZAR	23,147	USD	1,382	95

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Multi-Asset Capital Stability Fund (Concluded)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/19/22	EUR	2,031	USD	2,032	$39
JPMorgan Chase Bank	10/20/22	USD	439	CNH	2,964	(24)
JPMorgan Chase Bank	10/20/22	CNH	2,816	USD	402	7
JPMorgan Chase Bank	10/21/22	USD	944	TWD	28,157	(58)
JPMorgan Chase Bank	10/27/22	USD	581	IDR	8,796,916	(5)
JPMorgan Chase Bank	10/27/22	KRW	681,547	USD	521	46
JPMorgan Chase Bank	10/27/22	IDR	3,205,013	USD	217	7
JPMorgan Chase Bank	11/22/22	CLP	192,182	USD	216	17
JPMorgan Chase Bank	11/30/22	PLN	4,942	USD	1,039	48
JPMorgan Chase Bank	12/02/22	JPY	10,305,106	USD	71,896	206
JPMorgan Chase Bank	12/08/22	EUR	651	USD	637	(4)
JPMorgan Chase Bank	12/21/22	INR	37,348	USD	453	(2)
Merrill Lynch	10/19/22	USD	1,635	CAD	2,181	(47)
Morgan Stanley	10/04/22	USD	1,292	BRL	6,545	(83)
Morgan Stanley	10/19/22	USD	681	NZD	1,154	(29)
Morgan Stanley	10/19/22	CHF	1,460	USD	1,515	28
Morgan Stanley	10/19/22	NOK	6,461	USD	640	47
Morgan Stanley	10/20/22	USD	955	AUD	1,383	(66)
Morgan Stanley	10/21/22	USD	872	TWD	25,983	(53)
Morgan Stanley	10/21/22	TWD	82,451	USD	2,735	139
Morgan Stanley	10/27/22	USD	596	IDR	8,816,513	(19)
Morgan Stanley	10/27/22	USD	683	CAD	883	(41)
Morgan Stanley	10/27/22	USD	1,404	PHP	78,045	(76)
Morgan Stanley	10/27/22	KRW	1,067,496	USD	813	69
Morgan Stanley	10/27/22	IDR	8,881,101	USD	582	1
Morgan Stanley	11/22/22	USD	1,087	COP	4,842,118	(42)
RBS	12/15/22	MYR	5,500	USD	1,227	44
Standard Chartered	11/03/22	USD	713	BRL	3,844	(8)
UBS	10/20/22	AUD	2,180	USD	1,483	81
UBS	10/21/22	USD	602	TWD	17,969	(37)
UBS	11/30/22	HUF	202,929	EUR	489	19
						$145

A list of the open OTC swap agreements held by the Fund at September 30, 2022 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	SWISS MKT IDX FUTURE	9297788	Morgan Stanley	Annually	12/16/2022	CHF	441	$(31)	$–	$(31)
Morgan Stanley	SWISS MKT IDX FUTURE	9297788	Morgan Stanley	Annually	12/16/2022	CHF	108	(5)	–	(5)
Morgan Stanley	SWISS MKT IDX FUTURE	9297788	Morgan Stanley	Annually	12/16/2022	CHF	101	1	–	1
								$(35)	$–	$(35)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2022 is as follows:

Credit Default Swaps - Sell Protection
Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.S37V1-5Y	7.461%	Quarterly	12/20/2026	$901	$(4)	$70	$(74)
CDX.NA.HY.S38V1-5Y	160.182%	Quarterly	06/20/2027	1,535	(35)	36	(71)
CDX.NA.IG.S37V1-5Y	8.204%	Quarterly	12/20/2026	850	3	18	(15)
CDX.NA.IG.S38V1-5Y	134.353%	Quarterly	06/20/2027	1,140	0	12	(12)
ITRAXX.XOVER.S36V1-5Y	23.553%	Quarterly	12/20/2026	490	(12)	57	(69)
					$(48)	$193	$(241)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH AUD - BBSW	2.074%	Semi-Annually	11/22/2031	AUD	530	$(59)	$–	$(59)
3-MONTH NZD - BKBM	2.8%	Quarterly	11/23/2031	NZD	180	(13)	–	(13)
6-MONTH AUD - BBSW	2.033%	Semi-Annually	01/05/2032	AUD	3,780	(434)	–	(434)
3-MONTH NZD - BKBM	2.641%	Quarterly	01/06/2032	NZD	3,620	(289)	–	(289)
6-MONTH AUD - BBSW	3.475%	Semi-Annually	08/02/2032	AUD	920	(38)	–	(38)
3-MONTH NZD - BKBM	3.5505%	Quarterly	08/03/2032	NZD	2,050	(84)	–	(84)
AUD @ 3.745%	AUD BBSW 6M	Semi-Annually	08/18/2032	AUD	1,000	(26)	–	(26)
						$(943)	$–	$(943)

Percentages are based on Net Assets of $658,806 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Interest rate represents the security's effective yield at the time of purchase.

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Commercial Paper	–	190,087	–	190,087
Exchange Traded Funds	32,302	–	–	32,302
U.S. Treasury Obligations	–	21,735	–	21,735
Sovereign Debt	–	18,089	–	18,089
U.S. Government Agency Obligation	–	12,797	–	12,797
Common Stock	4,457	–	–	4,457
Purchased Options	61	–	–	61
Total Investments in Securities	36,820	242,708	–	279,528

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(141)	–	–	(141)
Futures Contracts*
Unrealized Appreciation	2,813	–	–	2,813
Unrealized Depreciation	(5,577)	–	–	(5,577)
Forward Contracts*
Unrealized Appreciation	–	2,706	–	2,706
Unrealized Depreciation	–	(2,561)	–	(2,561)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	1	–	1
Unrealized Depreciation	–	(36)	–	(36)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(241)	–	(241)
Interest Rate Swaps*
Unrealized Depreciation	–	(943)	–	(943)
Total Other Financial Instruments	(2,905)	(1,074)	–	(3,979)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Glossary: (abbreviations used in preceding Schedules of Investments)

Portfolio Abbreviations
ADR — American Depositary Receipt
AGC — Assured Guaranty Corporation
AGM— Assured Guaranty Municipal
ARM — Adjustable Rate Mortgage
BAM — Build America Mutual Assurance Corp.
BBSW — Bank Bill Swap Rate
BKBM — Bank Bill Market Rate
BPS — Basis Points
BZDIOVRA — Overnight Brazil CETIP - Interbank Rate
CD — Certificate of Deposit
CDO — Collateralized Debt Obligation
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
CPI — Consumer Price Index
DAC — Designated Activity Company
ETF — Exchange-Traded Fund
EURIBOR — Euro London Interbank Offered Rate
FEDEF — U.S. Federal Funds Effective Rate
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GICS — Global Industry Classification Standard
GNMA — Government National Mortgage Association
GO — General Obligation
H15T7Y — Harmonized Index of Consumer Prices
IO — Interest Only — face amount represents notional amount
JSC — Joint-Stock Company
LIBOR— London Interbank Offered Rate
LLLP — Limited Liability Limited Partnership
LP — Limited Partnership
MTN — Medium Term Note
MXN-TIIE — Mexican Interbank TIIE 28-Day
OIS — Overnight Index Swap
OTC — Over The Counter
PIK — Payment-in-Kind
PJSC — Public Joint Stock Company
PO — Principal Only
RB — Revenue Bond
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
SOFRINDX — Custom SOFR Index
SPDR — Standard & Poor's Depository Receipt
STACR — Structured Agency Credit Risk
TBA — To Be Announced

Currency Abbreviations
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
CLP — Chilean Peso
CNH — Chinese Yuan Offshore
CNY — Chinese Yuan Onshore
COP — Colombian Peso
CZK — Czech Koruna
DKK — Danish Krone
EUR — Euro
GBP — British Pound Sterling
HKD — Hong Kong Dollar
HUF — Hungarian Forint
IDR — Indonesian Rupiah
ILS — Israeli New Sheckels
INR — Indian Rupee
JPY — Japanese Yen
KRW — Korean Won
MYR — Malaysian Ringgit
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zealand Dollar
PEN — Peruvian Nuevo Sol
PHP— Philippine Peso
PLN — Polish Zloty
RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
THB — Thai Baht
TWD — Taiwan Dollar
USD — U.S. Dollar
ZAR — South African Rand

SEI Institutional Managed Trust / Annual Report / September 30, 2022

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2022

	Large Cap Fund		Large Cap Value Fund
Assets:
Investments, at value †	$1,554,592	*	$1,224,663	*
Affiliated investments, at value ††	16,518		31,770
Cash and cash equivalents	–		–
Cash pledged as collateral on OTC swap contracts	–		–
Cash pledged as collateral on futures contracts	464		681
Foreign currency, at value †††	–		–
Receivable for fund shares sold	133		1,558
Receivable for investment securities sold	7,363		5,120
Dividends and interest receivable	1,912		2,863
Foreign tax reclaim receivable	51		114
Prepaid expenses	26		19
Total Assets	1,581,059		1,266,788
Liabilities:
Payable for investment securities purchased	7,515		5,106
Payable upon return on securities loaned	1,256		15,773
Payable for fund shares redeemed	903		373
Administration fees payable	375		331
Shareholder servicing fees payable Class F	337		235
Shareholder servicing fees payable Class I	–		–
Payable for Variation Margin on Futures Contracts	115		136
Due to custodian	–		–
Investment advisory fees payable	509		360
Chief Compliance Officer fees payable	3		2
Trustees fees payable	–		–
Accrued expense payable	142		112
Total Liabilities	11,155		22,428
Net Assets	$1,569,904		$1,244,360
† Cost of investments and repurchase agreements	$1,209,558		$1,016,862
†† Cost of affiliated investments	16,512		31,772
††† Cost of foreign currency	–		–
* Includes market value of securities on loan	1,141		14,981

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Large Cap Growth Fund		Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund	Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund

$1,285,303	*	$895,790	*	$3,587,250	*	$742,852	$506,223	*	$337,649	*	$303,595	*	$769,932	*
13,943		6,319		50,201		2,987	11,801		10,738		10,354		11,308
–		–		–		–	8		28		–		–
–		–		–		–	–		–		–		–
570		431		781		210	–		–		–		–
–		–		123		–	–		–		–		–
1,480		596		444		162	240		253		190		118
6,819		–		33,047		575	2,696		1,393		1,585		2,601
314		730		4,707		591	327		497		137		796
–		–		212		11	–		–		–		–
20		10		48		12	8		5		5		12
1,308,449		903,876		3,676,813		747,400	521,303		350,563		315,866		784,767

6,913		–		33,049		867	3,220		1,389		1,606		2,181
45		856		28,550		1	2,752		674		3,744		514
511		835		1,691		807	265		287		243		516
347		82		718		104	136		95		81		207
245		81		701		33	108		65		60		134
–		–		–		1	–		–		–		–
150		108		195		55	–		–		–		–
–		1		–		2	–		–		–		–
378		16		1,283		13	260		181		150		395
2		2		6		1	1		1		1		1
–		–		1		–	–		–		–		–
114		207		321		149	47		32		28		70
8,705		2,188		66,515		2,033	6,789		2,724		5,913		4,018
$1,299,744		$901,688		$3,610,298		$745,367	$514,514		$347,839		$309,953		$780,749
$832,475		$757,574		$1,506,119		$238,817	$480,025		$318,470		$316,371		$535,391
13,943		6,352		50,203		2,987	11,801		10,736		10,359		11,301
–		–		129		–	–		–		–		–
41		822		26,824		–	2,695		664		3,627		149

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2022

	Large Cap Fund		Large Cap Value Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$1,098,098		$964,663
Total distributable earnings/(loss)	471,806		279,697
Net Assets	$1,569,904		$1,244,360
Net Asset Value, Offering and Redemption Price Per Share — Class F	$12.66		$23.02
	($1,519,963,052 ÷ 120,105,587 shares	)	($1,068,126,126 ÷ 46,400,835 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	N/A		$23.05
			($2,111,387 ÷ 91,587 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$12.66		$23.02
	($49,940,713 ÷ 3,944,667 shares	)	($174,122,569 ÷ 7,564,665 shares	)

N/A – Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Large Cap Growth Fund		Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund

$759,748		$783,889		$1,361,021		$180,649		$498,841		$321,502		$341,454		$541,727
539,996		117,799		2,249,277		564,718		15,673		26,337		(31,501)		239,022
$1,299,744		$901,688		$3,610,298		$745,367		$514,514		$347,839		$309,953		$780,749
$34.86		$12.60		$28.50		$72.34		$10.83		$20.77		$27.01		$20.64
($1,110,116,505 ÷ 31,846,121 shares	)	($901,687,866 ÷ 71,584,360 shares	)	($3,182,189,588 ÷ 111,643,238 shares	)	($740,552,296 ÷ 10,237,600 shares	)	($493,393,308 ÷ 45,548,843 shares	)	($289,279,207 ÷ 13,928,865 shares	)	($276,600,666 ÷ 10,240,282 shares	)	($691,835,218 ÷ 33,523,580 shares	)
$33.49		N/A		N/A		$72.85		N/A		$20.55		$25.02		N/A
($2,094,132 ÷ 62,532 shares	)					($4,814,770 ÷ 66,091 shares	)			($819,209 ÷ 39,871 shares	)	($849,603 ÷ 33,957 shares	)
$35.03		N/A		$28.52		N/A		$10.97		$20.78		$27.66		$20.68
($187,533,180 ÷ 5,353,081 shares	)			($428,108,773 ÷ 15,012,637 shares	)			($21,120,974 ÷ 1,924,931 shares	)	($57,740,707 ÷ 2,778,453 shares	)	($32,502,634 ÷ 1,175,272 shares	)	($88,913,492 ÷ 4,299,098 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2022

	Mid-Cap Fund	U.S. Managed Volatility Fund
Assets:
Investments, at value †	$66,760	$776,795	*
Affiliated investments, at value ††	2,161	17,763
Repurchase agreements†	–	–
Cash and cash equivalents	1	–
Due from Broker	–	–
Cash pledged as collateral on centrally cleared swap contracts	–	–
Cash pledged as collateral on OTC swap contracts	–	–
Cash pledged as collateral on futures contracts	54	200
Cash pledged as collateral on forward foreign currency contracts	–	–
Cash pledged as collateral on TBA's	–	–
Foreign currency, at value †††	–	64
Receivable for fund shares sold	16	405
Receivable for investment securities sold	–	10,243
Dividends and interest receivable	76	1,484
Unrealized gain on forward foreign currency contracts	–	–
OTC Swap contracts, at value ††††	–	–
Receivable for Variation Margin on Futures Contracts	–	–
Receivable for Variation Margin on Swap Contracts	–	–
Foreign tax reclaim receivable	–	15
Prepaid expenses	1	12
Total Assets	69,069	806,981
Liabilities:
Administration fees payable	18	174
Shareholder servicing fees payable Class F	14	141
Shareholder servicing fees payable Class I	–	–
Payable for Variation Margin on Futures Contracts	7	46
Payable for fund shares redeemed	5	785
Payable upon return on securities loaned	–	7,817
Payable for investment securities purchased	–	232
Income distribution payable	–	–
Options written, at value ^^	–	–
Payable for Variation Margin on Swap Contracts	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	24	274
Trustees fees payable	–	–
Chief Compliance Officer fees payable	–	1
Administration servicing fees payable Class I	–	–
Accrued expense payable	7	69
Total Liabilities	75	9,539
Net Assets	$68,994	$797,442
† Cost of investments and repurchase agreements	$73,780	$702,101
†† Cost of affiliated investments	2,161	17,764
††† Cost of foreign currency	–	67
†††† Cost (premiums received)	–	–
^^ Premiums received from written options and swaptions	–	–
* Includes market value of securities on loan	–	7,508

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund	Core Fixed Income Fund		High Yield Bond Fund	Conservative Income Fund

$795,542	*	$852,006	*	$280,655	*	$72,976	$3,857,685	*	$1,242,264	$332,435
25,852		18,307		21,280		2,113	368,518		15,931	–
–		–		–		–	–		–	27,000
3,652		–		2,298		–	3,418		208	489
–		–		–		–	445		–	–
–		–		–		–	10,877		–	–
–		–		–		–	–		–	–
411		410		173		–	12,611		–	–
–		–		–		–	–		130	–
–		–		–		–	710		–	–
545		41		738		–	2,002		4	–
513		98		66		2	3,065		1,119	580
528		–		2,993		144	237,916		11,895	–
1,661		867		1,124		227	20,559		20,099	334
4,356		–		–		–	2,106		–	–
–		–		–		–	–		382	–
11		–		15		–	1,330		–	–
–		–		–		–	2,966		–	–
3,102		10		2,404		–	723		74	–
13		13		5		1	55		19	4
836,186		871,752		311,751		75,463	4,524,986		1,292,125	360,842

200		231		115		21	504		198	30
155		174		55		14	674		238	25
–		–		–		–	1		–	–
77		109		11		–	2,362		–	–
1,020		1,079		224		58	2,312		2,851	326
17,360		3,473		18,527		4	254,624		1	–
384		598		72		154	645,709		12,416	–
–		–		–		–	710		894	137
–		–		–		–	5,339		–	–
–		–		–		–	1,915		–	–
–		–		2		–	–		–	–
103		–		–		–	4,056		–	–
388		336		102		41	620		453	16
–		–		–		–	1		–	–
1		2		1		–	6		2	–
–		–		–		–	1		–	–
112		76		38		8	456		168	28
19,800		6,078		19,147		300	919,290		17,221	562
$816,386		$865,674		$292,604		$75,163	$3,605,696		$1,274,904	$360,280
$841,892		$412,604		$289,455		$66,402	$4,341,726		$1,409,742	$359,500
25,856		18,307		21,281		2,114	368,502		15,931	–
550		44		741		–	2,082		3	–
–		–		–		–	–		1	–
–		–		–		–	2,554		–	–
15,403		3,144		17,510		–	247,121		–	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2022

	Mid-Cap Fund		U.S. Managed Volatility Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$77,225		$651,129
Total distributable earnings/(loss)	(8,231)		146,313
Net Assets	$68,994		$797,442
Net Asset Value, Offering and Redemption Price Per Share — Class F	$22.81		$15.00
	($65,123,601 ÷ 2,855,297 shares	)	($642,383,316 ÷ 42,814,938 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$22.75		$15.00
	($311,036 ÷ 13,672 shares	)	($496,535 ÷ 33,104 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$22.82		$15.01
	($3,559,445 ÷ 155,970 shares	)	($154,561,679 ÷ 10,299,796 shares	)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund

$787,083		$379,480		$345,311		$67,521		$4,403,499		$1,719,047		$360,304
29,303		486,194		(52,707)		7,642		(797,803)		(444,143)		(24)
$816,386		$865,674		$292,604		$75,163		$3,605,696		$1,274,904		$360,280
$9.55		$18.39		$8.69		$13.56		$9.37		$5.75		$10.00
($710,668,728 ÷ 74,436,288 shares	)	($787,892,291 ÷ 42,843,511 shares	)	($251,038,314 ÷ 28,882,571 shares	)	($61,247,444 ÷ 4,515,697 shares	)	($3,192,558,333 ÷ 340,869,915 shares	)	($1,115,353,200 ÷ 194,092,706 shares	)	($344,974,850 ÷ 34,501,875 shares	)
$9.28		N/A		N/A		$13.54		$9.35		$5.53		N/A
($416,466 ÷ 44,879 shares	)					($164,371 ÷ 12,144 shares	)	($3,423,310 ÷ 366,058 shares	)	($3,266 ÷ 591 shares	)
$9.58		$18.39		$8.71		$13.57		$9.37		$5.75		$10.01
($105,301,129 ÷ 10,991,591 shares	)	($77,781,887 ÷ 4,228,745 shares	)	($41,566,066 ÷ 4,774,473 shares	)	($13,751,533 ÷ 1,013,307 shares	)	($409,714,729 ÷ 43,715,987 shares	)	($159,547,243 ÷ 27,766,752 shares	)	($15,305,287 ÷ 1,528,506 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2022

Tax-Free Conservative Income Fund
Assets:
Investments, at value †	$175,624
Affiliated investments, at value ††	–
Cash and cash equivalents	74
Due from Broker	–
Cash pledged as collateral on centrally cleared swap contracts	–
Cash pledged as collateral on OTC swap contracts	–
Cash pledged as collateral on futures contracts	–
Cash pledged as collateral on forward foreign currency contracts	–
Cash pledged as collateral on options contracts	–
Cash pledged as collateral on securities sold short	–
Foreign currency, at value †††	–
Receivable for fund shares sold	66
Receivable for investment securities sold	5,900
Dividends and interest receivable	341
Unrealized gain on forward foreign currency contracts	–
Unrealized gain on foreign spot currency contracts	–
OTC Swap contracts, at value ††††	–
Receivable for Variation Margin on Futures Contracts	–
Receivable for Variation Margin on Swap Contracts	–
Foreign tax reclaim receivable	–
Prepaid expenses	2
Total Assets	182,007
Liabilities:
Payable for fund shares redeemed	214
Income distribution payable	36
Administration fees payable	17
Shareholder servicing fees payable Class F	15
Payable for securities sold short@	–
Payable for investment securities purchased	–
OTC Swap contracts, at value ††††	–
Options written, at value ^^	–
Due to broker	–
Reverse repurchase agreements	–
Deposits from counterparty	–
Payable for Variation Margin on Swap Contracts	–
Payable for Variation Margin on Futures Contracts	–
Unrealized loss on foreign currency spot contracts	–
Unrealized loss on forward foreign currency contracts	–
Investment advisory fees payable	9
Trustees fees payable	–
Interest payable	–
Chief Compliance Officer fees payable	–
Unfunded commitments on loan participations	–
Repurchase agreements payable	–
Other payables	–
Accrued expense payable	16
Total Liabilities	307
Net Assets	$181,700
† Cost of investments and repurchase agreements	$175,795
†† Cost of affiliated investments	–
††† Cost of foreign currency	–
†††† Cost (premiums received)	–
^^ Premiums received from written options and swaptions	–
@Proceeds from securities sold short	–

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Real Return Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$256,588	$568,185	$270,495	$1,110,033	$644,743	$906,758	$279,528
1,251	6,875	117,844	–	–	–	–
–	53,324	41,630	855,051	17,628	137,117	321,021
–	–	741	219	–	457	–
–	3,310	11,139	–	2,036	1,240	712
–	–	–	11,122	5,986	570	–
–	3,540	144	42,888	4,719	11,096	5,085
–	–	600	–	–	–	56
–	–	–	–	20,434	–	–
–	–	26,142	–	–	–	–
–	–	557	2,308	355	–	52,788
94	267	63	525	264	176	274
–	–	1,812	18,831	6,466	3,947	1,799
315	461	2,024	1,038	8,151	2,237	146
–	–	471	15,278	2,260	4	2,706
–	–	–	–	–	–	10
–	2,865	259	37	148	707	1
–	–	8	3,955	55	1,042	426
–	–	335	–	184	298	17
–	–	45	307	89	6	–
4	10	6	32	11	13	9
258,252	638,837	474,315	2,061,624	713,529	1,065,668	664,578

358	343	408	1,284	633	773	916
–	–	–	–	423	–	–
45	169	65	469	134	200	77
21	134	82	410	49	–	52
–	–	53,950	–	–	103,463	–
–	664	14,217	–	909	12,875	1,292
–	2,938	1,057	2,583	–	4,013	36
–	–	597	–	1,526	586	141
–	–	9	2,594	–	2,281	30
–	–	–	–	–	120,643	–
–	–	–	1,796	–	–	–
–	–	357	308	121	219	15
–	961	14	9,432	1,245	1,459	388
–	–	–	67	–	–	7
–	–	267	8,265	1,907	59	2,561
30	111	285	1,131	255	231	197
–	–	–	1	–	–	–
–	–	–	–	1	–	–
–	1	1	4	1	1	1
–	–	–	–	25	–	–
–	–	–	–	–	467	–
–	–	–	–	6	–	–
24	58	61	193	130	271	59
478	5,379	71,370	28,537	7,365	247,541	5,772
$257,774	$633,458	$402,945	$2,033,087	$706,164	$818,127	$658,806
$279,010	$316,232	$296,668	$1,200,829	$750,318	$890,786	$281,193
1,251	6,875	117,844	–	–	–	–
–	–	616	496	2,105	–	52,899
–	–	2	–	(210)	699	–
–	–	265	–	3,029	(566)	(115)
–	–	(61,467)	–	–	124,671	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2022

	Tax-Free Conservative Income Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$181,866
Total distributable earnings/(loss)	(166)
Net Assets	$181,700
Net Asset Value, Offering and Redemption Price Per Share — Class F	$9.99
	($176,810,360 ÷ 17,698,588 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.01
	($4,889,707 ÷ 488,579 shares	)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Real Return Fund		Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund

$275,352		$329,675		$439,216		$2,864,983		$816,244		$921,999		$674,173
(17,578)		303,783		(36,271)		(831,896)		(110,080)		(103,872)		(15,367)
$257,774		$633,458		$402,945		$2,033,087		$706,164		$818,127		$658,806
$9.57		$14.41		$9.08		$7.17		$9.22		$8.68		$9.79
($241,033,751 ÷ 25,173,701 shares	)	($597,961,215 ÷ 41,509,369 shares	)	($394,876,396 ÷ 43,496,008 shares	)	($1,886,712,237 ÷ 263,008,761 shares	)	($568,204,663 ÷ 61,650,317 shares	)	($783,196,197 ÷ 90,233,638 shares	)	($626,296,223 ÷ 63,950,090 shares	)
$9.62		$14.43		$9.08		$7.25		$9.22		$8.69		$9.81
($16,740,748 ÷ 1,740,736 shares	)	($35,496,683 ÷ 2,459,652 shares	)	($8,068,839 ÷ 888,357 shares	)	($146,374,918 ÷ 20,195,481 shares	)	($137,959,572 ÷ 14,970,340 shares	)	($34,930,785 ÷ 4,019,768 shares	)	($32,509,318 ÷ 3,312,691 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2022

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$32,760	$40,963	$13,491
Income from affiliated investments(1)	113	100	114
Security lending income - net(1) (2)	23	28	18
Less: foreign taxes withheld	(131)	(322)	(1)
Total Investment Income	32,765	40,769	13,622
Expenses:
Investment advisory fees	7,774	5,284	6,383
Administration fees	5,719	4,506	4,729
Shareholder servicing fees Class F	4,767	3,252	3,442
Shareholder servicing fees Class I	–	7	7
Trustees' fees	45	34	36
Chief compliance officer fees	11	9	9
Administration servicing fees Class I	–	7	7
Printing fees	154	126	121
Professional fees	104	81	85
Custodian/Wire agent fees	85	67	68
Registration fees	80	56	64
Pricing fees	21	17	16
Other expenses	38	29	32
Total Expenses	18,798	13,475	14,999
Less:
Waiver of investment advisory fees	(548)	(361)	(1,172)
Waiver of shareholder servicing fees Class F	(38)	(26)	(28)
Waiver of shareholder servicing fees Class I	–	(1)	(1)
Waiver of administration fees	(644)	(125)	(92)
Net Expenses	17,568	12,962	13,706
Net Investment Income (Loss)	15,197	27,807	(84)
Net Realized Gain (Loss) on:
Investments	170,249	101,410	117,255
Affiliated investments	–	(1)	1
Futures contracts	326	(2,446)	(1,144)
Capital gains on Affiliated Investments	1	–	–
Net Realized Gain (Loss)	170,576	98,963	116,112
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(513,192)	(260,703)	(503,216)
Affiliated investments	(1)	(2)	–
Futures contracts	(454)	(228)	(275)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Net Change in Unrealized Appreciation (Depreciation)	$(513,647)	$(260,933)	$(503,491)
Net Decrease in Net Assets Resulting from Operations	$(327,874)	$(134,163)	$(387,463)

(1)	See Note 6 in Notes to Financial Statements.
(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund

$15,546	$80,074	$13,976	$8,724	$8,180	$3,349	$13,790
44	134	13	61	57	40	86
39	48	–	88	20	169	15
(4)	(532)	(3)	(29)	(18)	(7)	(22)
15,625	79,724	13,986	8,844	8,239	3,551	13,869

538	17,724	282	4,050	2,733	2,475	6,257
3,228	9,367	2,071	1,869	1,261	1,142	2,888
2,690	9,803	2,337	1,493	879	849	2,138
–	–	16	–	4	3	–
18	100	21	14	9	9	22
6	26	5	4	2	2	6
–	–	16	–	4	3	–
89	356	75	49	35	29	76
58	235	49	33	23	20	50
48	195	41	26	18	12	42
30	159	36	25	16	16	37
18	45	14	12	8	8	15
128	84	113	12	7	7	18
6,851	38,094	5,076	7,587	4,999	4,575	11,549

(323)	–	(94)	(469)	(328)	(410)	(738)
(1,614)	(78)	(1,870)	(12)	(7)	(7)	(257)
–	–	(3)	–	–	–	–
(2,206)	(62)	(710)	(54)	(27)	(19)	(83)
2,708	37,954	2,399	7,052	4,637	4,139	10,471
12,917	41,770	11,587	1,792	3,602	(588)	3,398

(11,861)	178,918	64,666	10,693	16,399	(7,488)	3,714
(1)	(2)	(3)	–	(5)	(2)	–
(654)	(627)	(294)	(46)	182	110	161
–	1	–	–	–	–	–
(12,516)	178,290	64,369	10,647	16,576	(7,380)	3,875

(188,910)	(834,287)	(214,224)	(125,888)	(91,169)	(97,012)	(193,181)
(28)	(2)	1	(2)	–	(4)	(1)
(230)	(77)	(207)	–	24	–	–
–	(10)	–	–	–	–	–
$(189,168)	$(834,376)	$(214,430)	$(125,890)	$(91,145)	$(97,016)	$(193,182)
$(188,767)	$(614,316)	$(138,474)	$(113,451)	$(70,967)	$(104,984)	$(185,909)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2022

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Investment Income:
Dividends	$1,361	$24,849	$25,233
Income from affiliated investments(1)	11	105	63
Interest income	–	–	32
Security lending income - net(1) (2)	1	48	76
Less: foreign taxes withheld	(2)	(158)	(1,423)
Total Investment Income	1,371	24,844	23,981
Expenses:
Investment advisory fees	338	6,060	6,328
Administration fees	253	2,797	2,921
Shareholder servicing fees Class F	200	1,854	2,123
Shareholder servicing fees Class I	1	2	2
Trustees' fees	2	21	22
Administration servicing fees Class I	1	2	2
Chief compliance officer fees	–	5	6
Printing fees	7	76	78
Professional fees	4	51	53
Custodian/Wire agent fees	4	41	90
Pricing fees	4	12	20
Registration fees	3	40	38
Other expenses	2	18	26
Total Expenses	819	10,979	11,709
Less:
Waiver of investment advisory fees	–	(2,429)	(1,051)
Waiver of shareholder servicing fees Class F	(2)	(15)	(17)
Waiver of shareholder servicing fees Class I	–	–	–
Waiver of administration fees	–	(596)	(111)
Net Expenses	817	7,939	10,530
Net Investment Income	554	16,905	13,451
Net Realized Gain (Loss) on:
Investments	(773)	78,800	48,443
Securities sold short	–	–	–
Affiliated investments	–	–	(1)
Futures contracts	(187)	(2,135)	(1,047)
Foreign currency translation	–	(17)	(3,243)
Forward foreign currency contracts	–	–	30,122
Purchased options and swaptions	–	–	–
Written options and swaptions	–	–	–
Swap contracts	–	–	–
Capital gains on Affiliated Investments	–	–	–
Net Realized Gain (Loss)	(960)	76,648	74,274
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(12,322)	(138,791)	(168,249)
Affiliated investments	–	(1)	(3)
Futures contracts	(106)	(251)	(255)
Purchased options and swaptions	–	–	–
Written options and swaptions	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	(4)	(355)
Forward foreign currency contracts	–	–	2,106
Net Change in Unrealized Appreciation (Depreciation)	$(12,428)	$(139,047)	$(166,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,834)	$(45,494)	$(79,031)

(1)	See Note 6 in Notes to Financial Statements.
(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Real Estate Fund	Core Fixed Income Fund	High Yield Bond Fund	Conservative Income Fund	Tax-Free Conservative Income Fund

$19,871	$16,140	$2,226	$–	$3,108	$–	$–
109	23	11	619	242	1	–
2	9	–	105,731	83,348	2,819	1,159
23	186	2	195	–	–	–
(81)	(1,245)	–	(247)	(8)	–	–
19,924	15,113	2,239	106,298	86,690	2,820	1,159

6,601	2,426	717	11,627	7,252	306	189
3,046	1,680	331	6,676	2,967	613	377
2,323	798	232	9,389	3,255	729	453
–	–	1	11	1	–	–
23	9	3	96	34	7	4
–	–	1	11	1	–	–
6	2	1	24	9	2	1
85	29	9	341	121	28	17
56	19	5	225	80	18	11
46	33	5	159	60	14	8
11	17	2	669	254	17	12
37	15	4	200	57	11	7
19	8	2	81	28	5	3
12,253	5,036	1,313	29,509	14,119	1,750	1,082

(2,171)	(1,007)	(91)	(2,592)	(1,135)	(142)	(96)
(19)	(6)	(2)	(75)	(26)	(442)	(312)
–	–	–	(1)	–	–	–
(101)	(5)	(1)	–	(146)	(418)	(263)
9,962	4,018	1,219	26,841	12,812	748	411
9,962	11,095	1,020	79,457	73,878	2,072	748

50,760	(6,509)	4,757	(244,862)	(18,293)	5	1
–	–	–	22	–	–	–
–	(2)	–	(24)	–	–	–
(1,444)	(545)	–	(45,839)	–	–	–
(19)	(919)	–	614	(1)	–	–
–	3	–	(2,327)	(15)	–	–
–	–	–	(5,620)	–	–	–
–	–	–	3,977	–	–	–
–	–	–	10,099	(319)	–	–
–	–	–	4	1	–	–
49,297	(7,972)	4,757	(283,956)	(18,627)	5	1

(74,308)	(81,289)	(22,938)	(536,129)	(254,336)	(87)	(168)
–	–	(1)	(2)	–	–	–
119	3	–	(13,844)	–	–	–
–	–	–	(643)	–	–	–
–	–	–	(2,828)	–	–	–
–	–	–	4,742	381	–	–
(3)	(252)	–	(106)	–	–	–
–	–	–	(2,297)	(5)	–	–
$(74,192)	$(81,538)	$(22,939)	$(551,107)	$(253,960)	$(87)	$(168)
$(14,933)	$(78,415)	$(17,162)	$(755,606)	$(198,709)	$1,990	$581

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF OPERATIONS/CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2022

	Real Return Fund	Dynamic Asset Allocation Fund
Investment Income:
Dividends	$–	$10,715
Income from affiliated investments(1)	10	7
Interest income	20,138	233
Less: foreign taxes withheld	–	(2)
Total Investment Income	20,148	10,953
Expenses:
Shareholder servicing fees Class F	645	1,887
Investment advisory fees	607	4,786
Administration fees	552	2,393
Trustees' fees	6	18
Chief compliance officer fees	2	5
Printing fees	26	62
Professional fees	16	42
Custodian/Wire agent fees	13	28
Registration fees	9	31
Pricing fees	3	12
Dividend and interest expense on securities sold short	–	–
Interest expense	–	–
Other expenses	5	15
Total Expenses	1,884	9,279
Less:
Waiver of investment advisory fees	(248)	(3,295)
Waiver of shareholder servicing fees Class F	(387)	–
Waiver of administration fees	(19)	(91)
Net Expenses	1,230	5,893
Net Investment Income	18,918	5,060
Net Realized Gain (Loss) on:
Investments	(183)	55,195
Securities sold short	–	–
Futures contracts	–	(8,842)
Foreign currency translation	–	57
Forward foreign currency contracts	–	(13)
Purchased options and swaptions	–	13,723
Written options and swaptions	–	340
Swap contracts	–	22,648
Capital gains on Affiliated Investments	–	–
Net Realized Gain (Loss)	(183)	83,108
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(31,793)	(165,409)
Securities sold short	–	–
Futures contracts	–	(5,196)
Purchased options and swaptions	–	(4,265)
Written options and swaptions	–	45
Swap contracts	–	(6,785)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–
Forward foreign currency contracts	–	43
Net Change in Unrealized Appreciation (Depreciation)	$(31,793)	$(181,567)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,058)	$(93,399)

(1)	See Note 6 in Notes to Financial Statements.
(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$1,372	$4,062	$1,525	$6,467	$1,006
674	–	–	–	–
10,020	56,576	42,016	37,747	5,218
(14)	(297)	(90)	–	(7)
12,052	60,341	43,451	44,214	6,217

1,063	5,809	1,709	2,094	1,649
6,556	18,754	5,056	4,832	2,782
1,311	6,785	2,528	2,636	2,087
10	57	19	20	16
3	14	5	5	4
37	196	67	78	59
24	132	44	49	39
31	75	44	26	23
17	98	34	31	27
112	82	226	109	16
1,511	–	–	1,825	–
1,013	–	–	1,160	–
8	48	17	16	14
11,696	32,050	9,749	12,881	6,716

(2,807)	(2,748)	(1,520)	(1,915)	(278)
–	–	(1,025)	–	(989)
(473)	(432)	(601)	(156)	(1,152)
8,416	28,870	6,603	10,810	4,297
3,636	31,471	36,848	33,404	1,920

(22,545)	(31,192)	11,072	8,041	5,774
8,240	–	–	(17,976)	–
193	(332,075)	(18,515)	42,711	(16,493)
(925)	(21,885)	(1,806)	315	(20,478)
402	87,104	5,455	1,675	26,496
(927)	–	2,583	1,939	(407)
593	–	(1,452)	(1,189)	217
3,361	(47,998)	6,573	14,119	(1,364)
2	–	–	–	–
(11,606)	(346,046)	3,910	49,635	(6,255)

(31,636)	(186,385)	(169,166)	(86,522)	(24,183)
8,882	–	–	48,093	–
(88)	(37,053)	(10,822)	(7,184)	(52)
109	–	696	(495)	(35)
(332)	–	(582)	939	(38)
(1,166)	(1,223)	(3,359)	7,332	(603)
(81)	85	(122)	(15)	1,180
94	1,048	76	(153)	(1,620)
$(24,218)	$(223,528)	$(183,279)	$(38,005)	$(25,351)
$(32,188)	$(538,103)	$(142,521)	$45,034	$(29,686)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$15,197	$14,332	$27,807	$27,393	$(84)	$(4,041)
Net realized gain (loss)	170,576	269,789	98,963	117,261	116,112	210,908
Capital gain distribution from investment	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	(513,647)	287,532	(260,933)	317,839	(503,491)	181,592
Net Increase (Decrease) in Net Assets Resulting from Operations	(327,874)	571,653	(134,163)	462,493	(387,463)	388,459
Distributions:
Class F:	(268,239)	(70,587)	(80,770)	(23,697)	(189,817)	(127,247)
Class I:	N/A	N/A	(193)	(48)	(551)	(330)
Class Y:	(13,977)	(4,062)	(13,213)	(3,806)	(28,424)	(16,537)
Total Distributions	(282,216)	(74,649)	(94,176)	(27,551)	(218,792)	(144,114)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	208,257	222,584	218,643	182,475	271,763	203,033
Reinvestment of dividends & distributions	246,549	65,129	75,731	22,281	176,988	119,107
Cost of shares redeemed	(401,737)	(652,608)	(352,574)	(360,399)	(330,620)	(417,077)
Net increase (decrease) from Class F transactions	53,069	(364,895)	(58,200)	(155,643)	118,131	(94,937)
Class I:
Proceeds from shares issued	N/A	N/A	1,353	312	434	964
Reinvestment of dividends & distributions	N/A	N/A	173	38	495	290
Cost of shares redeemed	N/A	N/A	(2,056)	(586)	(1,819)	(806)
Net increase (decrease) from Class I transactions	N/A	N/A	(530)	(236)	(890)	448
Class Y:
Proceeds from shares issued	11,036	10,915	29,107	33,465	49,661	45,039
Reinvestment of dividends & distributions	13,514	3,944	12,530	3,560	26,869	15,476
Cost of shares redeemed	(58,092)	(33,878)	(39,750)	(34,761)	(31,042)	(37,081)
Net increase (decrease) from Class Y transactions	(33,542)	(19,019)	1,887	2,264	45,488	23,434
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	19,527	(383,914)	(56,843)	(153,615)	162,729	(71,055)
Net Increase (Decrease) in Net Assets	(590,563)	113,090	(285,182)	281,327	(443,526)	173,290
Net Assets
Beginning of year	2,160,467	2,047,377	1,529,542	1,248,215	1,743,270	1,569,980
End of year	$1,569,904	$2,160,467	$1,244,360	$1,529,542	$1,299,744	$1,743,270

(1)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund
2022	2021	2022	2021	2022	2021	2022	2021

$12,917	$11,000	$41,770	$40,610	$11,587	$11,440	$1,792	$667
(12,516)	1,878	178,289	198,814	64,369	73,511	10,647	167,926
—	—	1	—	—	—	—	—
(189,168)	214,364	(834,376)	928,426	(214,430)	156,418	(125,890)	91,648
(188,767)	227,242	(614,316)	1,167,850	(138,474)	241,369	(113,451)	260,241

(15,797)	(10,181)	(209,161)	(85,083)	(75,572)	(53,607)	(123,055)	(761)
N/A	N/A	N/A	N/A	(502)	(321)	N/A	N/A
N/A	N/A	(27,949)	(11,562)	N/A	N/A	(5,426)	(86)
(15,797)	(10,181)	(237,110)	(96,645)	(76,074)	(53,928)	(128,481)	(847)

303,335	426,026	299,638	303,901	97,115	72,622	71,913	83,621
15,028	9,701	182,965	75,242	66,695	48,222	114,411	707
(302,229)	(269,127)	(609,242)	(640,988)	(191,252)	(170,771)	(114,277)	(181,964)
16,134	166,600	(126,639)	(261,845)	(27,442)	(49,927)	72,047	(97,636)

N/A	N/A	N/A	N/A	1,137	1,576	N/A	N/A
N/A	N/A	N/A	N/A	441	268	N/A	N/A
N/A	N/A	N/A	N/A	(2,208)	(1,455)	N/A	N/A
N/A	N/A	N/A	N/A	(630)	389	N/A	N/A

N/A	N/A	52,211	45,978	N/A	N/A	3,654	4,352
N/A	N/A	26,149	10,734	N/A	N/A	5,232	83
N/A	N/A	(67,364)	(66,074)	N/A	N/A	(6,836)	(13,366)
N/A	N/A	10,996	(9,362)	N/A	N/A	2,050	(8,931)
16,134	166,600	(115,643)	(271,207)	(28,072)	(49,538)	74,097	(106,567)
(188,430)	383,661	(967,069)	799,998	(242,620)	137,903	(167,835)	152,827

1,090,118	706,457	4,577,367	3,777,369	987,987	850,084	682,349	529,522
$901,688	$1,090,118	$3,610,298	$4,577,367	$745,367	$987,987	$514,514	$682,349

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$3,602	$2,506	$(588)	$(1,827)	$3,398	$1,244
Net realized gain (loss)	16,576	53,021	(7,380)	95,225	3,875	117,138
Net change in unrealized appreciation (depreciation)	(91,145)	120,003	(97,016)	40,141	(193,182)	211,186
Net Increase (Decrease) in Net Assets Resulting from Operations	(70,967)	175,530	(104,984)	133,539	(185,909)	329,568
Distributions:
Class F:	(28,963)	(2,113)	(81,068)	—	(85,601)	(1,267)
Class I:	(150)	(7)	(380)	—	N/A	N/A
Class Y:	(5,667)	(526)	(9,315)	—	(10,758)	(351)
Total Distributions	(34,780)	(2,646)	(90,763)	—	(96,359)	(1,618)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	66,183	68,130	45,964	72,313	80,105	101,402
Reinvestment of dividends & distributions	26,971	1,971	74,743	—	74,501	1,111
Cost of shares redeemed	(80,336)	(101,454)	(51,627)	(100,763)	(129,864)	(141,459)
Net increase (decrease) from Class F transactions	12,818	(31,353)	69,080	(28,450)	24,742	(38,946)
Class I:
Proceeds from shares issued	80	259	209	381	N/A	N/A
Reinvestment of dividends & distributions	142	7	350	—	N/A	N/A
Cost of shares redeemed	(1,000)	(264)	(685)	(429)	N/A	N/A
Net increase (decrease) from Class I transactions	(778)	2	(126)	(48)	N/A	N/A
Class Y:
Proceeds from shares issued	10,199	9,409	5,555	6,348	10,162	7,745
Reinvestment of dividends & distributions	5,281	486	8,670	—	10,054	324
Cost of shares redeemed	(7,967)	(15,042)	(5,884)	(7,803)	(12,217)	(16,302)
Net increase (decrease) from Class Y transactions	7,513	(5,147)	8,341	(1,455)	7,999	(8,233)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	19,553	(36,498)	77,295	(29,953)	32,741	(47,179)
Net Increase (Decrease) in Net Assets	(86,194)	136,386	(118,452)	103,586	(249,527)	280,771
Net Assets
Beginning of year	434,033	297,647	428,405	324,819	1,030,276	749,505
End of year	$347,839	$434,033	$309,953	$428,405	$780,749	$1,030,276

(1)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Mid-Cap Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund
2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

$554	$393	$16,905	$19,226	$13,451	$11,554	$9,962	$10,525	$11,095	$9,735
(960)	24,293	76,648	216,873	74,274	102,920	49,297	36,315	(7,972)	7,755
(12,428)	(240)	(139,047)	28,223	(166,756)	28,033	(74,192)	137,951	(81,538)	30,469
(12,834)	24,446	(45,494)	264,322	(79,031)	142,507	(14,933)	184,791	(78,415)	47,959

(17,821)	(552)	(74,613)	(74,071)	(99,371)	(9,100)	(44,793)	(16,500)	(10,683)	(5,612)
(119)	(4)	(119)	(122)	(117)	(8)	N/A	N/A	N/A	N/A
(702)	(33)	(20,458)	(79,965)	(14,771)	(1,740)	(4,339)	(1,679)	(1,958)	(1,091)
(18,642)	(589)	(95,190)	(154,158)	(114,259)	(10,848)	(49,132)	(18,179)	(12,641)	(6,703)

44,463	18,486	130,696	110,819	111,073	135,895	111,375	95,526	55,878	56,716
16,597	511	63,699	63,662	84,681	7,835	37,742	14,024	9,216	4,833
(44,477)	(29,960)	(189,071)	(263,199)	(198,493)	(290,305)	(223,539)	(197,881)	(74,475)	(73,462)
16,583	(10,963)	5,324	(88,718)	(2,739)	(146,575)	(74,422)	(88,331)	(9,381)	(11,913)

109	68	8	40	8	37	N/A	N/A	N/A	N/A
118	4	119	122	116	8	N/A	N/A	N/A	N/A
(410)	(210)	(844)	(250)	(605)	(80)	N/A	N/A	N/A	N/A
(183)	(138)	(717)	(88)	(481)	(35)	N/A	N/A	N/A	N/A

1,412	2,444	17,409	81,390	18,351	21,139	10,885	7,953	7,289	4,989
696	32	18,535	78,716	12,865	1,591	3,848	1,444	1,685	935
(862)	(2,403)	(54,045)	(866,669)	(28,874)	(55,034)	(14,652)	(15,890)	(11,416)	(8,289)
1,246	73	(18,101)	(706,563)	2,342	(32,304)	81	(6,493)	(2,442)	(2,365)
17,646	(11,028)	(13,494)	(795,369)	(878)	(178,914)	(74,341)	(94,824)	(11,823)	(14,278)
(13,830)	12,829	(154,178)	(685,205)	(194,168)	(47,255)	(138,406)	71,788	(102,879)	26,978

82,824	69,995	951,620	1,636,825	1,010,554	1,057,809	1,004,080	932,292	395,483	368,505
$68,994	$82,824	$797,442	$951,620	$816,386	$1,010,554	$865,674	$1,004,080	$292,604	$395,483

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income	$1,020	$739	$79,457	$57,529	$73,878	$90,864
Capital gain distribution from investment	—	—	4	—	1	—
Net realized gain (loss)	4,757	12,912	(283,960)	34,029	(18,628)	25,326
Net change in unrealized appreciation (depreciation)	(22,939)	19,615	(551,107)	(89,183)	(253,960)	138,204
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,162)	33,266	(755,606)	2,375	(198,709)	254,394
Distributions:
Class F:	(7,139)	(4,639)	(82,466)	(209,245)	(89,328)	(99,417)
Class I:	(30)	(19)	(85)	(248)	(15)	(35)
Class Y:	(1,354)	(1,093)	(11,442)	(26,125)	(13,180)	(13,886)
Total Distributions	(8,523)	(5,751)	(93,993)	(235,618)	(102,523)	(113,338)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	34,788	18,726	674,455	1,058,326	241,315	259,561
Reinvestment of dividends & distributions	6,464	4,164	75,249	190,625	79,075	88,858
Cost of shares redeemed	(42,936)	(34,821)	(904,145)	(799,251)	(372,248)	(299,577)
Net increase (decrease) from Class F transactions	(1,684)	(11,931)	(154,441)	449,700	(51,858)	48,842
Class I:
Proceeds from shares issued	4	15	335	1,068	5	118
Reinvestment of dividends & distributions	30	19	67	187	16	36
Cost of shares redeemed	(235)	(15)	(1,234)	(584)	(576)	(25)
Net increase (decrease) from Class I transactions	(201)	19	(832)	671	(555)	129
Class Y:
Proceeds from shares issued	2,448	1,302	72,075	144,791	37,252	24,292
Reinvestment of dividends & distributions	1,298	1,032	11,112	24,972	12,850	13,536
Cost of shares redeemed	(4,344)	(6,291)	(80,320)	(98,397)	(48,456)	(33,312)
Net increase (decrease) from Class Y transactions	(598)	(3,957)	2,867	71,366	1,646	4,516
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(2,483)	(15,869)	(152,406)	521,737	(50,767)	53,487
Net Increase (Decrease) in Net Assets	(28,168)	11,646	(1,002,005)	288,494	(351,999)	194,543
Net Assets
Beginning of year	103,331	91,685	4,607,701	4,319,207	1,626,903	1,432,360
End of year	$75,163	$103,331	$3,605,696	$4,607,701	$1,274,904	$1,626,903

(1)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Conservative Income Fund		Tax-Free Conservative Income Fund		Real Return Fund		Dynamic Asset Allocation Fund
2022	2021	2022	2021	2022	2021	2022	2021

$2,072	$30	$748	$21	$18,918	$10,657	$5,060	$4,868
—	—	—	—	—	—	—	—
5	4	1	5	(183)	3,419	83,108	95,367
(87)	(48)	(168)	(37)	(31,793)	(733)	(181,567)	133,752
1,990	(14)	581	(11)	(13,058)	13,343	(93,399)	233,987

(1,944)	(27)	(698)	(20)	(15,792)	(5,681)	(84,694)	(53,187)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(98)	(2)	(33)	(1)	(1,141)	(492)	(4,926)	(3,265)
(2,042)	(29)	(731)	(21)	(16,933)	(6,173)	(89,620)	(56,452)

234,776	136,861	66,380	76,662	109,238	50,858	83,921	110,155
1,495	22	581	16	12,967	4,596	78,820	49,479
(160,921)	(186,175)	(73,634)	(105,843)	(81,437)	(72,570)	(208,511)	(234,020)
75,350	(49,292)	(6,673)	(29,165)	40,768	(17,116)	(45,770)	(74,386)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

5,123	8,817	8,200	9,684	4,179	4,797	6,378	4,566
93	2	31	1	1,082	466	4,823	3,205
(6,877)	(14,127)	(12,607)	(6,187)	(4,514)	(9,311)	(12,907)	(12,499)
(1,661)	(5,308)	(4,376)	3,498	747	(4,048)	(1,706)	(4,728)
73,689	(54,600)	(11,049)	(25,667)	41,515	(21,164)	(47,476)	(79,114)
73,637	(54,643)	(11,199)	(25,699)	11,524	(13,994)	(230,495)	98,421

286,643	341,286	192,899	218,598	246,250	260,244	863,953	765,532
$360,280	$286,643	$181,700	$192,899	$257,774	$246,250	$633,458	$863,953

SEI Institutional Managed Trust / Annual Report / September 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$3,636	$4,135	$31,471	$(3,282)	$36,848	$35,147
Capital gain distribution from investment	2	1,293	—	—	—	—
Net realized gain (loss)	(11,608)	39,398	(346,046)	408,868	3,910	22,225
Net change in unrealized appreciation (depreciation)	(24,218)	(4,886)	(223,528)	(61,686)	(183,279)	28,851
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,188)	39,940	(538,103)	343,900	(142,521)	86,223
Distributions:
Class F:	(31,913)	(13,167)	(319,256)	(126,250)	(29,430)	(26,306)
Class Y:	(651)	(263)	(24,540)	(9,708)	(7,046)	(5,898)
Total Distributions	(32,564)	(13,430)	(343,796)	(135,958)	(36,476)	(32,204)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	56,599	58,785	287,707	349,735	92,813	124,809
Reinvestment of dividends & distributions	28,632	11,882	291,088	115,417	25,506	22,936
Cost of shares redeemed	(76,788)	(110,237)	(378,794)	(570,957)	(164,750)	(203,258)
Net increase (decrease) from Class F transactions	8,443	(39,570)	200,001	(105,805)	(46,431)	(55,513)
Class Y:
Proceeds from shares issued	1,611	935	22,797	28,314	18,241	39,537
Reinvestment of dividends & distributions	615	247	24,167	9,575	6,305	5,431
Cost of shares redeemed	(1,491)	(1,535)	(31,818)	(50,716)	(24,915)	(43,784)
Net increase (decrease) from Class Y transactions	735	(353)	15,146	(12,827)	(369)	1,184
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	9,178	(39,923)	215,147	(118,632)	(46,800)	(54,329)
Net Increase (Decrease) in Net Assets	(55,574)	(13,413)	(666,752)	89,310	(225,797)	(310)
Net Assets
Beginning of year	458,519	471,932	2,699,839	2,610,529	931,961	932,271
End of year	$402,945	$458,519	$2,033,087	$2,699,839	$706,164	$931,961

(1)	See Note 7 in Notes to Financial Statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund
2022	2021	2022	2021

$33,404	$22,919	$1,920	$3
—	—	—	—
49,635	28,775	(6,255)	21,289
(38,005)	58,940	(25,351)	4,450
45,034	110,634	(29,686)	25,742

(58,859)	(10,636)	(18,556)	(7,473)
(3,253)	(776)	(1,084)	(530)
(62,112)	(11,412)	(19,640)	(8,003)

192,810	136,205	145,926	157,770
53,507	9,692	14,496	6,005
(250,560)	(171,680)	(170,164)	(230,131)
(4,243)	(25,783)	(9,742)	(66,356)

4,229	5,966	4,063	8,771
3,181	761	1,051	519
(15,746)	(13,517)	(8,043)	(20,602)
(8,336)	(6,790)	(2,929)	(11,312)
(12,579)	(32,573)	(12,671)	(77,668)
(29,657)	66,649	(61,997)	(59,929)

847,784	781,135	720,803	780,732
$818,127	$847,784	$658,806	$720,803

SEI Institutional Managed Trust / Annual Report / September 30, 2022

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended September 30, 2022

Multi-Asset Inflation Managed Fund
Cash Flows Provided By Operating Activities:
Net Increase in Net Assets Resulting from Operations	$45,034
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchase of Investment Securities	(1,155,901)
Proceeds from Disposition of Investment Securities	1,166,545
Proceeds from Securities Sold Short	81,177
Purchases to Cover Securities Sold Short	(53,842)
Purchased Options/Purchases to Cover Written Options	1,853
Amortization (Accretion of Market Discount)	(29,007)
Net Realized (Gain) Loss on:
Investments and Securities Sold Short	9,935
Net Change in Unrealized (Appreciation) Depreciation on:
Investments and Securities Sold Short	38,429
Changes in Assets:
OTC Swap Contracts, at Value	2,755
OTC Options, at value	1,568
Cash Collateral on Over The Counter Swaps	(570)
Cash Collateral on Centrally Cleared Swaps	1,051
Cash Collateral on Futures	(2,363)
Receivable for Investment Securities Sold	(3,947)
Dividends and Interest Receivable	(434)
Receivable for Variation Margin on Futures	2,528
Receivable for Variation Margin on Swaps	(298)
Foreign Tax Reclaim receivable	4
Unrealized Loss on Forward Foreign Currency Contracts	186
Due from Broker	(547)
Prepaid expenses	1
Changes in Liabilities:
OTC Swap Contracts, at Value	2,027
OTC Options, at value	(909)
Payable for securities sold short	(2,842)
Payable for Investment Securities Purchased	(6,736)
Administration Fees Payable	13
Shareholder Servicing Fees Payable	(164)
Payable for Variation Margin on Futures	430
Payable for Variation Margin on Swaps	(895)
Repurchase Agreements Payable	467
Investment Advisory Fees Payable	(17)
Due to Broker	1,502
Unrealized Gain on Forward Foreign Currency Contracts	(33)
Accrued Expense Payable	396
Net Cash Provided by Operating Activities	97,396
Cash Flows Used In Financing Activities
Reverse Repurchase Agreements	(64,214)
Dividends and Distributions	(62,112)
Proceeds from Shares Issued	197,024
Reinvestment of Dividends and Distributions	56,688
Cost of Shares Redeemed	(266,175)
Net Cash Used In Financing Activities	(138,789)
Net Change in Cash, Restricted Cash, and Foreign Currency	(41,393)
Cash, Restricted Cash, and Foreign Currency at Beginning of Period	$178,510
Cash, Restricted Cash, and Foreign Currency at End of Period	$137,117
Supplemental Disclosure of Cash Flow Information Interest paid	$1,160

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class F
2022	$17.51	$0.12	$(2.62)	$(2.50)	$(0.10)	$(2.25)	$(2.35)	$12.66	(17.25)%	$1,519,963	0.89%	0.95%	0.75%	39%
2021	13.95	0.10	4.00	4.10	(0.12)	(0.42)	(0.54)	17.51	29.93	2,050,558	0.89	0.95	0.63	33
2020	13.94	0.16	0.89	1.05	(0.18)	(0.86)	(1.04)	13.95	7.67	1,944,209	0.89	0.96	1.16	63
2019	15.92	0.19	(0.22)	(0.03)	(0.18)	(1.77)	(1.95)	13.94	1.17	2,158,883	0.89	0.95	1.37	72
2018	14.65	0.13	2.22	2.35	(0.12)	(0.96)	(1.08)	15.92	16.80	2,439,320	0.89	0.94	0.87	80
Class Y
2022	$17.52	$0.15	$(2.62)	$(2.47)	$(0.14)	$(2.25)	$(2.39)	$12.66	(17.08)%	$49,941	0.64%	0.70%	0.95%	39%
2021	13.95	0.15	4.00	4.15	(0.16)	(0.42)	(0.58)	17.52	30.33	109,909	0.64	0.70	0.88	33
2020	13.95	0.19	0.89	1.08	(0.22)	(0.86)	(1.08)	13.95	7.86	103,168	0.64	0.71	1.41	63
2019	15.93	0.22	(0.22)	—	(0.21)	(1.77)	(1.98)	13.95	1.44	131,736	0.64	0.70	1.62	72
2018	14.66	0.17	2.22	2.39	(0.16)	(0.96)	(1.12)	15.93	17.08	137,136	0.64	0.69	1.11	80
Large Cap Value Fund
Class F
2022	$27.27	$0.49	$(3.07)	$(2.58)	$(0.48)	$(1.19)	$(1.67)	$23.02	(10.30)%	$1,068,126	0.89%	0.93%	1.81%	24%
2021	20.11	0.46	7.16	7.62	(0.46)	—	(0.46)	27.27	38.21	1,322,518	0.89	0.93	1.80	29
2020	23.25	0.45	(2.70)	(2.25)	(0.46)	(0.43)	(0.89)	20.11	(9.96)	1,097,338	0.89	0.93	2.15	65
2019	26.21	0.50	(0.92)	(0.42)	(0.48)	(2.06)	(2.54)	23.25	(0.91)	1,190,700	0.89	0.93	2.17	52
2018	24.70	0.39	2.39	2.78	(0.37)	(0.90)	(1.27)	26.21	11.54	1,285,571	0.89	0.93	1.51	83
Class I
2022	$27.30	$0.43	$(3.07)	$(2.64)	$(0.42)	$(1.19)	$(1.61)	$23.05	(10.52)%	$2,111	1.11%	1.18%	1.57%	24%
2021	20.13	0.40	7.18	7.58	(0.41)	—	(0.41)	27.30	37.93	3,060	1.11	1.18	1.58	29
2020	23.27	0.41	(2.71)	(2.30)	(0.41)	(0.43)	(0.84)	20.13	(10.17)	2,454	1.11	1.18	1.93	65
2019	26.23	0.45	(0.93)	(0.48)	(0.42)	(2.06)	(2.48)	23.27	(1.14)	3,042	1.11	1.18	1.95	52
2018	24.71	0.33	2.40	2.73	(0.31)	(0.90)	(1.21)	26.23	11.30	4,427	1.11	1.18	1.29	83
Class Y
2022	$27.27	$0.56	$(3.07)	$(2.51)	$(0.55)	$(1.19)	$(1.74)	$23.02	(10.06)%	$174,123	0.64%	0.68%	2.06%	24%
2021	20.11	0.52	7.16	7.68	(0.52)	—	(0.52)	27.27	38.55	203,964	0.64	0.68	2.05	29
2020	23.26	0.51	(2.71)	(2.20)	(0.52)	(0.43)	(0.95)	20.11	(9.76)	148,423	0.64	0.68	2.40	65
2019	26.21	0.55	(0.91)	(0.36)	(0.53)	(2.06)	(2.59)	23.26	(0.62)	150,772	0.64	0.69	2.41	52
2018	24.70	0.45	2.40	2.85	(0.44)	(0.90)	(1.34)	26.21	11.82	141,700	0.64	0.68	1.77	83

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Growth Fund
Class F
2022	$51.97	$(0.02)	$(10.34)	$(10.36)	$(0.01)	$(6.74)	$(6.75)	$34.86	(23.91)%	$1,110,117	0.89%	0.97%	(0.04)%	61%
2021	45.29	(0.13)	11.07	10.94	(0.03)	(4.23)	(4.26)	51.97	25.80	1,515,191	0.89	0.97	(0.26)	42
2020	35.79	0.04	11.63	11.67	(0.08)	(2.09)	(2.17)	45.29	34.07	1,395,858	0.89	0.98	0.11	58
2019	39.89	0.13	0.22	0.35	(0.12)	(4.33)	(4.45)	35.79	2.43	1,314,152	0.89	0.98	0.36	88
2018	34.72	0.06	8.03	8.09	(0.05)	(2.87)	(2.92)	39.89	24.74	1,416,472	0.89	0.98	0.16	75
Class I
2022	$50.26	$(0.13)	$(9.90)	$(10.03)	$—	$(6.74)	$(6.74)	$33.49	(24.08)%	$2,094	1.11%	1.22%	(0.30)%	61%
2021	43.99	(0.23)	10.73	10.50	—	(4.23)	(4.23)	50.26	25.53	4,178	1.11	1.22	(0.49)	42
2020	34.86	(0.04)	11.30	11.26	(0.04)	(2.09)	(2.13)	43.99	33.75	3,239	1.11	1.23	(0.12)	58
2019	38.96	0.05	0.21	0.26	(0.03)	(4.33)	(4.36)	34.86	2.22	2,643	1.11	1.16	0.14	88
2018	34.02	(0.02)	7.84	7.82	(0.01)	(2.87)	(2.88)	38.96	24.42	3,863	1.11	1.23	(0.06)	75
Class Y
2022	$52.11	$0.10	$(10.41)	$(10.31)	$(0.03)	$(6.74)	$(6.77)	$35.03	(23.73)%	$187,533	0.64%	0.72%	0.22%	61%
2021	45.35	(0.01)	11.08	11.07	(0.08)	(4.23)	(4.31)	52.11	26.10	223,901	0.64	0.72	(0.02)	42
2020	35.84	0.14	11.63	11.77	(0.17)	(2.09)	(2.26)	45.35	34.39	170,883	0.64	0.73	0.36	58
2019	39.96	0.21	0.24	0.45	(0.24)	(4.33)	(4.57)	35.84	2.70	157,270	0.64	0.73	0.60	88
2018	34.76	0.15	8.04	8.19	(0.12)	(2.87)	(2.99)	39.96	25.04	139,001	0.64	0.73	0.41	75
Large Cap Index Fund
Class F
2022	$15.47	$0.18	$(2.82)	$(2.64)	$(0.18)	$(0.05)	$(0.23)	$12.60	(17.38)%	$901,688	0.25%	0.64%	1.20%	13%
2021	11.98	0.17	3.48	3.65	(0.16)	—	(0.16)	15.47	30.64	1,090,118	0.25	0.64	1.18	9
2020	10.54	0.17	1.46	1.63	(0.17)	(0.02)	(0.19)	11.98	15.67	706,457	0.25	0.64	1.52	8
2019	10.37	0.18	0.18	0.36	(0.17)	(0.02)	(0.19)	10.54	3.61	455,657	0.25	0.65	1.81	6
2018(2)	10.00	0.13	0.31	0.44	(0.07)	—	(0.07)	10.37	4.47 ‡	233,871	0.25	0.64	1.93	6
Tax-Managed Large Cap Fund
Class F
2022	$35.12	$0.31	$(5.11)	$(4.80)	$(0.29)	$(1.53)	$(1.82)	$28.50	(14.72)%	$3,182,189	0.89%	0.89%	0.91%	22%
2021	27.26	0.29	8.28	8.57	(0.30)	(0.41)	(0.71)	35.12	31.84	4,061,063	0.89	0.89	0.90	14
2020	27.53	0.31	1.80	2.11	(0.34)	(2.04)	(2.38)	27.26	7.84	3,368,577	0.89	0.91	1.19	40
2019	27.66	0.31	0.04	0.35	(0.30)	(0.18)	(0.48)	27.53	1.42	3,543,245	0.89	0.91	1.20	54
2018	24.11	0.22	3.83	4.05	(0.20)	(0.30)	(0.50)	27.66	16.99	3,773,973	0.89	0.90	0.84	44
Class Y
2022	$35.14	$0.40	$(5.11)	$(4.71)	$(0.38)	$(1.53)	$(1.91)	$28.52	(14.49)%	$428,109	0.64%	0.64%	1.16%	22%
2021	27.27	0.37	8.28	8.65	(0.37)	(0.41)	(0.78)	35.14	32.18	516,304	0.64	0.64	1.14	14
2020	27.54	0.38	1.80	2.18	(0.41)	(2.04)	(2.45)	27.27	8.11	408,792	0.64	0.66	1.44	40
2019	27.67	0.38	0.04	0.42	(0.37)	(0.18)	(0.55)	27.54	1.67	447,895	0.64	0.66	1.46	54
2018	24.13	0.28	3.82	4.10	(0.26)	(0.30)	(0.56)	27.67	17.22	371,706	0.64	0.65	1.08	44

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Includes contribution from SIMC. Without the cash contribution, the Fund's return would have been 4.26% (See Note 6 in the Notes to Financial Statements).
(1)	Per share calculated using average shares.
(2)	Commenced operations on January 31, 2018. All ratios for the period have been annualized.
*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund
Class F
2022	$92.42	$1.08	$(13.98)	$(12.90)	$(1.04)		$(6.14)	$(7.18)	$72.34	(15.68)%	$740,552	0.25%	0.54%	1.23%	3%
2021	75.64	1.04	20.61	21.65	(1.04)		(3.83)	(4.87)	92.42	29.73	981,074	0.25	0.54	1.20	5
2020	69.00	1.15	8.74	9.89	(1.20)		(2.05)	(3.25)	75.64	14.82 (2)	844,753	0.25	0.54	1.64	19
2019	68.94	1.24	1.29	2.53	(1.23)		(1.24)	(2.47)	69.00	4.07	826,946	0.25	0.54	1.90	11
2018(3)	60.22	1.20	9.19	10.39	(1.13)		(0.54)	(1.67)	68.94	17.53	904,819	0.29	0.55	1.85	17
Class I
2022	$93.01	$0.73	$(14.09)	$(13.36)	$(0.66)		$(6.14)	$(6.80)	$72.85	(16.02)%	$4,815	0.65%	0.79%	0.83%	3%
2021	76.11	0.69	20.75	21.44	(0.71)		(3.83)	(4.54)	93.01	29.21	6,913	0.65	0.79	0.80	5
2020	69.39	0.87	8.82	9.69	(0.92)		(2.05)	(2.97)	76.11	14.37 (2)	5,331	0.65	0.79	1.23	19
2019	69.31	0.98	1.30	2.28	(0.96)		(1.24)	(2.20)	69.39	3.66	5,322	0.65	0.79	1.49	11
2018(3)	60.56	0.92	9.30	10.22	(0.93)		(0.54)	(1.47)	69.31	17.13	6,372	0.65	0.80	1.43	17
Small Cap Fund
Class F
2022	$16.29	$0.04	$(2.34)	$(2.30)	$(0.01)		$(3.15)	$(3.16)	$10.83	(17.98)%	$493,393	1.14%	1.23%	0.28%	111%
2021	10.74	0.01	5.56	5.57	(0.02)		—	(0.02)	16.29	51.86	653,372	1.14	1.23	0.09	139
2020	11.05	0.02	(0.31)	(0.29)	(0.02	)(4)	—	(0.02)	10.74	(2.60)	503,795	1.14	1.23	0.16	149
2019	14.28	0.01	(1.67)	(1.66)	(0.01)		(1.56)	(1.57)	11.05	(10.85)	554,260	1.14	1.24	0.11	116
2018	13.25	(0.02)	1.97	1.95	—		(0.92)	(0.92)	14.28	15.56	690,400	1.14	1.24	(0.17)	162
Class Y
2022	$16.46	$0.07	$(2.36)	$(2.29)	$(0.05)		$(3.15)	$(3.20)	$10.97	(17.78)%	$21,121	0.89%	0.98%	0.52%	111%
2021	10.85	0.05	5.60	5.65	(0.04)		—	(0.04)	16.46	52.15	28,977	0.89	0.98	0.34	139
2020	11.15	0.04	(0.29)	(0.25)	(0.05	)(4)	—	(0.05)	10.85	(2.23)	25,727	0.89	0.98	0.41	149
2019	14.38	0.04	(1.69)	(1.65)	(0.02)		(1.56)	(1.58)	11.15	(10.66)	33,128	0.89	0.99	0.36	116
2018	13.31	0.01	1.98	1.99	—	^	(0.92)	(0.92)	14.38	15.83	36,423	0.89	0.99	0.07	162

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.
(2)

Includes contribution from SIMC. Without the cash contribution, the Fund's return for Class F and Class I would have been 14.78% and 14.33%, respectively (See Note 6 in the Notes to Financial Statements).

(3)	On April 20, 2018, the Class Y shares and Class E shares were converted to Class F shares. The performance and financial history shown of the class is solely that of the fund's Class F shares.
(4)	Includes return of capital less than $0.005.
^	Amount represents less than $0.005 per share.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Value Fund
Class F
2022	$27.04	$0.21	$(4.29)	$(4.08)	$(0.18)	$(2.01)	$(2.19)	$20.77	(16.59)%	$289,279	1.14%	1.23%	0.82%	42%
2021	17.07	0.14	9.98	10.12	(0.15)	—	(0.15)	27.04	59.43	364,946	1.14	1.23	0.56	80
2020	20.60	0.17	(3.46)	(3.29)	(0.24)	—	(0.24)	17.07	(16.03)	250,718	1.14	1.24	0.91	65
2019	25.54	0.27	(2.86)	(2.59)	(0.25)	(2.10)	(2.35)	20.60	(9.62)	274,660	1.14	1.24	1.30	74
2018	26.16	0.17	1.53	1.70	(0.17)	(2.15)	(2.32)	25.54	6.81	336,361	1.14	1.24	0.68	132
Class I
2022	$26.76	$0.13	$(4.21)	$(4.08)	$(0.12)	$(2.01)	$(2.13)	$20.55	(16.77)%	$819	1.36%	1.48%	0.53%	42%
2021	16.90	0.09	9.87	9.96	(0.10)	—	(0.10)	26.76	59.05	1,900	1.36	1.48	0.35	80
2020	20.39	0.12	(3.42)	(3.30)	(0.19)	—	(0.19)	16.90	(16.20)	1,204	1.36	1.49	0.67	65
2019	25.31	0.22	(2.84)	(2.62)	(0.20)	(2.10)	(2.30)	20.39	(9.83)	1,703	1.36	1.49	1.07	74
2018	25.94	0.12	1.51	1.63	(0.11)	(2.15)	(2.26)	25.31	6.59	2,354	1.36	1.49	0.46	132
Class Y
2022	$27.06	$0.27	$(4.29)	$(4.02)	$(0.25)	$(2.01)	$(2.26)	$20.78	(16.40)%	$57,741	0.89%	0.98%	1.07%	42%
2021	17.08	0.20	9.99	10.19	(0.21)	—	(0.21)	27.06	59.84	67,188	0.89	0.98	0.82	80
2020	20.61	0.21	(3.46)	(3.25)	(0.28)	—	(0.28)	17.08	(15.80)	45,725	0.89	0.99	1.13	65
2019	25.56	0.33	(2.87)	(2.54)	(0.31)	(2.10)	(2.41)	20.61	(9.42)	44,255	0.89	0.99	1.55	74
2018	26.18	0.24	1.52	1.76	(0.23)	(2.15)	(2.38)	25.56	7.07	41,421	0.89	0.99	0.94	132
Small Cap Growth Fund
Class F
2022	$45.89	$(0.06)	$(9.02)	$(9.08)	$—	$(9.80)	$(9.80)	$27.01	(25.22)%	$276,600	1.11%	1.23%	(0.18)%	172%
2021	32.60	(0.20)	13.49	13.29	—	—	—	45.89	40.77	382,281	1.11	1.23	(0.45)	196
2020	31.88	(0.12)	1.96	1.84	—	(1.12)	(1.12)	32.60	5.68	290,981	1.11	1.23	(0.39)	173
2019	42.96	(0.11)	(6.04)	(6.15)	—	(4.93)	(4.93)	31.88	(13.89)	293,814	1.11	1.24	(0.33)	172
2018	34.42	(0.20)	8.86	8.66	—	(0.12)	(0.12)	42.96	25.25	386,055	1.11	1.24	(0.53)	168
Class I
2022	$43.32	$(0.15)	$(8.35)	$(8.50)	$—	$(9.80)	$(9.80)	$25.02	(25.41)%	$850	1.36%	1.48%	(0.45)%	172%
2021	30.85	(0.29)	12.76	12.47	—	—	—	43.32	40.42	1,717	1.36	1.48	(0.70)	196
2020	30.29	(0.19)	1.87	1.68	—	(1.12)	(1.12)	30.85	5.44	1,245	1.36	1.48	(0.64)	173
2019	41.21	(0.19)	(5.80)	(5.99)	—	(4.93)	(4.93)	30.29	(14.13)	1,408	1.36	1.49	(0.59)	172
2018	33.11	(0.28)	8.50	8.22	—	(0.12)	(0.12)	41.21	24.92	2,127	1.36	1.49	(0.79)	168
Class Y
2022	$46.65	$0.02	$(9.21)	$(9.19)	$—	$(9.80)	$(9.80)	$27.66	(25.01)%	$32,503	0.86%	0.98%	0.07%	172%
2021	33.06	(0.09)	13.68	13.59	—	—	—	46.65	41.11	44,407	0.86	0.98	(0.20)	196
2020	32.23	(0.04)	1.99	1.95	—	(1.12)	(1.12)	33.06	5.97	32,593	0.86	0.98	(0.14)	173
2019	43.27	(0.03)	(6.08)	(6.11)	—	(4.93)	(4.93)	32.23	(13.68)	33,340	0.86	0.99	(0.08)	172
2018	34.59	(0.11)	8.91	8.80	—	(0.12)	(0.12)	43.27	25.56	34,078	0.86	0.99	(0.28)	168

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Small/Mid Cap Fund
Class F
2022	$28.01	$0.08	$(4.83)	$(4.75)	$(0.05)	$(2.57)	$(2.62)	$20.64	(18.96)%	$691,835	1.11%	1.23%	0.33%	58%
2021	19.41	0.03	8.61	8.64	(0.04)	—	(0.04)	28.01	44.52	917,919	1.11	1.23	0.10	71
2020	21.04	0.04	(1.15)	(1.11)	(0.08)	(0.44)	(0.52)	19.41	(5.47)	664,941	1.11	1.24	0.22	90
2019	25.02	0.11	(2.32)	(2.21)	(0.10)	(1.67)	(1.77)	21.04	(8.27)	771,375	1.11	1.23	0.54	115
2018	22.09	0.02	3.34	3.36	(0.02)	(0.41)	(0.43)	25.02	15.38	907,519	1.11	1.23	0.07	186
Class Y
2022	$28.07	$0.14	$(4.85)	$(4.71)	$(0.11)	$(2.57)	$(2.68)	$20.68	(18.81)%	$88,914	0.89%	0.98%	0.55%	58%
2021	19.45	0.08	8.63	8.71	(0.09)	—	(0.09)	28.07	44.81	112,357	0.89	0.98	0.32	71
2020	21.06	0.09	(1.14)	(1.05)	(0.12)	(0.44)	(0.56)	19.45	(5.20)	84,564	0.89	0.99	0.44	90
2019	25.07	0.16	(2.34)	(2.18)	(0.16)	(1.67)	(1.83)	21.06	(8.12)	98,434	0.89	0.99	0.77	115
2018	22.11	0.07	3.35	3.42	(0.05)	(0.41)	(0.46)	25.07	15.69	88,854	0.89	0.98	0.29	186
Mid-Cap Fund
Class F
2022	$32.65	$0.18	$(4.20)	$(4.02)	$(0.14)	$(5.68)	$(5.82)	$22.81	(15.67)%	$65,124	0.98%	0.98%	0.64%	95%
2021	23.59	0.15	9.13	9.28	(0.22)	—	(0.22)	32.65	39.49	78,488	0.98	0.98	0.49	163
2020	24.94	0.28	(1.00)	(0.72)	(0.29)	(0.34)	(0.63)	23.59	(2.87)	66,828	0.98	0.98	1.17	108
2019	29.13	0.22	(1.43)	(1.21)	(0.20)	(2.78)	(2.98)	24.94	(3.10)	102,280	0.98	0.99	0.89	99
2018	27.81	0.19	3.37	3.56	(0.21)	(2.03)	(2.24)	29.13	13.41	131,640	0.98	0.99	0.66	99
Class I
2022	$32.59	$0.10	$(4.18)	$(4.08)	$(0.08)	$(5.68)	$(5.76)	$22.75	(15.88)%	$311	1.20%	1.23%	0.37%	95%
2021	23.55	0.09	9.11	9.20	(0.16)	—	(0.16)	32.59	39.19	669	1.20	1.23	0.28	163
2020	24.91	0.22	(0.99)	(0.77)	(0.25)	(0.34)	(0.59)	23.55	(3.13)	583	1.20	1.23	0.96	108
2019	29.09	0.16	(1.41)	(1.25)	(0.15)	(2.78)	(2.93)	24.91	(3.27)	716	1.20	1.24	0.66	99
2018	27.78	0.12	3.36	3.48	(0.14)	(2.03)	(2.17)	29.09	13.11	821	1.20	1.24	0.42	99
Class Y
2022	$32.67	$0.25	$(4.21)	$(3.96)	$(0.21)	$(5.68)	$(5.89)	$22.82	(15.48)%	$3,559	0.73%	0.73%	0.92%	95%
2021	23.61	0.22	9.13	9.35	(0.29)	—	(0.29)	32.67	39.80	3,667	0.73	0.73	0.71	163
2020	24.96	0.33	(0.99)	(0.66)	(0.35)	(0.34)	(0.69)	23.61	(2.61)	2,584	0.73	0.73	1.42	108
2019	29.15	0.28	(1.42)	(1.14)	(0.27)	(2.78)	(3.05)	24.96	(2.85)	2,604	0.73	0.74	1.14	99
2018	27.83	0.26	3.37	3.63	(0.28)	(2.03)	(2.31)	29.15	13.68	2,962	0.73	0.74	0.92	99

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
Class F
2022	$17.64	$0.30	$(1.16)	$(0.86)	$(0.29)	$(1.49)	$(1.78)	$15.00	(5.98)%	$642,383	0.90%	1.23%	1.76%	48%
2021	16.14	0.25	2.91	3.16	(0.26)	(1.40)	(1.66)	17.64	20.39	749,637	0.90	1.23	1.43	50
2020	17.78	0.26	(1.08)	(0.82)	(0.29)	(0.53)	(0.82)	16.14	(4.87)	764,608	0.90	1.23	1.55	77
2019	18.69	0.32	0.91	1.23	(0.31)	(1.83)	(2.14)	17.78	7.89	914,612	0.93	1.23	1.89	44
2018	18.26	0.26	1.80	2.06	(0.27)	(1.36)	(1.63)	18.69	11.83	934,551	0.97	1.23	1.44	72
Class I
2022	$17.64	$0.28	$(1.19)	$(0.91)	$(0.24)	$(1.49)	$(1.73)	$15.00	(6.26)%	$497	1.15%	1.48%	1.61%	48%
2021	16.13	0.21	2.92	3.13	(0.22)	(1.40)	(1.62)	17.64	20.17	1,324	1.15	1.48	1.17	50
2020	17.78	0.21	(1.08)	(0.87)	(0.25)	(0.53)	(0.78)	16.13	(5.17)	1,282	1.15	1.48	1.29	77
2019	18.69	0.28	0.91	1.19	(0.27)	(1.83)	(2.10)	17.78	7.62	1,345	1.18	1.48	1.64	44
2018	18.26	0.21	1.80	2.01	(0.22)	(1.36)	(1.58)	18.69	11.55	1,183	1.22	1.48	1.18	72
Class Y
2022	$17.65	$0.34	$(1.15)	$(0.81)	$(0.34)	$(1.49)	$(1.83)	$15.01	(5.73)%	$154,562	0.65%	0.98%	2.01%	48%
2021	16.15	0.29	2.92	3.21	(0.31)	(1.40)	(1.71)	17.65	20.68	200,659	0.65	0.98	1.69	50
2020	17.79	0.30	(1.08)	(0.78)	(0.33)	(0.53)	(0.86)	16.15	(4.62)	870,935	0.65	0.98	1.79	77
2019	18.70	0.37	0.91	1.28	(0.36)	(1.83)	(2.19)	17.79	8.16	922,175	0.68	0.98	2.15	44
2018	18.27	0.30	1.80	2.10	(0.31)	(1.36)	(1.67)	18.70	12.11	682,081	0.72	0.98	1.68	72
Global Managed Volatility Fund
Class F
2022	$11.78	$0.15	$(1.03)	$(0.88)	$(0.13)	$(1.22)	$(1.35)	$9.55	(9.19)%	$710,669	1.11%	1.23%	1.35%	88%
2021	10.40	0.12	1.37	1.49	(0.09)	(0.02)	(0.11)	11.78	14.40	881,712	1.11	1.23	1.07	80
2020	11.46	0.12	(0.57)	(0.45)	(0.28)	(0.33)	(0.61)	10.40	(4.33)	913,791	1.11	1.25	1.12	86
2019	12.08	0.18	0.26	0.44	(0.29)	(0.77)	(1.06)	11.46	4.75	1,060,614	1.11	1.24	1.61	66
2018	11.97	0.17	0.77	0.94	(0.18)	(0.65)	(0.83)	12.08	8.12	1,184,336	1.11	1.24	1.46	55
Class I
2022	$11.48	$0.10	$(0.98)	$(0.88)	$(0.10)	$(1.22)	$(1.32)	$9.28	(9.37)%	$416	1.36%	1.48%	0.88%	88%
2021	10.15	0.09	1.33	1.42	(0.07)	(0.02)	(0.09)	11.48	14.01	1,041	1.36	1.48	0.83	80
2020	11.19	0.09	(0.55)	(0.46)	(0.25)	(0.33)	(0.58)	10.15	(4.51)	952	1.36	1.50	0.88	86
2019	11.82	0.15	0.25	0.40	(0.26)	(0.77)	(1.03)	11.19	4.45	1,067	1.36	1.49	1.36	66
2018	11.73	0.14	0.75	0.89	(0.15)	(0.65)	(0.80)	11.82	7.87	1,225	1.36	1.49	1.19	55
Class Y
2022	$11.81	$0.18	$(1.04)	$(0.86)	$(0.15)	$(1.22)	$(1.37)	$9.58	(8.95)%	$105,301	0.86%	0.98%	1.60%	88%
2021	10.43	0.15	1.37	1.52	(0.12)	(0.02)	(0.14)	11.81	14.65	127,801	0.86	0.98	1.31	80
2020	11.49	0.15	(0.58)	(0.43)	(0.30)	(0.33)	(0.63)	10.43	(4.08)	143,066	0.86	1.00	1.39	86
2019	12.12	0.21	0.25	0.46	(0.32)	(0.77)	(1.09)	11.49	4.95	220,260	0.86	0.99	1.86	66
2018	12.00	0.20	0.78	0.98	(0.21)	(0.65)	(0.86)	12.12	8.46	233,708	0.86	0.99	1.74	55

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Managed Volatility Fund
Class F
2022	$19.75	$0.19	$(0.58)	$(0.39)	$(0.19)	$(0.78)	$(0.97)	$18.39	(2.48)%	$787,892	1.00%	1.23%	0.96%	17%
2021	16.66	0.19	3.23	3.42	(0.20)	(0.13)	(0.33)	19.75	20.76	920,670	1.00	1.23	1.04	17
2020	17.61	0.25	(0.51)	(0.26)	(0.27)	(0.42)	(0.69)	16.66	(1.53)	856,160	1.00	1.23	1.48	27
2019	17.22	0.27	0.88	1.15	(0.27)	(0.49)	(0.76)	17.61	7.16	1,004,802	1.00	1.23	1.65	29
2018	15.96	0.21	1.70	1.91	(0.22)	(0.43)	(0.65)	17.22	12.26	1,030,813	1.00	1.23	1.31	24
Class Y
2022	$19.76	$0.24	$(0.59)	$(0.35)	$(0.24)	$(0.78)	$(1.02)	$18.39	(2.28)%	$77,782	0.75%	0.98%	1.21%	17%
2021	16.66	0.24	3.24	3.48	(0.25)	(0.13)	(0.38)	19.76	21.12	83,410	0.75	0.98	1.28	17
2020	17.62	0.29	(0.52)	(0.23)	(0.31)	(0.42)	(0.73)	16.66	(1.34)	76,132	0.75	0.98	1.73	27
2019	17.23	0.31	0.88	1.19	(0.31)	(0.49)	(0.80)	17.62	7.42	87,717	0.75	0.99	1.88	29
2018	15.96	0.26	1.70	1.96	(0.26)	(0.43)	(0.69)	17.23	12.60	78,609	0.75	0.99	1.56	24
Tax-Managed International Managed Volatility Fund
Class F
2022	$11.30	$0.31	$(2.57)	$(2.26)	$(0.35)	$—	$(0.35)	$8.69	(20.68)%	$251,038	1.11%	1.39%	2.94%	73%
2021	10.15	0.27	1.06	1.33	(0.18)	—	(0.18)	11.30	13.23	338,490	1.11	1.39	2.44	79
2020	10.77	0.19	(0.49)	(0.30)	(0.32)	—	(0.32)	10.15	(3.08)	315,250	1.11	1.41	1.84	79
2019	11.38	0.27	(0.61)	(0.34)	(0.27)	—	(0.27)	10.77	(2.76)	331,996	1.11	1.40	2.54	55
2018	11.56	0.26	(0.15)	0.11	(0.29)	—	(0.29)	11.38	0.93	355,027	1.11	1.40	2.21	54
Class Y
2022	$11.32	$0.34	$(2.57)	$(2.23)	$(0.38)	$—	$(0.38)	$8.71	(20.44)%	$41,566	0.86%	1.14%	3.17%	73%
2021	10.17	0.30	1.06	1.36	(0.21)	—	(0.21)	11.32	13.48	56,993	0.86	1.14	2.69	79
2020	10.79	0.23	(0.51)	(0.28)	(0.34)	—	(0.34)	10.17	(2.84)	53,255	0.86	1.16	2.27	79
2019	11.40	0.32	(0.63)	(0.31)	(0.30)	—	(0.30)	10.79	(2.47)	42,782	0.86	1.15	3.05	55
2018	11.58	0.30	(0.16)	0.14	(0.32)	—	(0.32)	11.40	1.16	25,862	0.86	1.15	2.60	54
Real Estate Fund
Class F
2022	$17.62	$0.15	$(2.89)	$(2.74)	$(0.23)	$(1.09)	$(1.32)	$13.56	(17.41)%	$61,247	1.14%	1.23%	0.87%	77%
2021	13.51	0.11	4.87	4.98	(0.20)	(0.67)	(0.87)	17.62	38.41	84,666	1.14	1.23	0.67	78
2020	17.24	0.14	(2.47)	(2.33)	(0.28)	(1.12)	(1.40)	13.51	(14.21)	74,099	1.14	1.23	0.95	123
2019	16.06	0.23	2.31	2.54	(0.21)	(1.15)	(1.36)	17.24	17.35	104,562	1.14	1.24	1.47	71
2018	17.15	0.24	0.62	0.86	(0.23)	(1.72)	(1.95)	16.06	5.04	94,715	1.14	1.24	1.27	103
Class I
2022	$17.58	$0.07	$(2.84)	$(2.77)	$(0.18)	$(1.09)	$(1.27)	$13.54	(17.54)%	$164	1.36%	1.48%	0.38%	77%
2021	13.48	0.07	4.86	4.93	(0.16)	(0.67)	(0.83)	17.58	38.14	424	1.36	1.48	0.47	78
2020	17.20	0.11	(2.46)	(2.35)	(0.25)	(1.12)	(1.37)	13.48	(14.38)	307	1.36	1.48	0.79	123
2019	16.03	0.21	2.29	2.50	(0.18)	(1.15)	(1.33)	17.20	17.06	420	1.36	1.48	1.33	71
2018	17.13	0.24	0.58	0.82	(0.20)	(1.72)	(1.92)	16.03	4.80	455	1.36	1.49	1.31	103
Class Y
2022	$17.63	$0.21	$(2.91)	$(2.70)	$(0.27)	$(1.09)	$(1.36)	$13.57	(17.18)%	$13,752	0.89%	0.98%	1.23%	77%
2021	13.51	0.15	4.87	5.02	(0.23)	(0.67)	(0.90)	17.63	38.81	18,241	0.89	0.98	0.93	78
2020	17.25	0.21	(2.51)	(2.30)	(0.32)	(1.12)	(1.44)	13.51	(14.04)	17,279	0.89	0.98	1.40	123
2019	16.07	0.27	2.31	2.58	(0.25)	(1.15)	(1.40)	17.25	17.65	36,910	0.89	0.98	1.72	71
2018	17.15	0.32	0.58	0.90	(0.26)	(1.72)	(1.98)	16.07	5.30	36,197	0.89	0.99	1.76	103

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
Class F
2022	$11.50	$0.20	$(2.09)	$(1.89)	$(0.21)	$(0.03)	$(0.24)	$9.37	(16.70)%	$3,192,558	0.66%	0.73%	1.85%	362%
2021	12.15	0.15	(0.16)	(0.01)	(0.18)	(0.46)	(0.64)	11.50	(0.08)	4,101,094	0.66	0.72	1.27	375
2020	11.65	0.23	0.65	0.88	(0.27)	(0.11)	(0.38)	12.15	7.75	3,859,455	0.66	0.73	1.98	357
2019	10.86	0.31	0.81	1.12	(0.33)	—	(0.33)	11.65	10.45	3,755,355	0.66	0.73	2.78	387
2018	11.32	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	10.86	(1.53)	3,600,785	0.67	0.77	2.55	384
Class I
2022	$11.49	$0.17	$(2.10)	$(1.93)	$(0.18)	$(0.03)	$(0.21)	$9.35	(16.99)%	$3,423	0.88%	0.98%	1.60%	362%
2021	12.14	0.12	(0.15)	(0.03)	(0.16)	(0.46)	(0.62)	11.49	(0.30)	5,102	0.88	0.97	1.05	375
2020	11.64	0.21	0.66	0.87	(0.26)	(0.11)	(0.37)	12.14	7.59	4,698	0.88	0.98	1.76	357
2019	10.86	0.29	0.79	1.08	(0.30)	—	(0.30)	11.64	10.11	5,085	0.88	0.98	2.57	387
2018	11.31	0.26	(0.45)	(0.19)	(0.26)	—	(0.26)	10.86	(1.66)	6,255	0.89	1.02	2.29	384
Class Y
2022	$11.51	$0.22	$(2.10)	$(1.88)	$(0.23)	$(0.03)	$(0.26)	$9.37	(16.56)%	$409,715	0.41%	0.48%	2.11%	362%
2021	12.16	0.18	(0.16)	0.02	(0.21)	(0.46)	(0.67)	11.51	0.16	501,505	0.41	0.47	1.51	375
2020	11.66	0.26	0.65	0.91	(0.30)	(0.11)	(0.41)	12.16	7.98	455,054	0.41	0.48	2.22	357
2019	10.87	0.34	0.80	1.14	(0.35)	—	(0.35)	11.66	10.71	439,460	0.41	0.48	3.03	387
2018	11.32	0.31	(0.44)	(0.13)	(0.32)	—	(0.32)	10.87	(1.20)	392,931	0.42	0.52	2.80	384
High Yield Bond Fund
Class F
2022	$7.08	$0.32	$(1.20)	$(0.88)	$(0.40)	$(0.05)	$(0.45)	$5.75	(12.98)%	$1,115,354	0.89%	0.98%	4.93%	49%
2021	6.46	0.40	0.72	1.12	(0.37)	(0.13)	(0.50)	7.08	17.84	1,430,709	0.89	0.98	5.78	67
2020	6.91	0.36	(0.39)	(0.03)	(0.38)	(0.04)	(0.42)	6.46	(0.33)	1,257,617	0.89	0.98	5.54	88
2019	7.13	0.39	(0.11)	0.28	(0.39)	(0.11)	(0.50)	6.91	4.24	1,444,565	0.89	0.98	5.68	69
2018	7.33	0.38	(0.11)	0.27	(0.38)	(0.09)	(0.47)	7.13	3.88	1,484,436	0.89	0.98	5.38	58
Class I
2022	$6.82	$0.27	$(1.13)	$(0.86)	$(0.38)	$(0.05)	$(0.43)	$5.53	(13.14)%	$3	1.11%	1.23%	4.09%	49%
2021	6.22	0.37	0.70	1.07	(0.34)	(0.13)	(0.47)	6.82	17.72	581	1.11	1.23	5.55	67
2020	6.65	0.33	(0.37)	(0.04)	(0.35)	(0.04)	(0.39)	6.22	(0.46)	409	1.11	1.23	4.99	88
2019	6.88	0.36	(0.12)	0.24	(0.36)	(0.11)	(0.47)	6.65	3.79	11,926	1.12	1.23	5.51	69
2018	7.08	0.35	(0.11)	0.24	(0.35)	(0.09)	(0.44)	6.88	3.61	545	1.10	1.22	5.08	58
Class Y
2022	$7.08	$0.34	$(1.20)	$(0.86)	$(0.42)	$(0.05)	$(0.47)	$5.75	(12.77)%	$159,547	0.64%	0.73%	5.20%	49%
2021	6.46	0.42	0.72	1.14	(0.39)	(0.13)	(0.52)	7.08	18.13	195,613	0.64	0.73	6.03	67
2020	6.91	0.38	(0.39)	(0.01)	(0.40)	(0.04)	(0.44)	6.46	(0.07)	174,334	0.64	0.73	5.78	88
2019	7.13	0.41	(0.11)	0.30	(0.41)	(0.11)	(0.52)	6.91	4.51	185,383	0.64	0.73	5.92	69
2018	7.32	0.40	(0.11)	0.29	(0.39)	(0.09)	(0.48)	7.13	4.27	177,644	0.64	0.73	5.62	58

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains		Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Conservative Income Fund
Class F
2022	$10.00	$0.07	$(0.01)	$0.06	$(0.06)	$—	^	$(0.06)	$10.00	0.65%	$344,975	0.25%	0.58%	0.67%	–%
2021	10.00	—	—	—	— ^	—		— ^	10.00	0.01	269,681	0.19	0.58	—	–
2020	10.00	0.09	0.01	0.10	(0.10)	—		(0.10)	10.00	0.96	319,030	0.30	0.59	0.90	–
2019	10.00	0.23	—	0.23	(0.23)	—		(0.23)	10.00	2.32	229,166	0.30	0.59	2.29	–
2018	10.00	0.16	—	0.16	(0.16)	—		(0.16)	10.00	1.60	209,822	0.30	0.59	1.60	–
Class Y
2022	$10.01	$0.07	$—	$0.07	$(0.07)	$—	^	$(0.07)	$10.01	0.70%	$15,305	0.14%	0.33%	0.72%	–%
2021	10.00	0.01	—	0.01	— ^	—		— ^	10.01	0.11	16,962	0.09	0.33	0.10	–
2020	10.00	0.11	—	0.11	(0.11)	—		(0.11)	10.00	1.06	22,256	0.20	0.34	1.05	–
2019	10.00	0.24	—	0.24	(0.24)	—		(0.24)	10.00	2.42	23,125	0.20	0.34	2.38	–
2018	10.00	0.17	—	0.17	(0.17)	—		(0.17)	10.00	1.70	27,498	0.20	0.34	1.71	–
Tax-Free Conservative Income Fund
Class F
2022	$10.00	$0.04	$(0.01)	$0.03	$(0.04)	$—		$(0.04)	$9.99	0.29%	$176,810	0.22%	0.58%	0.39%	–%
2021	10.00	—	—	—	— ^	—		— ^	10.00	0.01	183,626	0.13	0.58	0.01	–
2020	10.00	0.06	—	0.06	(0.06)	—		(0.06)	10.00	0.64	212,828	0.30	0.59	0.62	–
2019	10.00	0.14	—	0.14	(0.14)	—		(0.14)	10.00	1.37	162,368	0.30	0.59	1.36	–
2018	10.00	0.10	—	0.10	(0.10)	—		(0.10)	10.00	0.99	162,338	0.30	0.59	0.99	–
Class Y
2022	$10.01	$0.05	$(0.01)	$0.04	$(0.04)	$—		$(0.04)	$10.01	0.44%	$4,890	0.13%	0.33%	0.48%	–%
2021	10.00	0.01	—	0.01	— ^	—		— ^	10.01	0.11	9,273	0.03	0.33	0.10	–
2020	10.00	0.09	(0.02)	0.07	(0.07)	—		(0.07)	10.00	0.73	5,770	0.20	0.34	0.87	–
2019	10.00	0.15	—	0.15	(0.15)	—		(0.15)	10.00	1.47	16,727	0.20	0.34	1.45	–
2018	10.00	0.11	—	0.11	(0.11)	—		(0.11)	10.00	1.09	11,126	0.20	0.34	1.13	–

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.
^	Amount represents less than $0.005 per share.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Return Fund
Class F
2022	$10.68	$0.71	$(1.17)	$(0.46)	$(0.65)	$—	$(0.65)	$9.57	(4.52)%	$241,034	0.45%	0.70%	6.86%	50%
2021	10.40	0.44	0.10	0.54	(0.26)	—	(0.26)	10.68	5.26	228,319	0.45	0.70	4.18	31
2020	9.96	0.07	0.42	0.49	(0.05)	—	(0.05)	10.40	4.98	238,849	0.45	0.70	0.72	41
2019	9.91	0.16	0.15	0.31	(0.26)	—	(0.26)	9.96	3.14	227,413	0.45	0.70	1.59	34
2018	10.03	0.25	(0.23)	0.02	(0.14)	—	(0.14)	9.91	0.24	238,889	0.45	0.71	2.51	35
Class Y
2022	$10.73	$0.71	$(1.16)	$(0.45)	$(0.66)	$—	$(0.66)	$9.62	(4.40)%	$16,740	0.35%	0.45%	6.85%	50%
2021	10.44	0.43	0.14	0.57	(0.28)	—	(0.28)	10.73	5.47	17,931	0.35	0.45	4.11	31
2020	10.00	0.08	0.42	0.50	(0.06)	—	(0.06)	10.44	5.01	21,395	0.35	0.45	0.84	41
2019	9.94	0.18	0.14	0.32	(0.26)	—	(0.26)	10.00	3.31	24,322	0.35	0.46	1.80	34
2018	10.06	0.26	(0.23)	0.03	(0.15)	—	(0.15)	9.94	0.29	16,691	0.35	0.46	2.60	35
Dynamic Asset Allocation Fund
Class F
2022	$18.50	$0.11	$(2.20)	$(2.09)	$(0.59)	$(1.41)	$(2.00)	$14.41	(13.56)%	$597,961	0.75%	1.18%	0.62%	5%
2021	14.98	0.10	4.58	4.68	(0.89)	(0.27)	(1.16)	18.50	32.72	816,977	0.75	1.18	0.56	10
2020	13.23	0.14	1.84	1.98	(0.23)	—	(0.23)	14.98	15.07	723,775	0.75	1.18	1.06	16
2019	13.22	0.17	0.07	0.24	(0.23)	—	(0.23)	13.23	2.14	725,857	0.75	1.18	1.31	5
2018	12.10	0.17	1.15	1.32	(0.18)	(0.02)	(0.20)	13.22	10.95	800,036	0.75	1.19	1.30	11
Class Y
2022	$18.54	$0.16	$(2.22)	$(2.06)	$(0.64)	$(1.41)	$(2.05)	$14.43	(13.44)%	$35,497	0.50%	0.93%	0.91%	5%
2021	15.01	0.14	4.58	4.72	(0.92)	(0.27)	(1.19)	18.54	33.05	46,976	0.50	0.93	0.81	10
2020	13.26	0.08	1.93	2.01	(0.26)	—	(0.26)	15.01	15.31	41,757	0.50	0.93	0.59	16
2019	13.25	0.19	0.08	0.27	(0.26)	—	(0.26)	13.26	2.43	70,477	0.50	0.93	1.51	5
2018	12.12	0.19	1.17	1.36	(0.21)	(0.02)	(0.23)	13.25	11.26	78,280	0.50	0.93	1.51	11

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Strategy Alternative Fund
Class F
2022	$10.54	$0.08	$(0.79)	$(0.71)	$(0.13)	$(0.62)	$(0.75)	$9.08	(7.24)%	$394,876	1.93	%(2)	2.68%	0.83%	369%
2021	9.98	0.09	0.76	0.85	(0.05)	(0.24)	(0.29)	10.54	8.57	449,934	1.99	(2)	2.75	0.87	424
2020	9.61	0.08	0.39	0.47	(0.10)	—	(0.10)	9.98	4.90	463,468	1.72	(3)	2.54	0.84	527
2019	10.10	0.14	(0.18)	(0.04)	(0.16)	(0.29)	(0.45)	9.61	(0.18)	472,129	1.44	(4)	2.38	1.24	315
2018	10.11	0.07	0.14	0.21	(0.02)	(0.20)	(0.22)	10.10	2.11	509,559	1.41	(5)	2.41	0.72	266 (6)
Class Y
2022	$10.55	$0.11	$(0.81)	$(0.70)	$(0.15)	$(0.62)	$(0.77)	$9.08	(7.09)%	$8,069	1.68	%(7)	2.43%	1.09%	369%
2021	9.98	0.12	0.77	0.89	(0.08)	(0.24)	(0.32)	10.55	8.94	8,585	1.74	(7)	2.50	1.12	424
2020	9.61	0.11	0.38	0.49	(0.12)	—	(0.12)	9.98	5.16	8,464	1.47	(8)	2.29	1.12	527
2019	10.11	0.13	(0.15)	(0.02)	(0.19)	(0.29)	(0.48)	9.61	(0.01)	9,821	1.20	(9)	2.15	1.11	315
2018	10.12	0.10	0.14	0.24	(0.05)	(0.20)	(0.25)	10.11	2.36	5,951	1.16	(10)	2.16	0.95	266 (6)
Multi-Asset Accumulation Fund
Class F
2022	$10.31	$0.11	$(1.96)	$(1.85)	$(0.64)	$(0.65)	$(1.29)	$7.17	(20.79)%	$1,886,712	1.17%		1.30%	1.25%	42%
2021	9.55	(0.01)	1.28	1.27	—	(0.51)	(0.51)	10.31	13.73	2,506,500	1.17		1.29	(0.12)	54
2020	10.63	(0.02)	0.18	0.16	(0.13)	(1.11)	(1.24)	9.55	1.51	2,420,060	1.17		1.30	(0.23)	61
2019	9.81	0.08	1.03	1.11	(0.27)	(0.02)	(0.29)	10.63	11.94	2,659,785	1.17		1.30	0.80	63
2018	10.01	0.06	0.24	0.30	—	(0.50)	(0.50)	9.81	2.93	2,655,399	1.17		1.29	0.64	11
Class Y
2022	$10.41	$0.12	$(1.97)	$(1.85)	$(0.66)	$(0.65)	$(1.31)	$7.25	(20.57)%	$146,375	0.92%		1.05%	1.36%	42%
2021	9.62	(0.02)	1.32	1.30	—	(0.51)	(0.51)	10.41	13.95	193,339	0.92		1.04	(0.15)	54
2020	10.70	(0.03)	0.21	0.18	(0.15)	(1.11)	(1.26)	9.62	1.74	190,469	0.92		1.05	(0.26)	61
2019	9.88	0.07	1.06	1.13	(0.29)	(0.02)	(0.31)	10.70	12.16	220,654	0.92		1.05	0.66	63
2018	10.06	0.05	0.27	0.32	—	(0.50)	(0.50)	9.88	3.13	228,037	0.92		1.04	0.52	11

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.
(2)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.35%.
(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.27%.
(4)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.20%.
(5)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.09%.
(6)	The portfolio turnover rate in 2018 has been changed from 373% to 266%.
(7)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.10%.
(8)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.02%.
(9)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.96%.
(10)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.84%.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Income Fund
Class F
2022	$11.49	$0.46	$(2.26)	$(1.80)	$(0.46)		$(0.01)	$(0.47)	$9.22	(16.13)%	$568,205	0.80%		1.20%	4.35%	24%
2021	10.85	0.42	0.61	1.03	(0.39)		—	(0.39)	11.49	9.57	759,685	0.80		1.20	3.71	59
2020	11.07	0.40	(0.20)	0.20	(0.39)		(0.03)	(0.42)	10.85	1.86	770,599	0.80		1.21	3.69	137
2019	10.61	0.45	0.41	0.86	(0.40)		—	(0.40)	11.07	8.29	816,056	0.80		1.20	4.15	76
2018	10.88	0.40	(0.24)	0.16	(0.34	)(2)	(0.09)	(0.43)	10.61	1.56	815,020	0.80		1.21	3.78	119
Class Y
2022	$11.49	$0.47	$(2.26)	$(1.79)	$(0.47)		$(0.01)	$(0.48)	$9.22	(16.08)%	$137,959	0.70%		0.95%	4.46%	24%
2021	10.85	0.43	0.61	1.04	(0.40)		—	(0.40)	11.49	9.68	172,276	0.70		0.95	3.81	59
2020	11.07	0.41	(0.20)	0.21	(0.40)		(0.03)	(0.43)	10.85	1.96	161,672	0.70		0.96	3.79	137
2019	10.61	0.46	0.41	0.87	(0.41)		—	(0.41)	11.07	8.39	161,776	0.70		0.95	4.25	76
2018	10.88	0.41	(0.24)	0.17	(0.35	)(2)	(0.09)	(0.44)	10.61	1.66	175,431	0.70		0.96	3.88	119
Multi-Asset Inflation Managed Fund
Class F
2022	$8.91	$0.34	$0.09	$0.43	$(0.66)		$—	$(0.66)	$8.68	5.10%	$783,196	1.24	%(3)	1.48%	3.80%	81%
2021	7.88	0.24	0.91	1.15	(0.12)		—	(0.12)	8.91	14.71	803,799	1.12	(3)	1.36	2.84	65
2020	8.28	0.10	(0.38)	(0.28)	(0.12)		—	(0.12)	7.88	(3.41)	735,962	1.38	(3)	1.62	1.28	63
2019	8.49	0.14	(0.20)	(0.06)	(0.15)		—	(0.15)	8.28	(0.62)	798,451	1.52	(3)	1.76	1.68	30
2018	8.52	0.17	(0.08)	0.09	(0.12)		—	(0.12)	8.49	1.04	860,457	1.52	(3)	1.76	1.97	32
Class Y
2022	$8.92	$0.34	$0.11	$0.45	$(0.68)		$—	$(0.68)	$8.69	5.36%	$34,931	0.98	%(4)	1.22%	3.84%	81%
2021	7.89	0.22	0.95	1.17	(0.14)		—	(0.14)	8.92	14.99	43,985	0.87	(5)	1.11	2.62	65
2020	8.29	0.11	(0.37)	(0.26)	(0.14)		—	(0.14)	7.89	(3.17)	45,173	1.13	(6)	1.37	1.35	63
2019	8.50	0.13	(0.17)	(0.04)	(0.17)		—	(0.17)	8.29	(0.35)	55,857	1.27	(5)	1.51	1.56	30
2018	8.53	0.16	(0.05)	0.11	(0.14)		—	(0.14)	8.50	1.29	63,546	1.27	(5)	1.50	1.90	32

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
(1)	Per share calculated using average shares.
(2)	Includes return of capital of $0.02.
(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%.
(4)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.64%.
(5)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%.
(6)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.66%.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Capital Stability Fund
Class F
2022	$10.51	$0.03	$(0.46)	$(0.43)	$(0.07)	$(0.22)	$(0.29)	$9.79	(4.24)%	$626,296	0.62%	0.98%	0.27%	69%
2021	10.28	—	0.34	0.34	(0.02)	(0.09)	(0.11)	10.51	3.27	682,772	0.62	0.98	— ^	125
2020	10.39	0.04	0.22	0.26	(0.18)	(0.19)	(0.37)	10.28	2.55	732,425	0.62	0.98	0.37	124
2019	10.05	0.15	0.24	0.39	(0.05)	—	(0.05)	10.39	3.94	684,753	0.62	0.98	1.45	128
2018	10.25	0.09	0.09	0.18	(0.20)	(0.18)	(0.38)	10.05	1.75	682,982	0.62	0.98	0.88	228
Class Y
2022	$10.54	$0.04	$(0.47)	$(0.43)	$(0.08)	$(0.22)	$(0.30)	$9.81	(4.23)%	$32,510	0.52%	0.73%	0.36%	69%
2021	10.30	0.01	0.35	0.36	(0.03)	(0.09)	(0.12)	10.54	3.47	38,031	0.52	0.73	0.08	125
2020	10.41	0.05	0.22	0.27	(0.19)	(0.19)	(0.38)	10.30	2.64	48,307	0.52	0.73	0.48	124
2019	10.07	0.16	0.24	0.40	(0.06)	—	(0.06)	10.41	4.04	47,957	0.52	0.73	1.55	128
2018	10.27	0.10	0.09	0.19	(0.21)	(0.18)	(0.39)	10.07	1.84	44,681	0.52	0.73	0.97	228

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
^	Amount represents less than 0.005%.
(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements

September 30, 2022

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 funds: Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Tax-Managed International Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, and Multi-Asset Capital Stability (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds.

The Dynamic Commodity Strategy Subsidiary, Ltd., the Accumulation Commodity Strategy Subsidiary, Ltd. and the Inflation Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Trust is registered to offer: Class F shares of the Funds and Class Y shares of the Funds, except for the Large Cap Index and S&P 500 Index Funds and Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond and Real Return Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund’s prospectus provides a description of its investment goal and its principal investment strategies and risks.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation —Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC has appointed a Valuation Committee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together the “Policy”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of

SEI Institutional Managed Trust / Annual Report / September 30, 2022

collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share, with the exception of exchange-traded funds, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above or in the case of an equity tranche of a CDO/CLO, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Policy until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify SIMC, as Valuation Designee if it receives such notification from a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Policy provides that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Policy. The Valuation Designee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Valuation Designee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Valuation Designee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Valuation Designee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Global Managed Volatility Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculate NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds’ administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2022, maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Schedules of Investments.

For the year ended September 30, 2022, there have been no significant changes to the Trust’s fair valuation methodologies.

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Repurchase Agreements —Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements —To the extent consistent with its Investment Objective and Strategies,

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund, Multi-Asset Inflation Managed and Dynamic Asset Allocation Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. A Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. A Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation, Multi-Asset Inflation Managed, and Dynamic Asset Allocation Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are

SEI Institutional Managed Trust / Annual Report / September 30, 2022

recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2022, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2022, if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Options/Swaptions Writing/Purchasing —To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2022, if applicable.

Securities Sold Short —To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2022, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable

SEI Institutional Managed Trust / Annual Report / September 30, 2022

changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of September 30, 2022, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at September 30, 2022. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate and Real Return Funds; are declared and paid annually for the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Inflation Managed, Multi-Asset Capital Stability and Dynamic Asset Allocation;

SEI Institutional Managed Trust / Annual Report / September 30, 2022

are declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income and Multi-Asset Income. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Restricted Securities — The Funds may invest in private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board. Please refer to the Schedule of Investments for Funds that held Restricted Securities.

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”) investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment in Subsidiary — Each of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Directors”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Directors have oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur.

Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	182,199,000	-	182,199,000
> than 200	-	-	-	-	-	-
Total	$-	$-	$-	$182,199,000	$-	$182,199,000

MULTI-ASSET INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$30,755,000	$-	$-	$30,755,000
101-200	-	-	5,290,000	1,760,000	-	7,050,000
201-300	-	-	-	-	-	-
301-400	-	15,916,000	1,450,000	-	-	17,366,000
> than 400	-	-	6,091,500	-	-	6,091,500
Total	$-	$15,916,000	$43,586,500	$1,760,000	$-	$61,262,500

MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-400	-	-	-	-	-	-
> than 400	-	-	-	-	3,084,254	3,084,254
Total	$-	$-	$-	$-	$3,084,254	$3,084,254

MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$1,990,000	$-	$-	$1,990,000
101-400	-	-	-	-	-	-
> than 400	-	-	2,915,430	-	-	2,915,430
Total	$-	$-	$4,905,430	$-	$-	$4,905,430

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables show the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments as of September 30, 2022 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Large Cap Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$696	*
Total Derivatives not accounted for as hedging instruments		$—			$696

Large Cap Value Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$670	*
Total Derivatives not accounted for as hedging instruments		$—			$670

Large Cap Growth Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$516	*
Total Derivatives not accounted for as hedging instruments		$—			$516

Large Cap Index Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$786	*
Total Derivatives not accounted for as hedging instruments		$—			$786

Tax-Managed Large Cap Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$478	*
Total Derivatives not accounted for as hedging instruments		$—			$478

S&P 500 Index Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$535	*
Total Derivatives not accounted for as hedging instruments		$—			$535

Mid-Cap Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$106	*
Total Derivatives not accounted for as hedging instruments		$—			$106

U.S. Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$456	*
Total Derivatives not accounted for as hedging instruments		$—			$456

Global Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	$437	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4,356	Unrealized loss on forward foreign currency contracts	103
Total Derivatives not accounted for as hedging instruments		$4,356		$540

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Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Tax-Managed Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$200	*
Total Derivatives not accounted for as hedging instruments		$—			$200

Tax-Managed International Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$15	*	Unrealized depreciation on futures contracts	$11	*
Total Derivatives not accounted for as hedging instruments		$15			$11

Core Fixed Income Fund
Interest rate contracts	Unrealized appreciation on future contracts	$17,071	*	Unrealized depreciation on future contracts	$35,506	*
	Unrealized appreciation on swap contracts	22,054	†	Unrealized depreciation on swap contracts	9,084	†
	Investments purchased, at value	520		Options written, at value	4,774
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,106		Unrealized loss on forward foreign currency contracts	4,056
	Investments purchased, at value	—		Options written, at value	565
Credit contracts	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	516	†
Total Derivatives not accounted for as hedging instruments		$41,751			$54,501

High Yield Bond Fund
Credit contracts	Unrealized appreciation on swap contracts	$382	†	Unrealized depreciation on swap contracts	$—	†
Total Derivatives not accounted for as hedging instruments		$382			$—

Dynamic Asset Allocation Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$7,996	*
	Unrealized appreciation on swap contracts	2,865	†	Unrealized depreciation on swap contracts	—	†
Commodity contracts	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	2,938	†
Total Derivatives not accounted for as hedging instruments		$2,865			$10,934

Multi-Strategy Alternative Fund
Interest rate contracts	Unrealized appreciation on swap contracts	$76	†	Unrealized depreciation on swap contracts	$2	†
Equity contracts	Investments purchased, at value	2,591		Options and Swaptions written, at value	597
	Unrealized appreciation on futures contracts	93	*	Unrealized depreciation on futures contracts	—	*
	Unrealized appreciation on swap contracts	257	†	Unrealized depreciation on swap contracts	1,057	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	471		Unrealized loss on forward foreign currency contracts	267
Credit contracts	Unrealized appreciation on swap contracts	187	†	Unrealized depreciation on swap contracts	31	†
Total Derivatives not accounted for as hedging instruments		$3,675			$1,954

SEI Institutional Managed Trust / Annual Report / September 30, 2022

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Multi-Asset Accumulation Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$40	*	Unrealized depreciation on futures contracts	$36,766	*
	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	4,616	†
Equity contracts	Unrealized appreciation on futures contracts	446	*	Unrealized depreciation on futures contracts	51,635	*
	Unrealized appreciation on swap contracts	37	†	Unrealized depreciation on swap contracts	2,583	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	15,278		Unrealized loss on forward foreign currency contracts	8,265
Commodity contracts	Unrealized appreciation on futures contracts	3,892	*	Unrealized depreciation on futures contracts	21,209	*
Total Derivatives not accounted for as hedging instruments		$19,693			$125,074

Multi-Asset Income Fund
Interest rate contracts	Unrealized appreciation on			Unrealized depreciation on
	futures contracts	$566	*	futures contracts	$10,060	*
	Unrealized appreciation on swap contracts	1,731	†	Unrealized depreciation on swap contracts	1,289	†
Equity contracts	Unrealized appreciation on futures contracts	—	*	Unrealized depreciation on futures contracts	3,623	*
	Investments purchased, at value	1,239		Options and Swaptions written, at value	729
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,260		Unrealized loss on forward foreign currency contracts	1,907
	Investments purchased, at value	773		Options and Swaptions written, at value	797
Credit contracts	Unrealized appreciation on swap contracts	281	†	Unrealized depreciation on swap contracts	489	†
Total Derivatives not accounted for as hedging instruments		$6,850			$18,894

Multi-Asset Inflation Managed Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$1,228	*	Unrealized depreciation on futures contracts	$142	*
	Unrealized appreciation on swap contracts	9,147	†	Unrealized depreciation on swap contracts	—	†
Equity contracts	Unrealized appreciation on futures contracts	4,466	*	Unrealized depreciation on futures contracts	—	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4		Unrealized loss on forward foreign currency contracts	59
Commodity contracts	Unrealized appreciation on futures contracts	1,346	*	Unrealized depreciation on future contracts	5,918	*
	Unrealized appreciation on swap contracts	707	†	Unrealized depreciation on swap contracts	3,296	†
	Investments purchased, at value	549		Options and Swaptions written, at value	586
Credit contracts	Unrealized appreciation on swaps contracts	580	†	Unrealized depreciation on swaps contracts	398	†
Total Derivatives not accounted for as hedging instruments		$18,027			$10,399

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Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Multi-Asset Capital Stability Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$2,783	*	Unrealized depreciation on futures contracts	$3,859	*
	Unrealized appreciation on swap contracts	1	†	Unrealized depreciation on swap contracts	36	†
	Options and Swaptions written, at value	61		Options and Swaptions written, at value	141
Equity contracts	Unrealized appreciation on futures contracts	30	*	Unrealized depreciation on futures contracts	1,718	*
	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	943	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,706		Unrealized loss on forward foreign currency contracts	2,561
Credit contracts	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	241	†
Total Derivatives not accounted for as hedging instruments		$5,581			$9,499

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations/Consolidated Statements of Operations for the year ended September 30, 2022:

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Large Cap Fund
Equity contracts	$—	$—	$326	$—	$—	$326
Total	$—	$—	$326	$—	$—	$326
Large Cap Value Fund
Equity contracts	$—	$—	$(2,446)	$—	$—	$(2,446)
Total	$—	$—	$(2,446)	$—	$—	$(2,446)
Large Cap Growth Fund
Equity contracts	$—	$—	$(1,144)	$—	$—	$(1,144)
Total	$—	$—	$(1,144)	$—	$—	$(1,144)
Large Cap Index Fund
Equity contracts	$—	$—	$(654)	$—	$—	$(654)
Total	$—	$—	$(654)	$—	$—	$(654)
Tax-Managed Large Cap Fund
Equity contracts	$—	$—	$(627)	$—	$—	$(627)
Total	$—	$—	$(627)	$—	$—	$(627)
S&P 500 Index Fund
Equity contracts	$—	$—	$(294)	$—	$—	$(294)
Total	$—	$—	$(294)	$—	$—	$(294)
Small Cap Fund
Equity contracts	$—	$—	$(46)	$—	$—	$(46)
Total	$—	$—	$(46)	$—	$—	$(46)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Small Cap Value Fund
Equity contracts	$—	$—	$182	$—	$—	$182
Total	$—	$—	$182	$—	$—	$182
Small Cap Growth Fund
Equity contracts	$—	$—	$110	$—	$—	$110
Total	$—	$—	$110	$—	$—	$110
Tax-Managed Small/Mid Cap Fund
Equity contracts	$—	$—	$161	$—	$—	$161
Total	$—	$—	$161	$—	$—	$161
Mid Cap Fund
Equity contracts	$—	$—	$(187)	$—	$—	$(187)
Total	$—	$—	$(187)	$—	$—	$(187)
U.S. Managed Volatility Fund
Equity contracts	$—	$—	$(2,135)	$—	$—	$(2,135)
Total	$—	$—	$(2,135)	$—	$—	$(2,135)
Global Managed Volatility Fund
Equity contracts	$—	$—	$(1,047)	$—	$—	$(1,047)
Foreign exchange contracts	—	—	—	30,122	—	30,122
Total	$—	$—	$(1,047)	$30,122	$—	$29,075
Tax-Managed Managed Volatility Fund
Equity contracts	$—	$—	$(1,444)	$—	$—	$(1,444)
Total	$—	$—	$(1,444)	$—	$—	$(1,444)
Tax-Managed International Managed Volatility Fund
Equity contracts	$—	$—	$(545)	$—	$—	$(545)
Total	$—	$—	$(545)	$—	$—	$(545)
Core Fixed Income Fund
Interest rate contracts	$(5,496)	$3,913	$(45,839)	$—	$12,242	$(35,180)
Foreign exchange contracts	(124)	64	—	(2,327)	—	(2,387)
Credit contracts	—	—	—	—	(2,143)	(2,143)
Total	$(5,620)	$3,977	$(45,839)	$(2,327)	$10,099	$(39,710)
High Yield Bond Fund
Foreign exchange contracts	$—	$—	$—	$(15)	$—	$(15)
Credit contracts	—	—	—	—	(319)	(319)
Total	$—	$—	$—	$(15)	$(319)	$(334)
Dynamic Asset Allocation Fund
Interest rate contracts	$14,523	$—	$—	$—	$7,995	$22,518
Equity contracts	(800)	340	(8,842)	—	278	(9,024)
Commodity contracts	—	—	—	—	14,375	14,375
Foreign exchange contracts	—	—	—	(13)	—	(13)
Total	$13,723	$340	$(8,842)	$(13)	$22,648	$27,856
Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$569	$569
Equity contracts	(927)	581	34	—	1,969	1,657
Interest rate contracts	—	—	159	—	823	982
Foreign exchange contracts	—	12	—	402	—	414
Total	$(927)	$593	$193	$402	$3,361	$3,622

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total

Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$(124,689)	$—	$(11,758)	$(136,447)
Interest rate contracts	—	—	(300,568)	—	(36,240)	(336,808)
Foreign exchange contracts	—	—	—	87,104	—	87,104
Commodity contracts	—	—	93,182	—	—	93,182
Total	$—	$—	$(332,075)	$87,104	$(47,998)	$(292,969)
Multi-Asset Income Fund
Equity contracts	$2,111	$(938)	$(1,700)	$—	$—	$(527)
Credit contracts	—	—	—	—	1,519	1,519
Interest rate contracts	66	(46)	(16,815)	—	5,054	(11,741)
Foreign exchange contracts	406	(468)	—	5,455	—	5,393
Total	$2,583	$(1,452)	$(18,515)	$5,455	$6,573	$(5,356)
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$593	$593
Equity contracts	—	—	5,656	—	—	5,656
Interest rate contracts	—	—	1,766	—	758	2,524
Foreign exchange contracts	—	—	—	1,675	—	1,675
Commodity contracts	1,939	(1,189)	35,289	—	12,768	48,807
Total	$1,939	$(1,189)	$42,711	$1,675	$14,119	$59,255
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$(100)	$(100)
Equity contracts	(407)	217	(6,533)	—	16	(6,707)
Interest rate contracts	—	—	(9,860)	—	(1,280)	(11,140)
Foreign exchange contracts	—	—	—	26,496	—	26,496
Commodity contracts	—	—	(100)	—	—	(100)
Total	$(407)	$217	$(16,493)	$26,496	$(1,364)	$8,449

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Large Cap Fund
Equity contracts	$—	$—	$(454)	$—	$—	$(454)
Total	$—	$—	$(454)	$—	$—	$(454)
Large Cap Value Fund
Equity contracts	$—	$—	$(228)	$—	$—	$(228)
Total	$—	$—	$(228)	$—	$—	$(228)
Large Cap Growth Fund
Equity contracts	$—	$—	$(275)	$—	$—	$(275)
Total	$—	$—	$(275)	$—	$—	$(275)
Large Cap Index Fund
Equity contracts	$—	$—	$(230)	$—	$—	$(230)
Total	$—	$—	$(230)	$—	$—	$(230)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Tax Managed Large Cap Fund
Equity contracts	$—	$—	$(77)	$—	$—	$(77)
Total	$—	$—	$(77)	$—	$—	$(77)
S&P 500 Index Fund
Equity contracts	$—	$—	$(207)	$—	$—	$(207)
Total	$—	$—	$(207)	$—	$—	$(207)
Small Cap Value Fund
Equity contracts	$—	$—	$24	$—	$—	$24
Total	$—	$—	$24	$—	$—	$24
Mid Cap Fund
Equity contracts	$—	$—	$(106)	$—	$—	$(106)
Total	$—	$—	$(106)	$—	$—	$(106)
U.S. Managed Volatility Fund
Equity contracts	$—	$—	$(251)	$—	$—	$(251)
Total	$—	$—	$(251)	$—	$—	$(251)
Global Managed Volatility Fund
Equity contracts	$—	$—	$(255)	$—	$—	$(255)
Foreign exchange contracts	—	—	—	2,106	—	2,106
Total	$—	$—	$(255)	$2,106	$—	$1,851
Tax-Managed Managed Volatility Fund
Equity contracts	$—	$—	$119	$—	$—	$119
Total	$—	$—	$119	$—	$—	$119
Tax-Managed International Managed Volatility Fund
Equity contracts	$—	$—	$3	$—	$—	$3
Total	$—	$—	$3	$—	$—	$3
Core Fixed Income Fund
Credit contracts	$—	$—	$—	$—	$(794)	$(794)
Interest rate contracts	(422)	(2,828)	(13,844)	—	5,536	(11,558)
Foreign exchange contracts	(221)	—	—	(2,297)	—	(2,518)
Total	$(643)	$(2,828)	$(13,844)	$(2,297)	$4,742	$(14,870)
High Yield Bond Fund
Credit contracts	$—	$—	$—	$—	$381	$381
Foreign exchange contracts	—	—	—	(5)	—	(5)
Total	$—	$—	$—	$(5)	$381	$376
Dynamic Asset Allocation Fund
Equity contracts	$(446)	$45	$(5,196)	$—	$2,865	$(2,732)
Interest rate contracts	(3,819)	—	—	—	(2,707)	(6,526)
Foreign exchange contracts	—	—	—	43	—	43
Commodity contracts	—	—	—	—	(6,943)	(6,943)
Total	$(4,265)	$45	$(5,196)	$43	$(6,785)	$(16,158)
Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$144	$144
Equity contracts	109	(332)	10	—	(1,256)	(1,469)
Interest rate contracts	—	—	(98)	—	(54)	(152)
Foreign exchange contracts	—	—	—	94	—	94
Total	$109	$(332)	$(88)	$94	$(1,166)	$(1,383)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$(20,021)	$—	$884	$(19,137)
Interest rate contracts	—	—	7,239	—	(1,801)	5,438
Foreign exchange contracts	—	—	—	1,048	—	1,048
Commodity contracts	—	—	(24,271)	—	(306)	(24,577)
Total	$—	$—	$(37,053)	$1,048	$(1,223)	$(37,228)
Multi-Asset Income Fund
Credit contracts	$—	$—	$—	$—	$(1,719)	$(1,719)
Equity contracts	597	(473)	(2,457)	—	—	(2,333)
Interest rate contracts	—	—	(8,365)	—	(1,640)	(10,005)
Foreign exchange contracts	99	(109)	—	76	—	66
Total	$696	$(582)	$(10,822)	$76	$(3,359)	$(13,991)
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$1,950	$1,950
Equity contracts	—	—	3,620	—	—	3,620
Interest rate contracts	—	—	52	—	10,715	10,767
Foreign exchange contracts	—	—	—	(153)	—	(153)
Commodity contracts	(495)	939	(10,856)	—	(5,333)	(15,745)
Total	$(495)	$939	$(7,184)	$(153)	$7,332	$439
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$(187)	$(187)
Equity contracts	(35)	(38)	491	—	130	548
Interest rate contracts	—	—	(543)	—	(546)	(1,089)
Foreign exchange contracts	—	—	—	(1,620)	—	(1,620)
Total	$(35)	$(38)	$(52)	$(1,620)	$(603)	$(2,348)

The following table discloses the average quarterly balances of the Funds' derivative activity during the year ended September 30, 2022 ($ Thousands):

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund	Large Cap Index Fund
Futures Contracts:
Average Notional Balance Long	$14,234	$11,768	$22,276	$11,694

	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Fund
Futures Contracts:
Average Notional Balance Long	$11,564	$6,881	$585	$120	$1,115,026

	U.S. Managed Volatility Fund	Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund
Futures Contracts:
Average Notional Balance Long	$5,535	$8,235	$7,385	$4,616
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	314,502	–	–
Average Notional Balance Short	–	313,087	–	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

	Core Fixed Income Fund	High Yield Bond Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund
Futures Contracts:
Average Notional Balance Long	$1,301,165	$–	$80,064	$–
Average Notional Balance Short	596,418	–	–	5,300
Forward Foreign Currency Contracts:
Average Notional Balance Long	129,532	–	12,881	37,458
Average Notional Balance Short	131,122	–	12,887	37,483
Credit Default Swaps:
Average Notional Balance Buy Protection	455	–	–	10,491
Average Notional Balance Sell Protection	161,221	1,701	–	253
Total Return Swaps
Average Notional Balance Long	–	–	54,937	15,337
Average Notional Balance Short	–	3,087	–	10,035
Interest Rate Swaps
Average Notional Balance	414,535	–	13,881	8,529
Options/Swaptions:
Average Notional Balance Long†	1,254	–	3,772	1,845
Average Notional Balance Short†	2,997	–	–	121

	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund
Futures Contracts:
Average Notional Balance Long	$3,029	$412,584	$131,297	$113,764
Average Notional Balance Short	16,870	63,913	131,345	37,662
Forward Foreign Currency Contracts:
Average Notional Balance Long	1,089,806	131,594	31,501	233,222
Average Notional Balance Short	1,088,172	131,044	31,547	230,480
Credit Default Swaps:
Average Notional Balance Buy Protection	–	8,113	186,867	–
Average Notional Balance Sell Protection	–	64,115	73,921	6,885
Total Return Swaps
Average Notional Balance Long	1,721	–	63,560	–
Average Notional Balance Short	192	–	13,539	–
Interest Rate Swaps
Average Notional Balance	363,788	85,137	85,315	9,559
Options/Swaptions:
Average Notional Balance Long†	–	959	1,066	43
Average Notional Balance Short†	–	–	–	31

†	Represents cost.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is reduced as placement due to the Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. Refer to each Funds Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities for market value, variation margin and collateral of exchange-traded or centrally cleared financial derivative instruments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2022 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Barclay Bank PLC	$755	$—	$—	$755	$—	$—	$—	$—	$—	$755	$—	$755
BNP Paribas	1,148	—	—	1,148	—	—	—	—	—	1,148	—	1,148
Brown Brothers Harriman	49	—	—	49	103	—	—	—	103	(54)	—	(54)
Standard Chartered	2,215	—	—	2,215	—	—	—	—	—	2,215	—	2,215
Westpack Banking	189	—	—	189	—	—	—	—	—	189	—	189
Total Over the Counter	$4,356	$—	$—	$4,356	$103	$—	$—	$—	$103

	Financial Derivative Assets				Financial Derivative Liabilities
Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
BNP Paribas	$475	$—	$—	$475	$(844)	$—	$—	$—	$(844)	$(369)	$—	$(369)
Citigroup	762	—	—	762	(2,969)	—	—	—	(2,969)	(2,207)	—	(2,207)
Goldman Sachs	692	—	—	692	(189)	—	—	—	(189)	503	—	503
Morgan Stanley	177	—	—	177	(54)	—	—	—	(54)	123	—	123
Total Over the Counter	$2,106	$—	$—	$2,106	$(4,056)	$—	$—	$—	$(4,056)

	Financial Derivative Assets				Financial Derivative Liabilities
High Yield Bond Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Barclays	$—	$—	$94	$94	$—	$—	$—	$—	$—	$94	$—	94
JPMorgan Chase	—	—	288	288	—	—	—	—	—	288	—	288
Total Over the Counter	$—	$—	$382	$382	$—	$—	$—	$—	$—

	Financial Derivative Assets				Financial Derivative Liabilities
Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
BNP Paribas	$—	$—	$—	$—	$—	$—	$2,938	$—	$2,938	$(2,938)	$—	$(2,938)
Goldman Sachs	—	—	2,865	2,865	—	—	—	—	—	2,865	—	2,865
Total Over the Counter	$—	$—	$2,865	$2,865	$—	$—	$2,938	$—	$2,938

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Strategy Alternative Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Barclays PLC	$51	$—	$—	$51	$5	$—	$—	$—	$5	$46	$—	$46
Barr Brothers & Co., Inc.	—	—	—	—	7	—	—	—	7	(7)	—	(7)
BNYMellon	17	—	—	17	—	—	—	—	—	17	—	17
Citi	9	—	—	9	10	—	—	—	10	(1)	—	(1)
Credit Suisse First Boston	—	—	—	—	3	—	—	—	3	(3)	—	(3)
Deutsche Bank	18	—	—	18	—	—	—	—	—	18	—	18
Goldman Sachs	10	—	46	56	63	—	—	—	63	(7)	—	(7)
HSBC	51	—	—	51	13	—	—	—	13	38	—	38
JPMorgan Chase	15	—	158	173	65	—	—	—	65	108	—	108
Montgomery/Bank of America	13	—	—	13	8	—	—	—	8	5	—	5
Morgan Stanley	86	—	19	105	44	—	1,057	—	1,101	(996)	—	(996)
Santander	23	—	—	23	—	—	—	—	—	23	—	23

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Strategy Alternative Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
State Street	$78	$—	$—	$78	$18	$—	$—	$—	$18	$60	$—	$60
TD Bank	30	—	—	30	29	—	—	—	29	1	—	1
UBS	53	—	36	89	1	—	—	—	1	88	—	88
Westpac Banking	17	—	—	17	1	—	—	—	1	16	—	16
Total Over the Counter	$471	$—	$259	$730	$267	$—	$1,057	$—	$1,324

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Accumulation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Bank of America	$—	$—	$33,255	$33,255	$—	$—	$—	$—	$—	$33,255	$—	$33,255
BNP Paribas	150	—	—	150	—	—	—	—	—	150	—	150
Brown Brothers Harmon	2,974	—	—	2,974	1	—	—	—	1	2,973	—	2,973
Citibank	—	—	5	5	—	—	118	—	118	(113)	—	(113)
Citigroup	3,673	—	—	3,673	3,949	—	—	—	3,949	(276)	—	(276)
JPMorgan Chase Bank	3,495	—	13,417	16,912	4,314	—	90	—	4,404	12,508	—	12,508
State Street	4,986	—	—	4,986	1	—	—	—	1	4,985	—	4,985
Total Over the Counter	$15,278	$—	$46,677	$61,955	$8,265	$—	$208	$—	$8,473

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
BNP Paribas	$354	$—	$—	$354	$310	$—	$—	$—	$310	$44	$—	$44
Citigroup	1,075	—	—	1,075	621	—	—	—	621	454	—	454
Goldman Sachs	667	—	—	667	190	—	—	—	190	477	—	477
JPMorgan Chase	23	—	—	23	60	—	—	—	60	(37)	—	(37)
Merrill Lynch	—	—	—	—	9	—	—	—	9	(9)	—	(9)
Morgan Stanley	141	—	148	289	717	—	—	—	717	(428)	—	(428)
Total Over the Counter	$2,260	$—	$148	$2,408	$1,907	$—	$—	$—	$1,907

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Inflation Managed Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Bank of America	$—	$—	$—	$—	$59	$—	$—	$—	$59	$(59)	$1	$(58)
Brown Brothers Harriman	4	—	—	4	—	—	—	—	—	4	—	4
CGG	—	—	—	—	—	—	5	—	5	(5)	—	(5)
Chase Securities	—	—	—	—	—	—	—	120,643	120,643	(120,643)	—	(120,643)
Citibank	—	—	—	—	—	—	89	—	89	(89)	—	(89)
Credit Suisse	—	—	—	—	—	—	55	—	55	(55)	55	—
Deutsche Bank	—	—	—	—	—	—	80	—	80	(80)	—	(80)
Goldman Sachs	—	—	—	—	—	—	333	—	333	(333)	—	(333)
JPMorgan Chase	—	—	707	707	—	—	330	—	330	377	—	377
Macquarie Bank Limited	—	—	—	—	—	—	391	—	391	(391)	391	—
Merrill Lynch	—	—	—	—	—	—	1,700	—	1,700	(1,700)	—	(1,700)
Societe Generale	—	—	—	—	—	—	1,030	—	1,030	(1,030)	—	(1,030)
Total Over the Counter	$4	$—	$707	$711	$59	$—	$4,013	$120,643	$124,715

SEI Institutional Managed Trust / Annual Report / September 30, 2022

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Capital Stability Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Bank of America	$55	$—	$—	$55	$(216)	$—	$—	$—	$(216)	$(161)	$—	$(161)
BNP Paribas	38	—	—	38	(80)	—	—	—	(80)	(42)	—	(42)
Brown Brothers Harriman	222	—	—	222	(533)	—	—	—	(533)	(311)	—	(311)
Citigroup	261	—	—	261	(76)	—	—	—	(76)	185	—	185
Credit Suisse First Boston	80	—	—	80	(192)	—	—	—	(192)	(112)	—	(112)
Deutsche Bank	312	—	—	312	(298)	—	—	—	(298)	14	—	14
Goldman Sachs	766	—	—	766	(483)	—	—	—	(483)	283	—	283
HSBC	55	—	—	55	(89)	—	—	—	(89)	(34)	—	(34)
JPMorgan Chase Bank	489	—	—	489	(93)	—	—	—	(93)	396	—	396
Merrill Lynch	—	—	—	—	(47)	—	—	—	(47)	(47)	—	(47)
Morgan Stanley	284	—	1	285	(409)	—	—	(36)	(445)	(160)	—	(160)
RBS	44	—	—	44	—	—	—	—	—	44	—	44
Standard Chartered	—	—	—	—	(8)	—	—	—	(8)	(8)	—	(8)
UBS	100	—	—	100	(37)	—	—	—	(37)	63	—	63
Total Over the Counter	$2,706	$—	$1	$2,707	$(2,561)	$—	$—	$(36)	$(2,597)

(1)	Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. BASIS FOR CONSOLIDATION FOR THE MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund, and Multi-Asset Inflation Managed Fund may each invest up to 25% of their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2022 ($ Thousands)	% of Total Net Assets at September 30, 2022
Dynamic Commodity Strategy Subsidiary, Ltd.	March 28, 2018	$50,607	8.0%
Accumulation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	358,135	17.6%
Inflation Commodity Strategy Subsidiary Ltd.	April 9, 2012	140,652	17.2%

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

Gains and losses attributed to the Funds’ investments in Subsidiaries are as follows:

	Dynamic Commodity Strategy Subsidiary, Ltd. ($ Thousands)	Accumulation Commodity Strategy, Ltd. ($ Thousands)	Inflation Commodity Strategy Subsidiary, Ltd. ($ Thousands)
Net Investment Income:
Investment Income	$220	$3,032	$1,193
Net Realized Gain (Loss) on:
Investments	—	(1,175)	(50)
Futures Contracts	(5,550)	93,896	35,289
Swap Contracts	18,752	6,294	14,009
Purchased Options and Swaptions	—	—	1,939
Written Options and Swaptions	—	—	(1,189)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	(3,619)	(654)
Futures Contracts	(5,115)	(24,271)	(10,856)
Swap Contracts	(9,934)	516	(5,858)
Purchased Options and Swaptions	—	—	(495)
Written Options and Swaptions	—	—	939
Total gains and losses attributed to the Funds' investment in Subsidiaries	$(1,627)	$74,673	$34,267

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (“the Distributor”) is the Distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Funds have also adopted an, administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, proxy fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The Administrator has voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Conservative Income and Tax Free Conservative Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Large Cap Fund
Class F	0.3900%	0.25%	—	0.89%
Class Y	0.3900%	—	—	0.64%
Large Cap Value Fund
Class F	0.3500%	0.25%	—	0.89%
Class I	0.3500%	0.25%	0.25%	1.11%
Class Y	0.3500%	—	—	0.64%
Large Cap Growth Fund
Class F	0.4000%	0.25%	—	0.89%
Class I	0.4000%	0.25%	0.25%	1.11%
Class Y	0.4000%	—	—	0.64%
Large Cap Index Fund
Class F	0.0500%	0.25%	—	0.25%
Tax-Managed Large Cap Fund
Class F	0.4000%	0.25%	—	0.89%
Class Y	0.4000%	—	—	0.64%
S&P 500 Index Fund
Class F	0.0300%	0.25%	—	0.25%
Class I	0.0300%	0.25%	0.25%	0.65%
Small Cap Fund
Class F	0.6500%	0.25%	—	1.14%
Class Y	0.6500%	—	—	0.89%
Small Cap Value Fund
Class F	0.6500%	0.25%	—	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.89%
Small Cap Growth Fund
Class F	0.6500%	0.25%	—	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.86%
Tax-Managed Small/Mid Cap Fund
Class F	0.6500%	0.25%	—	1.11%
Class Y	0.6500%	—	—	0.89%
Mid-Cap Fund
Class F	0.4000%	0.25%	—	0.98%
Class I	0.4000%	0.25%	0.25%	1.20%
Class Y	0.4000%	—	—	0.73%
U.S. Managed Volatility Fund
Class F	0.6500%	0.25%	—	0.90%
Class I	0.6500%	0.25%	0.25%	1.15%
Class Y	0.6500%	—	—	0.65%
Global Managed Volatility Fund
Class F	0.6500%	0.25%	—	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.86%
Tax-Managed Managed Volatility Fund
Class F	0.6500%	0.25%	—	1.00%
Class Y	0.6500%	—	—	0.75%

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

	Advisory Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Tax-Managed International Managed Volatility Fund
Class F	0.6500%	0.25%	—	1.11%
Class Y	0.6500%	—	—	0.86%
Real Estate Fund
Class F	0.6500%	0.25%	—	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.89%
Core Fixed Income Fund
Class F	0.2750%	0.25%	—	0.66%
Class I	0.2750%	0.25%	0.25%	0.88%
Class Y	0.2750%	—	—	0.41%
High Yield Bond Fund
Class F	0.4875%	0.25%	—	0.89%
Class I	0.4875%	0.25%	0.25%	1.11%
Class Y	0.4875%	—	—	0.64%
Conservative Income Fund
Class F	0.1000%	0.25%	—	0.30%
Class Y	0.1000%	—	—	0.20%
Tax-Free Conservative Income Fund
Class F	0.1000%	0.25%	—	0.30%
Class Y	0.1000%	—	—	0.20%
Real Return Fund
Class F	0.2200%	0.25%	—	0.45%
Class Y	0.2200%	—	—	0.35%
Dynamic Asset Allocation Fund
Class F	0.6000%	0.25%	—	0.75%
Class Y	0.6000%	—	—	0.50%
Multi-Strategy Alternative Fund
Class F	1.5000%	0.25%	—	1.35%
Class Y	1.5000%	—	—	1.10%
Multi-Asset Accumulation Fund
Class F	0.7500%	0.25%	—	1.17%
Class Y	0.7500%	—	—	0.92%
Multi-Asset Income Fund
Class F	0.6000%	0.25%	—	0.80%
Class Y	0.6000%	—	—	0.70%
Multi-Asset Inflation Managed Fund
Class F	0.5500%	0.25%	—	0.90%
Class Y	0.5500%	—	—	0.65%
Multi-Asset Capital Stability Fund
Class F	0.4000%	0.25%	—	0.62%
Class Y	0.4000%	—	—	0.52%

SEI Institutional Managed Trust / Annual Report / September 30, 2022

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Index Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Small/Mid Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Mid-Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
U.S. Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Global Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed International Managed Volatility Fund	0.450%	0.3700%	0.2900%	0.2100%	0.130%
Real Estate Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Core Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
High Yield Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tax-Free Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Real Return Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Dynamic Asset Allocation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Strategy Alternative Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Accumulation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Income Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Inflation Managed Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Capital Stability Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

	First $2 Billion	Next $500 Million	Next $500 Million	Over $3 Billion
S&P 500 Index Fund	0.220%	0.2100%	0.1650%	0.120%

As of September 30, 2022, SIMC has entered into investment sub-advisory agreements with the following affiliated and unaffiliated parties:

Investment Sub-Adviser

Large Cap Fund

Brandywine Global Investment Management, LLC

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Fred Alger Management, LLC

LSV Asset Management*

Mar Vista Investment Partners, LLC

Parametric Portfolio Associates LLC

Large Cap Value Fund

Brandywine Global Investment Management, LLC

Cullen Capital Management, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Large Cap Growth Fund

Fiera Capital Inc.

Fred Alger Management, LLC

McKinley Capital Management, LLC

Parametric Portfolio Associates LLC

Large Cap Index Fund

SSGA Funds Management, Inc.

Tax-Managed Large Cap Fund

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Cullen Capital Management, LLC (Cullen) (fka

Schafer Cullen Capital Management)

Fiera Capital Inc.

LSV Asset Management*

Mar Vista Investment Partners, LLC

Parametric Portfolio Associates LLC

S&P 500 Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

Copeland Capital Management, LLC

EAM Investors, LLC

Easterly Investment Partners LLC

Hillsdale Investment Management Inc.

Los Angeles Capital Management, LLC

Leeward Investments, LLC

Parametric Portfolio Associates LLC

Small Cap Value Fund

Cardinal Capital Management, LLC

Easterly Investment Partners LLC

LSV Asset Management, LLC*

Parametric Portfolio Associates LLC

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

Small Cap Growth Fund

ArrowMark Colorado Holdings LLC

EAM Investors LLC

Jackson Creek Investment Advisors, LLC

Parametric Portfolio Associates LLC

Tax-Managed Small/Mid Cap Fund

Cardinal Capital Management, LLC

Easterly Investment Partners LLC

Hillsdale Investment Management Inc.

Martingale Asset Management, LP

Parametric Portfolio Associates LLC

Rice Hall James & Associates LLC

Mid-Cap Fund

Leeward Investments, LLC

Los Angeles Capital Management LLC

U.S. Managed Volatility Fund

Allspring Global Investments, LLC

LSV Asset Management*

Global Managed Volatility Fund

Acadian Asset Management LLC

Allspring Global Investments, LLC

Tax-Managed Managed Volatility Fund

Allspring Global Investments, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Tax-Managed International Managed Volatility Fund

Acadian Asset Management LLC

Allspring Global Investments, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Real Estate Fund

CenterSquare Investment Management LLC

Core Fixed Income Fund

Allspring Global Investments, LLC

Jennison Associates LLC

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Western Asset Management Company, LLC

Western Asset Management Company Limited

High Yield Bond Fund

Ares Capital Management II LLC

Benefit Street Partners, LLC

Brigade Capital Management, LP

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Conservative Income Fund

BlackRock Advisors, LLC

Tax-Free Conservative Income Fund

BlackRock Advisors, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Strategy Alternative Fund

Brigade Capital Management, LP

Emso Asset Management Limited

Global Credit Advisers, LLC

Kettle Hill Capital Management LLC

Mountaineer Partners Management, LLC

Putnam Investment Management LLC

Ramius Advisors, LLC

Multi-Asset Accumulation Fund

AQR Capital Management, LLC

PanAgora Asset Management Inc.

Multi-Asset Income Fund

Goldman Sachs Asset Management, LP

SSGA Funds Management Inc.

Western Asset Management Company, LLC

Western Asset Management Company Limited

Multi-Asset Inflation Managed Fund

AllianceBernstein, L.P.

Columbia Management Investments Advisers, LLC

Credit Suisse Asset Management, LLC

Franklin Advisers, Inc.

Multi-Asset Capital Stability Fund

AllianceBernstein, L.P.

Janus Henderson Investors US LLC

* Affiliated

Under the investment sub-advisory agreements, each sub-adviser receives a fee paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

For the year ended September 30, 2022, there were no such commissions.

Payments to/from Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

LSV Asset Management (a partially owned indirect subsidiary of SEI Investment Co.) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2022 were as follows ($ Thousands):

Large Cap Fund	$323
Large Cap Value Fund	503
Tax-Managed Large Cap Fund	673
Small Cap Value Fund	851
U.S. Managed Volatility Fund	1,335
Tax-Managed Managed Volatility Fund	1,733
Tax-Managed International Managed Volatility Fund	460
$5,878

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended September 30, 2022, can be found on the Statements of Operations or Consolidated Statements of Operations and Financial Highlights or Consolidated Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund, to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, LP.

Each of the Large Cap Index and S&P 500 Index Funds may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the Board. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

For the year ended September 30, 2022, the following Funds borrowed funds from the SEI Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
Mid-Cap Fund	12/21/21	12/22/21	10,498	–	1.08%
Mid-Cap Fund	2/28/22	3/1/22	5,800	–	1.08%
Real Estate Fund	6/2/22	6/3/22	8,000	–	1.83%

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

For the years ended September 30, 2022 and September 30, 2021.

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Class F:
Shares Issued	13,469	13,566	8,091	7,160	6,420	4,190	19,892	29,697
Shares Issued in Lieu of Dividends and Distributions	15,037	4,271	2,781	926	3,525	2,689	966	696
Shares Redeemed	(25,530)	(40,111)	(12,968)	(14,156)	(7,254)	(8,544)	(19,731)	(18,893)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	2,976	(22,274)	(2,096)	(6,070)	2,691	(1,665)	1,127	11,500

Class I:
Shares Issued	–	–	50	12	11	21	–	–
Shares Issued in Lieu of Dividends and Distributions	–	–	6	2	10	7	–	–
Shares Redeemed	–	–	(76)	(24)	(41)	(17)	–	–

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Total Increase (Decrease) in Net Assets Derived from Class I Transactions	–	–	(20)	(10)	(20)	11	–	–
Class Y:
Shares Issued	739	668	1,079	1,296	1,180	914	–	–
Shares Issued in Lieu of Dividends and Distributions	824	258	461	147	534	349	–	–
Shares Redeemed	(3,893)	(2,044)	(1,454)	(1,344)	(658)	(734)	–	–
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(2,330)	(1,118)	86	99	1,056	529	–	–
Increase (Decrease) in Capital Shares	646	(23,392)	(2,030)	(5,981)	3,727	(1,125)	1,127	11,500

	Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Class F:
Shares Issued	8,835	9,293	1,117	861	5,486	5,479	2,644	2,776
Shares Issued in Lieu of Dividends and Distributions	5,061	2,479	710	605	8,435	51	1,051	86
Shares Redeemed	(17,878)	(19,738)	(2,205)	(2,018)	(8,476)	(12,318)	(3,264)	(4,048)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(3,982)	(7,966)	(378)	(552)	5,445	(6,788)	431	(1,186)
Class I:
Shares Issued	–	–	13	18	–	–	3	11
Shares Issued in Lieu of Dividends and Distributions	–	–	5	3	–	–	6	—
Shares Redeemed	–	–	(26)	(17)	–	–	(40)	(11)
Total Increase (Decrease) in Net Assets Derived from Class I Transactions	–	–	(8)	4	–	–	(31)	—
Class Y:
Shares Issued	1,561	1,372	–	–	281	280	416	372
Shares Issued in Lieu of Dividends and Distributions	725	352	–	–	381	6	206	21
Shares Redeemed	(1,965)	(2,023)	–	–	(497)	(898)	(327)	(586)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	321	(299)	–	–	165	(612)	295	(193)
Increase (Decrease) in Capital Shares	(3,661)	(8,265)	(386)	(548)	5,610	(7,400)	695	(1,379)

	Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund		U.S. Managed Volatility Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Class F:
Shares Issued	1,361	1,717	3,213	3,927	1,483	615	7,667	6,421
Shares Issued in Lieu of Dividends and Distributions	2,064	—	2,832	43	587	19	3,722	3,836
Shares Redeemed	(1,515)	(2,312)	(5,287)	(5,454)	(1,619)	(1,062)	(11,060)	(15,149)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	1,910	(595)	758	(1,484)	451	(428)	329	(4,892)
Class I:
Shares Issued	7	9	–	–	4	2	—	3
Shares Issued in Lieu of Dividends and Distributions	10	—	–	–	4	—	7	7
Shares Redeemed	(23)	(10)	–	–	(15)	(6)	(49)	(14)
Total Decrease in Net Assets Derived from Class I Transactions	(6)	(1)	–	–	(7)	(4)	(42)	(4)
Class Y:
Shares Issued	163	142	416	288	49	79	1,020	4,759
Shares Issued in Lieu of Dividends and Distributions	234	—	381	13	25	1	1,083	4,761
Shares Redeemed	(174)	(176)	(501)	(646)	(30)	(77)	(3,172)	(52,092)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	223	(34)	296	(345)	44	3	(1,069)	(42,572)
Increase (Decrease) in Capital Shares	2,127	(630)	1,054	(1,829)	488	(429)	(782)	(47,468)

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Class F:
Shares Issued	10,124	12,133	5,501	5,084	5,275	5,102	1,946	1,117

SEI Institutional Managed Trust / Annual Report / September 30, 2022

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Shares Issued in Lieu of Dividends and Distributions	7,473	725	1,817	781	819	447	354	291
Shares Redeemed	(18,019)	(25,859)	(11,087)	(10,638)	(7,157)	(6,663)	(2,589)	(2,089)
Total Decrease in Net Assets Derived from Class F Transactions	(422)	(13,001)	(3,769)	(4,773)	(1,063)	(1,114)	(289)	(681)
Class I:
Shares Issued	1	3	–	–	–	–	—	1
Shares Issued in Lieu of Dividends and Distributions	10	1	–	–	–	–	2	1
Shares Redeemed	(57)	(7)	–	–	–	–	(14)	(1)
Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(46)	(3)	–	–	–	–	(12)	1
Class Y:
Shares Issued	1,682	1,880	542	426	699	450	156	85
Shares Issued in Lieu of Dividends and Distributions	1,131	147	185	80	150	86	71	72
Shares Redeemed	(2,639)	(4,923)	(721)	(853)	(1,109)	(740)	(248)	(402)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	174	(2,896)	6	(347)	(260)	(204)	(21)	(245)
(Decrease) in Capital Shares	(294)	(15,900)	(3,763)	(5,120)	(1,323)	(1,318)	(322)	(925)

	Core Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund		Tax-Free Conservative Income Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Class F:
Shares Issued	63,452	91,203	37,354	37,851	23,483	13,686	6,639	7,666
Shares Issued in Lieu of Dividends and Distributions	7,145	16,247	12,143	12,961	150	2	58	2
Shares Redeemed	(86,282)	(68,450)	(57,435)	(43,544)	(16,099)	(18,618)	(7,364)	(10,584)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(15,685)	39,000	(7,938)	7,268	7,534	(4,930)	(667)	(2,916)
Class I:
Shares Issued	33	91	1	18	–	–	–	–
Shares Issued in Lieu of Dividends and Distributions	6	16	3	5	–	–	–	–
Shares Redeemed	(117)	(50)	(88)	(4)	–	–	–	–
Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(78)	57	(84)	19	–	–	–	–
Class Y:
Shares Issued	6,784	12,487	5,793	3,522	512	881	819	968
Shares Issued in Lieu of Dividends and Distributions	1,056	2,128	1,977	1,974	9	—	3	—
Shares Redeemed	(7,696)	(8,460)	(7,628)	(4,872)	(687)	(1,412)	(1,260)	(618)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	144	6,155	142	624	(166)	(531)	(438)	350
Increase (Decrease) in Capital Shares	(15,619)	45,212	(7,880)	7,911	7,368	(5,461)	(1,105)	(2,566)

	Real Return Fund		Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Class F:
Shares Issued	10,533	4,819	4,820	6,462	5,838	5,595	32,374	34,974
Shares Issued in Lieu of Dividends and Distributions	1,274	436	4,220	3,159	2,914	1,143	30,363	12,023
Shares Redeemed	(8,003)	(6,861)	(11,685)	(13,791)	(7,946)	(10,493)	(42,752)	(57,285)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	3,804	(1,606)	(2,645)	(4,170)	806	(3,755)	19,985	(10,288)
Class Y:
Shares Issued	403	454	387	268	167	88	2,568	2,834
Shares Issued in Lieu of Dividends and Distributions	106	44	258	205	62	24	2,499	989
Shares Redeemed	(439)	(876)	(719)	(720)	(155)	(146)	(3,447)	(5,040)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	70	(378)	(74)	(247)	74	(34)	1,620	(1,217)
Increase (Decrease) in Capital Shares	3,874	(1,984)	(2,719)	(4,417)	880	(3,789)	21,605	(11,505)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

	Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund
	2022	2021	2022	2021	2022	2021
Class F:
Shares Issued	8,691	10,992	21,495	16,169	14,438	15,124
Shares Issued in Lieu of Dividends and Distributions	2,441	2,019	6,439	1,205	1,405	579
Shares Redeemed	(15,610)	(17,903)	(27,949)	(20,504)	(16,832)	(22,028)
Total Decrease in Net Assets Derived from Class F Transactions	(4,478)	(4,892)	(15)	(3,130)	(989)	(6,325)
Class Y:
Shares Issued	1,715	3,482	469	718	398	840
Shares Issued in Lieu of Dividends and Distributions	605	478	383	95	102	50
Shares Redeemed	(2,347)	(3,864)	(1,764)	(1,603)	(797)	(1,971)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(27)	96	(912)	(790)	(297)	(1,081)
(Decrease) in Capital Shares	(4,505)	(4,796)	(927)	(3,920)	(1,286)	(7,406)

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments, during the year ended September 30, 2022, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$763,846	$763,846
Sales	—	1,020,983	1,020,983
Large Cap Value Fund
Purchases	—	353,467	353,467
Sales	—	466,537	466,537
Large Cap Growth Fund
Purchases	—	956,715	956,715
Sales	—	1,013,519	1,013,519
Large Cap Index Fund
Purchases	—	161,131	161,131
Sales	—	140,080	140,080
Tax-Managed Large Cap Fund
Purchases	—	946	946
Sales	—	1,242	1,242
S&P 500 Index Fund
Purchases	—	28,252	28,252
Sales	—	115,815	115,815
Small Cap Fund
Purchases	—	689,666	689,666
Sales	—	755,872	755,872
Small Cap Value Fund
Purchases	—	172,240	172,240
Sales	—	188,958	188,958
Small Cap Growth Fund
Purchases	—	723,886	723,886
Sales	—	896,520	896,520
Tax-Managed Small/Mid Cap Fund
Purchases	—	546,054	546,054
Sales	—	608,853	608,853
Mid-Cap Fund
Purchases	—	76,366	76,366
Sales	—	78,002	78,002
U.S. Managed Volatility Fund
Purchases	—	440,083	440,083
Sales	—	541,022	541,022

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Global Managed Volatility Fund
Purchases	—	846,683	846,683
Sales	—	918,390	918,390
Tax-Managed Managed Volatility Fund
Purchases	—	165,517	165,517
Sales	—	275,866	275,866
Tax-Managed International Managed Volatility Fund
Purchases	—	270,704	270,704
Sales	—	286,008	286,008
Real Estate Fund
Purchases	—	81,522	81,522
Sales	—	90,902	90,902
Core Fixed Income Fund
Purchases	13,686,010	2,659,696	16,345,706
Sales	13,853,432	2,428,279	16,281,711
High Yield Bond Fund
Purchases	1,394	602,354	603,748
Sales	—	643,723	643,723
Conservative Income Fund
Purchases	—	—	—
Sales	—	—	—
Tax-Free Conservative Income Fund
Purchases	—	—	—
Sales	—	—	—
Real Return Fund
Purchases	158,941	—	158,941
Sales	134,461	—	134,461
Dynamic Asset Allocation Fund
Purchases	—	33,580	33,580
Sales	—	154,844	154,844
Multi-Strategy Alternative Fund
Purchases	2,349	1,091,537	1,093,886
Sales	2,535	1,102,789	1,105,324
Multi-Asset Accumulation Fund
Purchases	308,613	216,573	525,186
Sales	538,578	347,942	886,520
Multi-Asset Income Fund
Purchases	10,301	156,011	166,312
Sales	14,822	217,023	231,845
Multi-Asset Inflation Managed Fund
Purchases	503,182	116,443	619,625
Sales	461,590	209,313	670,903

SEI Institutional Managed Trust / Annual Report / September 30, 2022

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Multi-Asset Capital Stability Fund
Purchases	57,141	37,947	95,088
Sales	109,406	69,518	178,924

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Commodity Strategy, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2022, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2021. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2022.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature.

The permanent differences are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies, expiration of capital loss carryforwards, collateralized loan obligation basis adjustments, utilization of earnings and profits on shareholder redemptions, certain foreign currency related transactions, payment of excise tax, and non-taxable in-kind redemptions. The permanent differences that is charged or credited to Paid In Capital and Distributable Earnings are primarily related to net operating losses and distribution in excess of net investment income have been reclassified to/from the following accounts as of September 30, 2022:

	Distributable Earnings (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Small Cap Fund	$16	$(16)
Small Cap Growth Fund	1,977	(1,977)
Tax-Managed Small/Mid Cap Fund	204	(204)
High Yield Bond Fund	5	(5)
Multi-Asset Capital Stability Fund	(43)	43

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the fiscal years or periods ended September 30, 2022 or September 30, 2021 (unless otherwise indicated) was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
Large Cap Fund
2022	$61,429	$220,787	$—	$—	$282,216
2021	18,293	56,356	—	—	74,649

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
Large Cap Value Fund
2022	$31,326	$62,850	$—	$—	$94,176
2021	27,551	—	—	—	27,551
Large Cap Growth Fund
2022	21,472	197,320	—	—	218,792
2021	9,934	134,180	—	—	144,114
Large Cap Index Fund
2022	14,044	1,753	—	—	15,797
2021	10,181	—	—	—	10,181
Tax-Managed Large Cap Fund
2022	39,532	197,578	—	—	237,110
2021	41,049	55,596	—	—	96,645
S&P 500 Index Fund
2022	13,514	62,560	—	—	76,074
2021	11,520	42,408	—	—	53,928
Small Cap Fund
2022	66,921	61,560	—	—	128,481
2021	847	—	—	—	847
Small Cap Value Fund
2022	11,167	23,613	—	—	34,780
2021	2,646	—	—	—	2,646
Small Cap Growth Fund
2022	38,252	52,511	—	—	90,763
2021	—	—	—	—	—
Tax-Managed Small/Mid Cap Fund
2022	2,336	94,023	—	—	96,359
2021	1,552	66	—	—	1,618
Mid-Cap Fund
2022	8,990	9,652	—	—	18,642
2021	589	—	—	—	589
U.S. Managed Volatility Fund
2022	35,245	59,945	—	—	95,190
2021	44,441	109,717	—	—	154,158
Global Managed Volatility Fund
2022	18,044	96,215	—	—	114,259
2021	9,076	1,772	—	—	10,848
Tax-Managed Managed Volatility Fund
2022	9,958	39,174	—	—	49,132
2021	11,074	7,105	—	—	18,179
Tax-Managed International Managed Volatility Fund
2022	12,641	—	—	—	12,641
2021	6,703	—	—	—	6,703
Real Estate Fund
2022	4,783	3,740	—	—	8,523
2021	2,122	3,629	—	—	5,751
Core Fixed Income Fund
2022	93,993	—	—	—	93,993
2021	193,862	41,756	—	—	235,618
High Yield Bond Fund
2022	102,523	—	—	—	102,523
2021	113,338	—	—	—	113,338
Conservative Income Fund
2022	2,042	—	—	—	2,042
2021	29	—	—	—	29

SEI Institutional Managed Trust / Annual Report / September 30, 2022

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
Tax-Free Conservative Income Fund
2022	$1	$—	$—	$730	$731
2021	—	—	—	21	21
Real Return Fund
2022	16,933	—	—	—	16,933
2021	6,173	—	—	—	6,173
Dynamic Asset Allocation Fund
2022	33,460	56,160	—	—	89,620
2021	43,356	13,096	—	—	56,452
Multi-Strategy Alternative Fund
2022	32,564	—	—	—	32,564
2021	13,430	—	—	—	13,430
Multi-Asset Accumulation Fund
2022	274,745	69,051	—	—	343,796
2021	28,663	107,295	—	—	135,958
Multi-Asset Income Fund
2022	36,039	437	—	—	36,476
2021	32,204	—	—	—	32,204
Multi-Asset Inflation Managed Fund
2022	62,112	—	—	—	62,112
2021	11,412	—	—	—	11,412
Multi-Asset Capital Stability Fund
2022	17,226	2,414	—	—	19,640
2021	4,599	3,404	—	—	8,003

As of September 30, 2022, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$9	$145,527	$—	$—	$—	$—	$326,271	$(1)	$471,806
Large Cap Value Fund	15,024	85,456	—	—	—	—	179,219	(2)	279,697
Large Cap Growth Fund	—	97,245	—	—	—	—	442,750	1	539,996
Large Cap Index Fund	3,390	—	—	—	(3,558)	—	117,967	—	117,799
Tax-Managed Large Cap Fund	11,177	175,475	—	—	—	—	2,062,625	—	2,249,277
S&P 500 Index Fund	2,888	61,457	—	—	—	—	500,377	(4)	564,718
Small Cap Fund	1,026	3,123	—	—	—	—	11,523	1	15,673
Small Cap Value Fund	1,445	16,648	—	—	(3,445)	—	11,691	(2)	26,337
Small Cap Growth Fund	—	—	—	—	(13,930)	(419)	(17,138)	(14)	(31,501)
Tax-Managed Small/Mid Cap Fund	1,276	3,360	—	—	—	—	234,385	1	239,022
Mid-Cap Fund	177	—	—	—	(1,043)	—	(7,365)	—	(8,231)
U.S. Managed Volatility Fund	3,058	71,541	—	—	—	—	71,710	4	146,313
Global Managed Volatility Fund	37,763	39,567	—	—	—	—	(48,030)	3	29,303
Tax-Managed Managed Volatility Fund	1,843	45,783	—	—	—	—	438,567	1	486,194
Tax-Managed International Managed Volatility Fund	8,445	—	—	(41,035)	(9,504)	—	(10,611)	(2)	(52,707)
Real Estate Fund	—	3,774	—	—	—	—	3,868	—	7,642
Core Fixed Income Fund	980	—	—	(7,443)	(267,258)	—	(514,735)	(9,347)	(797,803)
High Yield Bond Fund	37,806	—	—	(76,962)	(33,858)	—	(362,825)	(8,304)	(444,143)
Conservative Income Fund	654	—	—	—	—	—	(65)	(613)	(24)
Tax-Free Conservative Income Fund	—	—	53	(9)	—	—	(171)	(39)	(166)
Real Return Fund	7,427	1,073	—	—	—	—	(22,802)	(3,276)	(17,578)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Dynamic Asset Allocation Fund	$19,828	$59,860	$—	$—	$—	$—	$224,092	$3	$303,783
Multi-Strategy Alternative Fund	1,491	—	—	(3,349)	(7,523)	—	(26,368)	(522)	(36,271)
Multi-Asset Accumulation Fund	155,791	—	—	—	(542,857)	—	(444,600)	(230)	(831,896)
Multi-Asset Income Fund	11,973	—	—	—	(16,912)	—	(101,138)	(4,003)	(110,080)
Multi-Asset Inflation Managed Fund	86,579	—	—	(61,979)	(23,336)	—	(105,079)	(57)	(103,872)
Multi-Asset Capital Stability Fund	5,550	—	—	—	(16,103)	—	(4,307)	(507)	(15,367)

Post October losses represent losses realized on investment transactions from November 1, 2021 through September 30, 2022, that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2022 through September 30, 2022, and specified losses realized on investment transactions from November 1, 2021 through September 30, 2022, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Losses carried forward are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Tax-Managed International Managed Volatility Fund	$–	$41,035	$41,035
Core Fixed Income Fund	–	7,443	7,443
High Yield Bond Fund	–	76,962	76,962
Tax-Free Conservative Income Fund	9	–	9
Multi-Strategy Alternative Fund	3,349	–	3,349
Multi-Asset Inflation Managed Fund	53,174	8,805	61,979

*	This table should be used in conjunction with the capital loss carryforwards table.

During the fiscal year ended September 30, 2022, the following Funds utilized capital loss carryforward to offset capital gains:

Amount Utilized ($ Thousands)(1)
High Yield Bond Fund	$3,563
Tax-Free Conservative Income Fund	1
Real Return Fund	1,367
Multi-Asset Income Fund	1,161

(1)	The Utilization is subject to a limitation.

For Federal income tax purposes, the cost of investments owned at September 30, 2022, and the net realized gains or losses on investments sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2022, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,244,839	$466,121	$(139,850)	$326,271
Large Cap Value Fund	1,077,214	295,216	(115,997)	179,219
Large Cap Growth Fund	856,496	508,277	(65,527)	442,750
Large Cap Index Fund	784,472	202,778	(84,811)	117,967
Tax-Managed Large Cap Fund	1,574,822	2,092,981	(30,356)	2,062,625
S&P 500 Index Fund	245,462	517,864	(17,487)	500,377
Small Cap Fund	506,501	76,742	(65,219)	11,523
Small Cap Value Fund	336,696	61,821	(50,130)	11,691
Small Cap Growth Fund	331,087	32,937	(50,075)	(17,138)
Tax-Managed Small/Mid Cap Fund	546,855	256,329	(21,944)	234,385
Mid-Cap Fund	76,285	3,726	(11,091)	(7,365)
U.S. Managed Volatility Fund	722,845	139,343	(67,633)	71,710
Global Managed Volatility Fund	869,269	52,064	(100,094)	(48,030)
Tax-Managed Managed Volatility Fund	431,743	444,434	(5,867)	438,567
Tax-Managed International Managed Volatility Fund	312,299	22,505	(33,116)	(10,611)
Real Estate Fund	71,221	12,913	(9,045)	3,868
Core Fixed Income Fund	4,753,287	4,609	(519,344)	(514,735)
High Yield Bond Fund	1,621,400	79,357	(442,182)	(362,825)
Conservative Income Fund	359,500	56	(121)	(65)
Tax-Free Conservative Income Fund	175,795	—	(171)	(171)
Real Return Fund	280,641	—	(22,802)	(22,802)
Dynamic Asset Allocation Fund	329,724	271,868	(47,776)	224,092
Multi-Strategy Alternative Fund	421,658	5,963	(32,331)	(26,368)

SEI Institutional Managed Trust / Annual Report / September 30, 2022

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Multi-Asset Accumulation Fund	$1,241,166	$69,555	$(514,155)	$(444,600)
Multi-Asset Income Fund	745,841	24,997	(126,161)	(101,164)
Multi-Asset Inflation Managed Fund	1,035,273	80,495	(185,574)	(105,079)
Multi-Asset Capital Stability Fund	282,080	2,148	(6,503)	(4,355)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its investment strategy a Fund may have one or more of the following principle risks. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks.”

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity.

Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Bonds may be called due to falling interest rates or non-economical circumstances.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Concentration Risk — A downturn in the financial services industry would impact the Fund more than a portfolio that does not concentrate in securities issued by companies in the financial services industry.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Derivatives Risk — The Funds’ use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or

SEI Institutional Managed Trust / Annual Report / September 30, 2022

valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions, which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund’s judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such an event will have on the value of the company’s securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company’s security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer.

There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Financial Services Industry Risk — The Conservative Income Fund’s portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — A Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in a Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning

SEI Institutional Managed Trust / Annual Report / September 30, 2022

these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Master Limited Partnership (MLP) Risk — Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be a reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in “Taxes” below.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Municipal obligations may be underwritten or guaranteed by a relatively small number of financial services firms, so changes in the municipal securities market that affect those firms may decrease the availability of municipal instruments in the market, thereby making it difficult for the Sub-Adviser to identify and obtain appropriate investments for the Fund’s portfolio. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Non-Diversified Risk — The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, these Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Funds intend to satisfy the asset diversification requirements under the Code for classification as a RIC.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund’s investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. The Fund intends to hold certain commodity-related investments indirectly through a Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as “qualifying income.” If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Taxation Risk — The Fund is managed to seek to minimize tax consequences to shareholders, but there is no guarantee that the Fund will be able to operate without incurring taxable income and gains to shareholders.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

11. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2022, SPTC held of record the following percentage of outstanding shares of each Fund:

Fund	% Held
Large Cap Fund
Class F	97%
Class Y	34

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2022

Fund	% Held
Large Cap Value Fund
Class F	92%
Class I	–
Class Y	98
Large Cap Growth Fund
Class F	90%
Class I	–
Class Y	98
Large Cap Index Fund
Class F	99%
Tax-Managed Large Cap Fund
Class F	83%
Class Y	55
S&P 500 Index Fund
Class F	46%
Class I	6
Small Cap Fund
Class F	98%
Class Y	30
Small Cap Value Fund
Class F	94%
Class I	–
Class Y	98
Small Cap Growth Fund
Class F	92%
Class I	–
Class Y	95
Tax-Managed Small/Mid Cap Fund
Class F	91%
Class Y	55
Mid-Cap Fund
Class F	93%
Class I	–
Class Y	20
U.S. Managed Volatility Fund
Class F	94%
Class I	–
Class Y	42
Global Managed Volatility Fund
Class F	97%
Class I	–
Class Y	47
Tax-Managed Managed Volatility Fund
Class F	87%
Class Y	62
Tax-Managed International Managed Volatility Fund
Class F	97%
Class Y	88
Real Estate Fund
Class F	95%
Class I	–
Class Y	54
Core Fixed Income Fund

Fund	% Held
Class F	97%
Class I	9
Class Y	59
High Yield Bond Fund
Class F	97%
Class I	–
Class Y	62
Conservative Income Fund
Class F	99%
Class Y	33
Tax-Free Conservative Income Fund
Class F	98%
Class Y	70
Real Return Fund
Class F	98%
Class Y	38
Dynamic Asset Allocation Fund
Class F	97%
Class Y	19
Multi-Strategy Alternative Fund
Class F	98%
Class Y	74
Multi-Asset Accumulation Fund
Class F	98%
Class Y	20
Multi-Asset Income Fund
Class F	98%
Class Y	62
Multi-Asset Inflation Managed Fund
Class F	97%
Class Y	28
Multi-Asset Capital Stability Fund
Class F	99%
Class Y	26

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

12. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do

SEI Institutional Managed Trust / Annual Report / September 30, 2022

so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loomed securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/ or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund LP (“Liquidity Fund”), and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2022 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
Large Cap Fund	$1,141	$1,141	$–
Large Cap Value Fund	14,981	14,981	–
Large Cap Growth Fund	41	41	–
Large Cap Index Fund	822	822	–
Tax-Managed Large Cap Fund	26,824	26,824	–
Small Cap Fund	2,695	2,695	–
Small Cap Value Fund	664	664	–
Small Cap Growth Fund	3,627	3,627	–
Tax-Managed Small/Mid Cap Fund	149	149	–
U.S. Managed Volatility Fund	7,508	7,508	–
Global Managed Volatility Fund	15,403	15,403	–
Tax-Managed Managed Volatility Fund	3,144	3,144	–
Tax-Managed International Managed Volatility Fund	17,510	17,510	–
Core Fixed Income Fund	247,121	247,121	–

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

13. REGULATORY MATTERS

On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter Bank Offered Rate (LIBOR) rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notes to Financial Statements/Consolidated Notes to Financial Statements (Concluded)

September 30, 2022

and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

14. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2022.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax- Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, Real Estate Fund, Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, and Multi-Asset Capital Stability Fund (twenty-four of the twenty-seven funds comprising the SEI Institutional Managed Trust (the Trust)), including the schedules of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statements of assets and liabilities of the Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund, and Multi-Asset Inflation Managed Fund (three of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the Funds), including the consolidated schedules of investments, as of September 30, 2022, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the consolidated cash flows of the Multi-Asset Inflation Managed Fund for the year then ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodians, transfer agents, agent banks and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 29, 2022

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2022.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	95

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 82 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	95

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	95

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	95

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 80 yrs. old	Trustee	since 2007	Retired Private Investor since 1994	95

Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	95

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committtee, 2009-2015.	95

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 71 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	95

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	95

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	89

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 76 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 to June 2021. Senior Manager, Ernst & Young LLP, October 2017 to August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Steven Panner One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2010

Vice President and Assisant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 42 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021-June 2022. Attorney, Stradley, Ronon, Stevens & Young from September 2007-July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget Sudall One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015

Anti-Money Laundering Compliance Officer and Privacy Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021. Anti-Money Laundering Compliance Officer and Privacy Officer of The KP Funds from 2015 to 2020. Anti-Money Laundering Compliance Officer and Privacy Officer of Winton Series Trust from 2015 to 2017. Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Disclosure of Fund Expenses (Unaudited)

September 30, 2022

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

● Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$806.30	0.89%	$4.03
Class Y Shares	1,000.00	807.40	0.64	2.90
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class Y Shares	1,000.00	1,021.86	0.64	3.25
Large Cap Value Fund
Actual Fund Return
Class F Shares	$1,000.00	$832.90	0.89%	$4.09
Class I Shares	1,000.00	831.90	1.11	5.09
Class Y Shares	1,000.00	834.00	0.64	2.95
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.51	1.11	5.61
Class Y Shares	1,000.00	1,021.85	0.64	3.25

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Growth Fund
Actual Fund Return
Class F Shares	$1,000.00	$766.70	0.89%	$3.94
Class I Shares	1,000.00	765.80	1.11	4.91
Class Y Shares	1,000.00	767.50	0.64	2.84
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.51	1.11	5.61
Class Y Shares	1,000.00	1,021.85	0.64	3.25
Large Cap Index Fund
Actual Fund Return
Class F Shares	$1,000.00	$793.90	0.25%	$1.12
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.82	0.25%	$1.27

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Disclosure of Fund Expenses (Unaudited) (Concluded)

September 30, 2022

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period *
Tax-Managed Large Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$817.60	0.89%	$4.06
Class Y Shares	1,000.00	818.80	0.64	2.92
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class Y Shares	1,000.00	1,021.86	0.64	3.24
S&P 500 Index Fund
Actual Fund Return
Class F Shares	$1,000.00	$796.90	0.25%	$1.13
Class I Shares	1,000.00	795.30	0.65	2.93
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.82	0.25%	$1.28
Class I Shares	1,000.00	1,021.80	0.65	3.30
Small Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$829.90	1.14%	$5.23
Class Y Shares	1,000.00	830.90	0.89	4.09
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,025.07	1.14%	$5.77
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Small Cap Value Fund
Actual Fund Return
Class F Shares	$1,000.00	$810.20	1.14%	$5.17
Class I Shares	1,000.00	809.30	1.36	6.16
Class Y Shares	1,000.00	811.00	0.89	4.04
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	1,000.00	1,018.26	1.36	6.87
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Small Cap Growth Fund
Actual Fund Return
Class F Shares	$1,000.00	$801.50	1.11%	$5.01
Class I Shares	1,000.00	800.40	1.36	6.13
Class Y Shares	1,000.00	802.70	0.86	3.89
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.26	1.36	6.87
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Tax-Managed Small/Mid Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$816.00	1.11%	$5.05
Class Y Shares	1,000.00	816.90	0.89	4.05
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	1,000.00	1,020.61	0.89	4.50

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period *
Mid-Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$837.20	0.98%	$4.51
Class I Shares	1,000.00	836.10	1.20	5.52
Class Y Shares	1,000.00	838.10	0.73	3.36
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.16	0.98%	$4.96
Class I Shares	1,000.00	1,019.05	1.20	6.07
Class Y Shares	1,000.00	1,021.41	0.73	3.70
U.S. Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$859.00	0.90%	$4.19
Class I Shares	1,000.00	857.60	1.15	5.35
Class Y Shares	1,000.00	860.20	0.65	3.04
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.56	0.90%	$4.56
Class I Shares	1,000.00	1,019.31	1.15	5.82
Class Y Shares	1,000.00	1,021.81	0.65	3.30
Global Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$857.30	1.11%	$5.17
Class I Shares	1,000.00	856.10	1.36	6.32
Class Y Shares	1,000.00	858.40	0.86	4.01
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.26	1.36	6.87
Class Y Shares	1,000.00	1,020.75	0.86	4.36
Tax-Managed Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$878.50	1.00%	$4.71
Class Y Shares	1,000.00	879.20	0.75	3.54
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.06	1.00%	$5.06
Class Y Shares	1,000.00	1,021.30	0.75	3.81
Tax-Managed International Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$800.20	1.11%	$5.01
Class Y Shares	1,000.00	801.30	0.86	3.89
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	1,000.00	1,020.75	0.86	4.36
Real Estate Fund
Actual Fund Return
Class F Shares	$1,000.00	$741.90	1.14%	$4.98
Class I Shares	1,000.00	741.80	1.36	5.94
Class Y Shares	1,000.00	743.10	0.89	3.90
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.59	0.89	4.52

SEI Institutional Managed Trust / Annual Report / September 30, 2022

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period *
Core Fixed Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$895.30	0.66%	$3.14
Class I Shares	1,000.00	893.30	0.88	4.18
Class Y Shares	1,000.00	895.60	0.41	1.96
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.76	0.66%	$3.35
Class I Shares	1,000.00	1,020.66	0.88	4.46
Class Y Shares	1,000.00	1,023.00	0.41	2.09
High Yield Bond Fund
Actual Fund Return
Class F Shares	$1,000.00	$891.90	0.89%	$4.22
Class I Shares	1,000.00	890.30	1.08	5.12
Class Y Shares	1,000.00	893.00	0.64	3.04
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.66	1.08	5.47
Class Y Shares	1,000.00	1,021.85	0.64	3.25
Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,007.40	0.30%	$1.51
Class Y Shares	1,000.00	1,006.80	0.20	1.01
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.06	0.20	1.02
Tax-Free Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,002.80	0.30%	$1.51
Class Y Shares	1,000.00	1,004.30	0.20	1.02
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.05	0.20	1.03
Real Return Fund
Actual Fund Return
Class F Shares	$1,000.00	$950.00	0.45%	$2.20
Class Y Shares	1,000.00	950.70	0.35	1.72
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,022.81	0.45%	$2.28
Class Y Shares	1,000.00	1,023.31	0.35	1.78

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period *
Dynamic Asset Allocation Fund
Actual Fund Return
Class F Shares	$1,000.00	$801.40	0.75%	$3.39
Class Y Shares	1,000.00	802.10	0.50	2.26
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.31	0.75%	$3.80
Class Y Shares	1,000.00	1,022.56	0.50	2.54
Multi-Strategy Alternative Fund
Actual Fund Return
Class F Shares	$1,000.00	$927.50	1.43%	$6.91
Class Y Shares	1,000.00	929.40	1.18	5.70
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,017.90	1.43%	$7.23
Class Y Shares	1,000.00	1,019.16	1.18	5.97
Multi-Asset Accumulation Fund
Actual Fund Return
Class F Shares	$1,000.00	$805.60	1.17%	$5.30
Class Y Shares	1,000.00	807.30	0.92	4.17
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.20	1.17%	$5.92
Class Y Shares	1,000.00	1,020.46	0.92	4.66
Multi-Asset Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$879.80	0.80%	$3.77
Class Y Shares	1,000.00	880.20	0.70	3.30
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.06	0.80%	$4.05
Class Y Shares	1,000.00	1,021.56	0.70	3.55
Multi-Asset Inflation Managed Fund
Actual Fund Return
Class F Shares	$1,000.00	$965.50	1.18%	$5.81
Class Y Shares	1,000.00	966.60	0.93	4.58
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.15	1.18%	$5.97
Class Y Shares	1,000.00	1,020.41	0.93	4.71
Multi-Asset Capital Stability Fund
Actual Fund Return
Class F Shares	$1,000.00	$970.30	0.62%	$3.06
Class Y Shares	1,000.00	971.30	0.52	2.57
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.96	0.62%	$3.14
Class Y Shares	1,000.00	1,022.46	0.52	2.64

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Review of the Liquidity Risk Management Program (Unaudited)

September 30, 2022

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 22, 2022, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2021 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee noted that additional monitoring processes have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data, who was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

At the March 21-23, 2022 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 6-8, 2021, March 21-23, 2022, June 20-22, 2022, and September 6-8, 2022. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the approval or renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including, solely with respect to the Multi-Strategy Alternative Fund, underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported approval or renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported approval or renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2022, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2022, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2022, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Tax-Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0.00%	78.23%	21.77%	0.00%	100.00%	24.95%
Large Cap Value Fund	0.00%	66.74%	33.26%	0.00%	100.00%	100.00%
Large Cap Growth Fund	0.00%	90.19%	9.81%	0.00%	100.00%	58.43%
Large Cap Index Fund	0.00%	11.10%	88.90%	0.00%	100.00%	0.00%
Tax-Managed Large Cap Fund	0.00%	83.33%	16.67%	0.00%	100.00%	77.84%
S&P 500 Index Fund	0.00%	82.24%	17.76%	0.00%	100.00%	18.41%
Small Cap Fund	0.00%	47.91%	52.09%	0.00%	100.00%	1.26%
Small Cap Value Fund	0.00%	67.89%	32.11%	0.00%	100.00%	66.37%
Small Cap Growth Fund	0.00%	57.85%	45.12%	0.00%	100.00%	0.72%
Tax-Managed Small/Mid Cap Fund	0.00%	97.58%	2.42%	0.00%	100.00%	100.00%
Mid-Cap Fund	0.00%	51.77%	48.23%	0.00%	100.00%	6.52%
U.S. Managed Volatility Fund	0.00%	62.97%	37.03%	0.00%	100.00%	62.95%
Global Managed Volatility Fund	0.00%	84.21%	15.79%	0.00%	100.00%	38.66%
Tax-Managed Managed Volatility Fund	0.00%	79.73%	20.27%	0.00%	100.00%	0.00%
Tax-Managed International Managed Volatility Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Real Estate Fund	0.00%	44.04%	55.96%	0.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Conservative Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.10%	99.90%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	62.66%	37.34%	0.00%	100.00%	1.63%
Multi-Strategy Alternative Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Multi-Asset Accumulation Fund	0.00%	20.09%	79.91%	0.00%	100.00%	0.00%
Multi-Asset Income Fund	0.00%	1.22%	98.78%	0.00%	100.00%	1.29%
Multi-Asset Inflation Managed Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.16%
Multi-Asset Capital Stability Fund	0.00%	12.29%	87.71%	0.00%	100.00%	0.73%

SEI Institutional Managed Trust / Annual Report / September 30, 2022

	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
Large Cap Fund	24.95%	0.00%	0.00%	100.00%	0.69%
Large Cap Value Fund	100.00%	0.00%	0.00%	100.00%	0.00%
Large Cap Growth Fund	60.80%	0.00%	0.00%	100.00%	0.00%
Large Cap Index Fund	0.00%	0.00%	0.19%	100.00%	0.00%
Tax-Managed Large Cap Fund	77.84%	0.00%	0.00%	100.00%	1.62%
S&P 500 Index Fund	19.10%	0.00%	0.00%	100.00%	2.82%
Small Cap Fund	1.26%	0.00%	0.00%	100.00%	0.10%
Small Cap Value Fund	68.63%	0.00%	0.00%	100.00%	5.77%
Small Cap Growth Fund	0.72%	0.00%	0.00%	100.00%	0.00%
Tax-Managed Small/Mid Cap Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Mid-Cap Fund	6.52%	0.00%	0.00%	100.00%	0.62%
U.S. Managed Volatility Fund	65.34%	0.00%	0.00%	100.00%	1.92%
Global Managed Volatility Fund	85.74%	0.00%	0.06%	100.00%	1.10%
Tax-Managed Managed Volatility Fund	0.00%	0.00%	0.49%	100.00%	0.31%
Tax-Managed International Managed Volatility Fund	12.17%	0.00%	0.00%	0.00%	0.00%
Real Estate Fund	0.00%	0.00%	0.00%	100.00%	31.93%
Core Fixed Income Fund	0.00%	18.05%	81.98%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	60.96%	0.00%	0.00%
Conservative Income Fund	0.00%	0.08%	99.72%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	0.00%	67.87%	0.00%	0.00%
Dynamic Asset Allocation Fund	1.70%	0.00%	0.00%	100.00%	0.00%
Multi-Strategy Alternative Fund	0.00%	0.00%	0.02%	100.00%	0.00%
Multi-Asset Accumulation Fund`	0.00%	0.00%	4.73%	100.00%	0.00%
Multi-Asset Income Fund	1.34%	0.00%	72.57%	0.00%	0.00%
Multi-Asset Inflation Managed Fund	0.16%	0.00%	1.14%	0.00%	0.00%
Multi-Asset Capital Stability Fund	1.05%	0.00%	4.96%	100.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2022, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Tax-Managed International Managed Volatility Fund	$10,322,481	$773,686

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Notice to Shareholders (Unaudited) (Concluded)

Items (C), (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Managed Trust / Annual Report / September 30, 2022

SEI Institutional Managed Trust / Annual Report / September 30, 2022

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-087 (9/22)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2022 and 2021 as follows:

		Fiscal Year 2022			Fiscal Year 2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$1,035,060	N/A	$0	$1,021,310	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (2)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(3)	$0	$332,500	$0	$0	$331,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees include amounts related to tax compliance and consulting services.
(3)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2022	Fiscal 2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2022 and 2021 were $332,500 and $331,000, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher President and Chief Executive Officer

Date: December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher President and Chief Executive Officer

Date: December 5, 2022

By	/s/ Ankit Puri
Ankit Puri Controller and Chief Financial Officer

Date: December 5, 2022